As filed with the U.S. Securities and Exchange Commission on November 21, 2025

Securities Act File No. 333-191151

Investment Company Act File No. 811-22887

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 76	☒

and/or

REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 78	☒
(Check appropriate box or boxes)

Calamos ETF Trust
(Exact Name of Registrant as Specified in Charter)

2020 Calamos Court
Naperville, Illinois
(Address of Principal Executive Offices)

60563
(Zip Code)

Registrant’s Telephone Number, including Area Code: (630) 245-7200

Erik D. Ojala
2020 Calamos Court
Naperville, Illinois 60563
(Name and Address of Agent for Service)

With Copies to:

Paulita A. Pike and Rita Rubin
Ropes & Gray LLP
191 North Wacker Drive, 32nd Floor
Chicago, Illinois 60606

Approximate Date of Proposed Public Offering: As soon as practicable following the effectiveness of the Registration Statement.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on November 28, 2025, pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on [ ] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CALAMOS ETF TRUST

CONTENTS OF POST EFFECTIVE AMENDMENT NO. 76

This Registration Statement consists of the following papers and documents:

Cover Sheet

Part A – Prospectus – Calamos Laddered S&P 500® Structured Alt Protection ETF®, Calamos Laddered Bitcoin Structured Alt Protection ETF®, Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®, and Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

Part B – Statements of Additional Information

Part C – Other Information

Signature Page

Exhibit Index

Fund Name	Ticker	Exchange
Calamos Laddered S&P 500® Structured Alt Protection ETF®	CPSL	Cboe BZX Exchange, Inc.

Prospectus November 28, 2025

The fund listed above (the "Fund") is a series of the Calamos ETF Trust (the "Trust") and an exchange-traded fund ("ETF"). The Fund lists and principally trades its shares on the Cboe BZX Exchange, Inc. (the "Exchange").

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Calamos Laddered S&P 500® Structured Alt Protection ETF®

Investment Objective

Calamos Laddered S&P 500® Structured Alt Protection ETF® (the "Fund") seeks to provide investors with capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund ("Fund Shares"). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.10%
Distribution and/or Service Fees (12b-1)	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.69%
Total Annual Operating Expenses[2]	0.79%

1  "Acquired Fund Fees and Expenses" include certain expenses incurred in connection with the Fund's investment in a laddered portfolio of Calamos S&P 500® Series Structured Alt Protection ETFs® (the "Underlying ETFs").
2  The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund's financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, whether you sell or hold your Fund Shares, would be:

You would pay the following expenses whether you sell or hold your Fund Shares at the end of the period:

One Year	Three Years	Five Years	Ten Years
$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the period from September 9, 2024 (commencement of operations) through July 31, 2025, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of twelve Calamos S&P 500® Structured Alt Protection ETF®s (each an "Underlying ETF" and collectively the "Underlying ETFs"). The term "laddered portfolio" refers to the Fund's investment in multiple Underlying ETFs that have target outcome period expiration dates which occur on a rolling, or periodic, basis. See below for a discussion of "target outcome periods" and their meaning within the strategies of the Underlying ETFs. The rolling or "laddered" nature of the investments in the Underlying ETFs creates diversification of investment time period compared to the risk of acquiring or disposing of any one Underlying ETF at any one time. This diversification of investment

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Calamos Laddered S&P 500® Structured Alt Protection ETF®

time period is intended to mitigate the risk of failing to benefit from the downside protection of a single Underlying ETF due to the timing of investment in such Underlying ETF and the relative price of the reference asset or having limited or no upside potential remaining because of the cap of a single Underlying ETF. The Fund's laddered approach is intended to allow the Fund to continue to benefit from increases in the value of the SPDR® S&P 500® ETF Trust ("SPY"), while limiting downside losses. Depending on when the Fund acquires shares of an Underlying ETF, even with a laddered approach, the cap and/or downside protection of an Underlying ETF may be exhausted unless the Fund acquires shares at the beginning of a Target Outcome Period (as defined below). The Fund does not typically buy shares at the beginning of the Target Outcome Period. Unlike the Underlying ETFs, the Fund itself does not pursue a target outcome strategy. The protection is only provided by the Underlying ETFs and the Fund itself does not provide any stated downside protection against losses. The Fund will likely not receive the full benefit of the Underlying ETF downside protections and could have limited upside potential. The Fund's returns are limited by the caps of the Underlying ETFs.

In order to understand the Fund's strategy and risks, it is important to understand the strategies and risks of the Underlying ETFs. See "Additional Information on the Fund's Investment Objective and Strategies" for a discussion of the principal investment strategies of the Underlying ETFs.

Under normal market conditions, the Fund will invest substantially all of its assets in the Underlying ETFs, which seek to provide investors with returns (before fees and expenses) that match the price return of SPY, up to a predetermined upside cap, while providing downside protection (before fees and expenses) against SPY losses, over a defined one-year outcome period. The Fund intends only to acquire shares of Underlying ETFs in the secondary market and will not engage in any principal transactions with the Underlying ETFs. The Fund and each Underlying ETF are advised by Calamos Advisors LLC ("Calamos" or the "Adviser"). PDR Services, LLC ("PDR") serves as SPY's sponsor. The investment objective of SPY is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index. See "SPDR® S&P 500® ETF Trust" below for more information.

The Underlying ETFs invest substantially all of their assets in FLexible EXchange® Options ("FLEX Options") on SPY. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation. Each Underlying ETF uses FLEX Options to employ a "target outcome strategy." Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index (in this case, SPY). The pre-determined outcomes sought by the Underlying ETFs, which include downside protection against (before fees and expenses) SPY losses and a cap on upside potential, are based on the price return of SPY over an approximate one-year period beginning on the first business day in the month for which each Underlying ETF is named and ending on the last business day of the preceding month in the following year (the "Target Outcome Period"). Each Underlying ETF establishes a new cap annually at the beginning of each Target Outcome Period. See "Capital Protection and Cap" below under "Additional Information About Investment Strategies and Related Risks."

Each Underlying ETF's strategy has been specifically designed to produce the outcomes (before fees and expenses) based upon SPY's returns over the duration of a Target Outcome Period. At the end of each Target Outcome Period, an Underlying ETF's FLEX Options are generally allowed to expire or be sold at or near their expiration, and the proceeds are used to purchase (or roll into) a new set of FLEX Options expiring in approximately one year. This means that approximately every 30 days, one of the Underlying ETFs will undergo a "reset" of its cap and a refresh of its downside protection. The Fund will generally hold one Underlying ETF with FLEX Options expiring within one month, a second Underlying ETF with FLEX Options expiring within two months, a third Underlying ETF with FLEX Options expiring within three months, etc., up to and including twelve months. The rolling or "laddered" nature of the investments in the Underlying ETFs creates diversification of investment time period and market level (meaning the price of SPY at any given time) compared to the risk of acquiring or disposing of any one Underlying ETF at any one time. Because the Fund typically will not acquire shares of the Underlying ETFs on the first day of a Target Outcome Period and may dispose of shares of the Underlying ETFs before the end of the Target Outcome Period, the Fund may experience investment returns that are very different from those that the Underlying ETFs seek to provide. If an Underlying ETF has experienced certain levels of either gains or losses since the beginning of its current Target Outcome Period, there may be little to no ability for the Fund to achieve gains or benefit from the downside protection for the remainder of the Target Outcome Period.

CALAMOS LADDERED S&P 500® STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered S&P 500® Structured Alt Protection ETF®

When an investor purchases shares of a single Underlying ETF, his or her potential outcomes are limited by the Underlying ETF's stated cap and downside protection over a defined time period (depending on when the shares were purchased). Alternatively, the Fund's laddered approach provides a diversified exposure to all of the Underlying ETFs in a single investment. By owning a laddered portfolio of Underlying ETFs, the Fund has the ability to continue to benefit from increases in the value of SPY and to provide a level of downside protection as one of the Underlying ETFs will reset its cap and refresh its downside protection every month based on the price of SPY at the time of the reset. In other words, the continual and periodic "refreshing" of the Underlying ETF caps and downside protection at current SPY prices is intended to allow the Fund to continue to benefit from increases in the value of SPY, while limiting downside losses. This approach reduces the risk inherent in the Underlying ETFs of having the upside potential for an entire Target Outcome Period capped out in cases of rapid appreciation of SPY. It also reduces the risk of failing to benefit from an individual Underlying ETF downside protection in cases where SPY has depreciated. Approximately every 30 days, one of the Underlying ETFs will undergo a reset of its cap and a refresh of its downside protection, meaning that investors will have the ability to benefit from any appreciation in SPY for future periods up to the respective caps of the Underlying ETFs and will have the benefit of the downside protection for future periods. A laddered portfolio can diversify timing risk, similar to how laddered bond portfolios seek to manage timing risks for fixed-income investors.

The Fund intends only to acquire shares of Underlying ETFs in the secondary market and will not engage in any principal transactions with the Underlying ETFs. The Fund intends to generally rebalance its portfolio to equal weight (i.e., 8.33% per Underlying ETF) semi-annually. The Fund also will acquire and dispose of Underlying ETFs in connection with the creation and redemption of Creation Units between semi-annual rebalances. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Fund having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Fund's returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures. If an over-weighted Underlying ETF underperforms the other Underlying ETFs, the Fund will experience returns that are inferior to those that would have been achieved if the Underlying ETFs were equally weighted. See Significant Exposure Risk below.

The current list of Underlying ETFs in the Fund's portfolio can be found at https://www.calamos.com/capabilities/structured-protection-etfs/. The Fund's website will provide, on a daily basis, the proportion of the Fund's assets invested in each Underlying ETF at any given time. Each Underlying ETF's website provides important information (including Target Outcome Period start and end dates and the cap (both gross and net of fees) and downside protection both at the start of the Underlying ETF's Target Outcome Period and on any particular day relative to the end of the Target Outcome Period).

Although this website information may be useful in understanding the investment strategies of the Underlying ETFs, it is limited in providing an investor of the Fund with all of the risks and potential outcomes associated with an investment in the Underlying ETFs. For example, it does not provide a direct example of your potential investment return in the Fund because of the Fund's laddered exposure to the Underlying ETFs in which each one of the Underlying ETFs will reset its cap and refresh its downside protection annually based on prevailing market conditions.

The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment strategy may include active and frequent trading. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except to the extent that the underlying referenced index of the Underlying ETFs invests more than 25% of its assets in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies. As of October 9, 2025, SPY had significant investments in information technology companies.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. You should not consider investing in the Fund if your investment objective differs from the Fund's investment objective or if you are not willing to accept the principal risks associated with an

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investment in the Fund. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund include:

•  Absence of an Active Market Risk — The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund's shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants' ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund's shares are trading on the Exchange, which could result in a decrease in value of the Fund's shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

•  Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

•  Cap Change Risk — A new Underlying ETF cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, a cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods.

•  Capped Upside Risk — Each Underlying ETF's strategy seeks to provide returns (before fees and expenses) that match the price return of SPY for shares acquired on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event that the Fund acquires Underlying ETF shares after the first day of a Target Outcome Period and the Underlying ETF has risen in value to a level near or at the cap (because the Fund's potential gain will be limited to the difference between the Underlying ETF's NAV on the date the Fund purchases Underlying ETF shares and the cap), there may be little or no ability for the Fund to experience an investment gain on its shares, however, the Fund will remain vulnerable to downside risks. This could be true for all of the Underlying ETFs held by the Fund at a certain point in time severely limiting the Fund's ability to participate in gains during that time. If SPY experiences gains during a Target Outcome Period, an Underlying ETF will not participate in those gains beyond the cap. If the Fund buys Underlying ETF shares when the price exceeds the cap, the Fund will not experience any gain regardless of the performance of SPY.

CALAMOS LADDERED S&P 500® STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered S&P 500® Structured Alt Protection ETF®

•  Cash Holdings Risk — To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund's performance and ability to achieve its investment objective.

•  Costs of Buying and Selling Fund Shares — Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

•  Counterparty Risk — Underlying ETF transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Underlying ETF. Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to an Underlying ETF and, in turn, the Fund. An Underlying ETF may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of an Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF and, in turn, the Fund could suffer significant losses.

•  Derivatives Risk — Derivatives are instruments, such as options, futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counterparty risk, meaning that the party with whom the Fund enters into a derivative transaction may experience a significant credit event and/or may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•  Equity Securities Risk — The securities markets are volatile, and the market prices of the SPY's securities may decline generally. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. If the market prices of the securities owned by the SPY fall, the value of your investment in the Fund will decline.

•  Flex Options Risk — The Underlying ETFs invest in FLEX Options. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Underlying ETFs may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Underlying ETFs' FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Underlying ETFs' shares and result in the Underlying ETFs and, in turn, the Fund being unable to achieve their investment objective. Less liquidity in the trading of the Underlying ETF's FLEX Options could have an impact on the prices paid or received by the Underlying ETFs for the FLEX Options in connection with creations and redemptions of the Underlying ETF's shares. Depending on the nature of this impact to pricing, an Underlying ETF may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Underlying ETF and whether the Underlying ETF can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and

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the value of the Underlying ETFs. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

•  Flex Options Valuation Risk — The FLEX Options held by the Underlying ETFs will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as SPY (although they generally move in the same direction) or its underlying securities. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of SPY, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and SPY and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Underlying ETFs, the ability of the Underlying ETFs to value the FLEX Options becomes more difficult and the judgment of the Underlying ETFs' investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Underlying ETFs' holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Underlying ETFs to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser's judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Underlying ETFs.

•  Fund-of-Funds Risk — Shareholders of the Fund will experience investment returns that are different than the investment returns provided by an Underlying ETF. The Fund does not itself pursue a defined outcome strategy, nor does the Fund itself provide downside protection against SPY losses. Because the Fund will typically not purchase an Underlying ETF on the first day of a Target Outcome Period, it is not likely that the stated outcome of the Underlying ETF will be realized by the Fund. The Fund will be continuously exposed to the investment profiles of each of the Underlying ETFs during their respective Target Outcome Periods. The Fund, with its aggregate exposure to each of the Underlying ETFs, may have investment returns that are inferior to that of any single Underlying ETF or group of Underlying ETFs over any given time period. In between the semi-annual rebalance period of the Index, because the Fund is not equally weighted on a continuous basis, the Fund may be exposed to one or more Underlying ETFs disproportionately when compared to other Underlying ETFs. In such circumstances, the Fund will be subject to the over-weighted performance of such Underlying ETF. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF's expenses, subjecting Fund shareholders to duplicative expenses.

•  Index or Model Constituent Risk — The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund's shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund's net asset value could be negatively impacted and the Fund's market price may be below the Fund's net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund's shares.

•  Information Technology Companies Risk — SPY invests significantly in information technology companies. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

CALAMOS LADDERED S&P 500® STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered S&P 500® Structured Alt Protection ETF®

•  Large Capitalization Companies Risk — SPY invests in the securities of large capitalization companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

•  Management Risk — The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

•  Market Fluctuation Tax Risk and Cash Transaction Risk — The Fund is acquiring shares of the Underlying ETFs in the open market. When the Fund sells shares of the Underlying ETFs in the open market, the Fund will recognize gain or loss on the disposition of the shares, which could have a negative impact on Fund returns. In addition, note that the Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash rather than in-kind. If the Fund effects redemptions for cash, it may be required to sell shares of the Underlying ETFs in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute such shares only in-kind. The Fund intends to distribute these gains to shareholders to maintain its qualification as a RIC and avoid a fund-level tax. As a result, shareholders may receive a larger amount of, or accelerated, taxable distributions from the Fund than if the Fund did not employ such a strategy. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund's shares than for ETFs that distribute portfolio securities in-kind. The Fund's use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective.

•  Market Risk — The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock or fixed-income market, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests.

•  New Fund Risk — The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

•  Non-Diversification Risk — The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

•  Operational Risk — The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund's ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

•  Options Risk — The use of options by the Underlying ETFs involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Underlying ETFs' portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and

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Calamos Laddered S&P 500® Structured Alt Protection ETF®

international political and economic events. The effective use of options by the Underlying ETFs also depends on the Underlying ETFs' ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Underlying ETFs will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.

•  Premium/Discount Risk — The market price of the Fund's shares will generally fluctuate in accordance with changes in the Fund's net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund's investment advisor cannot predict whether shares will trade below at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund's shares may become less liquid in response to deteriorating liquidity in the market for the Fund's underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund's shares and their net asset value and the bid/ask spread on the Fund's shares may widen.

•  Sector Risk — To the extent the SPY invests a significant portion of its assets in a particular sector, a greater portion of the Underlying ETF's and Fund's performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market, and it is possible that the SPY may underperform the broader market.

•  Significant Exposure Risk — The Fund intends to generally rebalance its portfolio to equal weight (i.e., 8.33% per Underlying ETF) semi-annually, in connection with the reset of each Underlying ETF. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Fund having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Fund's returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures.

•  SPY Equity Risk — Because each Underlying ETF holds FLEX Options that reference SPY, each Underlying ETF has exposure to the equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

•  SPY Risk — Each Underlying ETF invests in FLEX Options that reference SPY, which subjects the Underlying ETFs to certain of the risks of owning shares of an ETF as well as the types of instruments in which SPY invests. The value of SPY will fluctuate over time based on fluctuations in the values of the securities held by SPY, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to absence of an active market risk, premium/discount risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund's shares. An ETF that tracks an index may not exactly match the performance of the index due to cash drag, differences between the portfolio of the ETF and the components of the index, expenses and other factors.

•  Target Outcome Period Risk — Each Underlying ETF's investment strategy is designed to deliver returns that match the price return of SPY if shares are bought on the day on which the Underlying ETF enters into the FLEX Options (i.e., the first day of a Target Outcome Period) and held until those FLEX Options expire at the end of the Target Outcome Period

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Calamos Laddered S&P 500® Structured Alt Protection ETF®

subject to the cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event the Fund acquires shares after the first day of a Target Outcome Period or disposes of shares prior to the expiration of the Target Outcome Period, the value of the Fund's investment in Underlying ETF shares may not be protected against a decline in the value of SPY and may not participate in a gain in the value of SPY for the Fund's investment period.

•  Tax Risk from Investment in Other Investment Companies — The Fund and each Underlying ETF intend to elect and to qualify each year to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. The federal income tax treatment of certain aspects of each Underlying ETF's operations — including its options strategy, its hedging strategy, and the possible application of the "straddle" rules and various loss limitations — is not entirely clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to RICs if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to RICs could cause an Underlying ETF to fail to qualify as such. If an Underlying ETF were to fail to qualify as a RIC for purposes of the Code, the Fund may not meet the diversification tests necessary to qualify as a RIC and thus may lose its own RIC status. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund's Board of Trustees may determine to reorganize or close the Fund or materially change the Fund's investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

•  Trading Issues Risk — Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund's assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

•  Underlying ETF Concentration Risk — An Underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Underlying ETF's investments more than the market as a whole, to the extent that the Underlying ETF's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.

•  Underlying ETF Exposure Risk — An investment in the Fund may provide returns that are lower than the returns that an investor could achieve by investing in one or more of the Underlying ETFs alone. Additionally, if one or more of the Underlying ETFs has exceeded its cap at the time that you invest in the Fund, you may derive no benefit from the Fund's investment in that Underlying ETF until the next reset of the Underlying ETF. Likewise, if one or more of the Underlying ETFs has decreased in value below its downside protection at the time that you invest in the Fund, you may derive no downside protection from the Fund's investment in that Underlying ETF. See Capital Protection Risk and Capped Upside Risk above. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF's expenses, subjecting Fund shareholders to duplicative expenses. The Fund does not itself pursue a target outcome strategy and does not provide any downside protection against Underlying ETF losses.

•  Underlying ETF Risk — The Fund's investment in shares of the Underlying ETFs subjects it to the risks of owning the securities held by the Underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the

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Calamos Laddered S&P 500® Structured Alt Protection ETF®

Fund, including absence of an active market risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF's expenses, subjecting Fund shareholders to duplicative expenses.

Fund Performance

The Fund commenced operations on September 9, 2024, and thus does not yet have annual returns for a full calendar year. Accordingly, performance data is not included. Performance information is available at no cost by visiting www.calamos.com. Past performance (before and after taxes) is not an indication of future performance.

Investment Adviser

Calamos Advisors LLC ("Calamos Advisors" or the "Adviser")

Portfolio Managers

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH ADVISER
David O'Donohue	Since September 2024	SVP, Sr. Co-Portfolio Manager
Jimmy Young	Since September 2024	SVP, Co-Portfolio Manager
Eli Pars	Since September 2024	SVP, Sr. Co-Portfolio Manager
Jason Hill	Since September 2024	SVP, Sr. Co-Portfolio Manager
Anthony Vecchiolla	Since September 2024	VP, Co-Portfolio Manager
Jordan Rosenfeld	Since November 2025	VP, Co-Portfolio Manager

CALAMOS LADDERED S&P 500® STRUCTURED ALT PROTECTION ETF®
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Other Important Information Regarding Fund Shares

Portfolio Holdings. The Fund's portfolio holdings are disclosed on its website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day. A description of the Fund's policies and procedures with respect to the disclosure of such Fund's portfolio holdings is available in the Fund's Statement of Additional Information ("SAI").

Premium/Discount Information. Information about the premiums and discounts at which the Fund's Shares have traded will be available at www.calamos.com.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value ("NAV"), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the "bid-ask spread"). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.calamos.com/.

Tax Information

Net investment income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute net investment income and capital gains, if any, at least annually.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), such Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Additional Information About Investment Strategies and Related Risks

The Fund is a series of Calamos ETF Trust and is regulated as an "investment company" under the 1940 Act. The Fund is actively managed and does not seek to track the performance of an index. The Fund's investment objective to seek to provide investors with capital appreciation is non-fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund's Statement of Additional Information ("SAI") are non-fundamental and may be changed by the Board without shareholder approval. If there is a material change to the Fund's principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

The Fund is classified as "non-diversified" under the 1940 Act, as amended. The Fund's investment strategy may include active and frequent trading. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except to the extent that the underlying referenced index of the Underlying ETFs invests more than 25% of its assets in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in ETFs. Shareholders will be provided with 60-day written notice of any change to this policy.

The Fund may invest in ETFs in excess of the limits imposed under the 1940 Act on investments in other investment companies. Accordingly, the Fund intends to rely on Section 12(d)(1)(G) of the 1940 Act in connection with such investments.

By investing substantially all of its assets in the Underlying ETFs, the Fund seeks to provide upside participation (before fees and expenses) in the price return of SPY, while attempting to limit downside risk (due to the downside protection provided for in each of the Underlying ETFs). Each Underlying ETF's strategy has been specifically designed to produce the outcomes based upon SPY's price returns over the duration of a Target Outcome Period. At the end of each Target Outcome Period, an Underlying ETF's FLEX Options are generally allowed to expire or sold at or near their expiration, and the proceeds are used to purchase (or roll into) a new set of FLEX Options expiring in approximately one year. This means that approximately every 30 days, one of the Underlying ETFs will undergo a "reset" of its cap and a refresh of its downside protection. At any given time, once fully implemented, the Fund will generally hold one Underlying ETF with FLEX Options expiring within one month, a second Underlying ETF with FLEX Options expiring within two months, a third Underlying ETF with FLEX Options expiring within three months, etc., up to and including twelve months. The rolling or "laddered" nature of the Underlying ETFs creates diversification of investment time period and market level compared to the risk of acquiring or disposing of any one Underlying ETF at any one time.

When an investor purchases shares of a single Underlying ETF, his or her potential outcomes are limited by the Underlying ETF's stated cap and downside protection over a defined time period (depending on when the shares were purchased). Alternatively, the Fund's laddered approach provides a diversified exposure to all of the Underlying ETFs in a single investment. By owning a laddered portfolio of Underlying ETFs, the Fund has the ability to continue to benefit from increases in the value of SPY and to provide a level of downside protection as one of the Underlying ETFs will reset its cap and refresh its downside protection every month based on the price of SPY at the time of the reset. In other words, the continual and periodic "refreshing" of the Underlying ETF caps and downside protections at current SPY prices is intended to allow the Fund to continue to benefit from increases in the value of SPY, while limiting downside losses. This approach reduces the risk inherent in the Underlying ETFs of having the upside potential for an entire Target Outcome Period capped out in cases of rapid appreciation of SPY. It also reduces the risk of failing to benefit from an individual Underlying ETF's downside protection in cases where SPY has depreciated. Approximately every 30 days, one of the Underlying ETFs will undergo a reset of its cap and a refresh of its downside protection, meaning that investors will have the ability to benefit from any appreciation in SPY for future periods up to the respective caps of the Underlying ETFs and will have the benefit of the downside protection for future periods. A laddered portfolio can diversify the timing risk, similar to how laddered bond portfolios seek to manage timing risks for

CALAMOS LADDERED S&P 500® STRUCTURED ALT PROTECTION ETF®
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Additional Information About Investment Strategies and Related Risks

fixed-income investors. Unlike the Underlying ETFs, the Fund itself does not pursue a target outcome strategy. The downside protection is only provided by the Underlying ETFs and the Fund itself does not provide any stated downside protection against losses. The Fund will likely not receive the full benefit of the Underlying ETF downside protection and could have limited upside potential. The Fund's returns are limited by the caps of the Underlying ETFs.

The target outcomes each Underlying ETF seeks for investors that hold its shares for an entire Target Outcome Period are as follows, though there can be no guarantee these results will be achieved:

•  If SPY appreciates over the Target Outcome Period, the combination of FLEX Options held by the Underlying ETF seeks to provide upside participation (before the Underlying ETF's fees and expenses) matching that of the price return of SPY, up to a cap that is determined at the start of the Target Outcome Period.

•  If SPY decreases over the Target Outcome Period, the combination of FLEX Options held by the Underlying ETF seeks to provide downside protection of the of SPY losses, prior to taking into account the Underlying ETF's fees and expenses.

Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period and therefore is likely to experience investment returns very different from those that the Underlying ETF seeks to provide. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period, and therefore the Fund is likely to experience investment returns very different from those that the Underlying ETFs seek to provide. The Fund will likely not receive the full benefit of the Underlying ETF downside protection and could have limited upside potential. When the Fund acquires and disposes of shares of the Underlying ETFs in between semi-annual rebalances in connection with the creation and redemption of creation units, it will acquire such shares pro-rata based on the then current weightings of the Underlying ETFs in the Fund's portfolio.

The Underlying ETFs

On the first day of each new Target Outcome Period, an Underlying ETF resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Target Outcome Period. This means that each Underlying ETF's cap will change for each Target Outcome Period based upon prevailing market conditions at the beginning of each Target Outcome Period. Each Underlying ETF will be perpetually offered and not terminate after the initial or any subsequent Target Outcome Period. Approximately one week prior to the end of the current Target Outcome Period, the Underlying ETF's website will be updated to alert existing shareholders that the Target Outcome Period is approaching its conclusion and will disclose the anticipated cap range for the next Target Outcome Period.

While the cap and downside protection of an Underlying ETF provide the intended outcomes only for investors that hold their shares throughout the complete term of the Target Outcome Period, an investor, like the Fund, can expect their shares to generally move in the same direction as SPY during a Target Outcome Period. However, during a Target Outcome Period, an investor's shares may not experience price movement to the same extent as the price movement of SPY. During a Target Outcome Period there may be periods of significant disparity between an Underlying ETF's NAV and the price performance of SPY. As SPY's price and the Underlying ETF's NAV change over a Target Outcome Period, an investor, like the Fund, acquiring shares after the start of a Target Outcome Period will likely have a different return potential than an investor who purchased shares at the start of the Target Outcome Period. This is because while the cap and downside protection for a Target Outcome Period are fixed levels that are calculated in relation to the SPY price and the Underlying ETF's NAV at the start of a Target Outcome Period and that remain constant throughout the Target Outcome Period, an investor, like the Fund, purchasing shares at market value during a Target Outcome Period likely purchased shares at a price that is different from the Underlying ETF's NAV at the start of the Target Outcome Period (i.e., the NAV that the cap and downside protection reference). For example, if the Fund acquires shares of an Underlying ETF during a Target Outcome Period at a time when the Underlying ETF has decreased in value from its value on the first day of the Target Outcome Period, the Fund's downside protection will essentially be decreased by the amount of the decrease in the Underlying ETF's

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Additional Information About Investment Strategies and Related Risks

value. Conversely, if the Fund acquires shares of an Underlying ETF during a Target Outcome Period at a time when the Underlying ETF has increased in value from its value on the first day of the Target Outcome Period, the cap for that portion of the Fund's portfolio will essentially be decreased by the amount of the increase in the Underlying ETF's value. See "Capital Protection and Cap" below for additional information. In addition, the current price of SPY is likely to be different from the price of SPY at the start of a Target Outcome Period, meaning the Fund may not experience the intended return of an Underlying ETF.

Capital Protection and Cap

Each Underlying ETF seeks to provide capital protection to absorb 100% of losses (before fees and expenses) of the SPY at the end of each Outcome Period. Each Underlying ETF's capital protection level will be reduced by the Underlying ETF's management fees and further reduced by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Underlying ETF's management fee. If the Underlying ETF is required to increase its holdings of cash during the Outcome Period to pay fees and expenses incurred by it, the capital protection level may be further reduced. The Underlying ETFs do not seek to provide capital protection against 100% of losses (before fees and expenses) of such Underlying ETF as of any time other than the end of the Outcome Period.

Depending on the Underlying ETF's NAV at the time of purchase, the Fund may lose its entire investment in an Underlying ETF. An investment in the Fund is only appropriate for shareholders willing to bear those losses. Despite the intended downside protection of the Underlying ETFs, the Fund could lose its entire investment.

The returns of each Underlying ETF are subject to a cap for each Target Outcome Period. Unlike other investment products, the potential returns the Fund can receive from an Underlying ETF are subject to a pre-determined upside return cap that represents the maximum percentage return the Fund can achieve from an investment in the Underlying ETF for an entire Target Outcome Period. In the event SPY experiences gains over a Target Outcome Period, the Underlying ETF seeks to provide investment returns before fees and expenses that match the percentage increase of SPY, but any percentage gains over amount of the cap will not be experienced by the Underlying ETF or, in turn, the Fund. This means that if SPY experiences gains for a Target Outcome Period in excess of the cap for that Target Outcome Period, neither the Underlying ETF nor the Fund will benefit from those excess gains. Additionally, if a Target Outcome Period has begun and an Underlying ETF has increased in value to a level near to the cap, an investor, like the Fund, purchasing at that price has little or no ability to achieve gains but remains vulnerable to downside risks. Therefore, regardless of the performance of SPY, the cap is the maximum return the Fund can achieve from an investment in the Underlying ETF for that Target Outcome Period.

Each Underlying ETF's cap is set on the first day of each Target Outcome Period. The defined cap applicable to a Target Outcome Period will vary based on prevailing market conditions at the time, including then-current interest rate levels, SPY volatility, and the relationship of puts and calls on the underlying FLEX Options.

The cap level is a result of the design of each Underlying ETF's principal investment strategy. In order to provide the downside protection, the Underlying ETF purchases a series of put and call FLEX Options on the first day of a Target Outcome Period. As the purchaser of these FLEX Options, the Underlying ETF is obligated to pay a premium to the seller of those FLEX Options. The portfolio managers calculate the amount of premiums that the Underlying ETF will owe on the put options acquired and sold to provide the downside protection and will then go into the market and sell call options with terms that entitle the Underlying ETF to receive premiums such that the net amount of premiums paid per unit of SPY is approximately equal to the price per unit of shares of SPY. The cap is the strike price of those sold FLEX Options.

The following line graph and bar chart illustrate the hypothetical returns that the FLEX Options seek to provide for each Underlying ETF with respect to the price performance of SPY in certain illustrative scenarios over the course of a Target Outcome Period. The caps in the line graph and bar chart below are for illustration only and the actual caps may be different.

CALAMOS LADDERED S&P 500® STRUCTURED ALT PROTECTION ETF®
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Additional Information About Investment Strategies and Related Risks

The line graph and bar chart do not take into account payment by the Underlying ETFs of fees and expenses. There is no guarantee that an Underlying ETF will be successful in providing these investment outcomes for any Target Outcome Period.

•  The line graph above represents the Underlying ETF's hypothetical intended return profile based upon the performance of SPY.

•  The cap in the line graph above is for illustration only and the actual caps may be different.

Explanation of diagram:

1.  Calamos S&P 500® Structured Alt Protection ETF® — Participation Layer: The dotted grey line represents the first layer, which involves purchasing a near zero-strike (i.e., deep in-the-money) call on the reference asset, at a pre-determined strike to provide full participation to the price return of the underlying reference asset. In other words, the full price participation provided by this layer provides potential gains and losses that are tantamount to that of owning the underlying reference asset outright, except that this layer does not participate in the dividend yield of the underlying reference asset.

2.  Capital Protection Layer: The solid grey line represents the second layer, which involves purchasing an at-the-money put option, which produces protection equal to 100% of losses (before fees and expenses) of the price return of the reference asset, over the Outcome Period.

3.  Upside Participation Layer (the "Cap"): The solid black line illustrates the final layer, which involves selling an out-of-the-money call, thereby creating the upside cap. The strike price at which the call is sold is determined so that the combined net options purchase price is approximately equal to the underlying asset's current value. The cost of this layer is a credit equal to the price that would make the total package "no-cost" or fully financed.

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Additional Information About Investment Strategies and Related Risks

Investors, like the Fund, purchasing shares of an Underlying ETF during a Target Outcome Period will experience different results.

General Information about FLEX Options

FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation ("OCC"). The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the "buyer for every seller and the seller for every buyer," with the goal of protecting clearing members and options traders from counterparty risk. The OCC may make adjustments to FLEX Options for certain significant events, as more fully described in the Fund's Statement of Additional Information. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons. The FLEX Options that the Underlying ETFs will hold that reference SPY will give the Underlying ETFs the right or the obligation to either receive or deliver shares of SPY, or the right or the obligation to either receive or deliver a cash payment on the option expiration date based upon the difference between the SPY's value and a strike price, depending on whether the option is a put or call option and whether the Underlying ETF purchases or sells the option. The FLEX Options held by the Underlying ETFs are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. The Underlying ETFs will generally, under normal conditions, hold FLEX Options for each Outcome Period. The Underlying ETFs will purchase call options (giving the Underlying ETFs the right to receive shares of SPY or a cash payment) and put options (giving the Underlying ETF the right to deliver shares of SPY or a cash payment), while simultaneously selling (i.e., writing) call options (giving the Underlying ETF the obligation to deliver shares of SPY or a cash payment). The Underlying ETFs intend to structure the FLEX Options so that any amount owed by the Underlying ETF on the written FLEX Options will be covered by payouts at expiration from the purchased FLEX Options. As a result, the Underlying Funds expect the FLEX Options to be fully covered and no additional collateral will be necessary during the duration of the then current Outcome Period. The Underlying ETF receives premiums in exchange for the written FLEX Options and pays premiums in exchange for the purchased FLEX Options. The OCC and securities exchanges on which the FLEX Options are listed do not charge ongoing fees to writers or purchasers of the FLEX Options during their life for continuing to hold the option contracts but may charge transaction fees. Each of the FLEX Options purchased and sold throughout the Underlying ETFs' respective Outcome Periods will have the same terms, such as strike price and expiration date, as the FLEX Options purchased and sold on the first day of the Outcome Period. On the FLEX Options expiration date, the Underlying ETFs intend to sell the FLEX Options prior to their expiration or cash-settle the FLEX Options and use the resulting proceeds to purchase new FLEX Options for the next Outcome Period.

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Additional Information About Investment Strategies and Related Risks

SPDR® S&P 500® ETF Trust ("SPY")

SPY is an exchange-traded unit investment trust that uses a replication strategy, meaning it invests in as many of the stocks in the S&P 500® Index as is practicable. PDR Services, LLC ("PDR") serves as SPY's sponsor. The investment objective of SPY is to seek to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the S&P 500® Index (the "Index"). See below for a description of SPY's principal investment strategies and risks. You can find SPY's prospectus and other information about the ETF, including the statement of additional information and most recent reports to shareholders, online at https://us.spdrs.com/en/etf/spdr-sp-500-etf-SPY. The summary information below regarding SPY comes from its filings with the SEC. You are urged to refer to the SEC filings made by SPY and to other publicly available information (e.g., SPY's annual reports) to obtain an understanding of SPY's business and financial prospects.

The following description of SPY's principal investment strategies was taken directly from SPY's prospectus, dated January 27, 2025 (defined terms have been modified).

"SPY seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index (the "Portfolio"), with the weight of each stock in SPY's Portfolio substantially corresponding to the weight of such stock in the Index. In SPY's prospectus, the term "Portfolio Securities" refers to the common stocks that are actually held by SPY and make up SPY's Portfolio, while the term "Index Securities" refers to the common stocks that are included in the Index, as determined by the index provider, S&P Dow Jones Indices LLC ("S&P"). At any time, SPY's Portfolio will consist of as many of the Index Securities as is practicable. To maintain the correspondence between the composition and weightings of Portfolio Securities and Index Securities, State Street Global Advisors Trust Company (the "Trustee") or its parent company, State Street Bank and Trust Company ("SSBT") adjusts SPY's Portfolio from time to time to conform to periodic changes made by S&P to the identity and/or relative weightings of Index Securities in the Index. SPY's Trustee or SSBT aggregates certain of these adjustments and makes changes to SPY's Portfolio at least monthly, or more frequently in the case of significant changes to the Index. SPY may pay transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its Portfolio). Such transaction costs may be higher if there are significant rebalancings of Index Securities in the Index, which may also result in higher taxes when SPY's units are held in a taxable account. These costs, which are not reflected in SPY's estimated annual Trust ordinary operating expenses, affect SPY's performance. During the most recent fiscal year, SPY's portfolio turnover rate was 2% of the average value of its portfolio. SPY's portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of SPY's units. Portfolio turnover will be a function of changes to the Index as well as requirements of SPY's trust agreement. ... Although SPY may fail to own certain Index Securities at any particular time, SPY generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the Index and the performance of SPY. ... SPY does not hold or trade futures or swaps and is not a commodity pool. ... The Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans a broad range of major industries. ... Since 1968, the Index has been a component of the U.S. Commerce Department's list of Leading Indicators that track key sectors of the U.S. economy. Current information regarding the market value of the Index is available from market information services. The Index is determined, comprised and calculated without regard to SPY."

As of October 9, 2025, SPY had significant investments in information technology companies.

Non-Principal Investments

Cash Equivalents and Short-Term Investments

The Fund may invest in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when the portfolio managers believe securities in which such Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.

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Illiquid Investments

The Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For this purpose, illiquid investments may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), certain securities that may only be resold pursuant to Rule 144A under the Securities Act, and certain repurchase agreements, among others.

Temporary Investments

In response to market, economic, political, or other conditions, the Fund may temporarily invest for defensive purposes that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect the Fund's performance, and the Fund may not achieve its investment objective.

Risks of Investing in the Fund

This prospectus describes the risks you may face as an investor in the Fund. It is important to keep in mind that generally, investments with a higher potential reward also have a higher risk of losing money. The reverse is also commonly true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for a long period of time to ride out down periods.

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Principal Risks

Absence of an Active Market Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund's shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants' ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund's shares are trading on the Exchange, which could result in a decrease in value of the Fund's shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Cap Change Risk. A new Underlying ETF cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, a cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods.

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Capped Upside Risk. Each Underlying ETF's strategy seeks to provide returns (before fees and expenses) that match the price return of SPY for shares acquired on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event that the Fund acquires Underlying ETF shares after the first day of a Target Outcome Period and the Underlying ETF has risen in value to a level near or at the cap (because the Fund's potential gain will be limited to the difference between the Underlying ETF's NAV on the date the Fund purchases Underlying ETF shares and the cap), there may be little or no ability for the Fund to experience an investment gain on its shares, however, the Fund will remain vulnerable to downside risks. This could be true for all of the Underlying ETFs held by the Fund at a certain point in time severely limiting the Fund's ability to participate in gains during that time. If SPY experiences gains during a Target Outcome Period, an Underlying ETF will not participate in those gains beyond the cap. If the Fund buys Underlying ETF shares when the price exceeds the cap, the Fund will not experience any gain regardless of the performance of SPY.

Cash Holdings Risk. To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund's performance and ability to achieve its investment objective.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Counterparty Risk. Underlying ETF transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Underlying ETF. Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to an Underlying ETF and, in turn, the Fund. An Underlying ETF may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of an Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF and, in turn, the Fund could suffer significant losses.

Derivatives Risk. Derivatives are instruments, such as options, futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counterparty risk, meaning that the party with whom the Fund enters into a derivative transaction may experience a significant credit event and/or may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Equity Securities Risk. The securities markets are volatile, and the market prices of the SPY's securities may decline generally. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. If the market prices of the securities owned by the SPY fall, the value of your investment in the Fund will decline.

Flex Options Risk. The Underlying ETFs invest in FLEX Options. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Underlying ETFs may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Underlying ETFs' FLEX Options may decrease. In a less

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liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Underlying ETFs' shares and result in the Underlying ETFs and, in turn, the Fund being unable to achieve their investment objective. Less liquidity in the trading of the Underlying ETF's FLEX Options could have an impact on the prices paid or received by the Underlying ETFs for the FLEX Options in connection with creations and redemptions of the Underlying ETF's shares. Depending on the nature of this impact to pricing, an Underlying ETF may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Underlying ETF and whether the Underlying ETF can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of the Underlying ETFs. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

Flex Options Valuation Risk. The FLEX Options held by the Underlying ETFs will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as SPY (although they generally move in the same direction) or its underlying securities. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of SPY, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, 7 a change in the actual and perceived volatility of the stock market and SPY and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Underlying ETFs, the ability of the Underlying ETFs to value the FLEX Options becomes more difficult and the judgment of the Underlying ETFs' investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Underlying ETFs' holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Underlying ETFs to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser's judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Underlying ETFs.

Fund-of-Funds Risk. Shareholders of the Fund will experience investment returns that are different than the investment returns provided by an Underlying ETF. The Fund does not itself pursue a defined outcome strategy, nor does the Fund itself provide a defined downside against SPY losses. Because the Fund will typically not purchase an Underlying ETF on the first day of a Target Outcome Period, it is not likely that the stated outcome of the Underlying ETF will be realized by the Fund. The Fund will be continuously exposed to the investment profiles of each of the Underlying ETFs during their respective Target Outcome Periods. The Fund, with its aggregate exposure to each of the Underlying ETFs, may have investment returns that are inferior to that of any single Underlying ETF or group of Underlying ETFs over any given time period. In between the semi-annual rebalance period of the Index, because the Fund is not equally weighted on a continuous basis, the Fund may be exposed to one or more Underlying ETFs disproportionately when compared to other Underlying ETFs. In such circumstances, the Fund will be subject to the over-weighted performance of such Underlying ETF. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF's expenses, subjecting Fund shareholders to duplicative expenses.

Index or Model Constituent Risk. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund's shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund's net asset value could be negatively impacted and the Fund's market price may be below the Fund's net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund's shares.

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Information Technology Companies Risk. SPY invests significantly in information technology companies. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Large Capitalization Companies Risk. SPY invests in the securities of large capitalization companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Market Fluctuation Tax Risk and Cash Transaction Risk. The Fund is acquiring shares of the Underlying ETFs in the open market. When the Fund sells shares of the Underlying ETFs in the open market, the Fund will recognize gain or loss on the disposition of the shares, which could have a negative impact on Fund returns. In addition, note that the Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash rather than in-kind. If the Fund effects redemptions for cash, it may be required to sell shares of the Underlying ETFs in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute such shares only in-kind. The Fund intends to distribute these gains to shareholders to maintain its qualification as a RIC and avoid a fund-level tax. As a result, shareholders may receive a larger amount of, or accelerated, taxable distributions from the Fund than if the Fund did not employ such a strategy. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund's shares than for ETFs that distribute portfolio securities in-kind. The Fund's use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective.

Market Risk. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock or fixed-income market, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed

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or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund's ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Risk. The use of options by the Underlying ETFs involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Underlying ETFs' portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options by the Underlying ETFs also depends on the Underlying ETFs' ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Underlying ETFs will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.

Premium/Discount Risk. The market price of the Fund's shares will generally fluctuate in accordance with changes in the Fund's net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund's investment advisor cannot predict whether shares will trade below at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund's shares may become less liquid in response to deteriorating liquidity in the market for the Fund's underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund's shares and their net asset value and the bid/ask spread on the Fund's shares may widen.

Sector Risk. To the extent the SPY invests a significant portion of its assets in a particular sector, a greater portion of the Underlying ETF's and Fund's performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market, and it is possible that the SPY may underperform the broader market.

Significant Exposure Risk. The Fund intends to generally rebalance its portfolio to equal weight (i.e., 8.33% per Underlying ETF) semi-annually, in connection with the reset of each Underlying ETF. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Fund having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Fund's returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures.

SPY Equity Risk. Because each Underlying ETF holds FLEX Options that reference SPY, each Underlying ETF has exposure to the equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

SPY Risk. Each Underlying ETF invests in FLEX Options that reference SPY, which subjects the Underlying ETFs to certain of the risks of owning shares of an ETF as well as the types of instruments in which SPY invests. The value of SPY will fluctuate over

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time based on fluctuations in the values of the securities held by SPY, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to absence of an active market risk, premium/discount risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund's shares. An ETF that tracks an index may not exactly match the performance of the index due to cash drag, differences between the portfolio of the ETF and the components of the index, expenses and other factors.

Target Outcome Period Risk. Each Underlying ETF's investment strategy is designed to deliver returns that match the price return of SPY if shares are bought on the day on which the Underlying ETF enters into the FLEX Options (i.e., the first day of a Target Outcome Period) and held until those FLEX Options expire at the end of the Target Outcome Period subject to the cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event the Fund acquires shares after the first day of a Target Outcome Period or disposes of shares prior to the expiration of the Target Outcome Period, the value of the Fund's investment in Underlying ETF shares may not be protected against a decline in the value of SPY and may not participate in a gain in the value of SPY for the Fund's investment period.

Tax Risk from Investment in Other Investment Companies. The Fund and each Underlying ETF intend to elect and to qualify each year to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. The federal income tax treatment of certain aspects of each Underlying ETF's operations — including its options strategy, its hedging strategy, and the possible application of the "straddle" rules and various loss limitations — is not entirely clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to RICs if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to RICs could cause an Underlying ETF to fail to qualify as such. If an Underlying ETF were to fail to qualify as a RIC for purposes of the Code, the Fund may not meet the diversification tests necessary to qualify as a RIC and thus may lose its own RIC status. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund's Board of Trustees may determine to reorganize or close the Fund or materially change the Fund's investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

Trading Issues Risk. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund's assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Underlying ETF Concentration Risk. An Underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Underlying ETF's investments more than the market as a whole, to the extent that the Underlying ETF's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.

Underlying ETF Exposure Risk. An investment in the Fund may provide returns that are lower than the returns that an investor could achieve by investing in one or more of the Underlying ETFs alone. Additionally, if one or more of the Underlying ETFs has exceeded its cap at the time that you invest in the Fund, you may derive no benefit from the Fund's investment in that Underlying ETF until the next reset of the Underlying ETF. Likewise, if one or more of the Underlying ETFs has decreased in

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value below its downside protection at the time that you invest in the Fund, you may derive no downside protection from the Fund's investment in that Underlying ETF. See Capped Upside Risk above. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF's expenses, subjecting Fund shareholders to duplicative expenses. The Fund does not itself pursue a target outcome strategy and does not provide any downside protection against Underlying ETF losses.

Underlying ETF Risk. The Fund's investment in shares of the Underlying ETFs subjects it to the risks of owning the securities held by the Underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including absence of an active market risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF's expenses, subjecting Fund shareholders to duplicative expenses.

The following are non-principal risks that generally apply to the Fund:

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to the Fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, "ransomware" that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund, Calamos Advisors, custodian, transfer agent, distributor, market maker, authorized participants, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund's investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Investment Management Risk. Whether the Fund achieves its investment objective(s) is significantly impacted by whether the Adviser is able to choose suitable investments for the Fund.

Market Disruption Risk. Certain events have a disruptive effect on securities markets, including but not limited to, terrorist attacks, war and other geopolitical events or catastrophes. The Adviser cannot predict the effect of similar events in the future on the U.S. or foreign economies. Certain securities such as high yield and equity securities tend to be impacted more by these events than other types of securities in terms of price and volatility.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund's ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events. Since the 2008 financial crisis, financial markets throughout the world have experienced periods of increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (such as wars (including Russia's military invasion of the Ukraine), terror attacks, natural or environmental disasters, country instability, and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

The full extent of the political, economic and legal consequences of Brexit are not yet fully known, and the long-term impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies and the broader global economy could be significantly impacted, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely

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Additional Information About Investment Strategies and Related Risks

significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Widespread disease and virus epidemics and pandemics, such as the coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments.

Portfolio security holdings disclosure

A description of the Fund's policies and procedures in connection with the disclosure of portfolio security holdings of the Fund are available in the SAI and on the Fund's website, www.calamos.com.

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Fund Facts

Who manages the Fund?

Investment Adviser

The Fund is advised by Calamos Advisors LLC ("Calamos Advisors" or the "Adviser"), 2020 Calamos Court, Naperville, Illinois 60563. Calamos Advisors, an investment adviser registered with the SEC effective May 29, 1987, is a wholly owned subsidiary of Calamos Investments LLC ("CILLC"). CILLC's assets under management as of December 31, 2024, were $40 billion ($38 billion of which represented Calamos Advisors' assets under management). Calamos Asset Management, Inc. ("CAM") is the sole manager of CILLC. As of July 31, 2025, approximately 22.4% of the outstanding interests of CILLC was owned by CAM, 77.72% by Calamos Partners LLC ("CPL"), and 0.04% by Calamos Equity Partners LLC ("CEP"). CAM is owned by John P. Calamos, Sr. and John S. Koudounis. CPL is owned by Calamos Family Partners, Inc. ("CFP") and John S. Koudounis. CFP is beneficially owned by members of the Calamos family, including John P. Calamos, Sr. CEP is owned by John S. Koudounis and Daniel L. Dufresne.

Subject to the overall authority of the Board of Trustees, Calamos Advisors provides continuous investment supervision and management to the Fund under a management agreement and also furnishes office space, equipment and management personnel. For these services, the Fund pays Calamos Advisors a fee based on its average daily net assets, which is accrued daily and paid on a quarterly basis. The Fund will pay fees (before any reimbursement) under the management agreement in the following amounts as a percentage of its average net assets:

ETF	FEES
Calamos Laddered S&P 500® Structured Alt Protection ETF®	0.10%

Out of this management fee, Calamos Advisors pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, brokerage commissions, and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

At a meeting held on June 24, 2025, the board of trustees unanimously approved the renewal of the investment advisory agreement for the Fund. A discussion regarding the basis for the approval by the board of trustees of the agreement is included in the Fund's Form N-CSR for the fiscal year ended July 31, 2025.

Portfolio Managers

David O'Donohue. David O'Donohue joined Calamos Advisors in August 2014 and is a Sr. Co-Portfolio Manager (since February 2024) and Co-Head of Alternative Strategies (since July 2024) and was a Co-Portfolio Manager from September 2015 through January 2024. Between March 2013 and August 2014, he was a Trader at Forty4 Asset Management LLC/Hard8 Futures LLC. Prior thereto, Mr. O'Donohue was a Portfolio Manager at Chicago Fundamental Investment Partners LLC from February 2009 to November 2012.

Jimmy Young. Jimmy Young joined Calamos Advisors in June 2003 and has been a Co-Portfolio Manager since February 2019. Between February 2018 and February 2019, he was an Assistant Portfolio Manager. Prior thereto, he was a senior strategy analyst from September 2015 to February 2018. Between July 2013 and August 2015, he was a strategy analyst.

Eli Pars. Eli Pars joined Calamos Advisors in May 2013 and has been Co-CIO, Co-Head of Alternative Strategies (since July 2024; previously served as Head of Alternative Strategies from September 2015 to June 2024) and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012.

Jason Hill. Jason Hill joined Calamos Advisors in March 2004 and has been a Sr. Co-Portfolio Manager since February 2024 and was a Co-Portfolio Manager from June 2014 through January 2024. Between August 2013 and June 2014, he was a Senior Strategy Analyst. Previously, he was a Portfolio Administrator.

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Fund Facts

Anthony Vecchiolla. Anthony Vecchiolla joined Calamos Advisors in May 2014 and since February 2023 has been a Co-Portfolio Manager. Previously, he was a Research Associate from May 2014 to August 2015, a Research Analyst from September 2015 to February 2020, a Senior Research Analyst from February 2020 to February 2021, and an Assistant Portfolio Manager from February 2021 to January 2023.

Jordan Rosenfeld. Jordan Rosenfeld joined Calamos Advisors in April 2025 and is a Co-Portfolio Manager. Between June 2018 to March 2025, Mr. Rosenfeld was a Senior Director and Portfolio Manager at Milliman, where he was responsible for managing derivatives strategies in exchange-traded funds, mutual funds, and unit investment trusts. Previously, he was a Trader at Gelber Group from January 2016 to December 2017.

The Fund's SAI provides additional information about each portfolio manager, including other accounts they manage, their ownership in the Calamos Family of Funds and their compensation.

Management Approach

Calamos Advisors employs a "team of teams" approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers and Associate Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO's team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross-team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of Calamos Advisors' Investment Committee, made up of the Global CIO, the Co-CIO team, and the Global Head of Trading. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•  Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•  Promotes collaboration between teams; and

•  Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•  Form the firm's top-down macro view, market direction, asset allocation, and sector/country positioning.

•  Establish firm-wide secular and cyclical themes for review.

•  Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•  Review firm-wide, portfolio and individual security liquidity constraints.

•  Evaluate firm-wide and portfolio investment performance.

•  Evaluate firm-wide and portfolio hedging policies and execution.

•  Evaluate enhancements to the overall investment process.

How to Buy and Sell Shares

Fund Shares are listed for secondary trading on the Exchange under the symbol CPSL and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The Exchange and secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage

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Fund Facts

commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund's net asset value, which is calculated at the end of each business day.

Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the Fund's net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods.

Authorized Participants may acquire shares directly from the Fund, and Authorized Participants may tender their shares for redemption directly to the Fund, at NAV per share only in Creation Units. Purchases and redemptions directly with the Fund must follow the Fund's procedures, which are described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Fund Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Fund Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Fund Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund Shares, you are not entitled to receive physical delivery of stock certificates or to have Fund Shares registered in your name, and you are not considered a registered owner of Fund Shares. Therefore, to exercise any right as an owner of Fund Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of the Fund on the Exchange may differ from the Fund's daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of the Fund.

The approximate value of Shares of the Fund, an amount representing on a per share basis the sum of the current market price of the cash or securities, as applicable, accepted by the Fund in exchange for Shares of the Fund and an estimated cash component, if any, is disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Fund Shares and the Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in Shares of the Fund occurs on the secondary market, and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by Authorized Participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Fund Shares. Cash purchases and/or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Fund Shares trade at or close to NAV.

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Fund Facts

The Fund impose no restrictions on the frequency of purchases and redemptions ("market timing"). To minimize these potential consequences of frequent purchases and redemptions of Fund Shares, the Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by Authorized Participants for patterns of abusive trading and the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares. The Trust's policies and procedures regarding frequent purchases and redemptions may be modified by the Board of Trustees at any time.

The Trust's policies and procedures prohibit the practice of any officer or employee of the Trust, a Trust investment adviser (including any sub-adviser), the distributor, custodian, or transfer agent, or other affiliated person of the Trust placing orders to purchase or redeem shares of a series of the Trust after the designated time as of which the Fund calculates its NAV (i.e., "late trading").

Distribution and Service Plan

The Fund has adopted a distribution and service plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services ("Service Providers"). If a Service Provider provides such services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund, however, and there are no current plans to impose these fees. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis.

Fund Website and Disclosure of Portfolio Holdings

The Trust maintains a website for the Fund at www.calamos.com. Among other things, this website includes this Prospectus and the SAI, and will include the Fund's holdings, the Fund's last annual and semi-annual reports (when available), pricing information about Fund Shares trading on the Exchange, daily NAV calculations and a historical comparison of the trading prices to NAV.

Each day the Fund is open for business, the Trust publicly disseminates the Fund's full portfolio holdings as of the close of the previous day through its website at www.calamos.com. A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI.

Dividends, Other Distributions and Taxes

Fund Distributions

The Fund intends to distribute its net realized capital gains, if any, to shareholders annually. Ordinarily, the Fund intends to declare and pay dividends from net investment income, if any, at least annually.

Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain dividends."

Brokers may make available to their customers who own Fund Shares the DTC book-entry dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized gains will be automatically reinvested in additional whole Fund Shares of the Fund purchased in the secondary market. Without this service, investors would receive their distributions in cash.

Taxes

As with any investment, you should consider how your investment in Fund Shares of the Fund will be taxed. The tax information in this prospectus is provided only as general information. This section is current as of the date of this prospectus.

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Fund Facts

Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. However, with respect to certain tax issues, the summaries describe the general tax treatment of certain distributions made to corporations and non-U.S. persons. In addition, this section does not describe your state, local or non-U.S. tax consequences. You should consult your own tax advisor about the tax consequences of an investment in Fund Shares.

Fund distributions to you and the sale or redemption of your Fund Shares will have tax consequences to you. Such consequences may be different if you hold your Fund Shares through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account or 401(k) plan.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund is generally not subject to corporate-level U.S. federal income tax on any net ordinary income or capital gains that are timely distributed to shareholders. Each Underlying Fund also intends to qualify each year as a RIC. The tax treatment of certain investments made by the Underlying ETFs is not certain. An adverse determination or future guidance by the IRS might affect an Underlying ETF's ability to qualify as a RIC, and such a failure by an Underlying ETF may bear adversely on the Fund's ability to qualify for treatment as a RIC.

The Fund's failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in corporate-level taxation and, consequently, a reduction in amounts available for distribution to shareholders.

Taxes on Distributions

Distributions by the Fund generally are taxable to you as ordinary income or capital gains. Distributions are subject to federal income tax, whether received in cash or reinvested in additional Fund shares or shares of another fund, and may be subject to state or local taxes. Distributions of the Fund's "investment company taxable income" generally will be taxable as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Notwithstanding the foregoing, distributions that are attributable to "qualified dividends" received by the Fund may be eligible to be taxed at long-term capital gains rates, as long as the Fund and the shareholder meet certain holding period requirements. It is not anticipated that the Fund will have qualified dividend income.

Distributions of the Fund's net capital gain that are properly reported by the Fund as "capital gain dividends" will generally be taxable to you as long-term capital gains, currently at a maximum rate of 20%, regardless of your holding period in the Fund's Shares. Distributions in excess of the Fund's current and accumulated earnings and profits first will reduce your adjusted tax basis in your Fund Shares and, after the adjusted basis is reduced to zero, will constitute capital gain. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 20%, if the distributions are attributable to Fund Shares that you have held for more than one year.

Certain non-corporate taxpayers will also be subject to a 3.8% U.S. federal Medicare contribution tax with respect to the lesser of (1) their "net investment income" or (2) the excess of their "modified adjusted gross income" over a threshold amount ($200,000 for single taxpayers and $250,000 for taxpayers who are married and filing jointly).

Corporate shareholders of the Fund are generally eligible for a dividends-received deduction with respect to ordinary income dividends (but not capital gain dividends) properly designated as eligible for such deduction by the Fund, as long as the Fund and the corporate shareholder meet certain holding period and other requirements. It is not anticipated that the Fund will make distributions eligible for the dividend-received deduction.

Under a dividend reinvestment service, you may have the option to have all cash distributions automatically reinvested in additional Fund Shares. Any distributions reinvested under such a service will nevertheless be taxable to you as described above.

You will have an adjusted basis in the additional Fund Shares purchased through such a reinvestment service equal to the amount of the reinvested distribution plus the amount of any fees charged for the transaction. The additional Fund Shares will have a holding period commencing on the day following the day on which they are credited to your account.

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Fund Facts

A distribution will reduce the Fund's NAV per Share and generally will be taxable to you as ordinary income or capital gain even if it is paid from income or gains earned by the Fund before you invested in the Fund. From an investment standpoint, such a distribution constitutes a return of capital. However, from a tax standpoint, it constitutes taxable income. In general, distributions are subject to federal income tax as of the date of payment. However, distributions paid in January will be treated as paid on December 31 of the prior year if they were declared and payable to shareholders of record on a date in October, November or December of the prior year.

The Fund intends to invest substantially all of its assets in the Underlying ETFs, and so substantially all of the Fund's income will be as a result of distributions from Underlying ETFs and the sale of shares of the Underlying ETFs. An Underlying ETF's transactions in derivatives, including FLEX Options, may be subject to one or more special tax rules. These rules may affect whether gains and losses recognized by an Underlying ETF are treated as ordinary or capital, accelerate the recognition of income or gains to the Underlying ETF, defer losses to the Underlying ETF, and cause adjustments in the holding periods of the Underlying ETF's securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions by the Underlying ETFs to the Fund and thus distributions by the Fund to shareholders.

You may be subject to federal back-up withholding tax, if you do not provide the Fund with a taxpayer identification number (for an individual, a social security number) and make other required certifications, or the Internal Revenue Service informs the Fund that your tax identification number is incorrect. Backup withholding is not an additional tax. You may claim the amount withheld as a credit on your federal income tax return, provided you furnish the appropriate information to the Internal Revenue Service.

Taxes When Shares are Sold

Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if you have held the Fund Shares for more than one year and as short-term capital gain or loss if you have held the Fund Shares for one year or less. The ability to deduct capital losses realized on a sale of Fund Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant that exchanges equity securities for Creation Units will generally recognize a gain or a loss on the exchange. Any such gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange, plus (or minus) the cash amount received (or paid), and such Authorized Participant's aggregate basis in the securities surrendered. A person who redeems Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the aggregate market value of the securities received plus (or minus) any cash received (or paid), and such person's basis in the Creation Units redeemed. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in the Authorized Participant's economic position with respect to such Creation Units. Persons exchanging securities should consult their own tax advisor with respect to the applicability of the wash sale rules and the availability and timing of a deduction for any loss. In addition, when a regulated investment company redeems a shareholder in kind, the regulated investment company generally is not required to recognize taxable gains in respect of the portfolio securities it distributes to the redeeming shareholder. However, the Fund may be required to recognize taxable gain on the distribution of certain securities, and the Internal Revenue Service may assert that the Fund must recognize taxable gain in respect of certain other securities that the Fund distributes to a shareholder in exchange for Creation Units, which may increase the amount of taxable gains that the Fund would otherwise be required to distribute in order to maintain its qualification as a regulated investment company and avoid the Fund-level tax. In addition, the Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash rather than in-kind, in which case the Fund may be required to sell shares of the Underlying ETFs in order to obtain the cash needed to distribute redemption proceeds which may increase the amount of taxable gains that the Fund would otherwise be required to distribute.

Any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Creation Units have been held for more than one year and as short-term capital gain or loss if the Creation Units have been

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Fund Facts

held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.

Authorized Participants that are dealers may be subject to special tax rules and should consult their own tax advisors regarding the tax consequences of purchasing and redeeming Creation Units in their capacity as dealers.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. The Internal Revenue Service and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gains dividends that the Fund pays.

Other Tax Matters

The foregoing is only a summary of certain federal income tax considerations of investing in the Fund under current law, which is subject to change in the future. Shareholders who are not U.S. persons within the meaning of the Code, such as non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different U.S. federal income tax treatment.

You may also be subject to state and local taxes on distributions paid by the Fund, and sales and redemptions of Fund shares. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific tax situation. More information about taxes can be found in the Fund's SAI.

Net Asset Value

The NAV of shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ official closing price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence

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Fund Facts

of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent (s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Futures, swaps and options contracts listed for trading on a futures or options exchange or board of trade for which market quotations are generally available are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price. Total return swaps on exchange-listed securities are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price.

Securities held by the Fund are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Board of Trustees ("Valuation Procedures"). If market quotations are not readily available, securities or other assets will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security or other asset may be materially different than the value that could be realized upon the sale of that security or other asset. The fair value prices can differ from market prices. The Board of Trustees has designated Calamos Advisors as "valuation designee" for the Fund. The valuation designee is responsible for determining the value of the Fund's investments. The designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to ensure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities or other assets.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Fund Service Providers

State Street Bank and Trust Company ("State Street"), located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the Fund's administrator, custodian, fund accounting and transfer agent.

Calamos Financial Services LLC ("CFS") serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

Ropes & Gray LLP, located at 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606, serves as legal counsel to the Trust.

Premium/Discount Information

Information showing the number of days the market price of the Fund Shares was greater (at a premium) and less (at a discount) than the Fund's NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.calamos.com.

Investments in Other Investment Companies

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund's total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities.

The Fund will invest in the Underlying ETFs beyond these statutory limitations in reliance on Section 12(d)(1)(G) of the 1940 Act.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the period of September 9, 2024 through July 31, 2025. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year was as follows:

	September 9, 2024• through July 31,
	2025
Per share operating performance
Net asset value, beginning of year	$24.92
Income from investment operations:
Net investment income (loss)(a)	(0.02)
Net realized and unrealized gain (loss)	1.57
Total from investment operations	1.55
Less distributions to common shareholders from:
Net investment income	—
Total distributions	—
Net asset value, end of year	$26.47
Total return applicable to common shareholders
Total investment return based on:
Net asset value(b)	6.22%
Ratios to average net assets applicable to common shareholders
Net expenses	0.10	%(c)(d)
Net investment income (loss)	(0.07	%)(c)(d)

Supplemental data

Net assets applicable to common shareholders, end of year (000)	$79,401
Portfolio turnover rate(e)(f)	18%

  •  Commencement of operations.

  (a)  Net investment income (loss) allocated based on average shares method.

  (b)  Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  (c)  Annualized.

  (d)  The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

  (e)  Not annualized.

  (f)  Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

CALAMOS LADDERED S&P 500® STRUCTURED ALT PROTECTION ETF®
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Other Information

Continuous Offering

The method by which Creation Units of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Fund Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Fund Shares and sells the Fund Shares directly to customers or if it chooses to couple the creation of a supply of new Fund Shares with an active selling effort involving solicitation of secondary market demand for Fund Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Fund Shares, whether or not participating in the distribution of Fund Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Fund Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Disclaimer

The "S&P 500®" is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI") and has been licensed for use by Calamos Advisors LLC ("Calamos Advisors"). S&P®, S&P 500®, SPX®, SPY®, US 500TM, The 500TM, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). It is not possible to invest directly in an index. The Fund is not sponsored or sold by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices' only relationship to Calamos Advisors with respect to the S&P 500® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Calamos Advisors or the Fund. S&P Dow Jones Indices have no obligation to take the needs of Calamos Advisors or the owners of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker dealer, fiduciary, promoter" (as defined in the Investment Company Act of 1940, as amended), "expert" as enumerated within 15 U.S.C. § 77k (a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.

NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY

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Other Information

ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CALAMOS ADVISORS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND CALAMOS ADVISORS, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Summary of Certain Provisions of the Second Amended and Restated Trust Instrument

The summary below is a synopsis of certain provisions contained in the Trust's Second Amended and Restated Trust Instrument (the "Trust Instrument"). Shareholders should refer to the Trust Instrument for further information. Defined terms have the meanings contained in the Trust Instrument.

Derivative Actions

The Second Amended and Restated Trust Instrument (the "Trust Instrument") requires, within Section 9 of Article IV, that before bringing any derivative action on behalf of the Fund, Shareholders must have made a written demand to the Board of Trustees requesting that they cause the Trust or affected Series or Class, as applicable, to file the action itself.

In order to warrant consideration, any such written demand must include at least the following:

(1)  a detailed description of the action or failure to act complained of and the facts upon which each such allegation is made;

(2)  a statement to the effect that the complaining Shareholders believe that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the right of the Trust or the affected Series or Class, as applicable and an explanation of why the complaining Shareholders believe that to be the case;

(3)  a certification that the following requirements have been met, as well as information reasonably designed to allow the Trustees to verify that certification:

(a)  each complaining Shareholder was a Shareholder of the Trust or the affected Series or Class, as applicable, at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time; and

(b)  each complaining Shareholder was a Shareholder of the Trust or the affected Series or Class, as applicable, as of the time the demand required by Section 9 of Article IV was made; and

(4)  a certification that each complaining Shareholder will be a Shareholder of the Trust or the affected Series or Class, as applicable as of the commencement of the derivative action.

The Trust Instrument further provides that at least 10% of the Shareholders of the Trust or the affected Series or Class, as applicable, must join in bringing the derivative action. This provision does not apply to claims brought under the federal securities laws.

The Trust Instrument also provides that a copy of the derivative complaint must be served on the Trust, assuming the requirements described above have already been met and the derivative action has not been barred as further described in the Trust Instrument.

Forum and Waiver of Jury Trial

Section 10 of Article X of the Trust Instrument outlines which shareholder actions must be brought in state court and which must be brought in federal court. This section states in particular that, unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the

CALAMOS LADDERED S&P 500® STRUCTURED ALT PROTECTION ETF®
36

Other Information

resolution of any complaint asserting a cause of action arising under any federal securities law. This provision may increase costs for a shareholder to bring a claim or may limit a shareholder's ability to bring a claim in a judicial forum that they find more convenient or favorable. While the enforceability of the exclusive forum provisions may be challenged, this section also provides that if any provisions of Section 10 shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining portions will still apply.

Section 10 of Article X of the Trust Instrument also states that shareholders and all other such persons bringing any such suit, action, or proceeding in the Superior Court in the State of Delaware waive the right to a trial by jury to the fullest extent permitted by law.

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For more detailed information on the Fund, several additional sources of information are available to you. The Fund's SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund's performance during the last fiscal year. In Form N-CSR, you will find the Fund's annual and semi-annual financial statements. The Fund's most recent SAI, annual or semi-annual reports and certain other information are available free of charge by calling the Fund at (866) 363-9219, on the Fund's website at www.calamos.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Calamos Laddered S&P 500® Structured Alt Protection ETF®

2020 Calamos Court
Naperville, IL 60563-2787
866.363.9219

www.calamos.com

SEC File
#811-22887

CPSLSTAPRO 112825

Fund Name	Ticker	Exchange
Calamos Laddered Bitcoin Structured Alt Protection ETF®	CBOL	BZX

Prospectus November 28, 2025

The fund listed above (the "Fund") is a series of the Calamos ETF Trust (the "Trust") and an exchange-traded fund ("ETF"). The Fund lists and principally trades its shares on the CBOE BZX Exchange, Inc. (the "Exchange").

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Calamos Laddered Bitcoin Structured Alt Protection ETF®

Investment Objective

Calamos Laddered Bitcoin Structured Alt Protection ETF® (the "Fund") seeks to provide exposure to the price of bitcoin.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund ("Fund Shares"). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.10%
Distribution and/or Service Fees (12b-1)	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.69%
Total Annual Operating Expenses[2]	0.79%

1  "Acquired Fund Fees and Expenses" include certain expenses incurred in connection with the Fund's investment in a laddered portfolio of four Calamos Bitcoin Series Structured Alt Protection ETFs® (the "Underlying ETFs"). The amount shown is based on estimated amounts for the current fiscal year.

2  The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund's financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, whether you sell or hold your Fund Shares, would be:

You would pay the following expenses whether you sell or hold your Fund Shares at the end of the period:

One Year	Three Years	Five Years	Ten Years
$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund's performance. The Fund commenced operations on October 14, 2025. Because the Fund has not yet completed a fiscal period as of the date of this prospectus, no portfolio turnover rate is available. Information that gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance, is available on the Fund's website at: www.calamos.com.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by providing investors with exposure to the price return of the CME CF Bitcoin Reference Rate — New York Variant ("BRRNY") ("Spot bitcoin") while attempting to limit downside risk through a laddered portfolio of four Calamos Bitcoin Structured Alt Protection ETFs (each an "Underlying ETF" and collectively the "Underlying ETFs"). The BRRNY is a once a day benchmark index price for bitcoin that aggregates trade data from multiple

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1

Calamos Laddered Bitcoin Structured Alt Protection ETF®

bitcoin-USD markets operated by major cryptocurrency exchanges that conform to the CME CF Constituent Exchange Criteria.1 The term "laddered portfolio" refers to the Fund's investment in multiple Underlying ETFs that have target outcome period expiration dates which occur on a rolling, or periodic, basis. See below for a discussion of "target outcome periods" and their meaning within the strategies of the Underlying ETFs. The rolling or "laddered" nature of the investments in the Underlying ETFs creates diversification of investment time period compared to the risk of acquiring or disposing of any one Underlying ETF at any one time. This diversification of investment time period is intended to mitigate the risk of failing to benefit from the downside protection of a single Underlying ETF due to the timing of investment in such Underlying ETF and the relative price of the reference asset or having limited or no upside potential remaining because of the cap of a single Underlying ETF. The Fund's laddered approach is intended to allow the Fund to continue to benefit from increases in the value of Spot bitcoin, while attempting to limit downside losses. Depending on when the Fund acquires shares of an Underlying ETF, even with a laddered approach, the cap and/or downside protection of an Underlying ETF may be exhausted unless the Fund acquires shares at the beginning of a Target Outcome Period (as defined below). The Fund does not typically buy shares at the beginning of the Target Outcome Period. Unlike the Underlying ETFs, the Fund itself does not pursue a target outcome strategy. The protection is only provided by the Underlying ETFs and the Fund itself does not provide any stated downside protection against losses. The Fund will likely not receive the full benefit of the Underlying ETF downside protection and could have limited upside potential. The Fund's returns are limited by the caps of the Underlying ETFs.

In order to understand the Fund's strategy and risks, it is important to understand the strategies and risks of the Underlying ETFs. See "Additional Information About Investment Strategies and Related Risks" for a discussion of the principal investment strategies of the Underlying ETFs.

Under normal market conditions, the Fund will invest substantially all of its assets in the Underlying ETFs, which seek to provide investors with returns (before fees and expenses) that match the price return of Spot bitcoin, up to a predetermined upside cap, while attempting to provide downside protection (before fees and expenses) against 100% of the negative price return of Spot bitcoin (before total fund operating fees and expenses), over a defined one-year outcome period. Each Underlying ETF seeks to provide protection against decreases in the price of Spot bitcoin over the same Outcome Period (before taking total fund operating fees and expenses into account). The Fund intends only to acquire shares of Underlying ETFs in the secondary market and will not engage in any principal transactions with the Underlying ETFs. The Fund and each Underlying ETF are advised by Calamos Advisors LLC ("Calamos" or the "Adviser").

The Underlying ETFs invest substantially all of their assets in over-the-counter Options ("OTC Options") and/or FLexible EXchange Options ("FLEX Options") and/or listed exchange traded options ("Listed Options") — each of which reference the price performance of either (A) one or more of the iShares Bitcoin Trust ETF ("IBIT"), Grayscale Bitcoin Mini Trust ("BTC"), Bitwise Bitcoin ETF ("BITB"), Fidelity® Wise Origin® Bitcoin Fund ("FBTC") and ARK 21 Shares Bitcoin ETF ("ARKB") (each, an "Underlying ETP" and collectively, the "Underlying ETPs") which, in turn, own bitcoin that is held by a bitcoin custodian in each instance on behalf of the respective Underlying ETPs and/or (B) one or more indexes that are designed to track the price of bitcoin ("Bitcoin Index"). One example of a Bitcoin Index is the Cboe Bitcoin U.S. ETF Index (ticker: CBTX), which is designed to reflect the price return performance of U.S. exchange-listed spot Bitcoin ETPs. The ETPs whose price return performance a Bitcoin Index seeks to reflect can include the BITB, FBTC, and ARKB, among others. Each Underlying ETF uses OTC Options and/or FLEX Options to employ a "target outcome strategy." Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index (in this case, Spot bitcoin). The pre-determined outcomes sought by the Underlying ETFs, which include downside protection against (before fees and expenses) Spot bitcoin losses prior to taking into account any fees or expenses charged to the Underlying ETFs and a cap on upside potential, are based on the price return of Spot bitcoin over an approximate one-year period beginning, generally, on the first business day in the month for which each Underlying ETF is named and ending on the last business day of the preceding month in the following year (the "Target Outcome Period"). Each Underlying ETF establishes a new cap annually at the beginning of each Target Outcome Period. See "Capital Protection and Cap" below under "Additional Information About Investment Strategies and Related Risks."

1  The Constituent Exchange Criteria requires each Constituent Exchange to implement policies and procedures designed to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. Additionally, each Constituent Exchange must comply with, among other things, capital market regulations, money transmission regulations, client money custody regulations, know-your-client regulations and anti-money laundering regulations.

CALAMOS LADDERED BITCOIN STRUCTURED ALT PROTECTION ETF®
2

Calamos Laddered Bitcoin Structured Alt Protection ETF®

Based on market conditions and other factors at the commencement of each Underlying ETF's Outcome Period, the Adviser seeks to provide investment exposure to the price performance of Spot bitcoin through various means of portfolio construction and management, including the two methods/approaches as may be implemented by the Adviser in its discretion as described below.

In the first method/approach, each Underlying ETF's portfolio will be comprised of options, cash and cash equivalents, and/or U.S. Treasuries. Under this approach, and under normal market conditions, the Underlying ETFs will invest substantially all of their assets in U.S. Treasury securities with remaining maturities of one (1) year or less (the "Treasury Portfolio"), cash, cash equivalents, box spreads, and OTC Options, FLEX Options and/or listed exchange traded options ("Listed Options"). The OTC, FLEX, and/or Listed Options each reference the price performance of either: (A) one or more of the Underlying ETPs or (B) one or more Bitcoin Indexes.

Options used by an Underlying ETF in utilizing box spreads will reference the underlying asset of the box spread trade, which is expected to be the SPX or SPY. Options utilized in seeking to track the positive price return of Spot bitcoin will each reference the price performance of either: (A) one or more of the iShares Bitcoin Trust ETF (IBIT), Grayscale Bitcoin Mini Trust ("BTC"), Bitwise Bitcoin ETF ("BITB"), Fidelity® Wise Origin® Bitcoin Fund ("FBTC") and ARK 21 Shares Bitcoin ETF ("ARKB") (each an "Underlying ETP" and collectively, the "Underlying ETPs") and/ or (B) one or more indexes that are designed to track the price of bitcoin ("Bitcoin Index") Indexes. One example of a Bitcoin Index is the Cboe Bitcoin U.S. ETF Index (ticker: CBTX), which is designed to reflect the price return performance of U.S. exchange-listed spot Bitcoin ETPs. The ETPs whose price return performance a Bitcoin Index seeks to reflect can include the BITB, FBTC, and ARKB, among others.

In the second method/approach, each Underlying ETF's portfolio will be comprised of options and cash and cash equivalents. Under this approach, and under normal market conditions, the Underlying ETF will invest substantially all of its assets in cash and cash equivalents and FLEX Options and/or Listed Options. The FLEX Options and/or Listed Options will each reference the price performance of one or more of the Underlying ETPs and/or a Bitcoin Index.

With respect to each method/approach described above, each of the Underlying ETPs has as a primary investment objective to seek investment results that generally correspond to the price performance of bitcoin (as measured to a stated index or defined bitcoin reference rate) and therefore the performance of the Underlying ETPs and/or Bitcoin Index is expected to be positively correlated to the price performance of Spot bitcoin. Each Bitcoin Index will be designed to track the price performance of bitcoin and therefore each Bitcoin Index is expected to be positively correlated to the price performance of Spot bitcoin.

Each Underlying ETF intends to utilize either FLEX Options and/or Listed Options in place of all OTC Options. The Underlying ETF will not invest directly in bitcoin. Instead, the Underlying ETF seeks to track the positive price return of Spot bitcoin by investing in options that reference the price performance of one or more of the Underlying ETPs which, in turn, own bitcoin and/or options that reference one or more Bitcoin Indexes. The portfolio of options utilized by the Adviser may consist of options on one or more of the Underlying ETPs and/or Bitcoin Index at the determination of the Adviser based on then-current market factors.

As of the date hereof, the Underlying Funds invest in options that reference the Cboe Bitcoin U.S. ETF Index ("CBTX"), which is a modified market capitalization-weighted index designed to track the performance of a basket of Bitcoin ETPs listed on U.S. exchanges. Leveraged and inverse exposure Bitcoin ETFs are not eligible for inclusion in CBTX. To be included in CBTX, each constituent must: (i) have a monthly consolidated trading volume of at least 500,000 shares for each month within the immediately preceding six-month period; (ii) have an average consolidated trading volume of at least 1,000,000 shares over the immediately preceding six-month period; (iii) have at least six months of trading history as of the Rebalance Selection Date (defined below); and (iv) have a market capitalization of at least $75 million as of the Rebalance Selection Date. CBTX is rebalanced and reconstituted quarterly in March, June, September and December. The Rebalance Selection Date is as of the last business day of the previous calendar month (i.e., February, May, August and November, respectively).

Each Underlying ETF's strategy has been specifically designed to produce the outcomes (before fees and expenses) based upon Spot bitcoin's returns over the duration of a Target Outcome Period. At the end of each Target Outcome Period, an Underlying ETF's options are generally allowed to expire or be sold at or near their expiration, and the proceeds are used to purchase (or

PROSPECTUS | November 28, 2025
3

Calamos Laddered Bitcoin Structured Alt Protection ETF®

roll into) a new set of options expiring in approximately one year. This means that approximately every quarter (in January, April, July and October), one of the Underlying ETFs will undergo a "reset" of its cap and a refresh of its downside protection.

At any given time the Fund will generally hold shares in four Underlying ETFs, one Underlying ETF with options expiring within one quarter, a second Underlying ETF with options expiring within two quarters, a third Underlying ETF with options expiring within three quarters and a fourth Underlying ETF with options expiring within one year. The rolling or "laddered" nature of the investments in the Underlying ETFs creates diversification of investment time period and market level (meaning the price of Spot bitcoin at any given time) compared to the risk of acquiring or disposing of any one Underlying ETF at any one time. Because the Fund typically will not acquire shares of the Underlying ETFs on the first day of a Target Outcome Period and may dispose of shares of the Underlying ETFs before the end of the Target Outcome Period, the Fund may experience investment returns that are very different from those that the Underlying ETFs seek to provide. If an Underlying ETF has experienced certain levels of either gains or losses since the beginning of its current Target Outcome Period, there may be little to no ability for the Fund to achieve gains or benefit from the downside protection for the remainder of the Target Outcome Period.

When an investor purchases shares of a single Underlying ETF, his or her potential outcomes are limited by the Underlying ETF's stated cap and downside protection over a defined time period (depending on when the shares were purchased). Alternatively, the Fund's laddered approach provides diversified exposure to all of the Underlying ETFs in a single investment. By owning a laddered portfolio of Underlying ETFs, the Fund has the ability to continue to benefit from increases in the value of Spot bitcoin and to provide a level of downside protection as one of the Underlying ETFs will reset its cap and refresh its downside protection every quarter based on the price of Spot bitcoin at the time of the reset. In other words, the continual and periodic "refreshing" of the Underlying ETF caps and downside protection at current Spot bitcoin prices is intended to allow the Fund to continue to benefit from increases in the value of Spot bitcoin, while attempting to limit downside losses. This approach reduces the risk inherent in the Underlying ETFs of having the upside potential for an entire Target Outcome Period capped out in cases of rapid appreciation of Spot bitcoin. It also reduces the risk of failing to benefit from an individual Underlying ETF downside protection in cases where Spot bitcoin has depreciated. Approximately every quarter (in January, April, July and October), one of the Underlying ETFs will undergo a reset of its cap and a refresh of its downside protection, meaning that investors will have the ability to benefit from any appreciation in Spot bitcoin for future periods up to the respective caps of the Underlying ETFs and will have the benefit of the downside protection for future periods. A laddered portfolio can diversify timing risk, similar to how laddered bond portfolios seek to manage timing risks for fixed-income investors.

The Fund intends only to acquire shares of Underlying ETFs in the secondary market and will not engage in any principal transactions with the Underlying ETFs. The Fund intends to generally rebalance its portfolio to equal weight (i.e., 25% per Underlying ETF) semi-annually. The Fund also will acquire and dispose of Underlying ETFs in connection with the creation and redemption of Creation Units between semi-annual rebalances. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Fund having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Fund's returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures. If an over-weighted Underlying ETF underperforms the other Underlying ETFs, the Fund will experience returns that are inferior to those that would have been achieved if the Underlying ETFs were equally weighted. See Significant Exposure Risk below.

The current list of Underlying ETFs in the Fund's portfolio can be found at https://www.calamos.com/capabilities/structured-protection-etfs/. The Fund's website will provide, on a daily basis, the proportion of the Fund's assets invested in each Underlying ETF at any given time. Each Underlying ETF's website provides important information (including Target Outcome Period start and end dates, and the cap (both gross and net of fees) and downside protection both at the start of the Underlying ETF's Target Outcome Period and on any particular day relative to the end of the Target Outcome Period).

Although this website information may be useful in understanding the investment strategies of the Underlying ETFs, it is limited in providing an investor of the Fund with all of the risks and potential outcomes associated with an investment in the Underlying ETFs. For example, it does not provide a direct example of your potential investment return in the Fund because of the Fund's laddered exposure to the Underlying ETFs in which each one

CALAMOS LADDERED BITCOIN STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered Bitcoin Structured Alt Protection ETF®

of the Underlying ETFs will reset its cap and refresh its downside protection annually based on prevailing market conditions.

The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment strategy may include active and frequent trading. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except to the extent that the underlying reference index of the Underlying ETFs invests more than 25% of its assets in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies, and investments that provide exposure to bitcoin.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. You should not consider investing in the Fund if your investment objective differs from the Fund's investment objective or if you are not willing to accept the principal risks associated with an investment in the Fund. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

The principal risks of investing in the Fund include:

•  Absence of an Active Market Risk — The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund's shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants' ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund's shares are trading on the Exchange, which could result in a decrease in value of the Fund's shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

•  Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

•  Cap Change Risk — A new Underlying ETF cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, a cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods. Investors should monitor the changes in the Cap for each Outcome Period for each Underlying ETF, information for which will be made available pursuant to the procedure outlined in the Fund's prospectus.

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Calamos Laddered Bitcoin Structured Alt Protection ETF®

•  Capital Protection Risk — There can be no guarantee that the Underlying ETFs will be successful in their strategy to provide protection against 100% of the negative price return (before total Underlying ETFs operating fees and expenses) of Spot bitcoin over the Outcome Period. Each Underlying ETF's strategy seeks to deliver returns that track those of Spot bitcoin (up to the Cap), while attempting to limit downside losses prior to taking into account any fees or expenses charged to the Underlying ETFs), if the Underlying ETF's Shares are held at the time at which the Underlying ETF enters into OTC Options or FLEX Options and/or Listed Options and U.S. Treasury securities, if applicable, and box spreads, cash, cash equivalents and held until those instruments expire at the end of the Outcome Period. In the event the Fund purchases Underlying ETFs Shares after these instruments were entered into or sells Underlying ETFs Shares prior to the expiration (or maturity) of these investments, the Capital Protection that the Underlying ETFs seeks to provide may not be available. If the Outcome Period has begun and the price of Spot bitcoin has increased in value, the Capital Protection will not protect any decreases in the price of Spot bitcoin and therefore the Fund may experience losses from this appreciated value until the Underlying ETFs reaches its original NAV from the commencement of the Outcome Period. Similarly, if the Fund purchases Underlying ETFs Shares after the commencement of the Outcome Period and the price of Spot bitcoin has increased in value, the Fund will not benefit from the Capital Protection until the price of Spot bitcoin decreases to its original value at the commencement of the Outcome Period. Accordingly, the Fund will not receive the protection that the Underlying ETF seeks to provide until the Underlying ETF experiences losses that return it to its value at the commencement of the Outcome Period. If the OTC Options, and FLEX Options and/or Listed Options and U.S. Treasury securities, if applicable, and cash and cash equivalents (and therefore the Capital Protection) do not perform as expected, the Fund may experience significant losses on its investment, including the loss of its entire investment.

•  Capped Upside Risk — Each Underlying ETF's strategy seeks to provide returns (before fees and expenses) that match the price return of Spot bitcoin for shares acquired on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event that the Fund acquires Underlying ETF shares after the first day of a Target Outcome Period and the Underlying ETF has risen in value to a level near or at the cap (because the Fund's potential gain will be limited to the difference between the Underlying ETF's NAV on the date the Fund purchases Underlying ETF shares and the cap), there may be little or no ability for the Fund to experience an investment gain on its shares, however, the Fund will remain vulnerable to downside risks. This could be true for all of the Underlying ETFs held by the Fund at a certain point in time severely limiting the Fund's ability to participate in gains during that time. If Spot bitcoin experiences gains during a Target Outcome Period, an Underlying ETF will not participate in those gains beyond the cap. If the Fund buys Underlying ETF shares when the price exceeds the cap, the Fund will not experience any gain regardless of the performance of Spot bitcoin.

•  Cash Holdings Risk — To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund's performance and ability to achieve its investment objective.

•  Concentration Risk — Underlying ETPs — The Underlying ETPs hold only bitcoin and cash. As a result, the Underlying ETPs' holdings are not diversified. Accordingly, the Underlying ETPs' net asset value may be more volatile than another investment vehicle with a more broadly diversified portfolio and may fluctuate substantially over short or long periods of time. Fluctuations in the price of bitcoin are expected to have a direct impact on the value of the shares of the Underlying ETPs.

The Underlying ETPs are passive investment vehicles that do not seek to generate returns beyond tracking the price of bitcoin. The Sponsors (the managers or organizations in charge of creating and administering a given ETP) do not actively manage the bitcoin held by the Underlying ETPs. This means the Sponsors do not speculatively sell bitcoin at times when its price is high or speculatively acquire bitcoin at low prices in the expectation of future price increases. It also means the Underlying ETPs will not utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective. Any losses sustained by the Underlying ETPs will adversely affect the value of its shares.

CALAMOS LADDERED BITCOIN STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered Bitcoin Structured Alt Protection ETF®

•  Clearing Member Default Risk — Transactions in certain options such as FLEX Options and Listed Options are required to be centrally cleared ("cleared options"). In a transaction involving cleared options, the Underlying ETFs' counterparty is a clearing house, such as the Options Clearing Corporation ("OCC"), rather than a bank or broker. Since the Underlying ETFs are not members of clearing houses and only members of a clearing house ("clearing members") can participate directly in the clearing house, the Underlying ETFs will hold cleared options through accounts at clearing members. In cleared options positions, the Underlying ETFs will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Margin requirements are set by the OCC and the Underlying ETFs' clearing member and generally may be increased at any time. Margin requirements could increase significantly during periods of volatility or market disruptions, and the Underlying ETFs may be forced to sell assets at a disadvantageous time or price to meet such margin calls, which could negatively impact the Underlying ETFs' performance. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member's individual customers. As a result, assets deposited by the Underlying ETFs with any clearing member as margin for its options contracts may, in certain circumstances, be used to satisfy losses of other clients of the Underlying ETFs' clearing member. In addition, although clearing members guarantee performance of their clients' obligations to the clearing house, there is a risk that the assets of the Underlying ETFs might not be fully protected in the event of the clearing member's bankruptcy. The Underlying ETFs are also subject to the risk that a limited number of clearing members are willing to transact on the Underlying ETFs' behalf, which heightens the risks associated with a clearing member's default. If a clearing member defaults the Underlying ETFs could lose some or all of the benefits of a transaction entered into by the Underlying ETFs with the clearing member. The loss of a clearing member for the Underlying ETFs to transact with could result in increased transaction costs and other operational issues that could impede an Underlying ETF's ability to implement its investment strategy. If an Underlying ETF cannot find a clearing member to transact with on the Underlying ETF's behalf, the Underlying ETF may be unable to effectively implement its investment strategy.

•  Correlation Risk — Prior to the expiration date of any options held by the Underlying ETFs, the value of the options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Underlying ETF's valuation policy. Because a component of the options' value will be affected by, among other things, changes in the share prices of the Underlying ETPs and/or Bitcoin Index, changes in interest rates, changes in the actual and implied volatility of the of the Underlying ETPs and/or Bitcoin Index and bitcoin and the remaining time until the options expire, the value of the Underlying ETFs' options positions is not anticipated to increase or decrease at the same rate as the share price of the Underlying ETPs and/or Bitcoin Index, and it is possible they may move in different directions, and as a result, the Fund's NAV may not increase or decrease at the same rate as the share price of the Underlying ETPs and/or Bitcoin Index. If the assets held by the Underlying ETFs do not perform as expected, the Underlying ETFs may experience losses which may be significant. The Underlying ETFs' strategy is designed to produce the outcomes upon the expiration of the options on or before the last business day of the Outcome Period, and it should not be expected that the outcomes will be provided at any point other than the end of the Outcome Period. While the performance of the Underlying ETPs and/or Bitcoin Index is expected to be positively correlated to the performance of Spot bitcoin, it is possible that the performance of the Underlying ETPs and/or Bitcoin Index will not be so correlated, which could cause the Underlying ETFs to suffer losses.

•  Costs of Buying and Selling Fund Shares — Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

•  Counterparty Risk — Underlying ETF transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Underlying ETF. Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to an Underlying ETF and, in turn, the Fund. An Underlying ETF may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty

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Calamos Laddered Bitcoin Structured Alt Protection ETF®

with respect to listed options and FLEX Options. As a result, the ability of an Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF and, in turn, the Fund could suffer significant losses.

•  Derivatives Risk — Derivatives are instruments, such as options, futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counterparty risk, meaning that the party with whom the Fund enters into a derivative transaction may experience a significant credit event and/or may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•  Digital Assets Risk — Risk factors related to digital assets include:

-  The trading prices of many digital assets, including bitcoin, have experienced extreme volatility and may continue to do so. Extreme volatility in the future, including further declines in the trading prices of bitcoin, could have a material adverse effect on the value of the Underlying ETPs and/or Bitcoin Index and the Underlying ETPs and/or Bitcoin Index could lose all or substantially all of their value.

-  The value of the Underlying ETPs and/or Bitcoin Index are subject to a number of factors relating to the fundamental investment characteristics of bitcoin as a digital asset, including the fact that digital assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies such as the Bitcoin Blockchain.

-  Digital assets represent a new and rapidly evolving industry, and the value of the Underlying ETPs and/or Bitcoin Index depend on the acceptance of bitcoin.

-  Changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network's ability to grow and respond to challenges.

Risk factors related to digital asset markets include:

-  The value of the Underlying ETPs and/or Bitcoin Index relate to the value of bitcoins, the value of which may be highly volatile and subject to fluctuations due to a number of factors.

-  The BRRNY and similar pricing sources have a limited performance history, their rates price could fail to track the global bitcoin price, and a failure of the price could adversely affect the value of the Underlying ETPs and/or Bitcoin Index.

-  While the Fund's investment objective is to track the positive price return of the BRRNY in the manner described previously, the BRRNY is only one source of spot bitcoin pricing and it may not track to a generally accepted bitcoin price.

-  The indexes prices used to calculate the value of the Underlying ETPs' bitcoin may be volatile, adversely affecting the value of the Shares.

The value of the Underlying ETPs and/or Bitcoin Index relates directly to the value of bitcoin, the value of which may be highly volatile and subject to fluctuations due to a number of factors that could adversely affect the value of the Underlying ETPs and/or Bitcoin Index. Those factors include:

-  an increase in the global bitcoin supply or a decrease in global bitcoin demand;

-  market conditions of, and overall sentiment towards, the digital assets and blockchain technology industry;

-  the adoption of bitcoin as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of the open-source software protocol of the bitcoin network, and its ability to meet user demands;

-  manipulative trading activity on digital asset trading platforms, which, in many cases, are largely unregulated;

CALAMOS LADDERED BITCOIN STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered Bitcoin Structured Alt Protection ETF®

-  forks in the bitcoin network (a fork can introduce new security and operability risks to the original and the new networks, and may adversely impact confidence in the digital assets, and consequentially, their value);

-  investors' expectations with respect to interest rates, the rates of inflation of fiat currencies or bitcoin, and digital asset exchange rates;

-  consumer preferences and perceptions of bitcoin specifically and digital assets generally;

-  negative events, publicity, and social media coverage relating to the digital assets and blockchain technology industry;

-  fiat currency withdrawal and deposit policies on digital asset trading platforms;

-  the liquidity of digital asset markets and any increase or decrease in trading volume or market making on digital asset markets;

-  business failures, bankruptcies, hacking, fraud, crime, government investigations, or other negative developments affecting digital asset businesses, including digital asset trading platforms, or banks or other financial institutions and service providers which provide services to the digital assets industry; the use of leverage in digital asset markets, including the unwinding of positions, "margin calls", collateral liquidations and similar events;

-  investment and trading activities of large or active consumer and institutional users, speculators, miners, and investors in bitcoin;

-  an active derivatives market for bitcoin or for digital assets generally;

-  monetary policies of governments, legislation or regulation, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of bitcoin as a form of payment or the purchase of bitcoin on the digital asset markets;

-  global or regional political, economic or financial conditions, events and situations, or major public issues;

-  fees associated with processing a bitcoin transaction and the speed at which bitcoin transactions are settled;

-  the maintenance, troubleshooting, and development of the bitcoin network including by miners and developers worldwide;

-  the ability for the bitcoin network to attract and retain miners to secure and confirm transactions accurately and efficiently;

-  ongoing technological viability and security of the bitcoin network and bitcoin transactions, including vulnerabilities against hacks and scalability;

-  financial strength of market participants;

-  the availability and cost of funding and capital;

-  the liquidity and credit risk of digital asset trading platforms;

-  interruptions in service from or closures or failures of major digital asset trading platforms or their banking partners, or outages or system failures affecting the bitcoin network;

-  decreased confidence in digital assets and digital assets trading platforms;

-  poor risk management or fraud by entities in the digital assets ecosystem;

-  increased competition from other forms of digital assets or payment services; and

-  the acquisitions or dispositions of bitcoin by one or more of the Underlying ETPs, since there is no limit on the number of bitcoin that the Underlying ETPs may acquire.

The trading prices of many digital assets, including bitcoin, have experienced extreme volatility and may continue to do so. Extreme volatility in the future, including declines in the trading prices of bitcoin, could have a material adverse effect on the value of the Underlying ETPs and/or Bitcoin Index. The digital asset markets may still be experiencing a bubble or may experience a bubble again in the future. The value of a bitcoin is subject to momentum pricing due to speculation regarding future appreciation in value rather than robust fundamental analysis, leading to greater volatility.

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Calamos Laddered Bitcoin Structured Alt Protection ETF®

Digital assets represent a new and rapidly evolving industry, and the value of the Underlying ETPs and/or Bitcoin Index depends on the market acceptance of bitcoin. Digital asset networks, including the Bitcoin peer-to-peer network and associated blockchain ledger (the "Bitcoin Blockchain" and together the "bitcoin network"), and the software used to operate them are in the early stages of development. Given the recentness of the development of digital asset networks, digital assets may not function as intended and parties may be unwilling to use digital assets, which would dampen the growth, if any, of digital asset networks. Because bitcoin is a digital asset, the value of each of the Underlying ETPs' shares is subject to a number of factors relating to the fundamental investment characteristics of digital assets, including the fact that digital assets are bearer instruments and loss, theft, compromise, or destruction of the associated private keys could result in permanent loss of the asset. In addition, the Bitcoin Blockchain has experienced in the past, and may experience in the future, several quirks and unique events, including the first block of bitcoin being untradeable; a 2013 change in how transactions were processed leading to a temporary split in the blockchain; the blockchain experiencing small reorganizations due to network propagation issues or miner behavior; and the block subsidy halving in 2020 taking longer than expected due to slower block times.

Digital asset networks are dependent upon the internet. A disruption of the internet or a digital asset network, such as the bitcoin network, would affect the ability to transfer digital assets, including bitcoin, and, consequently, their value.

To the extent that any miners cease to record transactions that do not include the payment of a transaction fee in solved blocks or do not record a transaction because the transaction fee is too low, such transactions will not be recorded on the Bitcoin Blockchain until a block is mined by a miner who does not require the payment of transaction fees or is willing to accept a lower fee. Any widespread delays in the recording of transactions could result in a loss of confidence in a digital asset network.

If the digital asset award for mining blocks and transaction fees for recording transactions on the bitcoin network are not sufficiently high to incentivize miners, or if certain jurisdictions continue to limit mining activities, miners may cease expanding processing power to mine blocks, could demand high transaction fees or confirmations of transactions on the Bitcoin Blockchain could be slowed, each of which could negatively impact the value of bitcoin and the value of the Underlying ETPs and/or Bitcoin Index.

Digital asset mining operations can consume significant amounts of electricity, which may have a negative environmental impact and give rise to public opinion against allowing, or government regulations restricting, the use of electricity for mining operations. Additionally, miners may be forced to cease operations during an electricity shortage or power outage, or if electricity prices increase where the mining activities are performed.

The open-source structure of many digital asset network protocols, such as the protocol for the bitcoin network, means that developers and other contributors are generally not directly compensated for their contributions in maintaining and developing such protocols. A loose community referred to as the "core developers" and other contributors to the bitcoin network are generally not directly compensated for their contributions in maintaining and developing the bitcoin network protocol. A failure to properly monitor and upgrade the bitcoin network protocol could damage the bitcoin network and the value of the Underlying ETPs and/or Bitcoin Index. Bitcoin is rewarded solely for mining activity and is not sold to raise capital for the Bitcoin network, and the bitcoin network protocol itself is made available for free rather than sold or made available subject to licensing or subscription fees and its use does not generate revenues for its development team. Consequently, there is a lack of financial incentive for developers to maintain or develop the bitcoin network and the core developers may lack the resources to adequately address emerging issues with the bitcoin network protocol. Although the bitcoin network is currently supported by the core developers, there can be no guarantee that such support will continue or be sufficient in the future. For example, the bitcoin network is maintained and developed largely on a GitHub resource section dedicated to bitcoin development, and there have been recent reports that the number of core developers who have the authority to make amendments to the bitcoin network's source code in the GitHub repository is relatively small, although there are believed to be a larger number of developers who contribute to the overall development of the source code of the bitcoin network. Alternatively, some developers may be funded by entities whose interests are at odds with other participants in the bitcoin network. In addition, a bad actor could also attempt to interfere with the operation of the bitcoin network by attempting to exercise a malign influence over a core developer. To the extent that material issues arise with the bitcoin network protocol and the core developers and open-source contributors are unable to address the issues adequately or in a timely manner, the bitcoin network and therefore the value of the Underlying ETPs and/or Bitcoin Index may be adversely affected.

CALAMOS LADDERED BITCOIN STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered Bitcoin Structured Alt Protection ETF®

The core developers can propose amendments to the bitcoin network's source code that, if accepted by miners and users, could alter the protocols and software of the bitcoin network and the properties of bitcoin. These alterations would occur through software upgrades, and could potentially include changes to the irreversibility of transactions and limitations on the mining of new bitcoin, which could undermine the appeal and market value of bitcoin. Alternatively, software upgrades and other changes to the protocols of the bitcoin network could fail to work as intended or could introduce bugs, security risks, or otherwise adversely affect, the speed, security, usability, or value of the bitcoin network or bitcoins. As a result, the bitcoin network could be subject to changes to its protocols and software in the future that may adversely affect the value of the Underlying ETPs and/or Bitcoin Index. The acceptance of software patches or upgrades by a significant, but not overwhelming, percentage of the users and miners in a digital asset network, such as the bitcoin network, could result in a "fork" in such network's blockchain, including the Bitcoin Blockchain, resulting in the operation of multiple separate networks. Even where amendments are approved by all or substantially all of the users and miners of bitcoin network, those amendments to the protocols and software could adversely affect the value of the Underlying ETPs and/or Bitcoin Index. The Bitcoin Blockchain has experienced forks previously.

The governance of decentralized networks, such as the bitcoin network, is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of any particular decentralized digital asset network, which may stymie such network's utility and ability to grow and face challenges. As a result, there may be a lack of consensus or clarity on the governance of the bitcoin network, which may stymie the bitcoin network's utility and ability to grow and face challenges. In particular, it may be difficult to find solutions or martial sufficient effort to overcome any future problems on the bitcoin network, especially long-term problems. Further, changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network's ability to grow and respond to challenges. The foregoing notwithstanding, the protocols for some decentralized networks, such as the bitcoin network, are informally managed by a group of core developers that propose amendments to the relevant network's source code. Core developers' roles evolve over time, largely based on self-determined participation. As a result of the foregoing, it may be difficult to find solutions or marshal sufficient effort to overcome any future problems, especially long-term problems, on digital asset networks. If a significant majority of users and miners adopt amendments to a decentralized network based on the proposals of such core developers, such network will be subject to new protocols that may adversely affect the value of the relevant digital asset.

The Underlying ETPs are not actively managed and will not have any formal strategy relating to the development of the bitcoin network.

Moreover, in the past, flaws in the source code for digital assets have been exposed and exploited, including flaws that disabled some functionality for users, exposed users' personal information and/or resulted in the theft of users' digital assets. The cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the bitcoin network or take the Underlying ETPs' bitcoin, which would adversely affect the value of the Underlying ETPs shares. Moreover, functionality of the bitcoin network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for bitcoin. Even if another digital asset other than bitcoin were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of the Underlying ETPs and/or Bitcoin Index.

All networked systems are vulnerable to various kinds of attacks. As with any computer network, the bitcoin network contains certain flaws. For example, the bitcoin network is currently vulnerable to a "51% attack" where, if a miner or mining pool were to gain control of more than 50% of the hash rate for a bitcoin network, it would be able to prevent new transactions from being confirmed, and reverse new transactions that are completed while they are in control of the network, effectively enabling them to double-spend their bitcoins. In addition, many digital asset networks have been subjected to a number of denial-of-service attacks, which has led to temporary delays in block creation and in the transfer of bitcoin. Any similar attacks on the bitcoin network that impact the ability to transfer bitcoin could have a material adverse effect on the price of bitcoin and the value of the Fund Shares.

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Calamos Laddered Bitcoin Structured Alt Protection ETF®

Bitcoin has only recently become selectively accepted as a means of payment by retail and commercial outlets, and use of bitcoin by consumers to pay such retail and commercial outlets remains limited. Banks and other established financial institutions may refuse to process funds for bitcoin transactions, process wire transfers to or from digital asset trading platforms, bitcoin-related companies or service providers or maintain accounts for persons or entities transacting in bitcoin. As a result, the price of bitcoin may be influenced to a significant extent by speculators and miners, thus contributing to price volatility that makes retailers less likely to accept it as a form of payment in the future. Volatility in the price of digital assets may dampen liquidity in the market and damage the public perception of digital assets generally or any one digital asset in particular, such as bitcoin, and their or its utility as a payment system, which could decrease the price of digital assets generally or individually. Further, the lack of availability of banking services could prevent the Underlying ETPs from being able to complete creations and redemptions of Baskets, the timely liquidation of bitcoin and withdrawal of assets from the custodians on behalf of the respective Underlying ETPs, even if the Underlying ETPs' sponsors determined that such liquidation was appropriate or suitable, or otherwise disrupt the Underlying ETPs' operations.

Certain privacy-preserving features have been or are expected to be introduced to digital asset networks, such as the bitcoin network, and platforms or businesses that facilitate transactions in bitcoin may be at an increased risk of criminal or civil lawsuits, or of having banking services cut off, if there is a concern that these features interfere with the performance of anti-money laundering duties and economic sanctions checks or facilitate illicit financing or crime.

Users, developers and miners may otherwise switch to or adopt certain digital assets at the expense of their engagement with other digital asset networks, which may negatively impact those networks, including the bitcoin network. Competition from the emergence or growth of other digital assets or methods of investing in bitcoin could have a negative impact on the price of bitcoin and adversely affect the value of the Fund Shares.

Many digital asset networks, including the bitcoin network, face significant scaling challenges due to the fact that public blockchains generally face a tradeoff between security and scalability. One means through which public blockchains achieve security is decentralization, meaning that no intermediary is responsible for securing and maintaining these systems. For example, a greater degree of decentralization generally means a given digital asset network is less susceptible to manipulation or capture. A digital asset network may be limited in the number of transactions it can process by the capabilities of each single fully participating node. Attempts to increase the volume of transactions may not be effective, and such upgrades may fail, resulting in potentially irreparable damage to the bitcoin network and to the value of bitcoin.

If corresponding increases in network throughput lag behind growth in the use of digital asset networks, average fees and settlement times may increase considerably. For example, the bitcoin network has been, at times, at capacity, which has led to increased transaction fees. Since January 1, 2019, bitcoin transaction fees have increased from $0.18 per-bitcoin transaction, on average, to a high of $60.95 per transaction, on average, on April 20, 2021. As of December 31, 2023, bitcoin transaction fees were $4.45 per transaction, on average, over a one-year trailing basis. Increased fees and decreased settlement speeds could preclude certain uses for bitcoin (e.g., micropayments), and could reduce demand for, and the price of, bitcoin, which could adversely impact the value of the Underlying ETPs and/or Bitcoin Index. In May 2023, events related to the adoption of ordinals, which are a means of inscribing digital content on the Bitcoin Blockchain, caused transaction fees to temporarily spike above $30 per transaction.

There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of the bitcoin network transactions will be effective, or how long these mechanisms will take to become effective, which could cause the bitcoin network to not adequately resolve scaling challenges and adversely impact the adoption of bitcoin as a medium of exchange and the value of the Underlying ETPs and/or Bitcoin Index.

Digital assets may have concentrated ownership — large holders referred to as "whales" — and large sales or distributions by holders of such digital assets could have an adverse effect on the market price of such digital assets. Given the large amount of bitcoin they hold, these holders have the ability to manipulate the price of bitcoin.

The largest bitcoin wallets are believed to hold, in aggregate, a significant percentage of the bitcoins in circulation. Moreover, it is possible that other persons or entities control multiple wallets that collectively hold a significant number of bitcoins, even if they individually only hold a small amount, and it is possible that some of these wallets are controlled by the same person or

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Calamos Laddered Bitcoin Structured Alt Protection ETF®

entity. As a result of this concentration of ownership, large sales or distributions by such holders could have an adverse effect on the market price of bitcoin.

The indexes utilized by the Underlying ETPs have a limited performance history, the index price could fail to track the global bitcoin price, and a failure of the index price could adversely affect the value of the Underlying ETPs' shares.

The index prices used by the respective Underlying ETPs to calculate the value of the Underlying ETPs' bitcoin may be volatile, adversely affecting the value of the Underlying ETPs' shares. Because the Underlying ETPs hold only bitcoin and cash, an investment in the Underlying ETPs may be more volatile than an investment in a more broadly diversified portfolio. Accordingly, the Underlying ETPs' net asset values may be more volatile than another investment vehicle with a more broadly diversified portfolio and may fluctuate substantially over short or long periods of time. Fluctuations in the price of bitcoin are expected to have a direct impact on the value of the Underlying ETPs' shares.

Digital asset trading platforms are relatively new and, in some cases, unlicensed, unregulated, operate without extensive supervision by governmental authorities. Many operate outside the United States and may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions, may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators. As a result, trading activity on or reported by these digital asset trading platforms is generally significantly less regulated than trading in regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues.

Furthermore, while many prominent digital asset trading platforms provide the public with significant information regarding their ownership structure, management teams, corporate practices, cybersecurity and regulatory compliance, many digital asset trading platforms do not provide this information. Digital asset trading platforms may not be subject to, or may not be operating in compliance with, regulation in a similar manner as other regulated trading platforms, such as national securities exchanges or designated contract markets. As a result, the marketplace may lose confidence in digital asset trading platforms, including prominent platforms that handle a significant volume of bitcoin trading. Digital asset trading platforms are subject to enforcement actions by regulatory authorities and may be operating out of compliance with regulation.

The bitcoin market globally and in the United States is not subject to comparable regulatory guardrails as exist in regulated securities markets. Furthermore, many bitcoin trading venues lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent "flash crashes," such as limit-down circuit breakers. As a result, the prices of bitcoin on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Tools to detect and deter fraudulent or manipulative trading activities such as market manipulation, front-running of trades, and wash-trading may not be available to or employed by digital asset trading platforms, or may not exist at all. The SEC has identified possible sources of fraud and manipulation in the bitcoin market generally, including, among others: (1) "wash trading"; (2) persons with a dominant position in bitcoin manipulating bitcoin pricing; (3) hacking of the bitcoin network and trading platforms; (4) malicious control of the bitcoin network; (5) trading based on material, non-public information (for example, plans of market participants to significantly increase or decrease their holdings in bitcoin, new sources of demand for bitcoin) or based on the dissemination of false and misleading information; (6) manipulative activity involving purported "stablecoins," including Tether (the price of bitcoin may be affected due to stablecoins (including Tether and U.S. Dollar Coin (USDC)), the activities of stablecoin issuers and their regulatory treatment); and (7) fraud and manipulation at bitcoin trading platforms. The effect of potential market manipulation, front-running, wash-trading, and other fraudulent or manipulative trading practices may inflate the volumes actually present in crypto market and/or cause distortions in price, which could adversely affect the value of the Underlying ETPs and/or Bitcoin Index and cause losses to the Fund.

As digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, OCC, CFTC, FINRA, CFPB, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS and state financial institution regulators) have been examining the operations of digital asset networks, digital asset users and the digital asset trading platform markets, with particular focus on the extent to which digital assets can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises and the

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Calamos Laddered Bitcoin Structured Alt Protection ETF®

safety and soundness of exchanges or other service-providers that hold digital assets for users. Many of these state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, federal and state agencies, and other countries have issued rules or guidance about the treatment of digital asset transactions or requirements for businesses engaged in digital asset activity. However, no U.S. federal or state agency exercises comprehensive supervisory jurisdiction over global or domestic markets for bitcoin.

U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity. The U.S. Treasury Department has expressed concern regarding digital assets' potential to be used to fund illicit activities and may seek to implement new regulations governing digital asset activities to address these concerns. Digital asset markets in the United States exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of bitcoin or the Fund Shares, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of bitcoins, mining activity, digital wallets, the provision of services related to trading and custodying bitcoin, the operation of the bitcoin network, or the digital asset markets generally.

Various foreign jurisdictions have, and may continue to, in the near future, adopt laws, regulations or directives that may affect the bitcoin network, digital asset trading platforms, and their users, particularly digital asset trading platforms and service providers that fall within such jurisdictions' regulatory scope. There remains significant uncertainty regarding foreign governments' future actions with respect to the regulation of digital assets and digital asset trading platforms. Such laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of bitcoin by users, merchants and service providers outside the United States and may therefore impede the growth or sustainability of the bitcoin economy in their jurisdictions or globally, or otherwise negatively affect the value of bitcoin. The effect of any future regulatory change on the Underlying ETPs and/or Bitcoin Index or on bitcoin is impossible to predict, but such change could be substantial and adverse to the Underlying ETPs and/or Bitcoin Index and the value of the Fund Shares.

Competition from central bank digital currencies ("CBDCs") and emerging payments initiatives involving financial institutions could adversely affect the value of bitcoins and other digital assets.

In addition, over the past several years, some digital asset trading platforms have been closed due to fraud and manipulative activity, business failure or security breaches. In many of these instances, the customers of such digital asset trading platforms were not compensated or made whole for the partial or complete losses of their account balances in such digital asset trading platforms. While, generally speaking, smaller digital asset trading platforms are less likely to have the infrastructure and capitalization that make larger digital asset trading platforms more stable, larger digital asset trading platforms are more likely to be appealing targets for hackers and malware and their shortcomings or ultimate failures are more likely to have contagion effects on the digital asset ecosystem, and therefore may be more likely to be targets of regulatory enforcement action.

•  Risks Associated with the Index — General — The failure of the respective Index methodology to measure the actual value of bitcoin could have an adverse effect on the Underlying ETPs and/or Bitcoin Index. In addition, the value of bitcoin as calculated by the Index methodology may differ from the value of bitcoin calculated by other methodologies and the price of bitcoin on any single spot market.

The Underlying ETPs and/or Bitcoin Index may not achieve the desired degree of correlation between their performance and that of their respective Index and thus may not achieve their investment objective. With respect to the Underlying ETPs, the difference in performance may be due to factors such as fees, transaction costs, redemptions of, and subscriptions for, an Underlying ETP's shares, pricing differences, differences in the timing of the addition or removal of constituent exchanges underlying the Index used by the Underlying ETP to determine its NAV or the cost to the Underlying ETPs of complying with various new or existing regulatory requirements.

Digital Assets Risks — Risks Associated with the Indices — Underlying ETPs —

A.  IBIT

The Index used by IBIT to determine the net asset value of the iShares Bitcoin Trust ETF on each Business Day is based on the value of bitcoin as reflected by the index was developed by the CF Benchmarks Ltd., the "Index Administrator". The Index

CALAMOS LADDERED BITCOIN STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered Bitcoin Structured Alt Protection ETF®

Administrator has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the IBIT's NAV. Any such changes could affect the present, past and expected levels of the Index and could adversely affect performance of the Index. The Index Administrator does not have any obligation to take the needs of the IBIT fund, the IBIT fund's shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. By investing in IBIT, shareholders will have no rights against the Index Administrator or any other persons that have discretion over the Index, even though these entities administer, oversee and determine the Index.

Furthermore, because the number of digital asset trading platforms is limited, the Index will necessarily be comprised of a limited number of digital asset trading platforms. If a digital asset trading platform were subjected to regulatory, volatility or other pricing issues, the Index Administrator would have limited ability to remove such digital asset trading platform from the Index, which could skew the price of bitcoin as represented by the Index. Trading on a limited number of digital asset trading platforms may result in less favorable prices and decreased liquidity of bitcoin and, therefore, could have an adverse effect on the value of IBIT's shares.

B.  BTC

The Index used to price the shares of BTC is the CoinDesk Bitcoin Price Index (XBX) (the "Index") developed by CoinDesk indices, Inc. (the "Index Provider"). The Index is a U.S. dollar-denominated composite reference rate for the price of Bitcoin. The Index is designed to (1) mitigate the effects of fraud, manipulation and other anomalous trading activity from impacting the Bitcoin reference rate, (2) provide a real-time, volume-weighted fair value of Bitcoin and (3) appropriately handle and adjust for non-market related events. The Index Provider formally re-evaluates the weighting algorithm quarterly, but maintains discretion to change the way in which an Index Price is calculated based on its periodic review or in extreme circumstances. The exact methodology to calculate the Index Price is not publicly available. The Index is designed to limit exposure to trading or price distortion of any individual Digital Asset Trading Platform that experiences periods of unusual activity or limited liquidity by discounting, in real-time, anomalous price movements at individual Digital Asset Trading Platforms. The Digital Asset Trading Platforms that are included in the Index (the Constituent Trading Platforms) are selected by the Index Provider utilizing a methodology that is guided by the International Organization of Securities Commissions ("IOSCO") principles for financial benchmarks. For an exchange to become a Constituent Trading Platform, it must satisfy the Inclusion Criteria described in this prospectus, as may be updated by the Index Provider from time to time.

The Index has a limited history and the Index Price is a composite reference rate calculated using trading price data from various Digital Asset Trading Platforms chosen by the Index Provider. The Index Provider may remove or add Digital Asset Trading Platforms to the Index in the future at its discretion. Although the Index is designed to accurately capture the market price of Bitcoin, third parties may be able to purchase and sell Bitcoin on public or private markets not included among the constituent Digital Asset Trading Platforms of the Index, and such transactions may take place at prices materially higher or lower than the Index Price. Moreover, there may be variances in the prices of Bitcoin on the various Digital Asset Trading Platforms, including as a result of differences in fee structures or administrative procedures on different Digital Asset Trading Platforms. The price of Bitcoin on public Digital Asset Trading Platforms has a limited history, and during this history, Bitcoin prices on the Digital Asset Markets more generally, and on Digital Asset Trading Platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. While the Index is designed to limit exposure to the interruption of individual Digital Asset Trading Platforms, the Index Price, and the price of Bitcoin generally, remains subject to volatility experienced by Digital Asset Trading Platforms, and such volatility could adversely affect the value of the Shares. Furthermore, because the number of Digital Asset Trading Platforms is limited, the Index will necessarily be comprised of a limited number of Digital Asset Trading Platforms. If a Digital Asset Trading Platform were subjected to regulatory, volatility or other pricing issues, the Index Provider would have limited ability to remove such Digital Asset Trading Platform from the Index, which could skew the price of Bitcoin as represented by the Index. Trading on a limited number of Digital Asset Trading Platforms may result in less favorable prices and decreased liquidity of Bitcoin and, therefore, could have an adverse effect on the value of the Shares.

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Calamos Laddered Bitcoin Structured Alt Protection ETF®

C.  BITB

BITB will establish its net asset value with reference to the CME CF Bitcoin Reference Rate — New York Variant ("BRRNY") which is a standardized reference rate published by CF Benchmarks Ltd. (the "Benchmark Provider") that is designed to reflect the performance of bitcoin in U.S. dollars. The BRRNY is calculated by the Benchmark Provider based on an aggregation of executed trade flow of major bitcoin trading platforms ("Constituent Platforms"). The BRRNY currently uses substantially the same methodology as the CME CF Bitcoin Reference Rate ("BRR"), including utilizing the same six Constituent Platforms, which is the underlying rate to determine settlement of Chicago Mercantile Exchange ("CME") bitcoin futures contracts, except that the BRRNY is calculated as of 4:00 p.m. Eastern time, whereas the BRR is calculated as of 4:00 p.m. London time.

The BRRNY and the BRR have a limited history and their value is an average composite reference rate calculated using volume-weighted trading price data from the Constituent Platforms. A longer history of actual performance through various economic and market conditions would provide greater and more reliable information for an investor to assess BRRNY's performance. The Benchmark Provider has substantial discretion at any time to change the methodology used to calculate the BRRNY, including the Constituent Platforms that contribute prices to the Bitwise Bitcoin Trust's NAV. The Benchmark Provider does not have any obligation to take the needs of the Bitwise Bitcoin Trust, the Shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the BRRNY will appropriately track the price of bitcoin in the future. Neither the CME Group nor the Benchmark Provider has any obligation to take the needs of the Bitwise Bitcoin Trust or the Shareholders into consideration in determining, composing, or calculating the BRRNY or in the selection of the Constituent Platforms used. The Constituent Platforms are chosen by the Benchmark Provider, under the oversight of the CME CF Cryptocurrency Pricing Products Oversight Committee. Although the BRRNY is intended to accurately capture the market price of bitcoin, third parties may be able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms, and such transactions may take place at prices materially higher or lower than the BRRNY price. The pricing sources (Constituent Platforms) used by the BRRNY are digital asset trading venues that facilitate the buying and selling of bitcoin and other digital assets.

Although many pricing sources refer to themselves as "exchanges," they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. These circumstances could affect the price of bitcoin used in BRRNY calculations and, therefore, could adversely affect the bitcoin price as reflected by the BRRNY.

The BRRNY is based on various inputs which may include price data from various third-party digital asset trading platforms. Neither the CME Group nor the Benchmark Provider guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source. BITB utilizes the BRRNY to establish its NAV and NAV per Share. In the event that the BRRNY is incorrectly calculated, is not timely calculated or changes its calculation methodology in the future, such an occurrence may adversely impact an investment in the Shares or the Bitwise Bitcoin Trust's operations. The CME Bitcoin Real Time Price also has a limited history and shares some of the same structural and methodological features and risks as the BRRNY. The Bitwise Bitcoin Trust utilizes the CME Bitcoin Real Time Price to establish its Indicative Trust Value ("ITV"). The ITV is intended to provide additional information not otherwise available to the public that may be useful to investors and market professionals in connection with the trading of the Shares on the Exchange. It is calculated by using the prior day's holdings at close of business and the most recently reported price level of the CME Bitcoin Real Time Price. While investors are capable of assessing the intra-day movement of the price of the Shares and the bitcoin market price of bitcoin, Shareholders may use the ITV as a data point in their assessment of the value of the Shares. In the event that the CME Bitcoin Real Time Price is incorrectly calculated, is not timely calculated or changes its calculation methodology in the future, such an occurrence may adversely impact the utility of the ITV to Shareholders. Although the BRRNY and CME Bitcoin Real Time Price are designed to accurately capture the market price of bitcoin, third parties may be able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms of the BRRNY and CME Bitcoin Real Time Price, and such transactions may take place at prices materially higher or lower than the level of the BRRNY used to establish the NAV. To the extent such prices differ materially from the level of the BRRNY used to establish the

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Calamos Laddered Bitcoin Structured Alt Protection ETF®

NAV, investors may lose confidence in the Shares' ability to track the market price of bitcoin, which could adversely affect an investment in the Shares.

The Sponsor, in its sole discretion, may cause the Bitwise Bitcoin Trust to price its portfolio based upon an index, benchmark or standard other than the BRRNY at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index, benchmark or standard better aligns with the Bitwise Bitcoin Trust's investment objective and strategy. The Sponsor may make this decision for a number of reasons, including, but not limited to, a determination that the BRRNY price of bitcoin differs materially from the global market price of bitcoin and/or that third parties are able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms, and such transactions may take place at prices materially higher or lower than the BRRNY price. The Sponsor, however, is under no obligation whatsoever to make such changes in any circumstance. The Constituent Platforms have changed over time.

The price of bitcoin on public digital asset trading platforms has a limited history, and during this history, bitcoin prices on the digital asset markets more generally, and on digital asset trading platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. While the BRRNY is designed to limit exposure to the interruption of individual digital asset trading platforms, the BRRNY price, and the price of bitcoin generally, remains subject to volatility experienced by digital asset exchanges, and such volatility could adversely affect the value of the Shares. Furthermore, because the number of liquid and credible digital asset trading platforms is limited, the BRRNY will necessarily be composed of a limited number of digital asset trading platforms. If a digital asset trading platform were subjected to regulatory, volatility or other pricing issues, the Benchmark Provider would have limited ability to remove such digital asset trading platform from the BRRNY, which could skew the price of bitcoin as represented by the BRRNY. Trading on a limited number of digital asset trading platforms may result in less favorable prices and decreased liquidity of bitcoin and, therefore, could have an adverse effect on the value of the Shares.

D.  FBTC

The Fidelity Wise Origin Bitcoin Fund seeks to track the performance of bitcoin, as measured by the performance of the Fidelity Bitcoin Reference Rate (the "Index"), adjusted for the Fidelity Wise Origin Bitcoin Fund's expenses and other liabilities. The Fidelity Bitcoin Reference Rate is designed to reflect the performance of bitcoin in U.S. dollars. The Index is constructed using bitcoin price feeds from eligible bitcoin spot markets and the volume-weighted median price ("VWMP") methodology, calculated every 15 seconds based on VWMP spot market data over rolling sixty-minute increments to develop a bitcoin price composite. The Index methodology was developed by Fidelity Product Services LLC (the "Index Provider") and is monitored by the Fidelity Index Committee (the "Committee") with the assistance of the Fidelity Digital Asset Indices Advisory Committee. Coin Metrics, Inc. is the third-party calculation agent ("Calculation Agent") for the Index.

The Index was developed by an affiliate of the Sponsor, the Index Provider. The Index Provider has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the Fidelity Wise Origin Bitcoin Fund's NAV. Any such changes could affect the present, past and expected levels of the Index and could adversely affect performance of the Index. The Index Provider does not have any obligation to take the needs of the Fidelity Wise Origin Bitcoin Fund, the Fidelity Wise Origin Bitcoin Fund's shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. The Index Provider has no obligation to take the needs of the Fidelity Wise Origin Bitcoin Fund or the Shareholders into consideration in determining, composing, or calculating the Index. By investing in the Fidelity Wise Origin Bitcoin Fund, shareholders will have no rights against the Index Provider or any other persons that have discretion over the Index, even though these entities administer, oversee and determine the Index.

Pricing sources used by the Index are digital asset spot markets that facilitate the buying and selling of bitcoin and other digital assets. Although many pricing sources refer to themselves as "exchanges," they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. For example, on June 5, 2023, the SEC filed lawsuits against cryptocurrency exchanges Coinbase and Binance alleging, among other things,

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Calamos Laddered Bitcoin Structured Alt Protection ETF®

their operation of an unlicensed securities exchange. Such circumstances could affect the price of bitcoin used in Index calculations and, therefore, could adversely affect the level of the Index.

The Index is based on various inputs which include price data from various third-party bitcoin spot markets. The Index Provider does not guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source.

The Sponsor, in its sole discretion, may cause FBTC to track (or price its portfolio based upon) an index or standard other than the Index at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index or standard better reflects the price of bitcoin. The Sponsor, however, is under no obligation whatsoever to make such changes in any circumstance.

Using a VWMP methodology and price feeds from eligible bitcoin spot markets, the Index intends to represent the U.S. dollar value of one bitcoin every 15 seconds based on VWMP spot market data over rolling sixty-minute increments. As such, the VWMP methodology used to determine the NAV may not be reflective of market events and other developments that occur after its pricing window and thus this methodology may not be reflective of the then-available market price of bitcoin in periods between its calculation. Additionally, as the methodology references a median price, it may not reflect the price of bitcoin available for the Fidelity Wise Origin Bitcoin Fund to transact on any single spot market. The Sponsor does not intend, and disclaims any obligation, to determine whether the methodology used to determine the level of the Index accurately reflects the value of bitcoin or the price at which market transactions in bitcoin could be readily effected at any given time.

E.  ARKB

ARKB investment objective is to track the performance of bitcoin as measured by the performance of the CME CF Bitcoin Reference Rate — New York Variant (the "Index"), adjusted for the ARK 21Shares Bitcoin ETF's expenses and other liabilities. The Index is calculated by CF Benchmarks Ltd. (the "Index Provider") based on an aggregation of executed trade flow of major bitcoin spot exchanges. The Index is designed to reflect the performance of bitcoin in U.S. dollars. The Index currently uses substantially the same methodology as the CME CF Bitcoin Reference Rate ("BRR"), including utilizing the same six bitcoin exchanges, which is the underlying rate to determine settlement of CME bitcoin futures contracts, except that the Index is calculated as of 4:00 p.m. Eastern time, whereas the BRR is calculated as of 4:00 p.m. London time. The Shares of the ARK 21Shares Bitcoin ETF are valued daily based on the Index.

The Index was developed by the Index Provider and has a limited performance history. Although the Index is based on materially the same methodology (except calculation time) as the Index Provider's BRR, which was first introduced in November 2016, the Index itself has only been in operation since February 2022, and the Index has only featured its current roster of Constituent Exchanges since May 2022. A longer history of actual performance through various economic and market conditions would provide greater and more reliable information for an investor to assess the Index's performance. The Index Provider has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the ARK 21Shares Bitcoin ETF's NAV. The Index Provider does not have any obligation to take the needs of the ARK 21Shares Bitcoin ETF, the ARK 21Shares Bitcoin ETF's Shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. The Index Provider has no obligation to take the needs of the ARK 21Shares Bitcoin ETF or the Shareholders into consideration in determining, composing, or calculating the Index.

Pricing sources used by the Index are digital asset spot markets that facilitate the buying and selling of bitcoin and other digital assets. Although many pricing sources refer to themselves as "exchanges," they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. These circumstances could affect the price of bitcoin used in Index calculations and, therefore, could adversely affect the bitcoin price as reflected by the Index.

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Calamos Laddered Bitcoin Structured Alt Protection ETF®

The Index is based on various inputs which include price data from various third-party bitcoin spot markets. The Index Provider does not guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source.

The Sponsor, in its sole discretion, may cause the ARK 21Shares Bitcoin ETF to track (or price its portfolio based upon) an index or standard other than the Index at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index or standard better aligns with the ARK 21Shares Bitcoin ETF's investment objective and strategy.

•  Equity Securities Risk — The securities markets are volatile, and the market prices of the Underlying ETPs' securities may decline generally. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. If the market prices of the securities owned by the Underlying ETPs fall, the value of your investment in the Fund will decline.

•  FLEX Options Risk — Trading FLEX Options involves risks different from, and possibly greater than, the risks associated with investing directly in securities or in other types of options. FLEX Options, like other listed options, are traded on the U.S. options markets and are issued by OCC. However, unlike other options, the terms of FLEX Options are not all standardized. When a FLEX Option is purchased and sold in an opening transaction, the parties to the transaction have the flexibility, within limitations set forth in the rules of the options market on which the transaction occurs, to fix certain of the option's terms. The flexibility to fix certain terms is what makes FLEX Options different from other types of options. Because many of the terms of FLEX Options are not standardized, it is less likely that there will be an active secondary market in which holders and writers of such options will be able to close out their positions by offsetting sales and purchases. Because FLEX Options have variable terms that are fixed by the parties, there are no pre-established series of FLEX Options. Rather, any different series of FLEX Options may be created and outstanding at any given time as a result of the various designations of variable terms that are made in different transactions. Secondary trading interest in FLEX Options may therefore be spread over a larger number of series than the trading interest in other options, the trading interest in any particular series of FLEX Options may be very limited, the secondary markets in FLEX Options may be less deep, liquid and continuous than the markets in other options on the same underlying interests, and the premiums for FLEX Options may not correlate with premiums for such other options. In the event that trading in the FLEX Options is limited or absent, the value of the Underlying ETFs' FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Underlying ETFs Shares and result in the Underlying ETFs being unable to achieve their investment objective. Less liquidity in the trading of the Underlying ETFs' FLEX Options could have an impact on the prices paid or received by the Underlying ETFs for the FLEX Options in connection with creations and redemptions of the Underlying ETFs' Shares. Depending on the nature of this impact to pricing, the Underlying ETFs may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Underlying ETFs and whether the Underlying ETFs can satisfy their investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. The Underlying ETFs also are subject to the risk that the OCC will become insolvent or otherwise be unable to meet its obligations, which could cause the Underlying ETFs to suffer losses which may be significant.

The Underlying ETFs may not experience substantial upside participation from specific FLEX Option positions and certain FLEX Option positions may expire worthless.

OCC may base its calculations of the margin requirements for positions in a series of FLEX Options on an estimate derived from data and factors OCC deems pertinent in respect of quotations and transactions in that options series and in other options series. Alternatively, OCC may fix such margin requirements at a level it deems necessary to protect the respective interests of OCC, the clearing members and the public. As a result, the Underlying ETFs' margin requirements for

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Calamos Laddered Bitcoin Structured Alt Protection ETF®

positions in FLEX Options may differ from — and may be significantly greater than — the margin requirements applicable to similar positions in other options on the same underlying interest.

•  FLEX Options Valuation Risk — It is expected that the FLEX Options held by the Underlying ETFs typically will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as Spot bitcoin (although they generally move in the same direction). The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of Spot bitcoin, such as changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of Spot bitcoin and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Underlying ETFs, the ability of the Underlying ETFs to value the FLEX Options becomes more difficult and the judgment of the Underlying ETFs' investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Underlying ETFs' holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Underlying ETFs to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser's judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Underlying ETFs.

•  Box Spread Risk — If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract's expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset's price movement. Furthermore, the Box Spread's value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. Each Underlying ETF's ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Underlying ETF at competitive prices. If the Box Spread does not perform as intended, the Underlying ETF could have exposure to the underlying reference asset of the options comprising the Box Spread, which is expected to be the SPY or SPX. In such a scenario, the Underlying ETF would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

•  Fund-of-Funds Risk — Shareholders of the Fund will experience investment returns that are different than the investment returns provided by an Underlying ETF. The Fund does not itself pursue a defined outcome strategy, nor does the Fund itself provide downside protection against Spot bitcoin losses. Because the Fund will typically not purchase an Underlying ETF on the first day of a Target Outcome Period, it is not likely that the stated outcome of the Underlying ETF will be realized by the Fund. The Fund will be continuously exposed to the investment profiles of each of the Underlying ETFs during their respective Target Outcome Periods. The Fund, with its aggregate exposure to each of the Underlying ETFs, may have investment returns that are inferior to that of any single Underlying ETF or group of Underlying ETFs over any given time period. In between the semi-annual rebalancing, because the Fund is not equally weighted on a continuous basis, the Fund may be exposed to one or more Underlying ETFs disproportionately when compared to other Underlying ETFs. In such circumstances, the Fund will be subject to the over-weighted performance of such Underlying ETF. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF's expenses, subjecting Fund shareholders to duplicative expenses.

•  Interest Rate Risk — Interest rate risk is the risk that the value of the debt securities in the Underlying ETFs' portfolios will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security's expected principal and interest payments. Prices of debt securities with shorter durations tend to be less sensitive to

CALAMOS LADDERED BITCOIN STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered Bitcoin Structured Alt Protection ETF®

interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

•  Investment in a Subsidiary — As determined necessary or advisable by the Underlying ETFs, the Underlying ETFs may invest a portion of their assets in a wholly-owned subsidiary (a "Subsidiary"), organized under the laws of the Cayman Islands.

Investment in the Subsidiary is expected to provide the Underlying ETFs with exposure to Spot bitcoin within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and Internal Revenue Service ("IRS") guidance. The Subsidiary may invest primarily in derivative instruments, including options on the Underlying ETPs and/or Bitcoin Index. The Underlying ETFs do not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets other than entities wholly owned or majority-owned by the Underlying ETFs. To the extent that Underlying ETFs invest in the Subsidiary, the Underlying ETFs may be subject to the risks associated with the above-mentioned derivative instruments and other securities, which are discussed elsewhere herein and the SAI. To comply with the asset diversification test applicable to a RIC (discussed elsewhere in this prospectus), the Underlying ETFs intend to limit their investments in such Subsidiary to 25% of the respective Underlying ETF's total assets at the end of each taxable quarter.

Although the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in each Underlying ETFs' Prospectus and Statement of Additional Information, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. The Board of Trustees, however, has oversight responsibility for the investment activities of each Underlying ETFs, including its investment in its respective subsidiary. In addition, each Underlying ETF is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of a Subsidiary will be sold or offered to other investors.

The Underlying ETFs will treat a Subsidiary's assets as assets of the respective Underlying ETFs for purposes of determining compliance with various provisions of the 1940 Act applicable to the Underlying ETFs, including those relating to investment policies for purposes of Section 8, capital structure so that the Underlying ETFs treat the debt of the Subsidiary as their own for purposes of Sections 18, and affiliated transactions and custody for purposes of Sections 17. The Adviser to the Subsidiary complies with the provisions of Section 15 of the 1940 Act as an investment adviser to the Underlying ETFs, as defined in Section 2(a)(20) of the 1940 Act. Each of the Underlying ETFs' Subsidiary and its board agree to designate an agent for service of process in the United States. Each Underlying ETFs' Subsidiary's custodian is State Street Bank and Trust Company.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Underlying ETFs and/or a Subsidiary to operate as described in the Underlying ETFs' Prospectus and Statement of Additional Information and could negatively affect the Underlying ETFs and its shareholders.

The Adviser also serves as the investment adviser to the Subsidiary but will not receive separate compensation for services provided to the Subsidiary.

•  Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Underlying ETFs' investments in illiquid securities may reduce the returns of the Underlying ETFs because they may be unable to sell the illiquid securities at an advantageous time or price.

•  Liquidity Risk — FLEX Options — In the event that trading in the underlying FLEX Options is limited or absent, the value of the Underlying ETFs' FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Underlying ETFs require a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Underlying ETFs for their FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

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Calamos Laddered Bitcoin Structured Alt Protection ETF®

•  Liquidity Risk — Listed Options — There is no guarantee that a liquid secondary trading market will exist for the Listed Options. The trading in the Listed Options in which the Underlying ETFs may invest may be less deep and liquid than the market for certain other exchange traded option contracts. In a less liquid market for the Listed Options terminating the Listed Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of Listed Options may more significantly impact the price in a less liquid market. Further, each Underlying ETF requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Underlying ETFs for their Listed Option positions. A less liquid trading market may adversely impact the value of the Listed Options and the value of your investment.

•  Liquidity Risk — OTC Options — There is no guarantee that a liquid secondary trading market will exist for the OTC Options in which the Underlying ETFs may invest. The trading in OTC Options may be less deep and liquid than the market for certain other securities, including exchange traded option contracts. In a less liquid market for the OTC Options, terminating the OTC Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. A less liquid trading market may adversely impact the value of the OTC Options and the value of your investment.

•  Management Risk — Investment decisions will be made for the Fund by the Adviser. The Fund is subject to management risk because, in relying on the Adviser to achieve its investment objective, it runs the risk that the Adviser's investment techniques will fail to produce intended results and that this may cause the Fund to incur significant losses. Purchasing and selling options are highly specialized activities and entail higher risks than simply purchasing and selling publicly traded securities. The Adviser may fail to use options effectively and options purchased or sold by the Fund may fail to perform as expected by the Adviser. The Fund's success will depend in part on the Adviser's ability to correctly predict the rates of return and risks of the options that it sells or buys.

•  Market Fluctuation Tax Risk and Cash Transaction Risk — The Fund is acquiring shares of the Underlying ETFs in the open market. When the Fund sells shares of the Underlying ETFs in the open market, the Fund will recognize gain or loss on the disposition of the shares, which could have a negative impact on Fund returns. In addition, note that the Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash rather than in-kind. If the Fund effects redemptions for cash, it may be required to sell shares of the Underlying ETFs in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute such shares only in-kind. The Fund intends to distribute these gains to shareholders to maintain its qualification as a RIC and avoid a fund-level tax. As a result, shareholders may receive a larger amount of, or accelerated, taxable distributions from the Fund than if the Fund did not employ such a strategy. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund's shares than for ETFs that distribute portfolio securities in-kind. The Fund's use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective.

•  Market Maker Risk — If the Underlying ETFs have lower average daily trading volumes, they may rely on a small number of third-party market makers to provide a market for the purchase and sale of Underlying ETFs' Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Underlying ETFs' net asset value and the price at which the Underlying ETFs' Shares are trading on the Exchange, which could result in a decrease in value of the Underlying ETFs Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Underlying ETFs' portfolio securities and the Underlying ETFs' market price. This reduced effectiveness could result in Underlying ETFs' Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for the Underlying ETFs' Shares.

CALAMOS LADDERED BITCOIN STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered Bitcoin Structured Alt Protection ETF®

•  Market Risk — The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock or fixed-income market, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests.

•  New Fund Risk — The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

•  Non-Diversification Risk — The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

•  Operational Risk — The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund's ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

•  Options Risk — The use of options by the Underlying ETFs involves investment strategies and risks different from those associated with ordinary portfolio transactions and depends on the ability of the Underlying ETFs' portfolio managers to forecast market movements correctly. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in those indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. The Underlying ETFs' ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed option is dependent, in part, upon the liquidity of the options market. An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Underlying ETFs will not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on a national securities exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options). In addition, the hours of trading for options on an exchange may not conform to the hours of trading of the underlying securities, creating a risk of significant changes in the prices of underlying securities that are not immediately reflected in the options markets. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Underlying ETFs' ability to utilize options successfully will depend on the ability of the Underlying ETFs' investment adviser to predict pertinent market movements, which cannot be assured. Until FLEX Options and/or Listed Options become available, the Underlying ETFs will purchase and sell OTC Options, which involves risks different from, and possibly greater than, the risks associated with exchange-listed options. OTC Options may expose the Underlying ETFs to the risk that a counterparty may be unable or unwilling to perform according to a contract, and that any deterioration in a counterparty's creditworthiness could adversely affect the instrument. In addition, the Underlying ETFs may be exposed to a risk that losses may exceed the amount originally invested.

The holder of an option may terminate its position in an option it has purchased by allowing it to expire or by exercising the option. If an option is European style, it may be exercised only on its expiration date. If the option is American style, it may be exercised on any day up to and including its expiration date. While the Underlying ETFs expect to enter into

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Calamos Laddered Bitcoin Structured Alt Protection ETF®

European style options that are exercisable at the strike price only on the expiration date at the end of an Outcome Period, it may enter into American style options from time to time. When an Underlying ETF writes an American style option, it has no control over when it will be required to fulfill its obligations and there is risk that a counterparty will exercise the option at a time that is not advantageous to the Underlying ETF. If an American style option is exercised, the Underlying ETFs may close out the corresponding purchased option and enter into new options. There can be no guarantee that an Underlying ETF will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time or that the Underlying ETFs will not suffer losses as a result of a written option being exercised prior to the end of an Outcome Period.

•  OTC Options Risk — Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the Underlying ETPs underlying an OTC Option it has entered into with the Underlying ETFs or fails to make a cash settlement payment due in accordance with the terms of that option, the Underlying ETFs will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Adviser's assessment of any Counterparty may be inaccurate or incomplete and is subject to considerable judgment, which may be incorrect.

•  Position Limits Risk — The options exchanges have established limits on the maximum number of puts and calls covering the same underlying security that may be held or written by a single investor or group of investors acting in concert or under common control (regardless of whether the options are purchased or written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). These are referred to as "position limits." The position limit applicable to a particular option class is determined by the options exchange based on the number of shares outstanding and trading volume of the security underlying the option. The rules of the options markets generally limit the maximum number of options on the same side of the market (i.e., calls held plus puts written, or puts held plus calls written) with respect to a single underlying interest that may be carried in the accounts of a single investor or group of investors acting in concert. An options market may require that positions in certain Listed Options or FLEX Options be aggregated with positions in certain other options for purposes of calculating position limits.

The clearing members that clear the Underlying ETFs' listed option positions are required to monitor and report the Underlying ETFs' positions to the options exchanges and may be required to liquidate positions in excess of these limits. Failure to comply with position limits may result in the imposition of fines and other sanctions by the options exchanges.

Even if an Underlying ETF does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated. Therefore, the trading decisions of the Adviser may have to be modified and positions held by an Underlying ETF liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of an Underlying ETF and prevent the Underlying ETF from achieving its investment objective. A violation of position limits could also lead to regulatory action materially adverse to an Underlying ETF's investment strategy.

•  Premium/Discount Risk — The market price of the Fund's shares will generally fluctuate in accordance with changes in the Fund's net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund's investment advisor cannot predict whether shares will trade below at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund's shares may become less liquid in response to deteriorating liquidity in the market for the Fund's underlying portfolio holdings, which could in turn lead to differences

CALAMOS LADDERED BITCOIN STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered Bitcoin Structured Alt Protection ETF®

between the market price of the Fund's shares and their net asset value and the bid/ask spread on the Fund's shares may widen.

•  Secondary Market Trading Risk — Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. Although the Fund Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund Shares on the Exchange may be halted.

•  Sector Risk — To the extent the Underlying ETPs invest a significant portion of their assets in a particular sector, a greater portion of the Fund's performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market, and it is possible that one or more, if not all of the Underlying ETPs may underperform the broader market, or experience greater volatility.

•  Significant Exposure Risk — The Fund intends to generally rebalance its portfolio to equal weight (i.e., 25% per Underlying ETF) semi-annually, in connection with the reset of each Underlying ETF. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Fund having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Fund's returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures.

•  Target Outcome Period Risk — Each Underlying ETF's investment strategy is designed to deliver returns that match the price return of Spot bitcoin if shares are bought on the day on which the Underlying ETF enters into the OTC Options and/or FLEX Options (i.e., the first day of a Target Outcome Period) and held until those OTC Options and/or FLEX Options expire at the end of the Target Outcome Period subject to the cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event the Fund acquires shares after the first day of a Target Outcome Period or disposes of shares prior to the expiration of the Target Outcome Period, the value of the Fund's investment in Underlying ETF shares may not be protected against a decline in the value of Spot bitcoin and may not participate in a gain in the value of Spot bitcoin for the Fund's investment period.

•  Tax Risk — The Fund and each Underlying ETF intend to elect and to qualify each year to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. The federal income tax treatment of certain aspects of each Underlying ETF's operations — including its options strategy, its hedging strategy, and the possible application of the "straddle" rules and various loss limitations — is not entirely clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to RICs if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to RICs could cause an Underlying ETF to fail to qualify as such. If an Underlying ETF were to fail to qualify as a RIC for purposes of the Code, the Fund may not meet the diversification tests necessary to qualify as a RIC, and, thus, may lose its own RIC status. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund's Board of Trustees may determine to reorganize or close the Fund or materially change the Fund's investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

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Calamos Laddered Bitcoin Structured Alt Protection ETF®

To qualify and maintain its status as a RIC, each Underlying ETF must derive at least 90% of its gross income each year from "qualifying income," meet certain diversification tests at the end of each quarter and meet an annual distribution test. For purposes of the qualifying income requirement, the treatment of derivatives that provide exposure to the Underlying ETPs or bitcoin is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. If an Underlying ETF were to treat income or gain from particular instruments linked to bitcoin as qualifying income, an adverse determination or future guidance by the IRS with respect to the treatment of income or gain from those investments may adversely affect the Underlying ETF's ability to qualify as a RIC. For purposes of the diversification tests, the identification of the issuer (or, in some cases, issuers) of a particular Underlying ETF investment can depend on the terms and conditions of that investment. In particular, there is no published IRS guidance or case law on how to determine the "issuer" of certain derivatives that the Fund will enter into. The Underlying ETPs are expected to be treated as the issuer of certain of the Underlying ETFs' investments, which may make it more difficult for the Underlying ETFs to meet the diversification tests. In addition, an adverse determination or future guidance by the IRS with respect to issuer identification for an Underlying ETF's investments may adversely affect the Underlying ETF's ability to qualify as a RIC.

The federal income tax treatment of options comprising the Box Spreads and of other swaps and derivatives may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Underlying ETFs realize from their investments. As a result, a larger portion of an Underlying ETF's distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by an Underlying ETF.

•  Trading Issues Risk — Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund's assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

•  Underlying ETF Concentration Risk — An Underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Underlying ETF's investments more than the market as a whole, to the extent that the Underlying ETF's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.

•  Underlying ETF Exposure Risk — An investment in the Fund may provide returns that are lower than the returns that an investor could achieve by investing in one or more of the Underlying ETFs alone. Additionally, if one or more of the Underlying ETFs has exceeded its cap at the time that you invest in the Fund, you may derive no benefit from the Fund's investment in that Underlying ETF until the next reset of the Underlying ETF. Likewise, if one or more of the Underlying ETFs has decreased in value below its downside protection at the time that you invest in the Fund, you may derive no downside protection from the Fund's investment in that Underlying ETF. See Capital Protection Risk and Capped Upside Risk above. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF's expenses, subjecting Fund shareholders to duplicative expenses. The Fund does not itself pursue a target outcome strategy and does not provide any downside protection against Underlying ETF losses.

•  Underlying ETF Risk — The Fund's investment in shares of the Underlying ETFs subjects it to the risks of owning the securities held by the Underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including absence of an active market risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF's expenses, subjecting Fund shareholders to duplicative expenses.

•  Underlying ETP Risk — Each Underlying ETF may invest in OTC Options and FLEX Options and/or Listed Options that reference one or more Underlying ETPs or an Index of Underlying ETPs, which subjects the Underlying ETF to certain of the risks of owning shares of one or more Underlying ETPs as well as the types of instruments in which the Underlying

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Calamos Laddered Bitcoin Structured Alt Protection ETF®

ETPs invest. The value of an Underlying ETP will fluctuate over time based on fluctuations in the values of the securities held by the Underlying ETP, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, Underlying ETPs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETPs and, in turn, the value of the Underlying ETF's shares. It is possible that the performance of each Underlying ETP will not be positively correlated to the performance of Spot bitcoin. An Underlying ETP that tracks an index may not exactly track the performance of the Index due to cash drag, differences between the portfolio of the Underlying ETP and the components of the Index, expenses and other factors.

•  Valuation Risk — During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Underlying ETFs, the ability of the Underlying ETFs to value the OTC Options, FLEX Options and Listed Options may become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Underlying ETFs to accurately assign a daily value.

Fund Performance

Fund performance information is not available as of the date of this prospectus. Once available, the Fund's performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance, will be available on the Fund's website at: www.calamos.com. Past performance (before and after taxes) is not an indication of future performance.

Investment Adviser

Calamos Advisors LLC ("Calamos Advisors" or the "Adviser")

Portfolio Managers

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH ADVISER
David O'Donohue	Since October 2025	SVP, Sr. Co-Portfolio Manager
Jimmy Young	Since October 2025	SVP, Co-Portfolio Manager
Eli Pars	Since October 2025	SVP, Sr. Co-Portfolio Manager
Jason Hill	Since October 2025	SVP, Sr. Co-Portfolio Manager
Anthony Vecchiolla	Since October 2025	VP, Co-Portfolio Manager
Jordan Rosenfeld	Since October 2025	VP, Co-Portfolio Manager

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Other Important Information Regarding Fund Shares

Portfolio Holdings. The Fund's portfolio holdings are disclosed on its website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day. A description of the Fund's policies and procedures with respect to the disclosure of such Fund's portfolio holdings is available in the Fund's Statement of Additional Information ("SAI").

Premium/Discount Information. Information about the premiums and discounts at which the Fund's Shares have traded will be available at www.calamos.com.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value ("NAV"), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the "bid-ask spread"). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.calamos.com/.

Tax Information

Net investment income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute net investment income and capital gains, if any, at least annually.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), such Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Additional Information About Investment Strategies and Related Risks

The Fund is a series of Calamos ETF Trust and is regulated as an "investment company" under the 1940 Act. The Fund is actively managed and does not seek to track the performance of an index. The Fund's investment objective is to seek to provide exposure to the price of bitcoin. The Fund's investment objective may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund's Statement of Additional Information ("SAI") are non-fundamental and may be changed by the Board without shareholder approval. If there is a material change to the Fund's principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

The Fund is classified as "non-diversified" under the 1940 Act, as amended. The Fund's investment strategy may include active and frequent trading. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except to the extent that the underlying reference index of the Underlying ETFs invests more than 25% of its assets in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies, and investments that provide exposure to bitcoin.

Under normal market conditions, the Fund will invest at least 100% of its net assets (plus any borrowings for investment purposes) in ETFs. Shareholders will be provided with 60-day written notice of any change to this policy.

The Fund may invest in ETFs in excess of the limits imposed under the 1940 Act on investments in other investment companies. Accordingly, the Fund intends to rely on Section 12(d)(1)(G) of the 1940 Act in connection with such investments.

The Fund seeks to achieve its investment objective by providing investors with exposure to the price return of the CME CF Bitcoin Reference Rate — New York Variant ("BRRNY") ("Spot bitcoin") while attempting to limit downside risk through a laddered portfolio of four Calamos Bitcoin Structured Alt Protection ETFs (each an "Underlying ETF" and collectively the "Underlying ETFs"). The BRRNY is a once a day benchmark index price for bitcoin that aggregates trade data from multiple bitcoin-USD markets operated by major cryptocurrency exchanges that conform to the CME CF Constituent Exchange Criteria.2 The term "laddered portfolio" refers to the Fund's investment in multiple Underlying ETFs that have target outcome period expiration dates which occur on a rolling, or periodic, basis. See below for a discussion of "target outcome periods" and their meaning within the strategies of the Underlying ETFs. The rolling or "laddered" nature of the investments in the Underlying ETFs creates diversification of investment time period compared to the risk of acquiring or disposing of any one Underlying ETF at any one time. This diversification of investment time period is intended to mitigate the risk of failing to benefit from the downside protection of a single Underlying ETF due to the timing of investment in such Underlying ETF and the relative price of the reference asset or having limited or no upside potential remaining because of the cap of a single Underlying ETF. The Fund's laddered approach is intended to allow the Fund to continue to benefit from increases in the value of Spot bitcoin, while attempting to limit downside losses. Depending on when the Fund acquires shares of an Underlying ETF, even with a laddered approach, the cap and/or downside protection of an Underlying ETF may be exhausted unless the Fund acquires shares at the beginning of a Target Outcome Period (as defined below). The Fund does not typically buy shares at the beginning of the Target Outcome Period. Unlike the Underlying ETFs, the Fund itself does not pursue a target outcome strategy. The protection is only provided by the Underlying ETFs and the Fund itself does not provide any stated downside protection against losses. The Fund will likely not receive the full benefit of the Underlying ETF downside protection and could have limited upside potential. The Fund's returns are limited by the caps of the Underlying ETFs.

By investing substantially all of its assets in the Underlying ETFs, the Fund seeks to provide upside participation (before fees and expenses) in the price return of Spot bitcoin, while attempting to limit downside risk (due to the downside protection provided for in each of the Underlying ETFs).

2  The Constituent Exchange Criteria requires each Constituent Exchange to implement policies and procedures designed to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. Additionally, each Constituent Exchange must comply with, among other things, capital market regulations, money transmission regulations, client money custody regulations, know-your-client regulations and anti-money laundering regulations.

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Additional Information About Investment Strategies and Related Risks

Each Underlying ETF's strategy has been specifically designed to produce the outcomes based upon Spot bitcoin's price returns over the duration of a Target Outcome Period. At the end of each Target Outcome Period, an Underlying ETF's options are generally allowed to expire or be sold at or near their expiration, and the proceeds are used to purchase (or roll into) a new set of options expiring in approximately one year. This means that approximately every quarter (in January, April, July and October), one of the Underlying ETFs will undergo a "reset" of its cap and a refresh of its downside protection. At any given time, once fully implemented, the Fund will generally hold shares in four Underlying ETFs, one Underlying ETF with options expiring within one quarter, a second Underlying ETF with options expiring within two quarters, a third Underlying ETF with options expiring within three quarters and a fourth Underlying ETF with options expiring within one year. The rolling or "laddered" nature of the Underlying ETFs creates diversification of investment time period and market level compared to the risk of acquiring or disposing of any one Underlying ETF at any one time.

When an investor purchases shares of a single Underlying ETF, his or her potential outcomes are limited by the Underlying ETF's stated cap and downside protection over a defined time period (depending on when the shares were purchased). Alternatively, the Fund's laddered approach provides diversified exposure to all of the Underlying ETFs in a single investment. By owning a laddered portfolio of Underlying ETFs, the Fund has the ability to continue to benefit from increases in the value of Spot bitcoin and to provide a level of downside protection as one of the Underlying ETFs will reset its cap and refresh its downside protection every quarter based on the price of Spot bitcoin at the time of the reset. In other words, the continual and periodic "refreshing" of the Underlying ETF caps and downside protections at current Spot bitcoin prices is intended to allow the Fund to continue to benefit from increases in the value of Spot bitcoin, while attempting to limit downside losses. This approach reduces the risk inherent in the Underlying ETFs of having the upside potential for an entire Target Outcome Period capped out in cases of rapid appreciation of Spot bitcoin. It also reduces the risk of failing to benefit from an individual Underlying ETF's downside protection in cases where Spot bitcoin has depreciated. Approximately every quarter, one of the Underlying ETFs will undergo a reset of its cap and a refresh of its downside protection, meaning that investors will have the ability to benefit from any appreciation in Spot bitcoin for future periods up to the respective caps of the Underlying ETFs and will have the benefit of the downside protection for future periods. A laddered portfolio can diversify the timing risk, similar to how laddered bond portfolios seek to manage timing risks for fixed-income investors.

The target outcomes each Underlying ETF seeks for investors that hold its shares for an entire Target Outcome Period are as follows, though there can be no guarantee these results will be achieved:

•  If Spot bitcoin appreciates over the Target Outcome Period, the combination of options held by the Underlying ETF seeks to provide upside participation (before the Underlying ETF's fees and expenses) matching that of the price return of Spot bitcoin, up to a cap that is determined at the start of the Target Outcome Period.

•  If Spot bitcoin decreases over the Target Outcome Period, the combination of options held by the Underlying ETF seeks to provide downside protection of the of Spot bitcoin losses, prior to taking into account the Underlying ETF's fees and expenses.

Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period and therefore is likely to experience investment returns very different from those that the Underlying ETF seeks to provide. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period, and therefore the Fund is likely to experience investment returns very different from those that the Underlying ETFs seek to provide. The Fund will likely not receive the full benefit of the Underlying ETF downside protection and could have limited upside potential. When the Fund acquires and disposes of shares of the Underlying ETFs in between semi-annual rebalances in connection with the creation and redemption of creation units, it will acquire such shares pro-rata based on the then current weightings of the Underlying ETFs in the Fund's portfolio.

The Underlying ETFs

Each Underlying ETF is an actively managed exchange-traded fund ("ETF") that seeks to provide investment results that, before taking total fund operating fees and expenses into account, track the positive price return of Spot bitcoin up to the Cap over a

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Additional Information About Investment Strategies and Related Risks

specified period of time of approximately one (1) year (the "Outcome Period"), while seeking to provide protection against decreases in the price of Spot bitcoin over the same Outcome Period (before taking total Underlying ETF operating fees and expenses into account). The "Spot bitcoin price" for determining the Cap for any Outcome Period will be determined by taking the BRRNY as of the first day of the Outcome Period. The BRRNY is a once a day benchmark index price for bitcoin that aggregates trade data from multiple bitcoin-USD markets operated by major cryptocurrency exchanges that conform to the CME CF Constituent Exchange Criteria.

Based on market conditions and other factors at the commencement of the Outcome Period, Calamos Advisors LLC ("Calamos Advisors" or the "Advisor") seeks to provide investment exposure to the price performance of Spot bitcoin through various means of portfolio construction and management, including the two methods/approaches as may be implemented by the Adviser in its discretion as described below.

In the first method/approach, each Underlying ETF's portfolio will be comprised of options, cash and cash equivalents, and/or U.S. Treasuries. Under this approach, and under normal market conditions, the Underlying ETFs will invest substantially all of their assets in U.S. Treasury securities with remaining maturities of one (1) year or less (the "Treasury Portfolio"), cash, cash equivalents, box spreads, and OTC Options, FLEX Options and/or listed exchange traded options ("Listed Options"). The OTC, FLEX, and/or Listed Options each reference the price performance of either: (A) one or more of the Underlying ETPs or (B) one or more Bitcoin Indexes.

Options used by an Underlying ETF in utilizing box spreads will reference the underlying asset of the box spread trade, which is expected to be the SPX or SPY. Options utilized in seeking to track the positive price return of Spot bitcoin will each reference the price performance of either: (A) one or more of the iShares Bitcoin Trust ETF (IBIT), Grayscale Bitcoin Mini Trust ("BTC"), Bitwise Bitcoin ETF ("BITB"), Fidelity® Wise Origin® Bitcoin Fund ("FBTC") and ARK 21 Shares Bitcoin ETF ("ARKB") (each an "Underlying ETP" and collectively, the "Underlying ETPs") and/ or (B) one or more indexes that are designed to track the price of bitcoin ("Bitcoin Index") Indexes. One example of a Bitcoin Index is the Cboe Bitcoin U.S. ETF Index (ticker: CBTX), which is designed to reflect the price return performance of U.S. exchange-listed spot Bitcoin ETPs. The ETPs whose price return performance a Bitcoin Index seeks to reflect can include the BITB, FBTC, and ARKB, among others.

In the second method/approach, each Underlying ETF's portfolio will be comprised of options and cash and cash equivalents. Under this approach, and under normal market conditions, the Underlying ETF will invest substantially all of its assets in cash and cash equivalents and FLEX Options and/or Listed Options. The FLEX Options and/or Listed Options will each reference the price performance of one or more of the Underlying ETPs and/or a Bitcoin Index.

With respect to each method/approach described above, each of the Underlying ETPs has as a primary investment objective to seek investment results that generally correspond to the price performance of bitcoin (as measured to a stated index or defined bitcoin reference rate) and therefore the performance of the Underlying ETPs and/or Bitcoin Index is expected to be positively correlated to the price performance of Spot bitcoin. Each Bitcoin Index will be designed to track the price performance of bitcoin and therefore each Bitcoin Index is expected to be positively correlated to the price performance of Spot bitcoin.

The Underlying ETF intends to utilize either FLEX Options and/or Listed Options in place of all OTC Options. The Underlying ETF will not invest directly in bitcoin. Instead, the Underlying ETF seeks to track the positive price return of Spot bitcoin by investing in options that reference the price performance of one or more of the Underlying ETPs which, in turn, own bitcoin and/or options that reference one or more Bitcoin Indexes. The portfolio of options utilized by the Adviser may consist of options on one or more of the Underlying ETPs and/or Bitcoin Index at the determination of the Adviser based on then-current market factors.

As of the date hereof, the Underlying Funds invest in options that reference the Cboe Bitcoin U.S. ETF Index ("CBTX"), which is a modified market capitalization-weighted index designed to track the performance of a basket of Bitcoin ETPs listed on U.S. exchanges. Leveraged and inverse exposure Bitcoin ETFs are not eligible for inclusion in CBTX. To be included in CBTX, each constituent must: (i) have a monthly consolidated trading volume of at least 500,000 shares for each month within the immediately preceding six-month period; (ii) have an average consolidated trading volume of at least 1,000,000 shares over the immediately preceding six-month period; (iii) have at least six months of trading history as of the Rebalance Selection Date

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Additional Information About Investment Strategies and Related Risks

(defined below); and (iv) have a market capitalization of at least $75 million as of the Rebalance Selection Date. CBTX is rebalanced and reconstituted quarterly in March, June, September and December. The Rebalance Selection Date is as of the last business day of the previous calendar month (i.e., February, May, August and November, respectively).

Each Underlying ETP issues shares representing fractional undivided beneficial interests in its net assets. The assets of each Underlying ETP consist primarily of bitcoin held by a custodian on behalf of the Underlying ETP. The Underlying ETPs seek to reflect generally the performance of the price of bitcoin. Each Underlying ETP seeks to reflect such performance before payment of the Underlying ETP's expenses and liabilities. The shares of each Underlying ETP are backed by the assets of the respective Underlying ETP and are intended to constitute a simple means of making an investment similar to an investment in bitcoin rather than by acquiring, holding and trading bitcoin directly on a peer-to-peer or other basis or via a digital asset trading platform. See "The Underlying ETPs" for more information.

The returns an investor will receive from an investment in the Underlying ETF have characteristics that are distinct from many other investment vehicles, including the Underlying ETPs. It is important that you understand these characteristics before making an investment in the Underlying ETF.

The Underlying ETF may use OTC Options and FLEX Options and/or Listed Options (each such method/approach, as applicable, an "Options Portfolio"), U.S. Treasury securities with remaining maturities of one (1) year or less, if applicable, box spreads, cash, and cash equivalents to employ a "capital protected target outcome strategy". The Underlying ETFs may also utilize "box spreads" that consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts ("Box Spreads"). Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security, commodity or index. The pre-determined outcomes sought by the Underlying ETF, which include capital protection to absorb 100% of the negative price return (before total Underlying ETF operating fees and expenses) of Spot bitcoin (the "Capital Protection") and upside participation to a stated cap (before total Underlying ETF operating fees and expenses) (the "Cap"), are based on the price performance of Spot bitcoin over an Outcome Period. As noted above, each type of option or a combination of each such options are expected to be used by the Underlying ETF.

The outcomes the Underlying ETF seeks for investors that hold Underlying ETF Shares for an entire Outcome Period are as follows, though there can be no guarantee these results will be achieved:

•  If the price of Spot bitcoin appreciates over the Outcome Period, the options held by the Underlying ETF seek to provide upside participation tracking that of Spot bitcoin, up to a Cap that is determined at the start of the Outcome Period by taking the BRRNY price as of the first day of the Outcome Period.

•  If the price of Spot bitcoin decreases over the Outcome Period, the U.S. Treasury securities with remaining maturities of twelve months or less, box spreads, cash, cash equivalents, options held by the Underlying ETF (depending on which method/approach the Adviser employs) seek to provide protection against 100% of such losses (prior to taking into account total Underlying ETF operating fees and expenses).

The Underlying ETF does not seek to provide the capital protection described herein as of any time other than the end of the Outcome Period.

The Cap and Capital Protection will be further reduced by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Underlying ETF's management fee.

The Underlying ETF will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. On the first day of each new Outcome Period, the Underlying ETF determines a new cap rate for Spot bitcoin and resets by investing in a new set of options that are designed to provide returns in order to meet the new cap for the new Outcome Period. This means that the Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Capital Protection will remain the same for each Outcome Period. The Capital Protection and Cap, and the Underlying ETF's value relative to each, should be considered before investing in the Fund. The Underlying ETF is expected to be perpetually offered and not terminate after the current or any subsequent Outcome Period. Approximately one week prior to the end of an Outcome Period, the Underlying ETF's website will be updated to alert

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Additional Information About Investment Strategies and Related Risks

existing shareholders that the Outcome Period is approaching its conclusion and will disclose the anticipated Cap range for the next Outcome Period.

Upon conclusion of the Outcome Period, the Underlying ETF will receive the cash value of all the options and U.S. Treasury securities, if applicable, it held for that Outcome Period. It will then invest in a new series of options and U.S. Treasury securities, if applicable, with an expiration date, in the case of the options, and a maturity date in the case of the U.S. Treasury securities, if applicable, of approximately one (1) year in the future, and a new Outcome Period will begin. Each of the options value is ultimately derived from the performance of the Underlying ETPs share price during that time or, in the case of options that reference the Bitcoin Index, the performance of such index during that time. As the terms of the options do not generally change during an Outcome Period, the outcomes, including the Cap and Capital Protection discussed below, will be measured to the Underlying ETF's net asset value ("NAV") on the first day of the Outcome Period.

The stated Cap and Capital Protection may only be realized by investors in the Underlying ETF who continuously hold Underlying ETF Shares from the commencement of an Outcome Period until its conclusion. An investor who purchases Underlying ETF Shares other than on the first day of an Outcome Period and/or sells Underlying ETF Shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Underlying ETF for that Outcome Period. While the Cap and Capital Protection provide the intended outcomes only for investors that hold their Underlying ETF Shares throughout the complete term of the Outcome Period, an investor can expect the value of their Underlying ETF Shares to generally move in the same direction as the price of Spot bitcoin during the Outcome Period. If investors buy or sell on a date other than the start or end date of the Outcome Period, their returns will be different and they may incur losses in excess of the Capital Protection level (i.e., losses exceeding 0%) and they may not experience gains up to the Cap.

Each Underlying ETF's website, www.calamos.com, provides information relating to the possible outcomes for an investor of an investment in the Underlying ETF on a daily basis, if purchased on that date and held through the end of the Outcome Period, including the Underlying ETF's value relative to the Cap and Capital Protection. Before purchasing Underlying ETF Shares, an investor should visit the Underlying ETF's website to review this information and understand the possible outcomes of an investment in Underlying ETF Shares on a particular day and held through the end of the Outcome Period.

Each Underlying ETF's investment objective is not a fundamental policy, and therefore may be changed by the Board without shareholder approval.

Each Underlying ETF seeks to generate returns that track the price of Spot bitcoin, up to the Cap (discussed in detail below), while attempting to limit downside losses. The hypothetical illustrations provided below are designed to illustrate the outcomes that the Underlying ETF seeks to provide for investors who hold Underlying ETF Shares for the entirety of the Outcome Period.

Each Underlying ETF has adopted a non-fundamental operating policy that requires it, under normal circumstances, to invest at least 100% of its net assets (plus borrowings for investment purposes, if any) in investments that provide exposure to Spot bitcoin. As described herein, the investments that the Underlying ETF intends to utilize for its 100% investment policy may include OTC options and/or FLEX Options and/or Listed Options in one or more of the Underlying ETPs and/or Bitcoin Index. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. Although this requirement may be changed by the Board of Trustees without shareholder approval, the Underlying ETF will notify shareholders in writing at least 60 days prior to any change in its 100% policy.

Explanation of diagram — First Method/Approach:

The hypothetical examples set forth below do not represent the performance of an Underlying ETF and investors should not rely on the hypothetical examples shown below as an indication of the actual or future performance of the Underlying ETF. There is no guarantee that an Underlying ETF will be successful in its attempt to provide the target outcomes for an Outcome Period. The returns that an Underlying ETF seeks to provide do not include the costs associated with purchasing Underlying ETF Shares and certain expenses incurred by the Underlying ETF. In the payoff profile illustration, the dotted line represents the performance of one or more Underlying ETPs and/or Bitcoin Index, and the solid line represents the return profile gross of total

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Additional Information About Investment Strategies and Related Risks

Underlying ETF operating fees and expenses sought by the Underlying ETF in relation to the indicated performance of the Underlying ETPs and/or Bitcoin Index. The bar chart below represents the Underlying ETF's hypothetical intended return profile based upon the performance of the Underlying ETPs and/or Bitcoin Index. References to the Bitcoin Reference Asset in the charts below are intended to refer to the Underlying ETPs and/or Bitcoin Index. The portfolio of options utilized by the Adviser may consist of options on one or more of the Underlying ETPs and/or Bitcoin Index at the determination of the Adviser based on then current market factors.

Each Underlying ETF seeks to provide investment exposure to the price performance experienced by Spot bitcoin by investing in options referencing one or more Underlying ETPs and/or Bitcoin Index while seeking to limit losses against significant decreases in the price of one or more of the Underlying ETPs and/or Bitcoin Index through the Protection Layer, which consists of a combination of cash, cash equivalents, box spreads, and/or U.S. Treasury securities. The Adviser seeks to specifically select the strike price for each contract in the Underlying ETF's Options Portfolio such that if the options were exercised on the expiration date (the final day of the option term set at approximately one (1) year), the Underlying ETF's portfolio would experience the price return of Spot bitcoin subject to a maximum gain on the price performance of Spot bitcoin over the duration of the options contracts and would be protected from losses to the extent of the value of the Treasury Portfolio. The portfolio investment percentage is expected to vary among the portfolio investments in each Underlying ETF based on then-current market conditions.

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PORTFOLIO INVESTMENT	INVESTMENT TERMS	PORTFOLIO INVESTMENT PERCENTAGE	TARGET PORTFOLIO MATURITY
Some combination of cash, cash equivalents, box spreads, and/or U.S. Treasury securities	Multiple series of U.S. Treasury Bills supported by full faith and credit of U.S. government, cash, cash equivalents, and/or box spreads	Approximately 96% at the time of investment	12 months
Purchased call option contracts on Underlying ETPs and/or Bitcoin Index

"At-the-money" (i.e., strike price equal to the current bitcoin reference asset market price) call options at approximately 100% of the respective Underlying ETPs and/or Bitcoin Index price at the time of investment

		Approximately 21% at the time of investment	12 months
Sold call option contracts on Underlying ETPs and/or Bitcoin Index	"out-of-the-money" (i.e., strike price is more than the current bitcoin reference asset market price) options used to help Underlying ETF purchased call option contracts	Approximately -18% at the time of investment	12 months

The Fund will invest in the Underlying ETFs and their approximate investment percentage in treasuries and options will differ. As such, the percentages in the chart above are for illustrative purposes only. Please refer to the filings of the Underlying ETFs for exact percentages.

1.  Calamos Bitcoin Structured Alt Protection ETF® — Bitcoin Reference Price: The dotted grey line represents the Bitcoin reference price. The price at the origin of the axes represents the Bitcoin reference price at the beginning of the subject current Outcome Period.

2.  Calamos Bitcoin Structured Alt Protection ETF® — Capital Protection Layer: The grey line represents the Capital Protection Layer. The Underlying ETF purchases some combination of multiple series of U.S. Treasury securities with weighted average maturities of approximately twelve (12) months or less, cash, cash equivalents, and/or box spreads to provide the protection level. In the event that the price of Spot bitcoin, and correspondingly the Underlying ETPs and/or Bitcoin Index decrease in value over the duration of the option contracts to a price that is lower than the strike price of the option contract, the Underlying ETF's options positions would not be exercised and the Underlying ETF's value would be comprised primarily of the U.S. Treasury securities, cash, cash equivalents, and/or box spreads. The U.S. Treasury securities held by the Underlying ETF are intended to provide the downside protection against decreases in the price of Spot bitcoin and, correspondingly, the Underlying ETPs and/or Bitcoin Index. There is no guarantee that the portion of the Underlying ETF's portfolio consisting of U.S. Treasury securities, box spreads, cash, and cash equivalents will retain sufficient value to provide the level of portfolio protection sought by the Underlying ETF. The value of the Underlying ETF's holdings in U.S. Treasury securities may increase (providing a higher protection level and therefore more protection to shareholders) or decrease (providing a lower protection level and therefore less protection to shareholders).

3.  Calamos Bitcoin Structured Alt Protection ETF® — Capped Upside Layer (the "Cap"): The black line represents the capped upside layer — The Underlying ETF simultaneously enters into long at-the-money call options related to one or more of the Underlying ETPs and/or Bitcoin Index, and a short out-of-the money call option (to help offset the cost of the long call Options), which allows the Underlying ETF's participation in the upside price movement of Spot bitcoin, and correspondingly, the Underlying ETPs and/or Bitcoin Index, to a specific cap rate. The Underlying ETF's sold options effectively set an upper limit on the Underlying ETF's possible performance relative to the Underlying ETPs and/or Bitcoin Index by selling the Underlying ETF's ability to participate in increases in the share price of each of the Underlying ETPs and/or Bitcoin Index beyond the strike price of the sold call options over the duration of the Outcome Period and setting a limit on the Underlying ETPs and/or Bitcoin Index price performance gains for the duration of the Outcome Period. The strike price for the sold call options is dependent upon prevailing market conditions at the times the Underlying ETF originally enters into the options contracts. There can be no guarantee that the Options Portfolio, Underlying ETPs and/or Bitcoin Index will perform as expected.

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The Underlying ETF's adviser intends to substitute FLEX Options and/or Listed Options for all OTC Options for purposes of the Capped Upside Layer (Cap) described above.

While the Adviser will seek to invest the Underlying ETF's portfolio in OTC options and FLEX Options and/or Listed Options and some combination of cash, cash equivalents, box spreads, and/or U.S. Treasury securities, each with 12 months expiration in the case of options, or 12 months or less maturities in the case of U.S. Treasury securities, these expiration and maturity dates may not be precisely 12 months as a result of market conditions at the time of purchase. In addition, the percentage of the Underlying ETF's net assets allocated to (i) the cash, cash equivalents, box spreads, and/or U.S. Treasury securities at the time of purchase compared to the percentage allocated to (ii) the OTC Options and, when and if available, FLEX Options and/or Listed Options that are established to reference the Underlying ETPs and/or Bitcoin Index at the time of purchase may be greater than or less than the sought-after allocation due to market conditions at the time of executing the Underlying ETF's OTC Options and FLEX Options and/or Listed Options, and the allocation may change due to market conditions over the Outcome Period.

The Chart below represents the Capped upside as a dotted line and the solid line shows the Underlying ETF's gross return not falling to less than zero based on the capital protection strategy.

Explanation of diagram — Second Method/Approach:

The hypothetical examples set forth below do not represent the performance of the Underlying ETF and investors should not rely on the hypothetical examples shown below as an indication of the actual or future performance of the Underlying ETF. There is no guarantee that the Underlying ETF will be successful in its attempt to provide the target outcomes for an Outcome Period. The returns that the Underlying ETF seeks to provide do not include the costs associated with purchasing Underlying ETF Shares and certain expenses incurred by the Underlying ETF. In the payoff profile illustration, the dotted line represents the performance of one or more Underlying ETPs and/or Bitcoin Index, and the solid line represents the return profile gross of total Underlying ETF operating fees and expenses sought by the Underlying ETF in relation to the indicated performance of the Underlying ETPs and/or Bitcoin Index. The bar chart below represents the Underlying ETF's hypothetical intended return profile based upon the performance of the Underlying ETPs and/or Bitcoin Index. References to the Bitcoin Reference Asset in the charts below are intended to refer to the Underlying ETPs and/or Bitcoin Index. The portfolio of options utilized by the Adviser for the Underlying ETF may consist of options on one or more of the Underlying ETPs and/or Bitcoin Index at the determination of the Adviser based on then current market factors.

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Each Underlying ETF seeks to provide investment exposure to the price performance experienced by Spot bitcoin by investing in options referencing one or more Underlying ETPs and/or Bitcoin Index while seeking to limit losses against significant decreases in the price of one or more of the Underlying ETPs and/or Bitcoin Index through the protection layer provided by an at-the-money put option on the Underlying ETPs and/or Bitcoin Index. The Adviser seeks to specifically select the strike price for each contract in the Options Portfolio such that if the options were exercised on the expiration date (the final day of the option term set at approximately one (1) year), the Underlying ETF's portfolio would experience the price return of Spot bitcoin subject to a maximum gain on the price performance of Spot bitcoin over the duration of the options contracts and would seek to be protected from losses to the extent of the value of the at-the-money put option. The portfolio investment percentage is expected to vary among the portfolio investments in each Underlying ETF based on then-current market conditions.

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PORTFOLIO INVESTMENT	INVESTMENT TERMS	PORTFOLIO INVESTMENT PERCENTAGE	TARGET PORTFOLIO MATURITY
Purchased deep in-the-money call option contracts on Underlying ETPs and/or Bitcoin Index

Involves purchasing a near zero-strike (i.e., deep in-the-money) call on the reference asset, at a pre-determined strike to provide approximately full participation to the price return of the underlying reference asset. In other words, the approximately full participation provided by this layer provides potential gains and losses that are tantamount to that of owning the underlying reference asset outright.

		Approximately 99-100% at the time of investment	12 months
Purchased at-the-money put option contracts on Underlying ETPs and/or Bitcoin Index

Involves purchasing an at-the-money put option, which produces protection equal to 100% of losses (before total Underlying ETF operating fees and expenses) of the price return of the reference asset, over the Outcome Period.

		Approximately 17% at the time of investment	12 months
Sold out-of-the-money call option contracts on Underlying ETPs and/or Bitcoin Index

Involves selling an out-of-the-money call, thereby creating the upside cap. The strike price at which the call is sold is determined so that the combined net options purchase price is approximately equal to the underlying asset's current value. The cost of this layer is a credit equal to the price that would make the total package "no-cost" or fully financed.

		Approximately -17% at the time of investment	12 months

The Fund will invest in the Underlying ETFs and their approximate investment percentage in various types of options contracts will differ. As such, the percentages in the chart above are for illustrative purposes only. Please refer to the filings of the Underlying ETFs for exact percentages.

1.  Calamos Bitcoin Structured Alt Protection ETF® — Participation Layer: The dotted grey line represents the first layer, which involves purchasing a near zero-strike (i.e., deep in-the-money) call on the reference asset, at a pre-determined strike to provide approximately full participation to the price return of the underlying reference asset. In other words, the full price participation provided by this layer provides potential gains and losses that are tantamount to that of owning the underlying reference asset outright.

2.  Calamos Bitcoin Structured Alt Protection ETF® — Capital Protection Layer: The solid grey line represents the second layer, which involves purchasing an at-the-money put option, which produces protection equal to 100% of losses (before total Underlying ETF operating fees and expenses) of the price return of the reference asset, over the Outcome Period.

3.  Calamos Bitcoin Structured Alt Protection ETF® — Capped Upside Layer (the "Cap"): The solid black line illustrates the final layer, which involves selling an out-of-the-money call, thereby creating the upside cap. The strike price at which the call is sold is determined so that the combined net options purchase price is approximately equal to the underlying asset's current value. The cost of this layer is a credit equal to the price that would make the total package "no-cost" or fully financed. There can be no guarantee that the Options Portfolio, Underlying ETPs and/or Bitcoin Index will perform as expected.

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The Chart below represents the Capped upside as a dotted line and the solid line shows the Underlying ETF's gross return not falling to less than the Floor percentage based on the capital protection strategy.

Each Underlying ETF is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act").

Capital Protection and Cap — First Method/Approach

Each Underlying ETF seeks to provide capital protection to absorb 100% of the negative price return (before total Underlying ETF operating fees and expenses) of the price of Spot bitcoin at the end of each Outcome Period as measured by the BRRNY.

Each Underlying ETF purchases multiple series of U.S. Treasury securities with weighted average maturities of approximately twelve (12) months or less to provide the protection level. In the event that the price of Spot bitcoin, and correspondingly the Underlying ETPs and/or Bitcoin Index decrease in value over the duration of the option contracts to a price that is lower than the strike price of the option contract, the Underlying ETF's options positions would not be exercised and the Underlying ETF's value would be comprised primarily of the U.S. Treasury securities, box spreads, cash, and/or cash equivalents. The U.S. Treasury securities, box spreads, cash, and/or cash equivalents held by the Underlying ETF are intended to provide the downside protection against decreases in the price of Spot bitcoin.

The Capital Protection level will be further reduced by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Underlying ETF's management fee. If the Underlying ETF is required to increase its holdings of cash during the Outcome Period to pay total Underlying ETF operating fees and expenses incurred by the Underlying ETF, the Capital Protection level may be further reduced. The Underlying ETF does not seek to provide capital protection against 100% of the negative price return (before total Underlying ETF operating fees and expenses) of Spot bitcoin as of any time other than the end of the Outcome Period.

During the Outcome Period, there may be periods of significant disparity between the Underlying ETF's NAV and the BRRNY's price performance. As the BRRNY's prices and the Underlying ETF's NAV change over the Outcome Period, an investor acquiring Underlying ETF Shares after the start of the Outcome Period will likely have a different return potential than an investor who purchased Underlying ETF Shares at the start of the Outcome Period. This is because while the Cap and Capital Protection for the Outcome Period are fixed levels that are calculated in relation to the BRRNY price and the Underlying ETF's NAV at the start of an Outcome Period and remain constant throughout the Outcome Period, an investor purchasing Underlying ETF Shares at market value during the Outcome Period likely purchased Underlying ETF Shares at a price that is different from the Underlying ETF's NAV at the start of the Outcome Period (i.e., the NAV that the Cap and Capital Protection reference). For example, if an

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investor purchases Underlying ETF Shares during an Outcome Period at a time when the Underlying ETF has increased in value from the value of the Underlying ETF on the first day of the Outcome Period (the "Initial Underlying ETF Value"), that investor's Cap will essentially be decreased by the amount of the BRRNY's value, and the capital protection will not set in until the Underlying ETF's NAV returns to its Initial Underlying ETF Value (i.e., a shareholder must experience losses prior to gaining the protection offered by the Underlying ETF's Capital Protection because the Underlying ETF must first decrease in value to its Initial Underlying ETF Value for the Outcome Period before subsequent losses will be protected by the Capital Protection). Conversely, if an investor purchases Underlying ETF Shares during an Outcome Period at a time when the BRRNY's price has decreased in value, the Underlying ETF's NAV may dip below the Initial Underlying ETF Value. However, in this scenario, that investor's potential gain could be larger than the Underlying ETF's Cap for the Outcome Period because the investor may experience the full gain if the Underlying ETF recovers the value it has lost from the first day of the Outcome Period through the date the investor purchased its Underlying ETF Shares plus any additional gains between the Initial Underlying ETF Value and the Cap. There is no guarantee that the Underlying ETF will recover such value or experience such gains. The Cap and Capital Protection relative to the Initial Underlying ETF Value, however, will not change over the Outcome Period.

While the Underlying ETF seeks to provide 100% protection against the negative price return of Spot bitcoin (before total Underlying ETF operating fees and expenses) for shareholders who hold Underlying ETF Shares for an entire Outcome Period, there is no guarantee it will successfully do so. If the Underlying ETF's NAV has increased significantly, a shareholder that purchases Underlying ETF Shares after the first day of an Outcome Period could lose their entire investment. An investment in the Underlying ETF is only appropriate for shareholders willing to bear those losses. There is no guarantee the Capital Protection and Cap will be successful and a shareholder investing at the beginning of an Outcome Period could also lose their entire investment.

The returns of the Underlying ETF are subject to a Cap for each Outcome Period, determined by taking the Spot bitcoin price as of the first day of the Outcome Period, calculated (before total Underlying ETF operating fees and expenses) at the beginning of each Outcome Period. Unlike other investment products, the potential returns an investor can receive from the Underlying ETF are subject to a pre-determined upside return Cap that represents the maximum percentage return an investor can achieve from an investment in the Underlying ETF for an entire Outcome Period. If Spot bitcoin experiences any percentage gains over the amount of the Cap, Underlying ETF shareholders will not experience those gains. Therefore, regardless of the price of Spot bitcoin, the Cap (net of total Underlying ETF operating fees and expenses) is the maximum return an investor can achieve from an investment in the Underlying ETF for that Outcome Period. The Cap is set on the first day of each Outcome Period. The Cap is provided prior to taking into account annual Underlying ETF management fees of 0.69% of the Underlying ETF's daily net assets, brokerage commissions, trading fees, taxes and any extraordinary expenses (such as unexpected litigation) incurred by the Underlying ETF. The pre-determined Cap applicable to an Outcome Period will vary based on prevailing market conditions at the time that the Cap is set, including interest rate levels, spot bitcoin and the BRRNY volatility, and, by way of example, the relationship of long and short calls on the OTC options and FLEX Options and/or Listed Options.

The Cap level is a result of the design of the Underlying ETF's principal investment strategy. To provide the Capital Protected Target Outcome, the Underlying ETF will engage in investment strategies to hold some combination of U.S. Treasury securities, box spreads, cash, and cash equivalents, and purchase and sell a series of options on or around the last business day of the month prior to the beginning of an Outcome Period. The Underlying ETF's purchased call options are intended to provide the Underlying ETF exposure to the price return of Spot bitcoin through the Underlying ETPs and/or Bitcoin Index (gains and losses) starting at 100% of the BRRNY. The Options Portfolio, through these purchased call options, seeks to provide investment returns that track the performance of Spot bitcoin. As the purchaser of these derivative positions, the Underlying ETF is obligated to pay, in the case of options, a premium to the seller of those options in addition to paying other specified transaction costs. The Underlying ETF also sells call options to help pay the premium of the purchased call options that allow the Underlying ETF's participation in the Underlying ETPs and/or Bitcoin Index price performance. The Underlying ETF's sold call options effectively sell the Underlying ETF's ability to participate in increases in the share price of the Underlying ETPs and/or Bitcoin Index beyond the strike price of the sold call options over the duration of the Options Portfolio and sets an upper limit (the Cap) on the Underlying ETPs and/or Bitcoin Index price performance gains for the duration of the options contracts (the Target Outcome Period). The strike price for the sold call options (i.e., the Cap) is dependent upon prevailing market conditions

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at the times the Underlying ETF originally enters into the call options contracts. The Cap, and the Underlying ETF's value relative to it on any given day, should be considered before investing in the Underlying ETF. If an investor purchases Underlying ETF Shares during an Outcome Period, and the Underlying ETF has already increased in value above its Initial Underlying ETF Value for that Outcome Period to a level near the Cap, an investor purchasing Underlying ETF Shares will have limited to no gain potential for the remainder of the Outcome Period (because the investor's potential gain will be limited to the difference between the Underlying ETF's NAV on the date the investor purchased the Underlying ETF Shares and the Cap). However, the investor will remain vulnerable to significant downside risk because the investor will bear the losses between the price at which it purchased its Underlying ETF Shares and the Initial Underlying ETF Value for the Outcome Period before subsequent losses will be protected by the Capital Protection. If an investor buys Underlying ETF Shares when the price exceeds the Cap, an investor selling their shares at the end of the Outcome Period will not experience any gain regardless of the price return of Spot bitcoin. There is no guarantee that the Underlying ETF will be successful in providing these investment outcomes for any Outcome Period, and an investor may experience returns on the Underlying ETF significantly below the Cap.

In periods of extreme market volatility or during market disruption events, the Underlying ETF's ability to offset investor losses through the use of derivative transactions and U.S. Treasury securities, box spreads, cash, and/or cash equivalants to achieve the stated Capital Protection, or provide a return up to the stated upside Cap may be impaired, resulting in an upside limit significantly below the Cap and downside protection significantly lower than full capital protection (i.e., losses greater than 0%), because the Underlying ETF may not be able to trade or exercise existing options or may not receive timely payment from its counterparties. In addition, while the Adviser will target a U.S. Treasury securities, box spreads, cash, and/or cash equivalents portfolio value as a percentage of the Underlying ETF's net assets at the time of entering into the options, the value of the Treasury Portfolio and any box spreads, cash, cash equivalents will also increase and decrease due to market conditions over the Outcome Period. An investor may lose their entire investment and an investment in the Underlying ETF is only appropriate for investors willing to bear those losses.

For each Outcome Period, in addition to any investment in options comprising the box spread, the Underlying ETF will invest in both purchased and written call options OTC Options, purchased and written call FLEX Options, and purchased put FLEX Options and/or Listed Options that reference the Underlying ETPs and/or Bitcoin Index. Because the value of the Underlying ETF is based on options that reference the Underlying ETPs and/or Bitcoin Index and not the Underlying ETPs and/or Bitcoin Index directly, variations in the value of such derivative positions impact the correlation between the Underlying ETF's NAV and the price of the Underlying ETPs and/or Bitcoin Index. As noted above, each type of option or a combination of each such options are expected to be used by the Underlying ETF.

The BRRNY is calculated by CF Benchmarks Ltd. ("CF Benchmarks") based on an aggregation of executed trade flow of major bitcoin spot exchanges. BRRNY is designed to reflect the performance of bitcoin in U.S. dollars and currently uses substantially the same methodology as the CME CF Bitcoin Reference Rate ("BRR"), including utilizing the same six bitcoin exchanges, which is the underlying rate to determine settlement of CME bitcoin futures contracts, except that BRRNY is calculated as of 4:00 p.m. Eastern time ("ET"), whereas the BRR is calculated as of 4:00 p.m. London time.

BRRNY was developed by CF Benchmarks and has a limited performance history. Although BRRNY is based on materially the same methodology (except calculation time) as the BRR, which was first introduced in November 2016, BRRNY itself has only been in operation since February 2022, and it has only featured its current roster of Constituent Exchanges since May 2022. A longer history of actual performance through various economic and market conditions would provide greater and more reliable information for an investor to assess BRRNY's performance. CF Benchmarks has substantial discretion at any time to change the methodology used to calculate BRRNY, including the spot markets that contribute prices to the Trust's NAV. CF Benchmarks does not have any obligation to take the needs of the Trust, the Trust's Shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating BRRNY will appropriately track the price of bitcoin in the future.

Many of the digital asset trading venues that facilitate the buying and selling of bitcoin and other digital assets and that are used by BRRNY refer to themselves as "exchanges," but they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors,

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including the lack of liquidity in the markets and government regulation and intervention. These circumstances could affect the price of bitcoin used in Index calculations and, therefore, could adversely affect the bitcoin price as reflected by BRRNY.

BRRNY is based on various inputs which include price data from various third-party bitcoin spot markets. CF Benchmarks does not guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source.

Capital Protection and Cap — Second Method/Approach

Under the Second Method/Approach, the Underlying ETF seeks to provide capital protection to absorb 100% of the negative price return (before total Underlying ETF operating fees and expenses) of the price of Spot bitcoin at the end of each Outcome Period as measured by the BRRNY. The Capital Protection level will be further reduced by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Underlying ETF's management fee. If the Underlying ETF is required to increase its holdings of cash during the Outcome Period to pay total Underlying ETF operating fees and expenses incurred by the Underlying ETF, the Capital Protection level may be further reduced. The Underlying ETF does not seek to provide the capital protection against 100% of the negative price return (before total Underlying ETF operating fees and expenses) of Spot bitcoin as of any time other than the end of the Outcome Period.

During the Outcome Period, there may be periods of significant disparity between the Underlying ETF's NAV and the reference asset(s)' price performance. As the Underlying ETP price and/or Bitcoin Index price and the Underlying ETF's NAV change over the Outcome Period, an investor acquiring Underlying ETF Shares after the start of the Outcome Period will likely have a different return potential than an investor who purchased Underlying ETF Shares at the start of the Outcome Period. This is because while the Cap and Capital Protection for the Outcome Period are fixed levels that are calculated in relation to the BRRNY price and the Underlying ETF's NAV at the start of an Outcome Period and remain constant throughout the Outcome Period, an investor purchasing Underlying ETF Shares at market value during the Outcome Period likely purchased Underlying ETF Shares at a price that is different from the Underlying ETF's NAV at the start of the Outcome Period (i.e., the NAV that the Cap and Capital Protection reference). For example, if an investor purchases Underlying ETF Shares during an Outcome Period at a time when the Underlying ETF has increased in value from the value of the Underlying ETF on the first day of the Outcome Period (the "Initial Underlying ETF Value"), that investor's Cap will essentially be decreased by the amount of the increase in the Underlying ETPs and/or Bitcoin Index value, and the capital protection will not set in until the Underlying ETF's NAV returns to its Initial Underlying ETF Value (i.e., a shareholder must experience losses prior to gaining the protection offered by the Underlying ETF's Capital Protection because the Underlying ETF must first decrease in value to its Initial Underlying ETF Value for the Outcome Period before subsequent losses will be protected by the Capital Protection). Conversely, if an investor purchases Underlying ETF Shares during an Outcome Period at a time when the Underlying ETPs and/or Bitcoin Index has decreased in value, the Underlying ETF's NAV may dip below the Initial Underlying ETF Value. However, in this scenario, that investor's potential gain could be larger than the Underlying ETF's Cap for the Outcome Period because the investor may experience the full gain if the Underlying ETF recovers the value it has lost from the first day of the Outcome Period through the date the investor purchased its Underlying ETF Shares plus any additional gains between the Initial Underlying ETF Value and the Cap. There is no guarantee that the Underlying ETF will recover such value or experience such gains. The Cap and capital protection relative to the Initial Underlying ETF Value, however, will not change over the Outcome Period.

While the Underlying ETF seeks to provide 100% protection against the negative price return of Spot bitcoin (before total Underlying ETF operating fees and expenses) for shareholders who hold Underlying ETF Shares for an entire Outcome Period, there is no guarantee it will successfully do so. If the Underlying ETF's NAV has increased significantly, a shareholder that purchases Underlying ETF Shares after the first day of an Outcome Period could lose their entire investment. An investment in the Underlying ETF is only appropriate for shareholders willing to bear those losses. There is no guarantee the capital protection and cap will be successful and a shareholder investing at the beginning of an Outcome Period could also lose their entire investment.

The returns of the Underlying ETF are subject to a cap for each Outcome Period, calculated (before total Underlying ETF operating fees and expenses) at the beginning of each Outcome Period. Unlike other investment products, the potential returns an investor can receive from the Underlying ETF are subject to a pre-determined upside return Cap that represents the

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maximum percentage return an investor can achieve from an investment in the Underlying ETF for an entire Outcome Period. If the Underlying ETPs and/or Bitcoin Index experience any percentage gains over the amount of the Cap, Underlying ETF shareholders will not experience those gains. Therefore, regardless of the price return of the Underlying ETPs and/or Bitcoin Index, the Cap (net of total Underlying ETF operating fees and expenses) is the maximum return an investor can achieve from an investment in the Underlying ETF for that Outcome Period. The Cap is set on the first day of each Outcome Period. The Cap is provided prior to taking into account annual Underlying ETF management fees of 0.69% of the Underlying ETF's daily net assets, brokerage commissions, trading fees, taxes and any extraordinary expenses (such as unexpected litigation) incurred by the Underlying ETF. The pre-determined Cap applicable to an Outcome Period will vary based on prevailing market conditions at the time that the Cap is set, including interest rate levels, Underlying ETPs and/or Bitcoin Index volatility, and the relationship of puts and calls on the FLEX Options.

The Cap level is a result of the design of the Underlying ETF's principal investment strategy. To provide the Capital Protected Target Outcome, the Underlying ETF purchases and sells a series of put and call FLEX Options on or around the last business day of the month prior to the beginning of an Outcome Period. As the purchaser of these FLEX Options, the Underlying ETF is obligated to pay a premium to the seller of those FLEX Options. The Adviser will calculate the amount of premiums that the Underlying ETF will owe on the put options acquired to provide the Capital Protection and will then sell call FLEX Options with terms that entitle the Underlying ETF to receive premiums such that the net amount of premiums paid per unit of the Underlying ETPs and/or Bitcoin Index is approximately equal to the price per unit of shares of the Underlying ETPs and/or Bitcoin Index. The Cap is the strike price of those FLEX Options the Underlying ETF is selling. The Cap, and the Underlying ETF's value relative to it on any given day, should be considered before investing in the Underlying ETF. If an investor purchases Underlying ETF Shares during an Outcome Period, and the Underlying ETF has already increased in value above its Initial Underlying ETF Value for that Outcome Period to a level near the Cap, an investor purchasing Underlying ETF Shares will have limited to no gain potential for the remainder of the Outcome Period (because the investor's potential gain will be limited to the difference between the Underlying ETF's NAV on the date the investor purchased the Underlying ETF Shares and the Cap). However, the investor will remain vulnerable to significant downside risk because the investor will bear the losses between the price at which it purchased its Underlying ETF Shares and the Initial Underlying ETF Value for the Outcome Period before subsequent losses will be protected by the Capital Protection. If an investor buys Underlying ETF Shares when the price exceeds the Cap, an investor selling their shares at the end of the Outcome Period will not experience any gain regardless of the price return of the Underlying ETPs and/or Bitcoin Index.

There is no guarantee that the Underlying ETF will be successful in providing these investment outcomes for any Outcome Period, and an investor may experience returns on the Underlying ETF significantly below the Cap.

In periods of extreme market volatility or during market disruption events, the Underlying ETF's ability to offset investor losses through the use of the FLEX Options to achieve the stated Capital Protection, or provide a return up to the stated upside Cap may be impaired, resulting in an upside limit significantly below the Cap and downside protection significantly lower than full capital protection (i.e., losses greater than 0%), because the Underlying ETF may not be able to trade or exercise existing FLEX Options, or may not receive timely payment from its counterparties. An investor may lose their entire investment and an investment in the Underlying ETF is only appropriate for investors willing to bear those losses.

For each Outcome Period, the Underlying ETF will seek to invest in both purchased and written call FLEX Options and/or Listed Options and purchased put FLEX Options and/or Listed Options that reference one or more Underlying ETPs and/or Bitcoin Index. Because the value of the Underlying ETF is based on FLEX Options and/or Listed Options that reference the Underlying ETPs and/or Bitcoin Index and not the Underlying ETPs and/or Bitcoin Index directly, variations in the value of the FLEX Options and/or Listed Options impact the correlation between the Underlying ETF's NAV and the price of the Underlying ETPs and/or Bitcoin Index.

General Information about OTC Options

Over-the-counter (OTC) Options are purchased from or sold to sellers or purchasers ("Counterparties") through direct bilateral agreements with the Counterparties. In contrast to exchange listed options, which generally have standardized terms and

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performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, length of option contract, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with each Underlying ETF or fails to make a cash settlement payment due in accordance with the terms of that option, the Underlying ETF will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by a Underlying ETF, and portfolio securities "covering" the amount of an Underlying ETF's obligation pursuant to an OTC Option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is "in the money") are illiquid, and are subject to a Underlying ETF's limitation on investing no more than 15% of its net assets in illiquid securities.

The OTC Options that the Underlying ETF will hold that reference the Underlying ETPs will give the Underlying ETF the right or the obligation to either receive or deliver shares of the Underlying ETPs, or the right or the obligation to either receive or deliver a cash payment on the option expiration date based upon the difference between the Underlying ETPs' value and a strike price, depending on whether the Underlying ETF purchases or sells the option. The Underlying ETF expects to enter into European style options, which are exercisable at the strike price only on the OTC Option expiration date. From time to time, the Underlying ETF may enter into American style options, which are exercisable at any time during the life of the option. The Underlying ETF will generally, under normal conditions, hold OTC Options for each Outcome Period. The Underlying ETF will purchase call options (giving the Underlying ETF the right to receive shares of the Underlying ETPs or a cash payment), while simultaneously selling (i.e., writing) call options (giving the Underlying ETF the obligation to deliver shares of the Underlying ETPs or a cash payment). With respect to box spreads, the Underlying ETF will purchase call options (giving the Underlying ETF the right to receive shares of the box spread reference asset (SPX or SPY) or a cash payment), put options (giving the Underlying ETF the right to deliver shares of SPX or SPY or a cash payment), and may sell (i.e., write) call options (giving the Underlying ETF the obligation to deliver shares of SPX or SPY or a cash payment) and put options (giving the Underlying ETF the obligation to receive shares of SPX or SPY or a cash payment) in instances where it is deemed necessary or desirable to construct the Box Spread. In instances where the purchased call and/or put options are substantially in-the-money and the synthetic long and short positions comprising the Box Spread can effectively be constructed without writing call or put options, the Underlying ETF may elect not to write call or put options. The Underlying ETF intends to structure the OTC Options so that any amount owed by the Underlying ETF on the written OTC Options will be covered by payouts at expiration from the purchased OTC Options. As a result, the Underlying ETF expects the OTC Options to be fully covered and no additional collateral will be necessary during the life of the Underlying ETF. The Underlying ETF receives premiums in exchange for the written OTC Options and pays premiums in exchange for the purchased OTC Options. Each of the OTC Options purchased and sold throughout the Outcome Period will have the same terms, such as strike price and expiration date, as the OTC Options purchased and sold on the first day of the Outcome Period. On the OTC Options expiration date, the Underlying ETF intends to sell the OTC Options prior to their expiration or cash-settle the OTC Options and use the resulting proceeds to purchase new OTC Options for the next Outcome Period.

General Information about FLEX Options and Listed Options

As noted above, each type of option or a combination of each such options are expected to be used by each Underlying ETF in place of OTC Options.

FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the OCC. The OCC guarantees performance by each of the counterparties to the FLEX Options and/or Listed Options, becoming the "buyer for every seller and the seller for every buyer," with the goal of protecting clearing members and options traders from counterparty risk. The OCC may make adjustments to FLEX Options and/or Listed Options for certain significant events. Although guaranteed for settlement by the OCC, FLEX Options and Listed Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options and/or Listed Options due to bankruptcy or other adverse reasons. The FLEX Options and/or Listed Options that each Underlying ETF will hold that reference one or more

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Underlying ETPs will give the Underlying ETF the right or the obligation to either receive or deliver shares of the applicable Underlying ETP, or the right or the obligation to either receive or deliver a cash payment on the option expiration date based upon the difference between the Underlying ETP's value and a strike price, depending on whether the Underlying ETF purchases or sells the option. The FLEX Options and/or Listed Options held by the Underlying ETF primarily are generally expected to be European style options, which are exercisable at the strike price only on the FLEX Option or Listed Option expiration date. The Underlying ETF will generally, under normal conditions, hold FLEX Options and/or Listed Options for each Outcome Period. The Underlying ETF will purchase call options (giving the Underlying ETF the right to receive shares of the Underlying ETP or a cash payment), while simultaneously selling (i.e., writing) call options (giving the Underlying ETF the obligation to deliver shares of the Underlying ETP or a cash payment). With respect to box spreads, the Underlying ETF will purchase call options (giving the Underlying ETF the right to receive shares of the box spread reference asset (SPX or SPY) or a cash payment), put options (giving the Underlying ETF the right to deliver shares of SPX or SPY or a cash payment), and may sell (i.e., write) call options (giving the Underlying ETF the obligation to deliver shares of SPX or SPY or a cash payment) and put options (giving the Underlying ETF the obligation to receive shares of SPX or SPY or a cash payment) in instances where it is deemed necessary or desirable to construct the Box Spread. In instances where the purchased call and/or put options are substantially in-the-money and the synthetic long and short positions comprising the Box Spread can effectively be constructed without writing call or put options, the Underlying ETF may elect not to write call or put options. The Underlying ETF intends to the extent permitted to structure the FLEX Options and/or Listed Options so that any amount owed by the Underlying ETF on the written FLEX Options and/or Listed Options will be covered by payouts at expiration from the purchased FLEX Options and/or Listed Options. The Underlying ETF receives premiums in exchange for the written FLEX Options and/or Listed Options and pays premiums in exchange for the purchased FLEX Options and/or Listed Options. The OCC and securities exchanges on which the FLEX Options and/or Listed Options are listed do not charge ongoing fees to writers or purchasers of the FLEX Options and/or Listed Options during their life for continuing to hold the option contracts but may charge transaction fees. Each of the FLEX Options and/or Listed Options purchased and sold throughout the Outcome Period will have many of the same terms, such as strike price and expiration date, as the FLEX Options and/or Listed Options purchased and sold on the first day of the Outcome Period. On the FLEX Options or Listed Options expiration date, the Underlying ETF intends to sell the FLEX Options or Listed Options prior to their expiration or cash-settle the FLEX Options or Listed Options and use the resulting proceeds to purchase new FLEX Options or Listed Options for the next Outcome Period.

General information about Box Spreads

A Box Spread is an offsetting set of options, which may include Flexible Exchange Options ("FLEX Options"). Box Spreads consists of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The reference asset in the context of box spreads is likely the SPY or SPX, whereas options utilized for reasons other than Box Spreads are ones that reference the price performance one or more of Underlying ETPs which own bitcoin and/or options that reference one or more Bitcoin Indexes. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long position. The difference between the strike prices of the synthetic long position and the synthetic short position determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options' reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options' reference assets. The Underlying ETFs may purchase Box Spreads on various indices or securities based on risk and return considerations.

The Underlying ETPs

iShares Bitcoin ETF (IBIT) Description

IBIT or "the iShares Bitcoin Trust ETF" for purposes of this section is an exchange-traded investment vehicle that seeks to reflect generally the performance of the price of bitcoin, before payment of the iShares Bitcoin Trust ETF's expenses and liabilities. iShares Delaware Trust Sponsor LLC serves as the iShares Bitcoin Trust ETF's sponsor. You can find the iShares Bitcoin Trust ETF's

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prospectus and other information, including the most recent reports to shareholders, online at https://www.ishares.com/us/products/333011/ishares-bitcoin-trust-etf.

The summary information below regarding the iShares Bitcoin Trust ETF comes from its filings with the SEC. You are urged to refer to the SEC filings made by the iShares Bitcoin Trust ETF and to other publicly available information to obtain an understanding of the iShares Bitcoin Trust ETF's business and financial prospects. The following description of the iShares Bitcoin Trust ETF's principal investment strategies was taken directly from the iShares Bitcoin Trust ETF's prospectus, dated July 31, 2025 ("IBIT" refers to the iShares Bitcoin Trust ETF; other defined terms have been modified).

IBIT seeks to achieve its investment objective by holding bitcoin, with the value of the iShares Bitcoin Trust ETF's bitcoin holdings intended to reflect the price performance of bitcoin as measured by the CF Benchmarks Index. The iShares Bitcoin Trust ETF values its bitcoin holdings based on the CF Benchmarks Index, which is calculated based on the bitcoin trading activity on several major bitcoin trading platforms (the "Constituent Platforms"). To maintain accurate pricing, the CF Benchmarks Index aggregates the trade flow of the Constituent Platforms during an observation window between 3:00 p.m. and 4:00 p.m. ET into the U.S. dollar price of one bitcoin at 4:00 p.m. ET.

The iShares Bitcoin Trust ETF is not actively managed and will not seek to sell bitcoin at times when its price is high or acquire bitcoin when its price is low. The iShares Bitcoin Trust ETF does not use leverage, derivatives or any similar arrangements in seeking to meet its investment objective.

The assets of the iShares Bitcoin Trust ETF consist primarily of bitcoin held by a custodian on behalf of the iShares Bitcoin Trust ETF. The Bitcoin Custodian keeps custody of all of the iShares Bitcoin Trust ETF's bitcoin, other than that which is maintained in a Trading Balance with the Prime Execution Agent, in accounts that are required to be segregated from the assets held by the Bitcoin Custodian as principal and the assets of its other customers (the "Vault Balance"). The Bitcoin Custodian keeps all of the private keys associated with the iShares Bitcoin Trust ETF's bitcoin held by the Bitcoin Custodian in the Vault Balance in "cold storage", which refers to a safeguarding method by which the private keys corresponding to the iShares Bitcoin Trust ETF's bitcoins are generated and stored in an offline manner using computers or devices that are not connected to the Internet, which is intended to make them more resistant to hacking.

The iShares Bitcoin Trust ETF issues and redeems Shares only in blocks of 40,000 Shares or integral multiples thereof ("Baskets"). The iShares Bitcoin Trust ETF issues and redeems Baskets only to Authorized Participants in exchange for cash or bitcoin. The iShares Bitcoin Trust ETF may incur certain transaction costs when buying and selling bitcoin in connection with the creation and redemption of Baskets. These costs, which are not reflected in the iShares Bitcoin Trust ETF's estimated annual ordinary operating expenses, affect the iShares Bitcoin Trust ETF's performance.

The iShares Bitcoin Trust ETF pays a sponsor's fee that accrues daily at an annualized rate of 0.25% of the net asset value of the iShares Bitcoin Trust ETF. The iShares Bitcoin Trust ETF does not hold or trade futures or swaps and is not a commodity pool. Although the iShares Bitcoin Trust ETF may fail to track the price of bitcoin precisely at any particular time, the iShares Bitcoin Trust ETF generally will be substantially invested in bitcoin, which should result in a close correspondence between the performance of bitcoin and the performance of the iShares Bitcoin Trust ETF.

The CF Benchmarks Index serves as the iShares Bitcoin Trust ETF's reference rate for bitcoin value. The index is designed to provide a reliable and representative benchmark for the bitcoin market, incorporating trading data from multiple major cryptocurrency exchanges that meet strict criteria for inclusion. The index has been recognized by financial regulators and serves as a pricing source for various bitcoin investment products.

As of June 27, 2025, the net asset value of iShares Bitcoin Trust ETF was $74,198,915,391 and the NAV was $60.70. The iShares Bitcoin Trust ETF maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks.

Bitwise Bitcoin ETF (BITB) Description

BITB or "the Bitwise Bitcoin Trust" for purposes of this section is an exchange-traded investment vehicle that seeks to provide exposure to the value of bitcoin held by the Bitwise Bitcoin Trust, less the expenses of the Bitwise Bitcoin Trust's operations and

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other liabilities. Bitwise Investment Advisers, LLC serves as the Bitwise Bitcoin Trust's sponsor. The investment objective of the Bitwise Bitcoin Trust is to seek investment results that correspond to the performance of bitcoin as measured by the CME CF Bitcoin Reference Rate — New York Variant (BRRNY). You can find the Bitwise Bitcoin Trust's prospectus and other information, including the most recent reports to shareholders, online at https://bitbetf.com/

The summary information below regarding the Bitwise Bitcoin Trust comes from its filings with the SEC. You are urged to refer to the SEC filings made by the Bitwise Bitcoin Trust and to other publicly available information to obtain an understanding of the Bitwise Bitcoin Trust's business and financial prospects. The following description of the Bitwise Bitcoin Trust's principal investment strategies was taken directly from the Bitwise Bitcoin Trust's prospectus ("BITB" refers to the Bitwise Bitcoin Trust; other defined terms have been modified).

BITB seeks to achieve its investment objective by holding bitcoin, with the value of the Bitwise Bitcoin Trust's bitcoin holdings intended to reflect the price performance of bitcoin as measured by the BRRNY. The Bitwise Bitcoin Trust is passively managed and does not pursue active management investment strategies. The Bitwise Bitcoin Trust will not sell bitcoin at times when its price is high or acquire bitcoin when its price is low. The Bitwise Bitcoin Trust does not use leverage or any similar arrangements in seeking to meet its investment objective.

The Bitwise Bitcoin Trust's assets consist primarily of bitcoin held by Coinbase Custody Trust Company, LLC as the Bitcoin Custodian on behalf of the Bitwise Bitcoin Trust. The Bitcoin Custodian maintains custody of all of the Bitwise Bitcoin Trust's bitcoin, other than that which is temporarily maintained in a Trading Balance with the Prime Execution Agent, in segregated cold storage wallets. Cold storage refers to a safeguarding method where private keys are generated and stored offline on hardware that has never been connected to the internet, making them more resistant to hacking.

The Bitwise Bitcoin Trust issues and redeems Shares only in blocks of 10,000 Shares ("Baskets"). The Bitwise Bitcoin Trust issues and redeems Baskets only to Authorized Participants in exchange for cash. As of August 1, 2025, BITB is able to conduct creations and redemptions of Shares in-kind. The Bitwise Bitcoin Trust may incur certain transaction costs when buying and selling bitcoin in connection with the creation and redemption of Baskets. These costs affect the Bitwise Bitcoin Trust's performance.

The Bitwise Bitcoin Trust will pay a unitary Sponsor Fee of 0.20% per annum of the Bitwise Bitcoin Trust's bitcoin holdings. The Bitwise Bitcoin Trust does not engage in any activities designed to derive a profit from changes in the price of bitcoin.

The Bitwise Bitcoin Trust values its bitcoin holdings based on the BRRNY, which is calculated based on the bitcoin trading activity on several major bitcoin trading platforms (the "Constituent Platforms"). The BRRNY aggregates the trade flow of the Constituent Platforms during an observation window between 3:00 p.m. and 4:00 p.m. ET into the U.S. dollar price of one bitcoin at 4:00 p.m. ET.

The Bitwise Bitcoin Trust maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks.

Grayscale Bitcoin Mini Trust (BTC) Description

BTC or "the Grayscale Bitcoin Mini Trust ETF" for purposes of this section is an exchange-traded investment vehicle that seeks to reflect generally the performance of the price of bitcoin, before payment of the Grayscale Bitcoin Mini Trust ETF's expenses and liabilities. Grayscale Investments Sponsors, LLC serves as the Grayscale Bitcoin Mini Trust ETF's sponsor. The investment objective of the Grayscale Bitcoin Mini Trust ETF is to seek investment results that generally correspond to the performance of bitcoin as measured by the CoinDesk Bitcoin Price Index (XBX). You can find the Grayscale Bitcoin Mini Trust ETF's prospectus and other information, including the most recent reports to shareholders, online at https://etfs.grayscale.com/btc.

The summary information below regarding the Grayscale Bitcoin Mini Trust ETF comes from its filings with the SEC. You are urged to refer to the SEC filings made by the Grayscale Bitcoin Mini Trust ETF and to other publicly available information to obtain an understanding of the Grayscale Bitcoin Mini Trust ETF's business and financial prospects. The following description of the Grayscale Bitcoin Mini Trust ETF's principal investment strategies was taken directly from the Grayscale Bitcoin Mini Trust ETF's prospectus ("BTC" refers to the Grayscale Bitcoin Mini Trust ETF; other defined terms have been modified).

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BTC seeks to achieve its investment objective by holding bitcoin, with the value of the Grayscale Bitcoin Mini Trust ETF's bitcoin holdings intended to reflect the price performance of bitcoin. The Grayscale Bitcoin Mini Trust ETF is not actively managed and will not seek to sell bitcoin at times when its price is high or acquire bitcoin when its price is low. The Grayscale Bitcoin Mini Trust ETF does not use leverage, derivatives or any similar arrangements in seeking to meet its investment objective.

The assets of the Grayscale Bitcoin Mini Trust ETF consist primarily of bitcoin held by a custodian on behalf of the Grayscale Bitcoin Mini Trust ETF. Coinbase Custody Trust Company, LLC serves as the custodian and keeps custody of all of the Grayscale Bitcoin Mini Trust ETF's bitcoin in segregated custody accounts, with a substantial portion held in "cold storage" — an offline safeguarding method where private keys are generated and stored using computers disconnected from the internet to enhance security against hacking.

The Grayscale Bitcoin Mini Trust ETF issues and redeems Shares only in blocks of 10,000 Shares ("Baskets"). The Grayscale Bitcoin Mini Trust ETF issues and redeems Baskets only to Authorized Participants, currently in exchange for cash through facilitated transactions with Liquidity Providers. Subject to regulatory approval, these transactions may also take place through in-kind exchanges of bitcoin in the future.

The Grayscale Bitcoin Mini Trust ETF pays a sponsor's fee that accrues daily at an annualized rate of 0.15% of the Grayscale Bitcoin Mini Trust ETF's NAV. The Grayscale Bitcoin Mini Trust ETF does not hold or trade futures or swaps and is not a commodity pool. Although the Grayscale Bitcoin Mini Trust ETF may fail to track the price of bitcoin precisely at any particular time, the Grayscale Bitcoin Mini Trust ETF generally will be substantially invested in bitcoin, which should result in a close correspondence between the performance of bitcoin and the performance of the Grayscale Bitcoin Mini Trust ETF.

The Grayscale Bitcoin Mini Trust ETF values its bitcoin holdings based on the CoinDesk Bitcoin Price Index (XBX), which is calculated based on the bitcoin trading activity on several major bitcoin trading platforms including Coinbase, Bitstamp, Kraken, LMAX Digital and Crypto.com. The Index Price represents the U.S. dollar value of bitcoin at 4:00 p.m., New York time, each business day.

The Grayscale Bitcoin Mini Trust ETF maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks.

Fidelity Wise Origin Bitcoin Fund (FBTC) Description

FBTC or "the Fidelity Wise Origin Bitcoin Fund" for purposes of this section is an exchange-traded investment vehicle that seeks to track the performance of bitcoin, as measured by the performance of the Fidelity Bitcoin Reference Rate (the "Index"), adjusted for the Fidelity Wise Origin Bitcoin Fund's expenses and other liabilities. FD Funds Management LLC serves as the Fidelity Wise Origin Bitcoin Fund's sponsor. The investment objective of the Fidelity Wise Origin Bitcoin Fund is to seek investment results that correspond to the performance of bitcoin as measured by the Index. You can find the Fidelity Wise Origin Bitcoin Fund's prospectus and other information, including the most recent reports to shareholders, online at https://www.fidelity.com/etfs/crypto-funds-prospectus.

The summary information below regarding the Fidelity Wise Origin Bitcoin Fund comes from its filings with the SEC. You are urged to refer to the SEC filings made by the Fidelity Wise Origin Bitcoin Fund and to other publicly available information to obtain an understanding of the Fidelity Wise Origin Bitcoin Fund's business and financial prospects. The following description of the Fidelity Wise Origin Bitcoin Fund's principal investment strategies was taken directly from the Fidelity Wise Origin Bitcoin Fund's prospectus ("FBTC" refers to the Fidelity Wise Origin Bitcoin Fund; other defined terms have been modified).

FBTC seeks to achieve its investment objective by holding bitcoin, with the value of the Fidelity Wise Origin Bitcoin Fund's bitcoin holdings intended to reflect the price performance of bitcoin as measured by the Index. The Fidelity Wise Origin Bitcoin Fund is passively managed and does not pursue active management investment strategies. The Fidelity Wise Origin Bitcoin Fund will not invest in derivatives.

All of the Fidelity Wise Origin Bitcoin Fund's bitcoin is held by Fidelity Digital Asset Services, LLC ("FDAS" or the "Custodian"), an affiliate of the Sponsor. The Custodian maintains custody of all of the Fidelity Wise Origin Bitcoin Fund's bitcoin. The Custodian holds a majority of bitcoin in cold storage and manages the allocation of bitcoin between cold and hot storage for

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the omnibus wallets. Within such omnibus hot and cold wallets, the Custodian keeps a substantial majority of assets in cold wallets (generally targeting greater than 98%), to promote security, while the balance of assets is kept in hot wallets to facilitate timely withdrawals.

The Fidelity Wise Origin Bitcoin Fund issues and redeems Shares in blocks of 25,000 Shares ("Baskets"). The Fidelity Wise Origin Bitcoin Fund issues and redeems Baskets only to Authorized Participants in exchange for cash. For a subscription for Shares, the subscription shall be in the amount of either bitcoin represented by the Basket being created or cash needed to purchase the amount of bitcoin represented by the Basket being created.

The Fidelity Wise Origin Bitcoin Fund pays the Sponsor an annual unified fee of 0.25% of the Fidelity Wise Origin Bitcoin Fund's Bitcoin Holdings. The Fidelity Wise Origin Bitcoin Fund is not a registered investment company under the Investment Company Act of 1940 and is not subject to regulation under the Act. The Sponsor is not an "Investment Adviser" and therefore the Sponsor's provision of services to the Fidelity Wise Origin Bitcoin Fund will not be governed by the Investment Advisers Act of 1940. The Fidelity Wise Origin Bitcoin Fund is not a commodity pool for purposes of the Commodity Exchange Act, and the Sponsor is not subject to regulation by the Commodity Futures Trading Commission as a commodity pool operator or commodity trading advisor.

The Index is constructed using bitcoin price feeds from eligible bitcoin spot markets and a volume-weighted median price ("VWMP") methodology, calculated every 15 seconds based on VWMP spot market data over rolling sixty-minute increments. The current bitcoin spot markets included in the Index calculation are Bitstamp, Coinbase, Crypto.com, Gemini, Kraken, and LMAX Digital.

The Fidelity Wise Origin Bitcoin Fund maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks. Additionally, the Fidelity Wise Origin Bitcoin Fund's regulatory structure differs from traditional investment vehicles.

ARK 21Shares Bitcoin ETF (ARKB) Description

ARKB or "the ARK 21Shares Bitcoin ETF" for purposes of this section is an exchange-traded investment vehicle that seeks to track the performance of bitcoin, as measured by the performance of the CME CF Bitcoin Reference Rate — New York Variant (the "Index"), adjusted for the ARK 21Shares Bitcoin ETF's expenses and other liabilities. 21Shares US LLC serves as the ARK 21Shares Bitcoin ETF's sponsor. You can find the ARK 21Shares Bitcoin ETF's prospectus and other information, including the most recent reports to shareholders, online at https://www.21shares.com/en-us/product/arkb. The summary information below regarding the ARK 21Shares Bitcoin ETF comes from its filings with the SEC. You are urged to refer to the SEC filings made by the ARK 21Shares Bitcoin ETF and to other publicly available information to obtain an understanding of the ARK 21Shares Bitcoin ETF's business and financial prospects. The following description of the ARK 21Shares Bitcoin ETF's principal investment strategies was taken directly from the ARK 21Shares Bitcoin ETF's prospectus ("ARKB" refers to the ARK 21Shares Bitcoin ETF; other defined terms have been modified).

ARKB seeks to achieve its investment objective by holding bitcoin and will value its Shares daily based on the Index. The ARK 21Shares Bitcoin ETF is passively managed and does not pursue active management investment strategies. The ARK 21Shares Bitcoin ETF will not invest in derivatives or utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective.

All of the ARK 21Shares Bitcoin ETF's bitcoin is held by Coinbase Custody Trust Company, LLC ("Coinbase Custody" or the "Bitcoin Custodian"), which will keep custody of all of the ARK 21Shares Bitcoin ETF's bitcoin, although the Trust may retain one or more additional custodians at a later date. The Bitcoin Custodian maintains custody of all of the ARK 21Shares Bitcoin ETF's bitcoin in segregated wallets that are therefore not commingled with corporate or other customer assets. The Bitcoin Custodian will keep a substantial portion of the private keys associated with the ARK 21Shares Bitcoin ETF's bitcoin in "cold storage" or similarly secure technology. Cold storage in the context of bitcoin means keeping the reserve of bitcoin offline, which is a widely-used security precaution, especially when dealing with large amount of bitcoin.

The ARK 21Shares Bitcoin ETF issues and redeems Shares in blocks of 5,000 Shares ("Baskets"). The ARK 21Shares Bitcoin ETF issues and redeems Baskets only to Authorized Participants in exchange for cash. This will cause the Sponsor, on behalf of the

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ARK 21Shares Bitcoin ETF, to automatically instruct a Bitcoin Counterparty to purchase the amount of bitcoin equivalent in value to the cash deposit amount associated with the order and deposit the resulting bitcoin deposit amount in the ARK 21Shares Bitcoin ETF's account with the Bitcoin Custodian.

The ARK 21Shares Bitcoin ETF pays the unitary Sponsor Fee of 0.21% of the ARK 21Shares Bitcoin ETF's bitcoin holdings. The ARK 21Shares Bitcoin ETF is not a registered investment company under the Investment Company Act of 1940 and is not subject to regulation under the Act.

The Index is designed based on the IOSCO Principals for Financial Benchmarks. The Index is calculated daily and aggregates the notional value of bitcoin trading activity across major bitcoin spot exchanges. The Index currently uses six constituent exchanges: Coinbase, Bitstamp, Gemini, itBit, Kraken, and LMAX Digital.

The ARK 21Shares Bitcoin ETF maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks.

Bitcoin

Bitcoin is a digital asset that is created and transmitted through the operations of the peer-to-peer bitcoin network, a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the bitcoin network, the infrastructure of which is collectively maintained by its user base. The bitcoin network allows people to exchange tokens of value, called bitcoin, which are recorded on a public transaction ledger known as the Bitcoin Blockchain. Bitcoin can be used to pay for goods and services, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on bitcoin platforms that enable trading in bitcoin or in individual end-user-to-end-user transactions under a barter system.

The bitcoin network is commonly understood to be decentralized and does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of bitcoin. Rather, bitcoin is created and allocated by the bitcoin network protocol through a "mining" process. The value of bitcoin is determined by the supply of and demand for bitcoin-on-bitcoin platforms or in private end-user-to-end-user transactions.

New bitcoin are created and rewarded to the miners of a block in the Bitcoin Blockchain for verifying transactions. The Bitcoin Blockchain is a shared database that includes all blocks that have been solved by miners and it is updated to include new blocks as they are solved. Each bitcoin transaction is broadcast to the bitcoin network and, when included in a block, recorded in the Bitcoin Blockchain. As each new block records outstanding bitcoin transactions, and outstanding transactions are settled and validated through such recording, the Bitcoin Blockchain represents a complete, transparent and unbroken history of all transactions of the bitcoin network.

The bitcoin network was initially contemplated in a white paper that also described bitcoin and the operating software to govern the bitcoin network. The white paper was purportedly authored by Satoshi Nakamoto. However, no individual with that name has been reliably identified as bitcoin's creator, and the general consensus is that the name is a pseudonym for the actual inventor or inventors. The first bitcoins were created in 2009 after Nakamoto released the bitcoin network source code (the software and protocol that created and launched the Bitcoin network). The bitcoin network has been under active development since that time by a loose group of software developers who have come to be known as core developers.

The bitcoin network is kept running by computers all over the world. In order to incentivize those who incur the computational costs of securing the network by validating transactions (e.g., "miners"), there is a reward that is given to the computer that was able to create the latest block on the chain. Every 10 minutes, on average, a new block is added to the Bitcoin Blockchain with the latest transactions processed by the network, and the computer that generated this block is currently awarded 3.125 bitcoin. Over time, rewards are expected to be proportionate to the computational power of each machine. New bitcoins are only created through the mining process. This deliberately controlled rate of bitcoin creation means that the number of bitcoin in existence will increase at a controlled rate until the number of bitcoin in existence reaches the pre-determined 21 million bitcoin. As of December 31, 2023, approximately 19.6 million bitcoins were outstanding and the date when the 21 million bitcoin limitation will be reached is estimated to be the year 2140.

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However, the 21 million supply limit could be changed in a hard fork, meaning a protocol change that creates a new set of rules for the computers that make up the blockchain network.

Each bitcoin network address, or wallet, is associated with a unique "public key" and "private key" pair. To receive bitcoin, the bitcoin recipient must provide its public key to the party initiating the transfer. This activity is analogous to a recipient for a transaction in U.S. dollars providing a routing address in wire instructions to the payor so that cash may be wired to the recipient's account. The payor approves the transfer to the address provided by the recipient by "signing" a transaction that consists of the recipient's public key with the private key of the address from where the payor is transferring the bitcoin. The recipient, however, does not make public or provide to the sender its related private key. Since every computation on the bitcoin network requires the payment of bitcoin, including verification and memorialization of bitcoin transfers, there is a transaction fee involved with the transfer, which is based on computation complexity and not on the value of the transfer and is paid by the payor with a fractional number of bitcoin.

Neither the recipient nor the sender reveals their private keys in a transaction because the private key authorizes transfer of the funds in that address to other users. Therefore, if a user loses his private key, the user may permanently lose access to the bitcoin contained in the associated address. Likewise, bitcoin is irretrievably lost if the private key associated with them is deleted and no backup has been made. When sending bitcoin, a user's bitcoin network software program must validate the transaction with the associated private key. The resulting digitally validated transaction is sent by the user's bitcoin network software program to the Bitcoin network to allow transaction confirmation.

Upon the addition of a block included in the Bitcoin Blockchain, the bitcoin network software program of both the spending party and the receiving party will show confirmation of the transaction on the Bitcoin Blockchain and reflect an adjustment to the bitcoin balance in each party's bitcoin network public key, completing the bitcoin transaction. Once a transaction is confirmed on the Bitcoin Blockchain, it is irreversible.

Some bitcoin transactions are conducted "off-blockchain" and are therefore not recorded in the Bitcoin Blockchain. Some "off-blockchain transactions" involve the transfer of control over, or ownership of, a specific digital wallet holding bitcoin or the reallocation of ownership of certain bitcoin in a digital wallet containing assets owned by multiple persons, such as a digital wallet maintained by a digital assets platform. In contrast to on-blockchain transactions, which are publicly recorded on the Bitcoin Blockchain, information and data regarding off-blockchain transactions are generally not publicly available.

Therefore, off-blockchain transactions are not truly bitcoin transactions in that they do not involve the transfer of transaction data on the bitcoin network and do not reflect a movement of bitcoin between addresses recorded in the Bitcoin Blockchain. For these reasons, off-blockchain transactions are subject to risks as any such transfer of bitcoin ownership is not protected by the protocol behind the bitcoin network or recorded in, and validated through, the blockchain mechanism.

The Bitcoin Blockchain has a number of impediments that would need to be addressed in order for it to be adopted as a more mainstream payment system, including:

•  Scalability: Blockchain networks can be slow and inefficient due to the high computational requirements needed to validate transactions. As the number of users, transactions, and applications increases, the ability of blockchain networks to process and validate them in a timely way becomes strained. This makes blockchain networks difficult to use in applications that require fast transaction processing speeds.

•  Transaction fees: bitcoin's network requires fees to process transactions, which can fluctuate dramatically based on network congestion and the data size of a transaction. During periods of high demand, these fees can increase greatly, making small, everyday transactions, like buying a coffee, impractical. This volatility in transaction costs significantly undermines bitcoin's utility as a medium for daily financial activities.

•  Volatility of bitcoin: The price of bitcoin is primarily determined by supply and demand in the cryptocurrency markets. As a relatively new and speculative asset, its price can fluctuate wildly based on investor sentiment, news, and market trends. It also has a fixed maximum supply of 21 million coins, which scarcity can lead to price volatility as demand fluctuates against a capped supply. Further, unlike traditional currencies backed by governments or commodities with industrial uses, bitcoin's value is largely based on belief in its future potential, making it susceptible to rapid changes in public perception.

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•  Interoperability: There are currently many different blockchain platforms — each with its own protocols and standards — and they often do not work well together. This lack of interoperability can lead to inefficiencies, as individuals and companies may need to navigate multiple platforms and use a number of tokens or cryptocurrencies to interact with different networks. This fragmentation can also hinder collaboration, stifle innovation, and prevent the seamless exchange of data and value between different blockchain ecosystems.

Further development of the Bitcoin Blockchain is increasingly dependent on the development of second-layer protocols due to inherent scalability limitations in its base layer. bitcoin's primary blockchain prioritizes security and decentralization, which comes at the cost of limited transaction throughput and higher fees during periods of high demand. Second-layer protocols, such as the Lightning Network, aim to address these limitations by enabling faster and cheaper transactions off-chain while still leveraging bitcoin's security model. These protocols allow for micropayments, increased privacy, and improved scalability without compromising the core principles of the bitcoin network. As adoption grows, second-layer solutions become crucial for bitcoin to function as a viable medium of exchange for everyday transactions, in addition to its role as a store of value.

The bitcoin network was first launched in 2009 and bitcoins were the first cryptographic digital assets created to gain global adoption and critical mass. Although the bitcoin network is the most established digital asset network, the bitcoin network and other cryptographic and algorithmic protocols governing the issuance of digital assets represent a new and rapidly evolving industry that is subject to a variety of factors that are difficult to evaluate. Moreover, because digital assets, including bitcoin, have been in existence for a short period of time and are continuing to develop, there may be additional risks in the future that are impossible to predict as of the date of this prospectus. Digital assets represent a new and rapidly evolving industry, and the value of the Underlying ETPs' shares depends on the acceptance of bitcoin. The realization of one or more of the following risks could materially adversely affect the value of the Underlying ETPs' shares.

Digital assets, including bitcoin, are controllable only by the possessor of both the unique public key and private key or keys relating to the bitcoin network address, or "wallet", at which the digital assets are held. Private keys must be safeguarded and kept private in order to prevent a third-party from accessing the digital asset held in such wallet. The loss, theft, compromise or destruction of a private key required to access a digital asset may be irreversible. If a private key is lost, stolen, destroyed or otherwise compromised and no backup of the private key is accessible, the owner would be unable to access the digital asset corresponding to that private key and the private key will not be capable of being restored by the digital asset network resulting in the total loss of the value of the digital asset linked to the private key.

Over the past decade, bitcoin mining operations have evolved from individual users mining with computer processors, graphics processing units and first-generation application specific integrated circuit machines to "professionalized" mining operations using proprietary hardware or sophisticated machines. If the profit margins of bitcoin mining operations are not sufficiently high, including due to an increase in electricity costs or a decline in the market price of bitcoin, or if bitcoin mining operations are unable to arrange alternative sources of financing (e.g., if lenders refuse to make loans to such miners), bitcoin miners are more likely to immediately sell more bitcoins than they otherwise would, resulting in an increase in liquid supply of bitcoin, which would generally tend to reduce bitcoin's market price.

More than 10,000 other digital assets have been developed since the inception of bitcoin. However, bitcoin is currently the most developed digital asset because of the length of time it has been in existence, the investment in the infrastructure that supports it, and the network of individuals and entities that are using bitcoin in transactions. Some industry groups are also creating private, permissioned blockchain versions of digital assets.

Non-Principal Investments

Cash Equivalents and Short-Term Investments

The Fund may invest in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when the portfolio managers believe securities in which such Fund normally invests have elevated

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risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.

Illiquid Investments

The Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For this purpose, illiquid investments may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), certain securities that may only be resold pursuant to Rule 144A under the Securities Act, and certain repurchase agreements, among others.

Temporary Investments

In response to market, economic, political, or other conditions, the Fund may temporarily invest for defensive purposes that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect the Fund's performance, and the Fund may not achieve its investment objective.

Risks of Investing in the Fund

This prospectus describes the risks you may face as an investor in the Fund. It is important to keep in mind that generally, investments with a higher potential reward also have a higher risk of losing money. The reverse is also commonly true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for a long period of time to ride out down periods.

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. You should not consider investing in the Fund if your investment objective differs from the Fund's investment objective or if you are not willing to accept the principal risks associated with an investment in the Fund. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund include:

• Absence of an Active Market Risk — The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund's shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants' ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund's shares are trading on the Exchange, which could result in a decrease in value of the Fund's shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

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• Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

• Cap Change Risk — A new Underlying ETF cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, a cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods. Investors should monitor the changes in the Cap for each Outcome Period for each Underlying ETF, information for which will be made available pursuant to the procedure outlined in the Fund's prospectus.

• Capital Protection Risk — There can be no guarantee that the Underlying ETFs will be successful in their strategy to provide protection against 100% of the negative price return (before total Underlying ETFs operating fees and expenses) of Spot bitcoin over the Outcome Period. Each Underlying ETF's strategy seeks to deliver returns that track those of Spot bitcoin (up to the Cap), while attempting to limit downside losses, if the Underlying ETF's Shares are held at the time at which the Underlying ETF enters into OTC Options or FLEX Options and/or Listed Options and U.S. Treasury securities, if applicable, and cash and cash equivalents and held until those instruments expire at the end of the Outcome Period. In the event the Fund purchases Underlying ETFs Shares after these instruments were entered into or sells Underlying ETFs Shares prior to the expiration (or maturity) of these investments, the Capital Protection that the Underlying ETFs seeks to provide may not be available. If the Outcome Period has begun and the price of Spot bitcoin has increased in value, the Capital Protection will not protect any decreases in the price of Spot bitcoin and therefore the Fund may experience losses from this appreciated value until the Underlying ETFs reaches its original NAV from the commencement of the Outcome Period. Similarly, if the Fund purchases Underlying ETFs Shares after the commencement of the Outcome Period and the price of Spot bitcoin has increased in value, the Fund will not benefit from the Capital Protection until the price of Spot bitcoin decreases to its original value at the commencement of the Outcome Period. Accordingly, the Fund will not receive the protection that the Underlying ETF seeks to provide until the Underlying ETF experiences losses that return it to its value at the commencement of the Outcome Period. If the OTC Options, and FLEX Options and/or Listed Options and U.S. Treasury securities, if applicable, and cash and cash equivalents (and therefore the Capital Protection) do not perform as expected, the Fund may experience significant losses on its investment, including the loss of its entire investment.

• Capped Upside Risk — Each Underlying ETF's strategy seeks to provide returns (before fees and expenses) that match the price return of Spot bitcoin for shares acquired on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event that the Fund acquires Underlying ETF shares after the first day of a Target Outcome Period and the Underlying ETF has risen in value to a level near or at the cap (because the Fund's potential gain will be limited to the difference between the Underlying ETF's NAV on the date the Fund purchases Underlying ETF shares and the cap), there may be little or no ability for the Fund to experience an investment gain on its shares, however, the Fund will remain vulnerable to downside risks. This could be true for all of the Underlying ETFs held by the Fund at a certain point in time severely limiting the Fund's ability to participate in gains during that time. If Spot bitcoin experiences gains during a Target Outcome Period, an Underlying ETF will not participate in those gains beyond the cap. If the Fund buys Underlying ETF shares when the price exceeds the cap, the Fund will not experience any gain regardless of the performance of Spot bitcoin.

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• Cash Holdings Risk — To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund's performance and ability to achieve its investment objective.

• Concentration Risk — Underlying ETPs — The Underlying ETPs hold only bitcoin and cash. As a result, the Underlying ETPs' holdings are not diversified. Accordingly, the Underlying ETPs' net asset value may be more volatile than another investment vehicle with a more broadly diversified portfolio and may fluctuate substantially over short or long periods of time. Fluctuations in the price of bitcoin are expected to have a direct impact on the value of the shares of the Underlying ETPs.

The Underlying ETPs are passive investment vehicles that do not seek to generate returns beyond tracking the price of bitcoin. The Sponsors (the managers or organizations in charge of creating and administering a given ETP) do not actively manage the bitcoin held by the Underlying ETPs. This means the Sponsors do not speculatively sell bitcoin at times when its price is high or speculatively acquire bitcoin at low prices in the expectation of future price increases. It also means the Underlying ETPs will not utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective. Any losses sustained by the Underlying ETPs will adversely affect the value of its shares.

• Clearing Member Default Risk — Transactions in certain options such as FLEX Options and Listed Options are required to be centrally cleared ("cleared options"). In a transaction involving cleared options, the Underlying ETFs' counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Underlying ETFs are not members of clearing houses and only members of a clearing house ("clearing members") can participate directly in the clearing house, the Underlying ETFs will hold cleared options through accounts at clearing members. In cleared options positions, the Underlying ETFs will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Margin requirements are set by the OCC and the Underlying ETFs' clearing member and generally may be increased at any time. Margin requirements could increase significantly during periods of volatility or market disruptions, and the Underlying ETFs may be forced to sell assets at a disadvantageous time or price to meet such margin calls, which could negatively impact the Underlying ETFs' performance. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member's individual customers. As a result, assets deposited by the Underlying ETFs with any clearing member as margin for its options contracts may, in certain circumstances, be used to satisfy losses of other clients of the Underlying ETFs' clearing member. In addition, although clearing members guarantee performance of their clients' obligations to the clearing house, there is a risk that the assets of the Underlying ETFs might not be fully protected in the event of the clearing member's bankruptcy. The Underlying ETFs are also subject to the risk that a limited number of clearing members are willing to transact on the Underlying ETFs' behalf, which heightens the risks associated with a clearing member's default. If a clearing member defaults the Underlying ETFs could lose some or all of the benefits of a transaction entered into by the Underlying ETFs with the clearing member. The loss of a clearing member for the Underlying ETFs to transact with could result in increased transaction costs and other operational issues that could impede an Underlying ETF's ability to implement its investment strategy. If an Underlying ETF cannot find a clearing member to transact with on the Underlying ETF's behalf, the Underlying ETF may be unable to effectively implement its investment strategy.

• Correlation Risk — Prior to the expiration date of any options held by the Underlying ETFs, the value of the options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Underlying ETF's valuation policy. Because a component of the options' value will be affected by, among other things, changes in the share prices of the Underlying ETPs and/or Bitcoin Index, changes in interest rates, changes in the actual and implied volatility of the of the Underlying ETPs and/or Bitcoin Index and bitcoin and the remaining time until the options expire, the value of the Underlying ETFs' options positions is not anticipated to increase or decrease at the same rate as the share price of the Underlying ETPs and/or Bitcoin Index, and it is possible they may move in different directions, and as a result, the Fund's NAV may not increase or decrease at the same rate as the share price of the Underlying ETPs and/or Bitcoin Index. If the assets held by the Underlying ETFs do not perform as expected, the Underlying ETFs may experience losses which may be significant. The Underlying ETFs' strategy is designed to produce the outcomes upon the expiration of the options on or before the last business day of the Outcome Period, and it should not be expected that the outcomes will be provided at any point other than the end of the Outcome Period. While the performance of the Underlying ETPs and/or Bitcoin Index is expected to be positively

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correlated to the performance of Spot bitcoin, it is possible that the performance of the Underlying ETPs and/or Bitcoin Index will not be so correlated, which could cause the Underlying ETFs to suffer losses.

• Costs of Buying and Selling Fund Shares — Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

• Counterparty Risk — Underlying ETF transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Underlying ETF. Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to an Underlying ETF and, in turn, the Fund. An Underlying ETF may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to listed options and FLEX Options. As a result, the ability of an Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF and, in turn, the Fund could suffer significant losses.

• Derivatives Risk — Derivatives are instruments, such as options, futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counterparty risk, meaning that the party with whom the Fund enters into a derivative transaction may experience a significant credit event and/or may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

• Digital Assets Risk — Risk factors related to digital assets include:

-  The trading prices of many digital assets, including bitcoin, have experienced extreme volatility and may continue to do so. Extreme volatility in the future, including further declines in the trading prices of bitcoin, could have a material adverse effect on the value of the Underlying ETPs and/or Bitcoin Index and the Underlying ETPs and/or Bitcoin Index could lose all or substantially all of their value.

-  The value of the Underlying ETPs and/or Bitcoin Index are subject to a number of factors relating to the fundamental investment characteristics of bitcoin as a digital asset, including the fact that digital assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies such as the Bitcoin Blockchain.

-  Digital assets represent a new and rapidly evolving industry, and the value of the Underlying ETPs and/or Bitcoin Index depend on the acceptance of bitcoin.

-  Changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network's ability to grow and respond to challenges.

Risk factors related to digital asset markets include:

-  The value of the Underlying ETPs and/or Bitcoin Index relate to the value of bitcoins, the value of which may be highly volatile and subject to fluctuations due to a number of factors.

-  The BRRNY and similar pricing sources have a limited performance history, their rates price could fail to track the global bitcoin price, and a failure of the price could adversely affect the value of the Underlying ETPs and/or Bitcoin Index.

-  While the Fund's investment objective is to track the positive price return of the BRRNY in the manner described previously, the BRRNY is only one source of spot bitcoin pricing and it may not track to a generally accepted bitcoin price.

-  The indexes prices used to calculate the value of the Underlying ETPs' bitcoin may be volatile, adversely affecting the value of the Shares.

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The value of the Underlying ETPs and/or Bitcoin Index relates directly to the value of bitcoin, the value of which may be highly volatile and subject to fluctuations due to a number of factors that could adversely affect the value of the Underlying ETPs and/or Bitcoin Index. Those factors include:

-  an increase in the global bitcoin supply or a decrease in global bitcoin demand;

-  market conditions of, and overall sentiment towards, the digital assets and blockchain technology industry;

-  the adoption of bitcoin as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of the open-source software protocol of the bitcoin network, and its ability to meet user demands;

-  manipulative trading activity on digital asset trading platforms, which, in many cases, are largely unregulated;

-  forks in the bitcoin network (a fork can introduce new security and operability risks to the original and the new networks, and may adversely impact confidence in the digital assets, and consequentially, their value);

-  investors' expectations with respect to interest rates, the rates of inflation of fiat currencies or bitcoin, and digital asset exchange rates;

-  consumer preferences and perceptions of bitcoin specifically and digital assets generally;

-  negative events, publicity, and social media coverage relating to the digital assets and blockchain technology industry;

-  fiat currency withdrawal and deposit policies on digital asset trading platforms;

-  the liquidity of digital asset markets and any increase or decrease in trading volume or market making on digital asset markets;

-  business failures, bankruptcies, hacking, fraud, crime, government investigations, or other negative developments affecting digital asset businesses, including digital asset trading platforms, or banks or other financial institutions and service providers which provide services to the digital assets industry; the use of leverage in digital asset markets, including the unwinding of positions, "margin calls", collateral liquidations and similar events;

-  investment and trading activities of large or active consumer and institutional users, speculators, miners, and investors in bitcoin;

-  an active derivatives market for bitcoin or for digital assets generally;

-  monetary policies of governments, legislation or regulation, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of bitcoin as a form of payment or the purchase of bitcoin on the digital asset markets;

-  global or regional political, economic or financial conditions, events and situations, or major public issues;

-  fees associated with processing a bitcoin transaction and the speed at which bitcoin transactions are settled;

-  the maintenance, troubleshooting, and development of the bitcoin network including by miners and developers worldwide;

-  the ability for the bitcoin network to attract and retain miners to secure and confirm transactions accurately and efficiently;

-  ongoing technological viability and security of the bitcoin network and bitcoin transactions, including vulnerabilities against hacks and scalability;

-  financial strength of market participants;

-  the availability and cost of funding and capital;

-  the liquidity and credit risk of digital asset trading platforms;

-  interruptions in service from or closures or failures of major digital asset trading platforms or their banking partners, or outages or system failures affecting the bitcoin network;

-  decreased confidence in digital assets and digital assets trading platforms;

-  poor risk management or fraud by entities in the digital assets ecosystem;

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-  increased competition from other forms of digital assets or payment services; and

-  the acquisitions or dispositions of bitcoin by one or more of the Underlying ETPs, since there is no limit on the number of bitcoin that the Underlying ETPs may acquire.

The trading prices of many digital assets, including bitcoin, have experienced extreme volatility and may continue to do so. Extreme volatility in the future, including declines in the trading prices of bitcoin, could have a material adverse effect on the value of the Underlying ETPs and/or Bitcoin Index. The digital asset markets may still be experiencing a bubble or may experience a bubble again in the future. The value of a bitcoin is subject to momentum pricing due to speculation regarding future appreciation in value rather than robust fundamental analysis, leading to greater volatility.

Digital assets represent a new and rapidly evolving industry, and the value of the Underlying ETPs and/or Bitcoin Index depends on the market acceptance of bitcoin. Digital asset networks, including the Bitcoin peer-to-peer network and associated blockchain ledger (the "Bitcoin Blockchain" and together the "bitcoin network"), and the software used to operate them are in the early stages of development. Given the recentness of the development of digital asset networks, digital assets may not function as intended and parties may be unwilling to use digital assets, which would dampen the growth, if any, of digital asset networks. Because bitcoin is a digital asset, the value of each of the Underlying ETPs' shares is subject to a number of factors relating to the fundamental investment characteristics of digital assets, including the fact that digital assets are bearer instruments and loss, theft, compromise, or destruction of the associated private keys could result in permanent loss of the asset. In addition, the Bitcoin Blockchain has experienced in the past, and may experience in the future, several quirks and unique events, including the first block of bitcoin being untradeable; a 2013 change in how transactions were processed leading to a temporary split in the blockchain; the blockchain experiencing small reorganizations due to network propagation issues or miner behavior; and the block subsidy halving in 2020 taking longer than expected due to slower block times.

Digital asset networks are dependent upon the internet. A disruption of the internet or a digital asset network, such as the bitcoin network, would affect the ability to transfer digital assets, including bitcoin, and, consequently, their value.

To the extent that any miners cease to record transactions that do not include the payment of a transaction fee in solved blocks or do not record a transaction because the transaction fee is too low, such transactions will not be recorded on the Bitcoin Blockchain until a block is mined by a miner who does not require the payment of transaction fees or is willing to accept a lower fee. Any widespread delays in the recording of transactions could result in a loss of confidence in a digital asset network.

If the digital asset award for mining blocks and transaction fees for recording transactions on the bitcoin network are not sufficiently high to incentivize miners, or if certain jurisdictions continue to limit mining activities, miners may cease expanding processing power to mine blocks, could demand high transaction fees or confirmations of transactions on the Bitcoin Blockchain could be slowed, each of which could negatively impact the value of bitcoin and the value of the Underlying ETPs and/or Bitcoin Index.

Digital asset mining operations can consume significant amounts of electricity, which may have a negative environmental impact and give rise to public opinion against allowing, or government regulations restricting, the use of electricity for mining operations. Additionally, miners may be forced to cease operations during an electricity shortage or power outage, or if electricity prices increase where the mining activities are performed.

The open-source structure of many digital asset network protocols, such as the protocol for the bitcoin network, means that developers and other contributors are generally not directly compensated for their contributions in maintaining and developing such protocols. A loose community referred to as the "core developers" and other contributors to the bitcoin network are generally not directly compensated for their contributions in maintaining and developing the bitcoin network protocol. A failure to properly monitor and upgrade the bitcoin network protocol could damage the bitcoin network and the value of the Underlying ETPs and/or Bitcoin Index. Bitcoin is rewarded solely for mining activity and is not sold to raise capital for the Bitcoin network, and the bitcoin network protocol itself is made available for free rather than sold or made available subject to licensing or subscription fees and its use does not generate revenues for its development team. Consequently, there is a lack of financial incentive for developers to maintain or develop the bitcoin network and the core developers may lack the resources to adequately address emerging issues with the bitcoin network protocol. Although the bitcoin network is currently supported by

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the core developers, there can be no guarantee that such support will continue or be sufficient in the future. For example, the bitcoin network is maintained and developed largely on a GitHub resource section dedicated to bitcoin development, and there have been recent reports that the number of core developers who have the authority to make amendments to the bitcoin network's source code in the GitHub repository is relatively small, although there are believed to be a larger number of developers who contribute to the overall development of the source code of the bitcoin network. Alternatively, some developers may be funded by entities whose interests are at odds with other participants in the bitcoin network. In addition, a bad actor could also attempt to interfere with the operation of the bitcoin network by attempting to exercise a malign influence over a core developer. To the extent that material issues arise with the bitcoin network protocol and the core developers and open-source contributors are unable to address the issues adequately or in a timely manner, the bitcoin network and therefore the value of the Underlying ETPs and/or Bitcoin Index may be adversely affected.

The core developers can propose amendments to the bitcoin network's source code that, if accepted by miners and users, could alter the protocols and software of the bitcoin network and the properties of bitcoin. These alterations would occur through software upgrades, and could potentially include changes to the irreversibility of transactions and limitations on the mining of new bitcoin, which could undermine the appeal and market value of bitcoin. Alternatively, software upgrades and other changes to the protocols of the bitcoin network could fail to work as intended or could introduce bugs, security risks, or otherwise adversely affect, the speed, security, usability, or value of the bitcoin network or bitcoins. As a result, the bitcoin network could be subject to changes to its protocols and software in the future that may adversely affect the value of the Underlying ETPs and/or Bitcoin Index. The acceptance of software patches or upgrades by a significant, but not overwhelming, percentage of the users and miners in a digital asset network, such as the bitcoin network, could result in a "fork" in such network's blockchain, including the Bitcoin Blockchain, resulting in the operation of multiple separate networks. Even where amendments are approved by all or substantially all of the users and miners of bitcoin network, those amendments to the protocols and software could adversely affect the value of the Underlying ETPs and/or Bitcoin Index. The Bitcoin Blockchain has experienced forks previously.

The governance of decentralized networks, such as the bitcoin network, is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of any particular decentralized digital asset network, which may stymie such network's utility and ability to grow and face challenges. As a result, there may be a lack of consensus or clarity on the governance of the bitcoin network, which may stymie the bitcoin network's utility and ability to grow and face challenges. In particular, it may be difficult to find solutions or martial sufficient effort to overcome any future problems on the bitcoin network, especially long-term problems. Further, changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network's ability to grow and respond to challenges. The foregoing notwithstanding, the protocols for some decentralized networks, such as the bitcoin network, are informally managed by a group of core developers that propose amendments to the relevant network's source code. Core developers' roles evolve over time, largely based on self-determined participation. As a result of the foregoing, it may be difficult to find solutions or marshal sufficient effort to overcome any future problems, especially long-term problems, on digital asset networks. If a significant majority of users and miners adopt amendments to a decentralized network based on the proposals of such core developers, such network will be subject to new protocols that may adversely affect the value of the relevant digital asset.

The Underlying ETPs are not actively managed and will not have any formal strategy relating to the development of the bitcoin network.

Moreover, in the past, flaws in the source code for digital assets have been exposed and exploited, including flaws that disabled some functionality for users, exposed users' personal information and/or resulted in the theft of users' digital assets. The cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the bitcoin network or take the Underlying ETPs' bitcoin, which would adversely affect the value of the Underlying ETPs shares. Moreover, functionality of the bitcoin network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for bitcoin. Even if another digital asset other than bitcoin were affected by similar circumstances, any

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reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of the Underlying ETPs and/or Bitcoin Index.

All networked systems are vulnerable to various kinds of attacks. As with any computer network, the bitcoin network contains certain flaws. For example, the bitcoin network is currently vulnerable to a "51% attack" where, if a miner or mining pool were to gain control of more than 50% of the hash rate for a bitcoin network, it would be able to prevent new transactions from being confirmed, and reverse new transactions that are completed while they are in control of the network, effectively enabling them to double-spend their bitcoins. In addition, many digital asset networks have been subjected to a number of denial-of-service attacks, which has led to temporary delays in block creation and in the transfer of bitcoin. Any similar attacks on the bitcoin network that impact the ability to transfer bitcoin could have a material adverse effect on the price of bitcoin and the value of the Fund Shares.

Bitcoin has only recently become selectively accepted as a means of payment by retail and commercial outlets, and use of bitcoin by consumers to pay such retail and commercial outlets remains limited. Banks and other established financial institutions may refuse to process funds for bitcoin transactions, process wire transfers to or from digital asset trading platforms, bitcoin-related companies or service providers or maintain accounts for persons or entities transacting in bitcoin. As a result, the price of bitcoin may be influenced to a significant extent by speculators and miners, thus contributing to price volatility that makes retailers less likely to accept it as a form of payment in the future. Volatility in the price of digital assets may dampen liquidity in the market and damage the public perception of digital assets generally or any one digital asset in particular, such as bitcoin, and their or its utility as a payment system, which could decrease the price of digital assets generally or individually. Further, the lack of availability of banking services could prevent the Underlying ETPs from being able to complete creations and redemptions of Baskets, the timely liquidation of bitcoin and withdrawal of assets from the custodians on behalf of the respective Underlying ETPs, even if the Underlying ETPs' sponsors determined that such liquidation was appropriate or suitable, or otherwise disrupt the Underlying ETPs' operations.

Certain privacy-preserving features have been or are expected to be introduced to digital asset networks, such as the bitcoin network, and platforms or businesses that facilitate transactions in bitcoin may be at an increased risk of criminal or civil lawsuits, or of having banking services cut off, if there is a concern that these features interfere with the performance of anti-money laundering duties and economic sanctions checks or facilitate illicit financing or crime.

Users, developers and miners may otherwise switch to or adopt certain digital assets at the expense of their engagement with other digital asset networks, which may negatively impact those networks, including the bitcoin network. Competition from the emergence or growth of other digital assets or methods of investing in bitcoin could have a negative impact on the price of bitcoin and adversely affect the value of the Fund Shares.

Many digital asset networks, including the bitcoin network, face significant scaling challenges due to the fact that public blockchains generally face a tradeoff between security and scalability. One means through which public blockchains achieve security is decentralization, meaning that no intermediary is responsible for securing and maintaining these systems. For example, a greater degree of decentralization generally means a given digital asset network is less susceptible to manipulation or capture. A digital asset network may be limited in the number of transactions it can process by the capabilities of each single fully participating node. Attempts to increase the volume of transactions may not be effective, and such upgrades may fail, resulting in potentially irreparable damage to the bitcoin network and to the value of bitcoin.

If corresponding increases in network throughput lag behind growth in the use of digital asset networks, average fees and settlement times may increase considerably. For example, the bitcoin network has been, at times, at capacity, which has led to increased transaction fees. Since January 1, 2019, bitcoin transaction fees have increased from $0.18 per-bitcoin transaction, on average, to a high of $60.95 per transaction, on average, on April 20, 2021. As of December 31, 2023, bitcoin transaction fees were $4.45 per transaction, on average, over a one-year trailing basis. Increased fees and decreased settlement speeds could preclude certain uses for bitcoin (e.g., micropayments), and could reduce demand for, and the price of, bitcoin, which could adversely impact the value of the Underlying ETPs and/or Bitcoin Index. In May 2023, events related to the adoption of ordinals, which are a means of inscribing digital content on the Bitcoin Blockchain, caused transaction fees to temporarily spike above $30 per transaction.

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There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of the bitcoin network transactions will be effective, or how long these mechanisms will take to become effective, which could cause the bitcoin network to not adequately resolve scaling challenges and adversely impact the adoption of bitcoin as a medium of exchange and the value of the Underlying ETPs and/or Bitcoin Index.

Digital assets may have concentrated ownership — large holders referred to as "whales" — and large sales or distributions by holders of such digital assets could have an adverse effect on the market price of such digital assets. Given the large amount of bitcoin they hold, these holders have the ability to manipulate the price of bitcoin.

The largest bitcoin wallets are believed to hold, in aggregate, a significant percentage of the bitcoins in circulation. Moreover, it is possible that other persons or entities control multiple wallets that collectively hold a significant number of bitcoins, even if they individually only hold a small amount, and it is possible that some of these wallets are controlled by the same person or entity. As a result of this concentration of ownership, large sales or distributions by such holders could have an adverse effect on the market price of bitcoin.

The indexes utilized by the Underlying ETPs have a limited performance history, the index price could fail to track the global bitcoin price, and a failure of the index price could adversely affect the value of the Underlying ETPs' shares.

The index prices used by the respective Underlying ETPs to calculate the value of the Underlying ETPs' bitcoin may be volatile, adversely affecting the value of the Underlying ETPs' shares. Because the Underlying ETPs hold only bitcoin and cash, an investment in the Underlying ETPs may be more volatile than an investment in a more broadly diversified portfolio. Accordingly, the Underlying ETPs' net asset values may be more volatile than another investment vehicle with a more broadly diversified portfolio and may fluctuate substantially over short or long periods of time. Fluctuations in the price of bitcoin are expected to have a direct impact on the value of the Underlying ETPs' shares.

Digital asset trading platforms are relatively new and, in some cases, unlicensed, unregulated, operate without extensive supervision by governmental authorities. Many operate outside the United States and may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions, may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators. As a result, trading activity on or reported by these digital asset trading platforms is generally significantly less regulated than trading in regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues.

Furthermore, while many prominent digital asset trading platforms provide the public with significant information regarding their ownership structure, management teams, corporate practices, cybersecurity and regulatory compliance, many digital asset trading platforms do not provide this information. Digital asset trading platforms may not be subject to, or may not be operating in compliance with, regulation in a similar manner as other regulated trading platforms, such as national securities exchanges or designated contract markets. As a result, the marketplace may lose confidence in digital asset trading platforms, including prominent platforms that handle a significant volume of bitcoin trading. Digital asset trading platforms are subject to enforcement actions by regulatory authorities and may be operating out of compliance with regulation.

The bitcoin market globally and in the United States is not subject to comparable regulatory guardrails as exist in regulated securities markets. Furthermore, many bitcoin trading venues lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent "flash crashes," such as limit-down circuit breakers. As a result, the prices of bitcoin on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Tools to detect and deter fraudulent or manipulative trading activities such as market manipulation, front-running of trades, and wash-trading may not be available to or employed by digital asset trading platforms, or may not exist at all. The SEC has identified possible sources of fraud and manipulation in the bitcoin market generally, including, among others: (1) "wash trading"; (2) persons with a dominant position in bitcoin manipulating bitcoin pricing; (3) hacking of the bitcoin network and trading platforms; (4) malicious control of the bitcoin network; (5) trading based on material, non-public information (for example, plans of market participants to significantly increase or decrease their holdings in bitcoin, new sources of demand for bitcoin) or based on the dissemination of false and misleading information; (6) manipulative activity involving purported "stablecoins," including Tether (the price of bitcoin may be affected due to

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stablecoins (including Tether and U.S. Dollar Coin (USDC)), the activities of stablecoin issuers and their regulatory treatment); and (7) fraud and manipulation at bitcoin trading platforms. The effect of potential market manipulation, front-running, wash-trading, and other fraudulent or manipulative trading practices may inflate the volumes actually present in crypto market and/or cause distortions in price, which could adversely affect the value of the Underlying ETPs and/or Bitcoin Index and cause losses to the Fund.

As digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, OCC, CFTC, FINRA, CFPB, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS and state financial institution regulators) have been examining the operations of digital asset networks, digital asset users and the digital asset trading platform markets, with particular focus on the extent to which digital assets can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises and the safety and soundness of exchanges or other service-providers that hold digital assets for users. Many of these state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, federal and state agencies, and other countries have issued rules or guidance about the treatment of digital asset transactions or requirements for businesses engaged in digital asset activity. However, no U.S. federal or state agency exercises comprehensive supervisory jurisdiction over global or domestic markets for bitcoin.

U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity. The U.S. Treasury Department has expressed concern regarding digital assets' potential to be used to fund illicit activities and may seek to implement new regulations governing digital asset activities to address these concerns. Digital asset markets in the United States exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of bitcoin or the Fund Shares, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of bitcoins, mining activity, digital wallets, the provision of services related to trading and custodying bitcoin, the operation of the bitcoin network, or the digital asset markets generally.

Various foreign jurisdictions have, and may continue to, in the near future, adopt laws, regulations or directives that may affect the bitcoin network, digital asset trading platforms, and their users, particularly digital asset trading platforms and service providers that fall within such jurisdictions' regulatory scope. There remains significant uncertainty regarding foreign governments' future actions with respect to the regulation of digital assets and digital asset trading platforms. Such laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of bitcoin by users, merchants and service providers outside the United States and may therefore impede the growth or sustainability of the bitcoin economy in their jurisdictions or globally, or otherwise negatively affect the value of bitcoin. The effect of any future regulatory change on the Underlying ETPs and/or Bitcoin Index or on bitcoin is impossible to predict, but such change could be substantial and adverse to the Underlying ETPs and/or Bitcoin Index and the value of the Fund Shares.

Competition from central bank digital currencies ("CBDCs") and emerging payments initiatives involving financial institutions could adversely affect the value of bitcoins and other digital assets.

In addition, over the past several years, some digital asset trading platforms have been closed due to fraud and manipulative activity, business failure or security breaches. In many of these instances, the customers of such digital asset trading platforms were not compensated or made whole for the partial or complete losses of their account balances in such digital asset trading platforms. While, generally speaking, smaller digital asset trading platforms are less likely to have the infrastructure and capitalization that make larger digital asset trading platforms more stable, larger digital asset trading platforms are more likely to be appealing targets for hackers and malware and their shortcomings or ultimate failures are more likely to have contagion effects on the digital asset ecosystem, and therefore may be more likely to be targets of regulatory enforcement action.

•  Risks Associated with the Index — General — The failure of the respective Index methodology to measure the actual value of bitcoin could have an adverse effect on the Underlying ETPs and/or Bitcoin Index. In addition, the value of bitcoin as calculated by the Index methodology may differ from the value of bitcoin calculated by other methodologies and the price of bitcoin on any single spot market.

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The Underlying ETPs and/or Bitcoin Index may not achieve the desired degree of correlation between their performance and that of their respective Index and thus may not achieve their investment objective. With respect to the Underlying ETPs, the difference in performance may be due to factors such as fees, transaction costs, redemptions of, and subscriptions for, an Underlying ETP's shares, pricing differences, differences in the timing of the addition or removal of constituent exchanges underlying the Index used by the Underlying ETP to determine its NAV or the cost to the Underlying ETPs of complying with various new or existing regulatory requirements.

Digital Assets Risks — Risks Associated with the Indices — Underlying ETPs —

A.  IBIT

The Index used by IBIT to determine the net asset value of the iShares Bitcoin Trust ETF on each Business Day is based on the value of bitcoin as reflected by the index was developed by the CF Benchmarks Ltd., the "Index Administrator". The Index Administrator has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the IBIT's NAV. Any such changes could affect the present, past and expected levels of the Index and could adversely affect performance of the Index. The Index Administrator does not have any obligation to take the needs of the IBIT fund, the IBIT fund's shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. By investing in IBIT, shareholders will have no rights against the Index Administrator or any other persons that have discretion over the Index, even though these entities administer, oversee and determine the Index.

Furthermore, because the number of digital asset trading platforms is limited, the Index will necessarily be comprised of a limited number of digital asset trading platforms. If a digital asset trading platform were subjected to regulatory, volatility or other pricing issues, the Index Administrator would have limited ability to remove such digital asset trading platform from the Index, which could skew the price of bitcoin as represented by the Index. Trading on a limited number of digital asset trading platforms may result in less favorable prices and decreased liquidity of bitcoin and, therefore, could have an adverse effect on the value of IBIT's shares.

B.  BTC

The Index used to price the shares of BTC is the CoinDesk Bitcoin Price Index (XBX) (the "Index") developed by CoinDesk indices, Inc. (the "Index Provider"). The Index is a U.S. dollar-denominated composite reference rate for the price of Bitcoin. The Index is designed to (1) mitigate the effects of fraud, manipulation and other anomalous trading activity from impacting the Bitcoin reference rate, (2) provide a real-time, volume-weighted fair value of Bitcoin and (3) appropriately handle and adjust for non-market related events. The Index Provider formally re-evaluates the weighting algorithm quarterly, but maintains discretion to change the way in which an Index Price is calculated based on its periodic review or in extreme circumstances. The exact methodology to calculate the Index Price is not publicly available. The Index is designed to limit exposure to trading or price distortion of any individual Digital Asset Trading Platform that experiences periods of unusual activity or limited liquidity by discounting, in real-time, anomalous price movements at individual Digital Asset Trading Platforms. The Digital Asset Trading Platforms that are included in the Index (the Constituent Trading Platforms) are selected by the Index Provider utilizing a methodology that is guided by the International Organization of Securities Commissions ("IOSCO") principles for financial benchmarks. For an exchange to become a Constituent Trading Platform, it must satisfy the Inclusion Criteria described in this prospectus, as may be updated by the Index Provider from time to time.

The Index has a limited history and the Index Price is a composite reference rate calculated using trading price data from various Digital Asset Trading Platforms chosen by the Index Provider. The Index Provider may remove or add Digital Asset Trading Platforms to the Index in the future at its discretion. Although the Index is designed to accurately capture the market price of Bitcoin, third parties may be able to purchase and sell Bitcoin on public or private markets not included among the constituent Digital Asset Trading Platforms of the Index, and such transactions may take place at prices materially higher or lower than the Index Price. Moreover, there may be variances in the prices of Bitcoin on the various Digital Asset Trading Platforms, including as a result of differences in fee structures or administrative procedures on different Digital Asset Trading Platforms. The price of Bitcoin on public Digital Asset Trading Platforms has a limited history, and during this history, Bitcoin prices on the Digital Asset Markets more generally, and on Digital Asset Trading Platforms individually, have been volatile and

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subject to influence by many factors, including operational interruptions. While the Index is designed to limit exposure to the interruption of individual Digital Asset Trading Platforms, the Index Price, and the price of Bitcoin generally, remains subject to volatility experienced by Digital Asset Trading Platforms, and such volatility could adversely affect the value of the Shares. Furthermore, because the number of Digital Asset Trading Platforms is limited, the Index will necessarily be comprised of a limited number of Digital Asset Trading Platforms. If a Digital Asset Trading Platform were subjected to regulatory, volatility or other pricing issues, the Index Provider would have limited ability to remove such Digital Asset Trading Platform from the Index, which could skew the price of Bitcoin as represented by the Index. Trading on a limited number of Digital Asset Trading Platforms may result in less favorable prices and decreased liquidity of Bitcoin and, therefore, could have an adverse effect on the value of the Shares.

C.  BITB

BITB will establish its net asset value with reference to the CME CF Bitcoin Reference Rate — New York Variant ("BRRNY") which is a standardized reference rate published by CF Benchmarks Ltd. (the "Benchmark Provider") that is designed to reflect the performance of bitcoin in U.S. dollars. The BRRNY is calculated by the Benchmark Provider based on an aggregation of executed trade flow of major bitcoin trading platforms ("Constituent Platforms"). The BRRNY currently uses substantially the same methodology as the CME CF Bitcoin Reference Rate ("BRR"), including utilizing the same six Constituent Platforms, which is the underlying rate to determine settlement of Chicago Mercantile Exchange ("CME") bitcoin futures contracts, except that the BRRNY is calculated as of 4:00 p.m. Eastern time, whereas the BRR is calculated as of 4:00 p.m. London time.

The BRRNY and the BRR have a limited history and their value is an average composite reference rate calculated using volume-weighted trading price data from the Constituent Platforms. A longer history of actual performance through various economic and market conditions would provide greater and more reliable information for an investor to assess BRRNY's performance. The Benchmark Provider has substantial discretion at any time to change the methodology used to calculate the BRRNY, including the Constituent Platforms that contribute prices to the Bitwise Bitcoin Trust's NAV. The Benchmark Provider does not have any obligation to take the needs of the Bitwise Bitcoin Trust, the Shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the BRRNY will appropriately track the price of bitcoin in the future. Neither the CME Group nor the Benchmark Provider has any obligation to take the needs of the Bitwise Bitcoin Trust or the Shareholders into consideration in determining, composing, or calculating the BRRNY or in the selection of the Constituent Platforms used. The Constituent Platforms are chosen by the Benchmark Provider, under the oversight of the CME CF Cryptocurrency Pricing Products Oversight Committee. Although the BRRNY is intended to accurately capture the market price of bitcoin, third parties may be able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms, and such transactions may take place at prices materially higher or lower than the BRRNY price. The pricing sources (Constituent Platforms) used by the BRRNY are digital asset trading venues that facilitate the buying and selling of bitcoin and other digital assets.

Although many pricing sources refer to themselves as "exchanges," they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. These circumstances could affect the price of bitcoin used in BRRNY calculations and, therefore, could adversely affect the bitcoin price as reflected by the BRRNY.

The BRRNY is based on various inputs which may include price data from various third-party digital asset trading platforms. Neither the CME Group nor the Benchmark Provider guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source. BITB utilizes the BRRNY to establish its NAV and NAV per Share. In the event that the BRRNY is incorrectly calculated, is not timely calculated or changes its calculation methodology in the future, such an occurrence may adversely impact an investment in the Shares or the Bitwise Bitcoin Trust's operations. The CME Bitcoin Real Time Price also has a limited history and shares some of the same structural and methodological features and risks as the BRRNY. The Bitwise Bitcoin Trust utilizes the CME Bitcoin Real Time Price to establish its Indicative Trust Value ("ITV"). The ITV is intended to provide additional information not otherwise available to the public that may be useful to investors and market professionals in connection with the trading of the Shares on the Exchange. It is

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calculated by using the prior day's holdings at close of business and the most recently reported price level of the CME Bitcoin Real Time Price. While investors are capable of assessing the intra-day movement of the price of the Shares and the bitcoin market price of bitcoin, Shareholders may use the ITV as a data point in their assessment of the value of the Shares. In the event that the CME Bitcoin Real Time Price is incorrectly calculated, is not timely calculated or changes its calculation methodology in the future, such an occurrence may adversely impact the utility of the ITV to Shareholders. Although the BRRNY and CME Bitcoin Real Time Price are designed to accurately capture the market price of bitcoin, third parties may be able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms of the BRRNY and CME Bitcoin Real Time Price, and such transactions may take place at prices materially higher or lower than the level of the BRRNY used to establish the NAV. To the extent such prices differ materially from the level of the BRRNY used to establish the NAV, investors may lose confidence in the Shares' ability to track the market price of bitcoin, which could adversely affect an investment in the Shares.

The Sponsor, in its sole discretion, may cause the Bitwise Bitcoin Trust to price its portfolio based upon an index, benchmark or standard other than the BRRNY at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index, benchmark or standard better aligns with the Bitwise Bitcoin Trust's investment objective and strategy. The Sponsor may make this decision for a number of reasons, including, but not limited to, a determination that the BRRNY price of bitcoin differs materially from the global market price of bitcoin and/or that third parties are able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms, and such transactions may take place at prices materially higher or lower than the BRRNY price. The Sponsor, however, is under no obligation whatsoever to make such changes in any circumstance. The Constituent Platforms have changed over time.

The price of bitcoin on public digital asset trading platforms has a limited history, and during this history, bitcoin prices on the digital asset markets more generally, and on digital asset trading platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. While the BRRNY is designed to limit exposure to the interruption of individual digital asset trading platforms, the BRRNY price, and the price of bitcoin generally, remains subject to volatility experienced by digital asset exchanges, and such volatility could adversely affect the value of the Shares. Furthermore, because the number of liquid and credible digital asset trading platforms is limited, the BRRNY will necessarily be composed of a limited number of digital asset trading platforms. If a digital asset trading platform were subjected to regulatory, volatility or other pricing issues, the Benchmark Provider would have limited ability to remove such digital asset trading platform from the BRRNY, which could skew the price of bitcoin as represented by the BRRNY. Trading on a limited number of digital asset trading platforms may result in less favorable prices and decreased liquidity of bitcoin and, therefore, could have an adverse effect on the value of the Shares.

D.  FBTC

The Fidelity Wise Origin Bitcoin Fund seeks to track the performance of bitcoin, as measured by the performance of the Fidelity Bitcoin Reference Rate (the "Index"), adjusted for the Fidelity Wise Origin Bitcoin Fund's expenses and other liabilities. The Fidelity Bitcoin Reference Rate is designed to reflect the performance of bitcoin in U.S. dollars. The Index is constructed using bitcoin price feeds from eligible bitcoin spot markets and the volume-weighted median price ("VWMP") methodology, calculated every 15 seconds based on VWMP spot market data over rolling sixty-minute increments to develop a bitcoin price composite. The Index methodology was developed by Fidelity Product Services LLC (the "Index Provider") and is monitored by the Fidelity Index Committee (the "Committee") with the assistance of the Fidelity Digital Asset Indices Advisory Committee. Coin Metrics, Inc. is the third-party calculation agent ("Calculation Agent") for the Index.

The Index was developed by an affiliate of the Sponsor, the Index Provider. The Index Provider has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the Fidelity Wise Origin Bitcoin Fund's NAV. Any such changes could affect the present, past and expected levels of the Index and could adversely affect performance of the Index. The Index Provider does not have any obligation to take the needs of the Fidelity Wise Origin Bitcoin Fund, the Fidelity Wise Origin Bitcoin Fund's shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. The Index Provider has no obligation to take the needs of the Fidelity Wise Origin Bitcoin Fund or the Shareholders into consideration in determining, composing, or calculating the Index. By investing in the Fidelity Wise

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Origin Bitcoin Fund, shareholders will have no rights against the Index Provider or any other persons that have discretion over the Index, even though these entities administer, oversee and determine the Index.

Pricing sources used by the Index are digital asset spot markets that facilitate the buying and selling of bitcoin and other digital assets. Although many pricing sources refer to themselves as "exchanges," they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. For example, on June 5, 2023, the SEC filed lawsuits against cryptocurrency exchanges Coinbase and Binance alleging, among other things, their operation of an unlicensed securities exchange. These circumstances could affect the price of bitcoin used in Index calculations and, therefore, could adversely affect the level of the Index.

The Index is based on various inputs which include price data from various third-party bitcoin spot markets. The Index Provider does not guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source.

The Sponsor, in its sole discretion, may cause FBTC to track (or price its portfolio based upon) an index or standard other than the Index at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index or standard better reflects the price of bitcoin. The Sponsor, however, is under no obligation whatsoever to make such changes in any circumstance.

Using a VWMP methodology and price feeds from eligible bitcoin spot markets, the Index intends to represent the U.S. dollar value of one bitcoin every 15 seconds based on VWMP spot market data over rolling sixty-minute increments. As such, the VWMP methodology used to determine the NAV may not be reflective of market events and other developments that occur after its pricing window and thus this methodology may not be reflective of the then-available market price of bitcoin in periods between its calculation. Additionally, as the methodology references a median price, it may not reflect the price of bitcoin available for the Fidelity Wise Origin Bitcoin Fund to transact on any single spot market. The Sponsor does not intend, and disclaims any obligation, to determine whether the methodology used to determine the level of the Index accurately reflects the value of bitcoin or the price at which market transactions in bitcoin could be readily effected at any given time.

E.  ARKB

ARKB investment objective is to track the performance of bitcoin as measured by the performance of the CME CF Bitcoin Reference Rate — New York Variant (the "Index"), adjusted for the ARK 21Shares Bitcoin ETF's expenses and other liabilities. The Index is calculated by CF Benchmarks Ltd. (the "Index Provider") based on an aggregation of executed trade flow of major bitcoin spot exchanges. The Index is designed to reflect the performance of bitcoin in U.S. dollars. The Index currently uses substantially the same methodology as the CME CF Bitcoin Reference Rate ("BRR"), including utilizing the same six bitcoin exchanges, which is the underlying rate to determine settlement of CME bitcoin futures contracts, except that the Index is calculated as of 4:00 p.m. Eastern time, whereas the BRR is calculated as of 4:00 p.m. London time. The Shares of the ARK 21Shares Bitcoin ETF are valued daily based on the Index.

The Index was developed by the Index Provider and has a limited performance history. Although the Index is based on materially the same methodology (except calculation time) as the Index Provider's BRR, which was first introduced in November 2016, the Index itself has only been in operation since February 2022, and the Index has only featured its current roster of Constituent Exchanges since May 2022. A longer history of actual performance through various economic and market conditions would provide greater and more reliable information for an investor to assess the Index's performance. The Index Provider has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the ARK 21Shares Bitcoin ETF's NAV. The Index Provider does not have any obligation to take the needs of the ARK 21Shares Bitcoin ETF, the ARK 21Shares Bitcoin ETF's Shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. The Index Provider has no obligation to take the needs of the ARK 21Shares Bitcoin ETF or the Shareholders into consideration in determining, composing, or calculating the Index.

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Pricing sources used by the Index are digital asset spot markets that facilitate the buying and selling of bitcoin and other digital assets. Although many pricing sources refer to themselves as "exchanges," they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. These circumstances could affect the price of bitcoin used in Index calculations and, therefore, could adversely affect the bitcoin price as reflected by the Index.

The Index is based on various inputs which include price data from various third-party bitcoin spot markets. The Index Provider does not guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source.

The Sponsor, in its sole discretion, may cause the ARK 21Shares Bitcoin ETF to track (or price its portfolio based upon) an index or standard other than the Index at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index or standard better aligns with the ARK 21Shares Bitcoin ETF's investment objective and strategy.

• Equity Securities Risk — The securities markets are volatile, and the market prices of the Underlying ETPs' securities may decline generally. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. If the market prices of the securities owned by the Underlying ETPs fall, the value of your investment in the Fund will decline.

• FLEX Options Risk — Trading FLEX Options involves risks different from, and possibly greater than, the risks associated with investing directly in securities or in other types of options. FLEX Options, like other listed options, are traded on the U.S. options markets and are issued by OCC. However, unlike other options, the terms of FLEX Options are not all standardized. When a FLEX Option is purchased and sold in an opening transaction, the parties to the transaction have the flexibility, within limitations set forth in the rules of the options market on which the transaction occurs, to fix certain of the option's terms. The flexibility to fix certain terms is what makes FLEX Options different from other types of options. Because many of the terms of FLEX Options are not standardized, it is less likely that there will be an active secondary market in which holders and writers of such options will be able to close out their positions by offsetting sales and purchases. Because FLEX Options have variable terms that are fixed by the parties, there are no pre-established series of FLEX Options. Rather, any different series of FLEX Options may be created and outstanding at any given time as a result of the various designations of variable terms that are made in different transactions. Secondary trading interest in FLEX Options may therefore be spread over a larger number of series than the trading interest in other options, the trading interest in any particular series of FLEX Options may be very limited, the secondary markets in FLEX Options may be less deep, liquid and continuous than the markets in other options on the same underlying interests, and the premiums for FLEX Options may not correlate with premiums for such other options. In the event that trading in the FLEX Options is limited or absent, the value of the Underlying ETFs' FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Underlying ETFs Shares and result in the Underlying ETFs being unable to achieve their investment objective. Less liquidity in the trading of the Underlying ETFs' FLEX Options could have an impact on the prices paid or received by the Underlying ETFs for the FLEX Options in connection with creations and redemptions of the Underlying ETFs' Shares. Depending on the nature of this impact to pricing, the Underlying ETFs may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options.

Such overpayment or under collection may impact the value of the Underlying ETFs and whether the Underlying ETFs can satisfy their investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. The Underlying ETFs also are subject to the risk that the OCC will become insolvent or otherwise be unable to meet its obligations, which could cause the Underlying ETFs to suffer losses which may be significant.

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The Underlying ETFs may not experience substantial upside participation from specific FLEX Option positions and certain FLEX Option positions may expire worthless.

OCC may base its calculations of the margin requirements for positions in a series of FLEX Options on an estimate derived from data and factors OCC deems pertinent in respect of quotations and transactions in that options series and in other options series. Alternatively, OCC may fix such margin requirements at a level it deems necessary to protect the respective interests of OCC, the clearing members and the public. As a result, the Underlying ETFs' margin requirements for positions in FLEX Options may differ from — and may be significantly greater than — the margin requirements applicable to similar positions in other options on the same underlying interest.

• FLEX Options Valuation Risk — It is expected that the FLEX Options held by the Underlying ETFs typically will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as Spot bitcoin (although they generally move in the same direction). The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of Spot bitcoin, such as changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of Spot bitcoin and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Underlying ETFs, the ability of the Underlying ETFs to value the FLEX Options becomes more difficult and the judgment of the Underlying ETFs' investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Underlying ETFs' holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Underlying ETFs to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser's judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Underlying ETFs.

• Fund-of-Funds Risk — Shareholders of the Fund will experience investment returns that are different than the investment returns provided by an Underlying ETF. The Fund does not itself pursue a defined outcome strategy, nor does the Fund itself provide downside protection against Spot bitcoin losses. Because the Fund will typically not purchase an Underlying ETF on the first day of a Target Outcome Period, it is not likely that the stated outcome of the Underlying ETF will be realized by the Fund. The Fund will be continuously exposed to the investment profiles of each of the Underlying ETFs during their respective Target Outcome Periods. The Fund, with its aggregate exposure to each of the Underlying ETFs, may have investment returns that are inferior to that of any single Underlying ETF or group of Underlying ETFs over any given time period. In between the semi-annual rebalancing, because the Fund is not equally weighted on a continuous basis, the Fund may be exposed to one or more Underlying ETFs disproportionately when compared to other Underlying ETFs. In such circumstances, the Fund will be subject to the over-weighted performance of such Underlying ETF. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF's expenses, subjecting Fund shareholders to duplicative expenses.

• Box Spread Risk — If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract's expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset's price movement. Furthermore, the Box Spread's value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. Each Underlying ETF's ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Underlying ETF at competitive prices. If the Box Spread does not perform as intended, the Underlying ETF could have exposure to the underlying reference asset of the options comprising the Box Spread, which is expected to be the SPY or SPX. In such a scenario, the Underlying ETF would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

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• Interest Rate Risk — Interest rate risk is the risk that the value of the debt securities in the Underlying ETFs' portfolios will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security's expected principal and interest payments. Prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

• Investment in a Subsidiary — As determined necessary or advisable by the Underlying ETFs, the Underlying ETFs may invest a portion of their assets in a wholly-owned subsidiary (a "Subsidiary"), organized under the laws of the Cayman Islands.

Investment in the Subsidiary is expected to provide the Underlying ETFs with exposure to Spot bitcoin within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and Internal Revenue Service ("IRS") guidance. The Subsidiary may invest primarily in derivative instruments, including options on the Underlying ETPs and/or Bitcoin Index. The Underlying ETFs do not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets other than entities wholly owned or majority-owned by the Underlying ETFs. To the extent that Underlying ETFs invest in the Subsidiary, the Underlying ETFs may be subject to the risks associated with the above-mentioned derivative instruments and other securities, which are discussed elsewhere herein and the SAI. To comply with the asset diversification test applicable to a RIC (discussed elsewhere in this prospectus), the Underlying ETFs intend to limit their investments in such Subsidiary to 25% of the respective Underlying ETF's total assets at the end of each taxable quarter.

Although the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in each Underlying ETFs' Prospectus and Statement of Additional Information, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. The Board of Trustees, however, has oversight responsibility for the investment activities of each Underlying ETFs, including its investment in its respective subsidiary. In addition, each Underlying ETF is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of a Subsidiary will be sold or offered to other investors.

The Underlying ETFs will treat a Subsidiary's assets as assets of the respective Underlying ETFs for purposes of determining compliance with various provisions of the 1940 Act applicable to the Underlying ETFs, including those relating to investment policies for purposes of Section 8, capital structure so that the Underlying ETFs treat the debt of the Subsidiary as their own for purposes of Sections 18, and affiliated transactions and custody for purposes of Sections 17. The Adviser to the Subsidiary complies with the provisions of Section 15 of the 1940 Act as an investment adviser to the Underlying ETFs, as defined in Section 2(a)(20) of the 1940 Act. Each of the Underlying ETFs' Subsidiary and its board agree to designate an agent for service of process in the United States. Each Underlying ETFs' Subsidiary's custodian is State Street Bank and Trust Company.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Underlying ETFs and/or a Subsidiary to operate as described in the Underlying ETFs' Prospectus and Statement of Additional Information and could negatively affect the Underlying ETFs and its shareholders.

The Adviser also serves as the investment adviser to the Subsidiary but will not receive separate compensation for services provided to the Subsidiary.

• Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Underlying ETFs' investments in illiquid securities may reduce the returns of the Underlying ETFs because they may be unable to sell the illiquid securities at an advantageous time or price.

• Liquidity Risk — FLEX Options — In the event that trading in the underlying FLEX Options is limited or absent, the value of the Underlying ETFs' FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Underlying ETFs require a sufficient number of participants to facilitate the purchase and sale of options on an exchange to

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provide liquidity to the Underlying ETFs for their FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

• Liquidity Risk — Listed Options — There is no guarantee that a liquid secondary trading market will exist for the Listed Options. The trading in the Listed Options in which the Underlying ETFs may invest may be less deep and liquid than the market for certain other exchange traded option contracts. In a less liquid market for the Listed Options terminating the Listed Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of Listed Options may more significantly impact the price in a less liquid market. Further, each Underlying ETF requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Underlying ETFs for their Listed Option positions. A less liquid trading market may adversely impact the value of the Listed Options and the value of your investment.

• Liquidity Risk — OTC Options — There is no guarantee that a liquid secondary trading market will exist for the OTC Options in which the Underlying ETFs may invest. The trading in OTC Options may be less deep and liquid than the market for certain other securities, including exchange traded option contracts. In a less liquid market for the OTC Options, terminating the OTC Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. A less liquid trading market may adversely impact the value of the OTC Options and the value of your investment.

• Management Risk — Investment decisions will be made for the Fund by the Adviser. The Fund is subject to management risk because, in relying on the Adviser to achieve its investment objective, it runs the risk that the Adviser's investment techniques will fail to produce intended results and that this may cause the Fund to incur significant losses. Purchasing and selling options are highly specialized activities and entail higher risks than simply purchasing and selling publicly traded securities. The Adviser may fail to use options effectively and options purchased or sold by the Fund may fail to perform as expected by the Adviser. The Fund's success will depend in part on the Adviser's ability to correctly predict the rates of return and risks of the options that it sells or buys.

• Market Fluctuation Tax Risk and Cash Transaction Risk — The Fund is acquiring shares of the Underlying ETFs in the open market. When the Fund sells shares of the Underlying ETFs in the open market, the Fund will recognize gain or loss on the disposition of the shares, which could have a negative impact on Fund returns. In addition, note that the Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash rather than in-kind. If the Fund effects redemptions for cash, it may be required to sell shares of the Underlying ETFs in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute such shares only in-kind. The Fund intends to distribute these gains to shareholders to maintain its qualification as a RIC and avoid a fund-level tax. As a result, shareholders may receive a larger amount of, or accelerated, taxable distributions from the Fund than if the Fund did not employ such a strategy. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund's shares than for ETFs that distribute portfolio securities in-kind. The Fund's use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective.

• Market Maker Risk — If the Underlying ETFs have lower average daily trading volumes, they may rely on a small number of third-party market makers to provide a market for the purchase and sale of Underlying ETFs' Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Underlying ETFs' net asset value and the price at which the Underlying ETFs' Shares are trading on the Exchange, which could result in a decrease in value of the Underlying ETFs Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Underlying ETFs' portfolio securities and the Underlying ETFs' market price. This reduced effectiveness could result in Underlying ETFs' Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for the Underlying ETFs' Shares.

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• Market Risk — The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock or fixed-income market, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests.

• New Fund Risk — The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

• Non-Diversification Risk — The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

• Operational Risk — The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund's ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

• Options Risk — The use of options by the Underlying ETFs involves investment strategies and risks different from those associated with ordinary portfolio transactions and depends on the ability of the Underlying ETFs' portfolio managers to forecast market movements correctly. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in those indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. The Underlying ETFs' ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed option is dependent, in part, upon the liquidity of the options market. An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Underlying ETFs will not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on a national securities exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options). In addition, the hours of trading for options on an exchange may not conform to the hours of trading of the underlying securities, creating a risk of significant changes in the prices of underlying securities that are not immediately reflected in the options markets. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Underlying ETFs' ability to utilize options successfully will depend on the ability of the Underlying ETFs' investment adviser to predict pertinent market movements, which cannot be assured. Until FLEX Options and/or Listed Options become available, the Underlying ETFs will purchase and sell OTC Options, which involves risks different from, and possibly greater than, the risks associated with exchange-listed options. OTC Options may expose the Underlying ETFs to the risk that a counterparty may be unable or unwilling to perform according to a contract, and that any deterioration in a counterparty's creditworthiness could adversely affect the instrument. In addition, the Underlying ETFs may be exposed to a risk that losses may exceed the amount originally invested.

The holder of an option may terminate its position in an option it has purchased by allowing it to expire or by exercising the option. If an option is European style, it may be exercised only on its expiration date. If the option is American style, it may be exercised on any day up to and including its expiration date. While the Underlying ETFs expect to enter into European style options that are exercisable at the strike price only on the expiration date at the end of an Outcome Period, it may enter into

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American style options from time to time. When an Underlying ETF writes an American style option, it has no control over when it will be required to fulfill its obligations and there is risk that a counterparty will exercise the option at a time that is not advantageous to the Underlying ETF. If an American style option is exercised, the Underlying ETFs may close out the corresponding purchased option and enter into new options. There can be no guarantee that an Underlying ETF will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time or that the Underlying ETFs will not suffer losses as a result of a written option being exercised prior to the end of an Outcome Period.

• OTC Options Risk — Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the Underlying ETPs underlying an OTC Option it has entered into with the Underlying ETFs or fails to make a cash settlement payment due in accordance with the terms of that option, the Underlying ETFs will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Adviser's assessment of any Counterparty may be inaccurate or incomplete and is subject to considerable judgment, which may be incorrect.

• Position Limits Risk — The options exchanges have established limits on the maximum number of puts and calls covering the same underlying security that may be held or written by a single investor or group of investors acting in concert or under common control (regardless of whether the options are purchased or written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). These are referred to as "position limits." The position limit applicable to a particular option class is determined by the options exchange based on the number of shares outstanding and trading volume of the security underlying the option. The rules of the options markets generally limit the maximum number of options on the same side of the market (i.e., calls held plus puts written, or puts held plus calls written) with respect to a single underlying interest that may be carried in the accounts of a single investor or group of investors acting in concert. An options market may require that positions in certain Listed Options or FLEX Options be aggregated with positions in certain other options for purposes of calculating position limits.

The clearing members that clear the Underlying ETFs' listed option positions are required to monitor and report the Underlying ETFs' positions to the options exchanges and may be required to liquidate positions in excess of these limits. Failure to comply with position limits may result in the imposition of fines and other sanctions by the options exchanges.

Even if an Underlying ETF does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated. Therefore, the trading decisions of the Adviser may have to be modified and positions held by an Underlying ETF liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of an Underlying ETF and prevent the Underlying ETF from achieving its investment objective. A violation of position limits could also lead to regulatory action materially adverse to an Underlying ETF's investment strategy.

• Premium/Discount Risk — The market price of the Fund's shares will generally fluctuate in accordance with changes in the Fund's net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund's investment advisor cannot predict whether shares will trade below at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund's shares may become less liquid in response to deteriorating liquidity in the market for the Fund's underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund's shares and their net asset value and the bid/ask spread on the Fund's shares may widen.

• Secondary Market Trading Risk — Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed

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amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. Although the Fund Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund Shares on the Exchange may be halted.

• Sector Risk — To the extent the Underlying ETPs invest a significant portion of their assets in a particular sector, a greater portion of the Fund's performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market, and it is possible that one or more, if not all of the Underlying ETPs may underperform the broader market, or experience greater volatility.

• Significant Exposure Risk — The Fund intends to generally rebalance its portfolio to equal weight (i.e., 25% per Underlying ETF) semi-annually, in connection with the reset of each Underlying ETF. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Fund having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Fund's returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures.

• Target Outcome Period Risk — Each Underlying ETF's investment strategy is designed to deliver returns that match the price return of Spot bitcoin if shares are bought on the day on which the Underlying ETF enters into the OTC Options and/or FLEX Options (i.e., the first day of a Target Outcome Period) and held until those OTC Options and/or FLEX Options expire at the end of the Target Outcome Period subject to the cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event the Fund acquires shares after the first day of a Target Outcome Period or disposes of shares prior to the expiration of the Target Outcome Period, the value of the Fund's investment in Underlying ETF shares may not be protected against a decline in the value of Spot bitcoin and may not participate in a gain in the value of Spot bitcoin for the Fund's investment period.

• Tax Risk — The Fund and each Underlying ETF intend to elect and to qualify each year to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. The federal income tax treatment of certain aspects of each Underlying ETF's operations — including its options strategy, its hedging strategy, and the possible application of the "straddle" rules and various loss limitations — is not entirely clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to RICs if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to RICs could cause an Underlying ETF to fail to qualify as such. If an Underlying ETF were to fail to qualify as a RIC for purposes of the Code, the Fund may not meet the diversification tests necessary to qualify as a RIC, and, thus, may lose its own RIC status. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund's Board of Trustees may determine to reorganize or close the Fund or materially change the Fund's investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

To qualify and maintain its status as a RIC, each Underlying ETF must derive at least 90% of its gross income each year from "qualifying income," meet certain diversification tests at the end of each quarter and meet an annual distribution test. For purposes of the qualifying income requirement, the treatment of derivatives that provide exposure to the Underlying ETPs or bitcoin is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. If an Underlying ETF were to treat income or gain from particular instruments linked to bitcoin as qualifying income, an adverse determination or future guidance by the IRS with respect to the treatment of income or gain from those investments may adversely affect the Underlying ETF's ability to qualify as a RIC. For purposes of the diversification tests, the identification of the issuer (or, in some

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cases, issuers) of a particular Underlying ETF investment can depend on the terms and conditions of that investment. In particular, there is no published IRS guidance or case law on how to determine the "issuer" of certain derivatives that the Fund will enter into. The Underlying ETPs are expected to be treated as the issuer of certain of the Underlying ETFs' investments, which may make it more difficult for the Underlying ETFs to meet the diversification tests. In addition, an adverse determination or future guidance by the IRS with respect to issuer identification for an Underlying ETF's investments may adversely affect the Underlying ETF's ability to qualify as a RIC.

The federal income tax treatment of options comprising the Box Spreads and of other swaps and derivatives may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Underlying ETFs realize from their investments. As a result, a larger portion of an Underlying ETF's distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by an Underlying ETF.

• Trading Issues Risk — Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund's assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

• Underlying ETF Concentration Risk — An Underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Underlying ETF's investments more than the market as a whole, to the extent that the Underlying ETF's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.

• Underlying ETF Exposure Risk — An investment in the Fund may provide returns that are lower than the returns that an investor could achieve by investing in one or more of the Underlying ETFs alone. Additionally, if one or more of the Underlying ETFs has exceeded its cap at the time that you invest in the Fund, you may derive no benefit from the Fund's investment in that Underlying ETF until the next reset of the Underlying ETF. Likewise, if one or more of the Underlying ETFs has decreased in value below its downside protection at the time that you invest in the Fund, you may derive no downside protection from the Fund's investment in that Underlying ETF. See Capital Protection Risk and Capped Upside Risk above. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF's expenses, subjecting Fund shareholders to duplicative expenses. The Fund does not itself pursue a target outcome strategy and does not provide any downside protection against Underlying ETF losses.

• Underlying ETF Risk — The Fund's investment in shares of the Underlying ETFs subjects it to the risks of owning the securities held by the Underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including absence of an active market risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF's expenses, subjecting Fund shareholders to duplicative expenses.

• Underlying ETP Risk — Each Underlying ETF may invest in OTC Options and FLEX Options and/or Listed Options that reference one or more Underlying ETPs or an Index of Underlying ETPs, which subjects the Underlying ETF to certain of the risks of owning shares of one or more Underlying ETPs as well as the types of instruments in which the Underlying ETPs invest. The value of an Underlying ETP will fluctuate over time based on fluctuations in the values of the securities held by the Underlying ETP, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, Underlying ETPs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETPs and, in turn, the value of the Underlying ETF's shares. It is possible that the performance of each Underlying ETP will not be positively correlated to the performance of Spot bitcoin. An Underlying ETP that tracks an index may not exactly track the performance of the Index due to cash drag, differences between the portfolio of the Underlying ETP and the components of the Index, expenses and other factors.

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• Valuation Risk — During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Underlying ETFs, the ability of the Underlying ETFs to value the OTC Options, FLEX Options and Listed Options may become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Underlying ETFs to accurately assign a daily value.

The following are non-principal risks that generally apply to the Fund:

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to the Fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, "ransomware" that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund, Calamos Advisors, custodian, transfer agent, distributor, market maker, authorized participants, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund's investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Investment Management Risk. Whether the Fund achieves its investment objective(s) is significantly impacted by whether the Adviser is able to choose suitable investments for the Underlying ETFs.

Market Disruption Risk. Certain events have a disruptive effect on securities markets, including but not limited to, terrorist attacks, war and other geopolitical events or catastrophes. The Adviser cannot predict the effect of similar events in the future on the U.S. or foreign economies. Certain securities such as high yield and equity securities tend to be impacted more by these events than other types of securities in terms of price and volatility.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund's ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events. Since the 2008 financial crisis, financial markets throughout the world have experienced periods of increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (such as wars, terror attacks, natural or environmental disasters, country instability, and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, dramatic changes in currency exchange rates, and public sentiment.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, rapid technological developments, such as artificial intelligence, and other circumstances in one country or region could have profound impacts on global economies or markets. Widespread disease and virus epidemics and pandemics, such as the coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments.

Portfolio Security Holdings Disclosure

A description of the Fund's policies and procedures in connection with the disclosure of portfolio security holdings of the Fund are available in the SAI and on the Fund's website, www.calamos.com.

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Who manages the Fund?

Investment Adviser

The Fund is advised by Calamos Advisors LLC ("Calamos Advisors" or the "Adviser"), 2020 Calamos Court, Naperville, Illinois 60563. Calamos Advisors, an investment adviser registered with the SEC effective May 29, 1987, is a wholly owned subsidiary of Calamos Investments LLC ("CILLC"). CILLC's assets under management as of December 31, 2024, were $40 billion ($38 billion of which represented Calamos Advisors' assets under management). Calamos Asset Management, Inc. ("CAM") is the sole manager of CILLC. As of July 31, 2025, approximately 22.4% of the outstanding interests of CILLC was owned by CAM, 77.72% by Calamos Partners LLC ("CPL"), and 0.04% by Calamos Equity Partners LLC ("CEP"). CAM is owned by John P. Calamos, Sr. and John S. Koudounis. CPL is owned by Calamos Family Partners, Inc. ("CFP") and John S. Koudounis. CFP is beneficially owned by members of the Calamos family, including John P. Calamos, Sr. CEP is owned by John S. Koudounis and Daniel L. Dufresne.

Subject to the overall authority of the Board of Trustees, Calamos Advisors provides continuous investment supervision and management to the Fund under a management agreement and also furnishes office space, equipment and management personnel. For these services, the Fund pays Calamos Advisors a fee based on its average daily net assets, which is accrued daily and paid on a quarterly basis. The Fund will pay fees (before any reimbursement) under the management agreement in the following amounts as a percentage of its average net assets:

ETF	FEES
Calamos Laddered Bitcoin Structured Alt Protection ETF®	0.10%

Out of this management fee, Calamos Advisors pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, brokerage commissions, and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

At a meeting held on August 20, 2025, the Board of Trustees approved the Investment Management Agreement for the Fund. A discussion regarding the basis for the Board's approval of the Investment Management Agreement on behalf of the Fund will be included in the first shareholder report that covers the period in which the Fund commences operations.

Portfolio Managers

David O'Donohue. David O'Donohue joined Calamos Advisors in August 2014 and is a Sr. Co-Portfolio Manager (since February 2024) and Co-Head of Alternative Strategies (since July 2024) and was a Co-Portfolio Manager from September 2015 through January 2024. Between March 2013 and August 2014, he was a Trader at Forty4 Asset Management LLC/Hard8 Futures LLC. Prior thereto, Mr. O'Donohue was a Portfolio Manager at Chicago Fundamental Investment Partners LLC from February 2009 to November 2012.

Jimmy Young. Jimmy Young joined Calamos Advisors in June 2003 and has been a Co-Portfolio Manager since February 2019. Between February 2018 and February 2019, he was an Assistant Portfolio Manager. Prior thereto, he was a senior strategy analyst from September 2015 to February 2018. Between July 2013 and August 2015, he was a strategy analyst.

Eli Pars. Eli Pars joined Calamos Advisors in May 2013 and has been Co-CIO, Co-Head of Alternative Strategies (since July 2024; previously served as Head of Alternative Strategies from September 2015 to June 2024) and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012.

Jason Hill. Jason Hill joined Calamos Advisors in March 2004 and has been a Sr. Co-Portfolio Manager since February 2024 and was a Co-Portfolio Manager from June 2014 through January 2024. Between August 2013 and June 2014, he was a Senior Strategy Analyst. Previously, he was a Portfolio Administrator.

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Anthony Vecchiolla. Anthony Vecchiolla joined Calamos Advisors in May 2014 and since February 2023 has been a Co-Portfolio Manager. Previously, he was a Research Associate from May 2014 to August 2015, a Research Analyst from September 2015 to February 2020, a Senior Research Analyst from February 2020 to February 2021, and an Assistant Portfolio Manager from February 2021 to January 2023.

Jordan Rosenfeld. Jordan Rosenfeld joined Calamos Advisors in April 2025 and is a Co-Portfolio Manager. Between June 2018 to March 2025, Mr. Rosenfeld was a Senior Director and Portfolio Manager at Milliman, where he was responsible for managing derivatives strategies in exchange-traded funds, mutual funds, and unit investment trusts. Previously, he was a Trader at Gelber Group from January 2016 to December 2017.

The Fund's SAI provides additional information about each portfolio manager, including other accounts they manage, their ownership in the Calamos Family of Funds and their compensation.

Management Approach

Calamos Advisors employs a "team of teams" approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers and Associate Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO's team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross-team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of Calamos Advisors' Investment Committee, made up of the Global CIO, the Co-CIO team, and the Global Head of Trading. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•  Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•  Promotes collaboration between teams; and

•  Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•  Form the firm's top-down macro view, market direction, asset allocation, and sector/country positioning.

•  Establish firm-wide secular and cyclical themes for review.

•  Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•  Review firm-wide, portfolio and individual security liquidity constraints.

•  Evaluate firm-wide and portfolio investment performance.

•  Evaluate firm-wide and portfolio hedging policies and execution.

•  Evaluate enhancements to the overall investment process.

How to Buy and Sell Shares

Fund Shares are listed for secondary trading on the Exchange under the symbol CPSL and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The Exchange and secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage

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commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund's net asset value, which is calculated at the end of each business day.

Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the Fund's net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods.

Authorized Participants may acquire shares directly from the Fund, and Authorized Participants may tender their shares for redemption directly to the Fund, at NAV per share only in Creation Units. Purchases and redemptions directly with the Fund must follow the Fund's procedures, which are described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Fund Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Fund Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Fund Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund Shares, you are not entitled to receive physical delivery of stock certificates or to have Fund Shares registered in your name, and you are not considered a registered owner of Fund Shares. Therefore, to exercise any right as an owner of Fund Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of the Fund on the Exchange may differ from the Fund's daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of the Fund.

The approximate value of Shares of the Fund, an amount representing on a per share basis the sum of the current market price of the cash or securities, as applicable, accepted by the Fund in exchange for Shares of the Fund and an estimated cash component, if any, is disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Fund Shares and the Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in Shares of the Fund occurs on the secondary market, and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by Authorized Participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Fund Shares. Cash purchases and/or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Fund Shares trade at or close to NAV.

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The Fund impose no restrictions on the frequency of purchases and redemptions ("market timing"). To minimize these potential consequences of frequent purchases and redemptions of Fund Shares, the Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by Authorized Participants for patterns of abusive trading and the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares. The Trust's policies and procedures regarding frequent purchases and redemptions may be modified by the Board of Trustees at any time.

The Trust's policies and procedures prohibit the practice of any officer or employee of the Trust, a Trust investment adviser (including any sub-adviser), the distributor, custodian, or transfer agent, or other affiliated person of the Trust placing orders to purchase or redeem shares of a series of the Trust after the designated time as of which the Fund calculates its NAV (i.e., "late trading").

Distribution and Service Plan

The Fund has adopted a distribution and service plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services ("Service Providers"). If a Service Provider provides such services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund, however, and there are no current plans to impose these fees. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis.

Fund Website and Disclosure of Portfolio Holdings

The Trust maintains a website for the Fund at www.calamos.com. Among other things, this website includes this Prospectus and the SAI, and will include the Fund's holdings, the Fund's last annual and semi-annual reports (when available), pricing information about Fund Shares trading on the Exchange, daily NAV calculations and a historical comparison of the trading prices to NAV.

Each day the Fund is open for business, the Trust publicly disseminates the Fund's full portfolio holdings as of the close of the previous day through its website at www.calamos.com. A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI.

Dividends, Other Distributions and Taxes

Fund Distributions

The Fund intends to distribute its net realized capital gains, if any, to shareholders annually. Ordinarily, the Fund intends to declare and pay dividends from net investment income, if any, at least annually.

Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain dividends."

Brokers may make available to their customers who own Fund Shares the DTC book-entry dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized gains will be automatically reinvested in additional whole Fund Shares of the Fund purchased in the secondary market. Without this service, investors would receive their distributions in cash.

Taxes

As with any investment, you should consider how your investment in Fund Shares will be taxed. The tax information in this prospectus is provided only as general information. This section is current as of the date of this prospectus. Tax laws and

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interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. However, with respect to certain tax issues, the summaries describe the general tax treatment of certain distributions made to corporations and non-U.S. persons. In addition, this section does not describe your state, local or non-U.S. tax consequences. You should consult your own tax advisor about the tax consequences of an investment in Fund Shares.

Fund distributions to you and the sale or redemption of your Fund Shares will have tax consequences to you. Such consequences may be different if you hold your Fund Shares through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account or 401(k) plan.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a "RIC") under the Code. As a RIC, the Fund is generally not subject to corporate-level U.S. federal income tax on any net ordinary income or capital gains that are timely distributed to shareholders. Each Underlying ETF also intends to qualify each year as a RIC. The tax treatment of certain investments made by the Underlying ETFs is not certain. An adverse determination or future guidance by the IRS might affect an Underlying ETF's ability to qualify as a RIC, and such a failure by an Underlying ETF may bear adversely on the Fund's ability to qualify for treatment as a RIC.

The Fund's failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in corporate-level taxation and, consequently, a reduction in amounts available for distribution to shareholders.

Taxes on Distributions

Distributions by the Fund generally are taxable to you as ordinary income or capital gains. Distributions are subject to federal income tax, whether received in cash or reinvested in additional Fund shares or shares of another fund, and may be subject to state or local taxes. Distributions of the Fund's "investment company taxable income" generally will be taxable as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Notwithstanding the foregoing, distributions that are attributable to "qualified dividends" received by the Fund may be eligible to be taxed at long-term capital gains rates, as long as the Fund and the shareholder meet certain holding period requirements. It is not anticipated that the Fund will have qualified dividend income.

Distributions of the Fund's net capital gain that are properly reported by the Fund as "capital gain dividends" will generally be taxable to you as long-term capital gains, currently at a maximum rate of 20%, regardless of your holding period in the Fund's Shares. Distributions in excess of the Fund's current and accumulated earnings and profits first will reduce your adjusted tax basis in your Fund Shares and, after the adjusted basis is reduced to zero, will constitute capital gain. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 20%, if the distributions are attributable to Fund Shares that you have held for more than one year.

Certain non-corporate taxpayers will also be subject to a 3.8% U.S. federal Medicare contribution tax with respect to the lesser of (1) their "net investment income" or (2) the excess of their "modified adjusted gross income" over a threshold amount ($200,000 for single taxpayers and $250,000 for taxpayers who are married and filing jointly).

Corporate shareholders of the Fund are generally eligible for a dividends-received deduction with respect to ordinary income dividends (but not capital gain dividends) properly designated as eligible for such deduction by the Fund, as long as the Fund and the corporate shareholder meet certain holding period and other requirements. It is not anticipated that the Fund will make distributions eligible for the dividend-received deduction.

Under a dividend reinvestment service, you may have the option to have all cash distributions automatically reinvested in additional Fund Shares. Any distributions reinvested under such a service will nevertheless be taxable to you as described above.

You will have an adjusted basis in the additional Fund Shares purchased through such a reinvestment service equal to the amount of the reinvested distribution plus the amount of any fees charged for the transaction. The additional Fund Shares will have a holding period commencing on the day following the day on which they are credited to your account.

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A distribution will reduce the Fund's NAV per Share and generally will be taxable to you as ordinary income or capital gain even if it is paid from unrealized appreciation or income or gains earned by the Fund before you invested in the Fund. From an investment standpoint, such a distribution constitutes a return of capital. However, from a tax standpoint, it constitutes taxable income. In general, distributions are subject to federal income tax as of the date of payment. However, distributions paid in January will be treated as paid on December 31 of the prior year if they were declared and payable to shareholders of record on a date in October, November or December of the prior year.

The Fund intends to invest substantially all of its assets in the Underlying ETFs, and so substantially all of the Fund's income will be as a result of distributions from Underlying ETFs and the sale of shares of the Underlying ETFs. An Underlying ETF's transactions in derivatives, including FLEX Options, may be subject to one or more special tax rules. These rules may affect whether gains and losses recognized by an Underlying ETF are treated as ordinary or capital, accelerate the recognition of income or gains to the Underlying ETF, defer losses to the Underlying ETF, and cause adjustments in the holding periods of the Underlying ETF's securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions by the Underlying ETFs to the fund and thus distributions by the Fund to shareholders.

Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., "marked to market") at the end of each year. The FLEX Options included in an Underlying ETF's portfolio are exchange-traded options and may be subject to Section 1256 of the Code.

You may be subject to federal back-up withholding tax, if you do not provide the Fund with a taxpayer identification number (for an individual, a social security number) and make other required certifications, or the IRS informs the Fund that your tax identification number is incorrect. Backup withholding is not an additional tax. You may claim the amount withheld as a credit on your federal income tax return, provided you furnish the appropriate information to the IRS.

Taxes When Shares are Sold

Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if you have held the Fund Shares for more than one year and as short-term capital gain or loss if you have held the Fund Shares for one year or less. The ability to deduct capital losses realized on a sale of Fund Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant that exchanges equity securities for Creation Units will generally recognize a gain or a loss on the exchange. Any such gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange, plus (or minus) the cash amount received (or paid), and such Authorized Participant's aggregate basis in the securities surrendered. A person who redeems Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the aggregate market value of the securities received plus (or minus) any cash received (or paid), and such person's basis in the Creation Units redeemed. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in the Authorized Participant's economic position with respect to such Creation Units. Persons exchanging securities should consult their own tax advisor with respect to the applicability of the wash sale rules and the availability and timing of a deduction for any loss. In addition, when a regulated investment company redeems a shareholder in kind, the regulated investment company generally is not required to recognize taxable gains in respect of the portfolio securities it distributes to the redeeming shareholder. However, the Fund may be required to recognize taxable gain on the distribution of certain securities, and the IRS may assert that the Fund must recognize taxable gain in respect of certain other securities that the Fund distributes to a shareholder in exchange for Creation Units, which may increase the amount of taxable gains that the Fund would otherwise be required to distribute in order to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Creation Units have been held for more than one year and as short-term capital gain or loss if the Creation Units have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.

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Fund Facts

Authorized Participants that are dealers may be subject to special tax rules and should consult their own tax advisors regarding the tax consequences of purchasing and redeeming Creation Units in their capacity as dealers.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gains dividends that the Fund pays.

Other Tax Matters

The foregoing is only a summary of certain federal income tax considerations of investing in the Fund under current law, which is subject to change in the future. Shareholders who are not U.S. persons within the meaning of the Code, such as non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different U.S. federal income tax treatment.

You may also be subject to state and local taxes on distributions paid by the Fund, and sales and redemptions of Fund shares. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific tax situation. More information about taxes can be found in the Fund's SAI.

Net Asset Value

The NAV of shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ official closing price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent (s) based on broker or dealer supplied valuations or matrix

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Fund Facts

pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Futures, swaps and options contracts listed for trading on a futures or options exchange or board of trade for which market quotations are generally available are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price. Total return swaps on exchange-listed securities are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price.

Securities held by the Fund are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Board of Trustees ("Valuation Procedures"). If market quotations are not readily available, securities or other assets will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security or other asset may be materially different than the value that could be realized upon the sale of that security or other asset. The fair value prices can differ from market prices. The Board of Trustees has designated Calamos Advisors as "valuation designee" for the Fund. The valuation designee is responsible for determining the value of the Fund's investments. The designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to ensure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities or other assets.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Fund Service Providers

State Street Bank and Trust Company ("State Street"), located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the Fund's administrator, custodian, fund accounting and transfer agent.

Calamos Financial Services LLC ("CFS") serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

Ropes & Gray LLP, located at 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606, serves as legal counsel to the Trust.

Premium/Discount Information

Information showing the number of days the market price of the Fund Shares was greater (at a premium) and less (at a discount) than the Fund's NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.calamos.com.

Investments in Other Investment Companies

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund's total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities.

The Fund will invest in the Underlying ETFs beyond these statutory limitations in reliance on Section 12(d)(1)(G) of the 1940 Act.

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Financial Highlights

The Fund commenced investment operations on October 14, 2025 and therefore has not yet completed a fiscal period and has no performance history to show here. In the future, financial highlights for this Funds will be presented in this section of the prospectus.

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Other Information

Continuous Offering

The method by which Creation Units of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Fund Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Fund Shares and sells the Fund Shares directly to customers or if it chooses to couple the creation of a supply of new Fund Shares with an active selling effort involving solicitation of secondary market demand for Fund Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Fund Shares, whether or not participating in the distribution of Fund Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Fund Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Summary of Certain Provisions of the Second Amended and Restated Trust Instrument

The summary below is a synopsis of certain provisions contained in the Trust's Second Amended and Restated Trust Instrument (the "Trust Instrument"). Shareholders should refer to the Trust Instrument for further information. Defined terms have the meanings contained in the Trust Instrument.

Derivative Actions

The Second Amended and Restated Trust Instrument (the "Trust Instrument") requires, within Section 9 of Article IV, that before bringing any derivative action on behalf of the Fund, Shareholders must have made a written demand to the Board of Trustees requesting that they cause the Trust or affected Series or Class, as applicable, to file the action itself.

In order to warrant consideration, any such written demand must include at least the following:

(1)  a detailed description of the action or failure to act complained of and the facts upon which each such allegation is made;

(2)  a statement to the effect that the complaining Shareholders believe that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the right of the Trust or the affected Series or Class, as applicable and an explanation of why the complaining Shareholders believe that to be the case;

(3)  a certification that the following requirements have been met, as well as information reasonably designed to allow the Trustees to verify that certification:

(a)  each complaining Shareholder was a Shareholder of the Trust or the affected Series or Class, as applicable, at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time; and

(b)  each complaining Shareholder was a Shareholder of the Trust or the affected Series or Class, as applicable, as of the time the demand required by Section 9 of Article IV was made; and

(4)  a certification that each complaining Shareholder will be a Shareholder of the Trust or the affected Series or Class, as applicable as of the commencement of the derivative action.

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Other Information

The Trust Instrument further provides that at least 10% of the Shareholders of the Trust or the affected Series or Class, as applicable, must join in bringing the derivative action. This provision does not apply to claims brought under the federal securities laws.

The Trust Instrument also provides that a copy of the derivative complaint must be served on the Trust, assuming the requirements described above have already been met and the derivative action has not been barred as further described in the Trust Instrument.

Forum and Waiver of Jury Trial

Section 10 of Article X of the Trust Instrument outlines which shareholder actions must be brought in state court and which must be brought in federal court. This section states in particular that, unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under any federal securities law. This provision may increase costs for a shareholder to bring a claim or may limit a shareholder's ability to bring a claim in a judicial forum that they find more convenient or favorable. While the enforceability of the exclusive forum provisions may be challenged, this section also provides that if any provisions of Section 10 shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining portions will still apply.

Section 10 of Article X of the Trust Instrument also states that shareholders and all other such persons bringing any such suit, action, or proceeding in the Superior Court in the State of Delaware waive the right to a trial by jury to the fullest extent permitted by law.

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For more detailed information on the Fund, several additional sources of information are available to you. The Fund's SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund's performance during the last fiscal year. In Form N-CSR, you will find the Fund's annual and semi-annual financial statements. The Fund's most recent SAI, annual or semi-annual reports and certain other information are available free of charge by calling the Fund at (866) 363-9219, on the Fund's website at www.calamos.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Calamos Laddered Bitcoin Structured Alt Protection ETF®

2020 Calamos Court
Naperville, IL 60563-2787
866.363.9219

www.calamos.com

SEC File
#811-22887

CBOLSTAPRO 112825

Fund Name	Ticker	Exchange
Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®	CBXL	BZX

Prospectus November 28, 2025

The fund listed above (the "Fund") is a series of the Calamos ETF Trust (the "Trust") and an exchange-traded fund ("ETF"). The Fund lists and principally trades its shares on the CBOE BZX Exchange, Inc. (the "Exchange").

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

Investment Objective

Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF® (the "Fund") seeks to provide exposure to the price of bitcoin.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund ("Fund Shares"). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.10%
Distribution and/or Service Fees (12b-1)	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.69%
Total Annual Operating Expenses[2]	0.79%

1  "Acquired Fund Fees and Expenses" include certain expenses incurred in connection with the Fund's investment in a laddered portfolio of four Calamos Bitcoin 90 Series Structured Alt Protection ETFs® (the "Underlying ETFs"). The amount shown is based on estimated amounts for the current fiscal year.

2  The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund's financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, whether you sell or hold your Fund Shares, would be:

You would pay the following expenses whether you sell or hold your Fund Shares at the end of the period:

One Year	Three Years	Five Years	Ten Years
$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund's performance. The Fund commenced operations on October 14, 2025. Because the Fund has not yet completed a fiscal period as of the date of this prospectus, no portfolio turnover rate is available. Information that gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance, is available on the Fund's website at: www.calamos.com.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by providing investors with exposure to the price return of the CME CF Bitcoin Reference Rate — New York Variant ("BRRNY") ("Spot bitcoin") while attempting to limit downside risk through a laddered portfolio of four Calamos Bitcoin 90 Series Structured Alt Protection ETFs (each an "Underlying ETF" and collectively the "Underlying ETFs"). The BRRNY is a once a day benchmark index price for bitcoin that aggregates trade data from multiple

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

bitcoin-USD markets operated by major cryptocurrency exchanges that conform to the CME CF Constituent Exchange Criteria.1 The term "laddered portfolio" refers to the Fund's investment in multiple Underlying ETFs that have target outcome period expiration dates which occur on a rolling, or periodic, basis. See below for a discussion of "target outcome periods" and their meaning within the strategies of the Underlying ETFs. The rolling or "laddered" nature of the investments in the Underlying ETFs creates diversification of investment time period compared to the risk of acquiring or disposing of any one Underlying ETF at any one time. This diversification of investment time period is intended to mitigate the risk of failing to benefit from the downside protection of a single Underlying ETF due to the timing of investment in such Underlying ETF and the relative price of the reference asset or having limited or no upside potential remaining because of the cap of a single Underlying ETF. The Fund's laddered approach is intended to allow the Fund to continue to benefit from increases in the value of Spot bitcoin, while attempting to limit downside losses. Depending on when the Fund acquires shares of an Underlying ETF, even with a laddered approach, the cap and/or downside protection of an Underlying ETF may be exhausted unless the Fund acquires shares at the beginning of a Target Outcome Period (as defined below). The Fund does not typically buy shares at the beginning of the Target Outcome Period. Unlike the Underlying ETFs, the Fund itself does not pursue a target outcome strategy. The protection is only provided by the Underlying ETFs and the Fund itself does not provide any stated downside protection against losses. The Fund will likely not receive the full benefit of the Underlying ETF downside protections and could have limited upside potential. The Fund's returns are limited by the caps of the Underlying ETFs.

In order to understand the Fund's strategy and risks, it is important to understand the strategies and risks of the Underlying ETFs. See "Additional Information About Investment Strategies and Related Risks" for a discussion of the principal investment strategies of the Underlying ETFs.

Under normal market conditions, the Fund will invest substantially all of its assets in the Underlying ETFs, which seek to provide investors with returns (before fees and expenses) that match the price return of Spot bitcoin, up to a predetermined upside cap, while attempting to provide downside protection (before fees and expenses) against 90% of the negative price return of Spot bitcoin (before total fund operating fees and expenses), over a defined one-year outcome period. Each Underlying ETF seeks to provide protection against a loss exceeding 10% (by providing a floor against the negative price return of Spot bitcoin exceeding 10%) (the "Floor") prior to taking into account any fees or expenses charged to the Underlying ETFs. A Floor provides no initial downside protection, but instead provides protection against a price decline that exceeds a certain percentage over the entirety of an Outcome Period. The Fund intends only to acquire shares of Underlying ETFs in the secondary market and will not engage in any principal transactions with the Underlying ETFs. The Fund and each Underlying ETF are advised by Calamos Advisors LLC ("Calamos" or the "Adviser").

The Underlying ETFs invest substantially all of their assets in over-the-counter Options ("OTC Options") and/or FLexible EXchange Options ("FLEX Options") and/or listed exchange traded options ("Listed Options") — each of which reference the price performance of either (A) one or more of the iShares Bitcoin Trust ETF ("IBIT"), Grayscale Bitcoin Mini Trust ("BTC"), Bitwise Bitcoin ETF ("BITB"), Fidelity® Wise Origin® Bitcoin Fund ("FBTC") and ARK 21 Shares Bitcoin ETF ("ARKB") (each, an "Underlying ETP" and collectively, the "Underlying ETPs") which, in turn, own bitcoin that is held by a bitcoin custodian in each instance on behalf of the respective Underlying ETPs and/or (B) one or more indexes that are designed to track the price of bitcoin ("Bitcoin Index"). One example of a Bitcoin Index is the Cboe Bitcoin U.S. ETF Index (ticker: CBTX), which is designed to reflect the price return performance of U.S. exchange-listed spot Bitcoin ETPs. The ETPs whose price return performance a Bitcoin Index seeks to reflect can include the BITB, FBTC, and ARKB, among others. Each Underlying ETF uses OTC Options and/or FLEX Options to employ a "target outcome strategy." Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index (in this case, Spot bitcoin). The pre-determined outcomes sought by the Underlying ETFs, which include downside protection against (before fees and expenses) Spot bitcoin losses exceeding 10% (by providing a Floor against the negative price return of Spot bitcoin exceeding 10% prior to taking into account any fees or expenses charged to the Underlying ETFs) and a cap on upside potential, are based on the

1  The Constituent Exchange Criteria requires each Constituent Exchange to implement policies and procedures designed to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. Additionally, each Constituent Exchange must comply with, among other things, capital market regulations, money transmission regulations, client money custody regulations, know-your-client regulations and anti-money laundering regulations.

CALAMOS LADDERED BITCOIN 90 SERIES STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

price return of Spot bitcoin over an approximate one-year period beginning, generally, on the first business day in the month for which each Underlying ETF is named and ending on the last business day of the preceding month in the following year (the "Target Outcome Period"). Each Underlying ETF establishes a new cap and Floor annually at the beginning of each Target Outcome Period. See "Capital Protection and Cap" below under "Additional Information About Investment Strategies and Related Risks."

If, for example, the Floor is 10% and the price of Spot bitcoin declines by 8% over a Target Outcome Period, an investor in the Underlying Fund would not receive any protection from the Floor because the decline was not greater than 10%.

If, by contrast, the decline of the price of Spot bitcoin over the Outcome Period was 23%, the Floor feature is designed to limit that investor's loss to only 10% of Spot bitcoin's price decline (before total fund operating fees and expenses) over the Target Outcome Period. The Floor percentage (in this case, 10%) should therefore not be understood to apply to any given level of loss. Thus, a 23% decline in the price of Spot bitcoin over a Target Outcome Period would not entitle the investor to protection against 90% of that loss (and therefore would not entitle the investor to protection against all but 2.3% of that loss).

Based on market conditions and other factors at the commencement of each Underlying ETF's Outcome Period, the Adviser seeks to provide investment exposure to the price performance of Spot bitcoin through various means of portfolio construction and management, including the two methods/approaches as may be implemented by the Adviser in its discretion as described below.

In the first method/approach, each Underlying ETF's portfolio will be comprised of options, cash and cash equivalents, and/or U.S. Treasuries. Under this approach, and under normal market conditions, the Underlying ETFs will invest substantially all of their assets in U.S. Treasury securities with remaining maturities of one (1) year or less (the "Treasury Portfolio"), cash, cash equivalents, box spreads, and OTC Options, FLEX Options and/or listed exchange traded options ("Listed Options"). The OTC, FLEX, and/or Listed Options each reference the price performance of either: (A) one or more of the Underlying ETPs or (B) one or more Bitcoin Indexes.

Options used by an Underlying ETF in utilizing box spreads will reference the underlying asset of the box spread trade, which is expected to be the SPX or SPY. Options utilized in seeking to track the positive price return of Spot bitcoin will each reference the price performance of either: (A) one or more of the iShares Bitcoin Trust ETF (IBIT), Grayscale Bitcoin Mini Trust ("BTC"), Bitwise Bitcoin ETF ("BITB"), Fidelity® Wise Origin® Bitcoin Fund ("FBTC") and ARK 21 Shares Bitcoin ETF ("ARKB") (each an "Underlying ETP" and collectively, the "Underlying ETPs") and/ or (B) one or more indexes that are designed to track the price of bitcoin ("Bitcoin Index") Indexes. One example of a Bitcoin Index is the Cboe Bitcoin U.S. ETF Index (ticker: CBTX), which is designed to reflect the price return performance of U.S. exchange-listed spot Bitcoin ETPs. The ETPs whose price return performance a Bitcoin Index seeks to reflect can include the BITB, FBTC, and ARKB, among others.

In the second method/approach, the Underlying ETF's portfolio will be comprised of options and cash and cash equivalents. Under this approach, and under normal market conditions, the Underlying ETF will invest substantially all of its assets in cash and cash equivalents and FLEX Options and/or Listed Options. The FLEX Options and/or Listed Options will each reference the price performance of one or more of the Underlying ETPs and/or a Bitcoin Index.

With respect to each method/approach described above, each of the Underlying ETPs has as a primary investment objective to seek investment results that generally correspond to the price performance of bitcoin (as measured to a stated index or defined bitcoin reference rate) and therefore the performance of the Underlying ETPs and/or Bitcoin Index is expected to be positively correlated to the price performance of Spot bitcoin. Each Bitcoin Index will be designed to track the price performance of bitcoin and therefore each Bitcoin Index is expected to be positively correlated to the price performance of Spot bitcoin.

Each Underlying ETF intends to utilize either FLEX Options and/or Listed Options in place of all OTC Options. The Underlying ETF will not invest directly in bitcoin. Instead, the Underlying ETF seeks to track the positive price return of Spot bitcoin by investing in options that reference the price performance of one or more of the Underlying ETPs which, in turn, own bitcoin and/or options that reference one or more Bitcoin Indexes. The portfolio of options utilized by the Adviser may consist of options on one or more of the Underlying ETPs and/or Bitcoin Index at the determination of the Adviser based on then-current market factors.

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

As of the date hereof, the Underlying Funds invest in options that reference the Cboe Bitcoin U.S. ETF Index ("CBTX"), which is a modified market capitalization-weighted index designed to track the performance of a basket of Bitcoin ETPs listed on U.S. exchanges. Leveraged and inverse exposure Bitcoin ETFs are not eligible for inclusion in CBTX. To be included in CBTX, each constituent must: (i) have a monthly consolidated trading volume of at least 500,000 shares for each month within the immediately preceding six-month period; (ii) have an average consolidated trading volume of at least 1,000,000 shares over the immediately preceding six-month period; (iii) have at least six months of trading history as of the Rebalance Selection Date (defined below); and (iv) have a market capitalization of at least $75 million as of the Rebalance Selection Date. CBTX is rebalanced and reconstituted quarterly in March, June, September and December. The Rebalance Selection Date is as of the last business day of the previous calendar month (i.e., February, May, August and November, respectively).

Each Underlying ETF's strategy has been specifically designed to produce the outcomes (before fees and expenses) based upon Spot bitcoin's returns over the duration of a Target Outcome Period. At the end of each Target Outcome Period, an Underlying ETF's options are generally allowed to expire or be sold at or near their expiration, and the proceeds are used to purchase (or roll into) a new set of options expiring in approximately one year. This means that approximately every quarter (in January, April, July and October), one of the Underlying ETFs will undergo a "reset" of its cap and a refresh of its downside protection.

At any given time the Fund will generally hold shares in four Underlying ETFs, one Underlying ETF with options expiring within one quarter, a second Underlying ETF with options expiring within two quarters, a third Underlying ETF with options expiring within three quarters and a fourth Underlying ETF with options expiring within one year. The rolling or "laddered" nature of the investments in the Underlying ETFs creates diversification of investment time period and market level (meaning the price of Spot bitcoin at any given time) compared to the risk of acquiring or disposing of any one Underlying ETF at any one time. Because the Fund typically will not acquire shares of the Underlying ETFs on the first day of a Target Outcome Period and may dispose of shares of the Underlying ETFs before the end of the Target Outcome Period, the Fund may experience investment returns that are very different from those that the Underlying ETFs seek to provide. If an Underlying ETF has experienced certain levels of either gains or losses since the beginning of its current Target Outcome Period, there may be little to no ability for the Fund to achieve gains or benefit from the downside protection for the remainder of the Target Outcome Period.

When an investor purchases shares of a single Underlying ETF, his or her potential outcomes are limited by the Underlying ETF's stated cap and downside protection (at the Floor) over a defined time period (depending on when the shares were purchased). Alternatively, the Fund's laddered approach provides diversified exposure to all of the Underlying ETFs in a single investment. By owning a laddered portfolio of Underlying ETFs, the Fund has the ability to continue to benefit from increases in the value of Spot bitcoin and to provide a level of downside protection as one of the Underlying ETFs will reset its cap and Floor and refresh its downside protection every quarter based on the price of Spot bitcoin at the time of the reset. In other words, the continual and periodic "refreshing" of the Underlying ETF caps, Floors and downside protection at current Spot bitcoin prices is intended to allow the Fund to continue to benefit from increases in the value of Spot bitcoin, while attempting to limit downside losses. This approach reduces the risk inherent in the Underlying ETFs of having the upside potential for an entire Target Outcome Period capped out in cases of rapid appreciation of Spot bitcoin. It also reduces the risk of failing to benefit from an individual Underlying ETF downside protection in cases where Spot bitcoin has depreciated over the Floor. Approximately every quarter (in January, April, July and October), one of the Underlying ETFs will undergo a reset of its cap and Floor and a refresh of its downside protection, meaning that investors will have the ability to benefit from any appreciation in Spot bitcoin for future periods up to the respective caps of the Underlying ETFs and will have the benefit of the downside protection for future periods. A laddered portfolio can diversify timing risk, similar to how laddered bond portfolios seek to manage timing risks for fixed-income investors.

The Fund intends only to acquire shares of Underlying ETFs in the secondary market and will not engage in any principal transactions with the Underlying ETFs. The Fund intends to generally rebalance its portfolio to equal weight (i.e., 25% per Underlying ETF) semi-annually. The Fund also will acquire and dispose of Underlying ETFs in connection with the creation and redemption of Creation Units between semi-annual rebalances. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Fund having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Fund's returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures. If an over-weighted Underlying ETF underperforms the other Underlying ETFs, the Fund will

CALAMOS LADDERED BITCOIN 90 SERIES STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

experience returns that are inferior to those that would have been achieved if the Underlying ETFs were equally weighted. See Significant Exposure Risk below.

The current list of Underlying ETFs in the Fund's portfolio can be found at https://www.calamos.com/capabilities/structured-protection-etfs/. The Fund's website will provide, on a daily basis, the proportion of the Fund's assets invested in each Underlying ETF at any given time. Each Underlying ETF's website provides important information (including Target Outcome Period start and end dates, the cap (both gross and net of fees) and Floor and downside protection both at the start of the Underlying ETF's Target Outcome Period and on any particular day relative to the end of the Target Outcome Period).

Although this website information may be useful in understanding the investment strategies of the Underlying ETFs, it is limited in providing an investor of the Fund with all of the risks and potential outcomes associated with an investment in the Underlying ETFs. For example, it does not provide a direct example of your potential investment return in the Fund because of the Fund's laddered exposure to the Underlying ETFs in which each one of the Underlying ETFs will reset its cap and refresh its downside protection annually based on prevailing market conditions.

The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment strategy may include active and frequent trading. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except to the extent that the underlying reference index of the Underlying ETFs invests more than 25% of its assets in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies, and investments that provide exposure to bitcoin.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. You should not consider investing in the Fund if your investment objective differs from the Fund's investment objective or if you are not willing to accept the principal risks associated with an investment in the Fund. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

The principal risks of investing in the Fund include:

•  Absence of an Active Market Risk — The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund's shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants' ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund's shares are trading on the Exchange, which could result in a decrease in value of the Fund's shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

•  Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

•  Cap Change Risk — A new Underlying ETF cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, a cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods. Investors should monitor the changes in the Cap for each Outcome Period for each Underlying ETF, information for which will be made available pursuant to the procedure outlined in the Fund's prospectus.

•  Cap Risk — While the Fund itself is not subject to a specific Floor or Cap, there can be no guarantee that the Underlying ETFs will be successful in their strategy to provide protection against 90% of the negative price return (before total Underlying ETFs operating fees and expenses) of Spot bitcoin over the Outcome Period. Each Underlying ETF's strategy seeks to deliver returns that track those of Spot bitcoin (up to the Cap), while attempting to limit downside losses exceeding 10% (by providing a Floor against the negative price return of Spot bitcoin exceeding 10% prior to taking into account any fees or expenses charged to the Underlying ETFs), if the Underlying ETF's Shares are held at the time at which the Underlying ETF enters into OTC Options or FLEX Options and/or Listed Options and U.S. Treasury securities, if applicable, and box spreads, cash, cash equivalents and held until those instruments expire at the end of the Outcome Period. In the event the Fund purchases Underlying ETFs Shares after these instruments were entered into or sells Underlying ETFs Shares prior to the expiration (or maturity) of these investments, the Floor that the Underlying ETFs seeks to provide may not be available. If the Outcome Period has begun and the price of Spot bitcoin has increased in value, the Floor will not protect any decreases in the price of Spot bitcoin and therefore the Fund may experience losses from this appreciated value until the Underlying ETFs reaches its original NAV from the commencement of the Outcome Period. Similarly, if the Fund purchases Underlying ETFs Shares after the commencement of the Outcome Period and the price of Spot bitcoin has increased in value, the Fund will not benefit from the Floor until the price of Spot bitcoin decreases to its original value at the commencement of the Outcome Period. Accordingly, the Fund will not receive the protection that the Underlying ETF seeks to provide until the Underlying ETF experiences losses that return it to its value at the commencement of the Outcome Period. If the OTC Options, and FLEX Options and/or Listed Options and U.S. Treasury securities, if applicable, and cash and cash equivalents (and therefore the Capital Protection) do not perform as expected, the Fund may experience significant losses on its investment, including the loss of its entire investment.

•  Capped Upside Risk — Each Underlying ETF's strategy seeks to provide returns (before fees and expenses) that match the price return of Spot bitcoin for shares acquired on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event that the Fund acquires Underlying ETF shares after the first day of a Target Outcome Period and the Underlying ETF has risen in value to a level near or at the cap (because the Fund's potential gain will be limited to the difference between the Underlying ETF's NAV on the date the Fund purchases Underlying ETF shares and the cap), there may be little or no ability for the Fund to experience an investment gain on its shares, however, the Fund will remain vulnerable to downside risks. This could be true for all of the Underlying ETFs held by the Fund at a certain point in time severely limiting the Fund's ability to participate in gains during that time. If Spot bitcoin experiences gains during a Target Outcome Period, an

CALAMOS LADDERED BITCOIN 90 SERIES STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

Underlying ETF will not participate in those gains beyond the cap. If the Fund buys Underlying ETF shares when the price exceeds the cap, the Fund will not experience any gain regardless of the performance of Spot bitcoin.

•  Cash Holdings Risk — To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund's performance and ability to achieve its investment objective.

•  Concentration Risk — Underlying ETPs — The Underlying ETPs hold only bitcoin and cash. As a result, the Underlying ETPs' holdings are not diversified. Accordingly, the Underlying ETPs' net asset value may be more volatile than another investment vehicle with a more broadly diversified portfolio and may fluctuate substantially over short or long periods of time. Fluctuations in the price of bitcoin are expected to have a direct impact on the value of the shares of the Underlying ETPs.

  The Underlying ETPs are passive investment vehicles that do not seek to generate returns beyond tracking the price of bitcoin. The Sponsors (the managers or organizations in charge of creating and administering a given ETP) do not actively manage the bitcoin held by the Underlying ETPs. This means the Sponsors do not speculatively sell bitcoin at times when its price is high or speculatively acquire bitcoin at low prices in the expectation of future price increases. It also means the Underlying ETPs will not utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective. Any losses sustained by the Underlying ETPs will adversely affect the value of its shares.

•  Clearing Member Default Risk — Transactions in certain options such as FLEX Options and Listed Options are required to be centrally cleared ("cleared options"). In a transaction involving cleared options, the Underlying ETFs' counterparty is a clearing house, such as the Options Clearing Corporation ("OCC"), rather than a bank or broker. Since the Underlying ETFs are not members of clearing houses and only members of a clearing house ("clearing members") can participate directly in the clearing house, the Underlying ETFs will hold cleared options through accounts at clearing members. In cleared options positions, the Underlying ETFs will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Margin requirements are set by the OCC and the Underlying ETFs' clearing member and generally may be increased at any time. Margin requirements could increase significantly during periods of volatility or market disruptions, and the Underlying ETFs may be forced to sell assets at a disadvantageous time or price to meet such margin calls, which could negatively impact the Underlying ETFs' performance. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member's individual customers. As a result, assets deposited by the Underlying ETFs with any clearing member as margin for its options contracts may, in certain circumstances, be used to satisfy losses of other clients of the Underlying ETFs' clearing member. In addition, although clearing members guarantee performance of their clients' obligations to the clearing house, there is a risk that the assets of the Underlying ETFs might not be fully protected in the event of the clearing member's bankruptcy. The Underlying ETFs are also subject to the risk that a limited number of clearing members are willing to transact on the Underlying ETFs' behalf, which heightens the risks associated with a clearing member's default. If a clearing member defaults the Underlying ETFs could lose some or all of the benefits of a transaction entered into by the Underlying ETFs with the clearing member. The loss of a clearing member for the Underlying ETFs to transact with could result in increased transaction costs and other operational issues that could impede an Underlying ETF's ability to implement its investment strategy. If an Underlying ETF cannot find a clearing member to transact with on the Underlying ETF's behalf, the Underlying ETF may be unable to effectively implement its investment strategy.

•  Correlation Risk — Prior to the expiration date of any options held by the Underlying ETFs, the value of the options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Underlying ETF's valuation policy. Because a component of the options' value will be affected by, among other things, changes in the share prices of the Underlying ETPs and/or Bitcoin Index, changes in interest rates, changes in the actual and implied volatility of the of the Underlying ETPs and/or Bitcoin Index and bitcoin and the remaining time until the options expire, the value of the Underlying ETFs' options positions is not anticipated to increase or decrease at the same rate as the share price of the Underlying ETPs and/or Bitcoin Index, and it is possible they may move in different directions, and as a result, the Fund's NAV may not increase or decrease at the same rate as the share price of the Underlying ETPs and/or Bitcoin

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

Index. If the assets held by the Underlying ETFs do not perform as expected, the Underlying ETFs may experience losses which may be significant. The Underlying ETFs' strategy is designed to produce the outcomes upon the expiration of the options on or before the last business day of the Outcome Period, and it should not be expected that the outcomes will be provided at any point other than the end of the Outcome Period. While the performance of the Underlying ETPs and/or Bitcoin Index is expected to be positively correlated to the performance of Spot bitcoin, it is possible that the performance of the Underlying ETPs and/or Bitcoin Index will not be so correlated, which could cause the Underlying ETFs to suffer losses.

•  Costs of Buying and Selling Fund Shares — Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

•  Counterparty Risk — Underlying ETF transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Underlying ETF. Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to an Underlying ETF and, in turn, the Fund. An Underlying ETF may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to listed options and FLEX Options. As a result, the ability of an Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF and, in turn, the Fund could suffer significant losses.

•  Derivatives Risk — Derivatives are instruments, such as options, futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counterparty risk, meaning that the party with whom the Fund enters into a derivative transaction may experience a significant credit event and/or may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•  Digital Assets Risk — Risk factors related to digital assets include:

-  The trading prices of many digital assets, including bitcoin, have experienced extreme volatility and may continue to do so. Extreme volatility in the future, including further declines in the trading prices of bitcoin, could have a material adverse effect on the value of the Underlying ETPs and/or Bitcoin Index and the Underlying ETPs and/or Bitcoin Index could lose all or substantially all of their value.

-  The value of the Underlying ETPs and/or Bitcoin Index are subject to a number of factors relating to the fundamental investment characteristics of bitcoin as a digital asset, including the fact that digital assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies such as the Bitcoin Blockchain.

-  Digital assets represent a new and rapidly evolving industry, and the value of the Underlying ETPs and/or Bitcoin Index depend on the acceptance of bitcoin.

-  Changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network's ability to grow and respond to challenges.

Risk factors related to digital asset markets include:

-  The value of the Underlying ETPs and/or Bitcoin Index relate to the value of bitcoins, the value of which may be highly volatile and subject to fluctuations due to a number of factors.

CALAMOS LADDERED BITCOIN 90 SERIES STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

-  The BRRNY and similar pricing sources have a limited performance history, their rates price could fail to track the global bitcoin price, and a failure of the price could adversely affect the value of the Underlying ETPs and/or Bitcoin Index.

-  While the Fund's investment objective is to track the positive price return of the BRRNY in the manner described previously, the BRRNY is only one source of spot bitcoin pricing and it may not track to a generally accepted bitcoin price.

-  The indexes prices used to calculate the value of the Underlying ETPs' bitcoin may be volatile, adversely affecting the value of the Shares.

The value of the Underlying ETPs and/or Bitcoin Index relates directly to the value of bitcoin, the value of which may be highly volatile and subject to fluctuations due to a number of factors that could adversely affect the value of the Underlying ETPs and/or Bitcoin Index. Those factors include:

-  an increase in the global bitcoin supply or a decrease in global bitcoin demand;

-  market conditions of, and overall sentiment towards, the digital assets and blockchain technology industry;

-  the adoption of bitcoin as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of the open-source software protocol of the bitcoin network, and its ability to meet user demands;

-  manipulative trading activity on digital asset trading platforms, which, in many cases, are largely unregulated;

-  forks in the bitcoin network (a fork can introduce new security and operability risks to the original and the new networks, and may adversely impact confidence in the digital assets, and consequentially, their value);

-  investors' expectations with respect to interest rates, the rates of inflation of fiat currencies or bitcoin, and digital asset exchange rates;

-  consumer preferences and perceptions of bitcoin specifically and digital assets generally;

-  negative events, publicity, and social media coverage relating to the digital assets and blockchain technology industry;

-  fiat currency withdrawal and deposit policies on digital asset trading platforms;

-  the liquidity of digital asset markets and any increase or decrease in trading volume or market making on digital asset markets;

-  business failures, bankruptcies, hacking, fraud, crime, government investigations, or other negative developments affecting digital asset businesses, including digital asset trading platforms, or banks or other financial institutions and service providers which provide services to the digital assets industry; the use of leverage in digital asset markets, including the unwinding of positions, "margin calls", collateral liquidations and similar events;

-  investment and trading activities of large or active consumer and institutional users, speculators, miners, and investors in bitcoin;

-  an active derivatives market for bitcoin or for digital assets generally;

-  monetary policies of governments, legislation or regulation, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of bitcoin as a form of payment or the purchase of bitcoin on the digital asset markets;

-  global or regional political, economic or financial conditions, events and situations, or major public issues;

-  fees associated with processing a bitcoin transaction and the speed at which bitcoin transactions are settled;

-  the maintenance, troubleshooting, and development of the bitcoin network including by miners and developers worldwide;

-  the ability for the bitcoin network to attract and retain miners to secure and confirm transactions accurately and efficiently;

-  ongoing technological viability and security of the bitcoin network and bitcoin transactions, including vulnerabilities against hacks and scalability;

-  financial strength of market participants;

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

-  the availability and cost of funding and capital;

-  the liquidity and credit risk of digital asset trading platforms;

-  interruptions in service from or closures or failures of major digital asset trading platforms or their banking partners, or outages or system failures affecting the bitcoin network;

-  decreased confidence in digital assets and digital assets trading platforms;

-  poor risk management or fraud by entities in the digital assets ecosystem;

-  increased competition from other forms of digital assets or payment services; and

-  the acquisitions or dispositions of bitcoin by one or more of the Underlying ETPs, since there is no limit on the number of bitcoin that the Underlying ETPs may acquire.

The trading prices of many digital assets, including bitcoin, have experienced extreme volatility and may continue to do so. Extreme volatility in the future, including declines in the trading prices of bitcoin, could have a material adverse effect on the value of the Underlying ETPs and/or Bitcoin Index. The digital asset markets may still be experiencing a bubble or may experience a bubble again in the future. The value of a bitcoin is subject to momentum pricing due to speculation regarding future appreciation in value rather than robust fundamental analysis, leading to greater volatility.

Digital assets represent a new and rapidly evolving industry, and the value of the Underlying ETPs and/or Bitcoin Index depends on the market acceptance of bitcoin. Digital asset networks, including the Bitcoin peer-to-peer network and associated blockchain ledger (the "Bitcoin Blockchain" and together the "bitcoin network"), and the software used to operate them are in the early stages of development. Given the recentness of the development of digital asset networks, digital assets may not function as intended and parties may be unwilling to use digital assets, which would dampen the growth, if any, of digital asset networks. Because bitcoin is a digital asset, the value of each of the Underlying ETPs' shares is subject to a number of factors relating to the fundamental investment characteristics of digital assets, including the fact that digital assets are bearer instruments and loss, theft, compromise, or destruction of the associated private keys could result in permanent loss of the asset. In addition, the Bitcoin Blockchain has experienced in the past, and may experience in the future, several quirks and unique events, including the first block of bitcoin being untradeable; a 2013 change in how transactions were processed leading to a temporary split in the blockchain; the blockchain experiencing small reorganizations due to network propagation issues or miner behavior; and the block subsidy halving in 2020 taking longer than expected due to slower block times.

Digital asset networks are dependent upon the internet. A disruption of the internet or a digital asset network, such as the bitcoin network, would affect the ability to transfer digital assets, including bitcoin, and, consequently, their value.

To the extent that any miners cease to record transactions that do not include the payment of a transaction fee in solved blocks or do not record a transaction because the transaction fee is too low, such transactions will not be recorded on the Bitcoin Blockchain until a block is mined by a miner who does not require the payment of transaction fees or is willing to accept a lower fee. Any widespread delays in the recording of transactions could result in a loss of confidence in a digital asset network.

If the digital asset award for mining blocks and transaction fees for recording transactions on the bitcoin network are not sufficiently high to incentivize miners, or if certain jurisdictions continue to limit mining activities, miners may cease expanding processing power to mine blocks, could demand high transaction fees or confirmations of transactions on the Bitcoin Blockchain could be slowed, each of which could negatively impact the value of bitcoin and the value of the Underlying ETPs and/or Bitcoin Index.

Digital asset mining operations can consume significant amounts of electricity, which may have a negative environmental impact and give rise to public opinion against allowing, or government regulations restricting, the use of electricity for mining operations. Additionally, miners may be forced to cease operations during an electricity shortage or power outage, or if electricity prices increase where the mining activities are performed.

The open-source structure of many digital asset network protocols, such as the protocol for the bitcoin network, means that developers and other contributors are generally not directly compensated for their contributions in maintaining and developing such protocols. A loose community referred to as the "core developers" and other contributors to the bitcoin network are

CALAMOS LADDERED BITCOIN 90 SERIES STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

generally not directly compensated for their contributions in maintaining and developing the bitcoin network protocol. A failure to properly monitor and upgrade the bitcoin network protocol could damage the bitcoin network and the value of the Underlying ETPs and/or Bitcoin Index. Bitcoin is rewarded solely for mining activity and is not sold to raise capital for the Bitcoin network, and the bitcoin network protocol itself is made available for free rather than sold or made available subject to licensing or subscription fees and its use does not generate revenues for its development team. Consequently, there is a lack of financial incentive for developers to maintain or develop the bitcoin network and the core developers may lack the resources to adequately address emerging issues with the bitcoin network protocol. Although the bitcoin network is currently supported by the core developers, there can be no guarantee that such support will continue or be sufficient in the future. For example, the bitcoin network is maintained and developed largely on a GitHub resource section dedicated to bitcoin development, and there have been recent reports that the number of core developers who have the authority to make amendments to the bitcoin network's source code in the GitHub repository is relatively small, although there are believed to be a larger number of developers who contribute to the overall development of the source code of the bitcoin network. Alternatively, some developers may be funded by entities whose interests are at odds with other participants in the bitcoin network. In addition, a bad actor could also attempt to interfere with the operation of the bitcoin network by attempting to exercise a malign influence over a core developer. To the extent that material issues arise with the bitcoin network protocol and the core developers and open-source contributors are unable to address the issues adequately or in a timely manner, the bitcoin network and therefore the value of the Underlying ETPs and/or Bitcoin Index may be adversely affected.

The core developers can propose amendments to the bitcoin network's source code that, if accepted by miners and users, could alter the protocols and software of the bitcoin network and the properties of bitcoin. These alterations would occur through software upgrades, and could potentially include changes to the irreversibility of transactions and limitations on the mining of new bitcoin, which could undermine the appeal and market value of bitcoin. Alternatively, software upgrades and other changes to the protocols of the bitcoin network could fail to work as intended or could introduce bugs, security risks, or otherwise adversely affect, the speed, security, usability, or value of the bitcoin network or bitcoins. As a result, the bitcoin network could be subject to changes to its protocols and software in the future that may adversely affect the value of the Underlying ETPs and/or Bitcoin Index. The acceptance of software patches or upgrades by a significant, but not overwhelming, percentage of the users and miners in a digital asset network, such as the bitcoin network, could result in a "fork" in such network's blockchain, including the Bitcoin Blockchain, resulting in the operation of multiple separate networks. Even where amendments are approved by all or substantially all of the users and miners of bitcoin network, those amendments to the protocols and software could adversely affect the value of the Underlying ETPs and/or Bitcoin Index. The Bitcoin Blockchain has experienced forks previously.

The governance of decentralized networks, such as the bitcoin network, is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of any particular decentralized digital asset network, which may stymie such network's utility and ability to grow and face challenges. As a result, there may be a lack of consensus or clarity on the governance of the bitcoin network, which may stymie the bitcoin network's utility and ability to grow and face challenges. In particular, it may be difficult to find solutions or martial sufficient effort to overcome any future problems on the bitcoin network, especially long-term problems. Further, changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network's ability to grow and respond to challenges. The foregoing notwithstanding, the protocols for some decentralized networks, such as the bitcoin network, are informally managed by a group of core developers that propose amendments to the relevant network's source code. Core developers' roles evolve over time, largely based on self-determined participation. As a result of the foregoing, it may be difficult to find solutions or marshal sufficient effort to overcome any future problems, especially long-term problems, on digital asset networks. If a significant majority of users and miners adopt amendments to a decentralized network based on the proposals of such core developers, such network will be subject to new protocols that may adversely affect the value of the relevant digital asset.

The Underlying ETPs are not actively managed and will not have any formal strategy relating to the development of the bitcoin network.

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

Moreover, in the past, flaws in the source code for digital assets have been exposed and exploited, including flaws that disabled some functionality for users, exposed users' personal information and/or resulted in the theft of users' digital assets. The cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the bitcoin network or take the Underlying ETPs' bitcoin, which would adversely affect the value of the Underlying ETPs shares. Moreover, functionality of the bitcoin network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for bitcoin. Even if another digital asset other than bitcoin were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of the Underlying ETPs and/or Bitcoin Index.

All networked systems are vulnerable to various kinds of attacks. As with any computer network, the bitcoin network contains certain flaws. For example, the bitcoin network is currently vulnerable to a "51% attack" where, if a miner or mining pool were to gain control of more than 50% of the hash rate for a bitcoin network, it would be able to prevent new transactions from being confirmed, and reverse new transactions that are completed while they are in control of the network, effectively enabling them to double-spend their bitcoins. In addition, many digital asset networks have been subjected to a number of denial-of-service attacks, which has led to temporary delays in block creation and in the transfer of bitcoin. Any similar attacks on the bitcoin network that impact the ability to transfer bitcoin could have a material adverse effect on the price of bitcoin and the value of the Fund Shares.

Bitcoin has only recently become selectively accepted as a means of payment by retail and commercial outlets, and use of bitcoin by consumers to pay such retail and commercial outlets remains limited. Banks and other established financial institutions may refuse to process funds for bitcoin transactions, process wire transfers to or from digital asset trading platforms, bitcoin-related companies or service providers or maintain accounts for persons or entities transacting in bitcoin. As a result, the price of bitcoin may be influenced to a significant extent by speculators and miners, thus contributing to price volatility that makes retailers less likely to accept it as a form of payment in the future. Volatility in the price of digital assets may dampen liquidity in the market and damage the public perception of digital assets generally or any one digital asset in particular, such as bitcoin, and their or its utility as a payment system, which could decrease the price of digital assets generally or individually. Further, the lack of availability of banking services could prevent the Underlying ETPs from being able to complete creations and redemptions of Baskets, the timely liquidation of bitcoin and withdrawal of assets from the custodians on behalf of the respective Underlying ETPs, even if the Underlying ETPs' sponsors determined that such liquidation was appropriate or suitable, or otherwise disrupt the Underlying ETPs' operations.

Certain privacy-preserving features have been or are expected to be introduced to digital asset networks, such as the bitcoin network, and platforms or businesses that facilitate transactions in bitcoin may be at an increased risk of criminal or civil lawsuits, or of having banking services cut off, if there is a concern that these features interfere with the performance of anti-money laundering duties and economic sanctions checks or facilitate illicit financing or crime.

Users, developers and miners may otherwise switch to or adopt certain digital assets at the expense of their engagement with other digital asset networks, which may negatively impact those networks, including the bitcoin network. Competition from the emergence or growth of other digital assets or methods of investing in bitcoin could have a negative impact on the price of bitcoin and adversely affect the value of the Fund Shares.

Many digital asset networks, including the bitcoin network, face significant scaling challenges due to the fact that public blockchains generally face a tradeoff between security and scalability. One means through which public blockchains achieve security is decentralization, meaning that no intermediary is responsible for securing and maintaining these systems. For example, a greater degree of decentralization generally means a given digital asset network is less susceptible to manipulation or capture. A digital asset network may be limited in the number of transactions it can process by the capabilities of each single fully participating node. Attempts to increase the volume of transactions may not be effective, and such upgrades may fail, resulting in potentially irreparable damage to the bitcoin network and to the value of bitcoin.

CALAMOS LADDERED BITCOIN 90 SERIES STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

If corresponding increases in network throughput lag behind growth in the use of digital asset networks, average fees and settlement times may increase considerably. For example, the bitcoin network has been, at times, at capacity, which has led to increased transaction fees. Since January 1, 2019, bitcoin transaction fees have increased from $0.18 per-bitcoin transaction, on average, to a high of $60.95 per transaction, on average, on April 20, 2021. As of December 31, 2023, bitcoin transaction fees were $4.45 per transaction, on average, over a one-year trailing basis. Increased fees and decreased settlement speeds could preclude certain uses for bitcoin (e.g., micropayments), and could reduce demand for, and the price of, bitcoin, which could adversely impact the value of the Underlying ETPs and/or Bitcoin Index. In May 2023, events related to the adoption of ordinals, which are a means of inscribing digital content on the Bitcoin Blockchain, caused transaction fees to temporarily spike above $30 per transaction.

There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of the bitcoin network transactions will be effective, or how long these mechanisms will take to become effective, which could cause the bitcoin network to not adequately resolve scaling challenges and adversely impact the adoption of bitcoin as a medium of exchange and the value of the Underlying ETPs and/or Bitcoin Index.

Digital assets may have concentrated ownership — large holders referred to as "whales" — and large sales or distributions by holders of such digital assets could have an adverse effect on the market price of such digital assets. Given the large amount of bitcoin they hold, these holders have the ability to manipulate the price of bitcoin.

The largest bitcoin wallets are believed to hold, in aggregate, a significant percentage of the bitcoins in circulation. Moreover, it is possible that other persons or entities control multiple wallets that collectively hold a significant number of bitcoins, even if they individually only hold a small amount, and it is possible that some of these wallets are controlled by the same person or entity. As a result of this concentration of ownership, large sales or distributions by such holders could have an adverse effect on the market price of bitcoin.

The indexes utilized by the Underlying ETPs have a limited performance history, the index price could fail to track the global bitcoin price, and a failure of the index price could adversely affect the value of the Underlying ETPs' shares.

The index prices used by the respective Underlying ETPs to calculate the value of the Underlying ETPs' bitcoin may be volatile, adversely affecting the value of the Underlying ETPs' shares. Because the Underlying ETPs hold only bitcoin and cash, an investment in the Underlying ETPs may be more volatile than an investment in a more broadly diversified portfolio. Accordingly, the Underlying ETPs' net asset values may be more volatile than another investment vehicle with a more broadly diversified portfolio and may fluctuate substantially over short or long periods of time. Fluctuations in the price of bitcoin are expected to have a direct impact on the value of the Underlying ETPs' shares.

Digital asset trading platforms are relatively new and, in some cases, unlicensed, unregulated, operate without extensive supervision by governmental authorities. Many operate outside the United States and may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions, may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators. As a result, trading activity on or reported by these digital asset trading platforms is generally significantly less regulated than trading in regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues.

Furthermore, while many prominent digital asset trading platforms provide the public with significant information regarding their ownership structure, management teams, corporate practices, cybersecurity and regulatory compliance, many digital asset trading platforms do not provide this information. Digital asset trading platforms may not be subject to, or may not be operating in compliance with, regulation in a similar manner as other regulated trading platforms, such as national securities exchanges or designated contract markets. As a result, the marketplace may lose confidence in digital asset trading platforms, including prominent platforms that handle a significant volume of bitcoin trading. Digital asset trading platforms are subject to enforcement actions by regulatory authorities and may be operating out of compliance with regulation.

The bitcoin market globally and in the United States is not subject to comparable regulatory guardrails as exist in regulated securities markets. Furthermore, many bitcoin trading venues lack certain safeguards put in place by exchanges for more

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

traditional assets to enhance the stability of trading on the exchanges and prevent "flash crashes," such as limit-down circuit breakers. As a result, the prices of bitcoin on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Tools to detect and deter fraudulent or manipulative trading activities such as market manipulation, front-running of trades, and wash-trading may not be available to or employed by digital asset trading platforms, or may not exist at all. The SEC has identified possible sources of fraud and manipulation in the bitcoin market generally, including, among others: (1) "wash trading"; (2) persons with a dominant position in bitcoin manipulating bitcoin pricing; (3) hacking of the bitcoin network and trading platforms; (4) malicious control of the bitcoin network; (5) trading based on material, non-public information (for example, plans of market participants to significantly increase or decrease their holdings in bitcoin, new sources of demand for bitcoin) or based on the dissemination of false and misleading information; (6) manipulative activity involving purported "stablecoins," including Tether (the price of bitcoin may be affected due to stablecoins (including Tether and U.S. Dollar Coin (USDC)), the activities of stablecoin issuers and their regulatory treatment); and (7) fraud and manipulation at bitcoin trading platforms. The effect of potential market manipulation, front-running, wash-trading, and other fraudulent or manipulative trading practices may inflate the volumes actually present in crypto market and/or cause distortions in price, which could adversely affect the value of the Underlying ETPs and/or Bitcoin Index and cause losses to the Fund.

As digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, OCC, CFTC, FINRA, CFPB, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS and state financial institution regulators) have been examining the operations of digital asset networks, digital asset users and the digital asset trading platform markets, with particular focus on the extent to which digital assets can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises and the safety and soundness of exchanges or other service-providers that hold digital assets for users. Many of these state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, federal and state agencies, and other countries have issued rules or guidance about the treatment of digital asset transactions or requirements for businesses engaged in digital asset activity. However, no U.S. federal or state agency exercises comprehensive supervisory jurisdiction over global or domestic markets for bitcoin.

U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity. The U.S. Treasury Department has expressed concern regarding digital assets' potential to be used to fund illicit activities and may seek to implement new regulations governing digital asset activities to address these concerns. Digital asset markets in the United States exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of bitcoin or the Fund Shares, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of bitcoins, mining activity, digital wallets, the provision of services related to trading and custodying bitcoin, the operation of the bitcoin network, or the digital asset markets generally.

Various foreign jurisdictions have, and may continue to, in the near future, adopt laws, regulations or directives that may affect the bitcoin network, digital asset trading platforms, and their users, particularly digital asset trading platforms and service providers that fall within such jurisdictions' regulatory scope. There remains significant uncertainty regarding foreign governments' future actions with respect to the regulation of digital assets and digital asset trading platforms. Such laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of bitcoin by users, merchants and service providers outside the United States and may therefore impede the growth or sustainability of the bitcoin economy in their jurisdictions or globally, or otherwise negatively affect the value of bitcoin. The effect of any future regulatory change on the Underlying ETPs and/or Bitcoin Index or on bitcoin is impossible to predict, but such change could be substantial and adverse to the Underlying ETPs and/or Bitcoin Index and the value of the Fund Shares.

Competition from central bank digital currencies ("CBDCs") and emerging payments initiatives involving financial institutions could adversely affect the value of bitcoins and other digital assets.

In addition, over the past several years, some digital asset trading platforms have been closed due to fraud and manipulative activity, business failure or security breaches. In many of these instances, the customers of such digital asset trading platforms were not compensated or made whole for the partial or complete losses of their account balances in such digital asset trading

CALAMOS LADDERED BITCOIN 90 SERIES STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

platforms. While, generally speaking, smaller digital asset trading platforms are less likely to have the infrastructure and capitalization that make larger digital asset trading platforms more stable, larger digital asset trading platforms are more likely to be appealing targets for hackers and malware and their shortcomings or ultimate failures are more likely to have contagion effects on the digital asset ecosystem, and therefore may be more likely to be targets of regulatory enforcement action.

•  Risks Associated with the Index — General — The failure of the respective Index methodology to measure the actual value of bitcoin could have an adverse effect on the Underlying ETPs and/or Bitcoin Index. In addition, the value of bitcoin as calculated by the Index methodology may differ from the value of bitcoin calculated by other methodologies and the price of bitcoin on any single spot market.

The Underlying ETPs and/or Bitcoin Index may not achieve the desired degree of correlation between their performance and that of their respective Index and thus may not achieve their investment objective. With respect to the Underlying ETPs, the difference in performance may be due to factors such as fees, transaction costs, redemptions of, and subscriptions for, an Underlying ETP's shares, pricing differences, differences in the timing of the addition or removal of constituent exchanges underlying the Index used by the Underlying ETP to determine its NAV or the cost to the Underlying ETPs of complying with various new or existing regulatory requirements.

Digital Assets Risks — Risks Associated with the Indices — Underlying ETPs —

A.  IBIT

The Index used by IBIT to determine the net asset value of the iShares Bitcoin Trust ETF on each Business Day is based on the value of bitcoin as reflected by the index was developed by the CF Benchmarks Ltd., the "Index Administrator". The Index Administrator has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the IBIT's NAV. Any such changes could affect the present, past and expected levels of the Index and could adversely affect performance of the Index. The Index Administrator does not have any obligation to take the needs of the IBIT fund, the IBIT fund's shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. By investing in IBIT, shareholders will have no rights against the Index Administrator or any other persons that have discretion over the Index, even though these entities administer, oversee and determine the Index.

Furthermore, because the number of digital asset trading platforms is limited, the Index will necessarily be comprised of a limited number of digital asset trading platforms. If a digital asset trading platform were subjected to regulatory, volatility or other pricing issues, the Index Administrator would have limited ability to remove such digital asset trading platform from the Index, which could skew the price of bitcoin as represented by the Index. Trading on a limited number of digital asset trading platforms may result in less favorable prices and decreased liquidity of bitcoin and, therefore, could have an adverse effect on the value of IBIT's shares.

B.  BTC

The Index used to price the shares of BTC is the CoinDesk Bitcoin Price Index (XBX) (the "Index") developed by CoinDesk indices, Inc. (the "Index Provider"). The Index is a U.S. dollar-denominated composite reference rate for the price of Bitcoin. The Index is designed to (1) mitigate the effects of fraud, manipulation and other anomalous trading activity from impacting the Bitcoin reference rate, (2) provide a real-time, volume-weighted fair value of Bitcoin and (3) appropriately handle and adjust for non-market related events. The Index Provider formally re-evaluates the weighting algorithm quarterly, but maintains discretion to change the way in which an Index Price is calculated based on its periodic review or in extreme circumstances. The exact methodology to calculate the Index Price is not publicly available. The Index is designed to limit exposure to trading or price distortion of any individual Digital Asset Trading Platform that experiences periods of unusual activity or limited liquidity by discounting, in real-time, anomalous price movements at individual Digital Asset Trading Platforms. The Digital Asset Trading Platforms that are included in the Index (the Constituent Trading Platforms) are selected by the Index Provider utilizing a methodology that is guided by the International Organization of Securities Commissions ("IOSCO") principles for financial benchmarks. For an exchange to become a Constituent Trading Platform, it must satisfy the Inclusion Criteria described in this prospectus, as may be updated by the Index Provider from time to time.

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

The Index has a limited history and the Index Price is a composite reference rate calculated using trading price data from various Digital Asset Trading Platforms chosen by the Index Provider. The Index Provider may remove or add Digital Asset Trading Platforms to the Index in the future at its discretion. Although the Index is designed to accurately capture the market price of Bitcoin, third parties may be able to purchase and sell Bitcoin on public or private markets not included among the constituent Digital Asset Trading Platforms of the Index, and such transactions may take place at prices materially higher or lower than the Index Price. Moreover, there may be variances in the prices of Bitcoin on the various Digital Asset Trading Platforms, including as a result of differences in fee structures or administrative procedures on different Digital Asset Trading Platforms. The price of Bitcoin on public Digital Asset Trading Platforms has a limited history, and during this history, Bitcoin prices on the Digital Asset Markets more generally, and on Digital Asset Trading Platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. While the Index is designed to limit exposure to the interruption of individual Digital Asset Trading Platforms, the Index Price, and the price of Bitcoin generally, remains subject to volatility experienced by Digital Asset Trading Platforms, and such volatility could adversely affect the value of the Shares. Furthermore, because the number of Digital Asset Trading Platforms is limited, the Index will necessarily be comprised of a limited number of Digital Asset Trading Platforms. If a Digital Asset Trading Platform were subjected to regulatory, volatility or other pricing issues, the Index Provider would have limited ability to remove such Digital Asset Trading Platform from the Index, which could skew the price of Bitcoin as represented by the Index. Trading on a limited number of Digital Asset Trading Platforms may result in less favorable prices and decreased liquidity of Bitcoin and, therefore, could have an adverse effect on the value of the Shares.

C.  BITB

BITB will establish its net asset value with reference to the CME CF Bitcoin Reference Rate — New York Variant ("BRRNY") which is a standardized reference rate published by CF Benchmarks Ltd. (the "Benchmark Provider") that is designed to reflect the performance of bitcoin in U.S. dollars. The BRRNY is calculated by the Benchmark Provider based on an aggregation of executed trade flow of major bitcoin trading platforms ("Constituent Platforms"). The BRRNY currently uses substantially the same methodology as the CME CF Bitcoin Reference Rate ("BRR"), including utilizing the same six Constituent Platforms, which is the underlying rate to determine settlement of Chicago Mercantile Exchange ("CME") bitcoin futures contracts, except that the BRRNY is calculated as of 4:00 p.m. Eastern time, whereas the BRR is calculated as of 4:00 p.m. London time.

The BRRNY and the BRR have a limited history and their value is an average composite reference rate calculated using volume-weighted trading price data from the Constituent Platforms. A longer history of actual performance through various economic and market conditions would provide greater and more reliable information for an investor to assess BRRNY's performance. The Benchmark Provider has substantial discretion at any time to change the methodology used to calculate the BRRNY, including the Constituent Platforms that contribute prices to the Bitwise Bitcoin Trust's NAV. The Benchmark Provider does not have any obligation to take the needs of the Bitwise Bitcoin Trust, the Shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the BRRNY will appropriately track the price of bitcoin in the future. Neither the CME Group nor the Benchmark Provider has any obligation to take the needs of the Bitwise Bitcoin Trust or the Shareholders into consideration in determining, composing, or calculating the BRRNY or in the selection of the Constituent Platforms used. The Constituent Platforms are chosen by the Benchmark Provider, under the oversight of the CME CF Cryptocurrency Pricing Products Oversight Committee. Although the BRRNY is intended to accurately capture the market price of bitcoin, third parties may be able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms, and such transactions may take place at prices materially higher or lower than the BRRNY price. The pricing sources (Constituent Platforms) used by the BRRNY are digital asset trading venues that facilitate the buying and selling of bitcoin and other digital assets.

Although many pricing sources refer to themselves as "exchanges," they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. These circumstances could affect the price of bitcoin used in BRRNY calculations and, therefore, could adversely affect the bitcoin price as reflected by the BRRNY.

CALAMOS LADDERED BITCOIN 90 SERIES STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

The BRRNY is based on various inputs which may include price data from various third-party digital asset trading platforms. Neither the CME Group nor the Benchmark Provider guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source. BITB utilizes the BRRNY to establish its NAV and NAV per Share. In the event that the BRRNY is incorrectly calculated, is not timely calculated or changes its calculation methodology in the future, such an occurrence may adversely impact an investment in the Shares or the Bitwise Bitcoin Trust's operations. The CME Bitcoin Real Time Price also has a limited history and shares some of the same structural and methodological features and risks as the BRRNY. The Bitwise Bitcoin Trust utilizes the CME Bitcoin Real Time Price to establish its Indicative Trust Value ("ITV"). The ITV is intended to provide additional information not otherwise available to the public that may be useful to investors and market professionals in connection with the trading of the Shares on the Exchange. It is calculated by using the prior day's holdings at close of business and the most recently reported price level of the CME Bitcoin Real Time Price. While investors are capable of assessing the intra-day movement of the price of the Shares and the bitcoin market price of bitcoin, Shareholders may use the ITV as a data point in their assessment of the value of the Shares. In the event that the CME Bitcoin Real Time Price is incorrectly calculated, is not timely calculated or changes its calculation methodology in the future, such an occurrence may adversely impact the utility of the ITV to Shareholders. Although the BRRNY and CME Bitcoin Real Time Price are designed to accurately capture the market price of bitcoin, third parties may be able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms of the BRRNY and CME Bitcoin Real Time Price, and such transactions may take place at prices materially higher or lower than the level of the BRRNY used to establish the NAV. To the extent such prices differ materially from the level of the BRRNY used to establish the NAV, investors may lose confidence in the Shares' ability to track the market price of bitcoin, which could adversely affect an investment in the Shares.

The Sponsor, in its sole discretion, may cause the Bitwise Bitcoin Trust to price its portfolio based upon an index, benchmark or standard other than the BRRNY at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index, benchmark or standard better aligns with the Bitwise Bitcoin Trust's investment objective and strategy. The Sponsor may make this decision for a number of reasons, including, but not limited to, a determination that the BRRNY price of bitcoin differs materially from the global market price of bitcoin and/or that third parties are able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms, and such transactions may take place at prices materially higher or lower than the BRRNY price. The Sponsor, however, is under no obligation whatsoever to make such changes in any circumstance. The Constituent Platforms have changed over time.

The price of bitcoin on public digital asset trading platforms has a limited history, and during this history, bitcoin prices on the digital asset markets more generally, and on digital asset trading platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. While the BRRNY is designed to limit exposure to the interruption of individual digital asset trading platforms, the BRRNY price, and the price of bitcoin generally, remains subject to volatility experienced by digital asset exchanges, and such volatility could adversely affect the value of the Shares. Furthermore, because the number of liquid and credible digital asset trading platforms is limited, the BRRNY will necessarily be composed of a limited number of digital asset trading platforms. If a digital asset trading platform were subjected to regulatory, volatility or other pricing issues, the Benchmark Provider would have limited ability to remove such digital asset trading platform from the BRRNY, which could skew the price of bitcoin as represented by the BRRNY. Trading on a limited number of digital asset trading platforms may result in less favorable prices and decreased liquidity of bitcoin and, therefore, could have an adverse effect on the value of the Shares.

D.  FBTC

The Fidelity Wise Origin Bitcoin Fund seeks to track the performance of bitcoin, as measured by the performance of the Fidelity Bitcoin Reference Rate (the "Index"), adjusted for the Fidelity Wise Origin Bitcoin Fund's expenses and other liabilities. The Fidelity Bitcoin Reference Rate is designed to reflect the performance of bitcoin in U.S. dollars. The Index is constructed using bitcoin price feeds from eligible bitcoin spot markets and the volume-weighted median price ("VWMP") methodology, calculated every 15 seconds based on VWMP spot market data over rolling sixty-minute increments to develop a bitcoin price composite. The Index methodology was developed by Fidelity Product Services LLC (the "Index Provider") and is monitored by

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

the Fidelity Index Committee (the "Committee") with the assistance of the Fidelity Digital Asset Indices Advisory Committee. Coin Metrics, Inc. is the third-party calculation agent ("Calculation Agent") for the Index.

The Index was developed by an affiliate of the Sponsor, the Index Provider. The Index Provider has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the Fidelity Wise Origin Bitcoin Fund's NAV. Any such changes could affect the present, past and expected levels of the Index and could adversely affect performance of the Index. The Index Provider does not have any obligation to take the needs of the Fidelity Wise Origin Bitcoin Fund, the Fidelity Wise Origin Bitcoin Fund's shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. The Index Provider has no obligation to take the needs of the Fidelity Wise Origin Bitcoin Fund or the Shareholders into consideration in determining, composing, or calculating the Index. By investing in the Fidelity Wise Origin Bitcoin Fund, shareholders will have no rights against the Index Provider or any other persons that have discretion over the Index, even though these entities administer, oversee and determine the Index.

Pricing sources used by the Index are digital asset spot markets that facilitate the buying and selling of bitcoin and other digital assets. Although many pricing sources refer to themselves as "exchanges," they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. For example, on June 5, 2023, the SEC filed lawsuits against cryptocurrency exchanges Coinbase and Binance alleging, among other things, their operation of an unlicensed securities exchange. Such circumstances could affect the price of bitcoin used in Index calculations and, therefore, could adversely affect the level of the Index.

The Index is based on various inputs which include price data from various third-party bitcoin spot markets. The Index Provider does not guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source.

The Sponsor, in its sole discretion, may cause FBTC to track (or price its portfolio based upon) an index or standard other than the Index at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index or standard better reflects the price of bitcoin. The Sponsor, however, is under no obligation whatsoever to make such changes in any circumstance.

Using a VWMP methodology and price feeds from eligible bitcoin spot markets, the Index intends to represent the U.S. dollar value of one bitcoin every 15 seconds based on VWMP spot market data over rolling sixty-minute increments. As such, the VWMP methodology used to determine the NAV may not be reflective of market events and other developments that occur after its pricing window and thus this methodology may not be reflective of the then-available market price of bitcoin in periods between its calculation. Additionally, as the methodology references a median price, it may not reflect the price of bitcoin available for the Fidelity Wise Origin Bitcoin Fund to transact on any single spot market. The Sponsor does not intend, and disclaims any obligation, to determine whether the methodology used to determine the level of the Index accurately reflects the value of bitcoin or the price at which market transactions in bitcoin could be readily effected at any given time.

E.  ARKB

ARKB investment objective is to track the performance of bitcoin as measured by the performance of the CME CF Bitcoin Reference Rate — New York Variant (the "Index"), adjusted for the ARK 21Shares Bitcoin ETF's expenses and other liabilities. The Index is calculated by CF Benchmarks Ltd. (the "Index Provider") based on an aggregation of executed trade flow of major bitcoin spot exchanges. The Index is designed to reflect the performance of bitcoin in U.S. dollars. The Index currently uses substantially the same methodology as the CME CF Bitcoin Reference Rate ("BRR"), including utilizing the same six bitcoin exchanges, which is the underlying rate to determine settlement of CME bitcoin futures contracts, except that the Index is calculated as of 4:00 p.m. Eastern time, whereas the BRR is calculated as of 4:00 p.m. London time. The Shares of the ARK 21Shares Bitcoin ETF are valued daily based on the Index.

The Index was developed by the Index Provider and has a limited performance history. Although the Index is based on materially the same methodology (except calculation time) as the Index Provider's BRR, which was first introduced in

CALAMOS LADDERED BITCOIN 90 SERIES STRUCTURED ALT PROTECTION ETF®
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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

November 2016, the Index itself has only been in operation since February 2022, and the Index has only featured its current roster of Constituent Exchanges since May 2022. A longer history of actual performance through various economic and market conditions would provide greater and more reliable information for an investor to assess the Index's performance. The Index Provider has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the ARK 21Shares Bitcoin ETF's NAV. The Index Provider does not have any obligation to take the needs of the ARK 21Shares Bitcoin ETF, the ARK 21Shares Bitcoin ETF's Shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. The Index Provider has no obligation to take the needs of the ARK 21Shares Bitcoin ETF or the Shareholders into consideration in determining, composing, or calculating the Index.

Pricing sources used by the Index are digital asset spot markets that facilitate the buying and selling of bitcoin and other digital assets. Although many pricing sources refer to themselves as "exchanges," they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. These circumstances could affect the price of bitcoin used in Index calculations and, therefore, could adversely affect the bitcoin price as reflected by the Index.

The Index is based on various inputs which include price data from various third-party bitcoin spot markets. The Index Provider does not guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source.

The Sponsor, in its sole discretion, may cause the ARK 21Shares Bitcoin ETF to track (or price its portfolio based upon) an index or standard other than the Index at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index or standard better aligns with the ARK 21Shares Bitcoin ETF's investment objective and strategy.

•  Equity Securities Risk — The securities markets are volatile, and the market prices of the Underlying ETPs' securities may decline generally. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. If the market prices of the securities owned by the Underlying ETPs fall, the value of your investment in the Fund will decline.

•  FLEX Options Risk — Trading FLEX Options involves risks different from, and possibly greater than, the risks associated with investing directly in securities or in other types of options. FLEX Options, like other listed options, are traded on the U.S. options markets and are issued by OCC. However, unlike other options, the terms of FLEX Options are not all standardized. When a FLEX Option is purchased and sold in an opening transaction, the parties to the transaction have the flexibility, within limitations set forth in the rules of the options market on which the transaction occurs, to fix certain of the option's terms. The flexibility to fix certain terms is what makes FLEX Options different from other types of options. Because many of the terms of FLEX Options are not standardized, it is less likely that there will be an active secondary market in which holders and writers of such options will be able to close out their positions by offsetting sales and purchases. Because FLEX Options have variable terms that are fixed by the parties, there are no pre-established series of FLEX Options. Rather, any different series of FLEX Options may be created and outstanding at any given time as a result of the various designations of variable terms that are made in different transactions. Secondary trading interest in FLEX Options may therefore be spread over a larger number of series than the trading interest in other options, the trading interest in any particular series of FLEX Options may be very limited, the secondary markets in FLEX Options may be less deep, liquid and continuous than the markets in other options on the same underlying interests, and the premiums for FLEX Options may not correlate with premiums for such other options. In the event that trading in the FLEX Options is limited or absent, the value of the Underlying ETFs' FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Underlying ETFs Shares and result in the Underlying ETFs being unable to achieve their investment objective. Less liquidity in the trading of the Underlying ETFs' FLEX Options could have

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

an impact on the prices paid or received by the Underlying ETFs for the FLEX Options in connection with creations and redemptions of the Underlying ETFs' Shares. Depending on the nature of this impact to pricing, the Underlying ETFs may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Underlying ETFs and whether the Underlying ETFs can satisfy their investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. The Underlying ETFs also are subject to the risk that the OCC will become insolvent or otherwise be unable to meet its obligations, which could cause the Underlying ETFs to suffer losses which may be significant.

The Underlying ETFs may not experience substantial upside participation from specific FLEX Option positions and certain FLEX Option positions may expire worthless.

OCC may base its calculations of the margin requirements for positions in a series of FLEX Options on an estimate derived from data and factors OCC deems pertinent in respect of quotations and transactions in that options series and in other options series. Alternatively, OCC may fix such margin requirements at a level it deems necessary to protect the respective interests of OCC, the clearing members and the public. As a result, the Underlying ETFs' margin requirements for positions in FLEX Options may differ from — and may be significantly greater than — the margin requirements applicable to similar positions in other options on the same underlying interest.

•  FLEX Options Valuation Risk — It is expected that the FLEX Options held by the Underlying ETFs typically will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as Spot bitcoin (although they generally move in the same direction). The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of Spot bitcoin, such as changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of Spot bitcoin and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Underlying ETFs, the ability of the Underlying ETFs to value the FLEX Options becomes more difficult and the judgment of the Underlying ETFs' investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Underlying ETFs' holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Underlying ETFs to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser's judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Underlying ETFs.

•  Floor Risk — Each Underlying ETF will be subject to the first 10% of the negative price return of Spot bitcoin, and there can be no guarantee that each Underlying ETF will be successful in their strategy to limit the losses in excess of the first 10% experienced by the Underlying ETPs and/or Bitcoin Index during a Target Outcome Period. In addition, the Underlying ETFs' NAV may not change significantly when the share price of the Underlying ETPs and/or Bitcoin Index is materially below the Floor. If the Target Outcome Period has begun and the Underlying ETP's share price has decreased in value by more than 10%, the Fund purchasing or selling shares at that time may not benefit from subsequent gains in the share price of the Underlying ETPs and/or Bitcoin Index until the Floor is reached and exceeded again (i.e., the share price of the Underlying ETPs and/or Bitcoin Index has recovered to a loss of only 10% from the start of the Target Outcome Period). Because the Fund will typically buy an Underlying ETF on days other than the first day of the Underlying ETF's respective Target Outcome Period and sell an Underlying ETF on days other than the last day of its respective Target Outcome Period, it is not likely that the Fund will realize the stated Target Outcome of the Underlying ETF (i.e., there may be no ability for the Fund — and therefore the Fund's shareholders — to experience an investment gain on its shares if the Underlying ETF has risen in value to a level near or at its respective cap). Additionally, because the Fund will hold the

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

Underlying ETFs, the Fund may purchase shares of one or more Underlying ETFs that are near or at their cap or without the protection provided by the Underlying ETF's Floor.

•  Box Spread Risk — If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract's expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset's price movement. Furthermore, the Box Spread's value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. Each Underlying ETF's ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Underlying ETF at competitive prices. If the Box Spread does not perform as intended, the Underlying ETF could have exposure to the underlying reference asset of the options comprising the Box Spread, which is expected to be the SPY or SPX. In such a scenario, the Underlying ETF would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

•  Fund-of-Funds Risk — Shareholders of the Fund will experience investment returns that are different than the investment returns provided by an Underlying ETF. The Fund does not itself pursue a defined outcome strategy, nor does the Fund itself provide downside protection against Spot bitcoin losses. Because the Fund will typically not purchase an Underlying ETF on the first day of a Target Outcome Period, it is not likely that the stated outcome of the Underlying ETF will be realized by the Fund. The Fund will be continuously exposed to the investment profiles of each of the Underlying ETFs during their respective Target Outcome Periods. The Fund, with its aggregate exposure to each of the Underlying ETFs, may have investment returns that are inferior to that of any single Underlying ETF or group of Underlying ETFs over any given time period. In between the semi-annual rebalancing, because the Fund is not equally weighted on a continuous basis, the Fund may be exposed to one or more Underlying ETFs disproportionately when compared to other Underlying ETFs. In such circumstances, the Fund will be subject to the over-weighted performance of such Underlying ETF. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF's expenses, subjecting Fund shareholders to duplicative expenses.

•  Interest Rate Risk — Interest rate risk is the risk that the value of the debt securities in the Underlying ETFs' portfolios will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security's expected principal and interest payments. Prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

•  Investment in a Subsidiary — As determined necessary or advisable by the Underlying ETFs, the Underlying ETFs may invest a portion of their assets in a wholly-owned subsidiary (a "Subsidiary"), organized under the laws of the Cayman Islands.

Investment in the Subsidiary is expected to provide the Underlying ETFs with exposure to Spot bitcoin within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and Internal Revenue Service ("IRS") guidance. The Subsidiary may invest primarily in derivative instruments, including options on the Underlying ETPs and/or Bitcoin Index. The Underlying ETFs do not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets other than entities wholly owned or majority-owned by the Underlying ETFs. To the extent that Underlying ETFs invest in the Subsidiary, the Underlying ETFs may be subject to the risks associated with the above-mentioned derivative instruments and other securities, which are discussed elsewhere herein and the SAI. To comply with the asset diversification test applicable to a RIC (discussed elsewhere in this prospectus), the Underlying ETFs intend to limit their investments in such Subsidiary to 25% of the respective Underlying ETF's total assets at the end of each taxable quarter.

Although the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in each Underlying ETFs' Prospectus and Statement of Additional Information, is not subject to all

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

of the investor protections of the 1940 Act and other U.S. regulations. The Board of Trustees, however, has oversight responsibility for the investment activities of each Underlying ETFs, including its investment in its respective subsidiary. In addition, each Underlying ETF is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of a Subsidiary will be sold or offered to other investors.

The Underlying ETFs will treat a Subsidiary's assets as assets of the respective Underlying ETFs for purposes of determining compliance with various provisions of the 1940 Act applicable to the Underlying ETFs, including those relating to investment policies for purposes of Section 8, capital structure so that the Underlying ETFs treat the debt of the Subsidiary as their own for purposes of Sections 18, and affiliated transactions and custody for purposes of Sections 17. The Adviser to the Subsidiary complies with the provisions of Section 15 of the 1940 Act as an investment adviser to the Underlying ETFs, as defined in Section 2(a)(20) of the 1940 Act. Each of the Underlying ETFs' Subsidiary and its board agree to designate an agent for service of process in the United States. Each Underlying ETFs' Subsidiary's custodian is State Street Bank and Trust Company.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Underlying ETFs and/or a Subsidiary to operate as described in the Underlying ETFs' Prospectus and Statement of Additional Information and could negatively affect the Underlying ETFs and its shareholders.

The Adviser also serves as the investment adviser to the Subsidiary but will not receive separate compensation for services provided to the Subsidiary.

•  Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Underlying ETFs' investments in illiquid securities may reduce the returns of the Underlying ETFs because they may be unable to sell the illiquid securities at an advantageous time or price.

•  Liquidity Risk — FLEX Options — In the event that trading in the underlying FLEX Options is limited or absent, the value of the Underlying ETFs' FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Underlying ETFs require a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Underlying ETFs for their FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

•  Liquidity Risk — Listed Options — There is no guarantee that a liquid secondary trading market will exist for the Listed Options. The trading in the Listed Options in which the Underlying ETFs may invest may be less deep and liquid than the market for certain other exchange traded option contracts. In a less liquid market for the Listed Options terminating the Listed Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of Listed Options may more significantly impact the price in a less liquid market. Further, each Underlying ETF requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Underlying ETFs for their Listed Option positions. A less liquid trading market may adversely impact the value of the Listed Options and the value of your investment.

•  Liquidity Risk — OTC Options — There is no guarantee that a liquid secondary trading market will exist for the OTC Options in which the Underlying ETFs may invest. The trading in OTC Options may be less deep and liquid than the market for certain other securities, including exchange traded option contracts. In a less liquid market for the OTC Options, terminating the OTC Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. A less liquid trading market may adversely impact the value of the OTC Options and the value of your investment.

•  Management Risk — Investment decisions will be made for the Fund by the Adviser. The Fund is subject to management risk because, in relying on the Adviser to achieve its investment objective, it runs the risk that the Adviser's investment techniques will fail to produce intended results and that this may cause the Fund to incur significant losses. Purchasing and selling options are highly specialized activities and entail higher risks than simply purchasing and selling

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

publicly traded securities. The Adviser may fail to use options effectively and options purchased or sold by the Fund may fail to perform as expected by the Adviser. The Fund's success will depend in part on the Adviser's ability to correctly predict the rates of return and risks of the options that it sells or buys.

•  Market Fluctuation Tax Risk and Cash Transaction Risk — The Fund is acquiring shares of the Underlying ETFs in the open market. When the Fund sells shares of the Underlying ETFs in the open market, the Fund will recognize gain or loss on the disposition of the shares, which could have a negative impact on Fund returns. In addition, note that the Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash rather than in-kind. If the Fund effects redemptions for cash, it may be required to sell shares of the Underlying ETFs in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute such shares only in-kind. The Fund intends to distribute these gains to shareholders to maintain its qualification as a RIC and avoid a fund-level tax. As a result, shareholders may receive a larger amount of, or accelerated, taxable distributions from the Fund than if the Fund did not employ such a strategy. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund's shares than for ETFs that distribute portfolio securities in-kind. The Fund's use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective.

•  Market Maker Risk — If the Underlying ETFs have lower average daily trading volumes, they may rely on a small number of third-party market makers to provide a market for the purchase and sale of Underlying ETFs' Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Underlying ETFs' net asset value and the price at which the Underlying ETFs' Shares are trading on the Exchange, which could result in a decrease in value of the Underlying ETFs Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Underlying ETFs' portfolio securities and the Underlying ETFs' market price. This reduced effectiveness could result in Underlying ETFs' Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for the Underlying ETFs' Shares.

•  Market Risk — The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock or fixed-income market, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests.

•  New Fund Risk — The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

•  Non-Diversification Risk — The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

•  Operational Risk — The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund's ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

•  Options Risk — The use of options by the Underlying ETFs involves investment strategies and risks different from those associated with ordinary portfolio transactions and depends on the ability of the Underlying ETFs' portfolio managers to forecast market movements correctly. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in those indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. The Underlying ETFs' ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed option is dependent, in part, upon the liquidity of the options market. An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Underlying ETFs will not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on a national securities exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options). In addition, the hours of trading for options on an exchange may not conform to the hours of trading of the underlying securities, creating a risk of significant changes in the prices of underlying securities that are not immediately reflected in the options markets. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Underlying ETFs' ability to utilize options successfully will depend on the ability of the Underlying ETFs' investment adviser to predict pertinent market movements, which cannot be assured. Until FLEX Options and/or Listed Options become available, the Underlying ETFs will purchase and sell OTC Options, which involves risks different from, and possibly greater than, the risks associated with exchange-listed options. OTC Options may expose the Underlying ETFs to the risk that a counterparty may be unable or unwilling to perform according to a contract, and that any deterioration in a counterparty's creditworthiness could adversely affect the instrument. In addition, the Underlying ETFs may be exposed to a risk that losses may exceed the amount originally invested.

The holder of an option may terminate its position in an option it has purchased by allowing it to expire or by exercising the option. If an option is European style, it may be exercised only on its expiration date. If the option is American style, it may be exercised on any day up to and including its expiration date. While the Underlying ETFs expect to enter into

European style options that are exercisable at the strike price only on the expiration date at the end of an Outcome Period, it may enter into American style options from time to time. When an Underlying ETF writes an American style option, it has no control over when it will be required to fulfill its obligations and there is risk that a counterparty will exercise the option at a time that is not advantageous to the Underlying ETF. If an American style option is exercised, the Underlying ETFs may close out the corresponding purchased option and enter into new options. There can be no guarantee that an Underlying ETF will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time or that the Underlying ETFs will not suffer losses as a result of a written option being exercised prior to the end of an Outcome Period.

•  OTC Options Risk — Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the Underlying ETPs underlying an OTC Option it has entered into with the Underlying ETFs or fails to make a cash settlement payment due in accordance with the terms of that option, the Underlying ETFs will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Adviser's assessment of any Counterparty may be inaccurate or incomplete and is subject to considerable judgment, which may be incorrect.

•  Position Limits Risk — The options exchanges have established limits on the maximum number of puts and calls covering the same underlying security that may be held or written by a single investor or group of investors acting in

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

concert or under common control (regardless of whether the options are purchased or written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). These are referred to as "position limits." The position limit applicable to a particular option class is determined by the options exchange based on the number of shares outstanding and trading volume of the security underlying the option. The rules of the options markets generally limit the maximum number of options on the same side of the market (i.e., calls held plus puts written, or puts held plus calls written) with respect to a single underlying interest that may be carried in the accounts of a single investor or group of investors acting in concert. An options market may require that positions in certain Listed Options or FLEX Options be aggregated with positions in certain other options for purposes of calculating position limits.

The clearing members that clear the Underlying ETFs' listed option positions are required to monitor and report the Underlying ETFs' positions to the options exchanges and may be required to liquidate positions in excess of these limits. Failure to comply with position limits may result in the imposition of fines and other sanctions by the options exchanges.

Even if an Underlying ETF does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated. Therefore, the trading decisions of the Adviser may have to be modified and positions held by an Underlying ETF liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of an Underlying ETF and prevent the Underlying ETF from achieving its investment objective. A violation of position limits could also lead to regulatory action materially adverse to an Underlying ETF's investment strategy.

•  Premium/Discount Risk — The market price of the Fund's shares will generally fluctuate in accordance with changes in the Fund's net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund's investment advisor cannot predict whether shares will trade below at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund's shares may become less liquid in response to deteriorating liquidity in the market for the Fund's underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund's shares and their net asset value and the bid/ask spread on the Fund's shares may widen.

•  Secondary Market Trading Risk — Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. Although the Fund Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund Shares on the Exchange may be halted.

•  Sector Risk — To the extent the Underlying ETPs invest a significant portion of their assets in a particular sector, a greater portion of the Fund's performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market, and it is possible that one or more, if not all of the Underlying ETPs may underperform the broader market, or experience greater volatility.

•  Significant Exposure Risk — The Fund intends to generally rebalance its portfolio to equal weight (i.e., 25% per Underlying ETF) semi-annually, in connection with the reset of each Underlying ETF. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Fund having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Fund's returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures.

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

•  Target Outcome Period Risk — Each Underlying ETF's investment strategy is designed to deliver returns that match the price return of Spot bitcoin if shares are bought on the day on which the Underlying ETF enters into the OTC Options and/or FLEX Options (i.e., the first day of a Target Outcome Period) and held until those OTC Options and/or FLEX Options expire at the end of the Target Outcome Period subject to the cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event the Fund acquires shares after the first day of a Target Outcome Period or disposes of shares prior to the expiration of the Target Outcome Period, the value of the Fund's investment in Underlying ETF shares may not be protected against a decline in the value of Spot bitcoin and may not participate in a gain in the value of Spot bitcoin for the Fund's investment period.

•  Tax Risk — The Fund and each Underlying ETF intend to elect and to qualify each year to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. The federal income tax treatment of certain aspects of each Underlying ETF's operations — including its options strategy, its hedging strategy, and the possible application of the "straddle" rules and various loss limitations — is not entirely clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to RICs if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to RICs could cause an Underlying ETF to fail to qualify as such. If an Underlying ETF were to fail to qualify as a RIC for purposes of the Code, the Fund may not meet the diversification tests necessary to qualify as a RIC, and, thus, may lose its own RIC status. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund's Board of Trustees may determine to reorganize or close the Fund or materially change the Fund's investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

To qualify and maintain its status as a RIC, each Underlying ETF must derive at least 90% of its gross income each year from "qualifying income," meet certain diversification tests at the end of each quarter and meet an annual distribution test. For purposes of the qualifying income requirement, the treatment of derivatives that provide exposure to the Underlying ETPs or bitcoin is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. If an Underlying ETF were to treat income or gain from particular instruments linked to bitcoin as qualifying income, an adverse determination or future guidance by the IRS with respect to the treatment of income or gain from those investments may adversely affect the Underlying ETF's ability to qualify as a RIC. For purposes of the diversification tests, the identification of the issuer (or, in some cases, issuers) of a particular Underlying ETF investment can depend on the terms and conditions of that investment. In particular, there is no published IRS guidance or case law on how to determine the "issuer" of certain derivatives that the Fund will enter into. The Underlying ETPs are expected to be treated as the issuer of certain of the Underlying ETFs' investments, which may make it more difficult for the Underlying ETFs to meet the diversification tests. In addition, an adverse determination or future guidance by the IRS with respect to issuer identification for an Underlying ETF's investments may adversely affect the Underlying ETF's ability to qualify as a RIC.

The federal income tax treatment of options comprising the Box Spreads and of other swaps and derivatives may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Underlying ETFs realize from their investments. As a result, a larger portion of an Underlying ETF's distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by an Underlying ETF.

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

•  Trading Issues Risk — Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund's assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

•  Underlying ETF Concentration Risk — An Underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Underlying ETF's investments more than the market as a whole, to the extent that the Underlying ETF's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.

•  Underlying ETF Exposure Risk — An investment in the Fund may provide returns that are lower than the returns that an investor could achieve by investing in one or more of the Underlying ETFs alone. Additionally, if one or more of the Underlying ETFs has exceeded its cap at the time that you invest in the Fund, you may derive no benefit from the Fund's investment in that Underlying ETF until the next reset of the Underlying ETF. Likewise, if one or more of the Underlying ETFs has decreased in value below its downside protection at the time that you invest in the Fund, you may derive no downside protection from the Fund's investment in that Underlying ETF. See Cap Risk and Capped Upside Risk above. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF's expenses, subjecting Fund shareholders to duplicative expenses. The Fund does not itself pursue a target outcome strategy and does not provide any downside protection against Underlying ETF losses.

•  Underlying ETF Risk — The Fund's investment in shares of the Underlying ETFs subjects it to the risks of owning the securities held by the Underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including absence of an active market risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF's expenses, subjecting Fund shareholders to duplicative expenses.

•  Underlying ETP Risk — Each Underlying ETF may invest in OTC Options and FLEX Options and/or Listed Options that reference one or more Underlying ETPs or an Index of Underlying ETPs, which subjects the Underlying ETF to certain of the risks of owning shares of one or more Underlying ETPs as well as the types of instruments in which the Underlying ETPs invest. The value of an Underlying ETP will fluctuate over time based on fluctuations in the values of the securities held by the Underlying ETP, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, Underlying ETPs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETPs and, in turn, the value of the Underlying ETF's shares. It is possible that the performance of each Underlying ETP will not be positively correlated to the performance of Spot bitcoin. An Underlying ETP that tracks an index may not exactly track the performance of the Index due to cash drag, differences between the portfolio of the Underlying ETP and the components of the Index, expenses and other factors.

•  Valuation Risk — During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Underlying ETFs, the ability of the Underlying ETFs to value the OTC Options, FLEX Options and Listed Options may become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Underlying ETFs to accurately assign a daily value.

Fund Performance

Fund performance information is not available as of the date of this prospectus. Once available, the Fund's performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund's

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Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

performance with a broad measure of market performance, will be available on the Fund's website at: www.calamos.com. Past performance (before and after taxes) is not an indication of future performance.

Investment Adviser

Calamos Advisors LLC ("Calamos Advisors" or the "Adviser")

Portfolio Managers

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH ADVISER
David O'Donohue	Since October 2025	SVP, Sr. Co-Portfolio Manager
Jimmy Young	Since October 2025	SVP, Co-Portfolio Manager
Eli Pars	Since October 2025	SVP, Sr. Co-Portfolio Manager
Jason Hill	Since October 2025	SVP, Sr. Co-Portfolio Manager
Anthony Vecchiolla	Since October 2025	VP, Co-Portfolio Manager
Jordan Rosenfeld	Since October 2025	VP, Co-Portfolio Manager

CALAMOS LADDERED BITCOIN 90 SERIES STRUCTURED ALT PROTECTION ETF®
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Other Important Information Regarding Fund Shares

Portfolio Holdings. The Fund's portfolio holdings are disclosed on its website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day. A description of the Fund's policies and procedures with respect to the disclosure of such Fund's portfolio holdings is available in the Fund's Statement of Additional Information ("SAI").

Premium/Discount Information. Information about the premiums and discounts at which the Fund's Shares have traded will be available at www.calamos.com.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value ("NAV"), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the "bid-ask spread"). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.calamos.com/.

Tax Information

Net investment income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute net investment income and capital gains, if any, at least annually.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), such Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Additional Information About Investment Strategies and Related Risks

The Fund is a series of Calamos ETF Trust and is regulated as an "investment company" under the 1940 Act. The Fund is actively managed and does not seek to track the performance of an index. The Fund's investment objective is to seek to provide exposure to the price of bitcoin. The Fund's investment objective may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund's Statement of Additional Information ("SAI") are non-fundamental and may be changed by the Board without shareholder approval. If there is a material change to the Fund's principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

The Fund is classified as "non-diversified" under the 1940 Act, as amended. The Fund's investment strategy may include active and frequent trading. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except to the extent that the underlying reference index of the Underlying ETFs invests more than 25% of its assets in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies, and investments that provide exposure to bitcoin.

Under normal market conditions, the Fund will invest at least 90% of its net assets (plus any borrowings for investment purposes) in ETFs. Shareholders will be provided with 60-day written notice of any change to this policy.

The Fund may invest in ETFs in excess of the limits imposed under the 1940 Act on investments in other investment companies. Accordingly, the Fund intends to rely on Section 12(d)(1)(G) of the 1940 Act in connection with such investments.

The Fund seeks to achieve its investment objective by providing investors with exposure to the price return of the CME CF Bitcoin Reference Rate — New York Variant ("BRRNY") ("Spot bitcoin") while attempting to limit downside risk through a laddered portfolio of four Calamos Bitcoin 90 Series Structured Alt Protection ETFs (each an "Underlying ETF" and collectively the "Underlying ETFs"). The BRRNY is a once a day benchmark index price for bitcoin that aggregates trade data from multiple bitcoin-USD markets operated by major cryptocurrency exchanges that conform to the CME CF Constituent Exchange Criteria.2 The term "laddered portfolio" refers to the Fund's investment in multiple Underlying ETFs that have target outcome period expiration dates which occur on a rolling, or periodic, basis. See below for a discussion of "target outcome periods" and their meaning within the strategies of the Underlying ETFs. The rolling or "laddered" nature of the investments in the Underlying ETFs creates diversification of investment time period compared to the risk of acquiring or disposing of any one Underlying ETF at any one time. This diversification of investment time period is intended to mitigate the risk of failing to benefit from the downside protection of a single Underlying ETF due to the timing of investment in such Underlying ETF and the relative price of the reference asset or having limited or no upside potential remaining because of the cap of a single Underlying ETF. The Fund's laddered approach is intended to allow the Fund to continue to benefit from increases in the value of Spot bitcoin, while attempting to limit downside losses. Depending on when the Fund acquires shares of an Underlying ETF, even with a laddered approach, the cap and/or downside protection of an Underlying ETF may be exhausted unless the Fund acquires shares at the beginning of a Target Outcome Period (as defined below). The Fund does not typically buy shares at the beginning of the Target Outcome Period. Unlike the Underlying ETFs, the Fund itself does not pursue a target outcome strategy. The downside protection is only provided by the Underlying ETFs and the Fund itself does not provide any stated downside protection against losses. The Fund will likely not receive the full benefit of the Underlying ETF downside protection and could have limited upside potential. The Fund's returns are limited by the caps of the Underlying ETFs.

By investing substantially all of its assets in the Underlying ETFs, the Fund seeks to provide upside participation (before fees and expenses) in the price return of Spot bitcoin, while attempting to limit downside risk (due to the downside protection provided for in each of the Underlying ETFs).

2  The Constituent Exchange Criteria requires each Constituent Exchange to implement policies and procedures designed to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. Additionally, each Constituent Exchange must comply with, among other things, capital market regulations, money transmission regulations, client money custody regulations, know-your-client regulations and anti-money laundering regulations.

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Additional Information About Investment Strategies and Related Risks

Each Underlying ETF's strategy has been specifically designed to produce the outcomes based upon Spot bitcoin's price returns over the duration of a Target Outcome Period. At the end of each Target Outcome Period, an Underlying ETF's options are generally allowed to expire or be sold at or near their expiration, and the proceeds are used to purchase (or roll into) a new set of options expiring in approximately one year. This means that approximately every quarter (in January, April, July and October), one of the Underlying ETFs will undergo a "reset" of its cap and a refresh of its downside protection. At any given time, once fully implemented, the Fund will generally hold shares in four Underlying ETFs, one Underlying ETF with options expiring within one quarter, a second Underlying ETF with options expiring within two quarters, a third Underlying ETF with options expiring within three quarters and a fourth Underlying ETF with options expiring within one year. The rolling or "laddered" nature of the Underlying ETFs creates diversification of investment time period and market level compared to the risk of acquiring or disposing of any one Underlying ETF at any one time.

When an investor purchases shares of a single Underlying ETF, his or her potential outcomes are limited by the Underlying ETF's stated cap and downside protection against decreases in the price of Spot bitcoin of more than 10% (the "Floor") over a defined time period (depending on when the shares were purchased). Alternatively, the Fund's laddered approach provides diversified exposure to all of the Underlying ETFs in a single investment. By owning a laddered portfolio of Underlying ETFs, the Fund has the ability to continue to benefit from increases in the value of Spot bitcoin and to provide a level of downside protection as one of the Underlying ETFs will reset its cap and refresh its downside protection every quarter based on the price of Spot bitcoin at the time of the reset. In other words, the continual and periodic "refreshing" of the Underlying ETF caps and downside protections at current Spot bitcoin prices is intended to allow the Fund to continue to benefit from increases in the value of Spot bitcoin, while attempting to limit downside losses. This approach reduces the risk inherent in the Underlying ETFs of having the upside potential for an entire Target Outcome Period capped out in cases of rapid appreciation of Spot bitcoin. It also reduces the risk of failing to benefit from an individual Underlying ETF's downside protection in cases where Spot bitcoin has depreciated. Approximately every quarter, one of the Underlying ETFs will undergo a reset of its cap and a refresh of its downside protection, meaning that investors will have the ability to benefit from any appreciation in Spot bitcoin for future periods up to the respective caps of the Underlying ETFs and will have the benefit of the downside protection for future periods. A laddered portfolio can diversify the timing risk, similar to how laddered bond portfolios seek to manage timing risks for fixed-income investors.

The target outcomes each Underlying ETF seeks for investors that hold its shares for an entire Target Outcome Period are as follows, though there can be no guarantee these results will be achieved:

•  If Spot bitcoin appreciates over the Target Outcome Period, the combination of options held by the Underlying ETF seeks to provide upside participation (before the Underlying ETF's fees and expenses) matching that of the price return of Spot bitcoin, up to a cap that is determined at the start of the Target Outcome Period.

•  If Spot bitcoin decreases over the Target Outcome Period, the combination of options held by the Underlying ETF seeks to provide downside protection of the of Spot bitcoin losses exceeding 10% (by providing a Floor against the negative price return of Spot bitcoin exceeding 10%), prior to taking into account the Underlying ETF's fees and expenses.

Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period and therefore is likely to experience investment returns very different from those that the Underlying ETF seeks to provide. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period, and therefore the Fund is likely to experience investment returns very different from those that the Underlying ETFs seek to provide. The Fund will likely not receive the full benefit of the Underlying ETF downside protection and could have limited upside potential. When the Fund acquires and disposes of shares of the Underlying ETFs in between semi-annual rebalances in connection with the creation and redemption of creation units, it will acquire such shares pro-rata based on the then current weightings of the Underlying ETFs in the Fund's portfolio.

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Additional Information About Investment Strategies and Related Risks

The Underlying ETFs

Each Underlying ETF is an actively managed exchange-traded fund ("ETF") that seeks to provide investment results that, before taking total fund operating fees and expenses into account, track the positive price return of Spot bitcoin up to the Cap over a specified period of time of approximately one (1) year (the "Outcome Period"), while seeking to provide protection against decreases in the price of Spot bitcoin of more than 10% (the "Floor") over the same Outcome Period (before taking total Underlying ETF operating fees and expenses into account). The "Spot bitcoin price" for determining the Cap for any Outcome Period will be determined by taking the BRRNY as of the first day of the Outcome Period. The BRRNY is a once a day benchmark index price for bitcoin that aggregates trade data from multiple bitcoin-USD markets operated by major cryptocurrency exchanges that conform to the CME CF Constituent Exchange Criteria.

The Fund seeks to provide protection against a loss exceeding 10% (by providing a Floor against the negative price return of Spot bitcoin exceeding 10%) prior to taking into account any fees or expenses charged to the Fund. A Floor provides no initial downside protection, but instead provides protection against a price decline that exceeds a certain percentage over the entirety of an Outcome Period.

If, for example, the Floor is 10% and the price of Spot bitcoin declines by 8% over an Outcome Period, an investor would not receive any protection from the Floor because the decline was not greater than 10%.

If, by contrast, the decline of the price of Spot bitcoin over the Outcome Period was 23%, the Floor feature is designed to limit that investor's loss to only 10% of Spot bitcoin's price decline (before total fund operating fees and expenses) over the Outcome Period. The Floor percentage (in this case, 10%) should therefore not be understood to apply to any given level of loss. Thus, a 23% decline in the price of Spot bitcoin over an Outcome Period would not entitle the investor to protection against 90% of that loss (and therefore would not entitle the investor to protection against all but 2.3% of that loss).

Based on market conditions and other factors at the commencement of the Outcome Period, Calamos Advisors LLC ("Calamos Advisors" or the "Advisor") seeks to provide investment exposure to the price performance of Spot bitcoin through various means of portfolio construction and management, including the two methods/approaches as may be implemented by the Adviser in its discretion as described below.

In the first method/approach, each Underlying ETF's portfolio will be comprised of options, cash and cash equivalents, and/or U.S. Treasuries. Under this approach, and under normal market conditions, the Underlying ETFs will invest substantially all of their assets in U.S. Treasury securities with remaining maturities of one (1) year or less (the "Treasury Portfolio"), cash, cash equivalents, box spreads, and OTC Options, FLEX Options and/or listed exchange traded options ("Listed Options"). The OTC, FLEX, and/or Listed Options each reference the price performance of either: (A) one or more of the Underlying ETPs or (B) one or more Bitcoin Indexes.

Options used by an Underlying ETF in utilizing box spreads will reference the underlying asset of the box spread trade, which is expected to be the SPX or SPY. Options utilized in seeking to track the positive price return of Spot bitcoin will each reference the price performance of either: (A) one or more of the iShares Bitcoin Trust ETF (IBIT), Grayscale Bitcoin Mini Trust ("BTC"), Bitwise Bitcoin ETF ("BITB"), Fidelity® Wise Origin® Bitcoin Fund ("FBTC") and ARK 21 Shares Bitcoin ETF ("ARKB") (each an "Underlying ETP" and collectively, the "Underlying ETPs") and/ or (B) one or more indexes that are designed to track the price of bitcoin ("Bitcoin Index") Indexes. One example of a Bitcoin Index is the Cboe Bitcoin U.S. ETF Index (ticker: CBTX), which is designed to reflect the price return performance of U.S. exchange-listed spot Bitcoin ETPs. The ETPs whose price return performance a Bitcoin Index seeks to reflect can include the BITB, FBTC, and ARKB, among others.

In the second method/approach, each Underlying ETF's portfolio will be comprised of options and cash and cash equivalents. Under this approach, and under normal market conditions, the Underlying ETF will invest substantially all of its assets in cash and cash equivalents and FLEX Options and/or Listed Options. The FLEX Options and/or Listed Options will each reference the price performance of one or more of the Underlying ETPs and/or a Bitcoin Index.

With respect to each method/approach described above, each of the Underlying ETPs has as a primary investment objective to seek investment results that generally correspond to the price performance of bitcoin (as measured to a stated index or defined bitcoin reference rate) and therefore the performance of the Underlying ETPs and/or Bitcoin Index is expected to be positively

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Additional Information About Investment Strategies and Related Risks

correlated to the price performance of Spot bitcoin. Each Bitcoin Index will be designed to track the price performance of bitcoin and therefore each Bitcoin Index is expected to be positively correlated to the price performance of Spot bitcoin.

The Underlying ETF intends to utilize either FLEX Options and/or Listed Options in place of all OTC Options. The Underlying ETF will not invest directly in bitcoin. Instead, the Underlying ETF seeks to track the positive price return of Spot bitcoin by investing in options that reference the price performance of one or more of the Underlying ETPs which, in turn, own bitcoin and/or options that reference one or more Bitcoin Indexes. The portfolio of options utilized by the Adviser may consist of options on one or more of the Underlying ETPs and/or Bitcoin Index at the determination of the Adviser based on then-current market factors.

As of the date hereof, the Underlying Funds invest in options that reference the Cboe Bitcoin U.S. ETF Index ("CBTX"), which is a modified market capitalization-weighted index designed to track the performance of a basket of Bitcoin ETPs listed on U.S. exchanges. Leveraged and inverse exposure Bitcoin ETFs are not eligible for inclusion in CBTX. To be included in CBTX, each constituent must: (i) have a monthly consolidated trading volume of at least 500,000 shares for each month within the immediately preceding six-month period; (ii) have an average consolidated trading volume of at least 1,000,000 shares over the immediately preceding six-month period; (iii) have at least six months of trading history as of the Rebalance Selection Date (defined below); and (iv) have a market capitalization of at least $75 million as of the Rebalance Selection Date. CBTX is rebalanced and reconstituted quarterly in March, June, September and December. The Rebalance Selection Date is as of the last business day of the previous calendar month (i.e., February, May, August and November, respectively).

Each Underlying ETP issues shares representing fractional undivided beneficial interests in its net assets. The assets of each Underlying ETP consist primarily of bitcoin held by a custodian on behalf of the Underlying ETP. The Underlying ETPs seek to reflect generally the performance of the price of bitcoin. Each Underlying ETP seeks to reflect such performance before payment of the Underlying ETP's expenses and liabilities. The shares of each Underlying ETP are backed by the assets of the respective Underlying ETP and are intended to constitute a simple means of making an investment similar to an investment in bitcoin rather than by acquiring, holding and trading bitcoin directly on a peer-to-peer or other basis or via a digital asset trading platform. See "The Underlying ETPs" for more information.

The returns an investor will receive from an investment in the Underlying ETF have characteristics that are distinct from many other investment vehicles, including the Underlying ETPs. It is important that you understand these characteristics before making an investment in the Underlying ETF.

The Underlying ETF may use OTC Options and FLEX Options and/or Listed Options (each such method/approach, as applicable, an "Options Portfolio"), U.S. Treasury securities with remaining maturities of one (1) year or less, if applicable, box spreads, cash, and cash equivalents to employ a " target outcome floor strategy". The Underlying ETFs may also utilize "box spreads" that consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts ("Box Spreads"). Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security, commodity or index. The pre-determined outcomes sought by the Underlying ETF, which include a Floor to limit losses (before total Underlying ETF operating fees and expenses) in Spot bitcoin (the "Floor") and upside participation to a stated cap (before total Underlying ETF operating fees and expenses) (the "Cap"), are based on the price performance of Spot bitcoin over an Outcome Period. As noted above, each type of option or a combination of each such options are expected to be used by the Underlying ETF.

The outcomes the Underlying ETF seeks for investors that hold Underlying ETF Shares for an entire Outcome Period are as follows, though there can be no guarantee these results will be achieved:

•  If the price of Spot bitcoin appreciates over the Outcome Period, the options held by the Underlying ETF seek to provide upside participation tracking that of Spot bitcoin, up to a Cap that is determined at the start of the Outcome Period by taking the BRRNY price as of the first day of the Outcome Period.

•  If the price of Spot bitcoin decreases over the Outcome Period, the U.S. Treasury securities with remaining maturities of twelve months or less, box spreads, cash, cash equivalents, options held by the Underlying ETF (depending on which

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Additional Information About Investment Strategies and Related Risks

method/approach the Adviser employs) seek to provide protection against 90% of the negative price return (i.e., 10% maximum loss target or Floor (prior to taking into account total Underlying ETF operating fees and expenses).

The Underlying ETF does not seek to provide the protection provided by the Floor described herein as of any time other than the end of the Outcome Period.

The Cap and Floor will be further reduced by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Underlying ETF's management fee.

The Underlying ETF will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. On the first day of each new Outcome Period, the Underlying ETF determines a new cap rate for Spot bitcoin and resets by investing in a new set of options that are designed to provide returns in order to meet the new cap for the new Outcome Period. This means that the Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Floor will remain the same for each Outcome Period. The Floor and Cap, and the Underlying ETF's value relative to each, should be considered before investing in the Fund. The Underlying ETF is expected to be perpetually offered and not terminate after the current or any subsequent Outcome Period. Approximately one week prior to the end of an Outcome Period, the Underlying ETF's website will be updated to alert existing shareholders that the Outcome Period is approaching its conclusion and will disclose the anticipated Cap range for the next Outcome Period.

Upon conclusion of the Outcome Period, the Underlying ETF will receive the cash value of all the options and U.S. Treasury securities, if applicable, it held for that Outcome Period. It will then invest in a new series of options and U.S. Treasury securities, if applicable, with an expiration date, in the case of the options, and a maturity date in the case of the U.S. Treasury securities, if applicable, of approximately one (1) year in the future, and a new Outcome Period will begin. Each of the options value is ultimately derived from the performance of the Underlying ETPs share price during that time or, in the case of options that reference the Bitcoin Index, the performance of such index during that time. As the terms of the options do not generally change during an Outcome Period, the outcomes, including the Cap and Floor discussed below, will be measured to the Underlying ETF's net asset value ("NAV") on the first day of the Outcome Period.

The stated Cap and Floor may only be realized by investors in the Underlying ETF who continuously hold Underlying ETF Shares from the commencement of an Outcome Period until its conclusion. An investor who purchases Underlying ETF Shares other than on the first day of an Outcome Period and/or sells Underlying ETF Shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Underlying ETF for that Outcome Period. While the Cap and Foor provide the intended outcomes only for investors that hold their Underlying ETF Shares throughout the complete term of the Outcome Period, an investor can expect the value of their Underlying ETF Shares to generally move in the same direction as the price of Spot bitcoin during the Outcome Period. If investors buy or sell on a date other than the start or end date of the Outcome Period, their returns will be different and they may incur losses in excess of the Floor level (i.e., losses exceeding 10%) and they may not experience gains up to the Cap.

Each Underlying ETF's website, www.calamos.com, provides information relating to the possible outcomes for an investor of an investment in the Underlying ETF on a daily basis, if purchased on that date and held through the end of the Outcome Period, including the Underlying ETF's value relative to the Cap and Floor . Before purchasing Underlying ETF Shares, an investor should visit the Underlying ETF's website to review this information and understand the possible outcomes of an investment in Underlying ETF Shares on a particular day and held through the end of the Outcome Period.

Each Underlying ETF's investment objective is not a fundamental policy, and therefore may be changed by the Board without shareholder approval.

Each Underlying ETF seeks to generate returns that track the price of Spot bitcoin, up to the Cap (discussed in detail below), while attempting to limit downside losses. The hypothetical illustrations provided below are designed to illustrate the outcomes that the Underlying ETF seeks to provide for investors who hold Underlying ETF Shares for the entirety of the Outcome Period.

Each Underlying ETF has adopted a non-fundamental operating policy that requires it, under normal circumstances, to invest at least 90% of its net assets (plus borrowings for investment purposes, if any) in investments that provide exposure to Spot bitcoin. As described herein, the investments that the Underlying ETF intends to utilize for its 90% investment policy may

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include OTC options and/or FLEX Options and/or Listed Options in one or more of the Underlying ETPs and/or Bitcoin Index. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. Although this requirement may be changed by the Board of Trustees without shareholder approval, the Underlying ETF will notify shareholders in writing at least 60 days prior to any change in its 90% policy.

Explanation of diagram — First Method/Approach:

The hypothetical examples set forth below do not represent the performance of an Underlying ETF and investors should not rely on the hypothetical examples shown below as an indication of the actual or future performance of the Underlying ETF. There is no guarantee that an Underlying ETF will be successful in its attempt to provide the target outcomes for an Outcome Period. The returns that an Underlying ETF seeks to provide do not include the costs associated with purchasing Underlying ETF Shares and certain expenses incurred by the Underlying ETF. In the payoff profile illustration, the dotted line represents the performance of one or more Underlying ETPs and/or Bitcoin Index, and the solid line represents the return profile gross of total Underlying ETF operating fees and expenses sought by the Underlying ETF in relation to the indicated performance of the Underlying ETPs and/or Bitcoin Index. The bar chart below represents the Underlying ETF's hypothetical intended return profile based upon the performance of the Underlying ETPs and/or Bitcoin Index. References to the Bitcoin Reference Asset in the charts below are intended to refer to the Underlying ETPs and/or Bitcoin Index. The portfolio of options utilized by the Adviser may consist of options on one or more of the Underlying ETPs and/or Bitcoin Index at the determination of the Adviser based on then current market factors.

Each Underlying ETF seeks to provide investment exposure to the price performance experienced by Spot bitcoin by investing in options referencing one or more Underlying ETPs and/or Bitcoin Index while seeking to limit losses against significant decreases in the price of one or more of the Underlying ETPs and/or Bitcoin Index through the Protection Layer, which consists of a combination of cash, cash equivalents, box spreads, and/or U.S. Treasury securities. The Adviser seeks to specifically select the strike price for each contract in the Underlying ETF's Options Portfolio such that if the options were exercised on the expiration date (the final day of the option term set at approximately one (1) year), the Underlying ETF's portfolio would experience the

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price return of Spot bitcoin subject to a maximum gain on the price performance of Spot bitcoin over the duration of the options contracts and would be protected from losses to the extent of the value of the Treasury Portfolio. The portfolio investment percentage is expected to vary among the portfolio investments in each Underlying ETF based on then-current market conditions.

PORTFOLIO INVESTMENT	INVESTMENT TERMS	PORTFOLIO INVESTMENT PERCENTAGE	TARGET PORTFOLIO MATURITY
Some combination of cash, cash equivalents, box spreads, and/or U.S. Treasury securities	Multiple series of U.S. Treasury Bills supported by full faith and credit of U.S. government, cash, cash equivalents, and/or box spreads	Approximately 77% at the time of investment	12 months
Purchased call option contracts on Underlying ETPs and/or Bitcoin Index

"At-the-money" (i.e., strike price equal to the current bitcoin reference asset market price) call options at approximately 100% of the respective Underlying ETPs and/or Bitcoin Index price at the time of investment

		Approximately 29% at the time of investment	12 months
Sold call option contracts on Underlying ETPs and/or Bitcoin Index	"out-of-the-money" (i.e., strike price is more than the current bitcoin reference asset market price) options used to help Underlying ETF purchased call option contracts	Approximately -6% at the time of investment	12 months

The Fund will invest in the Underlying ETFs and their approximate investment percentage in treasuries and options will differ. As such, the percentages in the chart above are for illustrative purposes only. Please refer to the filings of the Underlying ETFs for exact percentages.

1.  Underlying ETF — Bitcoin Reference Price: The dotted grey line represents the Bitcoin reference price. The price at the origin of the axes represents the Bitcoin reference price at the beginning of the subject current Outcome Period.

2.  Underlying ETF — Floor Layer: The grey line represents the Floor Layer. The Underlying ETF purchases some combination of multiple series of U.S. Treasury securities with weighted average maturities of approximately twelve (12) months or less, cash, cash equivalents, and/or box spreads to provide the protection level. In the event that the price of Spot bitcoin, and correspondingly the Underlying ETPs and/or Bitcoin Index decrease in value over the duration of the option contracts to a price that is lower than the strike price of the option contract, the Underlying ETF's options positions would not be exercised and the Underlying ETF's value would be comprised primarily of the U.S. Treasury securities, cash, cash equivalents, and/or box spreads. The U.S. Treasury securities held by the Underlying ETF are intended to provide the Floor protection against decreases in the price of Spot bitcoin of more than 10% and, correspondingly, the Underlying ETPs and/or Bitcoin Index. There is no guarantee that the portion of the Underlying ETF's portfolio consisting of U.S. Treasury securities, box spreads, cash, and cash equivalents will retain sufficient value to provide the level of portfolio protection sought by the Underlying ETF. The value of the Underlying ETF's holdings in U.S. Treasury securities may increase (providing a higher protection level and therefore more protection to shareholders) or decrease (providing a lower protection level and therefore less protection to shareholders).

3.  Underlying ETF — Capped Upside Layer (the "Cap"): The black line represents the capped upside layer — The Underlying ETF simultaneously enters into long at-the-money call options related to one or more of the Underlying ETPs and/or Bitcoin Index, and a short out-of-the money call option (to help offset the cost of the long call Options), which allows the Underlying ETF's participation in the upside price movement of Spot bitcoin, and correspondingly, the Underlying ETPs and/or Bitcoin Index, to a specific cap rate. The Underlying ETF's sold options effectively set an upper limit on the Underlying ETF's possible performance relative to the Underlying ETPs and/or Bitcoin Index by selling the Underlying ETF's ability to participate in increases in the share price of each of the Underlying ETPs and/or Bitcoin Index beyond the strike price of the sold call options over the duration of the Outcome Period and setting a limit on the Underlying ETPs and/or Bitcoin Index price performance gains for the duration of the Outcome Period. The strike price for the sold call options is

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dependent upon prevailing market conditions at the times the Underlying ETF originally enters into the options contracts. There can be no guarantee that the Options Portfolio, Underlying ETPs and/or Bitcoin Index will perform as expected.

The Underlying ETF's adviser intends to substitute FLEX Options and/or Listed Options for all OTC Options for purposes of the Capped Upside Layer (Cap) described above.

While the Adviser will seek to invest the Underlying ETF's portfolio in OTC options and FLEX Options and/or Listed Options and some combination of cash, cash equivalents, box spreads, and/or U.S. Treasury securities, each with 12 months expiration in the case of options, or 12 months or less maturities in the case of U.S. Treasury securities, these expiration and maturity dates may not be precisely 12 months as a result of market conditions at the time of purchase. In addition, the percentage of the Underlying ETF's net assets allocated to (i) the cash, cash equivalents, box spreads, and/or U.S. Treasury securities at the time of purchase compared to the percentage allocated to (ii) the OTC Options and, when and if available, FLEX Options and/or Listed Options that are established to reference the Underlying ETPs and/or Bitcoin Index at the time of purchase may be greater than or less than the sought-after allocation due to market conditions at the time of executing the Underlying ETF's OTC Options and FLEX Options and/or Listed Options, and the allocation may change due to market conditions over the Outcome Period.

The Chart below represents the Capped upside as a dotted line and the solid line shows the Underlying ETF's gross return not falling to less than the Floor based on the capital protection strategy.

Explanation of diagram — Second Method/Approach:

The hypothetical examples set forth below do not represent the performance of the Underlying ETF and investors should not rely on the hypothetical examples shown below as an indication of the actual or future performance of the Underlying ETF. There is no guarantee that the Underlying ETF will be successful in its attempt to provide the target outcomes for an Outcome Period. The returns that the Underlying ETF seeks to provide do not include the costs associated with purchasing Underlying ETF Shares and certain expenses incurred by the Underlying ETF. In the payoff profile illustration, the dotted line represents the performance of one or more Underlying ETPs and/or Bitcoin Index, and the solid line represents the return profile gross of total Underlying ETF operating fees and expenses sought by the Underlying ETF in relation to the indicated performance of the Underlying ETPs and/or Bitcoin Index. The bar chart below represents the Underlying ETF's hypothetical intended return profile based upon the performance of the Underlying ETPs and/or Bitcoin Index. References to the Bitcoin Reference Asset in the charts below are intended to refer to the Underlying ETPs and/or Bitcoin Index. The portfolio of options utilized by the Adviser for the Underlying ETF may consist of options on one or more of the Underlying ETPs and/or Bitcoin Index at the determination of the Adviser based on then current market factors.

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Each Underlying ETF seeks to provide investment exposure to the price performance experienced by Spot bitcoin by investing in options referencing one or more Underlying ETPs and/or Bitcoin Index while seeking to limit losses against significant decreases in the price of one or more of the Underlying ETPs and/or Bitcoin Index through the protection layer provided by an at-the-money put option on the Underlying ETPs and/or Bitcoin Index. The Adviser seeks to specifically select the strike price for each contract in the Options Portfolio such that if the options were exercised on the expiration date (the final day of the option term set at approximately one (1) year), the Underlying ETF's portfolio would experience the price return of Spot bitcoin subject to a maximum gain on the price performance of Spot bitcoin over the duration of the options contracts and would seek to be protected from losses to the extent of the value of the at-the-money put option. The portfolio investment percentage is expected to vary among the portfolio investments in each Underlying ETF based on then-current market conditions.

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PORTFOLIO INVESTMENT	INVESTMENT TERMS	PORTFOLIO INVESTMENT PERCENTAGE	TARGET PORTFOLIO MATURITY
Purchased deep in-the-money call option contracts on Underlying ETPs and/or Bitcoin Index

Involves purchasing a near zero-strike (i.e., deep in-the-money) call on the reference asset, at a pre-determined strike to provide approximately full participation to the price return of the underlying reference asset. In other words, the approximately full participation provided by this layer provides potential gains and losses that are tantamount to that of owning the underlying reference asset outright.

		Approximately 99% at the time of investment	12 months
Purchased at-the-money put option contracts on Underlying ETPs and/or Bitcoin Index

Involves purchasing an at-the-money put option, which produces protection equal to 90% (from -10% to -100%) of losses (before total Underlying ETF operating fees and expenses) of the price return of the reference asset, over the Outcome Period.

		Approximately 8% at the time of investment	12 months
Sold out-of-the-money call option contracts on Underlying ETPs and/or Bitcoin Index

Involves selling an out-of-the-money call, thereby creating the upside cap. The strike price at which the call is sold is determined so that the combined net options purchase price is approximately equal to the underlying asset's current value. The cost of this layer is a credit equal to the price that would make the total package "no-cost" or fully financed.

		Approximately -8% at the time of investment	12 months

The Fund will invest in the Underlying ETFs and their approximate investment percentage in various types of options contracts will differ. As such, the percentages in the chart above are for illustrative purposes only. Please refer to the filings of the Underlying ETFs for exact percentages.

1.  Underlying ETF — Participation Layer: The dotted grey line represents the first layer, which involves purchasing a near zero-strike (i.e., deep in-the-money) call on the reference asset, at a pre-determined strike to provide approximately full participation to the price return of the underlying reference asset. In other words, the full price participation provided by this layer provides potential gains and losses that are tantamount to that of owning the underlying reference asset outright.

2.  Underlying ETF — Floor Layer: The solid grey line represents the second layer, which involves purchasing an at-the-money put option, which produces protection equal to 90% of negative price returns (before total Underlying ETF operating fees and expenses) of the price return of the reference asset, over the Outcome Period.

3.  Underlying ETF — Capped Upside Layer (the "Cap"): The solid black line illustrates the final layer, which involves selling an out-of-the-money call, thereby creating the upside cap. The strike price at which the call is sold is determined so that the combined net options purchase price is approximately equal to the underlying asset's current value. The cost of this layer is a credit equal to the price that would make the total package "no-cost" or fully financed. There can be no guarantee that the Options Portfolio, Underlying ETPs and/or Bitcoin Index will perform as expected.

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The Chart below represents the Capped upside as a dotted line and the solid line shows the Underlying ETF's gross return not falling to less than the Floor percentage based on the capital protection strategy.

Each Underlying ETF is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act").

Floor and Cap — First Method/Approach

Each Underlying ETF seeks to provide capital protection against a loss exceeding 10% (by providing a floor against losses (before total Underlying ETF operating fees and expenses) of the price of Spot bitcoin at the end of each Outcome Period as measured by the BRRNY. The Floor level will be further impacted by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Underlying ETF's management fee. If the Underlying ETF is required to increase its holdings of cash during the Outcome Period to pay total fund operating fees and expenses incurred by the Underlying ETF, the Floor level may be further reduced. The Underlying ETF does not seek to provide protection against a loss exceeding 10% (before total fund operating fees and expenses) of the price of Spot bitcoin as of any time other than the end of the Target Outcome Period.

Each Underlying ETF purchases multiple series of U.S. Treasury securities with weighted average maturities of approximately twelve (12) months or less to provide the protection level. In the event that the price of Spot bitcoin, and correspondingly the Underlying ETPs and/or Bitcoin Index decrease in value over the duration of the option contracts to a price that is lower than the strike price of the option contract, the Underlying ETF's options positions would not be exercised and the Underlying ETF's value would be comprised primarily of the U.S. Treasury securities, box spreads, cash, and/or cash equivalents. The U.S. Treasury securities, box spreads, cash, and/or cash equivalents held by the Underlying ETF are intended to provide the downside protection against decreases in the price of Spot bitcoin.

During the Outcome Period, there may be periods of significant disparity between the Underlying ETF's NAV and the BRRNY's price performance. As the BRRNY's prices and the Underlying ETF's NAV change over the Outcome Period, an investor acquiring Underlying ETF Shares after the start of the Outcome Period will likely have a different return potential than an investor who purchased Underlying ETF Shares at the start of the Outcome Period. This is because while the Cap and Floor for the Outcome Period are fixed levels that are calculated in relation to the BRRNY price and the Underlying ETF's NAV at the start of an Outcome Period and remain constant throughout the Outcome Period, an investor purchasing Underlying ETF Shares at market value during the Outcome Period likely purchased Underlying ETF Shares at a price that is different from the Underlying ETF's NAV at the start of the Outcome Period (i.e., the NAV that the Cap and Floor reference). For example, if an investor purchases Underlying ETF Shares during an Outcome Period at a time when the Underlying ETF has increased in value from the value of

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the Underlying ETF on the first day of the Outcome Period (the "Initial Underlying ETF Value"), that investor's Cap will essentially be decreased by the amount of the BRRNY's value, and the capital protection will not set in until the Underlying ETF's NAV returns to its Initial Underlying ETF Value (i.e., a shareholder must experience losses prior to gaining the protection offered by the Underlying ETF's Floor because the Underlying ETF must first decrease in value to its Initial Underlying ETF Value for the Outcome Period before subsequent losses will be protected by the Floor ). Conversely, if an investor purchases Underlying ETF Shares during an Outcome Period at a time when the BRRNY's price has decreased in value, the Underlying ETF's NAV may dip below the Initial Underlying ETF Value. However, in this scenario, that investor's potential gain could be larger than the Underlying ETF's Cap for the Outcome Period because the investor may experience the full gain if the Underlying ETF recovers the value it has lost from the first day of the Outcome Period through the date the investor purchased its Underlying ETF Shares plus any additional gains between the Initial Underlying ETF Value and the Cap. There is no guarantee that the Underlying ETF will recover such value or experience such gains. The Cap and Floor relative to the Initial Underlying ETF Value, however, will not change over the Outcome Period.

While the Underlying ETF seeks to provide 90% protection against the negative price return of Spot bitcoin (before total Underlying ETF operating fees and expenses) for shareholders who hold Underlying ETF Shares for an entire Outcome Period, there is no guarantee it will successfully do so. If the Underlying ETF's NAV has increased significantly, a shareholder that purchases Underlying ETF Shares after the first day of an Outcome Period could lose their entire investment. An investment in the Underlying ETF is only appropriate for shareholders willing to bear those losses. There is no guarantee the Floor and Cap will be successful and a shareholder investing at the beginning of an Outcome Period could also lose their entire investment.

The returns of the Underlying ETF are subject to a Cap for each Outcome Period, determined by taking the Spot bitcoin price as of the first day of the Outcome Period, calculated (before total Underlying ETF operating fees and expenses) at the beginning of each Outcome Period. Unlike other investment products, the potential returns an investor can receive from the Underlying ETF are subject to a pre-determined upside return Cap that represents the maximum percentage return an investor can achieve from an investment in the Underlying ETF for an entire Outcome Period. If Spot bitcoin experiences any percentage gains over the amount of the Cap, Underlying ETF shareholders will not experience those gains. Therefore, regardless of the price of Spot bitcoin, the Cap (net of total Underlying ETF operating fees and expenses) is the maximum return an investor can achieve from an investment in the Underlying ETF for that Outcome Period. The Cap is set on the first day of each Outcome Period. The Cap is provided prior to taking into account annual Underlying ETF management fees of 0.69% of the Underlying ETF's daily net assets, brokerage commissions, trading fees, taxes and any extraordinary expenses (such as unexpected litigation) incurred by the Underlying ETF. The pre-determined Cap applicable to an Outcome Period will vary based on prevailing market conditions at the time that the Cap is set, including interest rate levels, spot bitcoin and the BRRNY volatility, and, by way of example, the relationship of long and short calls on the OTC options and FLEX Options and/or Listed Options.

The Cap level is a result of the design of the Underlying ETF's principal investment strategy. To provide the Target Outcome Floor, the Underlying ETF will engage in investment strategies to hold some combination of U.S. Treasury securities, box spreads, cash, and cash equivalents, and purchase and sell a series of options on or around the last business day of the month prior to the beginning of an Outcome Period. The Underlying ETF's purchased call options are intended to provide the Underlying ETF exposure to the price return of Spot bitcoin through the Underlying ETPs and/or Bitcoin Index (gains and losses) starting at 100% of the BRRNY. The Options Portfolio, through these purchased call options, seeks to provide investment returns that track the performance of Spot bitcoin. As the purchaser of these derivative positions, the Underlying ETF is obligated to pay, in the case of options, a premium to the seller of those options in addition to paying other specified transaction costs. The Underlying ETF also sells call options to help pay the premium of the purchased call options that allow the Underlying ETF's participation in the Underlying ETPs and/or Bitcoin Index price performance. The Underlying ETF's sold call options effectively sell the Underlying ETF's ability to participate in increases in the share price of the Underlying ETPs and/or Bitcoin Index beyond the strike price of the sold call options over the duration of the Options Portfolio and sets an upper limit (the Cap) on the Underlying ETPs and/or Bitcoin Index price performance gains for the duration of the options contracts (the Target Outcome Period). The strike price for the sold call options (i.e., the Cap) is dependent upon prevailing market conditions at the times the Underlying ETF originally enters into the call options contracts. The Cap, and the Underlying ETF's value relative to it on any given day, should be considered before investing in the Underlying ETF. If an investor purchases Underlying ETF

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Shares during an Outcome Period, and the Underlying ETF has already increased in value above its Initial Underlying ETF Value for that Outcome Period to a level near the Cap, an investor purchasing Underlying ETF Shares will have limited to no gain potential for the remainder of the Outcome Period (because the investor's potential gain will be limited to the difference between the Underlying ETF's NAV on the date the investor purchased the Underlying ETF Shares and the Cap). However, the investor will remain vulnerable to significant downside risk because the investor will bear the losses between the price at which it purchased its Underlying ETF Shares and the Initial Underlying ETF Value for the Outcome Period before subsequent losses will be protected by the Floor . If an investor buys Underlying ETF Shares when the price exceeds the Cap, an investor selling their shares at the end of the Outcome Period will not experience any gain regardless of the price return of Spot bitcoin. There is no guarantee that the Underlying ETF will be successful in providing these investment outcomes for any Outcome Period, and an investor may experience returns on the Underlying ETF significantly below the Cap.

In periods of extreme market volatility or during market disruption events, the Underlying ETF's ability to offset investor losses through the use of derivative transactions and U.S. Treasury securities, box spreads, cash, and/or cash equivalants to achieve the stated Floor, or provide a return up to the stated upside Cap may be impaired, resulting in an upside limit significantly below the Cap and downside protection significantly lower than full Floor (i.e., losses greater than 10%), because the Underlying ETF may not be able to trade or exercise existing options or may not receive timely payment from its counterparties. In addition, while the Adviser will target a U.S. Treasury securities, box spreads, cash, and/or cash equivalents portfolio value as a percentage of the Underlying ETF's net assets at the time of entering into the options, the value of the Treasury Portfolio and any box spreads, cash, cash equivalents will also increase and decrease due to market conditions over the Outcome Period. An investor may lose their entire investment and an investment in the Underlying ETF is only appropriate for investors willing to bear those losses.

For each Outcome Period, in addition to any investment in options comprising the box spread, the Underlying ETF will invest in both purchased and written call options OTC Options, purchased and written call FLEX Options, and purchased put FLEX Options and/or Listed Options that reference the Underlying ETPs and/or Bitcoin Index. Because the value of the Underlying ETF is based on options that reference the Underlying ETPs and/or Bitcoin Index and not the Underlying ETPs and/or Bitcoin Index directly, variations in the value of such derivative positions impact the correlation between the Underlying ETF's NAV and the price of the Underlying ETPs and/or Bitcoin Index. As noted above, each type of option or a combination of each such options are expected to be used by the Underlying ETF.

The BRRNY is calculated by CF Benchmarks Ltd. ("CF Benchmarks") based on an aggregation of executed trade flow of major bitcoin spot exchanges. BRRNY is designed to reflect the performance of bitcoin in U.S. dollars and currently uses substantially the same methodology as the CME CF Bitcoin Reference Rate ("BRR"), including utilizing the same six bitcoin exchanges, which is the underlying rate to determine settlement of CME bitcoin futures contracts, except that BRRNY is calculated as of 4:00 p.m. Eastern time ("ET"), whereas the BRR is calculated as of 4:00 p.m. London time.

BRRNY was developed by CF Benchmarks and has a limited performance history. Although BRRNY is based on materially the same methodology (except calculation time) as the BRR, which was first introduced in November 2016, BRRNY itself has only been in operation since February 2022, and it has only featured its current roster of Constituent Exchanges since May 2022. A longer history of actual performance through various economic and market conditions would provide greater and more reliable information for an investor to assess BRRNY's performance. CF Benchmarks has substantial discretion at any time to change the methodology used to calculate BRRNY, including the spot markets that contribute prices to the Trust's NAV. CF Benchmarks does not have any obligation to take the needs of the Trust, the Trust's Shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating BRRNY will appropriately track the price of bitcoin in the future.

Many of the digital asset trading venues that facilitate the buying and selling of bitcoin and other digital assets and that are used by BRRNY refer to themselves as "exchanges," but they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. These circumstances could affect the price of bitcoin used in Index calculations and, therefore, could adversely affect the bitcoin price as reflected by BRRNY.

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BRRNY is based on various inputs which include price data from various third-party bitcoin spot markets. CF Benchmarks does not guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source.

Capital Protection and Cap — Second Method/Approach

Under the Second Method/Approach, the Underlying ETF seeks to provide capital protection to absorb 90% of the negative price return (before total Underlying ETF operating fees and expenses) of the price of Spot bitcoin at the end of each Outcome Period as measured by the BRRNY. The Floor level will be further reduced by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Underlying ETF's management fee. If the Underlying ETF is required to increase its holdings of cash during the Outcome Period to pay total Underlying ETF operating fees and expenses incurred by the Underlying ETF, the Floor level may be further reduced. The Underlying ETF does not seek to provide the Floor against 90% of the negative price return (before total Underlying ETF operating fees and expenses) of Spot bitcoin as of any time other than the end of the Outcome Period.

During the Outcome Period, there may be periods of significant disparity between the Underlying ETF's NAV and the reference asset(s)' price performance. As the Underlying ETP price and/or Bitcoin Index price and the Underlying ETF's NAV change over the Outcome Period, an investor acquiring Underlying ETF Shares after the start of the Outcome Period will likely have a different return potential than an investor who purchased Underlying ETF Shares at the start of the Outcome Period. This is because while the Cap and Capital Protection for the Outcome Period are fixed levels that are calculated in relation to the BRRNY price and the Underlying ETF's NAV at the start of an Outcome Period and remain constant throughout the Outcome Period, an investor purchasing Underlying ETF Shares at market value during the Outcome Period likely purchased Underlying ETF Shares at a price that is different from the Underlying ETF's NAV at the start of the Outcome Period (i.e., the NAV that the Cap and Capital Protection reference). For example, if an investor purchases Underlying ETF Shares during an Outcome Period at a time when the Underlying ETF has increased in value from the value of the Underlying ETF on the first day of the Outcome Period (the "Initial Underlying ETF Value"), that investor's Cap will essentially be decreased by the amount of the increase in the Underlying ETPs and/or Bitcoin Index value, and the capital protection will not set in until the Underlying ETF's NAV returns to its Initial Underlying ETF Value (i.e., a shareholder must experience losses prior to gaining the protection offered by the Underlying ETF's Capital Protection because the Underlying ETF must first decrease in value to its Initial Underlying ETF Value for the Outcome Period before subsequent losses will be protected by the Capital Protection). Conversely, if an investor purchases Underlying ETF Shares during an Outcome Period at a time when the Underlying ETPs and/or Bitcoin Index has decreased in value, the Underlying ETF's NAV may dip below the Initial Underlying ETF Value. However, in this scenario, that investor's potential gain could be larger than the Underlying ETF's Cap for the Outcome Period because the investor may experience the full gain if the Underlying ETF recovers the value it has lost from the first day of the Outcome Period through the date the investor purchased its Underlying ETF Shares plus any additional gains between the Initial Underlying ETF Value and the Cap. There is no guarantee that the Underlying ETF will recover such value or experience such gains. The Cap and capital protection relative to the Initial Underlying ETF Value, however, will not change over the Outcome Period.

While the Underlying ETF seeks to provide 90% protection against the negative price return of Spot bitcoin (before total Underlying ETF operating fees and expenses) for shareholders who hold Underlying ETF Shares for an entire Outcome Period, there is no guarantee it will successfully do so. If the Underlying ETF's NAV has increased significantly, a shareholder that purchases Underlying ETF Shares after the first day of an Outcome Period could lose their entire investment. An investment in the Underlying ETF is only appropriate for shareholders willing to bear those losses. There is no guarantee the capital protection and cap will be successful and a shareholder investing at the beginning of an Outcome Period could also lose their entire investment.

The returns of the Underlying ETF are subject to a cap for each Outcome Period, calculated (before total Underlying ETF operating fees and expenses) at the beginning of each Outcome Period. Unlike other investment products, the potential returns an investor can receive from the Underlying ETF are subject to a pre-determined upside return Cap that represents the maximum percentage return an investor can achieve from an investment in the Underlying ETF for an entire Outcome Period. If the Underlying ETPs and/or Bitcoin Index experience any percentage gains over the amount of the Cap, Underlying ETF

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shareholders will not experience those gains. Therefore, regardless of the price return of the Underlying ETPs and/or Bitcoin Index, the Cap (net of total Underlying ETF operating fees and expenses) is the maximum return an investor can achieve from an investment in the Underlying ETF for that Outcome Period. The Cap is set on the first day of each Outcome Period. The Cap is provided prior to taking into account annual Underlying ETF management fees of 0.69% of the Underlying ETF's daily net assets, brokerage commissions, trading fees, taxes and any extraordinary expenses (such as unexpected litigation) incurred by the Underlying ETF. The pre-determined Cap applicable to an Outcome Period will vary based on prevailing market conditions at the time that the Cap is set, including interest rate levels, Underlying ETPs and/or Bitcoin Index volatility, and the relationship of puts and calls on the FLEX Options.

The Cap level is a result of the design of the Underlying ETF's principal investment strategy. To provide the Target Outcome Floor, the Underlying ETF purchases and sells a series of put and call FLEX Options on or around the last business day of the month prior to the beginning of an Outcome Period. As the purchaser of these FLEX Options, the Underlying ETF is obligated to pay a premium to the seller of those FLEX Options. The Adviser will calculate the amount of premiums that the Underlying ETF will owe on the put options acquired to provide the Capital Protection and will then sell call FLEX Options with terms that entitle the Underlying ETF to receive premiums such that the net amount of premiums paid per unit of the Underlying ETPs and/or Bitcoin Index is approximately equal to the price per unit of shares of the Underlying ETPs and/or Bitcoin Index. The Cap is the strike price of those FLEX Options the Underlying ETF is selling. The Cap, and the Underlying ETF's value relative to it on any given day, should be considered before investing in the Underlying ETF. If an investor purchases Underlying ETF Shares during an Outcome Period, and the Underlying ETF has already increased in value above its Initial Underlying ETF Value for that Outcome Period to a level near the Cap, an investor purchasing Underlying ETF Shares will have limited to no gain potential for the remainder of the Outcome Period (because the investor's potential gain will be limited to the difference between the Underlying ETF's NAV on the date the investor purchased the Underlying ETF Shares and the Cap). However, the investor will remain vulnerable to significant downside risk because the investor will bear the losses between the price at which it purchased its Underlying ETF Shares and the Initial Underlying ETF Value for the Outcome Period before subsequent losses will be protected by the Capital Protection. If an investor buys Underlying ETF Shares when the price exceeds the Cap, an investor selling their shares at the end of the Outcome Period will not experience any gain regardless of the price return of the Underlying ETPs and/or Bitcoin Index.

There is no guarantee that the Underlying ETF will be successful in providing these investment outcomes for any Outcome Period, and an investor may experience returns on the Underlying ETF significantly below the Cap.

In periods of extreme market volatility or during market disruption events, the Underlying ETF's ability to offset investor losses through the use of the FLEX Options to achieve the stated Floor, or provide a return up to the stated upside Cap may be impaired, resulting in an upside limit significantly below the Cap and downside protection significantly lower than 90% capital protection (i.e., losses greater than 10%), because the Underlying ETF may not be able to trade or exercise existing FLEX Options, or may not receive timely payment from its counterparties. An investor may lose their entire investment and an investment in the Underlying ETF is only appropriate for investors willing to bear those losses.

For each Outcome Period, the Underlying ETF will seek to invest in both purchased and written call FLEX Options and/or Listed Options and purchased put FLEX Options and/or Listed Options that reference one or more Underlying ETPs and/or Bitcoin Index. Because the value of the Underlying ETF is based on FLEX Options and/or Listed Options that reference the Underlying ETPs and/or Bitcoin Index and not the Underlying ETPs and/or Bitcoin Index directly, variations in the value of the FLEX Options and/or Listed Options impact the correlation between the Underlying ETF's NAV and the price of the Underlying ETPs and/or Bitcoin Index.

General Information about OTC Options

Over-the-counter (OTC) Options are purchased from or sold to sellers or purchasers ("Counterparties") through direct bilateral agreements with the Counterparties. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, length of option contract, exercise price, premium, guarantees and security, are set by negotiation of the parties.

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Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with each Underlying ETF or fails to make a cash settlement payment due in accordance with the terms of that option, the Underlying ETF will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by a Underlying ETF, and portfolio securities "covering" the amount of an Underlying ETF's obligation pursuant to an OTC Option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is "in the money") are illiquid, and are subject to a Underlying ETF's limitation on investing no more than 15% of its net assets in illiquid securities.

The OTC Options that the Underlying ETF will hold that reference the Underlying ETPs will give the Underlying ETF the right or the obligation to either receive or deliver shares of the Underlying ETPs, or the right or the obligation to either receive or deliver a cash payment on the option expiration date based upon the difference between the Underlying ETPs' value and a strike price, depending on whether the Underlying ETF purchases or sells the option. The Underlying ETF expects to enter into European style options, which are exercisable at the strike price only on the OTC Option expiration date. From time to time, the Underlying ETF may enter into American style options, which are exercisable at any time during the life of the option. The Underlying ETF will generally, under normal conditions, hold OTC Options for each Outcome Period. The Underlying ETF will purchase call options (giving the Underlying ETF the right to receive shares of the Underlying ETPs or a cash payment), while simultaneously selling (i.e., writing) call options (giving the Underlying ETF the obligation to deliver shares of the Underlying ETPs or a cash payment). With respect to box spreads, the Underlying ETF will purchase call options (giving the Underlying ETF the right to receive shares of the box spread reference asset (SPX or SPY) or a cash payment), put options (giving the Underlying ETF the right to deliver shares of SPX or SPY or a cash payment), and may sell (i.e., write) call options (giving the Underlying ETF the obligation to deliver shares of SPX or SPY or a cash payment) and put options (giving the Underlying ETF the obligation to receive shares of SPX or SPY or a cash payment) in instances where it is deemed necessary or desirable to construct the Box Spread. In instances where the purchased call and/or put options are substantially in-the-money and the synthetic long and short positions comprising the Box Spread can effectively be constructed without writing call or put options, the Underlying ETF may elect not to write call or put options. The Underlying ETF intends to structure the OTC Options so that any amount owed by the Underlying ETF on the written OTC Options will be covered by payouts at expiration from the purchased OTC Options. As a result, the Underlying ETF expects the OTC Options to be fully covered and no additional collateral will be necessary during the life of the Underlying ETF. The Underlying ETF receives premiums in exchange for the written OTC Options and pays premiums in exchange for the purchased OTC Options. Each of the OTC Options purchased and sold throughout the Outcome Period will have the same terms, such as strike price and expiration date, as the OTC Options purchased and sold on the first day of the Outcome Period. On the OTC Options expiration date, the Underlying ETF intends to sell the OTC Options prior to their expiration or cash-settle the OTC Options and use the resulting proceeds to purchase new OTC Options for the next Outcome Period.

General Information about FLEX Options and Listed Options

As noted above, each type of option or a combination of each such options are expected to be used by each Underlying ETF in place of OTC Options.

FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the OCC. The OCC guarantees performance by each of the counterparties to the FLEX Options and/or Listed Options, becoming the "buyer for every seller and the seller for every buyer," with the goal of protecting clearing members and options traders from counterparty risk. The OCC may make adjustments to FLEX Options and/or Listed Options for certain significant events. Although guaranteed for settlement by the OCC, FLEX Options and Listed Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options and/or Listed Options due to bankruptcy or other adverse reasons. The FLEX Options and/or Listed Options that each Underlying ETF will hold that reference one or more Underlying ETPs will give the Underlying ETF the right or the obligation to either receive or deliver shares of the applicable Underlying ETP, or the right or the obligation to either receive or deliver a cash payment on the option expiration date based

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upon the difference between the Underlying ETP's value and a strike price, depending on whether the Underlying ETF purchases or sells the option. The FLEX Options and/or Listed Options held by the Underlying ETF primarily are generally expected to be European style options, which are exercisable at the strike price only on the FLEX Option or Listed Option expiration date. The Underlying ETF will generally, under normal conditions, hold FLEX Options and/or Listed Options for each Outcome Period. The Underlying ETF will purchase call options (giving the Underlying ETF the right to receive shares of the Underlying ETP or a cash payment), while simultaneously selling (i.e., writing) call options (giving the Underlying ETF the obligation to deliver shares of the Underlying ETP or a cash payment). With respect to box spreads, the Underlying ETF will purchase call options (giving the Underlying ETF the right to receive shares of the box spread reference asset (SPX or SPY) or a cash payment), put options (giving the Underlying ETF the right to deliver shares of SPX or SPY or a cash payment), and may sell (i.e., write) call options (giving the Underlying ETF the obligation to deliver shares of SPX or SPY or a cash payment) and put options (giving the Underlying ETF the obligation to receive shares of SPX or SPY or a cash payment) in instances where it is deemed necessary or desirable to construct the Box Spread. In instances where the purchased call and/or put options are substantially in-the-money and the synthetic long and short positions comprising the Box Spread can effectively be constructed without writing call or put options, the Underlying ETF may elect not to write call or put options. The Underlying ETF intends to the extent permitted to structure the FLEX Options and/or Listed Options so that any amount owed by the Underlying ETF on the written FLEX Options and/or Listed Options will be covered by payouts at expiration from the purchased FLEX Options and/or Listed Options. The Underlying ETF receives premiums in exchange for the written FLEX Options and/or Listed Options and pays premiums in exchange for the purchased FLEX Options and/or Listed Options. The OCC and securities exchanges on which the FLEX Options and/or Listed Options are listed do not charge ongoing fees to writers or purchasers of the FLEX Options and/or Listed Options during their life for continuing to hold the option contracts but may charge transaction fees. Each of the FLEX Options and/or Listed Options purchased and sold throughout the Outcome Period will have many of the same terms, such as strike price and expiration date, as the FLEX Options and/or Listed Options purchased and sold on the first day of the Outcome Period. On the FLEX Options or Listed Options expiration date, the Underlying ETF intends to sell the FLEX Options or Listed Options prior to their expiration or cash-settle the FLEX Options or Listed Options and use the resulting proceeds to purchase new FLEX Options or Listed Options for the next Outcome Period.

General information about Box Spreads

A Box Spread is an offsetting set of options, which may include Flexible Exchange Options ("FLEX Options"). Box Spreads consists of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The reference asset in the context of box spreads is likely the SPY or SPX, whereas options utilized for reasons other than Box Spreads are ones that reference the price performance one or more of Underlying ETPs which own bitcoin and/or options that reference one or more Bitcoin Indexes. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long position. The difference between the strike prices of the synthetic long position and the synthetic short position determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options' reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options' reference assets. The Underlying ETFs may purchase Box Spreads on various indices or securities based on risk and return considerations.

The Underlying ETPs

iShares Bitcoin ETF (IBIT) Description

IBIT or "the iShares Bitcoin Trust ETF" for purposes of this section is an exchange-traded investment vehicle that seeks to reflect generally the performance of the price of bitcoin, before payment of the iShares Bitcoin Trust ETF's expenses and liabilities. iShares Delaware Trust Sponsor LLC serves as the iShares Bitcoin Trust ETF's sponsor. You can find the iShares Bitcoin Trust ETF's prospectus and other information, including the most recent reports to shareholders, online at https://www.ishares.com/us/products/333011/ishares-bitcoin-trust-etf.

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The summary information below regarding the iShares Bitcoin Trust ETF comes from its filings with the SEC. You are urged to refer to the SEC filings made by the iShares Bitcoin Trust ETF and to other publicly available information to obtain an understanding of the iShares Bitcoin Trust ETF's business and financial prospects. The following description of the iShares Bitcoin Trust ETF's principal investment strategies was taken directly from the iShares Bitcoin Trust ETF's prospectus, dated July 31, 2025 ("IBIT" refers to the iShares Bitcoin Trust ETF; other defined terms have been modified).

IBIT seeks to achieve its investment objective by holding bitcoin, with the value of the iShares Bitcoin Trust ETF's bitcoin holdings intended to reflect the price performance of bitcoin as measured by the CF Benchmarks Index. The iShares Bitcoin Trust ETF values its bitcoin holdings based on the CF Benchmarks Index, which is calculated based on the bitcoin trading activity on several major bitcoin trading platforms (the "Constituent Platforms"). To maintain accurate pricing, the CF Benchmarks Index aggregates the trade flow of the Constituent Platforms during an observation window between 3:00 p.m. and 4:00 p.m. ET into the U.S. dollar price of one bitcoin at 4:00 p.m. ET.

The iShares Bitcoin Trust ETF is not actively managed and will not seek to sell bitcoin at times when its price is high or acquire bitcoin when its price is low. The iShares Bitcoin Trust ETF does not use leverage, derivatives or any similar arrangements in seeking to meet its investment objective.

The assets of the iShares Bitcoin Trust ETF consist primarily of bitcoin held by a custodian on behalf of the iShares Bitcoin Trust ETF. The Bitcoin Custodian keeps custody of all of the iShares Bitcoin Trust ETF's bitcoin, other than that which is maintained in a Trading Balance with the Prime Execution Agent, in accounts that are required to be segregated from the assets held by the Bitcoin Custodian as principal and the assets of its other customers (the "Vault Balance"). The Bitcoin Custodian keeps all of the private keys associated with the iShares Bitcoin Trust ETF's bitcoin held by the Bitcoin Custodian in the Vault Balance in "cold storage", which refers to a safeguarding method by which the private keys corresponding to the iShares Bitcoin Trust ETF's bitcoins are generated and stored in an offline manner using computers or devices that are not connected to the Internet, which is intended to make them more resistant to hacking.

The iShares Bitcoin Trust ETF issues and redeems Shares only in blocks of 40,000 Shares or integral multiples thereof ("Baskets"). The iShares Bitcoin Trust ETF issues and redeems Baskets only to Authorized Participants in exchange for cash or bitcoin. The iShares Bitcoin Trust ETF may incur certain transaction costs when buying and selling bitcoin in connection with the creation and redemption of Baskets. These costs, which are not reflected in the iShares Bitcoin Trust ETF's estimated annual ordinary operating expenses, affect the iShares Bitcoin Trust ETF's performance.

The iShares Bitcoin Trust ETF pays a sponsor's fee that accrues daily at an annualized rate of 0.25% of the net asset value of the iShares Bitcoin Trust ETF. The iShares Bitcoin Trust ETF does not hold or trade futures or swaps and is not a commodity pool. Although the iShares Bitcoin Trust ETF may fail to track the price of bitcoin precisely at any particular time, the iShares Bitcoin Trust ETF generally will be substantially invested in bitcoin, which should result in a close correspondence between the performance of bitcoin and the performance of the iShares Bitcoin Trust ETF.

The CF Benchmarks Index serves as the iShares Bitcoin Trust ETF's reference rate for bitcoin value. The index is designed to provide a reliable and representative benchmark for the bitcoin market, incorporating trading data from multiple major cryptocurrency exchanges that meet strict criteria for inclusion. The index has been recognized by financial regulators and serves as a pricing source for various bitcoin investment products.

As of June 27, 2025, the net asset value of iShares Bitcoin Trust ETF was $74,198,915,391 and the NAV was $60.70. The iShares Bitcoin Trust ETF maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks.

Bitwise Bitcoin ETF (BITB) Description

BITB or "the Bitwise Bitcoin Trust" for purposes of this section is an exchange-traded investment vehicle that seeks to provide exposure to the value of bitcoin held by the Bitwise Bitcoin Trust, less the expenses of the Bitwise Bitcoin Trust's operations and other liabilities. Bitwise Investment Advisers, LLC serves as the Bitwise Bitcoin Trust's sponsor. The investment objective of the Bitwise Bitcoin Trust is to seek investment results that correspond to the performance of bitcoin as measured by the CME CF

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Bitcoin Reference Rate — New York Variant (BRRNY). You can find the Bitwise Bitcoin Trust's prospectus and other information, including the most recent reports to shareholders, online at https://bitbetf.com/

The summary information below regarding the Bitwise Bitcoin Trust comes from its filings with the SEC. You are urged to refer to the SEC filings made by the Bitwise Bitcoin Trust and to other publicly available information to obtain an understanding of the Bitwise Bitcoin Trust's business and financial prospects. The following description of the Bitwise Bitcoin Trust's principal investment strategies was taken directly from the Bitwise Bitcoin Trust's prospectus ("BITB" refers to the Bitwise Bitcoin Trust; other defined terms have been modified).

BITB seeks to achieve its investment objective by holding bitcoin, with the value of the Bitwise Bitcoin Trust's bitcoin holdings intended to reflect the price performance of bitcoin as measured by the BRRNY. The Bitwise Bitcoin Trust is passively managed and does not pursue active management investment strategies. The Bitwise Bitcoin Trust will not sell bitcoin at times when its price is high or acquire bitcoin when its price is low. The Bitwise Bitcoin Trust does not use leverage or any similar arrangements in seeking to meet its investment objective.

The Bitwise Bitcoin Trust's assets consist primarily of bitcoin held by Coinbase Custody Trust Company, LLC as the Bitcoin Custodian on behalf of the Bitwise Bitcoin Trust. The Bitcoin Custodian maintains custody of all of the Bitwise Bitcoin Trust's bitcoin, other than that which is temporarily maintained in a Trading Balance with the Prime Execution Agent, in segregated cold storage wallets. Cold storage refers to a safeguarding method where private keys are generated and stored offline on hardware that has never been connected to the internet, making them more resistant to hacking.

The Bitwise Bitcoin Trust issues and redeems Shares only in blocks of 10,000 Shares ("Baskets"). The Bitwise Bitcoin Trust issues and redeems Baskets only to Authorized Participants in exchange for cash. As of August 1, 2025, BITB is able to conduct creations and redemptions of Shares in-kind. The Bitwise Bitcoin Trust may incur certain transaction costs when buying and selling bitcoin in connection with the creation and redemption of Baskets. These costs affect the Bitwise Bitcoin Trust's performance.

The Bitwise Bitcoin Trust will pay a unitary Sponsor Fee of 0.10% per annum of the Bitwise Bitcoin Trust's bitcoin holdings. The Bitwise Bitcoin Trust does not engage in any activities designed to derive a profit from changes in the price of bitcoin.

The Bitwise Bitcoin Trust values its bitcoin holdings based on the BRRNY, which is calculated based on the bitcoin trading activity on several major bitcoin trading platforms (the "Constituent Platforms"). The BRRNY aggregates the trade flow of the Constituent Platforms during an observation window between 3:00 p.m. and 4:00 p.m. ET into the U.S. dollar price of one bitcoin at 4:00 p.m. ET.

The Bitwise Bitcoin Trust maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks.

Grayscale Bitcoin Mini Trust (BTC) Description

BTC or "the Grayscale Bitcoin Mini Trust ETF" for purposes of this section is an exchange-traded investment vehicle that seeks to reflect generally the performance of the price of bitcoin, before payment of the Grayscale Bitcoin Mini Trust ETF's expenses and liabilities. Grayscale Investments Sponsors, LLC serves as the Grayscale Bitcoin Mini Trust ETF's sponsor. The investment objective of the Grayscale Bitcoin Mini Trust ETF is to seek investment results that generally correspond to the performance of bitcoin as measured by the CoinDesk Bitcoin Price Index (XBX). You can find the Grayscale Bitcoin Mini Trust ETF's prospectus and other information, including the most recent reports to shareholders, online at https://etfs.grayscale.com/btc.

The summary information below regarding the Grayscale Bitcoin Mini Trust ETF comes from its filings with the SEC. You are urged to refer to the SEC filings made by the Grayscale Bitcoin Mini Trust ETF and to other publicly available information to obtain an understanding of the Grayscale Bitcoin Mini Trust ETF's business and financial prospects. The following description of the Grayscale Bitcoin Mini Trust ETF's principal investment strategies was taken directly from the Grayscale Bitcoin Mini Trust ETF's prospectus ("BTC" refers to the Grayscale Bitcoin Mini Trust ETF; other defined terms have been modified).

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BTC seeks to achieve its investment objective by holding bitcoin, with the value of the Grayscale Bitcoin Mini Trust ETF's bitcoin holdings intended to reflect the price performance of bitcoin. The Grayscale Bitcoin Mini Trust ETF is not actively managed and will not seek to sell bitcoin at times when its price is high or acquire bitcoin when its price is low. The Grayscale Bitcoin Mini Trust ETF does not use leverage, derivatives or any similar arrangements in seeking to meet its investment objective.

The assets of the Grayscale Bitcoin Mini Trust ETF consist primarily of bitcoin held by a custodian on behalf of the Grayscale Bitcoin Mini Trust ETF. Coinbase Custody Trust Company, LLC serves as the custodian and keeps custody of all of the Grayscale Bitcoin Mini Trust ETF's bitcoin in segregated custody accounts, with a substantial portion held in "cold storage" — an offline safeguarding method where private keys are generated and stored using computers disconnected from the internet to enhance security against hacking.

The Grayscale Bitcoin Mini Trust ETF issues and redeems Shares only in blocks of 10,000 Shares ("Baskets"). The Grayscale Bitcoin Mini Trust ETF issues and redeems Baskets only to Authorized Participants, currently in exchange for cash through facilitated transactions with Liquidity Providers. Subject to regulatory approval, these transactions may also take place through in-kind exchanges of bitcoin in the future.

The Grayscale Bitcoin Mini Trust ETF pays a sponsor's fee that accrues daily at an annualized rate of 0.15% of the Grayscale Bitcoin Mini Trust ETF's NAV. The Grayscale Bitcoin Mini Trust ETF does not hold or trade futures or swaps and is not a commodity pool. Although the Grayscale Bitcoin Mini Trust ETF may fail to track the price of bitcoin precisely at any particular time, the Grayscale Bitcoin Mini Trust ETF generally will be substantially invested in bitcoin, which should result in a close correspondence between the performance of bitcoin and the performance of the Grayscale Bitcoin Mini Trust ETF.

The Grayscale Bitcoin Mini Trust ETF values its bitcoin holdings based on the CoinDesk Bitcoin Price Index (XBX), which is calculated based on the bitcoin trading activity on several major bitcoin trading platforms including Coinbase, Bitstamp, Kraken, LMAX Digital and Crypto.com. The Index Price represents the U.S. dollar value of bitcoin at 4:00 p.m., New York time, each business day.

The Grayscale Bitcoin Mini Trust ETF maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks.

Fidelity Wise Origin Bitcoin Fund (FBTC) Description

FBTC or "the Fidelity Wise Origin Bitcoin Fund" for purposes of this section is an exchange-traded investment vehicle that seeks to track the performance of bitcoin, as measured by the performance of the Fidelity Bitcoin Reference Rate (the "Index"), adjusted for the Fidelity Wise Origin Bitcoin Fund's expenses and other liabilities. FD Funds Management LLC serves as the Fidelity Wise Origin Bitcoin Fund's sponsor. The investment objective of the Fidelity Wise Origin Bitcoin Fund is to seek investment results that correspond to the performance of bitcoin as measured by the Index. You can find the Fidelity Wise Origin Bitcoin Fund's prospectus and other information, including the most recent reports to shareholders, online at https://www.fidelity.com/etfs/crypto-funds-prospectus.

The summary information below regarding the Fidelity Wise Origin Bitcoin Fund comes from its filings with the SEC. You are urged to refer to the SEC filings made by the Fidelity Wise Origin Bitcoin Fund and to other publicly available information to obtain an understanding of the Fidelity Wise Origin Bitcoin Fund's business and financial prospects. The following description of the Fidelity Wise Origin Bitcoin Fund's principal investment strategies was taken directly from the Fidelity Wise Origin Bitcoin Fund's prospectus ("FBTC" refers to the Fidelity Wise Origin Bitcoin Fund; other defined terms have been modified).

FBTC seeks to achieve its investment objective by holding bitcoin, with the value of the Fidelity Wise Origin Bitcoin Fund's bitcoin holdings intended to reflect the price performance of bitcoin as measured by the Index. The Fidelity Wise Origin Bitcoin Fund is passively managed and does not pursue active management investment strategies. The Fidelity Wise Origin Bitcoin Fund will not invest in derivatives.

All of the Fidelity Wise Origin Bitcoin Fund's bitcoin is held by Fidelity Digital Asset Services, LLC ("FDAS" or the "Custodian"), an affiliate of the Sponsor. The Custodian maintains custody of all of the Fidelity Wise Origin Bitcoin Fund's bitcoin. The

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Custodian holds a majority of bitcoin in cold storage and manages the allocation of bitcoin between cold and hot storage for the omnibus wallets. Within such omnibus hot and cold wallets, the Custodian keeps a substantial majority of assets in cold wallets (generally targeting greater than 98%), to promote security, while the balance of assets is kept in hot wallets to facilitate timely withdrawals.

The Fidelity Wise Origin Bitcoin Fund issues and redeems Shares in blocks of 25,000 Shares ("Baskets"). The Fidelity Wise Origin Bitcoin Fund issues and redeems Baskets only to Authorized Participants in exchange for cash. For a subscription for Shares, the subscription shall be in the amount of either bitcoin represented by the Basket being created or cash needed to purchase the amount of bitcoin represented by the Basket being created.

The Fidelity Wise Origin Bitcoin Fund pays the Sponsor an annual unified fee of 0.25% of the Fidelity Wise Origin Bitcoin Fund's Bitcoin Holdings. The Fidelity Wise Origin Bitcoin Fund is not a registered investment company under the Investment Company Act of 1940 and is not subject to regulation under the Act. The Sponsor is not an "Investment Adviser" and therefore the Sponsor's provision of services to the Fidelity Wise Origin Bitcoin Fund will not be governed by the Investment Advisers Act of 1940. The Fidelity Wise Origin Bitcoin Fund is not a commodity pool for purposes of the Commodity Exchange Act, and the Sponsor is not subject to regulation by the Commodity Futures Trading Commission as a commodity pool operator or commodity trading advisor.

The Index is constructed using bitcoin price feeds from eligible bitcoin spot markets and a volume-weighted median price ("VWMP") methodology, calculated every 15 seconds based on VWMP spot market data over rolling sixty-minute increments. The current bitcoin spot markets included in the Index calculation are Bitstamp, Coinbase, Crypto.com, Gemini, Kraken, and LMAX Digital.

The Fidelity Wise Origin Bitcoin Fund maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks. Additionally, the Fidelity Wise Origin Bitcoin Fund's regulatory structure differs from traditional investment vehicles.

ARK 21Shares Bitcoin ETF (ARKB) Description

ARKB or "the ARK 21Shares Bitcoin ETF" for purposes of this section is an exchange-traded investment vehicle that seeks to track the performance of bitcoin, as measured by the performance of the CME CF Bitcoin Reference Rate — New York Variant (the "Index"), adjusted for the ARK 21Shares Bitcoin ETF's expenses and other liabilities. 21Shares US LLC serves as the ARK 21Shares Bitcoin ETF's sponsor. You can find the ARK 21Shares Bitcoin ETF's prospectus and other information, including the most recent reports to shareholders, online at https://www.21shares.com/en-us/product/arkb. The summary information below regarding the ARK 21Shares Bitcoin ETF comes from its filings with the SEC. You are urged to refer to the SEC filings made by the ARK 21Shares Bitcoin ETF and to other publicly available information to obtain an understanding of the ARK 21Shares Bitcoin ETF's business and financial prospects. The following description of the ARK 21Shares Bitcoin ETF's principal investment strategies was taken directly from the ARK 21Shares Bitcoin ETF's prospectus ("ARKB" refers to the ARK 21Shares Bitcoin ETF; other defined terms have been modified).

ARKB seeks to achieve its investment objective by holding bitcoin and will value its Shares daily based on the Index. The ARK 21Shares Bitcoin ETF is passively managed and does not pursue active management investment strategies. The ARK 21Shares Bitcoin ETF will not invest in derivatives or utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective.

All of the ARK 21Shares Bitcoin ETF's bitcoin is held by Coinbase Custody Trust Company, LLC ("Coinbase Custody" or the "Bitcoin Custodian"), which will keep custody of all of the ARK 21Shares Bitcoin ETF's bitcoin, although the Trust may retain one or more additional custodians at a later date. The Bitcoin Custodian maintains custody of all of the ARK 21Shares Bitcoin ETF's bitcoin in segregated wallets that are therefore not commingled with corporate or other customer assets. The Bitcoin Custodian will keep a substantial portion of the private keys associated with the ARK 21Shares Bitcoin ETF's bitcoin in "cold storage" or similarly secure technology. Cold storage in the context of bitcoin means keeping the reserve of bitcoin offline, which is a widely-used security precaution, especially when dealing with large amount of bitcoin.

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The ARK 21Shares Bitcoin ETF issues and redeems Shares in blocks of 5,000 Shares ("Baskets"). The ARK 21Shares Bitcoin ETF issues and redeems Baskets only to Authorized Participants in exchange for cash. This will cause the Sponsor, on behalf of the ARK 21Shares Bitcoin ETF, to automatically instruct a Bitcoin Counterparty to purchase the amount of bitcoin equivalent in value to the cash deposit amount associated with the order and deposit the resulting bitcoin deposit amount in the ARK 21Shares Bitcoin ETF's account with the Bitcoin Custodian.

The ARK 21Shares Bitcoin ETF pays the unitary Sponsor Fee of 0.21% of the ARK 21Shares Bitcoin ETF's bitcoin holdings. The ARK 21Shares Bitcoin ETF is not a registered investment company under the Investment Company Act of 1940 and is not subject to regulation under the Act.

The Index is designed based on the IOSCO Principals for Financial Benchmarks. The Index is calculated daily and aggregates the notional value of bitcoin trading activity across major bitcoin spot exchanges. The Index currently uses six constituent exchanges: Coinbase, Bitstamp, Gemini, itBit, Kraken, and LMAX Digital.

The ARK 21Shares Bitcoin ETF maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks.

Bitcoin

Bitcoin is a digital asset that is created and transmitted through the operations of the peer-to-peer bitcoin network, a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the bitcoin network, the infrastructure of which is collectively maintained by its user base. The bitcoin network allows people to exchange tokens of value, called bitcoin, which are recorded on a public transaction ledger known as the Bitcoin Blockchain. Bitcoin can be used to pay for goods and services, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on bitcoin platforms that enable trading in bitcoin or in individual end-user-to-end-user transactions under a barter system.

The bitcoin network is commonly understood to be decentralized and does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of bitcoin. Rather, bitcoin is created and allocated by the bitcoin network protocol through a "mining" process. The value of bitcoin is determined by the supply of and demand for bitcoin-on-bitcoin platforms or in private end-user-to-end-user transactions.

New bitcoin are created and rewarded to the miners of a block in the Bitcoin Blockchain for verifying transactions. The Bitcoin Blockchain is a shared database that includes all blocks that have been solved by miners and it is updated to include new blocks as they are solved. Each bitcoin transaction is broadcast to the bitcoin network and, when included in a block, recorded in the Bitcoin Blockchain. As each new block records outstanding bitcoin transactions, and outstanding transactions are settled and validated through such recording, the Bitcoin Blockchain represents a complete, transparent and unbroken history of all transactions of the bitcoin network.

The bitcoin network was initially contemplated in a white paper that also described bitcoin and the operating software to govern the bitcoin network. The white paper was purportedly authored by Satoshi Nakamoto. However, no individual with that name has been reliably identified as bitcoin's creator, and the general consensus is that the name is a pseudonym for the actual inventor or inventors. The first bitcoins were created in 2009 after Nakamoto released the bitcoin network source code (the software and protocol that created and launched the Bitcoin network). The bitcoin network has been under active development since that time by a loose group of software developers who have come to be known as core developers.

The bitcoin network is kept running by computers all over the world. In order to incentivize those who incur the computational costs of securing the network by validating transactions (e.g., "miners"), there is a reward that is given to the computer that was able to create the latest block on the chain. Every 10 minutes, on average, a new block is added to the Bitcoin Blockchain with the latest transactions processed by the network, and the computer that generated this block is currently awarded 3.125 bitcoin. Over time, rewards are expected to be proportionate to the computational power of each machine. New bitcoins are only created through the mining process. This deliberately controlled rate of bitcoin creation means that the number of bitcoin in existence will increase at a controlled rate until the number of bitcoin in existence reaches the pre-determined 21 million bitcoin. As of December 31, 2023, approximately 19.6 million bitcoins were outstanding and the date when the 21 million bitcoin limitation will be reached is estimated to be the year 2140.

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However, the 21 million supply limit could be changed in a hard fork, meaning a protocol change that creates a new set of rules for the computers that make up the blockchain network.

Each bitcoin network address, or wallet, is associated with a unique "public key" and "private key" pair. To receive bitcoin, the bitcoin recipient must provide its public key to the party initiating the transfer. This activity is analogous to a recipient for a transaction in U.S. dollars providing a routing address in wire instructions to the payor so that cash may be wired to the recipient's account. The payor approves the transfer to the address provided by the recipient by "signing" a transaction that consists of the recipient's public key with the private key of the address from where the payor is transferring the bitcoin. The recipient, however, does not make public or provide to the sender its related private key. Since every computation on the bitcoin network requires the payment of bitcoin, including verification and memorialization of bitcoin transfers, there is a transaction fee involved with the transfer, which is based on computation complexity and not on the value of the transfer and is paid by the payor with a fractional number of bitcoin.

Neither the recipient nor the sender reveals their private keys in a transaction because the private key authorizes transfer of the funds in that address to other users. Therefore, if a user loses his private key, the user may permanently lose access to the bitcoin contained in the associated address. Likewise, bitcoin is irretrievably lost if the private key associated with them is deleted and no backup has been made. When sending bitcoin, a user's bitcoin network software program must validate the transaction with the associated private key. The resulting digitally validated transaction is sent by the user's bitcoin network software program to the Bitcoin network to allow transaction confirmation.

Upon the addition of a block included in the Bitcoin Blockchain, the bitcoin network software program of both the spending party and the receiving party will show confirmation of the transaction on the Bitcoin Blockchain and reflect an adjustment to the bitcoin balance in each party's bitcoin network public key, completing the bitcoin transaction. Once a transaction is confirmed on the Bitcoin Blockchain, it is irreversible.

Some bitcoin transactions are conducted "off-blockchain" and are therefore not recorded in the Bitcoin Blockchain. Some "off-blockchain transactions" involve the transfer of control over, or ownership of, a specific digital wallet holding bitcoin or the reallocation of ownership of certain bitcoin in a digital wallet containing assets owned by multiple persons, such as a digital wallet maintained by a digital assets platform. In contrast to on-blockchain transactions, which are publicly recorded on the Bitcoin Blockchain, information and data regarding off-blockchain transactions are generally not publicly available.

Therefore, off-blockchain transactions are not truly bitcoin transactions in that they do not involve the transfer of transaction data on the bitcoin network and do not reflect a movement of bitcoin between addresses recorded in the Bitcoin Blockchain. For these reasons, off-blockchain transactions are subject to risks as any such transfer of bitcoin ownership is not protected by the protocol behind the bitcoin network or recorded in, and validated through, the blockchain mechanism.

The Bitcoin Blockchain has a number of impediments that would need to be addressed in order for it to be adopted as a more mainstream payment system, including:

•  Scalability: Blockchain networks can be slow and inefficient due to the high computational requirements needed to validate transactions. As the number of users, transactions, and applications increases, the ability of blockchain networks to process and validate them in a timely way becomes strained. This makes blockchain networks difficult to use in applications that require fast transaction processing speeds.

•  Transaction fees: bitcoin's network requires fees to process transactions, which can fluctuate dramatically based on network congestion and the data size of a transaction. During periods of high demand, these fees can increase greatly, making small, everyday transactions, like buying a coffee, impractical. This volatility in transaction costs significantly undermines bitcoin's utility as a medium for daily financial activities.

•  Volatility of bitcoin: The price of bitcoin is primarily determined by supply and demand in the cryptocurrency markets. As a relatively new and speculative asset, its price can fluctuate wildly based on investor sentiment, news, and market trends. It also has a fixed maximum supply of 21 million coins, which scarcity can lead to price volatility as demand fluctuates against a capped supply. Further, unlike traditional currencies backed by governments or commodities with industrial uses, bitcoin's value is largely based on belief in its future potential, making it susceptible to rapid changes in public perception.

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•  Interoperability: There are currently many different blockchain platforms — each with its own protocols and standards — and they often do not work well together. This lack of interoperability can lead to inefficiencies, as individuals and companies may need to navigate multiple platforms and use a number of tokens or cryptocurrencies to interact with different networks. This fragmentation can also hinder collaboration, stifle innovation, and prevent the seamless exchange of data and value between different blockchain ecosystems.

Further development of the Bitcoin Blockchain is increasingly dependent on the development of second-layer protocols due to inherent scalability limitations in its base layer. bitcoin's primary blockchain prioritizes security and decentralization, which comes at the cost of limited transaction throughput and higher fees during periods of high demand. Second-layer protocols, such as the Lightning Network, aim to address these limitations by enabling faster and cheaper transactions off-chain while still leveraging bitcoin's security model. These protocols allow for micropayments, increased privacy, and improved scalability without compromising the core principles of the bitcoin network. As adoption grows, second-layer solutions become crucial for bitcoin to function as a viable medium of exchange for everyday transactions, in addition to its role as a store of value.

The bitcoin network was first launched in 2009 and bitcoins were the first cryptographic digital assets created to gain global adoption and critical mass. Although the bitcoin network is the most established digital asset network, the bitcoin network and other cryptographic and algorithmic protocols governing the issuance of digital assets represent a new and rapidly evolving industry that is subject to a variety of factors that are difficult to evaluate. Moreover, because digital assets, including bitcoin, have been in existence for a short period of time and are continuing to develop, there may be additional risks in the future that are impossible to predict as of the date of this prospectus. Digital assets represent a new and rapidly evolving industry, and the value of the Underlying ETPs' shares depends on the acceptance of bitcoin. The realization of one or more of the following risks could materially adversely affect the value of the Underlying ETPs' shares.

Digital assets, including bitcoin, are controllable only by the possessor of both the unique public key and private key or keys relating to the bitcoin network address, or "wallet", at which the digital assets are held. Private keys must be safeguarded and kept private in order to prevent a third-party from accessing the digital asset held in such wallet. The loss, theft, compromise or destruction of a private key required to access a digital asset may be irreversible. If a private key is lost, stolen, destroyed or otherwise compromised and no backup of the private key is accessible, the owner would be unable to access the digital asset corresponding to that private key and the private key will not be capable of being restored by the digital asset network resulting in the total loss of the value of the digital asset linked to the private key.

Over the past decade, bitcoin mining operations have evolved from individual users mining with computer processors, graphics processing units and first-generation application specific integrated circuit machines to "professionalized" mining operations using proprietary hardware or sophisticated machines. If the profit margins of bitcoin mining operations are not sufficiently high, including due to an increase in electricity costs or a decline in the market price of bitcoin, or if bitcoin mining operations are unable to arrange alternative sources of financing (e.g., if lenders refuse to make loans to such miners), bitcoin miners are more likely to immediately sell more bitcoins than they otherwise would, resulting in an increase in liquid supply of bitcoin, which would generally tend to reduce bitcoin's market price.

More than 10,000 other digital assets have been developed since the inception of bitcoin. However, bitcoin is currently the most developed digital asset because of the length of time it has been in existence, the investment in the infrastructure that supports it, and the network of individuals and entities that are using bitcoin in transactions. Some industry groups are also creating private, permissioned blockchain versions of digital assets.

Non-Principal Investments

Cash Equivalents and Short-Term Investments

The Fund may invest in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when the portfolio managers believe securities in which such Fund normally invests have elevated

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risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.

Illiquid Investments

The Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For this purpose, illiquid investments may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), certain securities that may only be resold pursuant to Rule 144A under the Securities Act, and certain repurchase agreements, among others.

Temporary Investments

In response to market, economic, political, or other conditions, the Fund may temporarily invest for defensive purposes that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect the Fund's performance, and the Fund may not achieve its investment objective.

Risks of Investing in the Fund

This prospectus describes the risks you may face as an investor in the Fund. It is important to keep in mind that generally, investments with a higher potential reward also have a higher risk of losing money. The reverse is also commonly true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for a long period of time to ride out down periods.

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. You should not consider investing in the Fund if your investment objective differs from the Fund's investment objective or if you are not willing to accept the principal risks associated with an investment in the Fund. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund include:

• Absence of an Active Market Risk — The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund's shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants' ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund's shares are trading on the Exchange, which could result in a decrease in value of the Fund's shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

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• Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

• Cap Change Risk — A new Underlying ETF cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, a cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods. Investors should monitor the changes in the Cap for each Outcome Period for each Underlying ETF, information for which will be made available pursuant to the procedure outlined in the Fund's prospectus.

• Cap Risk — While the Fund itself is not subject to a specific Floor or Cap, there can be no guarantee that the Underlying ETFs will be successful in their strategy to provide protection against 90% of the negative price return (before total Underlying ETFs operating fees and expenses) of Spot bitcoin over the Outcome Period. Each Underlying ETF's strategy seeks to deliver returns that track those of Spot bitcoin (up to the Cap), while attempting to limit downside losses (with a maximum loss of 10% of Spot bitcoin over the duration of the Outcome Period), if the Underlying ETF's Shares are held at the time at which the Underlying ETF enters into OTC Options or FLEX Options and/or Listed Options and U.S. Treasury securities, if applicable, and cash and cash equivalents and held until those instruments expire at the end of the Outcome Period. In the event the Fund purchases Underlying ETFs Shares after these instruments were entered into or sells Underlying ETFs Shares prior to the expiration (or maturity) of these investments, the Floor that the Underlying ETFs seeks to provide may not be available. If the Outcome Period has begun and the price of Spot bitcoin has increased in value, the Floor will not protect any decreases in the price of Spot bitcoin and therefore the Fund may experience losses from this appreciated value until the Underlying ETFs reaches its original NAV from the commencement of the Outcome Period. Similarly, if the Fund purchases Underlying ETFs Shares after the commencement of the Outcome Period and the price of Spot bitcoin has increased in value, the Fund will not benefit from the Floor until the price of Spot bitcoin decreases to its original value at the commencement of the Outcome Period. Accordingly, the Fund will not receive the protection that the Underlying ETF seeks to provide until the Underlying ETF experiences losses that return it to its value at the commencement of the Outcome Period. If the OTC Options, and FLEX Options and/or Listed Options and U.S. Treasury securities, if applicable, and cash and cash equivalents (and therefore the Floor) do not perform as expected, the Fund may experience significant losses on its investment, including the loss of its entire investment.

• Capped Upside Risk — Each Underlying ETF's strategy seeks to provide returns (before fees and expenses) that match the price return of Spot bitcoin for shares acquired on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event that the Fund acquires Underlying ETF shares after the first day of a Target Outcome Period and the Underlying ETF has risen in value to a level near or at the cap (because the Fund's potential gain will be limited to the difference between the Underlying ETF's NAV on the date the Fund purchases Underlying ETF shares and the cap), there may be little or no ability for the Fund to experience an investment gain on its shares, however, the Fund will remain vulnerable to downside risks. This could be true for all of the Underlying ETFs held by the Fund at a certain point in time severely limiting the Fund's ability to participate in gains during that time. If Spot bitcoin experiences gains during a Target Outcome Period, an Underlying ETF will not participate in those gains beyond the cap. If the Fund buys Underlying ETF shares when the price exceeds the cap, the Fund will not experience any gain regardless of the performance of Spot bitcoin.

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• Cash Holdings Risk — To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund's performance and ability to achieve its investment objective.

• Concentration Risk — Underlying ETPs — The Underlying ETPs hold only bitcoin and cash. As a result, the Underlying ETPs' holdings are not diversified. Accordingly, the Underlying ETPs' net asset value may be more volatile than another investment vehicle with a more broadly diversified portfolio and may fluctuate substantially over short or long periods of time. Fluctuations in the price of bitcoin are expected to have a direct impact on the value of the shares of the Underlying ETPs.

The Underlying ETPs are passive investment vehicles that do not seek to generate returns beyond tracking the price of bitcoin. The Sponsors (the managers or organizations in charge of creating and administering a given ETP) do not actively manage the bitcoin held by the Underlying ETPs. This means the Sponsors do not speculatively sell bitcoin at times when its price is high or speculatively acquire bitcoin at low prices in the expectation of future price increases. It also means the Underlying ETPs will not utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective. Any losses sustained by the Underlying ETPs will adversely affect the value of its shares.

• Clearing Member Default Risk — Transactions in certain options such as FLEX Options and Listed Options are required to be centrally cleared ("cleared options"). In a transaction involving cleared options, the Underlying ETFs' counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Underlying ETFs are not members of clearing houses and only members of a clearing house ("clearing members") can participate directly in the clearing house, the Underlying ETFs will hold cleared options through accounts at clearing members. In cleared options positions, the Underlying ETFs will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Margin requirements are set by the OCC and the Underlying ETFs' clearing member and generally may be increased at any time. Margin requirements could increase significantly during periods of volatility or market disruptions, and the Underlying ETFs may be forced to sell assets at a disadvantageous time or price to meet such margin calls, which could negatively impact the Underlying ETFs' performance. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member's individual customers. As a result, assets deposited by the Underlying ETFs with any clearing member as margin for its options contracts may, in certain circumstances, be used to satisfy losses of other clients of the Underlying ETFs' clearing member. In addition, although clearing members guarantee performance of their clients' obligations to the clearing house, there is a risk that the assets of the Underlying ETFs might not be fully protected in the event of the clearing member's bankruptcy. The Underlying ETFs are also subject to the risk that a limited number of clearing members are willing to transact on the Underlying ETFs' behalf, which heightens the risks associated with a clearing member's default. If a clearing member defaults the Underlying ETFs could lose some or all of the benefits of a transaction entered into by the Underlying ETFs with the clearing member. The loss of a clearing member for the Underlying ETFs to transact with could result in increased transaction costs and other operational issues that could impede an Underlying ETF's ability to implement its investment strategy. If an Underlying ETF cannot find a clearing member to transact with on the Underlying ETF's behalf, the Underlying ETF may be unable to effectively implement its investment strategy.

• Correlation Risk — Prior to the expiration date of any options held by the Underlying ETFs, the value of the options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Underlying ETF's valuation policy. Because a component of the options' value will be affected by, among other things, changes in the share prices of the Underlying ETPs and/or Bitcoin Index, changes in interest rates, changes in the actual and implied volatility of the of the Underlying ETPs and/or Bitcoin Index and bitcoin and the remaining time until the options expire, the value of the Underlying ETFs' options positions is not anticipated to increase or decrease at the same rate as the share price of the Underlying ETPs and/or Bitcoin Index, and it is possible they may move in different directions, and as a result, the Fund's NAV may not increase or decrease at the same rate as the share price of the Underlying ETPs and/or Bitcoin Index. If the assets held by the Underlying ETFs do not perform as expected, the Underlying ETFs may experience losses which may be significant. The Underlying ETFs' strategy is designed to produce the outcomes upon the expiration of the options on or before the last business day of the Outcome Period, and it should not be expected that the outcomes will be provided at any point other than the end of the Outcome Period. While the performance of the Underlying ETPs and/or Bitcoin Index is expected to be positively correlated to the performance of Spot bitcoin, it is possible that the performance of the Underlying ETPs and/or Bitcoin Index will not be so correlated, which could cause the Underlying ETFs to suffer losses.

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• Costs of Buying and Selling Fund Shares — Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

• Counterparty Risk — Underlying ETF transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Underlying ETF. Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to an Underlying ETF and, in turn, the Fund. An Underlying ETF may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to listed options and FLEX Options. As a result, the ability of an Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF and, in turn, the Fund could suffer significant losses.

• Derivatives Risk — Derivatives are instruments, such as options, futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counterparty risk, meaning that the party with whom the Fund enters into a derivative transaction may experience a significant credit event and/or may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

• Digital Assets Risk — Risk factors related to digital assets include:

-  The trading prices of many digital assets, including bitcoin, have experienced extreme volatility and may continue to do so. Extreme volatility in the future, including further declines in the trading prices of bitcoin, could have a material adverse effect on the value of the Underlying ETPs and/or Bitcoin Index and the Underlying ETPs and/or Bitcoin Index could lose all or substantially all of their value.

-  The value of the Underlying ETPs and/or Bitcoin Index are subject to a number of factors relating to the fundamental investment characteristics of bitcoin as a digital asset, including the fact that digital assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies such as the Bitcoin Blockchain.

-  Digital assets represent a new and rapidly evolving industry, and the value of the Underlying ETPs and/or Bitcoin Index depend on the acceptance of bitcoin.

-  Changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network's ability to grow and respond to challenges.

Risk factors related to digital asset markets include:

-  The value of the Underlying ETPs and/or Bitcoin Index relate to the value of bitcoins, the value of which may be highly volatile and subject to fluctuations due to a number of factors.

-  The BRRNY and similar pricing sources have a limited performance history, their rates price could fail to track the global bitcoin price, and a failure of the price could adversely affect the value of the Underlying ETPs and/or Bitcoin Index.

-  While the Fund's investment objective is to track the positive price return of the BRRNY in the manner described previously, the BRRNY is only one source of spot bitcoin pricing and it may not track to a generally accepted bitcoin price.

-  The indexes prices used to calculate the value of the Underlying ETPs' bitcoin may be volatile, adversely affecting the value of the Shares.

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The value of the Underlying ETPs and/or Bitcoin Index relates directly to the value of bitcoin, the value of which may be highly volatile and subject to fluctuations due to a number of factors that could adversely affect the value of the Underlying ETPs and/or Bitcoin Index. Those factors include:

-  an increase in the global bitcoin supply or a decrease in global bitcoin demand;

-  market conditions of, and overall sentiment towards, the digital assets and blockchain technology industry;

-  the adoption of bitcoin as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of the open-source software protocol of the bitcoin network, and its ability to meet user demands;

-  manipulative trading activity on digital asset trading platforms, which, in many cases, are largely unregulated;

-  forks in the bitcoin network (a fork can introduce new security and operability risks to the original and the new networks, and may adversely impact confidence in the digital assets, and consequentially, their value);

-  investors' expectations with respect to interest rates, the rates of inflation of fiat currencies or bitcoin, and digital asset exchange rates;

-  consumer preferences and perceptions of bitcoin specifically and digital assets generally;

-  negative events, publicity, and social media coverage relating to the digital assets and blockchain technology industry;

-  fiat currency withdrawal and deposit policies on digital asset trading platforms;

-  the liquidity of digital asset markets and any increase or decrease in trading volume or market making on digital asset markets;

-  business failures, bankruptcies, hacking, fraud, crime, government investigations, or other negative developments affecting digital asset businesses, including digital asset trading platforms, or banks or other financial institutions and service providers which provide services to the digital assets industry; the use of leverage in digital asset markets, including the unwinding of positions, "margin calls", collateral liquidations and similar events;

-  investment and trading activities of large or active consumer and institutional users, speculators, miners, and investors in bitcoin;

-  an active derivatives market for bitcoin or for digital assets generally;

-  monetary policies of governments, legislation or regulation, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of bitcoin as a form of payment or the purchase of bitcoin on the digital asset markets;

-  global or regional political, economic or financial conditions, events and situations, or major public issues;

-  fees associated with processing a bitcoin transaction and the speed at which bitcoin transactions are settled;

-  the maintenance, troubleshooting, and development of the bitcoin network including by miners and developers worldwide;

-  the ability for the bitcoin network to attract and retain miners to secure and confirm transactions accurately and efficiently;

-  ongoing technological viability and security of the bitcoin network and bitcoin transactions, including vulnerabilities against hacks and scalability;

-  financial strength of market participants;

-  the availability and cost of funding and capital;

-  the liquidity and credit risk of digital asset trading platforms;

-  interruptions in service from or closures or failures of major digital asset trading platforms or their banking partners, or outages or system failures affecting the bitcoin network;

-  decreased confidence in digital assets and digital assets trading platforms;

-  poor risk management or fraud by entities in the digital assets ecosystem;

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-  increased competition from other forms of digital assets or payment services; and

-  the acquisitions or dispositions of bitcoin by one or more of the Underlying ETPs, since there is no limit on the number of bitcoin that the Underlying ETPs may acquire.

The trading prices of many digital assets, including bitcoin, have experienced extreme volatility and may continue to do so. Extreme volatility in the future, including declines in the trading prices of bitcoin, could have a material adverse effect on the value of the Underlying ETPs and/or Bitcoin Index. The digital asset markets may still be experiencing a bubble or may experience a bubble again in the future. The value of a bitcoin is subject to momentum pricing due to speculation regarding future appreciation in value rather than robust fundamental analysis, leading to greater volatility.

Digital assets represent a new and rapidly evolving industry, and the value of the Underlying ETPs and/or Bitcoin Index depends on the market acceptance of bitcoin. Digital asset networks, including the Bitcoin peer-to-peer network and associated blockchain ledger (the "Bitcoin Blockchain" and together the "bitcoin network"), and the software used to operate them are in the early stages of development. Given the recentness of the development of digital asset networks, digital assets may not function as intended and parties may be unwilling to use digital assets, which would dampen the growth, if any, of digital asset networks. Because bitcoin is a digital asset, the value of each of the Underlying ETPs' shares is subject to a number of factors relating to the fundamental investment characteristics of digital assets, including the fact that digital assets are bearer instruments and loss, theft, compromise, or destruction of the associated private keys could result in permanent loss of the asset. In addition, the Bitcoin Blockchain has experienced in the past, and may experience in the future, several quirks and unique events, including the first block of bitcoin being untradeable; a 2013 change in how transactions were processed leading to a temporary split in the blockchain; the blockchain experiencing small reorganizations due to network propagation issues or miner behavior; and the block subsidy halving in 2020 taking longer than expected due to slower block times.

Digital asset networks are dependent upon the internet. A disruption of the internet or a digital asset network, such as the bitcoin network, would affect the ability to transfer digital assets, including bitcoin, and, consequently, their value.

To the extent that any miners cease to record transactions that do not include the payment of a transaction fee in solved blocks or do not record a transaction because the transaction fee is too low, such transactions will not be recorded on the Bitcoin Blockchain until a block is mined by a miner who does not require the payment of transaction fees or is willing to accept a lower fee. Any widespread delays in the recording of transactions could result in a loss of confidence in a digital asset network.

If the digital asset award for mining blocks and transaction fees for recording transactions on the bitcoin network are not sufficiently high to incentivize miners, or if certain jurisdictions continue to limit mining activities, miners may cease expanding processing power to mine blocks, could demand high transaction fees or confirmations of transactions on the Bitcoin Blockchain could be slowed, each of which could negatively impact the value of bitcoin and the value of the Underlying ETPs and/or Bitcoin Index.

Digital asset mining operations can consume significant amounts of electricity, which may have a negative environmental impact and give rise to public opinion against allowing, or government regulations restricting, the use of electricity for mining operations. Additionally, miners may be forced to cease operations during an electricity shortage or power outage, or if electricity prices increase where the mining activities are performed.

The open-source structure of many digital asset network protocols, such as the protocol for the bitcoin network, means that developers and other contributors are generally not directly compensated for their contributions in maintaining and developing such protocols. A loose community referred to as the "core developers" and other contributors to the bitcoin network are generally not directly compensated for their contributions in maintaining and developing the bitcoin network protocol. A failure to properly monitor and upgrade the bitcoin network protocol could damage the bitcoin network and the value of the Underlying ETPs and/or Bitcoin Index. Bitcoin is rewarded solely for mining activity and is not sold to raise capital for the Bitcoin network, and the bitcoin network protocol itself is made available for free rather than sold or made available subject to licensing or subscription fees and its use does not generate revenues for its development team. Consequently, there is a lack of financial incentive for developers to maintain or develop the bitcoin network and the core developers may lack the resources to adequately address emerging issues with the bitcoin network protocol. Although the bitcoin network is currently supported by the core developers, there can be no guarantee that such support will continue or be sufficient in the future. For example, the

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bitcoin network is maintained and developed largely on a GitHub resource section dedicated to bitcoin development, and there have been recent reports that the number of core developers who have the authority to make amendments to the bitcoin network's source code in the GitHub repository is relatively small, although there are believed to be a larger number of developers who contribute to the overall development of the source code of the bitcoin network. Alternatively, some developers may be funded by entities whose interests are at odds with other participants in the bitcoin network. In addition, a bad actor could also attempt to interfere with the operation of the bitcoin network by attempting to exercise a malign influence over a core developer. To the extent that material issues arise with the bitcoin network protocol and the core developers and open-source contributors are unable to address the issues adequately or in a timely manner, the bitcoin network and therefore the value of the Underlying ETPs and/or Bitcoin Index may be adversely affected.

The core developers can propose amendments to the bitcoin network's source code that, if accepted by miners and users, could alter the protocols and software of the bitcoin network and the properties of bitcoin. These alterations would occur through software upgrades, and could potentially include changes to the irreversibility of transactions and limitations on the mining of new bitcoin, which could undermine the appeal and market value of bitcoin. Alternatively, software upgrades and other changes to the protocols of the bitcoin network could fail to work as intended or could introduce bugs, security risks, or otherwise adversely affect, the speed, security, usability, or value of the bitcoin network or bitcoins. As a result, the bitcoin network could be subject to changes to its protocols and software in the future that may adversely affect the value of the Underlying ETPs and/or Bitcoin Index. The acceptance of software patches or upgrades by a significant, but not overwhelming, percentage of the users and miners in a digital asset network, such as the bitcoin network, could result in a "fork" in such network's blockchain, including the Bitcoin Blockchain, resulting in the operation of multiple separate networks. Even where amendments are approved by all or substantially all of the users and miners of bitcoin network, those amendments to the protocols and software could adversely affect the value of the Underlying ETPs and/or Bitcoin Index. The Bitcoin Blockchain has experienced forks previously.

The governance of decentralized networks, such as the bitcoin network, is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of any particular decentralized digital asset network, which may stymie such network's utility and ability to grow and face challenges. As a result, there may be a lack of consensus or clarity on the governance of the bitcoin network, which may stymie the bitcoin network's utility and ability to grow and face challenges. In particular, it may be difficult to find solutions or martial sufficient effort to overcome any future problems on the bitcoin network, especially long-term problems. Further, changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network's ability to grow and respond to challenges. The foregoing notwithstanding, the protocols for some decentralized networks, such as the bitcoin network, are informally managed by a group of core developers that propose amendments to the relevant network's source code. Core developers' roles evolve over time, largely based on self-determined participation. As a result of the foregoing, it may be difficult to find solutions or marshal sufficient effort to overcome any future problems, especially long-term problems, on digital asset networks. If a significant majority of users and miners adopt amendments to a decentralized network based on the proposals of such core developers, such network will be subject to new protocols that may adversely affect the value of the relevant digital asset.

The Underlying ETPs are not actively managed and will not have any formal strategy relating to the development of the bitcoin network.

Moreover, in the past, flaws in the source code for digital assets have been exposed and exploited, including flaws that disabled some functionality for users, exposed users' personal information and/or resulted in the theft of users' digital assets. The cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the bitcoin network or take the Underlying ETPs' bitcoin, which would adversely affect the value of the Underlying ETPs shares. Moreover, functionality of the bitcoin network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for bitcoin. Even if another digital asset other than bitcoin were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of the Underlying ETPs and/or Bitcoin Index.

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All networked systems are vulnerable to various kinds of attacks. As with any computer network, the bitcoin network contains certain flaws. For example, the bitcoin network is currently vulnerable to a "51% attack" where, if a miner or mining pool were to gain control of more than 50% of the hash rate for a bitcoin network, it would be able to prevent new transactions from being confirmed, and reverse new transactions that are completed while they are in control of the network, effectively enabling them to double-spend their bitcoins. In addition, many digital asset networks have been subjected to a number of denial-of-service attacks, which has led to temporary delays in block creation and in the transfer of bitcoin. Any similar attacks on the bitcoin network that impact the ability to transfer bitcoin could have a material adverse effect on the price of bitcoin and the value of the Fund Shares.

Bitcoin has only recently become selectively accepted as a means of payment by retail and commercial outlets, and use of bitcoin by consumers to pay such retail and commercial outlets remains limited. Banks and other established financial institutions may refuse to process funds for bitcoin transactions, process wire transfers to or from digital asset trading platforms, bitcoin-related companies or service providers or maintain accounts for persons or entities transacting in bitcoin. As a result, the price of bitcoin may be influenced to a significant extent by speculators and miners, thus contributing to price volatility that makes retailers less likely to accept it as a form of payment in the future. Volatility in the price of digital assets may dampen liquidity in the market and damage the public perception of digital assets generally or any one digital asset in particular, such as bitcoin, and their or its utility as a payment system, which could decrease the price of digital assets generally or individually. Further, the lack of availability of banking services could prevent the Underlying ETPs from being able to complete creations and redemptions of Baskets, the timely liquidation of bitcoin and withdrawal of assets from the custodians on behalf of the respective Underlying ETPs, even if the Underlying ETPs' sponsors determined that such liquidation was appropriate or suitable, or otherwise disrupt the Underlying ETPs' operations.

Certain privacy-preserving features have been or are expected to be introduced to digital asset networks, such as the bitcoin network, and platforms or businesses that facilitate transactions in bitcoin may be at an increased risk of criminal or civil lawsuits, or of having banking services cut off, if there is a concern that these features interfere with the performance of anti-money laundering duties and economic sanctions checks or facilitate illicit financing or crime.

Users, developers and miners may otherwise switch to or adopt certain digital assets at the expense of their engagement with other digital asset networks, which may negatively impact those networks, including the bitcoin network. Competition from the emergence or growth of other digital assets or methods of investing in bitcoin could have a negative impact on the price of bitcoin and adversely affect the value of the Fund Shares.

Many digital asset networks, including the bitcoin network, face significant scaling challenges due to the fact that public blockchains generally face a tradeoff between security and scalability. One means through which public blockchains achieve security is decentralization, meaning that no intermediary is responsible for securing and maintaining these systems. For example, a greater degree of decentralization generally means a given digital asset network is less susceptible to manipulation or capture. A digital asset network may be limited in the number of transactions it can process by the capabilities of each single fully participating node. Attempts to increase the volume of transactions may not be effective, and such upgrades may fail, resulting in potentially irreparable damage to the bitcoin network and to the value of bitcoin.

If corresponding increases in network throughput lag behind growth in the use of digital asset networks, average fees and settlement times may increase considerably. For example, the bitcoin network has been, at times, at capacity, which has led to increased transaction fees. Since January 1, 2019, bitcoin transaction fees have increased from $0.18 per-bitcoin transaction, on average, to a high of $60.95 per transaction, on average, on April 20, 2021. As of December 31, 2023, bitcoin transaction fees were $4.45 per transaction, on average, over a one-year trailing basis. Increased fees and decreased settlement speeds could preclude certain uses for bitcoin (e.g., micropayments), and could reduce demand for, and the price of, bitcoin, which could adversely impact the value of the Underlying ETPs and/or Bitcoin Index. In May 2023, events related to the adoption of ordinals, which are a means of inscribing digital content on the Bitcoin Blockchain, caused transaction fees to temporarily spike above $30 per transaction.

There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of the bitcoin network transactions will be effective, or how long these mechanisms will take to become effective, which could cause

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the bitcoin network to not adequately resolve scaling challenges and adversely impact the adoption of bitcoin as a medium of exchange and the value of the Underlying ETPs and/or Bitcoin Index.

Digital assets may have concentrated ownership — large holders referred to as "whales" — and large sales or distributions by holders of such digital assets could have an adverse effect on the market price of such digital assets. Given the large amount of bitcoin they hold, these holders have the ability to manipulate the price of bitcoin.

The largest bitcoin wallets are believed to hold, in aggregate, a significant percentage of the bitcoins in circulation. Moreover, it is possible that other persons or entities control multiple wallets that collectively hold a significant number of bitcoins, even if they individually only hold a small amount, and it is possible that some of these wallets are controlled by the same person or entity. As a result of this concentration of ownership, large sales or distributions by such holders could have an adverse effect on the market price of bitcoin.

The indexes utilized by the Underlying ETPs have a limited performance history, the index price could fail to track the global bitcoin price, and a failure of the index price could adversely affect the value of the Underlying ETPs' shares.

The index prices used by the respective Underlying ETPs to calculate the value of the Underlying ETPs' bitcoin may be volatile, adversely affecting the value of the Underlying ETPs' shares. Because the Underlying ETPs hold only bitcoin and cash, an investment in the Underlying ETPs may be more volatile than an investment in a more broadly diversified portfolio. Accordingly, the Underlying ETPs' net asset values may be more volatile than another investment vehicle with a more broadly diversified portfolio and may fluctuate substantially over short or long periods of time. Fluctuations in the price of bitcoin are expected to have a direct impact on the value of the Underlying ETPs' shares.

Digital asset trading platforms are relatively new and, in some cases, unlicensed, unregulated, operate without extensive supervision by governmental authorities. Many operate outside the United States and may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions, may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators. As a result, trading activity on or reported by these digital asset trading platforms is generally significantly less regulated than trading in regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues.

Furthermore, while many prominent digital asset trading platforms provide the public with significant information regarding their ownership structure, management teams, corporate practices, cybersecurity and regulatory compliance, many digital asset trading platforms do not provide this information. Digital asset trading platforms may not be subject to, or may not be operating in compliance with, regulation in a similar manner as other regulated trading platforms, such as national securities exchanges or designated contract markets. As a result, the marketplace may lose confidence in digital asset trading platforms, including prominent platforms that handle a significant volume of bitcoin trading. Digital asset trading platforms are subject to enforcement actions by regulatory authorities and may be operating out of compliance with regulation.

The bitcoin market globally and in the United States is not subject to comparable regulatory guardrails as exist in regulated securities markets. Furthermore, many bitcoin trading venues lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent "flash crashes," such as limit-down circuit breakers. As a result, the prices of bitcoin on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Tools to detect and deter fraudulent or manipulative trading activities such as market manipulation, front-running of trades, and wash-trading may not be available to or employed by digital asset trading platforms, or may not exist at all. The SEC has identified possible sources of fraud and manipulation in the bitcoin market generally, including, among others: (1) "wash trading"; (2) persons with a dominant position in bitcoin manipulating bitcoin pricing; (3) hacking of the bitcoin network and trading platforms; (4) malicious control of the bitcoin network; (5) trading based on material, non-public information (for example, plans of market participants to significantly increase or decrease their holdings in bitcoin, new sources of demand for bitcoin) or based on the dissemination of false and misleading information; (6) manipulative activity involving purported "stablecoins," including Tether (the price of bitcoin may be affected due to stablecoins (including Tether and U.S. Dollar Coin (USDC)), the activities of stablecoin issuers and their regulatory treatment);

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and (7) fraud and manipulation at bitcoin trading platforms. The effect of potential market manipulation, front-running, wash-trading, and other fraudulent or manipulative trading practices may inflate the volumes actually present in crypto market and/or cause distortions in price, which could adversely affect the value of the Underlying ETPs and/or Bitcoin Index and cause losses to the Fund.

As digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, OCC, CFTC, FINRA, CFPB, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS and state financial institution regulators) have been examining the operations of digital asset networks, digital asset users and the digital asset trading platform markets, with particular focus on the extent to which digital assets can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises and the safety and soundness of exchanges or other service-providers that hold digital assets for users. Many of these state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, federal and state agencies, and other countries have issued rules or guidance about the treatment of digital asset transactions or requirements for businesses engaged in digital asset activity. However, no U.S. federal or state agency exercises comprehensive supervisory jurisdiction over global or domestic markets for bitcoin.

U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity. The U.S. Treasury Department has expressed concern regarding digital assets' potential to be used to fund illicit activities and may seek to implement new regulations governing digital asset activities to address these concerns. Digital asset markets in the United States exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of bitcoin or the Fund Shares, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of bitcoins, mining activity, digital wallets, the provision of services related to trading and custodying bitcoin, the operation of the bitcoin network, or the digital asset markets generally.

Various foreign jurisdictions have, and may continue to, in the near future, adopt laws, regulations or directives that may affect the bitcoin network, digital asset trading platforms, and their users, particularly digital asset trading platforms and service providers that fall within such jurisdictions' regulatory scope. There remains significant uncertainty regarding foreign governments' future actions with respect to the regulation of digital assets and digital asset trading platforms. Such laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of bitcoin by users, merchants and service providers outside the United States and may therefore impede the growth or sustainability of the bitcoin economy in their jurisdictions or globally, or otherwise negatively affect the value of bitcoin. The effect of any future regulatory change on the Underlying ETPs and/or Bitcoin Index or on bitcoin is impossible to predict, but such change could be substantial and adverse to the Underlying ETPs and/or Bitcoin Index and the value of the Fund Shares.

Competition from central bank digital currencies ("CBDCs") and emerging payments initiatives involving financial institutions could adversely affect the value of bitcoins and other digital assets.

In addition, over the past several years, some digital asset trading platforms have been closed due to fraud and manipulative activity, business failure or security breaches. In many of these instances, the customers of such digital asset trading platforms were not compensated or made whole for the partial or complete losses of their account balances in such digital asset trading platforms. While, generally speaking, smaller digital asset trading platforms are less likely to have the infrastructure and capitalization that make larger digital asset trading platforms more stable, larger digital asset trading platforms are more likely to be appealing targets for hackers and malware and their shortcomings or ultimate failures are more likely to have contagion effects on the digital asset ecosystem, and therefore may be more likely to be targets of regulatory enforcement action.

•  Risks Associated with the Index — General — The failure of the respective Index methodology to measure the actual value of bitcoin could have an adverse effect on the Underlying ETPs and/or Bitcoin Index. In addition, the value of bitcoin as calculated by the Index methodology may differ from the value of bitcoin calculated by other methodologies and the price of bitcoin on any single spot market.

The Underlying ETPs and/or Bitcoin Index may not achieve the desired degree of correlation between their performance and that of their respective Index and thus may not achieve their investment objective. With respect to the Underlying ETPs, the

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difference in performance may be due to factors such as fees, transaction costs, redemptions of, and subscriptions for, an Underlying ETP's shares, pricing differences, differences in the timing of the addition or removal of constituent exchanges underlying the Index used by the Underlying ETP to determine its NAV or the cost to the Underlying ETPs of complying with various new or existing regulatory requirements.

Digital Assets Risks — Risks Associated with the Indices — Underlying ETPs —

A.  IBIT

The Index used by IBIT to determine the net asset value of the iShares Bitcoin Trust ETF on each Business Day is based on the value of bitcoin as reflected by the index was developed by the CF Benchmarks Ltd., the "Index Administrator". The Index Administrator has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the IBIT's NAV. Any such changes could affect the present, past and expected levels of the Index and could adversely affect performance of the Index. The Index Administrator does not have any obligation to take the needs of the IBIT fund, the IBIT fund's shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. By investing in IBIT, shareholders will have no rights against the Index Administrator or any other persons that have discretion over the Index, even though these entities administer, oversee and determine the Index.

Furthermore, because the number of digital asset trading platforms is limited, the Index will necessarily be comprised of a limited number of digital asset trading platforms. If a digital asset trading platform were subjected to regulatory, volatility or other pricing issues, the Index Administrator would have limited ability to remove such digital asset trading platform from the Index, which could skew the price of bitcoin as represented by the Index. Trading on a limited number of digital asset trading platforms may result in less favorable prices and decreased liquidity of bitcoin and, therefore, could have an adverse effect on the value of IBIT's shares.

B.  BTC

The Index used to price the shares of BTC is the CoinDesk Bitcoin Price Index (XBX) (the "Index") developed by CoinDesk indices, Inc. (the "Index Provider"). The Index is a U.S. dollar-denominated composite reference rate for the price of Bitcoin. The Index is designed to (1) mitigate the effects of fraud, manipulation and other anomalous trading activity from impacting the Bitcoin reference rate, (2) provide a real-time, volume-weighted fair value of Bitcoin and (3) appropriately handle and adjust for non-market related events. The Index Provider formally re-evaluates the weighting algorithm quarterly, but maintains discretion to change the way in which an Index Price is calculated based on its periodic review or in extreme circumstances. The exact methodology to calculate the Index Price is not publicly available. The Index is designed to limit exposure to trading or price distortion of any individual Digital Asset Trading Platform that experiences periods of unusual activity or limited liquidity by discounting, in real-time, anomalous price movements at individual Digital Asset Trading Platforms. The Digital Asset Trading Platforms that are included in the Index (the Constituent Trading Platforms) are selected by the Index Provider utilizing a methodology that is guided by the International Organization of Securities Commissions ("IOSCO") principles for financial benchmarks. For an exchange to become a Constituent Trading Platform, it must satisfy the Inclusion Criteria described in this prospectus, as may be updated by the Index Provider from time to time.

The Index has a limited history and the Index Price is a composite reference rate calculated using trading price data from various Digital Asset Trading Platforms chosen by the Index Provider. The Index Provider may remove or add Digital Asset Trading Platforms to the Index in the future at its discretion. Although the Index is designed to accurately capture the market price of Bitcoin, third parties may be able to purchase and sell Bitcoin on public or private markets not included among the constituent Digital Asset Trading Platforms of the Index, and such transactions may take place at prices materially higher or lower than the Index Price. Moreover, there may be variances in the prices of Bitcoin on the various Digital Asset Trading Platforms, including as a result of differences in fee structures or administrative procedures on different Digital Asset Trading Platforms. The price of Bitcoin on public Digital Asset Trading Platforms has a limited history, and during this history, Bitcoin prices on the Digital Asset Markets more generally, and on Digital Asset Trading Platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. While the Index is designed to limit exposure to the interruption of individual Digital Asset Trading Platforms, the Index Price, and the price of Bitcoin generally, remains subject to

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volatility experienced by Digital Asset Trading Platforms, and such volatility could adversely affect the value of the Shares. Furthermore, because the number of Digital Asset Trading Platforms is limited, the Index will necessarily be comprised of a limited number of Digital Asset Trading Platforms. If a Digital Asset Trading Platform were subjected to regulatory, volatility or other pricing issues, the Index Provider would have limited ability to remove such Digital Asset Trading Platform from the Index, which could skew the price of Bitcoin as represented by the Index. Trading on a limited number of Digital Asset Trading Platforms may result in less favorable prices and decreased liquidity of Bitcoin and, therefore, could have an adverse effect on the value of the Shares.

C.  BITB

BITB will establish its net asset value with reference to the CME CF Bitcoin Reference Rate — New York Variant ("BRRNY") which is a standardized reference rate published by CF Benchmarks Ltd. (the "Benchmark Provider") that is designed to reflect the performance of bitcoin in U.S. dollars. The BRRNY is calculated by the Benchmark Provider based on an aggregation of executed trade flow of major bitcoin trading platforms ("Constituent Platforms"). The BRRNY currently uses substantially the same methodology as the CME CF Bitcoin Reference Rate ("BRR"), including utilizing the same six Constituent Platforms, which is the underlying rate to determine settlement of Chicago Mercantile Exchange ("CME") bitcoin futures contracts, except that the BRRNY is calculated as of 4:00 p.m. Eastern time, whereas the BRR is calculated as of 4:00 p.m. London time.

The BRRNY and the BRR have a limited history and their value is an average composite reference rate calculated using volume-weighted trading price data from the Constituent Platforms. A longer history of actual performance through various economic and market conditions would provide greater and more reliable information for an investor to assess BRRNY's performance. The Benchmark Provider has substantial discretion at any time to change the methodology used to calculate the BRRNY, including the Constituent Platforms that contribute prices to the Bitwise Bitcoin Trust's NAV. The Benchmark Provider does not have any obligation to take the needs of the Bitwise Bitcoin Trust, the Shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the BRRNY will appropriately track the price of bitcoin in the future. Neither the CME Group nor the Benchmark Provider has any obligation to take the needs of the Bitwise Bitcoin Trust or the Shareholders into consideration in determining, composing, or calculating the BRRNY or in the selection of the Constituent Platforms used. The Constituent Platforms are chosen by the Benchmark Provider, under the oversight of the CME CF Cryptocurrency Pricing Products Oversight Committee. Although the BRRNY is intended to accurately capture the market price of bitcoin, third parties may be able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms, and such transactions may take place at prices materially higher or lower than the BRRNY price. The pricing sources (Constituent Platforms) used by the BRRNY are digital asset trading venues that facilitate the buying and selling of bitcoin and other digital assets.

Although many pricing sources refer to themselves as "exchanges," they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. These circumstances could affect the price of bitcoin used in BRRNY calculations and, therefore, could adversely affect the bitcoin price as reflected by the BRRNY.

The BRRNY is based on various inputs which may include price data from various third-party digital asset trading platforms. Neither the CME Group nor the Benchmark Provider guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source. BITB utilizes the BRRNY to establish its NAV and NAV per Share. In the event that the BRRNY is incorrectly calculated, is not timely calculated or changes its calculation methodology in the future, such an occurrence may adversely impact an investment in the Shares or the Bitwise Bitcoin Trust's operations. The CME Bitcoin Real Time Price also has a limited history and shares some of the same structural and methodological features and risks as the BRRNY. The Bitwise Bitcoin Trust utilizes the CME Bitcoin Real Time Price to establish its Indicative Trust Value ("ITV"). The ITV is intended to provide additional information not otherwise available to the public that may be useful to investors and market professionals in connection with the trading of the Shares on the Exchange. It is calculated by using the prior day's holdings at close of business and the most recently reported price level of the CME Bitcoin Real Time Price. While investors are capable of assessing the intra-day movement of the price of the Shares and the bitcoin

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market price of bitcoin, Shareholders may use the ITV as a data point in their assessment of the value of the Shares. In the event that the CME Bitcoin Real Time Price is incorrectly calculated, is not timely calculated or changes its calculation methodology in the future, such an occurrence may adversely impact the utility of the ITV to Shareholders. Although the BRRNY and CME Bitcoin Real Time Price are designed to accurately capture the market price of bitcoin, third parties may be able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms of the BRRNY and CME Bitcoin Real Time Price, and such transactions may take place at prices materially higher or lower than the level of the BRRNY used to establish the NAV. To the extent such prices differ materially from the level of the BRRNY used to establish the NAV, investors may lose confidence in the Shares' ability to track the market price of bitcoin, which could adversely affect an investment in the Shares.

The Sponsor, in its sole discretion, may cause the Bitwise Bitcoin Trust to price its portfolio based upon an index, benchmark or standard other than the BRRNY at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index, benchmark or standard better aligns with the Bitwise Bitcoin Trust's investment objective and strategy. The Sponsor may make this decision for a number of reasons, including, but not limited to, a determination that the BRRNY price of bitcoin differs materially from the global market price of bitcoin and/or that third parties are able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms, and such transactions may take place at prices materially higher or lower than the BRRNY price. The Sponsor, however, is under no obligation whatsoever to make such changes in any circumstance. The Constituent Platforms have changed over time.

The price of bitcoin on public digital asset trading platforms has a limited history, and during this history, bitcoin prices on the digital asset markets more generally, and on digital asset trading platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. While the BRRNY is designed to limit exposure to the interruption of individual digital asset trading platforms, the BRRNY price, and the price of bitcoin generally, remains subject to volatility experienced by digital asset exchanges, and such volatility could adversely affect the value of the Shares. Furthermore, because the number of liquid and credible digital asset trading platforms is limited, the BRRNY will necessarily be composed of a limited number of digital asset trading platforms. If a digital asset trading platform were subjected to regulatory, volatility or other pricing issues, the Benchmark Provider would have limited ability to remove such digital asset trading platform from the BRRNY, which could skew the price of bitcoin as represented by the BRRNY. Trading on a limited number of digital asset trading platforms may result in less favorable prices and decreased liquidity of bitcoin and, therefore, could have an adverse effect on the value of the Shares.

D.  FBTC

The Fidelity Wise Origin Bitcoin Fund seeks to track the performance of bitcoin, as measured by the performance of the Fidelity Bitcoin Reference Rate (the "Index"), adjusted for the Fidelity Wise Origin Bitcoin Fund's expenses and other liabilities. The Fidelity Bitcoin Reference Rate is designed to reflect the performance of bitcoin in U.S. dollars. The Index is constructed using bitcoin price feeds from eligible bitcoin spot markets and the volume-weighted median price ("VWMP") methodology, calculated every 15 seconds based on VWMP spot market data over rolling sixty-minute increments to develop a bitcoin price composite. The Index methodology was developed by Fidelity Product Services LLC (the "Index Provider") and is monitored by the Fidelity Index Committee (the "Committee") with the assistance of the Fidelity Digital Asset Indices Advisory Committee. Coin Metrics, Inc. is the third-party calculation agent ("Calculation Agent") for the Index.

The Index was developed by an affiliate of the Sponsor, the Index Provider. The Index Provider has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the Fidelity Wise Origin Bitcoin Fund's NAV. Any such changes could affect the present, past and expected levels of the Index and could adversely affect performance of the Index. The Index Provider does not have any obligation to take the needs of the Fidelity Wise Origin Bitcoin Fund, the Fidelity Wise Origin Bitcoin Fund's shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. The Index Provider has no obligation to take the needs of the Fidelity Wise Origin Bitcoin Fund or the Shareholders into consideration in determining, composing, or calculating the Index. By investing in the Fidelity Wise Origin Bitcoin Fund, shareholders will have no rights against the Index Provider or any other persons that have discretion over the Index, even though these entities administer, oversee and determine the Index.

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Pricing sources used by the Index are digital asset spot markets that facilitate the buying and selling of bitcoin and other digital assets. Although many pricing sources refer to themselves as "exchanges," they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. For example, on June 5, 2023, the SEC filed lawsuits against cryptocurrency exchanges Coinbase and Binance alleging, among other things, their operation of an unlicensed securities exchange. These circumstances could affect the price of bitcoin used in Index calculations and, therefore, could adversely affect the level of the Index.

The Index is based on various inputs which include price data from various third-party bitcoin spot markets. The Index Provider does not guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source.

The Sponsor, in its sole discretion, may cause FBTC to track (or price its portfolio based upon) an index or standard other than the Index at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index or standard better reflects the price of bitcoin. The Sponsor, however, is under no obligation whatsoever to make such changes in any circumstance.

Using a VWMP methodology and price feeds from eligible bitcoin spot markets, the Index intends to represent the U.S. dollar value of one bitcoin every 15 seconds based on VWMP spot market data over rolling sixty-minute increments. As such, the VWMP methodology used to determine the NAV may not be reflective of market events and other developments that occur after its pricing window and thus this methodology may not be reflective of the then-available market price of bitcoin in periods between its calculation. Additionally, as the methodology references a median price, it may not reflect the price of bitcoin available for the Fidelity Wise Origin Bitcoin Fund to transact on any single spot market. The Sponsor does not intend, and disclaims any obligation, to determine whether the methodology used to determine the level of the Index accurately reflects the value of bitcoin or the price at which market transactions in bitcoin could be readily effected at any given time.

E.  ARKB

ARKB investment objective is to track the performance of bitcoin as measured by the performance of the CME CF Bitcoin Reference Rate — New York Variant (the "Index"), adjusted for the ARK 21Shares Bitcoin ETF's expenses and other liabilities. The Index is calculated by CF Benchmarks Ltd. (the "Index Provider") based on an aggregation of executed trade flow of major bitcoin spot exchanges. The Index is designed to reflect the performance of bitcoin in U.S. dollars. The Index currently uses substantially the same methodology as the CME CF Bitcoin Reference Rate ("BRR"), including utilizing the same six bitcoin exchanges, which is the underlying rate to determine settlement of CME bitcoin futures contracts, except that the Index is calculated as of 4:00 p.m. Eastern time, whereas the BRR is calculated as of 4:00 p.m. London time. The Shares of the ARK 21Shares Bitcoin ETF are valued daily based on the Index.

The Index was developed by the Index Provider and has a limited performance history. Although the Index is based on materially the same methodology (except calculation time) as the Index Provider's BRR, which was first introduced in November 2016, the Index itself has only been in operation since February 2022, and the Index has only featured its current roster of Constituent Exchanges since May 2022. A longer history of actual performance through various economic and market conditions would provide greater and more reliable information for an investor to assess the Index's performance. The Index Provider has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the ARK 21Shares Bitcoin ETF's NAV. The Index Provider does not have any obligation to take the needs of the ARK 21Shares Bitcoin ETF, the ARK 21Shares Bitcoin ETF's Shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. The Index Provider has no obligation to take the needs of the ARK 21Shares Bitcoin ETF or the Shareholders into consideration in determining, composing, or calculating the Index.

Pricing sources used by the Index are digital asset spot markets that facilitate the buying and selling of bitcoin and other digital assets. Although many pricing sources refer to themselves as "exchanges," they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For

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these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. These circumstances could affect the price of bitcoin used in Index calculations and, therefore, could adversely affect the bitcoin price as reflected by the Index.

The Index is based on various inputs which include price data from various third-party bitcoin spot markets. The Index Provider does not guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source.

The Sponsor, in its sole discretion, may cause the ARK 21Shares Bitcoin ETF to track (or price its portfolio based upon) an index or standard other than the Index at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index or standard better aligns with the ARK 21Shares Bitcoin ETF's investment objective and strategy.

• Equity Securities Risk — The securities markets are volatile, and the market prices of the Underlying ETPs' securities may decline generally. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. If the market prices of the securities owned by the Underlying ETPs fall, the value of your investment in the Fund will decline.

• Floor Risk — Each Underlying ETF will be subject to the first 10% of the negative price return of Spot bitcoin, and there can be no guarantee that each Underlying ETF will be successful in their strategy to limit the losses in excess of the first 10% experienced by the Underlying ETPs and/or Bitcoin Index during a Target Outcome Period. In addition, the Underlying ETFs' NAV may not change significantly when the share price of the Underlying ETPs and/or Bitcoin Index is materially below the Floor. If the Target Outcome Period has begun and the Underlying ETP's share price has decreased in value by more than 10%, the Fund purchasing or selling shares at that time may not benefit from subsequent gains in the share price of the Underlying ETPs and/or Bitcoin Index until the Floor is reached and exceeded again (i.e., the share price of the Underlying ETPs and/or Bitcoin Index has recovered to a loss of only 10% from the start of the Target Outcome Period). Because the Fund will typically buy an Underlying ETF on days other than the first day of the Underlying ETF's respective Target Outcome Period and sell an Underlying ETF on days other than the last day of its respective Target Outcome Period, it is not likely that the Fund will realize the stated Target Outcome of the Underlying ETF (i.e., there may be no ability for the Fund — and therefore the Fund's shareholders — to experience an investment gain on its shares if the Underlying ETF has risen in value to a level near or at its respective cap). Additionally, because the Fund will hold the Underlying ETFs, the Fund may purchase shares of one or more Underlying ETFs that are near or at their cap or without the protection provided by the Underlying ETF's Floor.

• FLEX Options Risk — Trading FLEX Options involves risks different from, and possibly greater than, the risks associated with investing directly in securities or in other types of options. FLEX Options, like other listed options, are traded on the U.S. options markets and are issued by OCC. However, unlike other options, the terms of FLEX Options are not all standardized. When a FLEX Option is purchased and sold in an opening transaction, the parties to the transaction have the flexibility, within limitations set forth in the rules of the options market on which the transaction occurs, to fix certain of the option's terms. The flexibility to fix certain terms is what makes FLEX Options different from other types of options. Because many of the terms of FLEX Options are not standardized, it is less likely that there will be an active secondary market in which holders and writers of such options will be able to close out their positions by offsetting sales and purchases. Because FLEX Options have variable terms that are fixed by the parties, there are no pre-established series of FLEX Options. Rather, any different series of FLEX Options may be created and outstanding at any given time as a result of the various designations of variable terms that are made in different transactions. Secondary trading interest in FLEX Options may therefore be spread over a larger number of series than the trading interest in other options, the trading interest in any particular series of FLEX Options may be very limited, the secondary markets in FLEX Options may be less deep, liquid and continuous than the markets in other options on the same underlying interests, and the premiums for FLEX Options may not correlate with premiums for such other options. In the event that trading in the FLEX Options is limited or absent, the value of the Underlying ETFs' FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Underlying ETFs Shares and result in the Underlying

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ETFs being unable to achieve their investment objective. Less liquidity in the trading of the Underlying ETFs' FLEX Options could have an impact on the prices paid or received by the Underlying ETFs for the FLEX Options in connection with creations and redemptions of the Underlying ETFs' Shares. Depending on the nature of this impact to pricing, the Underlying ETFs may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options.

Such overpayment or under collection may impact the value of the Underlying ETFs and whether the Underlying ETFs can satisfy their investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. The Underlying ETFs also are subject to the risk that the OCC will become insolvent or otherwise be unable to meet its obligations, which could cause the Underlying ETFs to suffer losses which may be significant.

The Underlying ETFs may not experience substantial upside participation from specific FLEX Option positions and certain FLEX Option positions may expire worthless.

OCC may base its calculations of the margin requirements for positions in a series of FLEX Options on an estimate derived from data and factors OCC deems pertinent in respect of quotations and transactions in that options series and in other options series. Alternatively, OCC may fix such margin requirements at a level it deems necessary to protect the respective interests of OCC, the clearing members and the public. As a result, the Underlying ETFs' margin requirements for positions in FLEX Options may differ from — and may be significantly greater than — the margin requirements applicable to similar positions in other options on the same underlying interest.

• FLEX Options Valuation Risk — It is expected that the FLEX Options held by the Underlying ETFs typically will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as Spot bitcoin (although they generally move in the same direction). The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of Spot bitcoin, such as changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of Spot bitcoin and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Underlying ETFs, the ability of the Underlying ETFs to value the FLEX Options becomes more difficult and the judgment of the Underlying ETFs' investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Underlying ETFs' holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Underlying ETFs to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser's judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Underlying ETFs.

• Fund-of-Funds Risk — Shareholders of the Fund will experience investment returns that are different than the investment returns provided by an Underlying ETF. The Fund does not itself pursue a defined outcome strategy, nor does the Fund itself provide downside protection against Spot bitcoin losses. Because the Fund will typically not purchase an Underlying ETF on the first day of a Target Outcome Period, it is not likely that the stated outcome of the Underlying ETF will be realized by the Fund. The Fund will be continuously exposed to the investment profiles of each of the Underlying ETFs during their respective Target Outcome Periods. The Fund, with its aggregate exposure to each of the Underlying ETFs, may have investment returns that are inferior to that of any single Underlying ETF or group of Underlying ETFs over any given time period. In between the semi-annual rebalancing, because the Fund is not equally weighted on a continuous basis, the Fund may be exposed to one or more Underlying ETFs disproportionately when compared to other Underlying ETFs. In such circumstances, the Fund will be subject to the over-weighted performance of such Underlying ETF. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF's expenses, subjecting Fund shareholders to duplicative expenses.

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• Box Spread Risk — If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract's expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset's price movement. Furthermore, the Box Spread's value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. Each Underlying ETF's ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Underlying ETF at competitive prices. If the Box Spread does not perform as intended, the Underlying ETF could have exposure to the underlying reference asset of the options comprising the Box Spread, which is expected to be the SPY or SPX. In such a scenario, the Underlying ETF would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

• Interest Rate Risk — Interest rate risk is the risk that the value of the debt securities in the Underlying ETFs' portfolios will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security's expected principal and interest payments. Prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

• Investment in a Subsidiary — As determined necessary or advisable by the Underlying ETFs, the Underlying ETFs may invest a portion of their assets in a wholly-owned subsidiary (a "Subsidiary"), organized under the laws of the Cayman Islands.

Investment in the Subsidiary is expected to provide the Underlying ETFs with exposure to Spot bitcoin within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and Internal Revenue Service ("IRS") guidance. The Subsidiary may invest primarily in derivative instruments, including options on the Underlying ETPs and/or Bitcoin Index. The Underlying ETFs do not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets other than entities wholly owned or majority-owned by the Underlying ETFs. To the extent that Underlying ETFs invest in the Subsidiary, the Underlying ETFs may be subject to the risks associated with the above-mentioned derivative instruments and other securities, which are discussed elsewhere herein and the SAI. To comply with the asset diversification test applicable to a RIC (discussed elsewhere in this prospectus), the Underlying ETFs intend to limit their investments in such Subsidiary to 25% of the respective Underlying ETF's total assets at the end of each taxable quarter.

Although the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in each Underlying ETFs' Prospectus and Statement of Additional Information, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. The Board of Trustees, however, has oversight responsibility for the investment activities of each Underlying ETFs, including its investment in its respective subsidiary. In addition, each Underlying ETF is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of a Subsidiary will be sold or offered to other investors.

The Underlying ETFs will treat a Subsidiary's assets as assets of the respective Underlying ETFs for purposes of determining compliance with various provisions of the 1940 Act applicable to the Underlying ETFs, including those relating to investment policies for purposes of Section 8, capital structure so that the Underlying ETFs treat the debt of the Subsidiary as their own for purposes of Sections 18, and affiliated transactions and custody for purposes of Sections 17. The Adviser to the Subsidiary complies with the provisions of Section 15 of the 1940 Act as an investment adviser to the Underlying ETFs, as defined in Section 2(a)(20) of the 1940 Act. Each of the Underlying ETFs' Subsidiary and its board agree to designate an agent for service of process in the United States. Each Underlying ETFs' Subsidiary's custodian is State Street Bank and Trust Company.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Underlying ETFs and/or a Subsidiary to operate as described in the Underlying ETFs' Prospectus and Statement of Additional Information and could negatively affect the Underlying ETFs and its shareholders.

The Adviser also serves as the investment adviser to the Subsidiary but will not receive separate compensation for services provided to the Subsidiary.

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• Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Underlying ETFs' investments in illiquid securities may reduce the returns of the Underlying ETFs because they may be unable to sell the illiquid securities at an advantageous time or price.

• Liquidity Risk — FLEX Options — In the event that trading in the underlying FLEX Options is limited or absent, the value of the Underlying ETFs' FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Underlying ETFs require a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Underlying ETFs for their FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

• Liquidity Risk — Listed Options — There is no guarantee that a liquid secondary trading market will exist for the Listed Options. The trading in the Listed Options in which the Underlying ETFs may invest may be less deep and liquid than the market for certain other exchange traded option contracts. In a less liquid market for the Listed Options terminating the Listed Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of Listed Options may more significantly impact the price in a less liquid market. Further, each Underlying ETF requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Underlying ETFs for their Listed Option positions. A less liquid trading market may adversely impact the value of the Listed Options and the value of your investment.

• Liquidity Risk — OTC Options — There is no guarantee that a liquid secondary trading market will exist for the OTC Options in which the Underlying ETFs may invest. The trading in OTC Options may be less deep and liquid than the market for certain other securities, including exchange traded option contracts. In a less liquid market for the OTC Options, terminating the OTC Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. A less liquid trading market may adversely impact the value of the OTC Options and the value of your investment.

• Management Risk — Investment decisions will be made for the Fund by the Adviser. The Fund is subject to management risk because, in relying on the Adviser to achieve its investment objective, it runs the risk that the Adviser's investment techniques will fail to produce intended results and that this may cause the Fund to incur significant losses. Purchasing and selling options are highly specialized activities and entail higher risks than simply purchasing and selling publicly traded securities. The Adviser may fail to use options effectively and options purchased or sold by the Fund may fail to perform as expected by the Adviser. The Fund's success will depend in part on the Adviser's ability to correctly predict the rates of return and risks of the options that it sells or buys.

• Market Fluctuation Tax Risk and Cash Transaction Risk — The Fund is acquiring shares of the Underlying ETFs in the open market. When the Fund sells shares of the Underlying ETFs in the open market, the Fund will recognize gain or loss on the disposition of the shares, which could have a negative impact on Fund returns. In addition, note that the Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash rather than in-kind. If the Fund effects redemptions for cash, it may be required to sell shares of the Underlying ETFs in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute such shares only in-kind. The Fund intends to distribute these gains to shareholders to maintain its qualification as a RIC and avoid a fund-level tax. As a result, shareholders may receive a larger amount of, or accelerated, taxable distributions from the Fund than if the Fund did not employ such a strategy. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund's shares than for ETFs that distribute portfolio

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securities in-kind. The Fund's use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective.

• Market Maker Risk — If the Underlying ETFs have lower average daily trading volumes, they may rely on a small number of third-party market makers to provide a market for the purchase and sale of Underlying ETFs' Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Underlying ETFs' net asset value and the price at which the Underlying ETFs' Shares are trading on the Exchange, which could result in a decrease in value of the Underlying ETFs Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Underlying ETFs' portfolio securities and the Underlying ETFs' market price. This reduced effectiveness could result in Underlying ETFs' Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for the Underlying ETFs' Shares.

• Market Risk — The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock or fixed-income market, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests.

• New Fund Risk — The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

• Non-Diversification Risk — The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

• Operational Risk — The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund's ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

• Options Risk — The use of options by the Underlying ETFs involves investment strategies and risks different from those associated with ordinary portfolio transactions and depends on the ability of the Underlying ETFs' portfolio managers to forecast market movements correctly. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in those indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. The Underlying ETFs' ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed option is dependent, in part, upon the liquidity of the options market. An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Underlying ETFs will not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on a national securities exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options). In addition, the hours of trading for options on an exchange may not conform to the hours of trading of the underlying securities, creating a risk of significant changes in the prices of underlying securities that are not immediately reflected in the options markets. There are significant differences between the securities and options markets that could result

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in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Underlying ETFs' ability to utilize options successfully will depend on the ability of the Underlying ETFs' investment adviser to predict pertinent market movements, which cannot be assured. Until FLEX Options and/or Listed Options become available, the Underlying ETFs will purchase and sell OTC Options, which involves risks different from, and possibly greater than, the risks associated with exchange-listed options. OTC Options may expose the Underlying ETFs to the risk that a counterparty may be unable or unwilling to perform according to a contract, and that any deterioration in a counterparty's creditworthiness could adversely affect the instrument. In addition, the Underlying ETFs may be exposed to a risk that losses may exceed the amount originally invested.

The holder of an option may terminate its position in an option it has purchased by allowing it to expire or by exercising the option. If an option is European style, it may be exercised only on its expiration date. If the option is American style, it may be exercised on any day up to and including its expiration date. While the Underlying ETFs expect to enter into European style options that are exercisable at the strike price only on the expiration date at the end of an Outcome Period, it may enter into American style options from time to time. When an Underlying ETF writes an American style option, it has no control over when it will be required to fulfill its obligations and there is risk that a counterparty will exercise the option at a time that is not advantageous to the Underlying ETF. If an American style option is exercised, the Underlying ETFs may close out the corresponding purchased option and enter into new options. There can be no guarantee that an Underlying ETF will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time or that the Underlying ETFs will not suffer losses as a result of a written option being exercised prior to the end of an Outcome Period.

• OTC Options Risk — Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the Underlying ETPs underlying an OTC Option it has entered into with the Underlying ETFs or fails to make a cash settlement payment due in accordance with the terms of that option, the Underlying ETFs will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Adviser's assessment of any Counterparty may be inaccurate or incomplete and is subject to considerable judgment, which may be incorrect.

• Position Limits Risk — The options exchanges have established limits on the maximum number of puts and calls covering the same underlying security that may be held or written by a single investor or group of investors acting in concert or under common control (regardless of whether the options are purchased or written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). These are referred to as "position limits." The position limit applicable to a particular option class is determined by the options exchange based on the number of shares outstanding and trading volume of the security underlying the option. The rules of the options markets generally limit the maximum number of options on the same side of the market (i.e., calls held plus puts written, or puts held plus calls written) with respect to a single underlying interest that may be carried in the accounts of a single investor or group of investors acting in concert. An options market may require that positions in certain Listed Options or FLEX Options be aggregated with positions in certain other options for purposes of calculating position limits.

The clearing members that clear the Underlying ETFs' listed option positions are required to monitor and report the Underlying ETFs' positions to the options exchanges and may be required to liquidate positions in excess of these limits. Failure to comply with position limits may result in the imposition of fines and other sanctions by the options exchanges.

Even if an Underlying ETF does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated. Therefore, the trading decisions of the Adviser may have to be modified and positions held by an Underlying ETF liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of an Underlying ETF and prevent the Underlying ETF from achieving its investment objective. A violation of position limits could also lead to regulatory action materially adverse to an Underlying ETF's investment strategy.

• Premium/Discount Risk — The market price of the Fund's shares will generally fluctuate in accordance with changes in the Fund's net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund's investment advisor

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cannot predict whether shares will trade below at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund's shares may become less liquid in response to deteriorating liquidity in the market for the Fund's underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund's shares and their net asset value and the bid/ask spread on the Fund's shares may widen.

• Secondary Market Trading Risk — Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. Although the Fund Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund Shares on the Exchange may be halted.

• Sector Risk — To the extent the Underlying ETPs invest a significant portion of their assets in a particular sector, a greater portion of the Fund's performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market, and it is possible that one or more, if not all of the Underlying ETPs may underperform the broader market, or experience greater volatility.

• Significant Exposure Risk — The Fund intends to generally rebalance its portfolio to equal weight (i.e., 25% per Underlying ETF) semi-annually, in connection with the reset of each Underlying ETF. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Fund having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Fund's returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures.

• Target Outcome Period Risk — Each Underlying ETF's investment strategy is designed to deliver returns that match the price return of Spot bitcoin if shares are bought on the day on which the Underlying ETF enters into the OTC Options and/or FLEX Options (i.e., the first day of a Target Outcome Period) and held until those OTC Options and/or FLEX Options expire at the end of the Target Outcome Period subject to the cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event the Fund acquires shares after the first day of a Target Outcome Period or disposes of shares prior to the expiration of the Target Outcome Period, the value of the Fund's investment in Underlying ETF shares may not be protected against a decline in the value of Spot bitcoin and may not participate in a gain in the value of Spot bitcoin for the Fund's investment period.

• Tax Risk — The Fund and each Underlying ETF intend to elect and to qualify each year to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. The federal income tax treatment of certain aspects of each Underlying ETF's operations — including its options strategy, its hedging strategy, and the possible application of the "straddle" rules and various loss limitations — is not entirely clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to RICs if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to RICs could cause an Underlying ETF to fail to qualify as such. If an Underlying ETF were to fail to qualify as a RIC for purposes of the Code, the Fund may not meet the diversification tests necessary to qualify as a RIC, and, thus, may lose its own RIC status. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the

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shareholder level when such income is distributed. In such event, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund's Board of Trustees may determine to reorganize or close the Fund or materially change the Fund's investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

To qualify and maintain its status as a RIC, each Underlying ETF must derive at least 90% of its gross income each year from "qualifying income," meet certain diversification tests at the end of each quarter and meet an annual distribution test. For purposes of the qualifying income requirement, the treatment of derivatives that provide exposure to the Underlying ETPs or bitcoin is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. If an Underlying ETF were to treat income or gain from particular instruments linked to bitcoin as qualifying income, an adverse determination or future guidance by the IRS with respect to the treatment of income or gain from those investments may adversely affect the Underlying ETF's ability to qualify as a RIC. For purposes of the diversification tests, the identification of the issuer (or, in some cases, issuers) of a particular Underlying ETF investment can depend on the terms and conditions of that investment. In particular, there is no published IRS guidance or case law on how to determine the "issuer" of certain derivatives that the Fund will enter into. The Underlying ETPs are expected to be treated as the issuer of certain of the Underlying ETFs' investments, which may make it more difficult for the Underlying ETFs to meet the diversification tests. In addition, an adverse determination or future guidance by the IRS with respect to issuer identification for an Underlying ETF's investments may adversely affect the Underlying ETF's ability to qualify as a RIC.

The federal income tax treatment of options comprising the Box Spreads and of other swaps and derivatives may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Underlying ETFs realize from their investments. As a result, a larger portion of an Underlying ETF's distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by an Underlying ETF.

• Trading Issues Risk — Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund's assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

• Underlying ETF Concentration Risk — An Underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Underlying ETF's investments more than the market as a whole, to the extent that the Underlying ETF's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.

• Underlying ETF Exposure Risk — An investment in the Fund may provide returns that are lower than the returns that an investor could achieve by investing in one or more of the Underlying ETFs alone. Additionally, if one or more of the Underlying ETFs has exceeded its cap at the time that you invest in the Fund, you may derive no benefit from the Fund's investment in that Underlying ETF until the next reset of the Underlying ETF. Likewise, if one or more of the Underlying ETFs has decreased in value below its downside protection at the time that you invest in the Fund, you may derive no downside protection from the Fund's investment in that Underlying ETF. See Cap Risk and Capped Upside Risk above. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF's expenses, subjecting Fund shareholders to duplicative expenses. The Fund does not itself pursue a target outcome strategy and does not provide any downside protection against Underlying ETF losses.

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• Underlying ETF Risk — The Fund's investment in shares of the Underlying ETFs subjects it to the risks of owning the securities held by the Underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including absence of an active market risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF's expenses, subjecting Fund shareholders to duplicative expenses.

• Underlying ETP Risk — Each Underlying ETF may invest in OTC Options and FLEX Options and/or Listed Options that reference one or more Underlying ETPs or an Index of Underlying ETPs, which subjects the Underlying ETF to certain of the risks of owning shares of one or more Underlying ETPs as well as the types of instruments in which the Underlying ETPs invest. The value of an Underlying ETP will fluctuate over time based on fluctuations in the values of the securities held by the Underlying ETP, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, Underlying ETPs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETPs and, in turn, the value of the Underlying ETF's shares. It is possible that the performance of each Underlying ETP will not be positively correlated to the performance of Spot bitcoin. An Underlying ETP that tracks an index may not exactly track the performance of the Index due to cash drag, differences between the portfolio of the Underlying ETP and the components of the Index, expenses and other factors.

• Valuation Risk — During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Underlying ETFs, the ability of the Underlying ETFs to value the OTC Options, FLEX Options and Listed Options may become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Underlying ETFs to accurately assign a daily value.

The following are non-principal risks that generally apply to the Fund:

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to the Fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, "ransomware" that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund, Calamos Advisors, custodian, transfer agent, distributor, market maker, authorized participants, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund's investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Investment Management Risk. Whether the Fund achieves its investment objective(s) is significantly impacted by whether the Adviser is able to choose suitable investments for the Underlying ETFs.

Market Disruption Risk. Certain events have a disruptive effect on securities markets, including but not limited to, terrorist attacks, war and other geopolitical events or catastrophes. The Adviser cannot predict the effect of similar events in the future on the U.S. or foreign economies. Certain securities such as high yield and equity securities tend to be impacted more by these events than other types of securities in terms of price and volatility.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund's ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events. Since the 2008 financial crisis, financial markets throughout the world have experienced periods of increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy.

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Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (such as wars, terror attacks, natural or environmental disasters, country instability, and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, dramatic changes in currency exchange rates, and public sentiment.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, rapid technological developments, such as artificial intelligence, and other circumstances in one country or region could have profound impacts on global economies or markets. Widespread disease and virus epidemics and pandemics, such as the coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments.

Portfolio Security Holdings Disclosure

A description of the Fund's policies and procedures in connection with the disclosure of portfolio security holdings of the Fund are available in the SAI and on the Fund's website, www.calamos.com.

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Who manages the Fund?

Investment Adviser

The Fund is advised by Calamos Advisors LLC ("Calamos Advisors" or the "Adviser"), 2020 Calamos Court, Naperville, Illinois 60563. Calamos Advisors, an investment adviser registered with the SEC effective May 29, 1987, is a wholly owned subsidiary of Calamos Investments LLC ("CILLC"). CILLC's assets under management as of December 31, 2024, were $40 billion ($38 billion of which represented Calamos Advisors' assets under management). Calamos Asset Management, Inc. ("CAM") is the sole manager of CILLC. As of July 31, 2025, approximately 22.4% of the outstanding interests of CILLC was owned by CAM, 77.72% by Calamos Partners LLC ("CPL"), and 0.04% by Calamos Equity Partners LLC ("CEP"). CAM is owned by John P. Calamos, Sr. and John S. Koudounis. CPL is owned by Calamos Family Partners, Inc. ("CFP") and John S. Koudounis. CFP is beneficially owned by members of the Calamos family, including John P. Calamos, Sr. CEP is owned by John S. Koudounis and Daniel L. Dufresne. Subject to the overall authority of the Board of Trustees, Calamos Advisors provides continuous investment supervision and management to the Fund under a management agreement and also furnishes office space, equipment and management personnel. For these services, the Fund pays Calamos Advisors a fee based on its average daily net assets, which is accrued daily and paid on a quarterly basis. The Fund will pay fees (before any reimbursement) under the management agreement in the following amounts as a percentage of its average net assets:

ETF	FEES
Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®	0.10%

Out of this management fee, Calamos Advisors pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, brokerage commissions, and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

At a meeting held on August 20, 2025, the Board of Trustees approved the Investment Management Agreement for the Fund. A discussion regarding the basis for the Board's approval of the Investment Management Agreement on behalf of the Fund will be included in the first shareholder report that covers the period in which the Fund commences operations.

Portfolio Managers

David O'Donohue. David O'Donohue joined Calamos Advisors in August 2014 and is a Sr. Co-Portfolio Manager (since February 2024) and Co-Head of Alternative Strategies (since July 2024) and was a Co-Portfolio Manager from September 2015 through January 2024. Between March 2013 and August 2014, he was a Trader at Forty4 Asset Management LLC/Hard8 Futures LLC. Prior thereto, Mr. O'Donohue was a Portfolio Manager at Chicago Fundamental Investment Partners LLC from February 2009 to November 2012.

Jimmy Young. Jimmy Young joined Calamos Advisors in June 2003 and has been a Co-Portfolio Manager since February 2019. Between February 2018 and February 2019, he was an Assistant Portfolio Manager. Prior thereto, he was a senior strategy analyst from September 2015 to February 2018. Between July 2013 and August 2015, he was a strategy analyst.

Eli Pars. Eli Pars joined Calamos Advisors in May 2013 and has been Co-CIO, Co-Head of Alternative Strategies (since July 2024; previously served as Head of Alternative Strategies from September 2015 to June 2024) and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012.

Jason Hill. Jason Hill joined Calamos Advisors in March 2004 and has been a Sr. Co-Portfolio Manager since February 2024 and was a Co-Portfolio Manager from June 2014 through January 2024. Between August 2013 and June 2014, he was a Senior Strategy Analyst. Previously, he was a Portfolio Administrator.

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Anthony Vecchiolla. Anthony Vecchiolla joined Calamos Advisors in May 2014 and since February 2023 has been a Co-Portfolio Manager. Previously, he was a Research Associate from May 2014 to August 2015, a Research Analyst from September 2015 to February 2020, a Senior Research Analyst from February 2020 to February 2021, and an Assistant Portfolio Manager from February 2021 to January 2023.

Jordan Rosenfeld. Jordan Rosenfeld joined Calamos Advisors in April 2025 and is a Co-Portfolio Manager. Between June 2018 to March 2025, Mr. Rosenfeld was a Senior Director and Portfolio Manager at Milliman, where he was responsible for managing derivatives strategies in exchange-traded funds, mutual funds, and unit investment trusts. Previously, he was a Trader at Gelber Group from January 2016 to December 2017.

The Fund's SAI provides additional information about each portfolio manager, including other accounts they manage, their ownership in the Calamos Family of Funds and their compensation.

Management Approach

Calamos Advisors employs a "team of teams" approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers and Associate Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO's team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross-team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of Calamos Advisors' Investment Committee, made up of the Global CIO, the Co-CIO team, and the Global Head of Trading. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•  Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•  Promotes collaboration between teams; and

•  Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•  Form the firm's top-down macro view, market direction, asset allocation, and sector/country positioning.

•  Establish firm-wide secular and cyclical themes for review.

•  Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•  Review firm-wide, portfolio and individual security liquidity constraints.

•  Evaluate firm-wide and portfolio investment performance.

•  Evaluate firm-wide and portfolio hedging policies and execution.

•  Evaluate enhancements to the overall investment process.

How to Buy and Sell Shares

Fund Shares are listed for secondary trading on the Exchange under the symbol CPSL and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The Exchange and secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage

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commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund's net asset value, which is calculated at the end of each business day.

Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the Fund's net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods.

Authorized Participants may acquire shares directly from the Fund, and Authorized Participants may tender their shares for redemption directly to the Fund, at NAV per share only in Creation Units. Purchases and redemptions directly with the Fund must follow the Fund's procedures, which are described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Fund Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Fund Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Fund Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund Shares, you are not entitled to receive physical delivery of stock certificates or to have Fund Shares registered in your name, and you are not considered a registered owner of Fund Shares. Therefore, to exercise any right as an owner of Fund Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of the Fund on the Exchange may differ from the Fund's daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of the Fund.

The approximate value of Shares of the Fund, an amount representing on a per share basis the sum of the current market price of the cash or securities, as applicable, accepted by the Fund in exchange for Shares of the Fund and an estimated cash component, if any, is disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Fund Shares and the Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in Shares of the Fund occurs on the secondary market, and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by Authorized Participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Fund Shares. Cash purchases and/or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Fund Shares trade at or close to NAV.

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The Fund impose no restrictions on the frequency of purchases and redemptions ("market timing"). To minimize these potential consequences of frequent purchases and redemptions of Fund Shares, the Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by Authorized Participants for patterns of abusive trading and the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares. The Trust's policies and procedures regarding frequent purchases and redemptions may be modified by the Board of Trustees at any time.

The Trust's policies and procedures prohibit the practice of any officer or employee of the Trust, a Trust investment adviser (including any sub-adviser), the distributor, custodian, or transfer agent, or other affiliated person of the Trust placing orders to purchase or redeem shares of a series of the Trust after the designated time as of which the Fund calculates its NAV (i.e., "late trading").

Distribution and Service Plan

The Fund has adopted a distribution and service plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services ("Service Providers"). If a Service Provider provides such services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund, however, and there are no current plans to impose these fees. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis.

Fund Website and Disclosure of Portfolio Holdings

The Trust maintains a website for the Fund at www.calamos.com. Among other things, this website includes this Prospectus and the SAI, and will include the Fund's holdings, the Fund's last annual and semi-annual reports (when available), pricing information about Fund Shares trading on the Exchange, daily NAV calculations and a historical comparison of the trading prices to NAV.

Each day the Fund is open for business, the Trust publicly disseminates the Fund's full portfolio holdings as of the close of the previous day through its website at www.calamos.com. A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI.

Dividends, Other Distributions and Taxes

Fund Distributions

The Fund intends to distribute its net realized capital gains, if any, to shareholders annually. Ordinarily, the Fund intends to declare and pay dividends from net investment income, if any, at least annually.

Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain dividends."

Brokers may make available to their customers who own Fund Shares the DTC book-entry dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized gains will be automatically reinvested in additional whole Fund Shares of the Fund purchased in the secondary market. Without this service, investors would receive their distributions in cash.

Taxes

As with any investment, you should consider how your investment in Fund Shares will be taxed. The tax information in this prospectus is provided only as general information. This section is current as of the date of this prospectus. Tax laws and

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interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. However, with respect to certain tax issues, the summaries describe the general tax treatment of certain distributions made to corporations and non-U.S. persons. In addition, this section does not describe your state, local or non-U.S. tax consequences. You should consult your own tax advisor about the tax consequences of an investment in Fund Shares.

Fund distributions to you and the sale or redemption of your Fund Shares will have tax consequences to you. Such consequences may be different if you hold your Fund Shares through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account or 401(k) plan.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a "RIC") under the Code. As a RIC, the Fund is generally not subject to corporate-level U.S. federal income tax on any net ordinary income or capital gains that are timely distributed to shareholders. Each Underlying ETF also intends to qualify each year as a RIC. The tax treatment of certain investments made by the Underlying ETFs is not certain. An adverse determination or future guidance by the IRS might affect an Underlying ETF's ability to qualify as a RIC, and such a failure by an Underlying ETF may bear adversely on the Fund's ability to qualify for treatment as a RIC.

The Fund's failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in corporate-level taxation and, consequently, a reduction in amounts available for distribution to shareholders.

The Underlying ETFs may enter into option agreements with the same counterparty but has taken the position that the option agreements are separate agreements. Under general tax principles, the Underlying ETFs in certain circumstances would not accrue income on separate option agreements during the term of the agreements. However, if the agreements are treated as one agreement, the Underlying ETFs might be required to accrue income and make annual distributions of income. If the Underlying ETFs are required to accrue income, but do not distribute the income to shareholders, the Underlying ETFs may fail to qualify as a RIC. In addition, if the agreements are treated as one agreement, the Underlying ETFs may fail either or both of the RIC income and diversification tests.

For purposes of the diversification tests, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of such investment. In particular, there is no published IRS guidance or case law on how to determine the "issuer" of various derivatives that the Underlying ETFs may enter into. Therefore, there is a risk that the Underlying ETFs will not meet the Code's diversification requirements and will not qualify, or will be disqualified, as a RIC.

The Underlying ETFs must derive at least 90% of their gross income each year from "qualifying income." The treatment of derivatives that provide exposure to the Underlying ETPs or bitcoin is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. An adverse determination or future guidance by the Internal Revenue Service with respect to the treatment of income or gain from those investments may adversely affect the Underlying ETF's ability to qualify as a RIC.

Taxes on Distributions

Distributions by the Fund generally are taxable to you as ordinary income or capital gains. Distributions are subject to federal income tax, whether received in cash or reinvested in additional Fund shares or shares of another fund, and may be subject to state or local taxes. Distributions of the Fund's "investment company taxable income" generally will be taxable as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Notwithstanding the foregoing, distributions that are attributable to "qualified dividends" received by the Fund may be eligible to be taxed at long-term capital gains rates, as long as the Fund and the shareholder meet certain holding period requirements. It is not anticipated that the Fund will have qualified dividend income.

Distributions of the Fund's net capital gain that are properly reported by the Fund as "capital gain dividends" will generally be taxable to you as long-term capital gains, currently at a maximum rate of 10%, regardless of your holding period in the Fund's Shares. Each Underlying ETF's option strategy may reduce the amount of dividends that might otherwise qualify as capital gains

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Fund Facts

dividends. Distributions in excess of the Fund's current and accumulated earnings and profits first will reduce your adjusted tax basis in your Fund Shares and, after the adjusted basis is reduced to zero, will constitute capital gain. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 10%, if the distributions are attributable to Fund Shares that you have held for more than one year.

Certain non-corporate taxpayers will also be subject to a 3.8% U.S. federal Medicare contribution tax with respect to the lesser of (1) their "net investment income" or (2) the excess of their "modified adjusted gross income" over a threshold amount ($200,000 for single taxpayers and $250,000 for taxpayers who are married and filing jointly).

Corporate shareholders of the Fund are generally eligible for a dividends-received deduction with respect to ordinary income dividends (but not capital gain dividends) properly designated as eligible for such deduction by the Fund, as long as the Fund and the corporate shareholder meet certain holding period and other requirements. It is not anticipated that the Fund will make distributions eligible for the dividend-received deduction.

Under a dividend reinvestment service, you may have the option to have all cash distributions automatically reinvested in additional Fund Shares. Any distributions reinvested under such a service will nevertheless be taxable to you as described above.

You will have an adjusted basis in the additional Fund Shares purchased through such a reinvestment service equal to the amount of the reinvested distribution plus the amount of any fees charged for the transaction. The additional Fund Shares will have a holding period commencing on the day following the day on which they are credited to your account.

A distribution will reduce the Fund's NAV per Share and generally will be taxable to you as ordinary income or capital gain even if it is paid from unrealized appreciation or income or gains earned by the Fund before you invested in the Fund. From an investment standpoint, such a distribution constitutes a return of capital. However, from a tax standpoint, it constitutes taxable income. In general, distributions are subject to federal income tax as of the date of payment. However, distributions paid in January will be treated as paid on December 31 of the prior year if they were declared and payable to shareholders of record on a date in October, November or December of the prior year.

The Fund intends to invest substantially all of its assets in the Underlying ETFs, and so substantially all of the Fund's income will be as a result of distributions from Underlying ETFs and the sale of shares of the Underlying ETFs. An Underlying ETF's transactions in derivatives, including FLEX Options, may be subject to one or more special tax rules. These rules may affect whether gains and losses recognized by the Underlying ETF are treated as ordinary or capital, accelerate the recognition of income or gains to the Underlying ETF, defer losses to the Underlying ETF, and cause adjustments in the holding periods of the Underlying ETF's securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions by the Underlying ETFs and thus distribution by the Fund to shareholders.

Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., "marked to market") at the end of each year. The FLEX Options included in an Underlying ETF's portfolio are exchange-traded options and may be subject to Section 1256 of the Code.

The straddle rules may affect the character of gains (or losses) realized by the Underlying ETFs, and losses realized by the Underlying ETFs on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Underlying ETFs may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Underlying ETFs are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Underlying ETFs, which is taxed as ordinary income when distributed to the Fund in a non-liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if an Underlying ETF makes a non-liquidating distribution of its short-term capital gain, the

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amount which must be distributed to the Fund as ordinary income may be increased substantially as compared to an Underlying ETF that did not engage in such transactions.

You may be subject to federal back-up withholding tax, if you do not provide the Fund with a taxpayer identification number (for an individual, a social security number) and make other required certifications, or the IRS informs the Fund that your tax identification number is incorrect. Backup withholding is not an additional tax. You may claim the amount withheld as a credit on your federal income tax return, provided you furnish the appropriate information to the IRS.

Taxes When Shares are Sold

Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if you have held the Fund Shares for more than one year and as short-term capital gain or loss if you have held the Fund Shares for one year or less. The ability to deduct capital losses realized on a sale of Fund Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant that exchanges equity securities for Creation Units will generally recognize a gain or a loss on the exchange. Any such gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange, plus (or minus) the cash amount received (or paid), and such Authorized Participant's aggregate basis in the securities surrendered. A person who redeems Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the aggregate market value of the securities received plus (or minus) any cash received (or paid), and such person's basis in the Creation Units redeemed. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in the Authorized Participant's economic position with respect to such Creation Units. Persons exchanging securities should consult their own tax advisor with respect to the applicability of the wash sale rules and the availability and timing of a deduction for any loss. In addition, when a regulated investment company redeems a shareholder in kind, the regulated investment company generally is not required to recognize taxable gains in respect of the portfolio securities it distributes to the redeeming shareholder. However, the Fund may be required to recognize taxable gain on the distribution of certain securities, and the IRS may assert that the Fund must recognize taxable gain in respect of certain other securities that the Fund distributes to a shareholder in exchange for Creation Units, which may increase the amount of taxable gains that the Fund would otherwise be required to distribute in order to maintain its qualification as a regulated investment company and avoid the Fund-level tax. In addition, the Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash rather than in-kind, in which case the Fund may be required to sell shares of the Underlying ETFs in order to obtain the cash needed to distribute redemption proceeds which may increase the amount of taxable gains that the Fund would otherwise be required to distribute.

Any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Creation Units have been held for more than one year and as short-term capital gain or loss if the Creation Units have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.

Authorized Participants that are dealers may be subject to special tax rules and should consult their own tax advisors regarding the tax consequences of purchasing and redeeming Creation Units in their capacity as dealers.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes

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certain elections and certain other conditions are met. Each Underlying ETF's option strategy may reduce the amount of distributions otherwise eligible to be capital gains dividends.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gains dividends that the Fund pays.

Other Tax Matters

The foregoing is only a summary of certain federal income tax considerations of investing in the Fund under current law, which is subject to change in the future. Shareholders who are not U.S. persons within the meaning of the Code, such as non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different U.S. federal income tax treatment.

You may also be subject to state and local taxes on distributions paid by the Fund, and sales and redemptions of Fund shares. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific tax situation. More information about taxes can be found in the Fund's SAI.

Net Asset Value

The NAV of shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ official closing price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent (s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Futures, swaps and options contracts listed for trading on a futures or options exchange or board of trade for which market quotations are generally available are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price. Total return swaps on exchange-listed securities are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price.

Securities held by the Fund are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Board of Trustees ("Valuation Procedures"). If market quotations are not readily available, securities or other assets will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security or

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other asset may be materially different than the value that could be realized upon the sale of that security or other asset. The fair value prices can differ from market prices. The Board of Trustees has designated Calamos Advisors as "valuation designee" for the Fund. The valuation designee is responsible for determining the value of the Fund's investments. The designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to ensure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities or other assets.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Fund Service Providers

State Street Bank and Trust Company ("State Street"), located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the Fund's administrator, custodian, fund accounting and transfer agent.

Calamos Financial Services LLC ("CFS") serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

Ropes & Gray LLP, located at 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606, serves as legal counsel to the Trust.

Premium/Discount Information

Information showing the number of days the market price of the Fund Shares was greater (at a premium) and less (at a discount) than the Fund's NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.calamos.com.

Investments in Other Investment Companies

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund's total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities.

The Fund will invest in the Underlying ETFs beyond these statutory limitations in reliance on Section 12(d)(1)(G) of the 1940 Act.

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Financial Highlights

The Fund commenced investment operations on October 14, 2025 and therefore has not yet completed a fiscal period and has no performance history to show here. In the future, financial highlights for this Funds will be presented in this section of the prospectus.

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Other Information

Continuous Offering

The method by which Creation Units of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Fund Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Fund Shares and sells the Fund Shares directly to customers or if it chooses to couple the creation of a supply of new Fund Shares with an active selling effort involving solicitation of secondary market demand for Fund Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Fund Shares, whether or not participating in the distribution of Fund Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Fund Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Summary of Certain Provisions of the Second Amended and Restated Trust Instrument

The summary below is a synopsis of certain provisions contained in the Trust's Second Amended and Restated Trust Instrument (the "Trust Instrument"). Shareholders should refer to the Trust Instrument for further information. Defined terms have the meanings contained in the Trust Instrument.

Derivative Actions

The Second Amended and Restated Trust Instrument (the "Trust Instrument") requires, within Section 9 of Article IV, that before bringing any derivative action on behalf of the Fund, Shareholders must have made a written demand to the Board of Trustees requesting that they cause the Trust or affected Series or Class, as applicable, to file the action itself.

In order to warrant consideration, any such written demand must include at least the following:

(1)  a detailed description of the action or failure to act complained of and the facts upon which each such allegation is made;

(2)  a statement to the effect that the complaining Shareholders believe that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the right of the Trust or the affected Series or Class, as applicable and an explanation of why the complaining Shareholders believe that to be the case;

(3)  a certification that the following requirements have been met, as well as information reasonably designed to allow the Trustees to verify that certification:

(a)  each complaining Shareholder was a Shareholder of the Trust or the affected Series or Class, as applicable, at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time; and

(b)  each complaining Shareholder was a Shareholder of the Trust or the affected Series or Class, as applicable, as of the time the demand required by Section 9 of Article IV was made; and

(4)  a certification that each complaining Shareholder will be a Shareholder of the Trust or the affected Series or Class, as applicable as of the commencement of the derivative action.

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Other Information

The Trust Instrument further provides that at least 10% of the Shareholders of the Trust or the affected Series or Class, as applicable, must join in bringing the derivative action. This provision does not apply to claims brought under the federal securities laws.

The Trust Instrument also provides that a copy of the derivative complaint must be served on the Trust, assuming the requirements described above have already been met and the derivative action has not been barred as further described in the Trust Instrument.

Forum and Waiver of Jury Trial

Section 10 of Article X of the Trust Instrument outlines which shareholder actions must be brought in state court and which must be brought in federal court. This section states in particular that, unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under any federal securities law. This provision may increase costs for a shareholder to bring a claim or may limit a shareholder's ability to bring a claim in a judicial forum that they find more convenient or favorable. While the enforceability of the exclusive forum provisions may be challenged, this section also provides that if any provisions of Section 10 shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining portions will still apply.

Section 10 of Article X of the Trust Instrument also states that shareholders and all other such persons bringing any such suit, action, or proceeding in the Superior Court in the State of Delaware waive the right to a trial by jury to the fullest extent permitted by law.

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For more detailed information on the Fund, several additional sources of information are available to you. The Fund's SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund's performance during the last fiscal year. In Form N-CSR, you will find the Fund's annual and semi-annual financial statements. The Fund's most recent SAI, annual or semi-annual reports and certain other information are available free of charge by calling the Fund at (866) 363-9219, on the Fund's website at www.calamos.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

2020 Calamos Court
Naperville, IL 60563-2787
866.363.9219

www.calamos.com

SEC File
#811-22887

CBXLSTAPRO 112825

Fund Name	Ticker	Exchange
Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®	CBTL	BZX

Prospectus November 28, 2025

The fund listed above (the "Fund") is a series of the Calamos ETF Trust (the "Trust") and an exchange-traded fund ("ETF"). The Fund lists and principally trades its shares on the CBOE BZX Exchange, Inc. (the "Exchange").

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

Investment Objective

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF® (the "Fund") seeks to provide exposure to the price of bitcoin.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund ("Fund Shares"). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.10%
Distribution and/or Service Fees (12b-1)	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.69%
Total Annual Operating Expenses[2]	0.79%

1  "Acquired Fund Fees and Expenses" include certain expenses incurred in connection with the Fund's investment in a laddered portfolio of four Calamos Bitcoin 80 Series Structured Alt Protection ETFs® (the "Underlying ETFs"). The amount shown is based on estimated amounts for the current fiscal year.
2  The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund's financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, whether you sell or hold your Fund Shares, would be:

You would pay the following expenses whether you sell or hold your Fund Shares at the end of the period:

One Year	Three Years	Five Years	Ten Years
$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund's performance. The Fund commenced operations on October 14, 2025. Because the Fund has not yet completed a fiscal period as of the date of this prospectus, no portfolio turnover rate is available. Information that gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance, is available on the Fund's website at: www.calamos.com.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by providing investors with exposure to the price return of the CME CF Bitcoin Reference Rate — New York Variant ("BRRNY") ("Spot bitcoin") while attempting to limit downside risk through a laddered portfolio of four Calamos Bitcoin 80 Series Structured Alt Protection ETFs (each an "Underlying ETF" and collectively the "Underlying ETFs"). The BRRNY is a once a day benchmark index price for bitcoin that aggregates trade data from multiple

PROSPECTUS | November 28, 2025

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

bitcoin-USD markets operated by major cryptocurrency exchanges that conform to the CME CF Constituent Exchange Criteria.1 The term "laddered portfolio" refers to the Fund's investment in multiple Underlying ETFs that have target outcome period expiration dates which occur on a rolling, or periodic, basis. See below for a discussion of "target outcome periods" and their meaning within the strategies of the Underlying ETFs. The rolling or "laddered" nature of the investments in the Underlying ETFs creates diversification of investment time period compared to the risk of acquiring or disposing of any one Underlying ETF at any one time. This diversification of investment time period is intended to mitigate the risk of failing to benefit from the downside protection of a single Underlying ETF due to the timing of investment in such Underlying ETF and the relative price of the reference asset or having limited or no upside potential remaining because of the cap of a single Underlying ETF. The Fund's laddered approach is intended to allow the Fund to continue to benefit from increases in the value of Spot bitcoin, while attempting to limit downside losses. Depending on when the Fund acquires shares of an Underlying ETF, even with a laddered approach, the cap and/or downside protection of an Underlying ETF may be exhausted unless the Fund acquires shares at the beginning of a Target Outcome Period (as defined below). The Fund does not typically buy shares at the beginning of the Target Outcome Period. Unlike the Underlying ETFs, the Fund itself does not pursue a target outcome strategy. The protection is only provided by the Underlying ETFs and the Fund itself does not provide any stated downside protection against losses. The Fund will likely not receive the full benefit of the Underlying ETF downside protections and could have limited upside potential. The Fund's returns are limited by the caps of the Underlying ETFs.

In order to understand the Fund's strategy and risks, it is important to understand the strategies and risks of the Underlying ETFs. See "Additional Information About Investment Strategies and Related Risks" for a discussion of the principal investment strategies of the Underlying ETFs.

Under normal market conditions, the Fund will invest substantially all of its assets in the Underlying ETFs, which seek to provide investors with returns (before fees and expenses) that match the price return of Spot bitcoin, up to a predetermined upside cap, while attempting to provide downside protection (before fees and expenses) against 80% of the negative price return of Spot bitcoin (before total fund operating fees and expenses), over a defined one-year outcome period. Each Underlying ETF seeks to provide protection against a loss exceeding 20% (by providing a floor against the negative price return of Spot bitcoin exceeding 20%) (the "Floor") prior to taking into account any fees or expenses charged to the Underlying ETFs. A Floor provides no initial downside protection, but instead provides protection against a price decline that exceeds a certain percentage over the entirety of an Outcome Period. The Fund intends only to acquire shares of Underlying ETFs in the secondary market and will not engage in any principal transactions with the Underlying ETFs. The Fund and each Underlying ETF are advised by Calamos Advisors LLC ("Calamos" or the "Adviser").

The Underlying ETFs invest substantially all of their assets in over-the-counter Options ("OTC Options") and/or FLexible EXchange Options ("FLEX Options") and/or listed exchange traded options ("Listed Options") — each of which reference the price performance of either (A) one or more of the iShares Bitcoin Trust ETF ("IBIT"), Grayscale Bitcoin Mini Trust ("BTC"), Bitwise Bitcoin ETF ("BITB"), Fidelity® Wise Origin® Bitcoin Fund ("FBTC") and ARK 21 Shares Bitcoin ETF ("ARKB") (each, an "Underlying ETP" and collectively, the "Underlying ETPs") which, in turn, own bitcoin that is held by a bitcoin custodian in each instance on behalf of the respective Underlying ETPs and/or (B) one or more indexes that are designed to track the price of bitcoin ("Bitcoin Index"). One example of a Bitcoin Index is the Cboe Bitcoin U.S. ETF Index (ticker: CBTX), which is designed to reflect the price return performance of U.S. exchange-listed spot Bitcoin ETPs. The ETPs whose price return performance a Bitcoin Index seeks to reflect can include the BITB, FBTC, and ARKB, among others. Each Underlying ETF uses OTC Options and/or FLEX Options to employ a "target outcome strategy." Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index (in this case, Spot bitcoin). The pre-determined outcomes sought by the Underlying ETFs, which include downside protection against (before fees and expenses) Spot bitcoin losses exceeding 20% (by providing a Floor against the negative price return of Spot bitcoin exceeding 20% prior to taking into account any fees or expenses charged to the Underlying ETFs) and a cap on upside potential, are based on the price return of Spot bitcoin over an approximate one-year period beginning, generally, on the first business day in the month

1  The Constituent Exchange Criteria requires each Constituent Exchange to implement policies and procedures designed to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. Additionally, each Constituent Exchange must comply with, among other things, capital market regulations, money transmission regulations, client money custody regulations, know-your-client regulations and anti-money laundering regulations.

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

for which each Underlying ETF is named and ending on the last business day of the preceding month in the following year (the "Target Outcome Period"). Each Underlying ETF establishes a new cap and Floor annually at the beginning of each Target Outcome Period. See "Capital Protection and Cap" below under "Additional Information About Investment Strategies and Related Risks."

If, for example, the Floor is 20% and the price of Spot bitcoin declines by 8% over a Target Outcome Period, an investor in the Underlying Fund would not receive any protection from the Floor because the decline was not greater than 20%.

If, by contrast, the decline of the price of Spot bitcoin over the Outcome Period was 32%, the Floor feature is designed to limit that investor's loss to only 20% of Spot bitcoin's price decline (before total fund operating fees and expenses) over the Target Outcome Period. The Floor percentage (in this case, 20%) should therefore not be understood to apply to any given level of loss. Thus, a 32% decline in the price of Spot bitcoin over a Target Outcome Period would not entitle the investor to protection against 80% of that loss (and therefore would not entitle the investor to protection against all but 6.4% of that loss).

Based on market conditions and other factors at the commencement of each Underlying ETF's Outcome Period, the Adviser seeks to provide investment exposure to the price performance of Spot bitcoin through various means of portfolio construction and management, including the two methods/approaches as may be implemented by the Adviser in its discretion as described below.

In the first method/approach, each Underlying ETF's portfolio will be comprised of options, cash and cash equivalents, and/or U.S. Treasuries. Under this approach, and under normal market conditions, the Underlying ETFs will invest substantially all of their assets in U.S. Treasury securities with remaining maturities of one (1) year or less (the "Treasury Portfolio"), cash, cash equivalents, box spreads, and OTC Options, FLEX Options and/or listed exchange traded options ("Listed Options"). The OTC, FLEX, and/or Listed Options each reference the price performance of either: (A) one or more of the Underlying ETPs or (B) one or more Bitcoin Indexes.

Options used by an Underlying ETF in utilizing box spreads will reference the underlying asset of the box spread trade, which is expected to be the SPX or SPY. Options utilized in seeking to track the positive price return of Spot bitcoin will each reference the price performance of either: (A) one or more of the iShares Bitcoin Trust ETF (IBIT), Grayscale Bitcoin Mini Trust ("BTC"), Bitwise Bitcoin ETF ("BITB"), Fidelity® Wise Origin® Bitcoin Fund ("FBTC") and ARK 21 Shares Bitcoin ETF ("ARKB") (each an "Underlying ETP" and collectively, the "Underlying ETPs") and/ or (B) one or more indexes that are designed to track the price of bitcoin ("Bitcoin Index"). One example of a Bitcoin Index is the Cboe Bitcoin U.S. ETF Index (ticker: CBTX), which is designed to reflect the price return performance of U.S. exchange-listed spot Bitcoin ETPs. The ETPs whose price return performance a Bitcoin Index seeks to reflect can include the BITB, FBTC, and ARKB, among others.

In the second method/approach, each Underlying ETF's portfolio will be comprised of options and cash and cash equivalents. Under this approach, and under normal market conditions, the Underlying ETF will invest substantially all of its assets in cash and cash equivalents and FLEX Options and/or Listed Options. The FLEX Options and/or Listed Options will each reference the price performance of one or more of the Underlying ETPs and/or a Bitcoin Index.

With respect to each method/approach described above, each of the Underlying ETPs has as a primary investment objective to seek investment results that generally correspond to the price performance of bitcoin (as measured to a stated index or defined bitcoin reference rate) and therefore the performance of the Underlying ETPs and/or Bitcoin Index is expected to be positively correlated to the price performance of Spot bitcoin. Each Bitcoin Index will be designed to track the price performance of bitcoin and therefore each Bitcoin Index is expected to be positively correlated to the price performance of Spot bitcoin.

Each Underlying ETF intends to utilize either FLEX Options and/or Listed Options in place of all OTC Options. The Underlying ETF will not invest directly in bitcoin. Instead, the Underlying ETF seeks to track the positive price return of Spot bitcoin by investing in options that reference the price performance of one or more of the Underlying ETPs which, in turn, own bitcoin and/or options that reference one or more Bitcoin Indexes. The portfolio of options utilized by the Adviser may consist of options on one or more of the Underlying ETPs and/or Bitcoin Index at the determination of the Adviser based on then-current market factors.

PROSPECTUS | November 28, 2025

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

As of the date hereof, the Underlying Funds invest in options that reference the Cboe Bitcoin U.S. ETF Index ("CBTX"), which is a modified market capitalization-weighted index designed to track the performance of a basket of Bitcoin ETPs listed on U.S. exchanges. Leveraged and inverse exposure Bitcoin ETFs are not eligible for inclusion in CBTX. To be included in CBTX, each constituent must: (i) have a monthly consolidated trading volume of at least 500,000 shares for each month within the immediately preceding six-month period; (ii) have an average consolidated trading volume of at least 1,000,000 shares over the immediately preceding six-month period; (iii) have at least six months of trading history as of the Rebalance Selection Date (defined below); and (iv) have a market capitalization of at least $75 million as of the Rebalance Selection Date. CBTX is rebalanced and reconstituted quarterly in March, June, September and December. The Rebalance Selection Date is as of the last business day of the previous calendar month (i.e., February, May, August and November, respectively).

Each Underlying ETF's strategy has been specifically designed to produce the outcomes (before fees and expenses) based upon Spot bitcoin's returns over the duration of a Target Outcome Period. At the end of each Target Outcome Period, an Underlying ETF's options are generally allowed to expire or be sold at or near their expiration, and the proceeds are used to purchase (or roll into) a new set of options expiring in approximately one year. This means that approximately every quarter (in January, April, July and October), one of the Underlying ETFs will undergo a "reset" of its cap and a refresh of its downside protection.

At any given time the Fund will generally hold shares in four Underlying ETFs, one Underlying ETF with options expiring within one quarter, a second Underlying ETF with options expiring within two quarters, a third Underlying ETF with options expiring within three quarters and a fourth Underlying ETF with options expiring within one year. The rolling or "laddered" nature of the investments in the Underlying ETFs creates diversification of investment time period and market level (meaning the price of Spot bitcoin at any given time) compared to the risk of acquiring or disposing of any one Underlying ETF at any one time. Because the Fund typically will not acquire shares of the Underlying ETFs on the first day of a Target Outcome Period and may dispose of shares of the Underlying ETFs before the end of the Target Outcome Period, the Fund may experience investment returns that are very different from those that the Underlying ETFs seek to provide. If an Underlying ETF has experienced certain levels of either gains or losses since the beginning of its current Target Outcome Period, there may be little to no ability for the Fund to achieve gains or benefit from the downside protection for the remainder of the Target Outcome Period.

When an investor purchases shares of a single Underlying ETF, his or her potential outcomes are limited by the Underlying ETF's stated cap and downside protection (at the Floor) over a defined time period (depending on when the shares were purchased). Alternatively, the Fund's laddered approach provides diversified exposure to all of the Underlying ETFs in a single investment. By owning a laddered portfolio of Underlying ETFs, the Fund has the ability to continue to benefit from increases in the value of Spot bitcoin and to provide a level of downside protection as one of the Underlying ETFs will reset its cap and Floor and refresh its downside protection every quarter based on the price of Spot bitcoin at the time of the reset. In other words, the continual and periodic "refreshing" of the Underlying ETF caps, Floors and downside protection at current Spot bitcoin prices is intended to allow the Fund to continue to benefit from increases in the value of Spot bitcoin, while attempting to limit downside losses. This approach reduces the risk inherent in the Underlying ETFs of having the upside potential for an entire Target Outcome Period capped out in cases of rapid appreciation of Spot bitcoin. It also reduces the risk of failing to benefit from an individual Underlying ETF downside protection in cases where Spot bitcoin has depreciated over the Floor. Approximately every quarter (in January, April, July and October), one of the Underlying ETFs will undergo a reset of its cap and Floor and a refresh of its downside protection, meaning that investors will have the ability to benefit from any appreciation in Spot bitcoin for future periods up to the respective caps of the Underlying ETFs and will have the benefit of the downside protection for future periods. A laddered portfolio can diversify timing risk, similar to how laddered bond portfolios seek to manage timing risks for fixed-income investors.

The Fund intends only to acquire shares of Underlying ETFs in the secondary market and will not engage in any principal transactions with the Underlying ETFs. The Fund intends to generally rebalance its portfolio to equal weight (i.e., 25% per Underlying ETF) semi-annually. The Fund also will acquire and dispose of Underlying ETFs in connection with the creation and redemption of Creation Units between semi-annual rebalances. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Fund having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Fund's returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures. If an over-weighted Underlying ETF underperforms the other Underlying ETFs, the Fund will

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

experience returns that are inferior to those that would have been achieved if the Underlying ETFs were equally weighted. See Significant Exposure Risk below.

The current list of Underlying ETFs in the Fund's portfolio can be found at https://www.calamos.com/capabilities/structured-protection-etfs/. The Fund's website will provide, on a daily basis, the proportion of the Fund's assets invested in each Underlying ETF at any given time. Each Underlying ETF's website provides important information (including Target Outcome Period start and end dates, the cap (both gross and net of fees) and Floor and downside protection both at the start of the Underlying ETF's Target Outcome Period and on any particular day relative to the end of the Target Outcome Period).

Although this website information may be useful in understanding the investment strategies of the Underlying ETFs, it is limited in providing an investor of the Fund with all of the risks and potential outcomes associated with an investment in the Underlying ETFs. For example, it does not provide a direct example of your potential investment return in the Fund because of the Fund's laddered exposure to the Underlying ETFs in which each one of the Underlying ETFs will reset its cap and refresh its downside protection annually based on prevailing market conditions.

The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment strategy may include active and frequent trading. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except to the extent that the underlying reference index of the Underlying ETFs invests more than 25% of its assets in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies, and investments that provide exposure to bitcoin.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. You should not consider investing in the Fund if your investment objective differs from the Fund's investment objective or if you are not willing to accept the principal risks associated with an investment in the Fund. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

The principal risks of investing in the Fund include:

•  Absence of an Active Market Risk — The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund's shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants' ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund's shares are trading on the Exchange, which could result in a decrease in value of the Fund's shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

PROSPECTUS | November 28, 2025

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

•  Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

•  Cap Change Risk — A new Underlying ETF cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, a cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods. Investors should monitor the changes in the Cap for each Outcome Period for each Underlying ETF, information for which will be made available pursuant to the procedure outlined in the Fund's prospectus.

•  Cap Risk — While the Fund itself is not subject to a specific Floor or Cap, there can be no guarantee that the Underlying ETFs will be successful in their strategy to provide protection against 80% of the negative price return (before total Underlying ETFs operating fees and expenses) of Spot bitcoin over the Outcome Period. Each Underlying ETF's strategy seeks to deliver returns that track those of Spot bitcoin (up to the Cap), while attempting to limit downside losses exceeding 20% (by providing a Floor against the negative price return of Spot bitcoin exceeding 20% prior to taking into account any fees or expenses charged to the Underlying ETFs), if the Underlying ETF's Shares are held at the time at which the Underlying ETF enters into OTC Options or FLEX Options and/or Listed Options and U.S. Treasury securities, if applicable, and box spreads, cash, cash equivalents and held until those instruments expire at the end of the Outcome Period. In the event the Fund purchases Underlying ETFs Shares after these instruments were entered into or sells Underlying ETFs Shares prior to the expiration (or maturity) of these investments, the Floor that the Underlying ETFs seeks to provide may not be available. If the Outcome Period has begun and the price of Spot bitcoin has increased in value, the Floor will not protect any decreases in the price of Spot bitcoin and therefore the Fund may experience losses from this appreciated value until the Underlying ETFs reaches its original NAV from the commencement of the Outcome Period. Similarly, if the Fund purchases Underlying ETFs Shares after the commencement of the Outcome Period and the price of Spot bitcoin has increased in value, the Fund will not benefit from the Floor until the price of Spot bitcoin decreases to its original value at the commencement of the Outcome Period. Accordingly, the Fund will not receive the protection that the Underlying ETF seeks to provide until the Underlying ETF experiences losses that return it to its value at the commencement of the Outcome Period. If the OTC Options, and FLEX Options and/or Listed Options and U.S. Treasury securities, if applicable, and cash and cash equivalents (and therefore the Capital Protection) do not perform as expected, the Fund may experience significant losses on its investment, including the loss of its entire investment.

•  Capped Upside Risk — Each Underlying ETF's strategy seeks to provide returns (before fees and expenses) that match the price return of Spot bitcoin for shares acquired on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event that the Fund acquires Underlying ETF shares after the first day of a Target Outcome Period and the Underlying ETF has risen in value to a level near or at the cap (because the Fund's potential gain will be limited to the difference between the Underlying ETF's NAV on the date the Fund purchases Underlying ETF shares and the cap), there may be little or no ability for the Fund to experience an investment gain on its shares, however, the Fund will remain vulnerable to downside risks. This could be true for all of the Underlying ETFs held by the Fund at a certain point in time severely limiting the Fund's ability to participate in gains during that time. If Spot bitcoin experiences gains during a Target Outcome Period, an

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

Underlying ETF will not participate in those gains beyond the cap. If the Fund buys Underlying ETF shares when the price exceeds the cap, the Fund will not experience any gain regardless of the performance of Spot bitcoin.

•  Cash Holdings Risk — To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund's performance and ability to achieve its investment objective.

•  Concentration Risk — Underlying ETPs — The Underlying ETPs hold only bitcoin and cash. As a result, the Underlying ETPs' holdings are not diversified. Accordingly, the Underlying ETPs' net asset value may be more volatile than another investment vehicle with a more broadly diversified portfolio and may fluctuate substantially over short or long periods of time. Fluctuations in the price of bitcoin are expected to have a direct impact on the value of the shares of the Underlying ETPs.

The Underlying ETPs are passive investment vehicles that do not seek to generate returns beyond tracking the price of bitcoin. The Sponsors (the managers or organizations in charge of creating and administering a given ETP) do not actively manage the bitcoin held by the Underlying ETPs. This means the Sponsors do not speculatively sell bitcoin at times when its price is high or speculatively acquire bitcoin at low prices in the expectation of future price increases. It also means the Underlying ETPs will not utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective. Any losses sustained by the Underlying ETPs will adversely affect the value of its shares.

•  Clearing Member Default Risk — Transactions in certain options such as FLEX Options and Listed Options are required to be centrally cleared ("cleared options"). In a transaction involving cleared options, the Underlying ETFs' counterparty is a clearing house, such as the Options Clearing Corporation ("OCC"), rather than a bank or broker. Since the Underlying ETFs are not members of clearing houses and only members of a clearing house ("clearing members") can participate directly in the clearing house, the Underlying ETFs will hold cleared options through accounts at clearing members. In cleared options positions, the Underlying ETFs will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Margin requirements are set by the OCC and the Underlying ETFs' clearing member and generally may be increased at any time. Margin requirements could increase significantly during periods of volatility or market disruptions, and the Underlying ETFs may be forced to sell assets at a disadvantageous time or price to meet such margin calls, which could negatively impact the Underlying ETFs' performance. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member's individual customers. As a result, assets deposited by the Underlying ETFs with any clearing member as margin for its options contracts may, in certain circumstances, be used to satisfy losses of other clients of the Underlying ETFs' clearing member. In addition, although clearing members guarantee performance of their clients' obligations to the clearing house, there is a risk that the assets of the Underlying ETFs might not be fully protected in the event of the clearing member's bankruptcy. The Underlying ETFs are also subject to the risk that a limited number of clearing members are willing to transact on the Underlying ETFs' behalf, which heightens the risks associated with a clearing member's default. If a clearing member defaults the Underlying ETFs could lose some or all of the benefits of a transaction entered into by the Underlying ETFs with the clearing member. The loss of a clearing member for the Underlying ETFs to transact with could result in increased transaction costs and other operational issues that could impede an Underlying ETF's ability to implement its investment strategy. If an Underlying ETF cannot find a clearing member to transact with on the Underlying ETF's behalf, the Underlying ETF may be unable to effectively implement its investment strategy.

•  Correlation Risk — Prior to the expiration date of any options held by the Underlying ETFs, the value of the options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Underlying ETF's valuation policy. Because a component of the options' value will be affected by, among other things, changes in the share prices of the Underlying ETPs and/or Bitcoin Index, changes in interest rates, changes in the actual and implied volatility of the of the Underlying ETPs and/or Bitcoin Index and bitcoin and the remaining time until the options expire, the value of the Underlying ETFs' options positions is not anticipated to increase or decrease at the same rate as the share price of the Underlying ETPs and/or Bitcoin Index, and it is possible they may move in different directions, and as a result, the Fund's NAV may not increase or decrease at the same rate as the share price of the Underlying ETPs and/or Bitcoin

PROSPECTUS | November 28, 2025

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

Index. If the assets held by the Underlying ETFs do not perform as expected, the Underlying ETFs may experience losses which may be significant. The Underlying ETFs' strategy is designed to produce the outcomes upon the expiration of the options on or before the last business day of the Outcome Period, and it should not be expected that the outcomes will be provided at any point other than the end of the Outcome Period. While the performance of the Underlying ETPs and/or Bitcoin Index is expected to be positively correlated to the performance of Spot bitcoin, it is possible that the performance of the Underlying ETPs and/or Bitcoin Index will not be so correlated, which could cause the Underlying ETFs to suffer losses.

•  Costs of Buying and Selling Fund Shares — Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

•  Counterparty Risk — Underlying ETF transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Underlying ETF. Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to an Underlying ETF and, in turn, the Fund. An Underlying ETF may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to listed options and FLEX Options. As a result, the ability of an Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF and, in turn, the Fund could suffer significant losses.

•  Derivatives Risk — Derivatives are instruments, such as options, futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counterparty risk, meaning that the party with whom the Fund enters into a derivative transaction may experience a significant credit event and/or may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•  Digital Assets Risk — Risk factors related to digital assets include:

-  The trading prices of many digital assets, including bitcoin, have experienced extreme volatility and may continue to do so. Extreme volatility in the future, including further declines in the trading prices of bitcoin, could have a material adverse effect on the value of the Underlying ETPs and/or Bitcoin Index and the Underlying ETPs and/or Bitcoin Index could lose all or substantially all of their value.

-  The value of the Underlying ETPs and/or Bitcoin Index are subject to a number of factors relating to the fundamental investment characteristics of bitcoin as a digital asset, including the fact that digital assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies such as the Bitcoin Blockchain.

-  Digital assets represent a new and rapidly evolving industry, and the value of the Underlying ETPs and/or Bitcoin Index depend on the acceptance of bitcoin.

-  Changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network's ability to grow and respond to challenges.

Risk factors related to digital asset markets include:

-  The value of the Underlying ETPs and/or Bitcoin Index relate to the value of bitcoins, the value of which may be highly volatile and subject to fluctuations due to a number of factors.

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

-  The BRRNY and similar pricing sources have a limited performance history, their rates price could fail to track the global bitcoin price, and a failure of the price could adversely affect the value of the Underlying ETPs and/or Bitcoin Index.

-  While the Fund's investment objective is to track the positive price return of the BRRNY in the manner described previously, the BRRNY is only one source of spot bitcoin pricing and it may not track to a generally accepted bitcoin price.

-  The indexes prices used to calculate the value of the Underlying ETPs' bitcoin may be volatile, adversely affecting the value of the Shares.

The value of the Underlying ETPs and/or Bitcoin Index relates directly to the value of bitcoin, the value of which may be highly volatile and subject to fluctuations due to a number of factors that could adversely affect the value of the Underlying ETPs and/or Bitcoin Index. Those factors include:

-  an increase in the global bitcoin supply or a decrease in global bitcoin demand;

-  market conditions of, and overall sentiment towards, the digital assets and blockchain technology industry;

-  the adoption of bitcoin as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of the open-source software protocol of the bitcoin network, and its ability to meet user demands;

-  manipulative trading activity on digital asset trading platforms, which, in many cases, are largely unregulated;

-  forks in the bitcoin network (a fork can introduce new security and operability risks to the original and the new networks, and may adversely impact confidence in the digital assets, and consequentially, their value);

-  investors' expectations with respect to interest rates, the rates of inflation of fiat currencies or bitcoin, and digital asset exchange rates;

-  consumer preferences and perceptions of bitcoin specifically and digital assets generally;

-  negative events, publicity, and social media coverage relating to the digital assets and blockchain technology industry;

-  fiat currency withdrawal and deposit policies on digital asset trading platforms;

-  the liquidity of digital asset markets and any increase or decrease in trading volume or market making on digital asset markets;

-  business failures, bankruptcies, hacking, fraud, crime, government investigations, or other negative developments affecting digital asset businesses, including digital asset trading platforms, or banks or other financial institutions and service providers which provide services to the digital assets industry; the use of leverage in digital asset markets, including the unwinding of positions, "margin calls", collateral liquidations and similar events;

-  investment and trading activities of large or active consumer and institutional users, speculators, miners, and investors in bitcoin;

-  an active derivatives market for bitcoin or for digital assets generally;

-  monetary policies of governments, legislation or regulation, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of bitcoin as a form of payment or the purchase of bitcoin on the digital asset markets;

-  global or regional political, economic or financial conditions, events and situations, or major public issues;

-  fees associated with processing a bitcoin transaction and the speed at which bitcoin transactions are settled;

-  the maintenance, troubleshooting, and development of the bitcoin network including by miners and developers worldwide;

-  the ability for the bitcoin network to attract and retain miners to secure and confirm transactions accurately and efficiently;

-  ongoing technological viability and security of the bitcoin network and bitcoin transactions, including vulnerabilities against hacks and scalability;

-  financial strength of market participants;

PROSPECTUS | November 28, 2025

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

-  the availability and cost of funding and capital;

-  the liquidity and credit risk of digital asset trading platforms;

-  interruptions in service from or closures or failures of major digital asset trading platforms or their banking partners, or outages or system failures affecting the bitcoin network;

-  decreased confidence in digital assets and digital assets trading platforms;

-  poor risk management or fraud by entities in the digital assets ecosystem;

-  increased competition from other forms of digital assets or payment services; and

-  the acquisitions or dispositions of bitcoin by one or more of the Underlying ETPs, since there is no limit on the number of bitcoin that the Underlying ETPs may acquire.

The trading prices of many digital assets, including bitcoin, have experienced extreme volatility and may continue to do so. Extreme volatility in the future, including declines in the trading prices of bitcoin, could have a material adverse effect on the value of the Underlying ETPs and/or Bitcoin Index. The digital asset markets may still be experiencing a bubble or may experience a bubble again in the future. The value of a bitcoin is subject to momentum pricing due to speculation regarding future appreciation in value rather than robust fundamental analysis, leading to greater volatility.

Digital assets represent a new and rapidly evolving industry, and the value of the Underlying ETPs and/or Bitcoin Index depends on the market acceptance of bitcoin. Digital asset networks, including the Bitcoin peer-to-peer network and associated blockchain ledger (the "Bitcoin Blockchain" and together the "bitcoin network"), and the software used to operate them are in the early stages of development. Given the recentness of the development of digital asset networks, digital assets may not function as intended and parties may be unwilling to use digital assets, which would dampen the growth, if any, of digital asset networks. Because bitcoin is a digital asset, the value of each of the Underlying ETPs' shares is subject to a number of factors relating to the fundamental investment characteristics of digital assets, including the fact that digital assets are bearer instruments and loss, theft, compromise, or destruction of the associated private keys could result in permanent loss of the asset. In addition, the Bitcoin Blockchain has experienced in the past, and may experience in the future, several quirks and unique events, including the first block of bitcoin being untradeable; a 2013 change in how transactions were processed leading to a temporary split in the blockchain; the blockchain experiencing small reorganizations due to network propagation issues or miner behavior; and the block subsidy halving in 2020 taking longer than expected due to slower block times.

Digital asset networks are dependent upon the internet. A disruption of the internet or a digital asset network, such as the bitcoin network, would affect the ability to transfer digital assets, including bitcoin, and, consequently, their value.

To the extent that any miners cease to record transactions that do not include the payment of a transaction fee in solved blocks or do not record a transaction because the transaction fee is too low, such transactions will not be recorded on the Bitcoin Blockchain until a block is mined by a miner who does not require the payment of transaction fees or is willing to accept a lower fee. Any widespread delays in the recording of transactions could result in a loss of confidence in a digital asset network.

If the digital asset award for mining blocks and transaction fees for recording transactions on the bitcoin network are not sufficiently high to incentivize miners, or if certain jurisdictions continue to limit mining activities, miners may cease expanding processing power to mine blocks, could demand high transaction fees or confirmations of transactions on the Bitcoin Blockchain could be slowed, each of which could negatively impact the value of bitcoin and the value of the Underlying ETPs and/or Bitcoin Index.

Digital asset mining operations can consume significant amounts of electricity, which may have a negative environmental impact and give rise to public opinion against allowing, or government regulations restricting, the use of electricity for mining operations. Additionally, miners may be forced to cease operations during an electricity shortage or power outage, or if electricity prices increase where the mining activities are performed.

The open-source structure of many digital asset network protocols, such as the protocol for the bitcoin network, means that developers and other contributors are generally not directly compensated for their contributions in maintaining and developing such protocols. A loose community referred to as the "core developers" and other contributors to the bitcoin network are

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

generally not directly compensated for their contributions in maintaining and developing the bitcoin network protocol. A failure to properly monitor and upgrade the bitcoin network protocol could damage the bitcoin network and the value of the Underlying ETPs and/or Bitcoin Index. Bitcoin is rewarded solely for mining activity and is not sold to raise capital for the Bitcoin network, and the bitcoin network protocol itself is made available for free rather than sold or made available subject to licensing or subscription fees and its use does not generate revenues for its development team. Consequently, there is a lack of financial incentive for developers to maintain or develop the bitcoin network and the core developers may lack the resources to adequately address emerging issues with the bitcoin network protocol. Although the bitcoin network is currently supported by the core developers, there can be no guarantee that such support will continue or be sufficient in the future. For example, the bitcoin network is maintained and developed largely on a GitHub resource section dedicated to bitcoin development, and there have been recent reports that the number of core developers who have the authority to make amendments to the bitcoin network's source code in the GitHub repository is relatively small, although there are believed to be a larger number of developers who contribute to the overall development of the source code of the bitcoin network. Alternatively, some developers may be funded by entities whose interests are at odds with other participants in the bitcoin network. In addition, a bad actor could also attempt to interfere with the operation of the bitcoin network by attempting to exercise a malign influence over a core developer. To the extent that material issues arise with the bitcoin network protocol and the core developers and open-source contributors are unable to address the issues adequately or in a timely manner, the bitcoin network and therefore the value of the Underlying ETPs and/or Bitcoin Index may be adversely affected.

The core developers can propose amendments to the bitcoin network's source code that, if accepted by miners and users, could alter the protocols and software of the bitcoin network and the properties of bitcoin. These alterations would occur through software upgrades, and could potentially include changes to the irreversibility of transactions and limitations on the mining of new bitcoin, which could undermine the appeal and market value of bitcoin. Alternatively, software upgrades and other changes to the protocols of the bitcoin network could fail to work as intended or could introduce bugs, security risks, or otherwise adversely affect, the speed, security, usability, or value of the bitcoin network or bitcoins. As a result, the bitcoin network could be subject to changes to its protocols and software in the future that may adversely affect the value of the Underlying ETPs and/or Bitcoin Index. The acceptance of software patches or upgrades by a significant, but not overwhelming, percentage of the users and miners in a digital asset network, such as the bitcoin network, could result in a "fork" in such network's blockchain, including the Bitcoin Blockchain, resulting in the operation of multiple separate networks. Even where amendments are approved by all or substantially all of the users and miners of bitcoin network, those amendments to the protocols and software could adversely affect the value of the Underlying ETPs and/or Bitcoin Index. The Bitcoin Blockchain has experienced forks previously.

The governance of decentralized networks, such as the bitcoin network, is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of any particular decentralized digital asset network, which may stymie such network's utility and ability to grow and face challenges. As a result, there may be a lack of consensus or clarity on the governance of the bitcoin network, which may stymie the bitcoin network's utility and ability to grow and face challenges. In particular, it may be difficult to find solutions or martial sufficient effort to overcome any future problems on the bitcoin network, especially long-term problems. Further, changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network's ability to grow and respond to challenges. The foregoing notwithstanding, the protocols for some decentralized networks, such as the bitcoin network, are informally managed by a group of core developers that propose amendments to the relevant network's source code. Core developers' roles evolve over time, largely based on self-determined participation. As a result of the foregoing, it may be difficult to find solutions or marshal sufficient effort to overcome any future problems, especially long-term problems, on digital asset networks. If a significant majority of users and miners adopt amendments to a decentralized network based on the proposals of such core developers, such network will be subject to new protocols that may adversely affect the value of the relevant digital asset.

The Underlying ETPs are not actively managed and will not have any formal strategy relating to the development of the bitcoin network.

PROSPECTUS | November 28, 2025

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

Moreover, in the past, flaws in the source code for digital assets have been exposed and exploited, including flaws that disabled some functionality for users, exposed users' personal information and/or resulted in the theft of users' digital assets. The cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the bitcoin network or take the Underlying ETPs' bitcoin, which would adversely affect the value of the Underlying ETPs shares. Moreover, functionality of the bitcoin network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for bitcoin. Even if another digital asset other than bitcoin were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of the Underlying ETPs and/or Bitcoin Index.

All networked systems are vulnerable to various kinds of attacks. As with any computer network, the bitcoin network contains certain flaws. For example, the bitcoin network is currently vulnerable to a "51% attack" where, if a miner or mining pool were to gain control of more than 50% of the hash rate for a bitcoin network, it would be able to prevent new transactions from being confirmed, and reverse new transactions that are completed while they are in control of the network, effectively enabling them to double-spend their bitcoins. In addition, many digital asset networks have been subjected to a number of denial-of-service attacks, which has led to temporary delays in block creation and in the transfer of bitcoin. Any similar attacks on the bitcoin network that impact the ability to transfer bitcoin could have a material adverse effect on the price of bitcoin and the value of the Fund Shares.

Bitcoin has only recently become selectively accepted as a means of payment by retail and commercial outlets, and use of bitcoin by consumers to pay such retail and commercial outlets remains limited. Banks and other established financial institutions may refuse to process funds for bitcoin transactions, process wire transfers to or from digital asset trading platforms, bitcoin-related companies or service providers or maintain accounts for persons or entities transacting in bitcoin. As a result, the price of bitcoin may be influenced to a significant extent by speculators and miners, thus contributing to price volatility that makes retailers less likely to accept it as a form of payment in the future. Volatility in the price of digital assets may dampen liquidity in the market and damage the public perception of digital assets generally or any one digital asset in particular, such as bitcoin, and their or its utility as a payment system, which could decrease the price of digital assets generally or individually. Further, the lack of availability of banking services could prevent the Underlying ETPs from being able to complete creations and redemptions of Baskets, the timely liquidation of bitcoin and withdrawal of assets from the custodians on behalf of the respective Underlying ETPs, even if the Underlying ETPs' sponsors determined that such liquidation was appropriate or suitable, or otherwise disrupt the Underlying ETPs' operations.

Certain privacy-preserving features have been or are expected to be introduced to digital asset networks, such as the bitcoin network, and platforms or businesses that facilitate transactions in bitcoin may be at an increased risk of criminal or civil lawsuits, or of having banking services cut off, if there is a concern that these features interfere with the performance of anti-money laundering duties and economic sanctions checks or facilitate illicit financing or crime.

Users, developers and miners may otherwise switch to or adopt certain digital assets at the expense of their engagement with other digital asset networks, which may negatively impact those networks, including the bitcoin network. Competition from the emergence or growth of other digital assets or methods of investing in bitcoin could have a negative impact on the price of bitcoin and adversely affect the value of the Fund Shares.

Many digital asset networks, including the bitcoin network, face significant scaling challenges due to the fact that public blockchains generally face a tradeoff between security and scalability. One means through which public blockchains achieve security is decentralization, meaning that no intermediary is responsible for securing and maintaining these systems. For example, a greater degree of decentralization generally means a given digital asset network is less susceptible to manipulation or capture. A digital asset network may be limited in the number of transactions it can process by the capabilities of each single fully participating node. Attempts to increase the volume of transactions may not be effective, and such upgrades may fail, resulting in potentially irreparable damage to the bitcoin network and to the value of bitcoin.

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

If corresponding increases in network throughput lag behind growth in the use of digital asset networks, average fees and settlement times may increase considerably. For example, the bitcoin network has been, at times, at capacity, which has led to increased transaction fees. Since January 1, 2019, bitcoin transaction fees have increased from $0.18 per-bitcoin transaction, on average, to a high of $60.95 per transaction, on average, on April 20, 2021. As of December 31, 2023, bitcoin transaction fees were $4.45 per transaction, on average, over a one-year trailing basis. Increased fees and decreased settlement speeds could preclude certain uses for bitcoin (e.g., micropayments), and could reduce demand for, and the price of, bitcoin, which could adversely impact the value of the Underlying ETPs and/or Bitcoin Index. In May 2023, events related to the adoption of ordinals, which are a means of inscribing digital content on the Bitcoin Blockchain, caused transaction fees to temporarily spike above $30 per transaction.

There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of the bitcoin network transactions will be effective, or how long these mechanisms will take to become effective, which could cause the bitcoin network to not adequately resolve scaling challenges and adversely impact the adoption of bitcoin as a medium of exchange and the value of the Underlying ETPs and/or Bitcoin Index.

Digital assets may have concentrated ownership — large holders referred to as "whales" — and large sales or distributions by holders of such digital assets could have an adverse effect on the market price of such digital assets. Given the large amount of bitcoin they hold, these holders have the ability to manipulate the price of bitcoin.

The largest bitcoin wallets are believed to hold, in aggregate, a significant percentage of the bitcoins in circulation. Moreover, it is possible that other persons or entities control multiple wallets that collectively hold a significant number of bitcoins, even if they individually only hold a small amount, and it is possible that some of these wallets are controlled by the same person or entity. As a result of this concentration of ownership, large sales or distributions by such holders could have an adverse effect on the market price of bitcoin.

The indexes utilized by the Underlying ETPs have a limited performance history, the index price could fail to track the global bitcoin price, and a failure of the index price could adversely affect the value of the Underlying ETPs' shares.

The index prices used by the respective Underlying ETPs to calculate the value of the Underlying ETPs' bitcoin may be volatile, adversely affecting the value of the Underlying ETPs' shares. Because the Underlying ETPs hold only bitcoin and cash, an investment in the Underlying ETPs may be more volatile than an investment in a more broadly diversified portfolio. Accordingly, the Underlying ETPs' net asset values may be more volatile than another investment vehicle with a more broadly diversified portfolio and may fluctuate substantially over short or long periods of time. Fluctuations in the price of bitcoin are expected to have a direct impact on the value of the Underlying ETPs' shares.

Digital asset trading platforms are relatively new and, in some cases, unlicensed, unregulated, operate without extensive supervision by governmental authorities. Many operate outside the United States and may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions, may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators. As a result, trading activity on or reported by these digital asset trading platforms is generally significantly less regulated than trading in regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues.

Furthermore, while many prominent digital asset trading platforms provide the public with significant information regarding their ownership structure, management teams, corporate practices, cybersecurity and regulatory compliance, many digital asset trading platforms do not provide this information. Digital asset trading platforms may not be subject to, or may not be operating in compliance with, regulation in a similar manner as other regulated trading platforms, such as national securities exchanges or designated contract markets. As a result, the marketplace may lose confidence in digital asset trading platforms, including prominent platforms that handle a significant volume of bitcoin trading. Digital asset trading platforms are subject to enforcement actions by regulatory authorities and may be operating out of compliance with regulation.

The bitcoin market globally and in the United States is not subject to comparable regulatory guardrails as exist in regulated securities markets. Furthermore, many bitcoin trading venues lack certain safeguards put in place by exchanges for more

PROSPECTUS | November 28, 2025

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

traditional assets to enhance the stability of trading on the exchanges and prevent "flash crashes," such as limit-down circuit breakers. As a result, the prices of bitcoin on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Tools to detect and deter fraudulent or manipulative trading activities such as market manipulation, front-running of trades, and wash-trading may not be available to or employed by digital asset trading platforms, or may not exist at all. The SEC has identified possible sources of fraud and manipulation in the bitcoin market generally, including, among others: (1) "wash trading"; (2) persons with a dominant position in bitcoin manipulating bitcoin pricing; (3) hacking of the bitcoin network and trading platforms; (4) malicious control of the bitcoin network; (5) trading based on material, non-public information (for example, plans of market participants to significantly increase or decrease their holdings in bitcoin, new sources of demand for bitcoin) or based on the dissemination of false and misleading information; (6) manipulative activity involving purported "stablecoins," including Tether (the price of bitcoin may be affected due to stablecoins (including Tether and U.S. Dollar Coin (USDC)), the activities of stablecoin issuers and their regulatory treatment); and (7) fraud and manipulation at bitcoin trading platforms. The effect of potential market manipulation, front-running, wash-trading, and other fraudulent or manipulative trading practices may inflate the volumes actually present in crypto market and/or cause distortions in price, which could adversely affect the value of the Underlying ETPs and/or Bitcoin Index and cause losses to the Fund.

As digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, OCC, CFTC, FINRA, CFPB, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS and state financial institution regulators) have been examining the operations of digital asset networks, digital asset users and the digital asset trading platform markets, with particular focus on the extent to which digital assets can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises and the safety and soundness of exchanges or other service-providers that hold digital assets for users. Many of these state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, federal and state agencies, and other countries have issued rules or guidance about the treatment of digital asset transactions or requirements for businesses engaged in digital asset activity. However, no U.S. federal or state agency exercises comprehensive supervisory jurisdiction over global or domestic markets for bitcoin.

U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity. The U.S. Treasury Department has expressed concern regarding digital assets' potential to be used to fund illicit activities and may seek to implement new regulations governing digital asset activities to address these concerns. Digital asset markets in the United States exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of bitcoin or the Fund Shares, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of bitcoins, mining activity, digital wallets, the provision of services related to trading and custodying bitcoin, the operation of the bitcoin network, or the digital asset markets generally.

Various foreign jurisdictions have, and may continue to, in the near future, adopt laws, regulations or directives that may affect the bitcoin network, digital asset trading platforms, and their users, particularly digital asset trading platforms and service providers that fall within such jurisdictions' regulatory scope. There remains significant uncertainty regarding foreign governments' future actions with respect to the regulation of digital assets and digital asset trading platforms. Such laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of bitcoin by users, merchants and service providers outside the United States and may therefore impede the growth or sustainability of the bitcoin economy in their jurisdictions or globally, or otherwise negatively affect the value of bitcoin. The effect of any future regulatory change on the Underlying ETPs and/or Bitcoin Index or on bitcoin is impossible to predict, but such change could be substantial and adverse to the Underlying ETPs and/or Bitcoin Index and the value of the Fund Shares.

Competition from central bank digital currencies ("CBDCs") and emerging payments initiatives involving financial institutions could adversely affect the value of bitcoins and other digital assets.

In addition, over the past several years, some digital asset trading platforms have been closed due to fraud and manipulative activity, business failure or security breaches. In many of these instances, the customers of such digital asset trading platforms were not compensated or made whole for the partial or complete losses of their account balances in such digital asset trading

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

platforms. While, generally speaking, smaller digital asset trading platforms are less likely to have the infrastructure and capitalization that make larger digital asset trading platforms more stable, larger digital asset trading platforms are more likely to be appealing targets for hackers and malware and their shortcomings or ultimate failures are more likely to have contagion effects on the digital asset ecosystem, and therefore may be more likely to be targets of regulatory enforcement action.

•  Risks Associated with the Index — General — The failure of the respective Index methodology to measure the actual value of bitcoin could have an adverse effect on the Underlying ETPs and/or Bitcoin Index. In addition, the value of bitcoin as calculated by the Index methodology may differ from the value of bitcoin calculated by other methodologies and the price of bitcoin on any single spot market.

The Underlying ETPs and/or Bitcoin Index may not achieve the desired degree of correlation between their performance and that of their respective Index and thus may not achieve their investment objective. With respect to the Underlying ETPs, the difference in performance may be due to factors such as fees, transaction costs, redemptions of, and subscriptions for, an Underlying ETP's shares, pricing differences, differences in the timing of the addition or removal of constituent exchanges underlying the Index used by the Underlying ETP to determine its NAV or the cost to the Underlying ETPs of complying with various new or existing regulatory requirements.

Digital Assets Risks — Risks Associated with the Indices — Underlying ETPs —

A.  IBIT

The Index used by IBIT to determine the net asset value of the iShares Bitcoin Trust ETF on each Business Day is based on the value of bitcoin as reflected by the index was developed by the CF Benchmarks Ltd., the "Index Administrator". The Index Administrator has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the IBIT's NAV. Any such changes could affect the present, past and expected levels of the Index and could adversely affect performance of the Index. The Index Administrator does not have any obligation to take the needs of the IBIT fund, the IBIT fund's shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. By investing in IBIT, shareholders will have no rights against the Index Administrator or any other persons that have discretion over the Index, even though these entities administer, oversee and determine the Index.

Furthermore, because the number of digital asset trading platforms is limited, the Index will necessarily be comprised of a limited number of digital asset trading platforms. If a digital asset trading platform were subjected to regulatory, volatility or other pricing issues, the Index Administrator would have limited ability to remove such digital asset trading platform from the Index, which could skew the price of bitcoin as represented by the Index. Trading on a limited number of digital asset trading platforms may result in less favorable prices and decreased liquidity of bitcoin and, therefore, could have an adverse effect on the value of IBIT's shares.

B.  BTC

The Index used to price the shares of BTC is the CoinDesk Bitcoin Price Index (XBX) (the "Index") developed by CoinDesk indices, Inc. (the "Index Provider"). The Index is a U.S. dollar-denominated composite reference rate for the price of Bitcoin. The Index is designed to (1) mitigate the effects of fraud, manipulation and other anomalous trading activity from impacting the Bitcoin reference rate, (2) provide a real-time, volume-weighted fair value of Bitcoin and (3) appropriately handle and adjust for non-market related events. The Index Provider formally re-evaluates the weighting algorithm quarterly, but maintains discretion to change the way in which an Index Price is calculated based on its periodic review or in extreme circumstances. The exact methodology to calculate the Index Price is not publicly available. The Index is designed to limit exposure to trading or price distortion of any individual Digital Asset Trading Platform that experiences periods of unusual activity or limited liquidity by discounting, in real-time, anomalous price movements at individual Digital Asset Trading Platforms. The Digital Asset Trading Platforms that are included in the Index (the Constituent Trading Platforms) are selected by the Index Provider utilizing a methodology that is guided by the International Organization of Securities Commissions ("IOSCO") principles for financial benchmarks. For an exchange to become a Constituent Trading Platform, it must satisfy the Inclusion Criteria described in this prospectus, as may be updated by the Index Provider from time to time.

PROSPECTUS | November 28, 2025

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

The Index has a limited history and the Index Price is a composite reference rate calculated using trading price data from various Digital Asset Trading Platforms chosen by the Index Provider. The Index Provider may remove or add Digital Asset Trading Platforms to the Index in the future at its discretion. Although the Index is designed to accurately capture the market price of Bitcoin, third parties may be able to purchase and sell Bitcoin on public or private markets not included among the constituent Digital Asset Trading Platforms of the Index, and such transactions may take place at prices materially higher or lower than the Index Price. Moreover, there may be variances in the prices of Bitcoin on the various Digital Asset Trading Platforms, including as a result of differences in fee structures or administrative procedures on different Digital Asset Trading Platforms. The price of Bitcoin on public Digital Asset Trading Platforms has a limited history, and during this history, Bitcoin prices on the Digital Asset Markets more generally, and on Digital Asset Trading Platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. While the Index is designed to limit exposure to the interruption of individual Digital Asset Trading Platforms, the Index Price, and the price of Bitcoin generally, remains subject to volatility experienced by Digital Asset Trading Platforms, and such volatility could adversely affect the value of the Shares. Furthermore, because the number of Digital Asset Trading Platforms is limited, the Index will necessarily be comprised of a limited number of Digital Asset Trading Platforms. If a Digital Asset Trading Platform were subjected to regulatory, volatility or other pricing issues, the Index Provider would have limited ability to remove such Digital Asset Trading Platform from the Index, which could skew the price of Bitcoin as represented by the Index. Trading on a limited number of Digital Asset Trading Platforms may result in less favorable prices and decreased liquidity of Bitcoin and, therefore, could have an adverse effect on the value of the Shares.

C.  BITB

BITB will establish its net asset value with reference to the CME CF Bitcoin Reference Rate — New York Variant ("BRRNY") which is a standardized reference rate published by CF Benchmarks Ltd. (the "Benchmark Provider") that is designed to reflect the performance of bitcoin in U.S. dollars. The BRRNY is calculated by the Benchmark Provider based on an aggregation of executed trade flow of major bitcoin trading platforms ("Constituent Platforms"). The BRRNY currently uses substantially the same methodology as the CME CF Bitcoin Reference Rate ("BRR"), including utilizing the same six Constituent Platforms, which is the underlying rate to determine settlement of Chicago Mercantile Exchange ("CME") bitcoin futures contracts, except that the BRRNY is calculated as of 4:00 p.m. Eastern time, whereas the BRR is calculated as of 4:00 p.m. London time.

The BRRNY and the BRR have a limited history and their value is an average composite reference rate calculated using volume-weighted trading price data from the Constituent Platforms. A longer history of actual performance through various economic and market conditions would provide greater and more reliable information for an investor to assess BRRNY's performance. The Benchmark Provider has substantial discretion at any time to change the methodology used to calculate the BRRNY, including the Constituent Platforms that contribute prices to the Bitwise Bitcoin Trust's NAV. The Benchmark Provider does not have any obligation to take the needs of the Bitwise Bitcoin Trust, the Shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the BRRNY will appropriately track the price of bitcoin in the future. Neither the CME Group nor the Benchmark Provider has any obligation to take the needs of the Bitwise Bitcoin Trust or the Shareholders into consideration in determining, composing, or calculating the BRRNY or in the selection of the Constituent Platforms used. The Constituent Platforms are chosen by the Benchmark Provider, under the oversight of the CME CF Cryptocurrency Pricing Products Oversight Committee. Although the BRRNY is intended to accurately capture the market price of bitcoin, third parties may be able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms, and such transactions may take place at prices materially higher or lower than the BRRNY price. The pricing sources (Constituent Platforms) used by the BRRNY are digital asset trading venues that facilitate the buying and selling of bitcoin and other digital assets.

Although many pricing sources refer to themselves as "exchanges," they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. These circumstances could affect the price of bitcoin used in BRRNY calculations and, therefore, could adversely affect the bitcoin price as reflected by the BRRNY.

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

The BRRNY is based on various inputs which may include price data from various third-party digital asset trading platforms. Neither the CME Group nor the Benchmark Provider guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source. BITB utilizes the BRRNY to establish its NAV and NAV per Share. In the event that the BRRNY is incorrectly calculated, is not timely calculated or changes its calculation methodology in the future, such an occurrence may adversely impact an investment in the Shares or the Bitwise Bitcoin Trust's operations. The CME Bitcoin Real Time Price also has a limited history and shares some of the same structural and methodological features and risks as the BRRNY. The Bitwise Bitcoin Trust utilizes the CME Bitcoin Real Time Price to establish its Indicative Trust Value ("ITV"). The ITV is intended to provide additional information not otherwise available to the public that may be useful to investors and market professionals in connection with the trading of the Shares on the Exchange. It is calculated by using the prior day's holdings at close of business and the most recently reported price level of the CME Bitcoin Real Time Price. While investors are capable of assessing the intra-day movement of the price of the Shares and the bitcoin market price of bitcoin, Shareholders may use the ITV as a data point in their assessment of the value of the Shares. In the event that the CME Bitcoin Real Time Price is incorrectly calculated, is not timely calculated or changes its calculation methodology in the future, such an occurrence may adversely impact the utility of the ITV to Shareholders. Although the BRRNY and CME Bitcoin Real Time Price are designed to accurately capture the market price of bitcoin, third parties may be able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms of the BRRNY and CME Bitcoin Real Time Price, and such transactions may take place at prices materially higher or lower than the level of the BRRNY used to establish the NAV. To the extent such prices differ materially from the level of the BRRNY used to establish the NAV, investors may lose confidence in the Shares' ability to track the market price of bitcoin, which could adversely affect an investment in the Shares.

The Sponsor, in its sole discretion, may cause the Bitwise Bitcoin Trust to price its portfolio based upon an index, benchmark or standard other than the BRRNY at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index, benchmark or standard better aligns with the Bitwise Bitcoin Trust's investment objective and strategy. The Sponsor may make this decision for a number of reasons, including, but not limited to, a determination that the BRRNY price of bitcoin differs materially from the global market price of bitcoin and/or that third parties are able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms, and such transactions may take place at prices materially higher or lower than the BRRNY price. The Sponsor, however, is under no obligation whatsoever to make such changes in any circumstance. The Constituent Platforms have changed over time.

The price of bitcoin on public digital asset trading platforms has a limited history, and during this history, bitcoin prices on the digital asset markets more generally, and on digital asset trading platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. While the BRRNY is designed to limit exposure to the interruption of individual digital asset trading platforms, the BRRNY price, and the price of bitcoin generally, remains subject to volatility experienced by digital asset exchanges, and such volatility could adversely affect the value of the Shares. Furthermore, because the number of liquid and credible digital asset trading platforms is limited, the BRRNY will necessarily be composed of a limited number of digital asset trading platforms. If a digital asset trading platform were subjected to regulatory, volatility or other pricing issues, the Benchmark Provider would have limited ability to remove such digital asset trading platform from the BRRNY, which could skew the price of bitcoin as represented by the BRRNY. Trading on a limited number of digital asset trading platforms may result in less favorable prices and decreased liquidity of bitcoin and, therefore, could have an adverse effect on the value of the Shares.

D.  FBTC

The Fidelity Wise Origin Bitcoin Fund seeks to track the performance of bitcoin, as measured by the performance of the Fidelity Bitcoin Reference Rate (the "Index"), adjusted for the Fidelity Wise Origin Bitcoin Fund's expenses and other liabilities. The Fidelity Bitcoin Reference Rate is designed to reflect the performance of bitcoin in U.S. dollars. The Index is constructed using bitcoin price feeds from eligible bitcoin spot markets and the volume-weighted median price ("VWMP") methodology, calculated every 15 seconds based on VWMP spot market data over rolling sixty-minute increments to develop a bitcoin price composite. The Index methodology was developed by Fidelity Product Services LLC (the "Index Provider") and is monitored by the Fidelity Index Committee (the "Committee") with the assistance of the Fidelity Digital Asset Indices Advisory Committee. Coin Metrics, Inc. is the third-party calculation agent ("Calculation Agent") for the Index.

PROSPECTUS | November 28, 2025

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

The Index was developed by an affiliate of the Sponsor, the Index Provider. The Index Provider has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the Fidelity Wise Origin Bitcoin Fund's NAV. Any such changes could affect the present, past and expected levels of the Index and could adversely affect performance of the Index. The Index Provider does not have any obligation to take the needs of the Fidelity Wise Origin Bitcoin Fund, the Fidelity Wise Origin Bitcoin Fund's shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. The Index Provider has no obligation to take the needs of the Fidelity Wise Origin Bitcoin Fund or the Shareholders into consideration in determining, composing, or calculating the Index. By investing in the Fidelity Wise Origin Bitcoin Fund, shareholders will have no rights against the Index Provider or any other persons that have discretion over the Index, even though these entities administer, oversee and determine the Index.

Pricing sources used by the Index are digital asset spot markets that facilitate the buying and selling of bitcoin and other digital assets. Although many pricing sources refer to themselves as "exchanges," they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. For example, on June 5, 2023, the SEC filed lawsuits against cryptocurrency exchanges Coinbase and Binance alleging, among other things, their operation of an unlicensed securities exchange. Such circumstances could affect the price of bitcoin used in Index calculations and, therefore, could adversely affect the level of the Index.

The Index is based on various inputs which include price data from various third-party bitcoin spot markets. The Index Provider does not guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source.

The Sponsor, in its sole discretion, may cause FBTC to track (or price its portfolio based upon) an index or standard other than the Index at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index or standard better reflects the price of bitcoin. The Sponsor, however, is under no obligation whatsoever to make such changes in any circumstance.

Using a VWMP methodology and price feeds from eligible bitcoin spot markets, the Index intends to represent the U.S. dollar value of one bitcoin every 15 seconds based on VWMP spot market data over rolling sixty-minute increments. As such, the VWMP methodology used to determine the NAV may not be reflective of market events and other developments that occur after its pricing window and thus this methodology may not be reflective of the then-available market price of bitcoin in periods between its calculation. Additionally, as the methodology references a median price, it may not reflect the price of bitcoin available for the Fidelity Wise Origin Bitcoin Fund to transact on any single spot market. The Sponsor does not intend, and disclaims any obligation, to determine whether the methodology used to determine the level of the Index accurately reflects the value of bitcoin or the price at which market transactions in bitcoin could be readily effected at any given time.

E.  ARKB

ARKB investment objective is to track the performance of bitcoin as measured by the performance of the CME CF Bitcoin Reference Rate — New York Variant (the "Index"), adjusted for the ARK 21Shares Bitcoin ETF's expenses and other liabilities. The Index is calculated by CF Benchmarks Ltd. (the "Index Provider") based on an aggregation of executed trade flow of major bitcoin spot exchanges. The Index is designed to reflect the performance of bitcoin in U.S. dollars. The Index currently uses substantially the same methodology as the CME CF Bitcoin Reference Rate ("BRR"), including utilizing the same six bitcoin exchanges, which is the underlying rate to determine settlement of CME bitcoin futures contracts, except that the Index is calculated as of 4:00 p.m. Eastern time, whereas the BRR is calculated as of 4:00 p.m. London time. The Shares of the ARK 21Shares Bitcoin ETF are valued daily based on the Index.

The Index was developed by the Index Provider and has a limited performance history. Although the Index is based on materially the same methodology (except calculation time) as the Index Provider's BRR, which was first introduced in November 2016, the Index itself has only been in operation since February 2022, and the Index has only featured its current roster of Constituent Exchanges since May 2022. A longer history of actual performance through various economic and market

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

conditions would provide greater and more reliable information for an investor to assess the Index's performance. The Index Provider has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the ARK 21Shares Bitcoin ETF's NAV. The Index Provider does not have any obligation to take the needs of the ARK 21Shares Bitcoin ETF, the ARK 21Shares Bitcoin ETF's Shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. The Index Provider has no obligation to take the needs of the ARK 21Shares Bitcoin ETF or the Shareholders into consideration in determining, composing, or calculating the Index.

Pricing sources used by the Index are digital asset spot markets that facilitate the buying and selling of bitcoin and other digital assets. Although many pricing sources refer to themselves as "exchanges," they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. These circumstances could affect the price of bitcoin used in Index calculations and, therefore, could adversely affect the bitcoin price as reflected by the Index.

The Index is based on various inputs which include price data from various third-party bitcoin spot markets. The Index Provider does not guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source.

The Sponsor, in its sole discretion, may cause the ARK 21Shares Bitcoin ETF to track (or price its portfolio based upon) an index or standard other than the Index at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index or standard better aligns with the ARK 21Shares Bitcoin ETF's investment objective and strategy.

•  Equity Securities Risk — The securities markets are volatile, and the market prices of the Underlying ETPs' securities may decline generally. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. If the market prices of the securities owned by the Underlying ETPs fall, the value of your investment in the Fund will decline.

•  FLEX Options Risk — Trading FLEX Options involves risks different from, and possibly greater than, the risks associated with investing directly in securities or in other types of options. FLEX Options, like other listed options, are traded on the U.S. options markets and are issued by OCC. However, unlike other options, the terms of FLEX Options are not all standardized. When a FLEX Option is purchased and sold in an opening transaction, the parties to the transaction have the flexibility, within limitations set forth in the rules of the options market on which the transaction occurs, to fix certain of the option's terms. The flexibility to fix certain terms is what makes FLEX Options different from other types of options. Because many of the terms of FLEX Options are not standardized, it is less likely that there will be an active secondary market in which holders and writers of such options will be able to close out their positions by offsetting sales and purchases. Because FLEX Options have variable terms that are fixed by the parties, there are no pre-established series of FLEX Options. Rather, any different series of FLEX Options may be created and outstanding at any given time as a result of the various designations of variable terms that are made in different transactions. Secondary trading interest in FLEX Options may therefore be spread over a larger number of series than the trading interest in other options, the trading interest in any particular series of FLEX Options may be very limited, the secondary markets in FLEX Options may be less deep, liquid and continuous than the markets in other options on the same underlying interests, and the premiums for FLEX Options may not correlate with premiums for such other options. In the event that trading in the FLEX Options is limited or absent, the value of the Underlying ETFs' FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Underlying ETFs Shares and result in the Underlying ETFs being unable to achieve their investment objective. Less liquidity in the trading of the Underlying ETFs' FLEX Options could have an impact on the prices paid or received by the Underlying ETFs for the FLEX Options in connection with creations and redemptions of the Underlying ETFs' Shares. Depending on the nature of this impact to pricing, the Underlying ETFs may

PROSPECTUS | November 28, 2025

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Underlying ETFs and whether the Underlying ETFs can satisfy their investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. The Underlying ETFs also are subject to the risk that the OCC will become insolvent or otherwise be unable to meet its obligations, which could cause the Underlying ETFs to suffer losses which may be significant.

The Underlying ETFs may not experience substantial upside participation from specific FLEX Option positions and certain FLEX Option positions may expire worthless.

OCC may base its calculations of the margin requirements for positions in a series of FLEX Options on an estimate derived from data and factors OCC deems pertinent in respect of quotations and transactions in that options series and in other options series. Alternatively, OCC may fix such margin requirements at a level it deems necessary to protect the respective interests of OCC, the clearing members and the public. As a result, the Underlying ETFs' margin requirements for positions in FLEX Options may differ from — and may be significantly greater than — the margin requirements applicable to similar positions in other options on the same underlying interest.

•  FLEX Options Valuation Risk — It is expected that the FLEX Options held by the Underlying ETFs typically will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as Spot bitcoin (although they generally move in the same direction). The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of Spot bitcoin, such as changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of Spot bitcoin and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Underlying ETFs, the ability of the Underlying ETFs to value the FLEX Options becomes more difficult and the judgment of the Underlying ETFs' investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Underlying ETFs' holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Underlying ETFs to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser's judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Underlying ETFs.

•  Floor Risk — Each Underlying ETF will be subject to the first 20% of the negative price return of Spot bitcoin, and there can be no guarantee that each Underlying ETF will be successful in their strategy to limit the losses in excess of the first 20% experienced by the Underlying ETPs and/or Bitcoin Index during a Target Outcome Period. In addition, the Underlying ETFs' NAV may not change significantly when the share price of the Underlying ETPs and/or Bitcoin Index is materially below the Floor. If the Target Outcome Period has begun and the Underlying ETP's share price has decreased in value by more than 20%, the Fund purchasing or selling shares at that time may not benefit from subsequent gains in the share price of the Underlying ETPs and/or Bitcoin Index until the Floor is reached and exceeded again (i.e., the share price of the Underlying ETPs and/or Bitcoin Index has recovered to a loss of only 20% from the start of the Target Outcome Period). Because the Fund will typically buy an Underlying ETF on days other than the first day of the Underlying ETF's respective Target Outcome Period and sell an Underlying ETF on days other than the last day of its respective Target Outcome Period, it is not likely that the Fund will realize the stated Target Outcome of the Underlying ETF (i.e., there may be no ability for the Fund — and therefore the Fund's shareholders — to experience an investment gain on its shares if the Underlying ETF has risen in value to a level near or at its respective cap). Additionally, because the Fund will hold the Underlying ETFs, the Fund may purchase shares of one or more Underlying ETFs that are near or at their cap or without the protection provided by the Underlying ETF's Floor.

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

•  Box Spread Risk — If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract's expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset's price movement. Furthermore, the Box Spread's value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. Each Underlying ETF's ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Underlying ETF at competitive prices. If the Box Spread does not perform as intended, the Underlying ETF could have exposure to the underlying reference asset of the options comprising the Box Spread, which is expected to be the SPY or SPX. In such a scenario, the Underlying ETF would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

•  Fund-of-Funds Risk — Shareholders of the Fund will experience investment returns that are different than the investment returns provided by an Underlying ETF. The Fund does not itself pursue a defined outcome strategy, nor does the Fund itself provide downside protection against Spot bitcoin losses. Because the Fund will typically not purchase an Underlying ETF on the first day of a Target Outcome Period, it is not likely that the stated outcome of the Underlying ETF will be realized by the Fund. The Fund will be continuously exposed to the investment profiles of each of the Underlying ETFs during their respective Target Outcome Periods. The Fund, with its aggregate exposure to each of the Underlying ETFs, may have investment returns that are inferior to that of any single Underlying ETF or group of Underlying ETFs over any given time period. In between the semi-annual rebalancing, because the Fund is not equally weighted on a continuous basis, the Fund may be exposed to one or more Underlying ETFs disproportionately when compared to other Underlying ETFs. In such circumstances, the Fund will be subject to the over-weighted performance of such Underlying ETF. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF's expenses, subjecting Fund shareholders to duplicative expenses.

•  Interest Rate Risk — Interest rate risk is the risk that the value of the debt securities in the Underlying ETFs' portfolios will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security's expected principal and interest payments. Prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

•  Investment in a Subsidiary — As determined necessary or advisable by the Underlying ETFs, the Underlying ETFs may invest a portion of their assets in a wholly-owned subsidiary (a "Subsidiary"), organized under the laws of the Cayman Islands.

Investment in the Subsidiary is expected to provide the Underlying ETFs with exposure to Spot bitcoin within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and Internal Revenue Service ("IRS") guidance. The Subsidiary may invest primarily in derivative instruments, including options on the Underlying ETPs and/or Bitcoin Index. The Underlying ETFs do not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets other than entities wholly owned or majority-owned by the Underlying ETFs. To the extent that Underlying ETFs invest in the Subsidiary, the Underlying ETFs may be subject to the risks associated with the above-mentioned derivative instruments and other securities, which are discussed elsewhere herein and the SAI. To comply with the asset diversification test applicable to a RIC (discussed elsewhere in this prospectus), the Underlying ETFs intend to limit their investments in such Subsidiary to 25% of the respective Underlying ETF's total assets at the end of each taxable quarter.

Although the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in each Underlying ETFs' Prospectus and Statement of Additional Information, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. The Board of Trustees, however, has oversight responsibility for the investment activities of each Underlying ETFs, including its investment in its respective subsidiary. In

PROSPECTUS | November 28, 2025

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

addition, each Underlying ETF is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of a Subsidiary will be sold or offered to other investors.

The Underlying ETFs will treat a Subsidiary's assets as assets of the respective Underlying ETFs for purposes of determining compliance with various provisions of the 1940 Act applicable to the Underlying ETFs, including those relating to investment policies for purposes of Section 8, capital structure so that the Underlying ETFs treat the debt of the Subsidiary as their own for purposes of Sections 18, and affiliated transactions and custody for purposes of Sections 17. The Adviser to the Subsidiary complies with the provisions of Section 15 of the 1940 Act as an investment adviser to the Underlying ETFs, as defined in Section 2(a)(20) of the 1940 Act. Each of the Underlying ETFs' Subsidiary and its board agree to designate an agent for service of process in the United States. Each Underlying ETFs' Subsidiary's custodian is State Street Bank and Trust Company.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Underlying ETFs and/or a Subsidiary to operate as described in the Underlying ETFs' Prospectus and Statement of Additional Information and could negatively affect the Underlying ETFs and its shareholders.

The Adviser also serves as the investment adviser to the Subsidiary but will not receive separate compensation for services provided to the Subsidiary.

•  Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Underlying ETFs' investments in illiquid securities may reduce the returns of the Underlying ETFs because they may be unable to sell the illiquid securities at an advantageous time or price.

•  Liquidity Risk — FLEX Options — In the event that trading in the underlying FLEX Options is limited or absent, the value of the Underlying ETFs' FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Underlying ETFs require a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Underlying ETFs for their FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

•  Liquidity Risk — Listed Options — There is no guarantee that a liquid secondary trading market will exist for the Listed Options. The trading in the Listed Options in which the Underlying ETFs may invest may be less deep and liquid than the market for certain other exchange traded option contracts. In a less liquid market for the Listed Options terminating the Listed Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of Listed Options may more significantly impact the price in a less liquid market. Further, each Underlying ETF requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Underlying ETFs for their Listed Option positions. A less liquid trading market may adversely impact the value of the Listed Options and the value of your investment.

•  Liquidity Risk — OTC Options — There is no guarantee that a liquid secondary trading market will exist for the OTC Options in which the Underlying ETFs may invest. The trading in OTC Options may be less deep and liquid than the market for certain other securities, including exchange traded option contracts. In a less liquid market for the OTC Options, terminating the OTC Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. A less liquid trading market may adversely impact the value of the OTC Options and the value of your investment.

•  Management Risk — Investment decisions will be made for the Fund by the Adviser. The Fund is subject to management risk because, in relying on the Adviser to achieve its investment objective, it runs the risk that the Adviser's investment techniques will fail to produce intended results and that this may cause the Fund to incur significant losses. Purchasing and selling options are highly specialized activities and entail higher risks than simply purchasing and selling publicly traded securities. The Adviser may fail to use options effectively and options purchased or sold by the Fund may

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

fail to perform as expected by the Adviser. The Fund's success will depend in part on the Adviser's ability to correctly predict the rates of return and risks of the options that it sells or buys.

•  Market Fluctuation Tax Risk and Cash Transaction Risk — The Fund is acquiring shares of the Underlying ETFs in the open market. When the Fund sells shares of the Underlying ETFs in the open market, the Fund will recognize gain or loss on the disposition of the shares, which could have a negative impact on Fund returns. In addition, note that the Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash rather than in-kind. If the Fund effects redemptions for cash, it may be required to sell shares of the Underlying ETFs in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute such shares only in-kind. The Fund intends to distribute these gains to shareholders to maintain its qualification as a RIC and avoid a fund-level tax. As a result, shareholders may receive a larger amount of, or accelerated, taxable distributions from the Fund than if the Fund did not employ such a strategy. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund's shares than for ETFs that distribute portfolio securities in-kind. The Fund's use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective.

•  Market Maker Risk — If the Underlying ETFs have lower average daily trading volumes, they may rely on a small number of third-party market makers to provide a market for the purchase and sale of Underlying ETFs' Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Underlying ETFs' net asset value and the price at which the Underlying ETFs' Shares are trading on the Exchange, which could result in a decrease in value of the Underlying ETFs Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Underlying ETFs' portfolio securities and the Underlying ETFs' market price. This reduced effectiveness could result in Underlying ETFs' Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for the Underlying ETFs' Shares.

•  Market Risk — The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock or fixed-income market, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests.

•  New Fund Risk — The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

•  Non-Diversification Risk — The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

•  Operational Risk — The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund's ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PROSPECTUS | November 28, 2025

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

•  Options Risk — The use of options by the Underlying ETFs involves investment strategies and risks different from those associated with ordinary portfolio transactions and depends on the ability of the Underlying ETFs' portfolio managers to forecast market movements correctly. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in those indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. The Underlying ETFs' ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed option is dependent, in part, upon the liquidity of the options market. An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Underlying ETFs will not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on a national securities exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options). In addition, the hours of trading for options on an exchange may not conform to the hours of trading of the underlying securities, creating a risk of significant changes in the prices of underlying securities that are not immediately reflected in the options markets. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Underlying ETFs' ability to utilize options successfully will depend on the ability of the Underlying ETFs' investment adviser to predict pertinent market movements, which cannot be assured. Until FLEX Options and/or Listed Options become available, the Underlying ETFs will purchase and sell OTC Options, which involves risks different from, and possibly greater than, the risks associated with exchange-listed options. OTC Options may expose the Underlying ETFs to the risk that a counterparty may be unable or unwilling to perform according to a contract, and that any deterioration in a counterparty's creditworthiness could adversely affect the instrument. In addition, the Underlying ETFs may be exposed to a risk that losses may exceed the amount originally invested.

The holder of an option may terminate its position in an option it has purchased by allowing it to expire or by exercising the option. If an option is European style, it may be exercised only on its expiration date. If the option is American style, it may be exercised on any day up to and including its expiration date. While the Underlying ETFs expect to enter into European style options that are exercisable at the strike price only on the expiration date at the end of an Outcome Period, it may enter into American style options from time to time. When an Underlying ETF writes an American style option, it has no control over when it will be required to fulfill its obligations and there is risk that a counterparty will exercise the option at a time that is not advantageous to the Underlying ETF. If an American style option is exercised, the Underlying ETFs may close out the corresponding purchased option and enter into new options. There can be no guarantee that an Underlying ETF will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time or that the Underlying ETFs will not suffer losses as a result of a written option being exercised prior to the end of an Outcome Period.

•  OTC Options Risk — Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the Underlying ETPs underlying an OTC Option it has entered into with the Underlying ETFs or fails to make a cash settlement payment due in accordance with the terms of that option, the Underlying ETFs will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Adviser's assessment of any Counterparty may be inaccurate or incomplete and is subject to considerable judgment, which may be incorrect.

•  Position Limits Risk — The options exchanges have established limits on the maximum number of puts and calls covering the same underlying security that may be held or written by a single investor or group of investors acting in

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

concert or under common control (regardless of whether the options are purchased or written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). These are referred to as "position limits." The position limit applicable to a particular option class is determined by the options exchange based on the number of shares outstanding and trading volume of the security underlying the option. The rules of the options markets generally limit the maximum number of options on the same side of the market (i.e., calls held plus puts written, or puts held plus calls written) with respect to a single underlying interest that may be carried in the accounts of a single investor or group of investors acting in concert. An options market may require that positions in certain Listed Options or FLEX Options be aggregated with positions in certain other options for purposes of calculating position limits.

The clearing members that clear the Underlying ETFs' listed option positions are required to monitor and report the Underlying ETFs' positions to the options exchanges and may be required to liquidate positions in excess of these limits. Failure to comply with position limits may result in the imposition of fines and other sanctions by the options exchanges.

Even if an Underlying ETF does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated. Therefore, the trading decisions of the Adviser may have to be modified and positions held by an Underlying ETF liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of an Underlying ETF and prevent the Underlying ETF from achieving its investment objective. A violation of position limits could also lead to regulatory action materially adverse to an Underlying ETF's investment strategy.

•  Premium/Discount Risk — The market price of the Fund's shares will generally fluctuate in accordance with changes in the Fund's net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund's investment advisor cannot predict whether shares will trade below at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund's shares may become less liquid in response to deteriorating liquidity in the market for the Fund's underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund's shares and their net asset value and the bid/ask spread on the Fund's shares may widen.

•  Secondary Market Trading Risk — Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. Although the Fund Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund Shares on the Exchange may be halted.

•  Sector Risk — To the extent the Underlying ETPs invest a significant portion of their assets in a particular sector, a greater portion of the Fund's performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market, and it is possible that one or more, if not all of the Underlying ETPs may underperform the broader market, or experience greater volatility.

•  Significant Exposure Risk — The Fund intends to generally rebalance its portfolio to equal weight (i.e., 25% per Underlying ETF) semi-annually, in connection with the reset of each Underlying ETF. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Fund having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Fund's returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures.

PROSPECTUS | November 28, 2025

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

•  Target Outcome Period Risk — Each Underlying ETF's investment strategy is designed to deliver returns that match the price return of Spot bitcoin if shares are bought on the day on which the Underlying ETF enters into the OTC Options and/or FLEX Options (i.e., the first day of a Target Outcome Period) and held until those OTC Options and/or FLEX Options expire at the end of the Target Outcome Period subject to the cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event the Fund acquires shares after the first day of a Target Outcome Period or disposes of shares prior to the expiration of the Target Outcome Period, the value of the Fund's investment in Underlying ETF shares may not be protected against a decline in the value of Spot bitcoin and may not participate in a gain in the value of Spot bitcoin for the Fund's investment period.

•  Tax Risk — The Fund and each Underlying ETF intend to elect and to qualify each year to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. The federal income tax treatment of certain aspects of each Underlying ETF's operations — including its options strategy, its hedging strategy, and the possible application of the "straddle" rules and various loss limitations — is not entirely clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to RICs if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to RICs could cause an Underlying ETF to fail to qualify as such. If an Underlying ETF were to fail to qualify as a RIC for purposes of the Code, the Fund may not meet the diversification tests necessary to qualify as a RIC, and, thus, may lose its own RIC status. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund's Board of Trustees may determine to reorganize or close the Fund or materially change the Fund's investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

To qualify and maintain its status as a RIC, each Underlying ETF must derive at least 90% of its gross income each year from "qualifying income," meet certain diversification tests at the end of each quarter and meet an annual distribution test. For purposes of the qualifying income requirement, the treatment of derivatives that provide exposure to the Underlying ETPs or bitcoin is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. If an Underlying ETF were to treat income or gain from particular instruments linked to bitcoin as qualifying income, an adverse determination or future guidance by the IRS with respect to the treatment of income or gain from those investments may adversely affect the Underlying ETF's ability to qualify as a RIC. For purposes of the diversification tests, the identification of the issuer (or, in some cases, issuers) of a particular Underlying ETF investment can depend on the terms and conditions of that investment. In particular, there is no published IRS guidance or case law on how to determine the "issuer" of certain derivatives that the Fund will enter into. The Underlying ETPs are expected to be treated as the issuer of certain of the Underlying ETFs' investments, which may make it more difficult for the Underlying ETFs to meet the diversification tests. In addition, an adverse determination or future guidance by the IRS with respect to issuer identification for an Underlying ETF's investments may adversely affect the Underlying ETF's ability to qualify as a RIC.

The federal income tax treatment of options comprising the Box Spreads and of other swaps and derivatives may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Underlying ETFs realize from their investments. As a result, a larger portion of an Underlying ETF's distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by an Underlying ETF.

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

•  Trading Issues Risk — Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund's assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

•  Underlying ETF Concentration Risk — An Underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Underlying ETF's investments more than the market as a whole, to the extent that the Underlying ETF's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.

•  Underlying ETF Exposure Risk — An investment in the Fund may provide returns that are lower than the returns that an investor could achieve by investing in one or more of the Underlying ETFs alone. Additionally, if one or more of the Underlying ETFs has exceeded its cap at the time that you invest in the Fund, you may derive no benefit from the Fund's investment in that Underlying ETF until the next reset of the Underlying ETF. Likewise, if one or more of the Underlying ETFs has decreased in value below its downside protection at the time that you invest in the Fund, you may derive no downside protection from the Fund's investment in that Underlying ETF. See Cap Risk and Capped Upside Risk above. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF's expenses, subjecting Fund shareholders to duplicative expenses. The Fund does not itself pursue a target outcome strategy and does not provide any downside protection against Underlying ETF losses.

•  Underlying ETF Risk — The Fund's investment in shares of the Underlying ETFs subjects it to the risks of owning the securities held by the Underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including absence of an active market risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF's expenses, subjecting Fund shareholders to duplicative expenses.

•  Underlying ETP Risk — Each Underlying ETF may invest in OTC Options and FLEX Options and/or Listed Options that reference one or more Underlying ETPs or an Index of Underlying ETPs, which subjects the Underlying ETF to certain of the risks of owning shares of one or more Underlying ETPs as well as the types of instruments in which the Underlying ETPs invest. The value of an Underlying ETP will fluctuate over time based on fluctuations in the values of the securities held by the Underlying ETP, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, Underlying ETPs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETPs and, in turn, the value of the Underlying ETF's shares. It is possible that the performance of each Underlying ETP will not be positively correlated to the performance of Spot bitcoin. An Underlying ETP that tracks an index may not exactly track the performance of the Index due to cash drag, differences between the portfolio of the Underlying ETP and the components of the Index, expenses and other factors.

•  Valuation Risk — During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Underlying ETFs, the ability of the Underlying ETFs to value the OTC Options, FLEX Options and Listed Options may become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Underlying ETFs to accurately assign a daily value.

PROSPECTUS | November 28, 2025

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

Fund Performance

Fund performance information is not available as of the date of this prospectus. Once available, the Fund's performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance, will be available on the Fund's website at: www.calamos.com. Past performance (before and after taxes) is not an indication of future performance.

Investment Adviser

Calamos Advisors LLC ("Calamos Advisors" or the "Adviser")

Portfolio Managers

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH ADVISER
David O'Donohue	Since October 2025	SVP, Sr. Co-Portfolio Manager
Jimmy Young	Since October 2025	SVP, Co-Portfolio Manager
Eli Pars	Since October 2025	SVP, Sr. Co-Portfolio Manager
Jason Hill	Since October 2025	SVP, Sr. Co-Portfolio Manager
Anthony Vecchiolla	Since October 2025	VP, Co-Portfolio Manager
Jordan Rosenfeld	Since October 2025	VP, Co-Portfolio Manager

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Other Important Information Regarding Fund Shares

Portfolio Holdings. The Fund's portfolio holdings are disclosed on its website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day. A description of the Fund's policies and procedures with respect to the disclosure of such Fund's portfolio holdings is available in the Fund's Statement of Additional Information ("SAI").

Premium/Discount Information. Information about the premiums and discounts at which the Fund's Shares have traded will be available at www.calamos.com.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value ("NAV"), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the "bid-ask spread"). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.calamos.com/.

Tax Information

Net investment income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute net investment income and capital gains, if any, at least annually.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), such Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PROSPECTUS | November 28, 2025

Additional Information About Investment Strategies
and Related Risks

The Fund is a series of Calamos ETF Trust and is regulated as an "investment company" under the 1940 Act. The Fund is actively managed and does not seek to track the performance of an index. The Fund's investment objective is to seek to provide exposure to the price of bitcoin. The Fund's investment objective may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund's Statement of Additional Information ("SAI") are non-fundamental and may be changed by the Board without shareholder approval. If there is a material change to the Fund's principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

The Fund is classified as "non-diversified" under the 1940 Act, as amended. The Fund's investment strategy may include active and frequent trading. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except to the extent that the underlying reference index of the Underlying ETFs invests more than 25% of its assets in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies, and investments that provide exposure to bitcoin.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in ETFs. Shareholders will be provided with 60-day written notice of any change to this policy.

The Fund may invest in ETFs in excess of the limits imposed under the 1940 Act on investments in other investment companies. Accordingly, the Fund intends to rely on Section 12(d)(1)(G) of the 1940 Act in connection with such investments.

The Fund seeks to achieve its investment objective by providing investors with exposure to the price return of the CME CF Bitcoin Reference Rate — New York Variant ("BRRNY") ("Spot bitcoin") while attempting to limit downside risk through a laddered portfolio of four Calamos Bitcoin 80 Series Structured Alt Protection ETFs (each an "Underlying ETF" and collectively the "Underlying ETFs"). The BRRNY is a once a day benchmark index price for bitcoin that aggregates trade data from multiple bitcoin-USD markets operated by major cryptocurrency exchanges that conform to the CME CF Constituent Exchange Criteria.2 The term "laddered portfolio" refers to the Fund's investment in multiple Underlying ETFs that have target outcome period expiration dates which occur on a rolling, or periodic, basis. See below for a discussion of "target outcome periods" and their meaning within the strategies of the Underlying ETFs. The rolling or "laddered" nature of the investments in the Underlying ETFs creates diversification of investment time period compared to the risk of acquiring or disposing of any one Underlying ETF at any one time. This diversification of investment time period is intended to mitigate the risk of failing to benefit from the downside protection of a single Underlying ETF due to the timing of investment in such Underlying ETF and the relative price of the reference asset or having limited or no upside potential remaining because of the cap of a single Underlying ETF. The Fund's laddered approach is intended to allow the Fund to continue to benefit from increases in the value of Spot bitcoin, while attempting to limit downside losses. Depending on when the Fund acquires shares of an Underlying ETF, even with a laddered approach, the cap and/or downside protection of an Underlying ETF may be exhausted unless the Fund acquires shares at the beginning of a Target Outcome Period (as defined below). The Fund does not typically buy shares at the beginning of the Target Outcome Period. Unlike the Underlying ETFs, the Fund itself does not pursue a target outcome strategy. The downside protection is only provided by the Underlying ETFs and the Fund itself does not provide any stated downside protection against losses. The Fund will likely not receive the full benefit of the Underlying ETF downside protection and could have limited upside potential. The Fund's returns are limited by the caps of the Underlying ETFs.

By investing substantially all of its assets in the Underlying ETFs, the Fund seeks to provide upside participation (before fees and expenses) in the price return of Spot bitcoin, while attempting to limit downside risk (due to the downside protection provided for in each of the Underlying ETFs).

2  The Constituent Exchange Criteria requires each Constituent Exchange to implement policies and procedures designed to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. Additionally, each Constituent Exchange must comply with, among other things, capital market regulations, money transmission regulations, client money custody regulations, know-your-client regulations and anti-money laundering regulations.

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Additional Information About Investment Strategies and Related Risks

Each Underlying ETF's strategy has been specifically designed to produce the outcomes based upon Spot bitcoin's price returns over the duration of a Target Outcome Period. At the end of each Target Outcome Period, an Underlying ETF's options are generally allowed to expire or be sold at or near their expiration, and the proceeds are used to purchase (or roll into) a new set of options expiring in approximately one year. This means that approximately every quarter (in January, April, July and October), one of the Underlying ETFs will undergo a "reset" of its cap and a refresh of its downside protection. At any given time, once fully implemented, the Fund will generally hold shares in four Underlying ETFs, one Underlying ETF with options expiring within one quarter, a second Underlying ETF with options expiring within two quarters, a third Underlying ETF with options expiring within three quarters and a fourth Underlying ETF with options expiring within one year. The rolling or "laddered" nature of the Underlying ETFs creates diversification of investment time period and market level compared to the risk of acquiring or disposing of any one Underlying ETF at any one time.

When an investor purchases shares of a single Underlying ETF, his or her potential outcomes are limited by the Underlying ETF's stated cap and downside protection against decreases in the price of Spot bitcoin of more than 20% (the "Floor") over a defined time period (depending on when the shares were purchased). Alternatively, the Fund's laddered approach provides diversified exposure to all of the Underlying ETFs in a single investment. By owning a laddered portfolio of Underlying ETFs, the Fund has the ability to continue to benefit from increases in the value of Spot bitcoin and to provide a level of downside protection as one of the Underlying ETFs will reset its cap and refresh its downside protection every quarter based on the price of Spot bitcoin at the time of the reset. In other words, the continual and periodic "refreshing" of the Underlying ETF caps and downside protections at current Spot bitcoin prices is intended to allow the Fund to continue to benefit from increases in the value of Spot bitcoin, while attempting to limit downside losses. This approach reduces the risk inherent in the Underlying ETFs of having the upside potential for an entire Target Outcome Period capped out in cases of rapid appreciation of Spot bitcoin. It also reduces the risk of failing to benefit from an individual Underlying ETF's downside protection in cases where Spot bitcoin has depreciated. Approximately every quarter, one of the Underlying ETFs will undergo a reset of its cap and a refresh of its downside protection, meaning that investors will have the ability to benefit from any appreciation in Spot bitcoin for future periods up to the respective caps of the Underlying ETFs and will have the benefit of the downside protection for future periods. A laddered portfolio can diversify the timing risk, similar to how laddered bond portfolios seek to manage timing risks for fixed-income investors.

The target outcomes each Underlying ETF seeks for investors that hold its shares for an entire Target Outcome Period are as follows, though there can be no guarantee these results will be achieved:

•  If Spot bitcoin appreciates over the Target Outcome Period, the combination of options held by the Underlying ETF seeks to provide upside participation (before the Underlying ETF's fees and expenses) matching that of the price return of Spot bitcoin, up to a cap that is determined at the start of the Target Outcome Period.

•  If Spot bitcoin decreases over the Target Outcome Period, the combination of options held by the Underlying ETF seeks to provide downside protection of the of Spot bitcoin losses exceeding 20% (by providing a Floor against the negative price return of Spot bitcoin exceeding 20%), prior to taking into account the Underlying ETF's fees and expenses.

Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period and therefore is likely to experience investment returns very different from those that the Underlying ETF seeks to provide. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period, and therefore the Fund is likely to experience investment returns very different from those that the Underlying ETFs seek to provide. The Fund will likely not receive the full benefit of the Underlying ETF downside protection and could have limited upside potential. When the Fund acquires and disposes of shares of the Underlying ETFs in between semi-annual rebalances in connection with the creation and redemption of creation units, it will acquire such shares pro-rata based on the then current weightings of the Underlying ETFs in the Fund's portfolio.

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The Underlying ETFs

Each Underlying ETF is an actively managed exchange-traded fund ("ETF") that seeks to provide investment results that, before taking total fund operating fees and expenses into account, track the positive price return of Spot bitcoin up to the Cap over a specified period of time of approximately one (1) year (the "Outcome Period"), while seeking to provide protection against decreases in the price of Spot bitcoin of more than 20% (the "Floor") over the same Outcome Period (before taking total Underlying ETF operating fees and expenses into account). The "Spot bitcoin price" for determining the Cap for any Outcome Period will be determined by taking the BRRNY as of the first day of the Outcome Period. The BRRNY is a once a day benchmark index price for bitcoin that aggregates trade data from multiple bitcoin-USD markets operated by major cryptocurrency exchanges that conform to the CME CF Constituent Exchange Criteria.

The Fund seeks to provide protection against a loss exceeding 20% (by providing a Floor against the negative price return of Spot bitcoin exceeding 20%) prior to taking into account any fees or expenses charged to the Fund. A Floor provides no initial downside protection, but instead provides protection against a price decline that exceeds a certain percentage over the entirety of an Outcome Period.

If, for example, the Floor is 20% and the price of Spot bitcoin declines by 8% over an Outcome Period, an investor would not receive any protection from the Floor because the decline was not greater than 20%.

If, by contrast, the decline of the price of Spot bitcoin over the Outcome Period was 32%, the Floor feature is designed to limit that investor's loss to only 20% of Spot bitcoin's price decline (before total fund operating fees and expenses) over the Outcome Period. The Floor percentage (in this case, 20%) should therefore not be understood to apply to any given level of loss. Thus, a 32% decline in the price of Spot bitcoin over an Outcome Period would not entitle the investor to protection against 80% of that loss (and therefore would not entitle the investor to protection against all but 6.4% of that loss).

Based on market conditions and other factors at the commencement of the Outcome Period, Calamos Advisors LLC ("Calamos Advisors" or the "Advisor") seeks to provide investment exposure to the price performance of Spot bitcoin through various means of portfolio construction and management, including the two methods/approaches as may be implemented by the Adviser in its discretion as described below.

In the first method/approach, each Underlying ETF's portfolio will be comprised of options, cash and cash equivalents, and/or U.S. Treasuries. Under this approach, and under normal market conditions, the Underlying ETFs will invest substantially all of their assets in U.S. Treasury securities with remaining maturities of one (1) year or less (the "Treasury Portfolio"), cash, cash equivalents, box spreads, and OTC Options, FLEX Options and/or listed exchange traded options ("Listed Options"). The OTC, FLEX, and/or Listed Options each reference the price performance of either: (A) one or more of the Underlying ETPs or (B) one or more Bitcoin Indexes.

Options used by an Underlying ETF in utilizing box spreads will reference the underlying asset of the box spread trade, which is expected to be the SPX or SPY. Options utilized in seeking to track the positive price return of Spot bitcoin will each reference the price performance of either: (A) one or more of the iShares Bitcoin Trust ETF (IBIT), Grayscale Bitcoin Mini Trust ("BTC"), Bitwise Bitcoin ETF ("BITB"), Fidelity® Wise Origin® Bitcoin Fund ("FBTC") and ARK 21 Shares Bitcoin ETF ("ARKB") (each an "Underlying ETP" and collectively, the "Underlying ETPs") and/ or (B) one or more indexes that are designed to track the price of bitcoin ("Bitcoin Index"). One example of a Bitcoin Index is the Cboe Bitcoin U.S. ETF Index (ticker: CBTX), which is designed to reflect the price return performance of U.S. exchange-listed spot Bitcoin ETPs. The ETPs whose price return performance a Bitcoin Index seeks to reflect can include the BITB, FBTC, and ARKB, among others.

In the second method/approach, each Underlying ETF's portfolio will be comprised of options and cash and cash equivalents. Under this approach, and under normal market conditions, the Underlying ETF will invest substantially all of its assets in cash and cash equivalents and FLEX Options and/or Listed Options. The FLEX Options and/or Listed Options will each reference the price performance of one or more of the Underlying ETPs and/or a Bitcoin Index.

With respect to each method/approach described above, each of the Underlying ETPs has as a primary investment objective to seek investment results that generally correspond to the price performance of bitcoin (as measured to a stated index or defined bitcoin reference rate) and therefore the performance of the Underlying ETPs and/or Bitcoin Index is expected to be positively

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correlated to the price performance of Spot bitcoin. Each Bitcoin Index will be designed to track the price performance of bitcoin and therefore each Bitcoin Index is expected to be positively correlated to the price performance of Spot bitcoin.

The Underlying ETF intends to utilize either FLEX Options and/or Listed Options in place of all OTC Options. The Underlying ETF will not invest directly in bitcoin. Instead, the Underlying ETF seeks to track the positive price return of Spot bitcoin by investing in options that reference the price performance of one or more of the Underlying ETPs which, in turn, own bitcoin and/or options that reference one or more Bitcoin Indexes. The portfolio of options utilized by the Adviser may consist of options on one or more of the Underlying ETPs and/or Bitcoin Index at the determination of the Adviser based on then-current market factors.

As of the date hereof, the Underlying Funds invest in options that reference the Cboe Bitcoin U.S. ETF Index ("CBTX"), which is a modified market capitalization-weighted index designed to track the performance of a basket of Bitcoin ETPs listed on U.S. exchanges. Leveraged and inverse exposure Bitcoin ETFs are not eligible for inclusion in CBTX. To be included in CBTX, each constituent must: (i) have a monthly consolidated trading volume of at least 500,000 shares for each month within the immediately preceding six-month period; (ii) have an average consolidated trading volume of at least 1,000,000 shares over the immediately preceding six-month period; (iii) have at least six months of trading history as of the Rebalance Selection Date (defined below); and (iv) have a market capitalization of at least $75 million as of the Rebalance Selection Date. CBTX is rebalanced and reconstituted quarterly in March, June, September and December. The Rebalance Selection Date is as of the last business day of the previous calendar month (i.e., February, May, August and November, respectively).

Each Underlying ETP issues shares representing fractional undivided beneficial interests in its net assets. The assets of each Underlying ETP consist primarily of bitcoin held by a custodian on behalf of the Underlying ETP. The Underlying ETPs seek to reflect generally the performance of the price of bitcoin. Each Underlying ETP seeks to reflect such performance before payment of the Underlying ETP's expenses and liabilities. The shares of each Underlying ETP are backed by the assets of the respective Underlying ETP and are intended to constitute a simple means of making an investment similar to an investment in bitcoin rather than by acquiring, holding and trading bitcoin directly on a peer-to-peer or other basis or via a digital asset trading platform. See "The Underlying ETPs" for more information.

The returns an investor will receive from an investment in the Underlying ETF have characteristics that are distinct from many other investment vehicles, including the Underlying ETPs. It is important that you understand these characteristics before making an investment in the Underlying ETF.

The Underlying ETF may use OTC Options and FLEX Options and/or Listed Options (each such method/approach, as applicable, an "Options Portfolio"), U.S. Treasury securities with remaining maturities of one (1) year or less, if applicable, box spreads, cash, and cash equivalents to employ a " target outcome floor strategy". The Underlying ETFs may also utilize "box spreads" that consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts ("Box Spreads"). Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security, commodity or index. The pre-determined outcomes sought by the Underlying ETF, which include a Floor to limit losses (before total Underlying ETF operating fees and expenses) in Spot bitcoin (the "Floor") and upside participation to a stated cap (before total Underlying ETF operating fees and expenses) (the "Cap"), are based on the price performance of Spot bitcoin over an Outcome Period. As noted above, each type of option or a combination of each such options are expected to be used by the Underlying ETF.

The outcomes the Underlying ETF seeks for investors that hold Underlying ETF Shares for an entire Outcome Period are as follows, though there can be no guarantee these results will be achieved:

•  If the price of Spot bitcoin appreciates over the Outcome Period, the options held by the Underlying ETF seek to provide upside participation tracking that of Spot bitcoin, up to a Cap that is determined at the start of the Outcome Period by taking the BRRNY price as of the first day of the Outcome Period.

•  If the price of Spot bitcoin decreases over the Outcome Period, the U.S. Treasury securities with remaining maturities of twelve months or less, box spreads, cash, cash equivalents, options held by the Underlying ETF (depending on which method/approach the Adviser employs) seek to provide protection against 80% of the negative price return (i.e., 20% maximum loss target or Floor (prior to taking into account total Underlying ETF operating fees and expenses).

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The Underlying ETF does not seek to provide the protection provided by the Floor described herein as of any time other than the end of the Outcome Period.

The Cap and Floor will be further reduced by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Underlying ETF's management fee.

The Underlying ETF will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. On the first day of each new Outcome Period, the Underlying ETF determines a new cap rate for Spot bitcoin and resets by investing in a new set of options that are designed to provide returns in order to meet the new cap for the new Outcome Period. This means that the Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Floor will remain the same for each Outcome Period. The Floor and Cap, and the Underlying ETF's value relative to each, should be considered before investing in the Fund. The Underlying ETF is expected to be perpetually offered and not terminate after the current or any subsequent Outcome Period. Approximately one week prior to the end of an Outcome Period, the Underlying ETF's website will be updated to alert existing shareholders that the Outcome Period is approaching its conclusion and will disclose the anticipated Cap range for the next Outcome Period.

Upon conclusion of the Outcome Period, the Underlying ETF will receive the cash value of all the options and U.S. Treasury securities, if applicable, it held for that Outcome Period. It will then invest in a new series of options and U.S. Treasury securities, if applicable, with an expiration date, in the case of the options, and a maturity date in the case of the U.S. Treasury securities, if applicable, of approximately one (1) year in the future, and a new Outcome Period will begin. Each of the options value is ultimately derived from the performance of the Underlying ETPs share price during that time or, in the case of options that reference the Bitcoin Index, the performance of such index during that time. As the terms of the options do not generally change during an Outcome Period, the outcomes, including the Cap and Floor discussed below, will be measured to the Underlying ETF's net asset value ("NAV") on the first day of the Outcome Period.

The stated Cap and Floor may only be realized by investors in the Underlying ETF who continuously hold Underlying ETF Shares from the commencement of an Outcome Period until its conclusion. An investor who purchases Underlying ETF Shares other than on the first day of an Outcome Period and/or sells Underlying ETF Shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Underlying ETF for that Outcome Period. While the Cap and Foor provide the intended outcomes only for investors that hold their Underlying ETF Shares throughout the complete term of the Outcome Period, an investor can expect the value of their Underlying ETF Shares to generally move in the same direction as the price of Spot bitcoin during the Outcome Period. If investors buy or sell on a date other than the start or end date of the Outcome Period, their returns will be different and they may incur losses in excess of the Floor level (i.e., losses exceeding 20%) and they may not experience gains up to the Cap.

Each Underlying ETF's website, www.calamos.com, provides information relating to the possible outcomes for an investor of an investment in the Underlying ETF on a daily basis, if purchased on that date and held through the end of the Outcome Period, including the Underlying ETF's value relative to the Cap and Floor . Before purchasing Underlying ETF Shares, an investor should visit the Underlying ETF's website to review this information and understand the possible outcomes of an investment in Underlying ETF Shares on a particular day and held through the end of the Outcome Period.

Each Underlying ETF's investment objective is not a fundamental policy, and therefore may be changed by the Board without shareholder approval.

Each Underlying ETF seeks to generate returns that track the price of Spot bitcoin, up to the Cap (discussed in detail below), while attempting to limit downside losses. The hypothetical illustrations provided below are designed to illustrate the outcomes that the Underlying ETF seeks to provide for investors who hold Underlying ETF Shares for the entirety of the Outcome Period.

Each Underlying ETF has adopted a non-fundamental operating policy that requires it, under normal circumstances, to invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in investments that provide exposure to Spot bitcoin. As described herein, the investments that the Underlying ETF intends to utilize for its 80% investment policy may include OTC options and/or FLEX Options and/or Listed Options in one or more of the Underlying ETPs and/or Bitcoin Index. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. Although this

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Additional Information About Investment Strategies and Related Risks

requirement may be changed by the Board of Trustees without shareholder approval, the Underlying ETF will notify shareholders in writing at least 60 days prior to any change in its 80% policy.

Explanation of diagram — First Method/Approach:

The hypothetical examples set forth below do not represent the performance of an Underlying ETF and investors should not rely on the hypothetical examples shown below as an indication of the actual or future performance of the Underlying ETF. There is no guarantee that an Underlying ETF will be successful in its attempt to provide the target outcomes for an Outcome Period. The returns that an Underlying ETF seeks to provide do not include the costs associated with purchasing Underlying ETF Shares and certain expenses incurred by the Underlying ETF. In the payoff profile illustration, the dotted line represents the performance of one or more Underlying ETPs and/or Bitcoin Index, and the solid line represents the return profile gross of total Underlying ETF operating fees and expenses sought by the Underlying ETF in relation to the indicated performance of the Underlying ETPs and/or Bitcoin Index. The bar chart below represents the Underlying ETF's hypothetical intended return profile based upon the performance of the Underlying ETPs and/or Bitcoin Index. References to the Bitcoin Reference Asset in the charts below are intended to refer to the Underlying ETPs and/or Bitcoin Index. The portfolio of options utilized by the Adviser may consist of options on one or more of the Underlying ETPs and/or Bitcoin Index at the determination of the Adviser based on then current market factors.

Each Underlying ETF seeks to provide investment exposure to the price performance experienced by Spot bitcoin by investing in options referencing one or more Underlying ETPs and/or Bitcoin Index while seeking to limit losses against significant decreases in the price of one or more of the Underlying ETPs and/or Bitcoin Index through the Protection Layer, which consists of a combination of cash, cash equivalents, box spreads, and/or U.S. Treasury securities. The Adviser seeks to specifically select the strike price for each contract in the Underlying ETF's Options Portfolio such that if the options were exercised on the expiration date (the final day of the option term set at approximately one (1) year), the Underlying ETF's portfolio would experience the price return of Spot bitcoin subject to a maximum gain on the price performance of Spot bitcoin over the duration of the options contracts and would be protected from losses to the extent of the value of the Treasury Portfolio. The portfolio

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investment percentage is expected to vary among the portfolio investments in each Underlying ETF based on then-current market conditions.

PORTFOLIO INVESTMENT	INVESTMENT TERMS	PORTFOLIO INVESTMENT PERCENTAGE	TARGET PORTFOLIO MATURITY
Some combination of cash, cash equivalents, box spreads, and/or U.S. Treasury securities	Multiple series of U.S. Treasury Bills supported by full faith and credit of U.S. government, cash, cash equivalents, and/or box spreads	Approximately 77% at the time of investment	12 months
Purchased call option contracts on Underlying ETPs and/or Bitcoin Index

"At-the-money" (i.e., strike price equal to the current bitcoin reference asset market price) call options at approximately 100% of the respective Underlying ETPs and/or Bitcoin Index price at the time of investment

		Approximately 29% at the time of investment	12 months
Sold call option contracts on Underlying ETPs and/or Bitcoin Index	"out-of-the-money" (i.e., strike price is more than the current bitcoin reference asset market price) options used to help Underlying ETF purchased call option contracts	Approximately -6% at the time of investment	12 months

The Fund will invest in the Underlying ETFs and their approximate investment percentage in treasuries and options will differ. As such, the percentages in the chart above are for illustrative purposes only. Please refer to the filings of the Underlying ETFs for exact percentages.

1.  Underlying ETF — Bitcoin Reference Price: The dotted grey line represents the Bitcoin reference price. The price at the origin of the axes represents the Bitcoin reference price at the beginning of the subject current Outcome Period.

2.  Underlying ETF — Floor Layer: The grey line represents the Floor Layer. The Underlying ETF purchases some combination of multiple series of U.S. Treasury securities with weighted average maturities of approximately twelve (12) months or less, cash, cash equivalents, and/or box spreads to provide the protection level. In the event that the price of Spot bitcoin, and correspondingly the Underlying ETPs and/or Bitcoin Index decrease in value over the duration of the option contracts to a price that is lower than the strike price of the option contract, the Underlying ETF's options positions would not be exercised and the Underlying ETF's value would be comprised primarily of the U.S. Treasury securities, cash, cash equivalents, and/or box spreads. The U.S. Treasury securities held by the Underlying ETF are intended to provide the Floor protection against decreases in the price of Spot bitcoin of more than 20% and, correspondingly, the Underlying ETPs and/or Bitcoin Index. There is no guarantee that the portion of the Underlying ETF's portfolio consisting of U.S. Treasury securities, box spreads, cash, and cash equivalents will retain sufficient value to provide the level of portfolio protection sought by the Underlying ETF. The value of the Underlying ETF's holdings in U.S. Treasury securities may increase (providing a higher protection level and therefore more protection to shareholders) or decrease (providing a lower protection level and therefore less protection to shareholders).

3.  Underlying ETF — Capped Upside Layer (the "Cap"): The black line represents the capped upside layer — The Underlying ETF simultaneously enters into long at-the-money call options related to one or more of the Underlying ETPs and/or Bitcoin Index, and a short out-of-the money call option (to help offset the cost of the long call Options), which allows the Underlying ETF's participation in the upside price movement of Spot bitcoin, and correspondingly, the Underlying ETPs and/or Bitcoin Index, to a specific cap rate. The Underlying ETF's sold options effectively set an upper limit on the Underlying ETF's possible performance relative to the Underlying ETPs and/or Bitcoin Index by selling the Underlying ETF's ability to participate in increases in the share price of each of the Underlying ETPs and/or Bitcoin Index beyond the strike price of the sold call options over the duration of the Outcome Period and setting a limit on the Underlying ETPs and/or Bitcoin Index price performance gains for the duration of the Outcome Period. The strike price for the sold call options is dependent upon prevailing market conditions at the times the Underlying ETF originally enters into the options contracts. There can be no guarantee that the Options Portfolio, Underlying ETPs and/or Bitcoin Index will perform as expected.

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The Underlying ETF's adviser intends to substitute FLEX Options and/or Listed Options for all OTC Options for purposes of the Capped Upside Layer (Cap) described above.

While the Adviser will seek to invest the Underlying ETF's portfolio in OTC options and FLEX Options and/or Listed Options and some combination of cash, cash equivalents, box spreads, and/or U.S. Treasury securities, each with 12 months expiration in the case of options, or 12 months or less maturities in the case of U.S. Treasury securities, these expiration and maturity dates may not be precisely 12 months as a result of market conditions at the time of purchase. In addition, the percentage of the Underlying ETF's net assets allocated to (i) the cash, cash equivalents, box spreads, and/or U.S. Treasury securities at the time of purchase compared to the percentage allocated to (ii) the OTC Options and, when and if available, FLEX Options and/or Listed Options that are established to reference the Underlying ETPs and/or Bitcoin Index at the time of purchase may be greater than or less than the sought-after allocation due to market conditions at the time of executing the Underlying ETF's OTC Options and FLEX Options and/or Listed Options, and the allocation may change due to market conditions over the Outcome Period.

The Chart below represents the Capped upside as a dotted line and the solid line shows the Underlying ETF's gross return not falling to less than the Floor based on the capital protection strategy.

Explanation of diagram — Second Method/Approach:

The hypothetical examples set forth below do not represent the performance of the Underlying ETF and investors should not rely on the hypothetical examples shown below as an indication of the actual or future performance of the Underlying ETF. There is no guarantee that the Underlying ETF will be successful in its attempt to provide the target outcomes for an Outcome Period. The returns that the Underlying ETF seeks to provide do not include the costs associated with purchasing Underlying ETF Shares and certain expenses incurred by the Underlying ETF. In the payoff profile illustration, the dotted line represents the performance of one or more Underlying ETPs and/or Bitcoin Index, and the solid line represents the return profile gross of total Underlying ETF operating fees and expenses sought by the Underlying ETF in relation to the indicated performance of the Underlying ETPs and/or Bitcoin Index. The bar chart below represents the Underlying ETF's hypothetical intended return profile based upon the performance of the Underlying ETPs and/or Bitcoin Index. References to the Bitcoin Reference Asset in the charts below are intended to refer to the Underlying ETPs and/or Bitcoin Index. The portfolio of options utilized by the Adviser for the Underlying ETF may consist of options on one or more of the Underlying ETPs and/or Bitcoin Index at the determination of the Adviser based on then current market factors.

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Each Underlying ETF seeks to provide investment exposure to the price performance experienced by Spot bitcoin by investing in options referencing one or more Underlying ETPs and/or Bitcoin Index while seeking to limit losses against significant decreases in the price of one or more of the Underlying ETPs and/or Bitcoin Index through the protection layer provided by an at-the-money put option on the Underlying ETPs and/or Bitcoin Index. The Adviser seeks to specifically select the strike price for each contract in the Options Portfolio such that if the options were exercised on the expiration date (the final day of the option term set at approximately one (1) year), the Underlying ETF's portfolio would experience the price return of Spot bitcoin subject to a maximum gain on the price performance of Spot bitcoin over the duration of the options contracts and would seek to be protected from losses to the extent of the value of the at-the-money put option. The portfolio investment percentage is expected to vary among the portfolio investments in each Underlying ETF based on then-current market conditions.

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PORTFOLIO INVESTMENT	INVESTMENT TERMS	PORTFOLIO INVESTMENT PERCENTAGE	TARGET PORTFOLIO MATURITY
Purchased deep in-the-money call option contracts on Underlying ETPs and/or Bitcoin Index

Involves purchasing a near zero-strike (i.e., deep in-the-money) call on the reference asset, at a pre-determined strike to provide approximately full participation to the price return of the underlying reference asset. In other words, the approximately full participation provided by this layer provides potential gains and losses that are tantamount to that of owning the underlying reference asset outright.

		Approximately 99% at the time of investment	12 months
Purchased at-the-money put option contracts on Underlying ETPs and/or Bitcoin Index

Involves purchasing an at-the-money put option, which produces protection equal to 80% (from -20% to -100%) of losses (before total Underlying ETF operating fees and expenses) of the price return of the reference asset, over the Outcome Period.

		Approximately 8% at the time of investment	12 months
Sold out-of-the-money call option contracts on Underlying ETPs and/or Bitcoin Index

Involves selling an out-of-the-money call, thereby creating the upside cap. The strike price at which the call is sold is determined so that the combined net options purchase price is approximately equal to the underlying asset's current value. The cost of this layer is a credit equal to the price that would make the total package "no-cost" or fully financed.

		Approximately -8% at the time of investment	12 months

The Fund will invest in the Underlying ETFs and their approximate investment percentage in various types of options contracts will differ. As such, the percentages in the chart above are for illustrative purposes only. Please refer to the filings of the Underlying ETFs for exact percentages.

1.  Underlying ETF — Participation Layer: The dotted grey line represents the first layer, which involves purchasing a near zero-strike (i.e., deep in-the-money) call on the reference asset, at a pre-determined strike to provide approximately full participation to the price return of the underlying reference asset. In other words, the full price participation provided by this layer provides potential gains and losses that are tantamount to that of owning the underlying reference asset outright.

2.  Underlying ETF — Floor Layer: The solid grey line represents the second layer, which involves purchasing an at-the-money put option, which produces protection equal to 80% of negative price returns (before total Underlying ETF operating fees and expenses) of the price return of the reference asset, over the Outcome Period.

3.  Underlying ETF — Capped Upside Layer (the "Cap"): The solid black line illustrates the final layer, which involves selling an out-of-the-money call, thereby creating the upside cap. The strike price at which the call is sold is determined so that the combined net options purchase price is approximately equal to the underlying asset's current value. The cost of this layer is a credit equal to the price that would make the total package "no-cost" or fully financed. There can be no guarantee that the Options Portfolio, Underlying ETPs and/or Bitcoin Index will perform as expected.

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The Chart below represents the Capped upside as a dotted line and the solid line shows the Underlying ETF's gross return not falling to less than the Floor percentage based on the capital protection strategy.

Each Underlying ETF is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act").

Floor and Cap — First Method/Approach

Each Underlying ETF seeks to provide capital protection against a loss exceeding 20% (by providing a floor against losses (before total Underlying ETF operating fees and expenses) of the price of Spot bitcoin at the end of each Outcome Period as measured by the BRRNY. The Floor level will be further impacted by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Underlying ETF's management fee. If the Underlying ETF is required to increase its holdings of cash during the Outcome Period to pay total fund operating fees and expenses incurred by the Underlying ETF, the Floor level may be further reduced. The Underlying ETF does not seek to provide protection against a loss exceeding 20% (before total fund operating fees and expenses) of the price of Spot bitcoin as of any time other than the end of the Target Outcome Period.

Each Underlying ETF purchases multiple series of U.S. Treasury securities with weighted average maturities of approximately twelve (12) months or less to provide the protection level. In the event that the price of Spot bitcoin, and correspondingly the Underlying ETPs and/or Bitcoin Index decrease in value over the duration of the option contracts to a price that is lower than the strike price of the option contract, the Underlying ETF's options positions would not be exercised and the Underlying ETF's value would be comprised primarily of the U.S. Treasury securities, box spreads, cash, and/or cash equivalents. The U.S. Treasury securities, box spreads, cash, and/or cash equivalents held by the Underlying ETF are intended to provide the downside protection against decreases in the price of Spot bitcoin.

During the Outcome Period, there may be periods of significant disparity between the Underlying ETF's NAV and the BRRNY's price performance. As the BRRNY's prices and the Underlying ETF's NAV change over the Outcome Period, an investor acquiring Underlying ETF Shares after the start of the Outcome Period will likely have a different return potential than an investor who purchased Underlying ETF Shares at the start of the Outcome Period. This is because while the Cap and Floor for the Outcome Period are fixed levels that are calculated in relation to the BRRNY price and the Underlying ETF's NAV at the start of an Outcome Period and remain constant throughout the Outcome Period, an investor purchasing Underlying ETF Shares at market value during the Outcome Period likely purchased Underlying ETF Shares at a price that is different from the Underlying ETF's NAV at the start of the Outcome Period (i.e., the NAV that the Cap and Floor reference). For example, if an investor purchases Underlying ETF Shares during an Outcome Period at a time when the Underlying ETF has increased in value from the value of

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the Underlying ETF on the first day of the Outcome Period (the "Initial Underlying ETF Value"), that investor's Cap will essentially be decreased by the amount of the BRRNY's value, and the capital protection will not set in until the Underlying ETF's NAV returns to its Initial Underlying ETF Value (i.e., a shareholder must experience losses prior to gaining the protection offered by the Underlying ETF's Floor because the Underlying ETF must first decrease in value to its Initial Underlying ETF Value for the Outcome Period before subsequent losses will be protected by the Floor ). Conversely, if an investor purchases Underlying ETF Shares during an Outcome Period at a time when the BRRNY's price has decreased in value, the Underlying ETF's NAV may dip below the Initial Underlying ETF Value. However, in this scenario, that investor's potential gain could be larger than the Underlying ETF's Cap for the Outcome Period because the investor may experience the full gain if the Underlying ETF recovers the value it has lost from the first day of the Outcome Period through the date the investor purchased its Underlying ETF Shares plus any additional gains between the Initial Underlying ETF Value and the Cap. There is no guarantee that the Underlying ETF will recover such value or experience such gains. The Cap and Floor relative to the Initial Underlying ETF Value, however, will not change over the Outcome Period.

While the Underlying ETF seeks to provide 80% protection against the negative price return of Spot bitcoin (before total Underlying ETF operating fees and expenses) for shareholders who hold Underlying ETF Shares for an entire Outcome Period, there is no guarantee it will successfully do so. If the Underlying ETF's NAV has increased significantly, a shareholder that purchases Underlying ETF Shares after the first day of an Outcome Period could lose their entire investment. An investment in the Underlying ETF is only appropriate for shareholders willing to bear those losses. There is no guarantee the Floor and Cap will be successful and a shareholder investing at the beginning of an Outcome Period could also lose their entire investment.

The returns of the Underlying ETF are subject to a Cap for each Outcome Period, determined by taking the Spot bitcoin price as of the first day of the Outcome Period, calculated (before total Underlying ETF operating fees and expenses) at the beginning of each Outcome Period. Unlike other investment products, the potential returns an investor can receive from the Underlying ETF are subject to a pre-determined upside return Cap that represents the maximum percentage return an investor can achieve from an investment in the Underlying ETF for an entire Outcome Period. If Spot bitcoin experiences any percentage gains over the amount of the Cap, Underlying ETF shareholders will not experience those gains. Therefore, regardless of the price of Spot bitcoin, the Cap (net of total Underlying ETF operating fees and expenses) is the maximum return an investor can achieve from an investment in the Underlying ETF for that Outcome Period. The Cap is set on the first day of each Outcome Period. The Cap is provided prior to taking into account annual Underlying ETF management fees of 0.69% of the Underlying ETF's daily net assets, brokerage commissions, trading fees, taxes and any extraordinary expenses (such as unexpected litigation) incurred by the Underlying ETF. The pre-determined Cap applicable to an Outcome Period will vary based on prevailing market conditions at the time that the Cap is set, including interest rate levels, spot bitcoin and the BRRNY volatility, and, by way of example, the relationship of long and short calls on the OTC options and FLEX Options and/or Listed Options.

The Cap level is a result of the design of the Underlying ETF's principal investment strategy. To provide the Target Outcome Floor, the Underlying ETF will engage in investment strategies to hold some combination of U.S. Treasury securities, box spreads, cash, and cash equivalents, and purchase and sell a series of options on or around the last business day of the month prior to the beginning of an Outcome Period. The Underlying ETF's purchased call options are intended to provide the Underlying ETF exposure to the price return of Spot bitcoin through the Underlying ETPs and/or Bitcoin Index (gains and losses) starting at 100% of the BRRNY. The Options Portfolio, through these purchased call options, seeks to provide investment returns that track the performance of Spot bitcoin. As the purchaser of these derivative positions, the Underlying ETF is obligated to pay, in the case of options, a premium to the seller of those options in addition to paying other specified transaction costs. The Underlying ETF also sells call options to help pay the premium of the purchased call options that allow the Underlying ETF's participation in the Underlying ETPs and/or Bitcoin Index price performance. The Underlying ETF's sold call options effectively sell the Underlying ETF's ability to participate in increases in the share price of the Underlying ETPs and/or Bitcoin Index beyond the strike price of the sold call options over the duration of the Options Portfolio and sets an upper limit (the Cap) on the Underlying ETPs and/or Bitcoin Index price performance gains for the duration of the options contracts (the Target Outcome Period). The strike price for the sold call options (i.e., the Cap) is dependent upon prevailing market conditions at the times the Underlying ETF originally enters into the call options contracts. The Cap, and the Underlying ETF's value relative to it on any given day, should be considered before investing in the Underlying ETF. If an investor purchases Underlying ETF

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Shares during an Outcome Period, and the Underlying ETF has already increased in value above its Initial Underlying ETF Value for that Outcome Period to a level near the Cap, an investor purchasing Underlying ETF Shares will have limited to no gain potential for the remainder of the Outcome Period (because the investor's potential gain will be limited to the difference between the Underlying ETF's NAV on the date the investor purchased the Underlying ETF Shares and the Cap). However, the investor will remain vulnerable to significant downside risk because the investor will bear the losses between the price at which it purchased its Underlying ETF Shares and the Initial Underlying ETF Value for the Outcome Period before subsequent losses will be protected by the Floor . If an investor buys Underlying ETF Shares when the price exceeds the Cap, an investor selling their shares at the end of the Outcome Period will not experience any gain regardless of the price return of Spot bitcoin. There is no guarantee that the Underlying ETF will be successful in providing these investment outcomes for any Outcome Period, and an investor may experience returns on the Underlying ETF significantly below the Cap.

In periods of extreme market volatility or during market disruption events, the Underlying ETF's ability to offset investor losses through the use of derivative transactions and U.S. Treasury securities, box spreads, cash, and/or cash equivalants to achieve the stated Floor, or provide a return up to the stated upside Cap may be impaired, resulting in an upside limit significantly below the Cap and downside protection significantly lower than full Floor (i.e., losses greater than 20%), because the Underlying ETF may not be able to trade or exercise existing options or may not receive timely payment from its counterparties. In addition, while the Adviser will target a U.S. Treasury securities, box spreads, cash, and/or cash equivalents portfolio value as a percentage of the Underlying ETF's net assets at the time of entering into the options, the value of the Treasury Portfolio and any box spreads, cash, cash equivalents will also increase and decrease due to market conditions over the Outcome Period. An investor may lose their entire investment and an investment in the Underlying ETF is only appropriate for investors willing to bear those losses.

For each Outcome Period, in addition to any investment in options comprising the box spread, the Underlying ETF will invest in both purchased and written call options OTC Options, purchased and written call FLEX Options, and purchased put FLEX Options and/or Listed Options that reference the Underlying ETPs and/or Bitcoin Index. Because the value of the Underlying ETF is based on options that reference the Underlying ETPs and/or Bitcoin Index and not the Underlying ETPs and/or Bitcoin Index directly, variations in the value of such derivative positions impact the correlation between the Underlying ETF's NAV and the price of the Underlying ETPs and/or Bitcoin Index. As noted above, each type of option or a combination of each such options are expected to be used by the Underlying ETF.

The BRRNY is calculated by CF Benchmarks Ltd. ("CF Benchmarks") based on an aggregation of executed trade flow of major bitcoin spot exchanges. BRRNY is designed to reflect the performance of bitcoin in U.S. dollars and currently uses substantially the same methodology as the CME CF Bitcoin Reference Rate ("BRR"), including utilizing the same six bitcoin exchanges, which is the underlying rate to determine settlement of CME bitcoin futures contracts, except that BRRNY is calculated as of 4:00 p.m. Eastern time ("ET"), whereas the BRR is calculated as of 4:00 p.m. London time.

BRRNY was developed by CF Benchmarks and has a limited performance history. Although BRRNY is based on materially the same methodology (except calculation time) as the BRR, which was first introduced in November 2016, BRRNY itself has only been in operation since February 2022, and it has only featured its current roster of Constituent Exchanges since May 2022. A longer history of actual performance through various economic and market conditions would provide greater and more reliable information for an investor to assess BRRNY's performance. CF Benchmarks has substantial discretion at any time to change the methodology used to calculate BRRNY, including the spot markets that contribute prices to the Trust's NAV. CF Benchmarks does not have any obligation to take the needs of the Trust, the Trust's Shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating BRRNY will appropriately track the price of bitcoin in the future.

Many of the digital asset trading venues that facilitate the buying and selling of bitcoin and other digital assets and that are used by BRRNY refer to themselves as "exchanges," but they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. These circumstances could affect the price of bitcoin used in Index calculations and, therefore, could adversely affect the bitcoin price as reflected by BRRNY.

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

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BRRNY is based on various inputs which include price data from various third-party bitcoin spot markets. CF Benchmarks does not guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source.

Capital Protection and Cap — Second Method/Approach

Under the Second Method/Approach, the Underlying ETF seeks to provide capital protection to absorb 80% of the negative price return (before total Underlying ETF operating fees and expenses) of the price of Spot bitcoin at the end of each Outcome Period as measured by the BRRNY. The Floor level will be further reduced by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Underlying ETF's management fee. If the Underlying ETF is required to increase its holdings of cash during the Outcome Period to pay total Underlying ETF operating fees and expenses incurred by the Underlying ETF, the Floor level may be further reduced. The Underlying ETF does not seek to provide the Floor against 80% of the negative price return (before total Underlying ETF operating fees and expenses) of Spot bitcoin as of any time other than the end of the Outcome Period.

During the Outcome Period, there may be periods of significant disparity between the Underlying ETF's NAV and the reference asset(s)' price performance. As the Underlying ETP price and/or Bitcoin Index price and the Underlying ETF's NAV change over the Outcome Period, an investor acquiring Underlying ETF Shares after the start of the Outcome Period will likely have a different return potential than an investor who purchased Underlying ETF Shares at the start of the Outcome Period. This is because while the Cap and Capital Protection for the Outcome Period are fixed levels that are calculated in relation to the BRRNY price and the Underlying ETF's NAV at the start of an Outcome Period and remain constant throughout the Outcome Period, an investor purchasing Underlying ETF Shares at market value during the Outcome Period likely purchased Underlying ETF Shares at a price that is different from the Underlying ETF's NAV at the start of the Outcome Period (i.e., the NAV that the Cap and Capital Protection reference). For example, if an investor purchases Underlying ETF Shares during an Outcome Period at a time when the Underlying ETF has increased in value from the value of the Underlying ETF on the first day of the Outcome Period (the "Initial Underlying ETF Value"), that investor's Cap will essentially be decreased by the amount of the increase in the Underlying ETPs and/or Bitcoin Index value, and the capital protection will not set in until the Underlying ETF's NAV returns to its Initial Underlying ETF Value (i.e., a shareholder must experience losses prior to gaining the protection offered by the Underlying ETF's Capital Protection because the Underlying ETF must first decrease in value to its Initial Underlying ETF Value for the Outcome Period before subsequent losses will be protected by the Capital Protection). Conversely, if an investor purchases Underlying ETF Shares during an Outcome Period at a time when the Underlying ETPs and/or Bitcoin Index has decreased in value, the Underlying ETF's NAV may dip below the Initial Underlying ETF Value. However, in this scenario, that investor's potential gain could be larger than the Underlying ETF's Cap for the Outcome Period because the investor may experience the full gain if the Underlying ETF recovers the value it has lost from the first day of the Outcome Period through the date the investor purchased its Underlying ETF Shares plus any additional gains between the Initial Underlying ETF Value and the Cap. There is no guarantee that the Underlying ETF will recover such value or experience such gains. The Cap and capital protection relative to the Initial Underlying ETF Value, however, will not change over the Outcome Period.

While the Underlying ETF seeks to provide 80% protection against the negative price return of Spot bitcoin (before total Underlying ETF operating fees and expenses) for shareholders who hold Underlying ETF Shares for an entire Outcome Period, there is no guarantee it will successfully do so. If the Underlying ETF's NAV has increased significantly, a shareholder that purchases Underlying ETF Shares after the first day of an Outcome Period could lose their entire investment. An investment in the Underlying ETF is only appropriate for shareholders willing to bear those losses. There is no guarantee the capital protection and cap will be successful and a shareholder investing at the beginning of an Outcome Period could also lose their entire investment.

The returns of the Underlying ETF are subject to a cap for each Outcome Period, calculated (before total Underlying ETF operating fees and expenses) at the beginning of each Outcome Period. Unlike other investment products, the potential returns an investor can receive from the Underlying ETF are subject to a pre-determined upside return Cap that represents the maximum percentage return an investor can achieve from an investment in the Underlying ETF for an entire Outcome Period. If the Underlying ETPs and/or Bitcoin Index experience any percentage gains over the amount of the Cap, Underlying ETF

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Additional Information About Investment Strategies and Related Risks

shareholders will not experience those gains. Therefore, regardless of the price return of the Underlying ETPs and/or Bitcoin Index, the Cap (net of total Underlying ETF operating fees and expenses) is the maximum return an investor can achieve from an investment in the Underlying ETF for that Outcome Period. The Cap is set on the first day of each Outcome Period. The Cap is provided prior to taking into account annual Underlying ETF management fees of 0.69% of the Underlying ETF's daily net assets, brokerage commissions, trading fees, taxes and any extraordinary expenses (such as unexpected litigation) incurred by the Underlying ETF. The pre-determined Cap applicable to an Outcome Period will vary based on prevailing market conditions at the time that the Cap is set, including interest rate levels, Underlying ETPs and/or Bitcoin Index volatility, and the relationship of puts and calls on the FLEX Options.

The Cap level is a result of the design of the Underlying ETF's principal investment strategy. To provide the Target Outcome Floor, the Underlying ETF purchases and sells a series of put and call FLEX Options on or around the last business day of the month prior to the beginning of an Outcome Period. As the purchaser of these FLEX Options, the Underlying ETF is obligated to pay a premium to the seller of those FLEX Options. The Adviser will calculate the amount of premiums that the Underlying ETF will owe on the put options acquired to provide the Capital Protection and will then sell call FLEX Options with terms that entitle the Underlying ETF to receive premiums such that the net amount of premiums paid per unit of the Underlying ETPs and/or Bitcoin Index is approximately equal to the price per unit of shares of the Underlying ETPs and/or Bitcoin Index. The Cap is the strike price of those FLEX Options the Underlying ETF is selling. The Cap, and the Underlying ETF's value relative to it on any given day, should be considered before investing in the Underlying ETF. If an investor purchases Underlying ETF Shares during an Outcome Period, and the Underlying ETF has already increased in value above its Initial Underlying ETF Value for that Outcome Period to a level near the Cap, an investor purchasing Underlying ETF Shares will have limited to no gain potential for the remainder of the Outcome Period (because the investor's potential gain will be limited to the difference between the Underlying ETF's NAV on the date the investor purchased the Underlying ETF Shares and the Cap). However, the investor will remain vulnerable to significant downside risk because the investor will bear the losses between the price at which it purchased its Underlying ETF Shares and the Initial Underlying ETF Value for the Outcome Period before subsequent losses will be protected by the Capital Protection. If an investor buys Underlying ETF Shares when the price exceeds the Cap, an investor selling their shares at the end of the Outcome Period will not experience any gain regardless of the price return of the Underlying ETPs and/or Bitcoin Index.

There is no guarantee that the Underlying ETF will be successful in providing these investment outcomes for any Outcome Period, and an investor may experience returns on the Underlying ETF significantly below the Cap.

In periods of extreme market volatility or during market disruption events, the Underlying ETF's ability to offset investor losses through the use of the FLEX Options to achieve the stated Floor, or provide a return up to the stated upside Cap may be impaired, resulting in an upside limit significantly below the Cap and downside protection significantly lower than 80% capital protection (i.e., losses greater than 20%), because the Underlying ETF may not be able to trade or exercise existing FLEX Options, or may not receive timely payment from its counterparties. An investor may lose their entire investment and an investment in the Underlying ETF is only appropriate for investors willing to bear those losses.

For each Outcome Period, the Underlying ETF will seek to invest in both purchased and written call FLEX Options and/or Listed Options and purchased put FLEX Options and/or Listed Options that reference one or more Underlying ETPs and/or Bitcoin Index. Because the value of the Underlying ETF is based on FLEX Options and/or Listed Options that reference the Underlying ETPs and/or Bitcoin Index and not the Underlying ETPs and/or Bitcoin Index directly, variations in the value of the FLEX Options and/or Listed Options impact the correlation between the Underlying ETF's NAV and the price of the Underlying ETPs and/or Bitcoin Index.

General Information about OTC Options

Over-the-counter (OTC) Options are purchased from or sold to sellers or purchasers ("Counterparties") through direct bilateral agreements with the Counterparties. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, length of option contract, exercise price, premium, guarantees and security, are set by negotiation of the parties.

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Additional Information About Investment Strategies and Related Risks

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with each Underlying ETF or fails to make a cash settlement payment due in accordance with the terms of that option, the Underlying ETF will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by a Underlying ETF, and portfolio securities "covering" the amount of an Underlying ETF's obligation pursuant to an OTC Option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is "in the money") are illiquid, and are subject to a Underlying ETF's limitation on investing no more than 15% of its net assets in illiquid securities.

The OTC Options that the Underlying ETF will hold that reference the Underlying ETPs will give the Underlying ETF the right or the obligation to either receive or deliver shares of the Underlying ETPs, or the right or the obligation to either receive or deliver a cash payment on the option expiration date based upon the difference between the Underlying ETPs' value and a strike price, depending on whether the Underlying ETF purchases or sells the option. The Underlying ETF expects to enter into European style options, which are exercisable at the strike price only on the OTC Option expiration date. From time to time, the Underlying ETF may enter into American style options, which are exercisable at any time during the life of the option. The Underlying ETF will generally, under normal conditions, hold OTC Options for each Outcome Period. The Underlying ETF will purchase call options (giving the Underlying ETF the right to receive shares of the Underlying ETPs or a cash payment), while simultaneously selling (i.e., writing) call options (giving the Underlying ETF the obligation to deliver shares of the Underlying ETPs or a cash payment). With respect to box spreads, the Underlying ETF will purchase call options (giving the Underlying ETF the right to receive shares of the box spread reference asset (SPX or SPY) or a cash payment), put options (giving the Underlying ETF the right to deliver shares of SPX or SPY or a cash payment), and may sell (i.e., write) call options (giving the Underlying ETF the obligation to deliver shares of SPX or SPY or a cash payment) and put options (giving the Underlying ETF the obligation to receive shares of SPX or SPY or a cash payment) in instances where it is deemed necessary or desirable to construct the Box Spread. In instances where the purchased call and/or put options are substantially in-the-money and the synthetic long and short positions comprising the Box Spread can effectively be constructed without writing call or put options, the Underlying ETF may elect not to write call or put options. The Underlying ETF intends to structure the OTC Options so that any amount owed by the Underlying ETF on the written OTC Options will be covered by payouts at expiration from the purchased OTC Options. As a result, the Underlying ETF expects the OTC Options to be fully covered and no additional collateral will be necessary during the life of the Underlying ETF. The Underlying ETF receives premiums in exchange for the written OTC Options and pays premiums in exchange for the purchased OTC Options. Each of the OTC Options purchased and sold throughout the Outcome Period will have the same terms, such as strike price and expiration date, as the OTC Options purchased and sold on the first day of the Outcome Period. On the OTC Options expiration date, the Underlying ETF intends to sell the OTC Options prior to their expiration or cash-settle the OTC Options and use the resulting proceeds to purchase new OTC Options for the next Outcome Period.

General Information about FLEX Options and Listed Options

As noted above, each type of option or a combination of each such options are expected to be used by each Underlying ETF in place of OTC Options.

FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the OCC. The OCC guarantees performance by each of the counterparties to the FLEX Options and/or Listed Options, becoming the "buyer for every seller and the seller for every buyer," with the goal of protecting clearing members and options traders from counterparty risk. The OCC may make adjustments to FLEX Options and/or Listed Options for certain significant events. Although guaranteed for settlement by the OCC, FLEX Options and Listed Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options and/or Listed Options due to bankruptcy or other adverse reasons. The FLEX Options and/or Listed Options that each Underlying ETF will hold that reference one or more Underlying ETPs will give the Underlying ETF the right or the obligation to either receive or deliver shares of the applicable Underlying ETP, or the right or the obligation to either receive or deliver a cash payment on the option expiration date based

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Additional Information About Investment Strategies and Related Risks

upon the difference between the Underlying ETP's value and a strike price, depending on whether the Underlying ETF purchases or sells the option. The FLEX Options and/or Listed Options held by the Underlying ETF primarily are generally expected to be European style options, which are exercisable at the strike price only on the FLEX Option or Listed Option expiration date. The Underlying ETF will generally, under normal conditions, hold FLEX Options and/or Listed Options for each Outcome Period. The Underlying ETF will purchase call options (giving the Underlying ETF the right to receive shares of the Underlying ETP or a cash payment), while simultaneously selling (i.e., writing) call options (giving the Underlying ETF the obligation to deliver shares of the Underlying ETP or a cash payment). With respect to box spreads, the Underlying ETF will purchase call options (giving the Underlying ETF the right to receive shares of the box spread reference asset (SPX or SPY) or a cash payment), put options (giving the Underlying ETF the right to deliver shares of SPX or SPY or a cash payment), and may sell (i.e., write) call options (giving the Underlying ETF the obligation to deliver shares of SPX or SPY or a cash payment) and put options (giving the Underlying ETF the obligation to receive shares of SPX or SPY or a cash payment) in instances where it is deemed necessary or desirable to construct the Box Spread. In instances where the purchased call and/or put options are substantially in-the-money and the synthetic long and short positions comprising the Box Spread can effectively be constructed without writing call or put options, the Underlying ETF may elect not to write call or put options. The Underlying ETF intends to the extent permitted to structure the FLEX Options and/or Listed Options so that any amount owed by the Underlying ETF on the written FLEX Options and/or Listed Options will be covered by payouts at expiration from the purchased FLEX Options and/or Listed Options. The Underlying ETF receives premiums in exchange for the written FLEX Options and/or Listed Options and pays premiums in exchange for the purchased FLEX Options and/or Listed Options. The OCC and securities exchanges on which the FLEX Options and/or Listed Options are listed do not charge ongoing fees to writers or purchasers of the FLEX Options and/or Listed Options during their life for continuing to hold the option contracts but may charge transaction fees. Each of the FLEX Options and/or Listed Options purchased and sold throughout the Outcome Period will have many of the same terms, such as strike price and expiration date, as the FLEX Options and/or Listed Options purchased and sold on the first day of the Outcome Period. On the FLEX Options or Listed Options expiration date, the Underlying ETF intends to sell the FLEX Options or Listed Options prior to their expiration or cash-settle the FLEX Options or Listed Options and use the resulting proceeds to purchase new FLEX Options or Listed Options for the next Outcome Period.

General information about Box Spreads

A Box Spread is an offsetting set of options, which may include Flexible Exchange Options ("FLEX Options"). Box Spreads consists of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The reference asset in the context of box spreads is likely the SPY or SPX, whereas options utilized for reasons other than Box Spreads are ones that reference the price performance one or more of Underlying ETPs which own bitcoin and/or options that reference one or more Bitcoin Indexes. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long position. The difference between the strike prices of the synthetic long position and the synthetic short position determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options' reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options' reference assets. The Underlying ETFs may purchase Box Spreads on various indices or securities based on risk and return considerations.

The Underlying ETPs

iShares Bitcoin ETF (IBIT) Description

IBIT or "the iShares Bitcoin Trust ETF" for purposes of this section is an exchange-traded investment vehicle that seeks to reflect generally the performance of the price of bitcoin, before payment of the iShares Bitcoin Trust ETF's expenses and liabilities. iShares Delaware Trust Sponsor LLC serves as the iShares Bitcoin Trust ETF's sponsor. You can find the iShares Bitcoin Trust ETF's prospectus and other information, including the most recent reports to shareholders, online at https://www.ishares.com/us/products/333011/ishares-bitcoin-trust-etf.

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Additional Information About Investment Strategies and Related Risks

The summary information below regarding the iShares Bitcoin Trust ETF comes from its filings with the SEC. You are urged to refer to the SEC filings made by the iShares Bitcoin Trust ETF and to other publicly available information to obtain an understanding of the iShares Bitcoin Trust ETF's business and financial prospects. The following description of the iShares Bitcoin Trust ETF's principal investment strategies was taken directly from the iShares Bitcoin Trust ETF's prospectus, dated July 31, 2025 ("IBIT" refers to the iShares Bitcoin Trust ETF; other defined terms have been modified).

IBIT seeks to achieve its investment objective by holding bitcoin, with the value of the iShares Bitcoin Trust ETF's bitcoin holdings intended to reflect the price performance of bitcoin as measured by the CF Benchmarks Index. The iShares Bitcoin Trust ETF values its bitcoin holdings based on the CF Benchmarks Index, which is calculated based on the bitcoin trading activity on several major bitcoin trading platforms (the "Constituent Platforms"). To maintain accurate pricing, the CF Benchmarks Index aggregates the trade flow of the Constituent Platforms during an observation window between 3:00 p.m. and 4:00 p.m. ET into the U.S. dollar price of one bitcoin at 4:00 p.m. ET.

The iShares Bitcoin Trust ETF is not actively managed and will not seek to sell bitcoin at times when its price is high or acquire bitcoin when its price is low. The iShares Bitcoin Trust ETF does not use leverage, derivatives or any similar arrangements in seeking to meet its investment objective.

The assets of the iShares Bitcoin Trust ETF consist primarily of bitcoin held by a custodian on behalf of the iShares Bitcoin Trust ETF. The Bitcoin Custodian keeps custody of all of the iShares Bitcoin Trust ETF's bitcoin, other than that which is maintained in a Trading Balance with the Prime Execution Agent, in accounts that are required to be segregated from the assets held by the Bitcoin Custodian as principal and the assets of its other customers (the "Vault Balance"). The Bitcoin Custodian keeps all of the private keys associated with the iShares Bitcoin Trust ETF's bitcoin held by the Bitcoin Custodian in the Vault Balance in "cold storage", which refers to a safeguarding method by which the private keys corresponding to the iShares Bitcoin Trust ETF's bitcoins are generated and stored in an offline manner using computers or devices that are not connected to the Internet, which is intended to make them more resistant to hacking.

The iShares Bitcoin Trust ETF issues and redeems Shares only in blocks of 40,000 Shares or integral multiples thereof ("Baskets"). The iShares Bitcoin Trust ETF issues and redeems Baskets only to Authorized Participants in exchange for cash or bitcoin. The iShares Bitcoin Trust ETF may incur certain transaction costs when buying and selling bitcoin in connection with the creation and redemption of Baskets. These costs, which are not reflected in the iShares Bitcoin Trust ETF's estimated annual ordinary operating expenses, affect the iShares Bitcoin Trust ETF's performance.

The iShares Bitcoin Trust ETF pays a sponsor's fee that accrues daily at an annualized rate of 0.25% of the net asset value of the iShares Bitcoin Trust ETF. The iShares Bitcoin Trust ETF does not hold or trade futures or swaps and is not a commodity pool. Although the iShares Bitcoin Trust ETF may fail to track the price of bitcoin precisely at any particular time, the iShares Bitcoin Trust ETF generally will be substantially invested in bitcoin, which should result in a close correspondence between the performance of bitcoin and the performance of the iShares Bitcoin Trust ETF.

The CF Benchmarks Index serves as the iShares Bitcoin Trust ETF's reference rate for bitcoin value. The index is designed to provide a reliable and representative benchmark for the bitcoin market, incorporating trading data from multiple major cryptocurrency exchanges that meet strict criteria for inclusion. The index has been recognized by financial regulators and serves as a pricing source for various bitcoin investment products.

As of June 27, 2025, the net asset value of iShares Bitcoin Trust ETF was $74,198,915,391 and the NAV was $60.70. The iShares Bitcoin Trust ETF maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks.

Bitwise Bitcoin ETF (BITB) Description

BITB or "the Bitwise Bitcoin Trust" for purposes of this section is an exchange-traded investment vehicle that seeks to provide exposure to the value of bitcoin held by the Bitwise Bitcoin Trust, less the expenses of the Bitwise Bitcoin Trust's operations and other liabilities. Bitwise Investment Advisers, LLC serves as the Bitwise Bitcoin Trust's sponsor. The investment objective of the

PROSPECTUS | November 28, 2025

Additional Information About Investment Strategies and Related Risks

Bitwise Bitcoin Trust is to seek investment results that correspond to the performance of bitcoin as measured by the CME CF Bitcoin Reference Rate — New York Variant (BRRNY). You can find the Bitwise Bitcoin Trust's prospectus and other information, including the most recent reports to shareholders, online at https://bitbetf.com/

The summary information below regarding the Bitwise Bitcoin Trust comes from its filings with the SEC. You are urged to refer to the SEC filings made by the Bitwise Bitcoin Trust and to other publicly available information to obtain an understanding of the Bitwise Bitcoin Trust's business and financial prospects. The following description of the Bitwise Bitcoin Trust's principal investment strategies was taken directly from the Bitwise Bitcoin Trust's prospectus ("BITB" refers to the Bitwise Bitcoin Trust; other defined terms have been modified).

BITB seeks to achieve its investment objective by holding bitcoin, with the value of the Bitwise Bitcoin Trust's bitcoin holdings intended to reflect the price performance of bitcoin as measured by the BRRNY. The Bitwise Bitcoin Trust is passively managed and does not pursue active management investment strategies. The Bitwise Bitcoin Trust will not sell bitcoin at times when its price is high or acquire bitcoin when its price is low. The Bitwise Bitcoin Trust does not use leverage or any similar arrangements in seeking to meet its investment objective.

The Bitwise Bitcoin Trust's assets consist primarily of bitcoin held by Coinbase Custody Trust Company, LLC as the Bitcoin Custodian on behalf of the Bitwise Bitcoin Trust. The Bitcoin Custodian maintains custody of all of the Bitwise Bitcoin Trust's bitcoin, other than that which is temporarily maintained in a Trading Balance with the Prime Execution Agent, in segregated cold storage wallets. Cold storage refers to a safeguarding method where private keys are generated and stored offline on hardware that has never been connected to the internet, making them more resistant to hacking.

The Bitwise Bitcoin Trust issues and redeems Shares only in blocks of 10,000 Shares ("Baskets"). The Bitwise Bitcoin Trust issues and redeems Baskets only to Authorized Participants in exchange for cash. As of August 1, 2025, BITB is able to conduct creations and redemptions of Shares in-kind. The Bitwise Bitcoin Trust may incur certain transaction costs when buying and selling bitcoin in connection with the creation and redemption of Baskets. These costs affect the Bitwise Bitcoin Trust's performance.

The Bitwise Bitcoin Trust will pay a unitary Sponsor Fee of 0.20% per annum of the Bitwise Bitcoin Trust's bitcoin holdings. The Bitwise Bitcoin Trust does not engage in any activities designed to derive a profit from changes in the price of bitcoin.

The Bitwise Bitcoin Trust values its bitcoin holdings based on the BRRNY, which is calculated based on the bitcoin trading activity on several major bitcoin trading platforms (the "Constituent Platforms"). The BRRNY aggregates the trade flow of the Constituent Platforms during an observation window between 3:00 p.m. and 4:00 p.m. ET into the U.S. dollar price of one bitcoin at 4:00 p.m. ET.

The Bitwise Bitcoin Trust maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks.

Grayscale Bitcoin Mini Trust (BTC) Description

BTC or "the Grayscale Bitcoin Mini Trust ETF" for purposes of this section is an exchange-traded investment vehicle that seeks to reflect generally the performance of the price of bitcoin, before payment of the Grayscale Bitcoin Mini Trust ETF's expenses and liabilities. Grayscale Investments Sponsors, LLC serves as the Grayscale Bitcoin Mini Trust ETF's sponsor. The investment objective of the Grayscale Bitcoin Mini Trust ETF is to seek investment results that generally correspond to the performance of bitcoin as measured by the CoinDesk Bitcoin Price Index (XBX). You can find the Grayscale Bitcoin Mini Trust ETF's prospectus and other information, including the most recent reports to shareholders, online at https://etfs.grayscale.com/btc.

The summary information below regarding the Grayscale Bitcoin Mini Trust ETF comes from its filings with the SEC. You are urged to refer to the SEC filings made by the Grayscale Bitcoin Mini Trust ETF and to other publicly available information to obtain an understanding of the Grayscale Bitcoin Mini Trust ETF's business and financial prospects. The following description of the Grayscale Bitcoin Mini Trust ETF's principal investment strategies was taken directly from the Grayscale Bitcoin Mini Trust ETF's prospectus ("BTC" refers to the Grayscale Bitcoin Mini Trust ETF; other defined terms have been modified).

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

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BTC seeks to achieve its investment objective by holding bitcoin, with the value of the Grayscale Bitcoin Mini Trust ETF's bitcoin holdings intended to reflect the price performance of bitcoin. The Grayscale Bitcoin Mini Trust ETF is not actively managed and will not seek to sell bitcoin at times when its price is high or acquire bitcoin when its price is low. The Grayscale Bitcoin Mini Trust ETF does not use leverage, derivatives or any similar arrangements in seeking to meet its investment objective.

The assets of the Grayscale Bitcoin Mini Trust ETF consist primarily of bitcoin held by a custodian on behalf of the Grayscale Bitcoin Mini Trust ETF. Coinbase Custody Trust Company, LLC serves as the custodian and keeps custody of all of the Grayscale Bitcoin Mini Trust ETF's bitcoin in segregated custody accounts, with a substantial portion held in "cold storage" — an offline safeguarding method where private keys are generated and stored using computers disconnected from the internet to enhance security against hacking.

The Grayscale Bitcoin Mini Trust ETF issues and redeems Shares only in blocks of 10,000 Shares ("Baskets"). The Grayscale Bitcoin Mini Trust ETF issues and redeems Baskets only to Authorized Participants, currently in exchange for cash through facilitated transactions with Liquidity Providers. Subject to regulatory approval, these transactions may also take place through in-kind exchanges of bitcoin in the future.

The Grayscale Bitcoin Mini Trust ETF pays a sponsor's fee that accrues daily at an annualized rate of 0.15% of the Grayscale Bitcoin Mini Trust ETF's NAV. The Grayscale Bitcoin Mini Trust ETF does not hold or trade futures or swaps and is not a commodity pool. Although the Grayscale Bitcoin Mini Trust ETF may fail to track the price of bitcoin precisely at any particular time, the Grayscale Bitcoin Mini Trust ETF generally will be substantially invested in bitcoin, which should result in a close correspondence between the performance of bitcoin and the performance of the Grayscale Bitcoin Mini Trust ETF.

The Grayscale Bitcoin Mini Trust ETF values its bitcoin holdings based on the CoinDesk Bitcoin Price Index (XBX), which is calculated based on the bitcoin trading activity on several major bitcoin trading platforms including Coinbase, Bitstamp, Kraken, LMAX Digital and Crypto.com. The Index Price represents the U.S. dollar value of bitcoin at 4:00 p.m., New York time, each business day.

The Grayscale Bitcoin Mini Trust ETF maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks.

Fidelity Wise Origin Bitcoin Fund (FBTC) Description

FBTC or "the Fidelity Wise Origin Bitcoin Fund" for purposes of this section is an exchange-traded investment vehicle that seeks to track the performance of bitcoin, as measured by the performance of the Fidelity Bitcoin Reference Rate (the "Index"), adjusted for the Fidelity Wise Origin Bitcoin Fund's expenses and other liabilities. FD Funds Management LLC serves as the Fidelity Wise Origin Bitcoin Fund's sponsor. The investment objective of the Fidelity Wise Origin Bitcoin Fund is to seek investment results that correspond to the performance of bitcoin as measured by the Index. You can find the Fidelity Wise Origin Bitcoin Fund's prospectus and other information, including the most recent reports to shareholders, online at https://www.fidelity.com/etfs/crypto-funds-prospectus.

The summary information below regarding the Fidelity Wise Origin Bitcoin Fund comes from its filings with the SEC. You are urged to refer to the SEC filings made by the Fidelity Wise Origin Bitcoin Fund and to other publicly available information to obtain an understanding of the Fidelity Wise Origin Bitcoin Fund's business and financial prospects. The following description of the Fidelity Wise Origin Bitcoin Fund's principal investment strategies was taken directly from the Fidelity Wise Origin Bitcoin Fund's prospectus ("FBTC" refers to the Fidelity Wise Origin Bitcoin Fund; other defined terms have been modified).

FBTC seeks to achieve its investment objective by holding bitcoin, with the value of the Fidelity Wise Origin Bitcoin Fund's bitcoin holdings intended to reflect the price performance of bitcoin as measured by the Index. The Fidelity Wise Origin Bitcoin Fund is passively managed and does not pursue active management investment strategies. The Fidelity Wise Origin Bitcoin Fund will not invest in derivatives.

All of the Fidelity Wise Origin Bitcoin Fund's bitcoin is held by Fidelity Digital Asset Services, LLC ("FDAS" or the "Custodian"), an affiliate of the Sponsor. The Custodian maintains custody of all of the Fidelity Wise Origin Bitcoin Fund's bitcoin. The Custodian holds a majority of bitcoin in cold storage and manages the allocation of bitcoin between cold and hot storage for

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Additional Information About Investment Strategies and Related Risks

the omnibus wallets. Within such omnibus hot and cold wallets, the Custodian keeps a substantial majority of assets in cold wallets (generally targeting greater than 98%), to promote security, while the balance of assets is kept in hot wallets to facilitate timely withdrawals.

The Fidelity Wise Origin Bitcoin Fund issues and redeems Shares in blocks of 25,000 Shares ("Baskets"). The Fidelity Wise Origin Bitcoin Fund issues and redeems Baskets only to Authorized Participants in exchange for cash. For a subscription for Shares, the subscription shall be in the amount of either bitcoin represented by the Basket being created or cash needed to purchase the amount of bitcoin represented by the Basket being created.

The Fidelity Wise Origin Bitcoin Fund pays the Sponsor an annual unified fee of 0.25% of the Fidelity Wise Origin Bitcoin Fund's Bitcoin Holdings. The Fidelity Wise Origin Bitcoin Fund is not a registered investment company under the Investment Company Act of 1940 and is not subject to regulation under the Act. The Sponsor is not an "Investment Adviser" and therefore the Sponsor's provision of services to the Fidelity Wise Origin Bitcoin Fund will not be governed by the Investment Advisers Act of 1940. The Fidelity Wise Origin Bitcoin Fund is not a commodity pool for purposes of the Commodity Exchange Act, and the Sponsor is not subject to regulation by the Commodity Futures Trading Commission as a commodity pool operator or commodity trading advisor.

The Index is constructed using bitcoin price feeds from eligible bitcoin spot markets and a volume-weighted median price ("VWMP") methodology, calculated every 15 seconds based on VWMP spot market data over rolling sixty-minute increments. The current bitcoin spot markets included in the Index calculation are Bitstamp, Coinbase, Crypto.com, Gemini, Kraken, and LMAX Digital.

The Fidelity Wise Origin Bitcoin Fund maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks. Additionally, the Fidelity Wise Origin Bitcoin Fund's regulatory structure differs from traditional investment vehicles.

ARK 21Shares Bitcoin ETF (ARKB) Description

ARKB or "the ARK 21Shares Bitcoin ETF" for purposes of this section is an exchange-traded investment vehicle that seeks to track the performance of bitcoin, as measured by the performance of the CME CF Bitcoin Reference Rate — New York Variant (the "Index"), adjusted for the ARK 21Shares Bitcoin ETF's expenses and other liabilities. 21Shares US LLC serves as the ARK 21Shares Bitcoin ETF's sponsor. You can find the ARK 21Shares Bitcoin ETF's prospectus and other information, including the most recent reports to shareholders, online at https://www.21shares.com/en-us/product/arkb. The summary information below regarding the ARK 21Shares Bitcoin ETF comes from its filings with the SEC. You are urged to refer to the SEC filings made by the ARK 21Shares Bitcoin ETF and to other publicly available information to obtain an understanding of the ARK 21Shares Bitcoin ETF's business and financial prospects. The following description of the ARK 21Shares Bitcoin ETF's principal investment strategies was taken directly from the ARK 21Shares Bitcoin ETF's prospectus ("ARKB" refers to the ARK 21Shares Bitcoin ETF; other defined terms have been modified).

ARKB seeks to achieve its investment objective by holding bitcoin and will value its Shares daily based on the Index. The ARK 21Shares Bitcoin ETF is passively managed and does not pursue active management investment strategies. The ARK 21Shares Bitcoin ETF will not invest in derivatives or utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective.

All of the ARK 21Shares Bitcoin ETF's bitcoin is held by Coinbase Custody Trust Company, LLC ("Coinbase Custody" or the "Bitcoin Custodian"), which will keep custody of all of the ARK 21Shares Bitcoin ETF's bitcoin, although the Trust may retain one or more additional custodians at a later date. The Bitcoin Custodian maintains custody of all of the ARK 21Shares Bitcoin ETF's bitcoin in segregated wallets that are therefore not commingled with corporate or other customer assets. The Bitcoin Custodian will keep a substantial portion of the private keys associated with the ARK 21Shares Bitcoin ETF's bitcoin in "cold storage" or similarly secure technology. Cold storage in the context of bitcoin means keeping the reserve of bitcoin offline, which is a widely-used security precaution, especially when dealing with large amount of bitcoin.

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Additional Information About Investment Strategies and Related Risks

The ARK 21Shares Bitcoin ETF issues and redeems Shares in blocks of 5,000 Shares ("Baskets"). The ARK 21Shares Bitcoin ETF issues and redeems Baskets only to Authorized Participants in exchange for cash. This will cause the Sponsor, on behalf of the ARK 21Shares Bitcoin ETF, to automatically instruct a Bitcoin Counterparty to purchase the amount of bitcoin equivalent in value to the cash deposit amount associated with the order and deposit the resulting bitcoin deposit amount in the ARK 21Shares Bitcoin ETF's account with the Bitcoin Custodian.

The ARK 21Shares Bitcoin ETF pays the unitary Sponsor Fee of 0.21% of the ARK 21Shares Bitcoin ETF's bitcoin holdings. The ARK 21Shares Bitcoin ETF is not a registered investment company under the Investment Company Act of 1940 and is not subject to regulation under the Act.

The Index is designed based on the IOSCO Principals for Financial Benchmarks. The Index is calculated daily and aggregates the notional value of bitcoin trading activity across major bitcoin spot exchanges. The Index currently uses six constituent exchanges: Coinbase, Bitstamp, Gemini, itBit, Kraken, and LMAX Digital.

The ARK 21Shares Bitcoin ETF maintains substantial exposure to digital assets through its bitcoin holdings, and investors should be aware of the unique risks associated with digital asset investments, including but not limited to technological, regulatory, and market volatility risks.

Bitcoin

Bitcoin is a digital asset that is created and transmitted through the operations of the peer-to-peer bitcoin network, a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the bitcoin network, the infrastructure of which is collectively maintained by its user base. The bitcoin network allows people to exchange tokens of value, called bitcoin, which are recorded on a public transaction ledger known as the Bitcoin Blockchain. Bitcoin can be used to pay for goods and services, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on bitcoin platforms that enable trading in bitcoin or in individual end-user-to-end-user transactions under a barter system.

The bitcoin network is commonly understood to be decentralized and does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of bitcoin. Rather, bitcoin is created and allocated by the bitcoin network protocol through a "mining" process. The value of bitcoin is determined by the supply of and demand for bitcoin-on-bitcoin platforms or in private end-user-to-end-user transactions.

New bitcoin are created and rewarded to the miners of a block in the Bitcoin Blockchain for verifying transactions. The Bitcoin Blockchain is a shared database that includes all blocks that have been solved by miners and it is updated to include new blocks as they are solved. Each bitcoin transaction is broadcast to the bitcoin network and, when included in a block, recorded in the Bitcoin Blockchain. As each new block records outstanding bitcoin transactions, and outstanding transactions are settled and validated through such recording, the Bitcoin Blockchain represents a complete, transparent and unbroken history of all transactions of the bitcoin network.

The bitcoin network was initially contemplated in a white paper that also described bitcoin and the operating software to govern the bitcoin network. The white paper was purportedly authored by Satoshi Nakamoto. However, no individual with that name has been reliably identified as bitcoin's creator, and the general consensus is that the name is a pseudonym for the actual inventor or inventors. The first bitcoins were created in 2009 after Nakamoto released the bitcoin network source code (the software and protocol that created and launched the Bitcoin network). The bitcoin network has been under active development since that time by a loose group of software developers who have come to be known as core developers.

The bitcoin network is kept running by computers all over the world. In order to incentivize those who incur the computational costs of securing the network by validating transactions (e.g., "miners"), there is a reward that is given to the computer that was able to create the latest block on the chain. Every 10 minutes, on average, a new block is added to the Bitcoin Blockchain with the latest transactions processed by the network, and the computer that generated this block is currently awarded 3.125 bitcoin. Over time, rewards are expected to be proportionate to the computational power of each machine. New bitcoins are only created through the mining process. This deliberately controlled rate of bitcoin creation means that the

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Additional Information About Investment Strategies and Related Risks

number of bitcoin in existence will increase at a controlled rate until the number of bitcoin in existence reaches the pre-determined 21 million bitcoin. As of December 31, 2023, approximately 19.6 million bitcoins were outstanding and the date when the 21 million bitcoin limitation will be reached is estimated to be the year 2140.

However, the 21 million supply limit could be changed in a hard fork, meaning a protocol change that creates a new set of rules for the computers that make up the blockchain network.

Each bitcoin network address, or wallet, is associated with a unique "public key" and "private key" pair. To receive bitcoin, the bitcoin recipient must provide its public key to the party initiating the transfer. This activity is analogous to a recipient for a transaction in U.S. dollars providing a routing address in wire instructions to the payor so that cash may be wired to the recipient's account. The payor approves the transfer to the address provided by the recipient by "signing" a transaction that consists of the recipient's public key with the private key of the address from where the payor is transferring the bitcoin. The recipient, however, does not make public or provide to the sender its related private key. Since every computation on the bitcoin network requires the payment of bitcoin, including verification and memorialization of bitcoin transfers, there is a transaction fee involved with the transfer, which is based on computation complexity and not on the value of the transfer and is paid by the payor with a fractional number of bitcoin.

Neither the recipient nor the sender reveals their private keys in a transaction because the private key authorizes transfer of the funds in that address to other users. Therefore, if a user loses his private key, the user may permanently lose access to the bitcoin contained in the associated address. Likewise, bitcoin is irretrievably lost if the private key associated with them is deleted and no backup has been made. When sending bitcoin, a user's bitcoin network software program must validate the transaction with the associated private key. The resulting digitally validated transaction is sent by the user's bitcoin network software program to the Bitcoin network to allow transaction confirmation.

Upon the addition of a block included in the Bitcoin Blockchain, the bitcoin network software program of both the spending party and the receiving party will show confirmation of the transaction on the Bitcoin Blockchain and reflect an adjustment to the bitcoin balance in each party's bitcoin network public key, completing the bitcoin transaction. Once a transaction is confirmed on the Bitcoin Blockchain, it is irreversible.

Some bitcoin transactions are conducted "off-blockchain" and are therefore not recorded in the Bitcoin Blockchain. Some "off-blockchain transactions" involve the transfer of control over, or ownership of, a specific digital wallet holding bitcoin or the reallocation of ownership of certain bitcoin in a digital wallet containing assets owned by multiple persons, such as a digital wallet maintained by a digital assets platform. In contrast to on-blockchain transactions, which are publicly recorded on the Bitcoin Blockchain, information and data regarding off-blockchain transactions are generally not publicly available.

Therefore, off-blockchain transactions are not truly bitcoin transactions in that they do not involve the transfer of transaction data on the bitcoin network and do not reflect a movement of bitcoin between addresses recorded in the Bitcoin Blockchain. For these reasons, off-blockchain transactions are subject to risks as any such transfer of bitcoin ownership is not protected by the protocol behind the bitcoin network or recorded in, and validated through, the blockchain mechanism.

The Bitcoin Blockchain has a number of impediments that would need to be addressed in order for it to be adopted as a more mainstream payment system, including:

•  Scalability: Blockchain networks can be slow and inefficient due to the high computational requirements needed to validate transactions. As the number of users, transactions, and applications increases, the ability of blockchain networks to process and validate them in a timely way becomes strained. This makes blockchain networks difficult to use in applications that require fast transaction processing speeds.

•  Transaction fees: bitcoin's network requires fees to process transactions, which can fluctuate dramatically based on network congestion and the data size of a transaction. During periods of high demand, these fees can increase greatly, making small, everyday transactions, like buying a coffee, impractical. This volatility in transaction costs significantly undermines bitcoin's utility as a medium for daily financial activities.

•  Volatility of bitcoin: The price of bitcoin is primarily determined by supply and demand in the cryptocurrency markets. As a relatively new and speculative asset, its price can fluctuate wildly based on investor sentiment, news, and market

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Additional Information About Investment Strategies and Related Risks

trends. It also has a fixed maximum supply of 21 million coins, which scarcity can lead to price volatility as demand fluctuates against a capped supply. Further, unlike traditional currencies backed by governments or commodities with industrial uses, bitcoin's value is largely based on belief in its future potential, making it susceptible to rapid changes in public perception.

•  Interoperability: There are currently many different blockchain platforms — each with its own protocols and standards — and they often do not work well together. This lack of interoperability can lead to inefficiencies, as individuals and companies may need to navigate multiple platforms and use a number of tokens or cryptocurrencies to interact with different networks. This fragmentation can also hinder collaboration, stifle innovation, and prevent the seamless exchange of data and value between different blockchain ecosystems.

Further development of the Bitcoin Blockchain is increasingly dependent on the development of second-layer protocols due to inherent scalability limitations in its base layer. bitcoin's primary blockchain prioritizes security and decentralization, which comes at the cost of limited transaction throughput and higher fees during periods of high demand. Second-layer protocols, such as the Lightning Network, aim to address these limitations by enabling faster and cheaper transactions off-chain while still leveraging bitcoin's security model. These protocols allow for micropayments, increased privacy, and improved scalability without compromising the core principles of the bitcoin network. As adoption grows, second-layer solutions become crucial for bitcoin to function as a viable medium of exchange for everyday transactions, in addition to its role as a store of value.

The bitcoin network was first launched in 2009 and bitcoins were the first cryptographic digital assets created to gain global adoption and critical mass. Although the bitcoin network is the most established digital asset network, the bitcoin network and other cryptographic and algorithmic protocols governing the issuance of digital assets represent a new and rapidly evolving industry that is subject to a variety of factors that are difficult to evaluate. Moreover, because digital assets, including bitcoin, have been in existence for a short period of time and are continuing to develop, there may be additional risks in the future that are impossible to predict as of the date of this prospectus. Digital assets represent a new and rapidly evolving industry, and the value of the Underlying ETPs' shares depends on the acceptance of bitcoin. The realization of one or more of the following risks could materially adversely affect the value of the Underlying ETPs' shares.

Digital assets, including bitcoin, are controllable only by the possessor of both the unique public key and private key or keys relating to the bitcoin network address, or "wallet", at which the digital assets are held. Private keys must be safeguarded and kept private in order to prevent a third-party from accessing the digital asset held in such wallet. The loss, theft, compromise or destruction of a private key required to access a digital asset may be irreversible. If a private key is lost, stolen, destroyed or otherwise compromised and no backup of the private key is accessible, the owner would be unable to access the digital asset corresponding to that private key and the private key will not be capable of being restored by the digital asset network resulting in the total loss of the value of the digital asset linked to the private key.

Over the past decade, bitcoin mining operations have evolved from individual users mining with computer processors, graphics processing units and first-generation application specific integrated circuit machines to "professionalized" mining operations using proprietary hardware or sophisticated machines. If the profit margins of bitcoin mining operations are not sufficiently high, including due to an increase in electricity costs or a decline in the market price of bitcoin, or if bitcoin mining operations are unable to arrange alternative sources of financing (e.g., if lenders refuse to make loans to such miners), bitcoin miners are more likely to immediately sell more bitcoins than they otherwise would, resulting in an increase in liquid supply of bitcoin, which would generally tend to reduce bitcoin's market price.

More than 10,000 other digital assets have been developed since the inception of bitcoin. However, bitcoin is currently the most developed digital asset because of the length of time it has been in existence, the investment in the infrastructure that supports it, and the network of individuals and entities that are using bitcoin in transactions. Some industry groups are also creating private, permissioned blockchain versions of digital assets.

Non-Principal Investments

Cash Equivalents and Short-Term Investments

The Fund may invest in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary

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Additional Information About Investment Strategies and Related Risks

defensive purposes and during periods of high cash inflows or outflows, the Fund may invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when the portfolio managers believe securities in which such Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.

Illiquid Investments

The Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For this purpose, illiquid investments may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), certain securities that may only be resold pursuant to Rule 144A under the Securities Act, and certain repurchase agreements, among others.

Temporary Investments

In response to market, economic, political, or other conditions, the Fund may temporarily invest for defensive purposes that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect the Fund's performance, and the Fund may not achieve its investment objective.

Risks of Investing in the Fund

This prospectus describes the risks you may face as an investor in the Fund. It is important to keep in mind that generally, investments with a higher potential reward also have a higher risk of losing money. The reverse is also commonly true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for a long period of time to ride out down periods.

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. You should not consider investing in the Fund if your investment objective differs from the Fund's investment objective or if you are not willing to accept the principal risks associated with an investment in the Fund. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund include:

• Absence of an Active Market Risk — The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund's shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants' ability to proceed with creation and/or redemption orders could result in a

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Additional Information About Investment Strategies and Related Risks

dramatic change in the spread between the Fund's net asset value and the price at which the Fund's shares are trading on the Exchange, which could result in a decrease in value of the Fund's shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

• Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

• Cap Change Risk — A new Underlying ETF cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, a cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods. Investors should monitor the changes in the Cap for each Outcome Period for each Underlying ETF, information for which will be made available pursuant to the procedure outlined in the Fund's prospectus.

• Cap Risk — While the Fund itself is not subject to a specific Floor or Cap, there can be no guarantee that the Underlying ETFs will be successful in their strategy to provide protection against 80% of the negative price return (before total Underlying ETFs operating fees and expenses) of Spot bitcoin over the Outcome Period. Each Underlying ETF's strategy seeks to deliver returns that track those of Spot bitcoin (up to the Cap), while attempting to limit downside losses (with a maximum loss of 20% of Spot bitcoin over the duration of the Outcome Period), if the Underlying ETF's Shares are held at the time at which the Underlying ETF enters into OTC Options or FLEX Options and/or Listed Options and U.S. Treasury securities, if applicable, and cash and cash equivalents and held until those instruments expire at the end of the Outcome Period. In the event the Fund purchases Underlying ETFs Shares after these instruments were entered into or sells Underlying ETFs Shares prior to the expiration (or maturity) of these investments, the Floor that the Underlying ETFs seeks to provide may not be available. If the Outcome Period has begun and the price of Spot bitcoin has increased in value, the Floor will not protect any decreases in the price of Spot bitcoin and therefore the Fund may experience losses from this appreciated value until the Underlying ETFs reaches its original NAV from the commencement of the Outcome Period. Similarly, if the Fund purchases Underlying ETFs Shares after the commencement of the Outcome Period and the price of Spot bitcoin has increased in value, the Fund will not benefit from the Floor until the price of Spot bitcoin decreases to its original value at the commencement of the Outcome Period. Accordingly, the Fund will not receive the protection that the Underlying ETF seeks to provide until the Underlying ETF experiences losses that return it to its value at the commencement of the Outcome Period. If the OTC Options, and FLEX Options and/or Listed Options and U.S. Treasury securities, if applicable, and cash and cash equivalents (and therefore the Floor) do not perform as expected, the Fund may experience significant losses on its investment, including the loss of its entire investment.

• Capped Upside Risk — Each Underlying ETF's strategy seeks to provide returns (before fees and expenses) that match the price return of Spot bitcoin for shares acquired on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event that the Fund acquires Underlying ETF shares after the first day of a Target Outcome Period and the Underlying ETF has risen in value to a level near or at the cap (because the Fund's potential gain will be limited to the difference between the Underlying ETF's NAV on the date the Fund purchases Underlying ETF shares and the cap), there may be little or no ability for the Fund to experience an investment gain on its shares, however, the Fund will remain vulnerable to downside risks. This could be true for all of the Underlying ETFs held by the Fund at a certain point in time severely limiting the Fund's ability to participate in gains during that time. If Spot bitcoin experiences gains during

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Additional Information About Investment Strategies and Related Risks

a Target Outcome Period, an Underlying ETF will not participate in those gains beyond the cap. If the Fund buys Underlying ETF shares when the price exceeds the cap, the Fund will not experience any gain regardless of the performance of Spot bitcoin.

• Cash Holdings Risk — To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund's performance and ability to achieve its investment objective.

• Concentration Risk — Underlying ETPs — The Underlying ETPs hold only bitcoin and cash. As a result, the Underlying ETPs' holdings are not diversified. Accordingly, the Underlying ETPs' net asset value may be more volatile than another investment vehicle with a more broadly diversified portfolio and may fluctuate substantially over short or long periods of time. Fluctuations in the price of bitcoin are expected to have a direct impact on the value of the shares of the Underlying ETPs.

The Underlying ETPs are passive investment vehicles that do not seek to generate returns beyond tracking the price of bitcoin. The Sponsors (the managers or organizations in charge of creating and administering a given ETP) do not actively manage the bitcoin held by the Underlying ETPs. This means the Sponsors do not speculatively sell bitcoin at times when its price is high or speculatively acquire bitcoin at low prices in the expectation of future price increases. It also means the Underlying ETPs will not utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective. Any losses sustained by the Underlying ETPs will adversely affect the value of its shares.

• Clearing Member Default Risk — Transactions in certain options such as FLEX Options and Listed Options are required to be centrally cleared ("cleared options"). In a transaction involving cleared options, the Underlying ETFs' counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Underlying ETFs are not members of clearing houses and only members of a clearing house ("clearing members") can participate directly in the clearing house, the Underlying ETFs will hold cleared options through accounts at clearing members. In cleared options positions, the Underlying ETFs will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Margin requirements are set by the OCC and the Underlying ETFs' clearing member and generally may be increased at any time. Margin requirements could increase significantly during periods of volatility or market disruptions, and the Underlying ETFs may be forced to sell assets at a disadvantageous time or price to meet such margin calls, which could negatively impact the Underlying ETFs' performance. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member's individual customers. As a result, assets deposited by the Underlying ETFs with any clearing member as margin for its options contracts may, in certain circumstances, be used to satisfy losses of other clients of the Underlying ETFs' clearing member. In addition, although clearing members guarantee performance of their clients' obligations to the clearing house, there is a risk that the assets of the Underlying ETFs might not be fully protected in the event of the clearing member's bankruptcy. The Underlying ETFs are also subject to the risk that a limited number of clearing members are willing to transact on the Underlying ETFs' behalf, which heightens the risks associated with a clearing member's default. If a clearing member defaults the Underlying ETFs could lose some or all of the benefits of a transaction entered into by the Underlying ETFs with the clearing member. The loss of a clearing member for the Underlying ETFs to transact with could result in increased transaction costs and other operational issues that could impede an Underlying ETF's ability to implement its investment strategy. If an Underlying ETF cannot find a clearing member to transact with on the Underlying ETF's behalf, the Underlying ETF may be unable to effectively implement its investment strategy.

• Correlation Risk — Prior to the expiration date of any options held by the Underlying ETFs, the value of the options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Underlying ETF's valuation policy. Because a component of the options' value will be affected by, among other things, changes in the share prices of the Underlying ETPs and/or Bitcoin Index, changes in interest rates, changes in the actual and implied volatility of the of the Underlying ETPs and/or Bitcoin Index and bitcoin and the remaining time until the options expire, the value of the Underlying ETFs' options positions is not anticipated to increase or decrease at the same rate as the share price of the Underlying ETPs and/or Bitcoin Index, and it is possible they may move in different directions, and as a result, the Fund's NAV may not increase or decrease at the same rate as the share price of the Underlying ETPs and/or Bitcoin Index. If the assets held by the Underlying ETFs do not perform as expected, the Underlying ETFs may experience losses which may be significant. The Underlying ETFs' strategy is designed to produce the outcomes upon the expiration of the options on or before the last

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Additional Information About Investment Strategies and Related Risks

business day of the Outcome Period, and it should not be expected that the outcomes will be provided at any point other than the end of the Outcome Period. While the performance of the Underlying ETPs and/or Bitcoin Index is expected to be positively correlated to the performance of Spot bitcoin, it is possible that the performance of the Underlying ETPs and/or Bitcoin Index will not be so correlated, which could cause the Underlying ETFs to suffer losses.

• Costs of Buying and Selling Fund Shares — Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

• Counterparty Risk — Underlying ETF transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Underlying ETF. Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to an Underlying ETF and, in turn, the Fund. An Underlying ETF may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to listed options and FLEX Options. As a result, the ability of an Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF and, in turn, the Fund could suffer significant losses.

• Derivatives Risk — Derivatives are instruments, such as options, futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counterparty risk, meaning that the party with whom the Fund enters into a derivative transaction may experience a significant credit event and/or may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

• Digital Assets Risk — Risk factors related to digital assets include:

-  The trading prices of many digital assets, including bitcoin, have experienced extreme volatility and may continue to do so. Extreme volatility in the future, including further declines in the trading prices of bitcoin, could have a material adverse effect on the value of the Underlying ETPs and/or Bitcoin Index and the Underlying ETPs and/or Bitcoin Index could lose all or substantially all of their value.

-  The value of the Underlying ETPs and/or Bitcoin Index are subject to a number of factors relating to the fundamental investment characteristics of bitcoin as a digital asset, including the fact that digital assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies such as the Bitcoin Blockchain.

-  Digital assets represent a new and rapidly evolving industry, and the value of the Underlying ETPs and/or Bitcoin Index depend on the acceptance of bitcoin.

-  Changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network's ability to grow and respond to challenges.

Risk factors related to digital asset markets include:

-  The value of the Underlying ETPs and/or Bitcoin Index relate to the value of bitcoins, the value of which may be highly volatile and subject to fluctuations due to a number of factors.

-  The BRRNY and similar pricing sources have a limited performance history, their rates price could fail to track the global bitcoin price, and a failure of the price could adversely affect the value of the Underlying ETPs and/or Bitcoin Index.

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Additional Information About Investment Strategies and Related Risks

-  While the Fund's investment objective is to track the positive price return of the BRRNY in the manner described previously, the BRRNY is only one source of spot bitcoin pricing and it may not track to a generally accepted bitcoin price.

-  The indexes prices used to calculate the value of the Underlying ETPs' bitcoin may be volatile, adversely affecting the value of the Shares.

The value of the Underlying ETPs and/or Bitcoin Index relates directly to the value of bitcoin, the value of which may be highly volatile and subject to fluctuations due to a number of factors that could adversely affect the value of the Underlying ETPs and/or Bitcoin Index. Those factors include:

-  an increase in the global bitcoin supply or a decrease in global bitcoin demand;

-  market conditions of, and overall sentiment towards, the digital assets and blockchain technology industry;

-  the adoption of bitcoin as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of the open-source software protocol of the bitcoin network, and its ability to meet user demands;

-  manipulative trading activity on digital asset trading platforms, which, in many cases, are largely unregulated;

-  forks in the bitcoin network (a fork can introduce new security and operability risks to the original and the new networks, and may adversely impact confidence in the digital assets, and consequentially, their value);

-  investors' expectations with respect to interest rates, the rates of inflation of fiat currencies or bitcoin, and digital asset exchange rates;

-  consumer preferences and perceptions of bitcoin specifically and digital assets generally;

-  negative events, publicity, and social media coverage relating to the digital assets and blockchain technology industry;

-  fiat currency withdrawal and deposit policies on digital asset trading platforms;

-  the liquidity of digital asset markets and any increase or decrease in trading volume or market making on digital asset markets;

-  business failures, bankruptcies, hacking, fraud, crime, government investigations, or other negative developments affecting digital asset businesses, including digital asset trading platforms, or banks or other financial institutions and service providers which provide services to the digital assets industry; the use of leverage in digital asset markets, including the unwinding of positions, "margin calls", collateral liquidations and similar events;

-  investment and trading activities of large or active consumer and institutional users, speculators, miners, and investors in bitcoin;

-  an active derivatives market for bitcoin or for digital assets generally;

-  monetary policies of governments, legislation or regulation, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of bitcoin as a form of payment or the purchase of bitcoin on the digital asset markets;

-  global or regional political, economic or financial conditions, events and situations, or major public issues;

-  fees associated with processing a bitcoin transaction and the speed at which bitcoin transactions are settled;

-  the maintenance, troubleshooting, and development of the bitcoin network including by miners and developers worldwide;

-  the ability for the bitcoin network to attract and retain miners to secure and confirm transactions accurately and efficiently;

-  ongoing technological viability and security of the bitcoin network and bitcoin transactions, including vulnerabilities against hacks and scalability;

-  financial strength of market participants;

-  the availability and cost of funding and capital;

-  the liquidity and credit risk of digital asset trading platforms;

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Additional Information About Investment Strategies and Related Risks

-  interruptions in service from or closures or failures of major digital asset trading platforms or their banking partners, or outages or system failures affecting the bitcoin network;

-  decreased confidence in digital assets and digital assets trading platforms;

-  poor risk management or fraud by entities in the digital assets ecosystem;

-  increased competition from other forms of digital assets or payment services; and

-  the acquisitions or dispositions of bitcoin by one or more of the Underlying ETPs, since there is no limit on the number of bitcoin that the Underlying ETPs may acquire.

The trading prices of many digital assets, including bitcoin, have experienced extreme volatility and may continue to do so. Extreme volatility in the future, including declines in the trading prices of bitcoin, could have a material adverse effect on the value of the Underlying ETPs and/or Bitcoin Index. The digital asset markets may still be experiencing a bubble or may experience a bubble again in the future. The value of a bitcoin is subject to momentum pricing due to speculation regarding future appreciation in value rather than robust fundamental analysis, leading to greater volatility.

Digital assets represent a new and rapidly evolving industry, and the value of the Underlying ETPs and/or Bitcoin Index depends on the market acceptance of bitcoin. Digital asset networks, including the Bitcoin peer-to-peer network and associated blockchain ledger (the "Bitcoin Blockchain" and together the "bitcoin network"), and the software used to operate them are in the early stages of development. Given the recentness of the development of digital asset networks, digital assets may not function as intended and parties may be unwilling to use digital assets, which would dampen the growth, if any, of digital asset networks. Because bitcoin is a digital asset, the value of each of the Underlying ETPs' shares is subject to a number of factors relating to the fundamental investment characteristics of digital assets, including the fact that digital assets are bearer instruments and loss, theft, compromise, or destruction of the associated private keys could result in permanent loss of the asset. In addition, the Bitcoin Blockchain has experienced in the past, and may experience in the future, several quirks and unique events, including the first block of bitcoin being untradeable; a 2013 change in how transactions were processed leading to a temporary split in the blockchain; the blockchain experiencing small reorganizations due to network propagation issues or miner behavior; and the block subsidy halving in 2020 taking longer than expected due to slower block times.

Digital asset networks are dependent upon the internet. A disruption of the internet or a digital asset network, such as the bitcoin network, would affect the ability to transfer digital assets, including bitcoin, and, consequently, their value.

To the extent that any miners cease to record transactions that do not include the payment of a transaction fee in solved blocks or do not record a transaction because the transaction fee is too low, such transactions will not be recorded on the Bitcoin Blockchain until a block is mined by a miner who does not require the payment of transaction fees or is willing to accept a lower fee. Any widespread delays in the recording of transactions could result in a loss of confidence in a digital asset network.

If the digital asset award for mining blocks and transaction fees for recording transactions on the bitcoin network are not sufficiently high to incentivize miners, or if certain jurisdictions continue to limit mining activities, miners may cease expanding processing power to mine blocks, could demand high transaction fees or confirmations of transactions on the Bitcoin Blockchain could be slowed, each of which could negatively impact the value of bitcoin and the value of the Underlying ETPs and/or Bitcoin Index.

Digital asset mining operations can consume significant amounts of electricity, which may have a negative environmental impact and give rise to public opinion against allowing, or government regulations restricting, the use of electricity for mining operations. Additionally, miners may be forced to cease operations during an electricity shortage or power outage, or if electricity prices increase where the mining activities are performed.

The open-source structure of many digital asset network protocols, such as the protocol for the bitcoin network, means that developers and other contributors are generally not directly compensated for their contributions in maintaining and developing such protocols. A loose community referred to as the "core developers" and other contributors to the bitcoin network are generally not directly compensated for their contributions in maintaining and developing the bitcoin network protocol. A failure to properly monitor and upgrade the bitcoin network protocol could damage the bitcoin network and the value of the Underlying ETPs and/or Bitcoin Index. Bitcoin is rewarded solely for mining activity and is not sold to raise capital for the Bitcoin

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network, and the bitcoin network protocol itself is made available for free rather than sold or made available subject to licensing or subscription fees and its use does not generate revenues for its development team. Consequently, there is a lack of financial incentive for developers to maintain or develop the bitcoin network and the core developers may lack the resources to adequately address emerging issues with the bitcoin network protocol. Although the bitcoin network is currently supported by the core developers, there can be no guarantee that such support will continue or be sufficient in the future. For example, the bitcoin network is maintained and developed largely on a GitHub resource section dedicated to bitcoin development, and there have been recent reports that the number of core developers who have the authority to make amendments to the bitcoin network's source code in the GitHub repository is relatively small, although there are believed to be a larger number of developers who contribute to the overall development of the source code of the bitcoin network. Alternatively, some developers may be funded by entities whose interests are at odds with other participants in the bitcoin network. In addition, a bad actor could also attempt to interfere with the operation of the bitcoin network by attempting to exercise a malign influence over a core developer. To the extent that material issues arise with the bitcoin network protocol and the core developers and open-source contributors are unable to address the issues adequately or in a timely manner, the bitcoin network and therefore the value of the Underlying ETPs and/or Bitcoin Index may be adversely affected.

The core developers can propose amendments to the bitcoin network's source code that, if accepted by miners and users, could alter the protocols and software of the bitcoin network and the properties of bitcoin. These alterations would occur through software upgrades, and could potentially include changes to the irreversibility of transactions and limitations on the mining of new bitcoin, which could undermine the appeal and market value of bitcoin. Alternatively, software upgrades and other changes to the protocols of the bitcoin network could fail to work as intended or could introduce bugs, security risks, or otherwise adversely affect, the speed, security, usability, or value of the bitcoin network or bitcoins. As a result, the bitcoin network could be subject to changes to its protocols and software in the future that may adversely affect the value of the Underlying ETPs and/or Bitcoin Index. The acceptance of software patches or upgrades by a significant, but not overwhelming, percentage of the users and miners in a digital asset network, such as the bitcoin network, could result in a "fork" in such network's blockchain, including the Bitcoin Blockchain, resulting in the operation of multiple separate networks. Even where amendments are approved by all or substantially all of the users and miners of bitcoin network, those amendments to the protocols and software could adversely affect the value of the Underlying ETPs and/or Bitcoin Index. The Bitcoin Blockchain has experienced forks previously.

The governance of decentralized networks, such as the bitcoin network, is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of any particular decentralized digital asset network, which may stymie such network's utility and ability to grow and face challenges. As a result, there may be a lack of consensus or clarity on the governance of the bitcoin network, which may stymie the bitcoin network's utility and ability to grow and face challenges. In particular, it may be difficult to find solutions or martial sufficient effort to overcome any future problems on the bitcoin network, especially long-term problems. Further, changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network's ability to grow and respond to challenges. The foregoing notwithstanding, the protocols for some decentralized networks, such as the bitcoin network, are informally managed by a group of core developers that propose amendments to the relevant network's source code. Core developers' roles evolve over time, largely based on self-determined participation. As a result of the foregoing, it may be difficult to find solutions or marshal sufficient effort to overcome any future problems, especially long-term problems, on digital asset networks. If a significant majority of users and miners adopt amendments to a decentralized network based on the proposals of such core developers, such network will be subject to new protocols that may adversely affect the value of the relevant digital asset.

The Underlying ETPs are not actively managed and will not have any formal strategy relating to the development of the bitcoin network.

Moreover, in the past, flaws in the source code for digital assets have been exposed and exploited, including flaws that disabled some functionality for users, exposed users' personal information and/or resulted in the theft of users' digital assets. The cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Additional Information About Investment Strategies and Related Risks

cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the bitcoin network or take the Underlying ETPs' bitcoin, which would adversely affect the value of the Underlying ETPs shares. Moreover, functionality of the bitcoin network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for bitcoin. Even if another digital asset other than bitcoin were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of the Underlying ETPs and/or Bitcoin Index.

All networked systems are vulnerable to various kinds of attacks. As with any computer network, the bitcoin network contains certain flaws. For example, the bitcoin network is currently vulnerable to a "51% attack" where, if a miner or mining pool were to gain control of more than 50% of the hash rate for a bitcoin network, it would be able to prevent new transactions from being confirmed, and reverse new transactions that are completed while they are in control of the network, effectively enabling them to double-spend their bitcoins. In addition, many digital asset networks have been subjected to a number of denial-of-service attacks, which has led to temporary delays in block creation and in the transfer of bitcoin. Any similar attacks on the bitcoin network that impact the ability to transfer bitcoin could have a material adverse effect on the price of bitcoin and the value of the Fund Shares.

Bitcoin has only recently become selectively accepted as a means of payment by retail and commercial outlets, and use of bitcoin by consumers to pay such retail and commercial outlets remains limited. Banks and other established financial institutions may refuse to process funds for bitcoin transactions, process wire transfers to or from digital asset trading platforms, bitcoin-related companies or service providers or maintain accounts for persons or entities transacting in bitcoin. As a result, the price of bitcoin may be influenced to a significant extent by speculators and miners, thus contributing to price volatility that makes retailers less likely to accept it as a form of payment in the future. Volatility in the price of digital assets may dampen liquidity in the market and damage the public perception of digital assets generally or any one digital asset in particular, such as bitcoin, and their or its utility as a payment system, which could decrease the price of digital assets generally or individually. Further, the lack of availability of banking services could prevent the Underlying ETPs from being able to complete creations and redemptions of Baskets, the timely liquidation of bitcoin and withdrawal of assets from the custodians on behalf of the respective Underlying ETPs, even if the Underlying ETPs' sponsors determined that such liquidation was appropriate or suitable, or otherwise disrupt the Underlying ETPs' operations.

Certain privacy-preserving features have been or are expected to be introduced to digital asset networks, such as the bitcoin network, and platforms or businesses that facilitate transactions in bitcoin may be at an increased risk of criminal or civil lawsuits, or of having banking services cut off, if there is a concern that these features interfere with the performance of anti-money laundering duties and economic sanctions checks or facilitate illicit financing or crime.

Users, developers and miners may otherwise switch to or adopt certain digital assets at the expense of their engagement with other digital asset networks, which may negatively impact those networks, including the bitcoin network. Competition from the emergence or growth of other digital assets or methods of investing in bitcoin could have a negative impact on the price of bitcoin and adversely affect the value of the Fund Shares.

Many digital asset networks, including the bitcoin network, face significant scaling challenges due to the fact that public blockchains generally face a tradeoff between security and scalability. One means through which public blockchains achieve security is decentralization, meaning that no intermediary is responsible for securing and maintaining these systems. For example, a greater degree of decentralization generally means a given digital asset network is less susceptible to manipulation or capture. A digital asset network may be limited in the number of transactions it can process by the capabilities of each single fully participating node. Attempts to increase the volume of transactions may not be effective, and such upgrades may fail, resulting in potentially irreparable damage to the bitcoin network and to the value of bitcoin.

If corresponding increases in network throughput lag behind growth in the use of digital asset networks, average fees and settlement times may increase considerably. For example, the bitcoin network has been, at times, at capacity, which has led to increased transaction fees. Since January 1, 2019, bitcoin transaction fees have increased from $0.18 per-bitcoin transaction, on average, to a high of $60.95 per transaction, on average, on April 20, 2021. As of December 31, 2023, bitcoin transaction fees were $4.45 per transaction, on average, over a one-year trailing basis. Increased fees and decreased settlement speeds

PROSPECTUS | November 28, 2025

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could preclude certain uses for bitcoin (e.g., micropayments), and could reduce demand for, and the price of, bitcoin, which could adversely impact the value of the Underlying ETPs and/or Bitcoin Index. In May 2023, events related to the adoption of ordinals, which are a means of inscribing digital content on the Bitcoin Blockchain, caused transaction fees to temporarily spike above $30 per transaction.

There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of the bitcoin network transactions will be effective, or how long these mechanisms will take to become effective, which could cause the bitcoin network to not adequately resolve scaling challenges and adversely impact the adoption of bitcoin as a medium of exchange and the value of the Underlying ETPs and/or Bitcoin Index.

Digital assets may have concentrated ownership — large holders referred to as "whales" — and large sales or distributions by holders of such digital assets could have an adverse effect on the market price of such digital assets. Given the large amount of bitcoin they hold, these holders have the ability to manipulate the price of bitcoin.

The largest bitcoin wallets are believed to hold, in aggregate, a significant percentage of the bitcoins in circulation. Moreover, it is possible that other persons or entities control multiple wallets that collectively hold a significant number of bitcoins, even if they individually only hold a small amount, and it is possible that some of these wallets are controlled by the same person or entity. As a result of this concentration of ownership, large sales or distributions by such holders could have an adverse effect on the market price of bitcoin.

The indexes utilized by the Underlying ETPs have a limited performance history, the index price could fail to track the global bitcoin price, and a failure of the index price could adversely affect the value of the Underlying ETPs' shares.

The index prices used by the respective Underlying ETPs to calculate the value of the Underlying ETPs' bitcoin may be volatile, adversely affecting the value of the Underlying ETPs' shares. Because the Underlying ETPs hold only bitcoin and cash, an investment in the Underlying ETPs may be more volatile than an investment in a more broadly diversified portfolio. Accordingly, the Underlying ETPs' net asset values may be more volatile than another investment vehicle with a more broadly diversified portfolio and may fluctuate substantially over short or long periods of time. Fluctuations in the price of bitcoin are expected to have a direct impact on the value of the Underlying ETPs' shares.

Digital asset trading platforms are relatively new and, in some cases, unlicensed, unregulated, operate without extensive supervision by governmental authorities. Many operate outside the United States and may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions, may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators. As a result, trading activity on or reported by these digital asset trading platforms is generally significantly less regulated than trading in regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues.

Furthermore, while many prominent digital asset trading platforms provide the public with significant information regarding their ownership structure, management teams, corporate practices, cybersecurity and regulatory compliance, many digital asset trading platforms do not provide this information. Digital asset trading platforms may not be subject to, or may not be operating in compliance with, regulation in a similar manner as other regulated trading platforms, such as national securities exchanges or designated contract markets. As a result, the marketplace may lose confidence in digital asset trading platforms, including prominent platforms that handle a significant volume of bitcoin trading. Digital asset trading platforms are subject to enforcement actions by regulatory authorities and may be operating out of compliance with regulation.

The bitcoin market globally and in the United States is not subject to comparable regulatory guardrails as exist in regulated securities markets. Furthermore, many bitcoin trading venues lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent "flash crashes," such as limit-down circuit breakers. As a result, the prices of bitcoin on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Tools to detect and deter fraudulent or manipulative trading activities such as market manipulation, front-running of trades, and wash-trading may not be available to or employed by digital asset trading

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

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platforms, or may not exist at all. The SEC has identified possible sources of fraud and manipulation in the bitcoin market generally, including, among others: (1) "wash trading"; (2) persons with a dominant position in bitcoin manipulating bitcoin pricing; (3) hacking of the bitcoin network and trading platforms; (4) malicious control of the bitcoin network; (5) trading based on material, non-public information (for example, plans of market participants to significantly increase or decrease their holdings in bitcoin, new sources of demand for bitcoin) or based on the dissemination of false and misleading information; (6) manipulative activity involving purported "stablecoins," including Tether (the price of bitcoin may be affected due to stablecoins (including Tether and U.S. Dollar Coin (USDC)), the activities of stablecoin issuers and their regulatory treatment); and (7) fraud and manipulation at bitcoin trading platforms. The effect of potential market manipulation, front-running, wash-trading, and other fraudulent or manipulative trading practices may inflate the volumes actually present in crypto market and/or cause distortions in price, which could adversely affect the value of the Underlying ETPs and/or Bitcoin Index and cause losses to the Fund.

As digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, OCC, CFTC, FINRA, CFPB, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS and state financial institution regulators) have been examining the operations of digital asset networks, digital asset users and the digital asset trading platform markets, with particular focus on the extent to which digital assets can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises and the safety and soundness of exchanges or other service-providers that hold digital assets for users. Many of these state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, federal and state agencies, and other countries have issued rules or guidance about the treatment of digital asset transactions or requirements for businesses engaged in digital asset activity. However, no U.S. federal or state agency exercises comprehensive supervisory jurisdiction over global or domestic markets for bitcoin.

U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity. The U.S. Treasury Department has expressed concern regarding digital assets' potential to be used to fund illicit activities and may seek to implement new regulations governing digital asset activities to address these concerns. Digital asset markets in the United States exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of bitcoin or the Fund Shares, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of bitcoins, mining activity, digital wallets, the provision of services related to trading and custodying bitcoin, the operation of the bitcoin network, or the digital asset markets generally.

Various foreign jurisdictions have, and may continue to, in the near future, adopt laws, regulations or directives that may affect the bitcoin network, digital asset trading platforms, and their users, particularly digital asset trading platforms and service providers that fall within such jurisdictions' regulatory scope. There remains significant uncertainty regarding foreign governments' future actions with respect to the regulation of digital assets and digital asset trading platforms. Such laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of bitcoin by users, merchants and service providers outside the United States and may therefore impede the growth or sustainability of the bitcoin economy in their jurisdictions or globally, or otherwise negatively affect the value of bitcoin. The effect of any future regulatory change on the Underlying ETPs and/or Bitcoin Index or on bitcoin is impossible to predict, but such change could be substantial and adverse to the Underlying ETPs and/or Bitcoin Index and the value of the Fund Shares.

Competition from central bank digital currencies ("CBDCs") and emerging payments initiatives involving financial institutions could adversely affect the value of bitcoins and other digital assets.

In addition, over the past several years, some digital asset trading platforms have been closed due to fraud and manipulative activity, business failure or security breaches. In many of these instances, the customers of such digital asset trading platforms were not compensated or made whole for the partial or complete losses of their account balances in such digital asset trading platforms. While, generally speaking, smaller digital asset trading platforms are less likely to have the infrastructure and capitalization that make larger digital asset trading platforms more stable, larger digital asset trading platforms are more likely to be appealing targets for hackers and malware and their shortcomings or ultimate failures are more likely to have contagion effects on the digital asset ecosystem, and therefore may be more likely to be targets of regulatory enforcement action.

PROSPECTUS | November 28, 2025

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•  Risks Associated with the Index — General — The failure of the respective Index methodology to measure the actual value of bitcoin could have an adverse effect on the Underlying ETPs and/or Bitcoin Index. In addition, the value of bitcoin as calculated by the Index methodology may differ from the value of bitcoin calculated by other methodologies and the price of bitcoin on any single spot market.

The Underlying ETPs and/or Bitcoin Index may not achieve the desired degree of correlation between their performance and that of their respective Index and thus may not achieve their investment objective. With respect to the Underlying ETPs, the difference in performance may be due to factors such as fees, transaction costs, redemptions of, and subscriptions for, an Underlying ETP's shares, pricing differences, differences in the timing of the addition or removal of constituent exchanges underlying the Index used by the Underlying ETP to determine its NAV or the cost to the Underlying ETPs of complying with various new or existing regulatory requirements.

Digital Assets Risks — Risks Associated with the Indices — Underlying ETPs —

A.  IBIT

The Index used by IBIT to determine the net asset value of the iShares Bitcoin Trust ETF on each Business Day is based on the value of bitcoin as reflected by the index was developed by the CF Benchmarks Ltd., the "Index Administrator". The Index Administrator has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the IBIT's NAV. Any such changes could affect the present, past and expected levels of the Index and could adversely affect performance of the Index. The Index Administrator does not have any obligation to take the needs of the IBIT fund, the IBIT fund's shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. By investing in IBIT, shareholders will have no rights against the Index Administrator or any other persons that have discretion over the Index, even though these entities administer, oversee and determine the Index.

Furthermore, because the number of digital asset trading platforms is limited, the Index will necessarily be comprised of a limited number of digital asset trading platforms. If a digital asset trading platform were subjected to regulatory, volatility or other pricing issues, the Index Administrator would have limited ability to remove such digital asset trading platform from the Index, which could skew the price of bitcoin as represented by the Index. Trading on a limited number of digital asset trading platforms may result in less favorable prices and decreased liquidity of bitcoin and, therefore, could have an adverse effect on the value of IBIT's shares.

B.  BTC

The Index used to price the shares of BTC is the CoinDesk Bitcoin Price Index (XBX) (the "Index") developed by CoinDesk indices, Inc. (the "Index Provider"). The Index is a U.S. dollar-denominated composite reference rate for the price of Bitcoin. The Index is designed to (1) mitigate the effects of fraud, manipulation and other anomalous trading activity from impacting the Bitcoin reference rate, (2) provide a real-time, volume-weighted fair value of Bitcoin and (3) appropriately handle and adjust for non-market related events. The Index Provider formally re-evaluates the weighting algorithm quarterly, but maintains discretion to change the way in which an Index Price is calculated based on its periodic review or in extreme circumstances. The exact methodology to calculate the Index Price is not publicly available. The Index is designed to limit exposure to trading or price distortion of any individual Digital Asset Trading Platform that experiences periods of unusual activity or limited liquidity by discounting, in real-time, anomalous price movements at individual Digital Asset Trading Platforms. The Digital Asset Trading Platforms that are included in the Index (the Constituent Trading Platforms) are selected by the Index Provider utilizing a methodology that is guided by the International Organization of Securities Commissions ("IOSCO") principles for financial benchmarks. For an exchange to become a Constituent Trading Platform, it must satisfy the Inclusion Criteria described in this prospectus, as may be updated by the Index Provider from time to time.

The Index has a limited history and the Index Price is a composite reference rate calculated using trading price data from various Digital Asset Trading Platforms chosen by the Index Provider. The Index Provider may remove or add Digital Asset Trading Platforms to the Index in the future at its discretion. Although the Index is designed to accurately capture the market price of Bitcoin, third parties may be able to purchase and sell Bitcoin on public or private markets not included among the constituent Digital Asset Trading Platforms of the Index, and such transactions may take place at prices materially higher or

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Additional Information About Investment Strategies and Related Risks

lower than the Index Price. Moreover, there may be variances in the prices of Bitcoin on the various Digital Asset Trading Platforms, including as a result of differences in fee structures or administrative procedures on different Digital Asset Trading Platforms. The price of Bitcoin on public Digital Asset Trading Platforms has a limited history, and during this history, Bitcoin prices on the Digital Asset Markets more generally, and on Digital Asset Trading Platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. While the Index is designed to limit exposure to the interruption of individual Digital Asset Trading Platforms, the Index Price, and the price of Bitcoin generally, remains subject to volatility experienced by Digital Asset Trading Platforms, and such volatility could adversely affect the value of the Shares. Furthermore, because the number of Digital Asset Trading Platforms is limited, the Index will necessarily be comprised of a limited number of Digital Asset Trading Platforms. If a Digital Asset Trading Platform were subjected to regulatory, volatility or other pricing issues, the Index Provider would have limited ability to remove such Digital Asset Trading Platform from the Index, which could skew the price of Bitcoin as represented by the Index. Trading on a limited number of Digital Asset Trading Platforms may result in less favorable prices and decreased liquidity of Bitcoin and, therefore, could have an adverse effect on the value of the Shares.

C.  BITB

BITB will establish its net asset value with reference to the CME CF Bitcoin Reference Rate — New York Variant ("BRRNY") which is a standardized reference rate published by CF Benchmarks Ltd. (the "Benchmark Provider") that is designed to reflect the performance of bitcoin in U.S. dollars. The BRRNY is calculated by the Benchmark Provider based on an aggregation of executed trade flow of major bitcoin trading platforms ("Constituent Platforms"). The BRRNY currently uses substantially the same methodology as the CME CF Bitcoin Reference Rate ("BRR"), including utilizing the same six Constituent Platforms, which is the underlying rate to determine settlement of Chicago Mercantile Exchange ("CME") bitcoin futures contracts, except that the BRRNY is calculated as of 4:00 p.m. Eastern time, whereas the BRR is calculated as of 4:00 p.m. London time.

The BRRNY and the BRR have a limited history and their value is an average composite reference rate calculated using volume-weighted trading price data from the Constituent Platforms. A longer history of actual performance through various economic and market conditions would provide greater and more reliable information for an investor to assess BRRNY's performance. The Benchmark Provider has substantial discretion at any time to change the methodology used to calculate the BRRNY, including the Constituent Platforms that contribute prices to the Bitwise Bitcoin Trust's NAV. The Benchmark Provider does not have any obligation to take the needs of the Bitwise Bitcoin Trust, the Shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the BRRNY will appropriately track the price of bitcoin in the future. Neither the CME Group nor the Benchmark Provider has any obligation to take the needs of the Bitwise Bitcoin Trust or the Shareholders into consideration in determining, composing, or calculating the BRRNY or in the selection of the Constituent Platforms used. The Constituent Platforms are chosen by the Benchmark Provider, under the oversight of the CME CF Cryptocurrency Pricing Products Oversight Committee. Although the BRRNY is intended to accurately capture the market price of bitcoin, third parties may be able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms, and such transactions may take place at prices materially higher or lower than the BRRNY price. The pricing sources (Constituent Platforms) used by the BRRNY are digital asset trading venues that facilitate the buying and selling of bitcoin and other digital assets.

Although many pricing sources refer to themselves as "exchanges," they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. These circumstances could affect the price of bitcoin used in BRRNY calculations and, therefore, could adversely affect the bitcoin price as reflected by the BRRNY.

The BRRNY is based on various inputs which may include price data from various third-party digital asset trading platforms. Neither the CME Group nor the Benchmark Provider guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source. BITB utilizes the BRRNY to establish its NAV and NAV per Share. In the event that the BRRNY is incorrectly calculated, is not timely calculated or changes its calculation methodology in the future, such an occurrence may adversely impact an investment in the Shares or the Bitwise Bitcoin Trust's

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operations. The CME Bitcoin Real Time Price also has a limited history and shares some of the same structural and methodological features and risks as the BRRNY. The Bitwise Bitcoin Trust utilizes the CME Bitcoin Real Time Price to establish its Indicative Trust Value ("ITV"). The ITV is intended to provide additional information not otherwise available to the public that may be useful to investors and market professionals in connection with the trading of the Shares on the Exchange. It is calculated by using the prior day's holdings at close of business and the most recently reported price level of the CME Bitcoin Real Time Price. While investors are capable of assessing the intra-day movement of the price of the Shares and the bitcoin market price of bitcoin, Shareholders may use the ITV as a data point in their assessment of the value of the Shares. In the event that the CME Bitcoin Real Time Price is incorrectly calculated, is not timely calculated or changes its calculation methodology in the future, such an occurrence may adversely impact the utility of the ITV to Shareholders. Although the BRRNY and CME Bitcoin Real Time Price are designed to accurately capture the market price of bitcoin, third parties may be able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms of the BRRNY and CME Bitcoin Real Time Price, and such transactions may take place at prices materially higher or lower than the level of the BRRNY used to establish the NAV. To the extent such prices differ materially from the level of the BRRNY used to establish the NAV, investors may lose confidence in the Shares' ability to track the market price of bitcoin, which could adversely affect an investment in the Shares.

The Sponsor, in its sole discretion, may cause the Bitwise Bitcoin Trust to price its portfolio based upon an index, benchmark or standard other than the BRRNY at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index, benchmark or standard better aligns with the Bitwise Bitcoin Trust's investment objective and strategy. The Sponsor may make this decision for a number of reasons, including, but not limited to, a determination that the BRRNY price of bitcoin differs materially from the global market price of bitcoin and/or that third parties are able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms, and such transactions may take place at prices materially higher or lower than the BRRNY price. The Sponsor, however, is under no obligation whatsoever to make such changes in any circumstance. The Constituent Platforms have changed over time.

The price of bitcoin on public digital asset trading platforms has a limited history, and during this history, bitcoin prices on the digital asset markets more generally, and on digital asset trading platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. While the BRRNY is designed to limit exposure to the interruption of individual digital asset trading platforms, the BRRNY price, and the price of bitcoin generally, remains subject to volatility experienced by digital asset exchanges, and such volatility could adversely affect the value of the Shares. Furthermore, because the number of liquid and credible digital asset trading platforms is limited, the BRRNY will necessarily be composed of a limited number of digital asset trading platforms. If a digital asset trading platform were subjected to regulatory, volatility or other pricing issues, the Benchmark Provider would have limited ability to remove such digital asset trading platform from the BRRNY, which could skew the price of bitcoin as represented by the BRRNY. Trading on a limited number of digital asset trading platforms may result in less favorable prices and decreased liquidity of bitcoin and, therefore, could have an adverse effect on the value of the Shares.

D.  FBTC

The Fidelity Wise Origin Bitcoin Fund seeks to track the performance of bitcoin, as measured by the performance of the Fidelity Bitcoin Reference Rate (the "Index"), adjusted for the Fidelity Wise Origin Bitcoin Fund's expenses and other liabilities. The Fidelity Bitcoin Reference Rate is designed to reflect the performance of bitcoin in U.S. dollars. The Index is constructed using bitcoin price feeds from eligible bitcoin spot markets and the volume-weighted median price ("VWMP") methodology, calculated every 15 seconds based on VWMP spot market data over rolling sixty-minute increments to develop a bitcoin price composite. The Index methodology was developed by Fidelity Product Services LLC (the "Index Provider") and is monitored by the Fidelity Index Committee (the "Committee") with the assistance of the Fidelity Digital Asset Indices Advisory Committee. Coin Metrics, Inc. is the third-party calculation agent ("Calculation Agent") for the Index.

The Index was developed by an affiliate of the Sponsor, the Index Provider. The Index Provider has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the Fidelity Wise Origin Bitcoin Fund's NAV. Any such changes could affect the present, past and expected levels of the Index and could adversely affect performance of the Index. The Index Provider does not have any obligation to take the needs of the Fidelity

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

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Wise Origin Bitcoin Fund, the Fidelity Wise Origin Bitcoin Fund's shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. The Index Provider has no obligation to take the needs of the Fidelity Wise Origin Bitcoin Fund or the Shareholders into consideration in determining, composing, or calculating the Index. By investing in the Fidelity Wise Origin Bitcoin Fund, shareholders will have no rights against the Index Provider or any other persons that have discretion over the Index, even though these entities administer, oversee and determine the Index.

Pricing sources used by the Index are digital asset spot markets that facilitate the buying and selling of bitcoin and other digital assets. Although many pricing sources refer to themselves as "exchanges," they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. For example, on June 5, 2023, the SEC filed lawsuits against cryptocurrency exchanges Coinbase and Binance alleging, among other things, their operation of an unlicensed securities exchange. These circumstances could affect the price of bitcoin used in Index calculations and, therefore, could adversely affect the level of the Index.

The Index is based on various inputs which include price data from various third-party bitcoin spot markets. The Index Provider does not guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source.

The Sponsor, in its sole discretion, may cause FBTC to track (or price its portfolio based upon) an index or standard other than the Index at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index or standard better reflects the price of bitcoin. The Sponsor, however, is under no obligation whatsoever to make such changes in any circumstance.

Using a VWMP methodology and price feeds from eligible bitcoin spot markets, the Index intends to represent the U.S. dollar value of one bitcoin every 15 seconds based on VWMP spot market data over rolling sixty-minute increments. As such, the VWMP methodology used to determine the NAV may not be reflective of market events and other developments that occur after its pricing window and thus this methodology may not be reflective of the then-available market price of bitcoin in periods between its calculation. Additionally, as the methodology references a median price, it may not reflect the price of bitcoin available for the Fidelity Wise Origin Bitcoin Fund to transact on any single spot market. The Sponsor does not intend, and disclaims any obligation, to determine whether the methodology used to determine the level of the Index accurately reflects the value of bitcoin or the price at which market transactions in bitcoin could be readily effected at any given time.

E.  ARKB

ARKB investment objective is to track the performance of bitcoin as measured by the performance of the CME CF Bitcoin Reference Rate — New York Variant (the "Index"), adjusted for the ARK 21Shares Bitcoin ETF's expenses and other liabilities. The Index is calculated by CF Benchmarks Ltd. (the "Index Provider") based on an aggregation of executed trade flow of major bitcoin spot exchanges. The Index is designed to reflect the performance of bitcoin in U.S. dollars. The Index currently uses substantially the same methodology as the CME CF Bitcoin Reference Rate ("BRR"), including utilizing the same six bitcoin exchanges, which is the underlying rate to determine settlement of CME bitcoin futures contracts, except that the Index is calculated as of 4:00 p.m. Eastern time, whereas the BRR is calculated as of 4:00 p.m. London time. The Shares of the ARK 21Shares Bitcoin ETF are valued daily based on the Index.

The Index was developed by the Index Provider and has a limited performance history. Although the Index is based on materially the same methodology (except calculation time) as the Index Provider's BRR, which was first introduced in November 2016, the Index itself has only been in operation since February 2022, and the Index has only featured its current roster of Constituent Exchanges since May 2022. A longer history of actual performance through various economic and market conditions would provide greater and more reliable information for an investor to assess the Index's performance. The Index Provider has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the ARK 21Shares Bitcoin ETF's NAV. The Index Provider does not have any obligation to take the needs of the ARK 21Shares Bitcoin ETF, the ARK 21Shares Bitcoin ETF's Shareholders, or anyone else into consideration in

PROSPECTUS | November 28, 2025

Additional Information About Investment Strategies and Related Risks

connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. The Index Provider has no obligation to take the needs of the ARK 21Shares Bitcoin ETF or the Shareholders into consideration in determining, composing, or calculating the Index.

Pricing sources used by the Index are digital asset spot markets that facilitate the buying and selling of bitcoin and other digital assets. Although many pricing sources refer to themselves as "exchanges," they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. These circumstances could affect the price of bitcoin used in Index calculations and, therefore, could adversely affect the bitcoin price as reflected by the Index.

The Index is based on various inputs which include price data from various third-party bitcoin spot markets. The Index Provider does not guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source.

The Sponsor, in its sole discretion, may cause the ARK 21Shares Bitcoin ETF to track (or price its portfolio based upon) an index or standard other than the Index at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index or standard better aligns with the ARK 21Shares Bitcoin ETF's investment objective and strategy.

• Equity Securities Risk — The securities markets are volatile, and the market prices of the Underlying ETPs' securities may decline generally. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. If the market prices of the securities owned by the Underlying ETPs fall, the value of your investment in the Fund will decline.

• Floor Risk — Each Underlying ETF will be subject to the first 20% of the negative price return of Spot bitcoin, and there can be no guarantee that each Underlying ETF will be successful in their strategy to limit the losses in excess of the first 20% experienced by the Underlying ETPs and/or Bitcoin Index during a Target Outcome Period. In addition, the Underlying ETFs' NAV may not change significantly when the share price of the Underlying ETPs and/or Bitcoin Index is materially below the Floor. If the Target Outcome Period has begun and the Underlying ETP's share price has decreased in value by more than 20%, the Fund purchasing or selling shares at that time may not benefit from subsequent gains in the share price of the Underlying ETPs and/or Bitcoin Index until the Floor is reached and exceeded again (i.e., the share price of the Underlying ETPs and/or Bitcoin Index has recovered to a loss of only 20% from the start of the Target Outcome Period). Because the Fund will typically buy an Underlying ETF on days other than the first day of the Underlying ETF's respective Target Outcome Period and sell an Underlying ETF on days other than the last day of its respective Target Outcome Period, it is not likely that the Fund will realize the stated Target Outcome of the Underlying ETF (i.e., there may be no ability for the Fund — and therefore the Fund's shareholders — to experience an investment gain on its shares if the Underlying ETF has risen in value to a level near or at its respective cap). Additionally, because the Fund will hold the Underlying ETFs, the Fund may purchase shares of one or more Underlying ETFs that are near or at their cap or without the protection provided by the Underlying ETF's Floor.

• FLEX Options Risk — Trading FLEX Options involves risks different from, and possibly greater than, the risks associated with investing directly in securities or in other types of options. FLEX Options, like other listed options, are traded on the U.S. options markets and are issued by OCC. However, unlike other options, the terms of FLEX Options are not all standardized. When a FLEX Option is purchased and sold in an opening transaction, the parties to the transaction have the flexibility, within limitations set forth in the rules of the options market on which the transaction occurs, to fix certain of the option's terms. The flexibility to fix certain terms is what makes FLEX Options different from other types of options. Because many of the terms of FLEX Options are not standardized, it is less likely that there will be an active secondary market in which holders and writers of such options will be able to close out their positions by offsetting sales and purchases. Because FLEX Options have variable terms that are fixed by the parties, there are no pre-established series of FLEX Options. Rather, any different series of FLEX Options may be created and outstanding at any given time as a result of the various designations of variable terms that are made in different transactions. Secondary trading interest in FLEX Options may therefore be spread over a larger number of

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

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series than the trading interest in other options, the trading interest in any particular series of FLEX Options may be very limited, the secondary markets in FLEX Options may be less deep, liquid and continuous than the markets in other options on the same underlying interests, and the premiums for FLEX Options may not correlate with premiums for such other options. In the event that trading in the FLEX Options is limited or absent, the value of the Underlying ETFs' FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Underlying ETFs Shares and result in the Underlying ETFs being unable to achieve their investment objective. Less liquidity in the trading of the Underlying ETFs' FLEX Options could have an impact on the prices paid or received by the Underlying ETFs for the FLEX Options in connection with creations and redemptions of the Underlying ETFs' Shares. Depending on the nature of this impact to pricing, the Underlying ETFs may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options.

Such overpayment or under collection may impact the value of the Underlying ETFs and whether the Underlying ETFs can satisfy their investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. The Underlying ETFs also are subject to the risk that the OCC will become insolvent or otherwise be unable to meet its obligations, which could cause the Underlying ETFs to suffer losses which may be significant.

The Underlying ETFs may not experience substantial upside participation from specific FLEX Option positions and certain FLEX Option positions may expire worthless.

OCC may base its calculations of the margin requirements for positions in a series of FLEX Options on an estimate derived from data and factors OCC deems pertinent in respect of quotations and transactions in that options series and in other options series. Alternatively, OCC may fix such margin requirements at a level it deems necessary to protect the respective interests of OCC, the clearing members and the public. As a result, the Underlying ETFs' margin requirements for positions in FLEX Options may differ from — and may be significantly greater than — the margin requirements applicable to similar positions in other options on the same underlying interest.

• FLEX Options Valuation Risk — It is expected that the FLEX Options held by the Underlying ETFs typically will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as Spot bitcoin (although they generally move in the same direction). The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of Spot bitcoin, such as changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of Spot bitcoin and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Underlying ETFs, the ability of the Underlying ETFs to value the FLEX Options becomes more difficult and the judgment of the Underlying ETFs' investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Underlying ETFs' holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Underlying ETFs to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser's judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Underlying ETFs.

• Fund-of-Funds Risk — Shareholders of the Fund will experience investment returns that are different than the investment returns provided by an Underlying ETF. The Fund does not itself pursue a defined outcome strategy, nor does the Fund itself provide downside protection against Spot bitcoin losses. Because the Fund will typically not purchase an Underlying ETF on the first day of a Target Outcome Period, it is not likely that the stated outcome of the Underlying ETF will be realized by the Fund.

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The Fund will be continuously exposed to the investment profiles of each of the Underlying ETFs during their respective Target Outcome Periods. The Fund, with its aggregate exposure to each of the Underlying ETFs, may have investment returns that are inferior to that of any single Underlying ETF or group of Underlying ETFs over any given time period. In between the semi-annual rebalancing, because the Fund is not equally weighted on a continuous basis, the Fund may be exposed to one or more Underlying ETFs disproportionately when compared to other Underlying ETFs. In such circumstances, the Fund will be subject to the over-weighted performance of such Underlying ETF. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF's expenses, subjecting Fund shareholders to duplicative expenses.

• Box Spread Risk — If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract's expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset's price movement. Furthermore, the Box Spread's value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. Each Underlying ETF's ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Underlying ETF at competitive prices. If the Box Spread does not perform as intended, the Underlying ETF could have exposure to the underlying reference asset of the options comprising the Box Spread, which is expected to be the SPY or SPX. In such a scenario, the Underlying ETF would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

• Interest Rate Risk — Interest rate risk is the risk that the value of the debt securities in the Underlying ETFs' portfolios will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security's expected principal and interest payments. Prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

• Investment in a Subsidiary — As determined necessary or advisable by the Underlying ETFs, the Underlying ETFs may invest a portion of their assets in a wholly-owned subsidiary (a "Subsidiary"), organized under the laws of the Cayman Islands.

Investment in the Subsidiary is expected to provide the Underlying ETFs with exposure to Spot bitcoin within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and Internal Revenue Service ("IRS") guidance. The Subsidiary may invest primarily in derivative instruments, including options on the Underlying ETPs and/or Bitcoin Index. The Underlying ETFs do not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets other than entities wholly owned or majority-owned by the Underlying ETFs. To the extent that Underlying ETFs invest in the Subsidiary, the Underlying ETFs may be subject to the risks associated with the above-mentioned derivative instruments and other securities, which are discussed elsewhere herein and the SAI. To comply with the asset diversification test applicable to a RIC (discussed elsewhere in this prospectus), the Underlying ETFs intend to limit their investments in such Subsidiary to 25% of the respective Underlying ETF's total assets at the end of each taxable quarter.

Although the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in each Underlying ETFs' Prospectus and Statement of Additional Information, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. The Board of Trustees, however, has oversight responsibility for the investment activities of each Underlying ETFs, including its investment in its respective subsidiary. In addition, each Underlying ETF is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of a Subsidiary will be sold or offered to other investors.

The Underlying ETFs will treat a Subsidiary's assets as assets of the respective Underlying ETFs for purposes of determining compliance with various provisions of the 1940 Act applicable to the Underlying ETFs, including those relating to investment policies for purposes of Section 8, capital structure so that the Underlying ETFs treat the debt of the Subsidiary as their own for purposes of Sections 18, and affiliated transactions and custody for purposes of Sections 17. The Adviser to the Subsidiary complies with the provisions of Section 15 of the 1940 Act as an investment adviser to the Underlying ETFs, as defined in

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Additional Information About Investment Strategies and Related Risks

Section 2(a)(20) of the 1940 Act. Each of the Underlying ETFs' Subsidiary and its board agree to designate an agent for service of process in the United States. Each Underlying ETFs' Subsidiary's custodian is State Street Bank and Trust Company.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Underlying ETFs and/or a Subsidiary to operate as described in the Underlying ETFs' Prospectus and Statement of Additional Information and could negatively affect the Underlying ETFs and its shareholders.

The Adviser also serves as the investment adviser to the Subsidiary but will not receive separate compensation for services provided to the Subsidiary.

• Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Underlying ETFs' investments in illiquid securities may reduce the returns of the Underlying ETFs because they may be unable to sell the illiquid securities at an advantageous time or price.

• Liquidity Risk — FLEX Options — In the event that trading in the underlying FLEX Options is limited or absent, the value of the Underlying ETFs' FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Underlying ETFs require a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Underlying ETFs for their FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

• Liquidity Risk — Listed Options — There is no guarantee that a liquid secondary trading market will exist for the Listed Options. The trading in the Listed Options in which the Underlying ETFs may invest may be less deep and liquid than the market for certain other exchange traded option contracts. In a less liquid market for the Listed Options terminating the Listed Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of Listed Options may more significantly impact the price in a less liquid market. Further, each Underlying ETF requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Underlying ETFs for their Listed Option positions. A less liquid trading market may adversely impact the value of the Listed Options and the value of your investment.

• Liquidity Risk — OTC Options — There is no guarantee that a liquid secondary trading market will exist for the OTC Options in which the Underlying ETFs may invest. The trading in OTC Options may be less deep and liquid than the market for certain other securities, including exchange traded option contracts. In a less liquid market for the OTC Options, terminating the OTC Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. A less liquid trading market may adversely impact the value of the OTC Options and the value of your investment.

• Management Risk — Investment decisions will be made for the Fund by the Adviser. The Fund is subject to management risk because, in relying on the Adviser to achieve its investment objective, it runs the risk that the Adviser's investment techniques will fail to produce intended results and that this may cause the Fund to incur significant losses. Purchasing and selling options are highly specialized activities and entail higher risks than simply purchasing and selling publicly traded securities. The Adviser may fail to use options effectively and options purchased or sold by the Fund may fail to perform as expected by the Adviser. The Fund's success will depend in part on the Adviser's ability to correctly predict the rates of return and risks of the options that it sells or buys.

• Market Fluctuation Tax Risk and Cash Transaction Risk — The Fund is acquiring shares of the Underlying ETFs in the open market. When the Fund sells shares of the Underlying ETFs in the open market, the Fund will recognize gain or loss on the disposition of the shares, which could have a negative impact on Fund returns. In addition, note that the Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash rather than in-kind. If the Fund effects redemptions for cash, it may be required to sell shares of the Underlying ETFs in order to obtain the cash needed to distribute

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Additional Information About Investment Strategies and Related Risks

redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute such shares only in-kind. The Fund intends to distribute these gains to shareholders to maintain its qualification as a RIC and avoid a fund-level tax. As a result, shareholders may receive a larger amount of, or accelerated, taxable distributions from the Fund than if the Fund did not employ such a strategy. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund's shares than for ETFs that distribute portfolio securities in-kind. The Fund's use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective.

• Market Maker Risk — If the Underlying ETFs have lower average daily trading volumes, they may rely on a small number of third-party market makers to provide a market for the purchase and sale of Underlying ETFs' Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Underlying ETFs' net asset value and the price at which the Underlying ETFs' Shares are trading on the Exchange, which could result in a decrease in value of the Underlying ETFs Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Underlying ETFs' portfolio securities and the Underlying ETFs' market price. This reduced effectiveness could result in Underlying ETFs' Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for the Underlying ETFs' Shares.

• Market Risk — The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock or fixed-income market, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests.

• New Fund Risk — The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

• Non-Diversification Risk — The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

• Operational Risk — The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund's ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

• Options Risk — The use of options by the Underlying ETFs involves investment strategies and risks different from those associated with ordinary portfolio transactions and depends on the ability of the Underlying ETFs' portfolio managers to forecast market movements correctly. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in those indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. The Underlying ETFs' ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed option is dependent, in part, upon the liquidity of the options market. An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which provides a secondary market for

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Additional Information About Investment Strategies and Related Risks

an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Underlying ETFs will not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on a national securities exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options). In addition, the hours of trading for options on an exchange may not conform to the hours of trading of the underlying securities, creating a risk of significant changes in the prices of underlying securities that are not immediately reflected in the options markets. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Underlying ETFs' ability to utilize options successfully will depend on the ability of the Underlying ETFs' investment adviser to predict pertinent market movements, which cannot be assured. Until FLEX Options and/or Listed Options become available, the Underlying ETFs will purchase and sell OTC Options, which involves risks different from, and possibly greater than, the risks associated with exchange-listed options. OTC Options may expose the Underlying ETFs to the risk that a counterparty may be unable or unwilling to perform according to a contract, and that any deterioration in a counterparty's creditworthiness could adversely affect the instrument. In addition, the Underlying ETFs may be exposed to a risk that losses may exceed the amount originally invested.

The holder of an option may terminate its position in an option it has purchased by allowing it to expire or by exercising the option. If an option is European style, it may be exercised only on its expiration date. If the option is American style, it may be exercised on any day up to and including its expiration date. While the Underlying ETFs expect to enter into European style options that are exercisable at the strike price only on the expiration date at the end of an Outcome Period, it may enter into American style options from time to time. When an Underlying ETF writes an American style option, it has no control over when it will be required to fulfill its obligations and there is risk that a counterparty will exercise the option at a time that is not advantageous to the Underlying ETF. If an American style option is exercised, the Underlying ETFs may close out the corresponding purchased option and enter into new options. There can be no guarantee that an Underlying ETF will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time or that the Underlying ETFs will not suffer losses as a result of a written option being exercised prior to the end of an Outcome Period.

• OTC Options Risk — Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the Underlying ETPs underlying an OTC Option it has entered into with the Underlying ETFs or fails to make a cash settlement payment due in accordance with the terms of that option, the Underlying ETFs will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Adviser's assessment of any Counterparty may be inaccurate or incomplete and is subject to considerable judgment, which may be incorrect.

• Position Limits Risk — The options exchanges have established limits on the maximum number of puts and calls covering the same underlying security that may be held or written by a single investor or group of investors acting in concert or under common control (regardless of whether the options are purchased or written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). These are referred to as "position limits." The position limit applicable to a particular option class is determined by the options exchange based on the number of shares outstanding and trading volume of the security underlying the option. The rules of the options markets generally limit the maximum number of options on the same side of the market (i.e., calls held plus puts written, or puts held plus calls written) with respect to a single underlying interest that may be carried in the accounts of a single investor or group of investors acting in concert. An options market may require that positions in certain Listed Options or FLEX Options be aggregated with positions in certain other options for purposes of calculating position limits.

The clearing members that clear the Underlying ETFs' listed option positions are required to monitor and report the Underlying ETFs' positions to the options exchanges and may be required to liquidate positions in excess of these limits. Failure to comply with position limits may result in the imposition of fines and other sanctions by the options exchanges.

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Additional Information About Investment Strategies and Related Risks

Even if an Underlying ETF does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated. Therefore, the trading decisions of the Adviser may have to be modified and positions held by an Underlying ETF liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of an Underlying ETF and prevent the Underlying ETF from achieving its investment objective. A violation of position limits could also lead to regulatory action materially adverse to an Underlying ETF's investment strategy.

• Premium/Discount Risk — The market price of the Fund's shares will generally fluctuate in accordance with changes in the Fund's net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund's investment advisor cannot predict whether shares will trade below at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund's shares may become less liquid in response to deteriorating liquidity in the market for the Fund's underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund's shares and their net asset value and the bid/ask spread on the Fund's shares may widen.

• Secondary Market Trading Risk — Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. Although the Fund Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund Shares on the Exchange may be halted.

• Sector Risk — To the extent the Underlying ETPs invest a significant portion of their assets in a particular sector, a greater portion of the Fund's performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market, and it is possible that one or more, if not all of the Underlying ETPs may underperform the broader market, or experience greater volatility.

• Significant Exposure Risk — The Fund intends to generally rebalance its portfolio to equal weight (i.e., 25% per Underlying ETF) semi-annually, in connection with the reset of each Underlying ETF. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Fund having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Fund's returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures.

• Target Outcome Period Risk — Each Underlying ETF's investment strategy is designed to deliver returns that match the price return of Spot bitcoin if shares are bought on the day on which the Underlying ETF enters into the OTC Options and/or FLEX Options (i.e., the first day of a Target Outcome Period) and held until those OTC Options and/or FLEX Options expire at the end of the Target Outcome Period subject to the cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each semi-annual rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each semi-annual rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event the Fund acquires shares after the first day of a Target Outcome Period or disposes of shares prior to the expiration of the Target Outcome Period, the value of the Fund's investment in Underlying ETF shares may not be protected against a decline in the value of Spot bitcoin and may not participate in a gain in the value of Spot bitcoin for the Fund's investment period.

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Additional Information About Investment Strategies and Related Risks

• Tax Risk — The Fund and each Underlying ETF intend to elect and to qualify each year to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. The federal income tax treatment of certain aspects of each Underlying ETF's operations — including its options strategy, its hedging strategy, and the possible application of the "straddle" rules and various loss limitations — is not entirely clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to RICs if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to RICs could cause an Underlying ETF to fail to qualify as such. If an Underlying ETF were to fail to qualify as a RIC for purposes of the Code, the Fund may not meet the diversification tests necessary to qualify as a RIC, and, thus, may lose its own RIC status. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund's Board of Trustees may determine to reorganize or close the Fund or materially change the Fund's investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

To qualify and maintain its status as a RIC, each Underlying ETF must derive at least 90% of its gross income each year from "qualifying income," meet certain diversification tests at the end of each quarter and meet an annual distribution test. For purposes of the qualifying income requirement, the treatment of derivatives that provide exposure to the Underlying ETPs or bitcoin is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. If an Underlying ETF were to treat income or gain from particular instruments linked to bitcoin as qualifying income, an adverse determination or future guidance by the IRS with respect to the treatment of income or gain from those investments may adversely affect the Underlying ETF's ability to qualify as a RIC. For purposes of the diversification tests, the identification of the issuer (or, in some cases, issuers) of a particular Underlying ETF investment can depend on the terms and conditions of that investment. In particular, there is no published IRS guidance or case law on how to determine the "issuer" of certain derivatives that the Fund will enter into. The Underlying ETPs are expected to be treated as the issuer of certain of the Underlying ETFs' investments, which may make it more difficult for the Underlying ETFs to meet the diversification tests. In addition, an adverse determination or future guidance by the IRS with respect to issuer identification for an Underlying ETF's investments may adversely affect the Underlying ETF's ability to qualify as a RIC. An Underlying ETF's investments in offsetting positions with respect to the Underlying ETPs may affect the character of gains or losses realized by the Underlying ETF under the Code's "straddle" rules and may increase the amount of short-term capital gain realized by the Underlying ETFs.

The federal income tax treatment of options comprising the Box Spreads and of other swaps and derivatives may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Underlying ETFs realize from their investments. As a result, a larger portion of an Underlying ETF's distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by an Underlying ETF.

• Trading Issues Risk — Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund's assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

• Underlying ETF Concentration Risk — An Underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Underlying ETF's investments more than the market as a whole, to the extent that the

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Additional Information About Investment Strategies and Related Risks

Underlying ETF's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.

• Underlying ETF Exposure Risk — An investment in the Fund may provide returns that are lower than the returns that an investor could achieve by investing in one or more of the Underlying ETFs alone. Additionally, if one or more of the Underlying ETFs has exceeded its cap at the time that you invest in the Fund, you may derive no benefit from the Fund's investment in that Underlying ETF until the next reset of the Underlying ETF. Likewise, if one or more of the Underlying ETFs has decreased in value below its downside protection at the time that you invest in the Fund, you may derive no downside protection from the Fund's investment in that Underlying ETF. See Cap Risk and Capped Upside Risk above. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF's expenses, subjecting Fund shareholders to duplicative expenses. The Fund does not itself pursue a target outcome strategy and does not provide any downside protection against Underlying ETF losses.

• Underlying ETF Risk — The Fund's investment in shares of the Underlying ETFs subjects it to the risks of owning the securities held by the Underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including absence of an active market risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF's expenses, subjecting Fund shareholders to duplicative expenses.

• Underlying ETP Risk — Each Underlying ETF may invest in OTC Options and FLEX Options and/or Listed Options that reference one or more Underlying ETPs or an Index of Underlying ETPs, which subjects the Underlying ETF to certain of the risks of owning shares of one or more Underlying ETPs as well as the types of instruments in which the Underlying ETPs invest. The value of an Underlying ETP will fluctuate over time based on fluctuations in the values of the securities held by the Underlying ETP, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, Underlying ETPs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETPs and, in turn, the value of the Underlying ETF's shares. It is possible that the performance of each Underlying ETP will not be positively correlated to the performance of Spot bitcoin. An Underlying ETP that tracks an index may not exactly track the performance of the Index due to cash drag, differences between the portfolio of the Underlying ETP and the components of the Index, expenses and other factors.

• Valuation Risk — During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Underlying ETFs, the ability of the Underlying ETFs to value the OTC Options, FLEX Options and Listed Options may become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Underlying ETFs to accurately assign a daily value.

The following are non-principal risks that generally apply to the Fund:

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to the Fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, "ransomware" that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund, Calamos Advisors, custodian, transfer agent, distributor, market maker, authorized participants, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund's investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Investment Management Risk. Whether the Fund achieves its investment objective(s) is significantly impacted by whether the Adviser is able to choose suitable investments for the Underlying ETFs.

Market Disruption Risk. Certain events have a disruptive effect on securities markets, including but not limited to, terrorist attacks, war and other geopolitical events or catastrophes. The Adviser cannot predict the effect of similar events in the future

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Additional Information About Investment Strategies and Related Risks

on the U.S. or foreign economies. Certain securities such as high yield and equity securities tend to be impacted more by these events than other types of securities in terms of price and volatility.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund's ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events. Since the 2008 financial crisis, financial markets throughout the world have experienced periods of increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (such as wars, terror attacks, natural or environmental disasters, country instability, and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, dramatic changes in currency exchange rates, and public sentiment.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, rapid technological developments, such as artificial intelligence, and other circumstances in one country or region could have profound impacts on global economies or markets. Widespread disease and virus epidemics and pandemics, such as the coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments.

Portfolio Security Holdings Disclosure

A description of the Fund's policies and procedures in connection with the disclosure of portfolio security holdings of the Fund are available in the SAI and on the Fund's website, www.calamos.com.

PROSPECTUS | November 28, 2025

Fund Facts

Who manages the Fund?

Investment Adviser

The Fund is advised by Calamos Advisors LLC ("Calamos Advisors" or the "Adviser"), 2020 Calamos Court, Naperville, Illinois 60563. Calamos Advisors, an investment adviser registered with the SEC effective May 29, 1987, is a wholly owned subsidiary of Calamos Investments LLC ("CILLC"). CILLC's assets under management as of December 31, 2024, were $40 billion ($38 billion of which represented Calamos Advisors' assets under management). Calamos Asset Management, Inc. ("CAM") is the sole manager of CILLC. As of July 31, 2025, approximately 22.4% of the outstanding interests of CILLC was owned by CAM, 77.72% by Calamos Partners LLC ("CPL"), and 0.04% by Calamos Equity Partners LLC ("CEP"). CAM is owned by John P. Calamos, Sr. and John S. Koudounis. CPL is owned by Calamos Family Partners, Inc. ("CFP") and John S. Koudounis. CFP is beneficially owned by members of the Calamos family, including John P. Calamos, Sr. CEP is owned by John S. Koudounis and Daniel L. Dufresne. Subject to the overall authority of the Board of Trustees, Calamos Advisors provides continuous investment supervision and management to the Fund under a management agreement and also furnishes office space, equipment and management personnel. For these services, the Fund pays Calamos Advisors a fee based on its average daily net assets, which is accrued daily and paid on a quarterly basis. The Fund will pay fees (before any reimbursement) under the management agreement in the following amounts as a percentage of its average net assets:

ETF	FEES
Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®	0.10%

Out of this management fee, Calamos Advisors pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, brokerage commissions, and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

At a meeting held on August 20, 2025, the Board of Trustees approved the Investment Management Agreement for the Fund. A discussion regarding the basis for the Board's approval of the Investment Management Agreement on behalf of the Fund will be included in the first shareholder report that covers the period in which the Fund commences operations.

Portfolio Managers

David O'Donohue. David O'Donohue joined Calamos Advisors in August 2014 and is a Sr. Co-Portfolio Manager (since February 2024) and Co-Head of Alternative Strategies (since July 2024) and was a Co-Portfolio Manager from September 2015 through January 2024. Between March 2013 and August 2014, he was a Trader at Forty4 Asset Management LLC/Hard8 Futures LLC. Prior thereto, Mr. O'Donohue was a Portfolio Manager at Chicago Fundamental Investment Partners LLC from February 2009 to November 2012.

Jimmy Young. Jimmy Young joined Calamos Advisors in June 2003 and has been a Co-Portfolio Manager since February 2019. Between February 2018 and February 2019, he was an Assistant Portfolio Manager. Prior thereto, he was a senior strategy analyst from September 2015 to February 2018. Between July 2013 and August 2015, he was a strategy analyst.

Eli Pars. Eli Pars joined Calamos Advisors in May 2013 and has been Co-CIO, Co-Head of Alternative Strategies (since July 2024; previously served as Head of Alternative Strategies from September 2015 to June 2024) and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012.

Jason Hill. Jason Hill joined Calamos Advisors in March 2004 and has been a Sr. Co-Portfolio Manager since February 2024 and was a Co-Portfolio Manager from June 2014 through January 2024. Between August 2013 and June 2014, he was a Senior Strategy Analyst. Previously, he was a Portfolio Administrator.

Anthony Vecchiolla. Anthony Vecchiolla joined Calamos Advisors in May 2014 and since February 2023 has been a Co-Portfolio Manager. Previously, he was a Research Associate from May 2014 to August 2015, a Research Analyst from

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September 2015 to February 2020, a Senior Research Analyst from February 2020 to February 2021, and an Assistant Portfolio Manager from February 2021 to January 2023.

Jordan Rosenfeld. Jordan Rosenfeld joined Calamos Advisors in April 2025 and is a Co-Portfolio Manager. Between June 2018 to March 2025, Mr. Rosenfeld was a Senior Director and Portfolio Manager at Milliman, where he was responsible for managing derivatives strategies in exchange-traded funds, mutual funds, and unit investment trusts. Previously, he was a Trader at Gelber Group from January 2016 to December 2017.

The Fund's SAI provides additional information about each portfolio manager, including other accounts they manage, their ownership in the Calamos Family of Funds and their compensation.

Management Approach

Calamos Advisors employs a "team of teams" approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers and Associate Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO's team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross-team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of Calamos Advisors' Investment Committee, made up of the Global CIO, the Co-CIO team, and the Global Head of Trading. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•  Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•  Promotes collaboration between teams; and

•  Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•  Form the firm's top-down macro view, market direction, asset allocation, and sector/country positioning.

•  Establish firm-wide secular and cyclical themes for review.

•  Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•  Review firm-wide, portfolio and individual security liquidity constraints.

•  Evaluate firm-wide and portfolio investment performance.

•  Evaluate firm-wide and portfolio hedging policies and execution.

•  Evaluate enhancements to the overall investment process.

How to Buy and Sell Shares

Fund Shares are listed for secondary trading on the Exchange under the symbol CPSL and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The Exchange and secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

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The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund's net asset value, which is calculated at the end of each business day.

Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the Fund's net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods.

Authorized Participants may acquire shares directly from the Fund, and Authorized Participants may tender their shares for redemption directly to the Fund, at NAV per share only in Creation Units. Purchases and redemptions directly with the Fund must follow the Fund's procedures, which are described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Fund Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Fund Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Fund Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund Shares, you are not entitled to receive physical delivery of stock certificates or to have Fund Shares registered in your name, and you are not considered a registered owner of Fund Shares. Therefore, to exercise any right as an owner of Fund Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of the Fund on the Exchange may differ from the Fund's daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of the Fund.

The approximate value of Shares of the Fund, an amount representing on a per share basis the sum of the current market price of the cash or securities, as applicable, accepted by the Fund in exchange for Shares of the Fund and an estimated cash component, if any, is disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Fund Shares and the Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in Shares of the Fund occurs on the secondary market, and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by Authorized Participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Fund Shares. Cash purchases and/or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Fund Shares trade at or close to NAV.

The Fund impose no restrictions on the frequency of purchases and redemptions ("market timing"). To minimize these potential consequences of frequent purchases and redemptions of Fund Shares, the Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund

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incurs in effecting trades. In addition, the Adviser monitors trades by Authorized Participants for patterns of abusive trading and the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares. The Trust's policies and procedures regarding frequent purchases and redemptions may be modified by the Board of Trustees at any time.

The Trust's policies and procedures prohibit the practice of any officer or employee of the Trust, a Trust investment adviser (including any sub-adviser), the distributor, custodian, or transfer agent, or other affiliated person of the Trust placing orders to purchase or redeem shares of a series of the Trust after the designated time as of which the Fund calculates its NAV (i.e., "late trading").

Distribution and Service Plan

The Fund has adopted a distribution and service plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services ("Service Providers"). If a Service Provider provides such services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund, however, and there are no current plans to impose these fees. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis.

Fund Website and Disclosure of Portfolio Holdings

The Trust maintains a website for the Fund at www.calamos.com. Among other things, this website includes this Prospectus and the SAI, and will include the Fund's holdings, the Fund's last annual and semi-annual reports (when available), pricing information about Fund Shares trading on the Exchange, daily NAV calculations and a historical comparison of the trading prices to NAV.

Each day the Fund is open for business, the Trust publicly disseminates the Fund's full portfolio holdings as of the close of the previous day through its website at www.calamos.com. A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI.

Dividends, Other Distributions and Taxes

Fund Distributions

The Fund intends to distribute its net realized capital gains, if any, to shareholders annually. Ordinarily, the Fund intends to declare and pay dividends from net investment income, if any, at least annually.

Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain dividends."

Brokers may make available to their customers who own Fund Shares the DTC book-entry dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized gains will be automatically reinvested in additional whole Fund Shares of the Fund purchased in the secondary market. Without this service, investors would receive their distributions in cash.

Taxes

As with any investment, you should consider how your investment in Fund Shares will be taxed. The tax information in this prospectus is provided only as general information. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. However, with respect to certain tax issues, the summaries describe the general

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tax treatment of certain distributions made to corporations and non-U.S. persons. In addition, this section does not describe your state, local or non-U.S. tax consequences. You should consult your own tax advisor about the tax consequences of an investment in Fund Shares.

Fund distributions to you and the sale or redemption of your Fund Shares will have tax consequences to you. Such consequences may be different if you hold your Fund Shares through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account or 401(k) plan.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a "RIC") under the Code. As a RIC, the Fund is generally not subject to corporate-level U.S. federal income tax on any net ordinary income or capital gains that are timely distributed to shareholders. Each Underlying ETF also intends to qualify each year as a RIC. The tax treatment of certain investments made by the Underlying ETFs is not certain. An adverse determination or future guidance by the IRS might affect an Underlying ETF's ability to qualify as a RIC, and such a failure by an Underlying ETF may bear adversely on the Fund's ability to qualify for treatment as a RIC.

The Fund's failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in corporate-level taxation and, consequently, a reduction in amounts available for distribution to shareholders.

The Underlying ETFs may enter into option agreements with the same counterparty but has taken the position that the option agreements are separate agreements. Under general tax principles, the Underlying ETFs in certain circumstances would not accrue income on separate option agreements during the term of the agreements. However, if the agreements are treated as one agreement, the Underlying ETFs might be required to accrue income and make annual distributions of income. If the Underlying ETFs are required to accrue income, but do not distribute the income to shareholders, the Underlying ETFs may fail to qualify as a RIC. In addition, if the agreements are treated as one agreement, the Underlying ETFs may fail either or both of the RIC income and diversification tests.

For purposes of the diversification tests, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of such investment. In particular, there is no published IRS guidance or case law on how to determine the "issuer" of various derivatives that the Underlying ETFs may enter into. Therefore, there is a risk that the Underlying ETFs will not meet the Code's diversification requirements and will not qualify, or will be disqualified, as a RIC.

The Underlying ETFs must derive at least 90% of their gross income each year from "qualifying income." The treatment of derivatives that provide exposure to the Underlying ETPs or bitcoin is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. An adverse determination or future guidance by the Internal Revenue Service with respect to the treatment of income or gain from those investments may adversely affect the Underlying ETF's ability to qualify as a RIC.

Taxes on Distributions

Distributions by the Fund generally are taxable to you as ordinary income or capital gains. Distributions are subject to federal income tax, whether received in cash or reinvested in additional Fund shares or shares of another fund, and may be subject to state or local taxes. Distributions of the Fund's "investment company taxable income" generally will be taxable as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Notwithstanding the foregoing, distributions that are attributable to "qualified dividends" received by the Fund may be eligible to be taxed at long-term capital gains rates, as long as the Fund and the shareholder meet certain holding period requirements. It is not anticipated that the Fund will have qualified dividend income.

Distributions of the Fund's net capital gain that are properly reported by the Fund as "capital gain dividends" will generally be taxable to you as long-term capital gains, currently at a maximum rate of 20%, regardless of your holding period in the Fund's Shares. Each Underlying ETF's option strategy may reduce the amount of dividends that might otherwise qualify as capital gains dividends. Distributions in excess of the Fund's current and accumulated earnings and profits first will reduce your adjusted tax basis in your Fund Shares and, after the adjusted basis is reduced to zero, will constitute capital gain. Such capital gain will be

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long-term capital gain and thus, will be taxed at a maximum rate of 20%, if the distributions are attributable to Fund Shares that you have held for more than one year.

Certain non-corporate taxpayers will also be subject to a 3.8% U.S. federal Medicare contribution tax with respect to the lesser of (1) their "net investment income" or (2) the excess of their "modified adjusted gross income" over a threshold amount ($200,000 for single taxpayers and $250,000 for taxpayers who are married and filing jointly).

Corporate shareholders of the Fund are generally eligible for a dividends-received deduction with respect to ordinary income dividends (but not capital gain dividends) properly designated as eligible for such deduction by the Fund, as long as the Fund and the corporate shareholder meet certain holding period and other requirements. It is not anticipated that the Fund will make distributions eligible for the dividend-received deduction.

Under a dividend reinvestment service, you may have the option to have all cash distributions automatically reinvested in additional Fund Shares. Any distributions reinvested under such a service will nevertheless be taxable to you as described above.

You will have an adjusted basis in the additional Fund Shares purchased through such a reinvestment service equal to the amount of the reinvested distribution plus the amount of any fees charged for the transaction. The additional Fund Shares will have a holding period commencing on the day following the day on which they are credited to your account.

A distribution will reduce the Fund's NAV per Share and generally will be taxable to you as ordinary income or capital gain even if it is paid from unrealized appreciation or income or gains earned by the Fund before you invested in the Fund. From an investment standpoint, such a distribution constitutes a return of capital. However, from a tax standpoint, it constitutes taxable income. In general, distributions are subject to federal income tax as of the date of payment. However, distributions paid in January will be treated as paid on December 31 of the prior year if they were declared and payable to shareholders of record on a date in October, November or December of the prior year.

The Fund intends to invest substantially all of its assets in the Underlying ETFs, and so substantially all of the Fund's income will be as a result of distributions from Underlying ETFs and the sale of shares of the Underlying ETFs. An Underlying ETF's transactions in derivatives, including FLEX Options, may be subject to one or more special tax rules. These rules may affect whether gains and losses recognized by the Underlying ETF are treated as ordinary or capital, accelerate the recognition of income or gains to the Underlying ETF, defer losses to the Underlying ETF, and cause adjustments in the holding periods of the Underlying ETF's securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions by the Underlying ETFs and thus distribution by the Fund to shareholders.

Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., "marked to market") at the end of each year. The FLEX Options included in an Underlying ETF's portfolio are exchange-traded options and may be subject to Section 1256 of the Code.

The straddle rules may affect the character of gains (or losses) realized by the Underlying ETFs, and losses realized by the Underlying ETFs on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Underlying ETFs may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Underlying ETFs are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Underlying ETFs, which is taxed as ordinary income when distributed to the Fund in a non-liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if an Underlying ETF makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to the Fund as ordinary income may be increased substantially as compared to an Underlying ETF that did not engage in such transactions.

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You may be subject to federal back-up withholding tax, if you do not provide the Fund with a taxpayer identification number (for an individual, a social security number) and make other required certifications, or the IRS informs the Fund that your tax identification number is incorrect. Backup withholding is not an additional tax. You may claim the amount withheld as a credit on your federal income tax return, provided you furnish the appropriate information to the IRS.

Taxes When Shares are Sold

Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if you have held the Fund Shares for more than one year and as short-term capital gain or loss if you have held the Fund Shares for one year or less. The ability to deduct capital losses realized on a sale of Fund Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant that exchanges equity securities for Creation Units will generally recognize a gain or a loss on the exchange. Any such gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange, plus (or minus) the cash amount received (or paid), and such Authorized Participant's aggregate basis in the securities surrendered. A person who redeems Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the aggregate market value of the securities received plus (or minus) any cash received (or paid), and such person's basis in the Creation Units redeemed. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in the Authorized Participant's economic position with respect to such Creation Units. Persons exchanging securities should consult their own tax advisor with respect to the applicability of the wash sale rules and the availability and timing of a deduction for any loss. In addition, when a regulated investment company redeems a shareholder in kind, the regulated investment company generally is not required to recognize taxable gains in respect of the portfolio securities it distributes to the redeeming shareholder. However, the Fund may be required to recognize taxable gain on the distribution of certain securities, and the IRS may assert that the Fund must recognize taxable gain in respect of certain other securities that the Fund distributes to a shareholder in exchange for Creation Units, which may increase the amount of taxable gains that the Fund would otherwise be required to distribute in order to maintain its qualification as a regulated investment company and avoid the Fund-level tax. In addition, the Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash rather than in-kind, in which case the Fund may be required to sell shares of the Underlying ETFs in order to obtain the cash needed to distribute redemption proceeds which may increase the amount of taxable gains that the Fund would otherwise be required to distribute.

Any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Creation Units have been held for more than one year and as short-term capital gain or loss if the Creation Units have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.

Authorized Participants that are dealers may be subject to special tax rules and should consult their own tax advisors regarding the tax consequences of purchasing and redeeming Creation Units in their capacity as dealers.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Each Underlying ETF's option strategy may reduce the amount of distributions otherwise eligible to be capital gains dividends.

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Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gains dividends that the Fund pays.

Other Tax Matters

The foregoing is only a summary of certain federal income tax considerations of investing in the Fund under current law, which is subject to change in the future. Shareholders who are not U.S. persons within the meaning of the Code, such as non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different U.S. federal income tax treatment.

You may also be subject to state and local taxes on distributions paid by the Fund, and sales and redemptions of Fund shares. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific tax situation. More information about taxes can be found in the Fund's SAI.

Net Asset Value

The NAV of shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ official closing price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent (s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Futures, swaps and options contracts listed for trading on a futures or options exchange or board of trade for which market quotations are generally available are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price. Total return swaps on exchange-listed securities are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price.

Securities held by the Fund are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Board of Trustees ("Valuation Procedures"). If market quotations are not readily available, securities or other assets will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security or other asset may be materially different than the value that could be realized upon the sale of that security or other asset. The fair value prices can differ from market prices. The Board of Trustees has designated Calamos Advisors as "valuation designee"

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for the Fund. The valuation designee is responsible for determining the value of the Fund's investments. The designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to ensure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities or other assets.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Fund Service Providers

State Street Bank and Trust Company ("State Street"), located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the Fund's administrator, custodian, fund accounting and transfer agent.

Calamos Financial Services LLC ("CFS") serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

Ropes & Gray LLP, located at 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606, serves as legal counsel to the Trust.

Premium/Discount Information

Information showing the number of days the market price of the Fund Shares was greater (at a premium) and less (at a discount) than the Fund's NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.calamos.com.

Investments in Other Investment Companies

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund's total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities.

The Fund will invest in the Underlying ETFs beyond these statutory limitations in reliance on Section 12(d)(1)(G) of the 1940 Act.

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

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PROSPECTUS | November 28, 2025

Financial Highlights

The Fund commenced investment operations on October 14, 2025 and therefore has not yet completed a fiscal period and has no performance history to show here. In the future, financial highlights for this Funds will be presented in this section of the prospectus.

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

Other Information

Continuous Offering

The method by which Creation Units of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Fund Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Fund Shares and sells the Fund Shares directly to customers or if it chooses to couple the creation of a supply of new Fund Shares with an active selling effort involving solicitation of secondary market demand for Fund Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Fund Shares, whether or not participating in the distribution of Fund Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Fund Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Summary of Certain Provisions of the Second Amended and Restated Trust Instrument

The summary below is a synopsis of certain provisions contained in the Trust's Second Amended and Restated Trust Instrument (the "Trust Instrument"). Shareholders should refer to the Trust Instrument for further information. Defined terms have the meanings contained in the Trust Instrument.

Derivative Actions

The Second Amended and Restated Trust Instrument (the "Trust Instrument") requires, within Section 9 of Article IV, that before bringing any derivative action on behalf of the Fund, Shareholders must have made a written demand to the Board of Trustees requesting that they cause the Trust or affected Series or Class, as applicable, to file the action itself.

In order to warrant consideration, any such written demand must include at least the following:

(1)  a detailed description of the action or failure to act complained of and the facts upon which each such allegation is made;

(2)  a statement to the effect that the complaining Shareholders believe that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the right of the Trust or the affected Series or Class, as applicable and an explanation of why the complaining Shareholders believe that to be the case;

(3)  a certification that the following requirements have been met, as well as information reasonably designed to allow the Trustees to verify that certification:

(a)  each complaining Shareholder was a Shareholder of the Trust or the affected Series or Class, as applicable, at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time; and

(b)  each complaining Shareholder was a Shareholder of the Trust or the affected Series or Class, as applicable, as of the time the demand required by Section 9 of Article IV was made; and

(4)  a certification that each complaining Shareholder will be a Shareholder of the Trust or the affected Series or Class, as applicable as of the commencement of the derivative action.

PROSPECTUS | November 28, 2025

Other Information

The Trust Instrument further provides that at least 10% of the Shareholders of the Trust or the affected Series or Class, as applicable, must join in bringing the derivative action. This provision does not apply to claims brought under the federal securities laws.

The Trust Instrument also provides that a copy of the derivative complaint must be served on the Trust, assuming the requirements described above have already been met and the derivative action has not been barred as further described in the Trust Instrument.

Forum and Waiver of Jury Trial

Section 10 of Article X of the Trust Instrument outlines which shareholder actions must be brought in state court and which must be brought in federal court. This section states in particular that, unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under any federal securities law. This provision may increase costs for a shareholder to bring a claim or may limit a shareholder's ability to bring a claim in a judicial forum that they find more convenient or favorable. While the enforceability of the exclusive forum provisions may be challenged, this section also provides that if any provisions of Section 10 shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining portions will still apply.

Section 10 of Article X of the Trust Instrument also states that shareholders and all other such persons bringing any such suit, action, or proceeding in the Superior Court in the State of Delaware waive the right to a trial by jury to the fullest extent permitted by law.

CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®

For more detailed information on the Fund, several additional sources of information are available to you. The Fund's SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund's performance during the last fiscal year. In Form N-CSR, you will find the Fund's annual and semi-annual financial statements. The Fund's most recent SAI, annual or semi-annual reports and certain other information are available free of charge by calling the Fund at (866) 363-9219, on the Fund's website at www.calamos.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

2020 Calamos Court
Naperville, IL 60563-2787
866.363.9219

www.calamos.com

SEC File
#811-22887

CBTLSTAPRO 112825

Dated November 28, 2025

STATEMENT OF ADDITIONAL INFORMATION

Fund	Ticker
Calamos Laddered S&P 500® Structured Alt Protection ETF®	CPSL

2020 Calamos Court
Naperville, Illinois 60563
866.363.9219

This Statement of Additional Information (“SAI”) relates to Calamos Laddered S&P 500® Structured Alt Protection ETF® (the “Fund”), a series of the Calamos ETF Trust (the “Trust”). This is not a prospectus, but provides information that should be read in conjunction with the prospectus for the Fund, dated November 28, 2025 in and any supplements thereto, which are incorporated herein by reference. Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by calling the Fund at (866) 363-9219, visiting the Fund’s website at www.calamos.com or through your financial advisor.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.

THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on June 17, 2013. The Trust is an open-end, registered management investment company. The Trust currently offers Fund Shares in forty-two series of the Trust. Series other than the Funds are offered through separate prospectuses and statements of additional information and are not further discussed herein. The offering of the Fund’s shares (“Fund Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Fund is a non- diversified, actively managed exchange-traded fund. The Fund offers and issues Fund Shares at net asset value (“NAV”) only in aggregations of a specified number of Fund Shares, generally in exchange for a basket of securities constituting the portfolio holdings of the Fund, together with the deposit of a specified cash payment, or, in certain circumstances, for an all-cash payment. Fund Shares will be listed and principally traded on Cboe BZX Exchange, Inc. (the “Exchange”). Fund Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual funds, Fund Shares are not individually redeemable securities. Rather, the Fund issues and redeems Fund Shares on a continuous basis at NAV in aggregations of a specific number of Fund Shares (each, a “Creation Unit”). In the event of the liquidation of the Fund, the Trust may lower the number of Fund Shares in a Creation Unit. Financial entities known as “authorized participants” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund Shares directly with the Fund in Creation Units in exchange for the securities comprising the Fund and/or cash, or some combination thereof. Fund Shares are traded in the secondary market and elsewhere at market prices that may be at, above, or below the Fund’s NAV. Fund Shares are only redeemable in Creation Units by authorized participants. An authorized participant that purchases a Creation Unit of Fund Shares deposits with the Fund a “basket” of securities and/or other assets identified by the Fund that day, and then receives the Creation Unit of Fund Shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund Shares for a basket of securities and other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund Shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act (“Rule 6c-11”), the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of Fund Shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Fund Shares of any series may also be divided into one or more classes at the discretion of the Trustees. The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

EXCHANGE LISTING AND TRADING

Fund Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. Fund Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV or Intraday Indicative Value (“IIV”), because such prices may be affected by market forces (such as supply and demand for Fund Shares). As is the case of other securities traded on an exchange, when you buy or sell Fund Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges. Further, the Trust reserves the right to adjust the price of Fund Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Fund Shares of the Fund will continue to be met.

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Fund Shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about the Fund’s portfolio securities. Under the policy, portfolio holdings of the Fund, which will form the basis for the calculation of NAV on any day on which the Trust is open for business (“Business Day”), are publicly disseminated prior to the opening of trading on the Exchange that Business Day through financial reporting or news services, including the website www.calamos.com. In addition, each Business Day a portfolio composition file, which displays the basket of securities to be deposited to purchase Creation Units of the Fund (“In-Kind Creation Basket”) and the amount of cash necessary to equal the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation Basket (“Cash Component”), is publicly disseminated prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek to provide investors with capital appreciation.

The Fund seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of twelve Calamos S&P 500® Structured Alt Protection ETFs® (each an “Underlying ETF” and collectively the “Underlying ETFs”). The term “laddered portfolio” refers to the Fund’s investment in multiple Underlying ETFs that have target outcome period expiration dates which occur on a rolling, or periodic, basis.

The Fund’s investment objective is non-fundamental and may be changed by a vote of the Fund’s Board, without shareholder approval.

The Fund has adopted a non-fundamental operating policy that requires it, under normal circumstances, to invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in ETFs. Although this requirement may be changed by the Board of Trustees without shareholder approval, the Fund will notify shareholders in writing at least 60 days prior to any change in its 80% policy.

INVESTMENT PRACTICES

The prospectus contains information concerning the Fund’s investment objective and principal investment strategies and risks. This Statement of Additional Information provides additional information concerning certain securities and strategies used by the Fund and their associated risks. References to the Fund’s investments also generally refer to the Underlying ETFs’ investments.

In pursuing its investment objective, the Fund will invest as described below and in the Fund’s prospectus. The table below indicates whether the Fund, directly or indirectly through its investment in the Underlying ETFs, invests in the securities and instruments listed as part of its principal (P) or non-principal (N) investment strategies.

Unless otherwise noted, all investment policies and restrictions described in the Prospectus and Statement of Additional Information are measured at the time of the transaction in the security. If market action affecting fund securities (including, but not limited to, appreciation, depreciation, or a credit rating event) causes the Fund to exceed an investment policy or restriction, Calamos Advisors LLC (“Calamos Advisors” or the “Adviser”) is not required to take immediate action. Under normal market conditions, however, Calamos Advisors will not make any acquisitions that will make the Fund further outside the investment restriction.

INVESTMENTS AND INVESTMENT-RELATED PRACTICES	CALAMOS LADDERED S&P 500® STRUCTURED ALT PROTECTION ETF®
Currency Exchange Transactions	P
Equity Securities	P
FLEX Options	P
Illiquid Securities	N
Initial Public Offerings	N
Master Limited Partnerships	N
Options on Securities, Indexes and Currencies	P
Other Investment Companies	P
Repurchase Agreements	N
Reverse Repurchase Agreements and Other Borrowings	N
Rule 144A Securities	N

4

INVESTMENTS AND INVESTMENT-RELATED PRACTICES	CALAMOS LADDERED S&P 500® STRUCTURED ALT PROTECTION ETF®
Temporary Investments	N
U.S. Government Obligations	P
Warrants	N
“When-Issued” and Delayed Delivery Securities	N

CURRENCY EXCHANGE TRANSACTIONS

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract.

Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

Forward currency exchange transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in “speculative” currency exchange transactions.

At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting currency transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting currency transaction, it subsequently may enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

5

Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise.

Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

EQUITY SECURITIES

Equity securities include common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest.

Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments. See the prospectus for additional information regarding equity investments and their risks.

FLEX OPTIONS

FLexible EXchange® Options (“FLEX Options”) are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are listed on a U.S. national securities exchange. FLEX Options provide investors with the ability to customize assets referenced by the options, exercise prices, exercise styles (i.e., American-style, exercisable any time prior to the expiration date, or European-style, exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. Each option contract entitles the holder thereof to purchase (for the call options) or sell (for the put options) shares of the reference asset at the strike price.

The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer”, with the goal of protecting clearing members and options traders from counterparty risk.

Certain Considerations Regarding Options. The FLEX Options in which each of the Underlying ETFs invest will be options on an index, the S&P 500® Index or an exchange-traded fund (“ETF”) (each, a “Reference Asset”). As such, the value of the Underlying ETF’s FLEX Options will fluctuate with changes in the value of the securities included in, or held by, the Reference Asset, and thus the Reference Asset’s price return. In addition to the value of the Reference Asset, the value of an option contract, in general, will reflect, among other things, the time remaining until its expiration date, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Option contracts that expire unexercised have no value.

Each of the options exchanges has established limitations governing the maximum number of call or put options on the same asset that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Calamos Advisors LLC (“Calamos Advisors” or the “Adviser”) are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.

These positions limits may restrict the number of listed options that each Underlying ETF may buy or sell. The puts and calls on the Reference Asset entitle the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the Reference Asset at a predetermined specified price (the “strike price”). When each Underlying ETF writes a call on the Reference Asset, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from each Underlying ETF the delivery of an amount of cash or a specified number of Fund Shares of the Reference Asset in exchange for the strike price. When each Underlying ETF buys a call on the Reference Asset, it pays a premium and has the same rights to such call as indicated above. When each Underlying ETF buys a put on the Reference Asset, it pays a premium and has the right to require the seller of the put, upon the Underlying ETF’s exercise of the put, to deliver an amount of cash or a specified number of Fund Shares of the Reference Asset in exchange for the strike price. When each Underlying ETF writes a put on the Reference Asset, it receives a premium and the purchaser of the put has the right to require the Underlying ETF to deliver an amount of cash or a specified number of shares of the Reference Asset in exchange for the strike price. Notwithstanding the above, each Underlying ETF utilizes FLEX Options that are cash-settled. Cash-settled option contracts give the holder the right to receive an amount (or owe an amount) of cash upon the exercise of the option contract. Gain or loss depends on changes in the value of the Reference Asset’s price return relative to the strike price for a given option contract. The amount of cash is equal to the difference between the closing price of the Reference Asset’s price return and the exercise price of the option contract times a specified multiple (“multiplier”), which determines the total value for each point of such difference.

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Risks of Options on the Reference Asset. If the Underlying ETF has purchased an option and exercises it before the closing value for that day is available, it runs the risk that the Reference Asset’s price return may subsequently change. If such a change causes the exercised option to fall out of the money, the Underlying ETF will be required to pay the difference between the closing value of the Reference Asset’s value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

LIMITATIONS ON OPTIONS AND FUTURES

If options, futures contracts or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund’s investment objectives.

The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

The use of options and futures is subject to applicable regulations of the Securities and Exchange Commission (“SEC”), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”). For example, the CFTC, certain foreign regulators, and many futures exchanges have established (and continue to evaluate and monitor) speculative position limits (“position limits”) on the maximum speculative position which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with the speculative limits. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by the Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. A Fund may also be affected by other regimes, including those of the EU and UK, and trading venues that impose position limits on commodity derivative contracts.

Calamos Advisors has claimed an exclusion from the definition of commodity pool operator (“CPO”) with respect to the Fund pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”). Consequently, Calamos Advisors is not subject to registration or regulation as a commodity pool operator under the CEA.

Under Rule 4.5, if the Fund has exposure to commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money”1 at the time of purchase) may not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operation and/or change the competitive landscape. In this regard, any further amendments to the CEA or its related regulations that subject the Fund to additional regulation may have adverse impacts on the Fund’s operations and expenses.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets under regulatory rules, taken at market value, in illiquid investments that are assets, including any securities that are not readily marketable either because they are restricted securities or for other reasons.

1 A call option is “in-the-money” to the extent, if any, that the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

7

Restricted securities are securities that are subject to restrictions on resale because they have not been registered for sale under the Securities Act of 1933, as amended (“Securities Act”). A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund’s portfolio, and the Fund might not be able to sell or dispose of its holdings in such securities promptly or at reasonable prices. In those instances where the Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the percentage limitation on the Fund’s investment in restricted securities.

The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Fund’s liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). Illiquid investments may trade at a discount to comparable, more liquid investments and the Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of the Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.

INITIAL PUBLIC OFFERINGS

The Fund may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public, typically to raise additional capital. Fund Shares are given a market value reflecting expectations for the company’s future growth. The market for these securities may be more volatile and entail greater risk of loss than investments in larger companies due to the absence of a prior public market, unseasoned trading, a limited number of Fund Shares available for trading, lack of information about the issuer and limited operating history.

The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. Calamos Advisors cannot guarantee continued access to IPOs.

MASTER LIMITED PARTNERSHIPS

MLPs differ from investments in common stock as a result of limited control and limited rights to vote on matters affecting the MLP. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. MLPs generally do not pay federal income tax at the partnership level. Rather, each Partner is allocated a share of the partnerships’ income, gains, losses, deductions and credits. A change in current tax law, or a change in the underlying business of an MLP, could result in an MLP being treated as a corporation, instead of a partnership, for federal income tax purposes, which would result in such MLP being required to pay income tax on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP, potentially reducing the value of the Fund’s investment and consequently your investment in the Fund. Although common units of MLPs trade on various exchanges, certain MLP securities trade less frequently than those of larger companies due to their smaller capitalization. As a result, the price of such MLPs may display abrupt and erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without unfavorable impact on prevailing market process. As a result, these securities may be difficult to dispose of at a fair price when Calamos Advisors desires to do so.

OPTIONS ON SECURITIES, INDEXES AND CURRENCIES

The Fund may purchase and sell (write) put options and call options on securities, indexes or foreign currencies. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving such Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.

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The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect it against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund may purchase and sell (write) exchange listed options and over-the-counter (“OTC”) options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to sellers or purchasers (“Option Counterparties”) through direct bilateral agreement with such Option Counterparties. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Option Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund generally is expected to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is “in the money”) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

The Fund may also purchase and sell (write) options on securities indexes and other financial indexes. Options on securities indexes and other financial indexes are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

The Fund will sell (write) call options and put options. A written option will be considered “covered” to the extent it has entered into an offsetting transaction or otherwise has segregated or earmarked cash or liquid assets equal to its uncovered obligations under the written option. For example, a call option written by the Fund could be covered by purchasing an offsetting call option, by purchasing or holding the underlying reference security or asset (or a security convertible into the underlying reference security or asset), or by segregating or earmarking cash or liquid assets equal to the exercise price of the written option (or such amount as is not otherwise covered by an offsetting transaction). The Fund writing a call option on an index would be considered as holding an offsetting position to the extent such Fund owned portfolio securities substantially correlating with the movement of the underlying reference index.

If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, such Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, asset or index in relation to the exercise price of the option, the volatility of the underlying security, asset or index, and the time remaining until the expiration date.

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A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH OPTIONS

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve Calamos Advisors’ objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund’s ability to utilize options successfully will depend on Calamos Advisors’ ability to predict pertinent market investments, which cannot be assured. The Fund’s ability to close out its position as a purchaser or seller (writer) of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If the Fund was unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund was unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option’s life, the opportunity to profit from any currency appreciation.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Option Counterparty (as described above under “Options on Securities, Indexes and Currencies”) fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos Advisors must assess the creditworthiness of each such Option Counterparty or any guarantor or credit enhancement of the Option Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Fund may purchase and sell (write) call options on securities indexes and currencies. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold the security or instrument that it might otherwise have sold. In addition, a loss on a call option sold may be greater than the premium received. The Fund may purchase and sell (write) put options on securities indexes and currencies. In selling (writing) put options, there is a risk that the Fund may be required to buy the underlying index or currency at a disadvantageous price above the market price.

OTHER INVESTMENT COMPANIES

The Fund invests primarily in other ETFs. An ETF is a fund that holds a portfolio of securities and trades on a securities exchange and its shares may, at times, trade at a premium or discount to its net asset value. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of that vehicle’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other pooled asset vehicles. In addition, the Fund will also incur brokerage costs when purchasing and selling shares of ETFs.

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Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities.

The Fund will invest in the Underlying ETFs beyond these statutory limitations in reliance on Section 12(d)(1)(G) of the 1940 Act.

REPURCHASE AGREEMENTS

As part of its strategy for the temporary investment of cash, the Fund may enter into “repurchase agreements” pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. The Fund may invest in repurchase agreements, provided that the Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and any other illiquid securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security.

Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long-term investment. The Fund requires continuous maintenance by the custodian for the Fund’s account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required in the middle of 2027. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect the Fund’s performance.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

The Fund may enter into reverse repurchase agreements, and economically similar transactions to the extent permitted under the leverage limitations of the 1940 Act and the Fund’s investment restrictions described below. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement enables the Fund to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without needing to sell portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required in the middle of 2027. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect the Fund’s performance.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

RULE 144A SECURITIES

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale by certain qualified institutional buyers, such as the Fund, under Rule 144A (“Rule 144A Securities”) under the Securities Act. Calamos Advisors, under the supervision and oversight of the Trust’s Board of Trustees, will consider whether Rule 144A Securities are illiquid and thus subject to the Fund’s restriction of investing no more than a specified percentage of its net assets in securities that are illiquid at the time of purchase. A determination of whether a Rule 144A Security is liquid or not is a question of fact. In making this determination, Calamos Advisors will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A Security. In addition, Calamos Advisors may consider the (1) frequency of trades and quotes for the security, as well as equivalent or underlying securities (e.g. the underlying common stock of a convertible security), (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

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The liquidity of Rule 144A Securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A Securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TEMPORARY INVESTMENTS

The Fund may make temporary investments without limitation when Calamos Advisors determines that a defensive position is warranted, or as a reserve for possible cash needs. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; cash; and repurchase agreements. See “Exhibit A - Description of Ratings” for a description of ratings of certain rating agencies and their significance.

U.S. GOVERNMENT OBLIGATIONS

U.S. Government Obligations include securities that are issued or guaranteed by the U.S. Treasury or by various U.S. Government agencies and instrumentalities. U.S. Treasury obligations (“U.S. Treasuries”) include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasuries also include the separate principal and interest components of U.S. Treasuries that are traded under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Obligations issued or guaranteed by U.S. Government agencies and instrumentalities may be supported by any of the following: (a) the full faith and credit of the U.S., (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such Government agency or instrumentality, or (d) the credit of the agency or instrumentality.

Government agencies that issue or guarantee securities backed by the full faith and credit of the U.S. include the Government National Mortgage Association (“GNMA”) and the Small Business Administration. Government agencies and instrumentalities that issue or guarantee securities not backed by the full faith and credit of the U.S. include the Federal Farm Credit Banks, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”), the Federal Land Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. in the event the agency or instrumentality does not meet its commitment.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. Since that time, FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. The FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. No assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

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In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by FNMA and FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

The Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency established or sponsored by the U.S. Government, provided that the securities are otherwise permissible investments of the Fund. Certain U.S. Government Obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

The Fund’s yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors. The prepayment experience of the mortgages underlying mortgage-related securities, such as obligations issued by GNMA, may affect the value of, and return on, an investment in such securities.

WARRANTS

The Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to 20 years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

“WHEN-ISSUED” AND DELAYED DELIVERY SECURITIES

The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

The use of this investment strategy, as well as entering into reverse repurchase agreements or engaging in other borrowing as described below, may increase net asset value fluctuation.

RECENT MARKET CONDITIONS

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars, terror attacks and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, and new monetary programs.

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Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or affect the issuers of such instruments, in ways that are unforeseeable. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. The U.S. government has enacted and is continuing to implement legislation that provides for regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC, SEC, and other federal regulators have adopted and continue to develop rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act has and will continue to change the way in which the U.S. financial system is supervised and regulated.

Global regulation of the derivatives market in particular has undergone substantial change in the past decade, including clearing, margin, trade execution, reporting and registration requirements. Because these requirements continue to evolve, their impact on the Funds remains unclear. These and other new rules and regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions, and the Fund may be unable to execute its investment strategy as a result. Global requirements may also result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union or the United Kingdom, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Governments or their regulatory agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings.

Following financial crises, such as the global financial crisis fueled by the COVID-19 pandemic, the Federal Reserve generally attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate low. Following such periods, the Federal Reserve terminated certain of its market support activities and raised interest rates. With continued economic recovery and the cessation of certain market support activities, a Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. These policy changes may reduce liquidity for certain of a Fund’s investments, causing the value of a Fund’s investments and share price to decline.

As economies and financial markets throughout the world are increasingly interconnected, the likelihood increases that geopolitical conflicts in one country or region will adversely impact markets or issuers in other countries or regions, including in ways that are difficult to predict or foresee. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, rapid technological developments, such as artificial intelligence, and other circumstances in one country or region could have profound impacts on global economies or markets. Widespread disease and virus epidemics, such as the recent coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The impacts of these conflicts or events can be exacerbated by failures of governments and societies to respond adequately to a geopolitical conflict and subsequent emerging events or threats. As a result, whether or not the Funds invest in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Funds’ investments may be negatively affected.

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Trade disputes may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has indicated its intent to alter its approach to international trade policy and, in some cases, to renegotiate or potentially terminate certain existing bilateral or multilateral trade agreements and treaties with foreign countries and has made proposals and taken actions related thereto. In addition, the U.S. government has recently imposed tariffs on certain foreign goods and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Other countries, including Mexico, have threatened retaliatory tariffs on certain U.S. products. Global trade disruption, significant introductions of trade barriers, and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of a Fund and its investments. U.S. trade policy has changed rapidly in the past, and may do so in the future, and it may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which a Fund invests and other adverse impacts on the Funds’ overall performance.

TAX RISK

The Fund and each Underlying ETF intend to elect and to qualify each year to be treated as a “regulated investment company” (“RIC”) as defined by Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify and maintain its status as a RIC, the Fund and each Underlying ETF Fund must meet certain income, diversification and distributions tests. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In particular, there is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that each Underlying ETF will enter into. Based upon the language in the legislative history, each Underlying ETF intends to treat the issuer of an equity option as the referenced asset and to treat any income it may derive from an equity option as “qualifying income” under the provisions of the Code applicable to RICs. In the case of FLEX Options, assuming the referenced asset qualifies as a RIC, treating the issuer as the referenced asset would allow each Underlying ETF to count the FLEX Options as automatically diversified investments under the RIC diversification requirements. If the income is not qualifying income or the issuer of equity options, including FLEX Options, is not appropriately the referenced asset, an Underlying ETF may not qualify, or may be disqualified, as a RIC.

There is a risk that if the offsetting FLEX Options are held by a single person, the IRS may take the position that the FLEX Options, viewed together, should be treated as a single debt instrument for federal tax purposes. The result of such a position would be that an Underlying ETF would fail the RIC diversification test. Each Underlying ETF has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts.

If an Underlying ETF were to lose its status as a RIC for purposes of the Code, the Fund may fail its requirement to have a diversified portfolio and thus lose its own RIC status. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

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ARTIFICIAL INTELLIGENCE

Artificial intelligence (“AI”) refers to computer systems that can perform tasks that would otherwise require human intelligence. AI is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems. AI can be categorized into two types: narrow AI, which is designed for specific tasks, and general AI, which has the ability to perform any intellectual task that a human can do and includes generative AI (“GAI”). GAI is a type of AI technology that produces new text, images, audio, and other content based on training data that includes examples of the desired output. Typically, users enter questions, queries, or other inputs that prompt the GAI model or tool to produce output. In addition, some software uses GAI to suggest changes, summarize information, or translate text. AI has various applications in many fields such as healthcare, finance, transportation, and law.

Recent technological developments in, and the increasingly widespread use of, AI technologies may pose risks to a Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI technologies. As AI technologies are used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund. AI is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by AI. Therefore, it is possible that the information provided through use of AI could be insufficient, incomplete, inaccurate or biased. AI and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations or their impact on the Adviser or a Fund.

INVESTMENT RESTRICTIONS

The Fund is classified as a non-diversified, open-end management investment company. Except as noted below, the Fund operates under the following investment restrictions and may not:

(i)  act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(ii)  purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that the Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

(iii)  make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided, however, that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(iv)  borrow, except from banks, other affiliated funds and other entities to the extent permitted under the 1940 Act; 2, 3,4

2 The Fund does not intend to purchase securities when its borrowings exceed 5% of total assets.

3 The Fund’s borrowing practices are limited by the 1940 Act. Currently, under the 1940 Act, the Fund may borrow in an aggregate amount not exceeding 33 1/3% of its total assets, including the proceeds of borrowings, for any purpose, but borrowings from entities other than banks may not exceed 5% of its total assets and may be only as a temporary measure for extraordinary or emergency purposes, unless the Fund has received an exemptive order from the SEC permitting it to borrow from other affiliated funds in excess of 5% of its total assets.

4  Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Rule 18f-4 under the Investment Company Act, when the Fund engages in reverse repurchase agreements and similar financing transactions, the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

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(v)  invest in a security if more than 25% of the Fund’s total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry or group of industries, except to the extent that the Underlying ETF invests more than 25% of its assets in an industry or group of industries. This restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities of other investment companies.

(vi)  issue any senior security, except to the extent permitted under the 1940 Act;5

The above restrictions are fundamental policies and may not be changed with respect to the Fund without the approval of a “majority” of the outstanding shares of the Fund, which for this purpose means the approval of the lesser of (a) more than 50% of the outstanding voting securities of the Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of the Fund are present or represented at the meeting by proxy.

In addition to the fundamental restrictions listed above, the Fund has adopted the following as non-fundamental policies:

(a)  The Fund intends to rely on Section 12(d)(1)(G) of the 1940 Act to invest in ETFs in excess of the limits imposed under the 1940 Act on investments in other investment companies;6

(b)  The Fund may not invest in companies for the purpose of exercising control or management;

(c)  The Fund may not purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

(d)  The Fund may not make short sales of securities, except that the Fund may make short sales of securities (i) if the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities, (ii) other than those described in clause (i), provided that no more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales other than those described in clause (i);

5 Currently, under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where the indebtedness is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

6 Under Section 12(d)(1)(A) of the 1940 Act, a Fund generally must limit its investment in other investment companies so that, as determined immediately after a Fund invests in another investment company: (i) not more than 3% of the outstanding voting shares of any one investment company will be owned by a Fund; (ii) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; and (iii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, except as permitted under the 1940 Act, the rules thereunder or SEC exemptive relief. Currently, under the 1940 Act, the rules thereunder and SEC exemptive relief, a Fund may invest in other investment companies in excess of the above limitations if certain requirements are met, including (i) that a Fund complies with Rule 12d1-4 under the 1940 Act or (ii) that any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1) (F) or Section 12(d)(1)(G) of the 1940 Act. A Fund may also invest without limitation in money market funds, provided a Fund complies with Rule 12d1-1 under the 1940 Act. These limitations do not apply in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

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(e)  The Fund will invest no more than 15% of its net assets in illiquid securities. Illiquid securities mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The non-fundamental investment restrictions above may be changed by the Board of Trustees without shareholder approval. Notwithstanding the foregoing investment restrictions, the Fund may purchase securities pursuant to the exercise of subscription rights. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund’s portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

MANAGEMENT

TRUSTEES AND OFFICERS

The management of the Trust, including general supervision of the duties performed for the Funds under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its Board of Trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, year of birth, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each series of the Trust, including each Fund.

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TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
John P. Calamos, Sr. (1940)*	Chairman, Trustee and President (since 2014)	72	Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”); Global Chief Investment Officer, Calamos Antetokounmpo Asset Management LLC, doing business as CGAM (“CGAM”); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree
John S. Koudounis (1966)*	Trustee (since September 2025) and Vice President (since 2016)	75^^	President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Chairman and Chief Executive Officer (since 2022), CGAM; Director, CAM (since 2016); prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies

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TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Hugh P. Armstrong (1961)	Trustee (since September 2025)	72	Partner (1997-2021) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1988-1997); Chair of the Board of Trustees of Escuela De Guadalupe School (since 2024 and Trustee 2014-2017 and since 2021); Trustee and Treasurer of Denver Ballet Guild Endowment Trust (since 2021); Director of the Friends of Queen’s University of Belfast (since 2024); Former Chair of the Board and Trustee of St. Mary’s Academy (2004-2012); Former Chair and President of the Learning Source (1999-2004)	More than 25 years of experience in the financial services industry
Virginia G. Breen (1964)	Trustee (since 2015)	72	Private Investor; Trustee, UBS NY Fund Cluster (open-end funds) (since 2023)***; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (2004-2023); Director, Tech and Energy Transition Corporation (blank check company) (2021-2023)	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree
John E. Neal (1950)	Trustee (since 2014); Lead Independent Trustee (since 2019)	75^^	Retired; private investor; Director, Creation Investments (private international microfinance company); Director, Equity Residential Trust (publicly-owned REIT); Director, Centrust Bank (Northbrook, Illinois community bank); formerly, Director, Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021); formerly, Partner, Linden LLC (health care private equity) (until 2018)	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree
Jeffrey S. Phlegar (1966)	Trustee (since September 2025)	72	Chairman and CEO of MacKay Shields (2011-2024); EVP and Chief Investment Officer AllianceBernstein (1988-2011); former Senior member of the Management and M&A Committees of New York Life Investment Management, LLC (2018-Q1/2024); Chairman of the Plainview Funds (Irish QIAF) Board of Directors (2013-Q1/2024); Advisory Committee Member – Brewer Lane Ventures Fund I & II (2020-Present)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

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William R. Rybak (1951)	Trustee (since 2014)	72	Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, Jackson Credit Opportunities Fund (since 2023), Jackson Real Assets Fund (since 2024) (interval funds), JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020) and JNL Strategic Income Fund LLC (2007-2018), (open-end mutual funds)*****; formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree
Karen L. Stuckey (1953)	Trustee (since 2022)	72	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1975-1990); Member of Executive, Nominating, and Audit Committees and Chair of Finance Committee (1992-2006); formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies
Christopher M. Toub (1959)	Trustee (since 2022)	75^^	Private investor; formerly Director of Equities, AllianceBernstein LP (until 2012)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree
Lloyd A. Wennlund (1957)	Trustee (since 2022)	72	Board Member, Mutual Fund Directors Forum (2023-present); Trustee and Chairman, Datum One Series Trust (since 2020)******; Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies and earned a Masters of Business Administration degree

^ The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust and Calamos Aksia Alternative Credit and Income Fund, Calamos Aksia Private Equity and Alternatives Fund, and Calamos Aksia Hedged Strategies Fund.

^^ Messrs. Koudounis, Neal, and Toub are the only Trustees of the Trust who oversee Calamos Aksia Alternative Credit and Income Fund, Calamos Aksia Private Equity and Alternatives Fund, and Calamos Aksia Hedged Strategies Fund.

* Messrs. Calamos and Koudounis are trustees who are each an “interested person” of the Trust as defined in the 1940 Act because each is an officer of the Trust and is an affiliated person of Calamos Advisors and CFS.

** Overseeing forty-one portfolios in fund complex.

*** Overseeing nineteen portfolios in fund complex.

**** Overseeing four portfolios in fund complex.

***** Overseeing 134 portfolios in fund complex.

****** Overseeing eleven portfolios in fund complex.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

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OFFICERS. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee, and President of the Trust and John S. Koudounis, who is Trustee and Vice President of the Trust. The following table sets forth each other officer’s name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S)
Stephen Atkins (1965)	Treasurer (since 2022)	Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)
Daniel Dufresne (1974)	Vice President (since 2022)	Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since April 2021); President, CGAM (since 2022); prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020)
Thomas E. Herman (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since 2019)	Executive Vice President (since February 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer and Treasurer, CGAM (since 2022); prior thereto, Chief Financial Officer and Treasurer, Harris Associates (2010-2016)
Walter Kelly (1970)	Chief Compliance Officer (since 2025)	Senior Vice President, Chief Compliance Officer – Calamos Funds, Co- Chief Compliance Officer - Calamos Advisors (since 2025); prior thereto, General Counsel, Cedar Pine, LLC (2021-2025); Chief Compliance Officer SBB Research Group, LLC (2021-2025); Managing Director Nuveen Investments (2017-2020), Senior Vice President (2008-2017) and Chief Compliance Officer Nuveen Funds (2006-2020)
Thomas P. Kiley III (1968)	Vice President (since 2024)	Senior Vice President, Chief Distribution Officer (since 2024), CAM, CILLC, and Calamos Advisors; Principal Executive Officer and Chief Distribution Officer (since 2024), CFS; Vice President (since 2024), CGAM; prior thereto Managing Director, RIA Eastern Divisional Sales Manager, Blackrock Investments, Inc. (2017-2024)
Erik D. Ojala (1975)	Vice President and Secretary (since 2023)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); prior thereto, Executive Vice President and General Counsel (2017-2023), Secretary (2010-2023) and Chief Compliance Officer (2021-2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019-2023) and Chief Compliance Officer (2022-2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-2023) and Chief Compliance Officer (2017-2021, 2022-2023), Harbor Funds Distributors, Inc.; Director (2017-2023), Assistant Secretary (2014-2023) and Chief Compliance Officer (2022-2023), Harbor Services Group, Inc.; Chief Compliance Officer, Harbor ETF Trust (2021-2023); and Chief Compliance Officer of Harbor Funds (2017-2023)

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The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

COMMITTEES OF THE BOARD OF TRUSTEES. The Trust’s Board of Trustees has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Valuation Committee and the Governance Committee.

Executive Committee. Messrs. John Calamos and John E. Neal are members of the executive committee, which has authority during intervals between meetings of the Board of Trustees to exercise the powers of the board, with certain exceptions. John Calamos is an interested trustee of the Trust.

Dividend Committee. Mr. John Calamos serves as the sole member of the dividend committee. The dividend committee is authorized, subject to Board review, to declare distributions on the Fund Shares of the Trust’s series in accordance with such series’ distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Audit Committee. Messrs. Armstrong, Neal, Phlegar, Rybak (Chair), Toub and Wennlund and Mses. Breen and Stuckey serve on the audit committee. The audit committee operates under a written charter adopted and approved by the board. The audit committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors’ performance, reviews the results of the Trust’s audit and responds to other matters deemed appropriate by the board. All members of the audit committee are independent trustees of the Trust.

Valuation Committee. Messrs. Armstrong, Neal, Phlegar, Rybak, Toub, and Wennlund (Chair) and Mses. Breen and Stuckey serve on the valuation committee. The valuation committee operates under a written charter approved by the board. The valuation committee oversees valuation matters of the Trust delegated to the valuation designee, including the fair valuation determinations and methodologies proposed and utilized by the valuation designee, reviews the Trust’s valuation procedures and their application by the valuation designee, reviews pricing errors and procedures for calculation of net asset value of each series of the Trust and responds to other matters deemed appropriate by the board.

Governance Committee. Messrs. Armstrong, Neal, Phlegar, Rybak, Toub and Wennlund and Mses. Breen (Chair) and Stuckey serve on the governance committee. The governance committee operates under a written charter adopted and approved by the board. The governance committee oversees the independence and effective functioning of the Board of Trustees and endeavors to be informed about good practices for fund boards. It also makes recommendations to the board regarding compensation of independent trustees. The governance committee also functions as a nominating committee by making recommendations to the Board of Trustees regarding candidates for election as non- interested trustees. The governance committee looks to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of a Fund, search firms that are compensated for their services and other third-party sources. Any such search firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committee with respect to the individual candidates and the market for available candidates. In making trustee recommendations, the governance committee considers a number of factors, including a candidate’s background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the committee’s charter. Any prospective candidate is interviewed by the trustees and officers, and references are checked. The governance committee will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committee for its consideration.

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A Fund shareholder who wishes to propose a trustee candidate must submit any such recommendation in writing via regular mail to the attention of the Trust’s Secretary, at the address of the Trust’s principal executive offices. The shareholder recommendation must include:

● the number and class of all shares of the Trust’s series owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially.

●  a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

●  information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Trust, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the committee to make such determination;

● the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected;

● a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

● the class or series and number of all shares of the Trust’s series owned of record or beneficially by the candidate, as reported by the candidate; and

● such other information that would be helpful to the governance committee in evaluating the candidate.

The governance committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committee, the recommendation of such candidate will be deemed not properly submitted for consideration, and the governance committee is not required to consider such candidate.

Unless otherwise specified by the governance committee’s chairman or by legal counsel to the non-interested trustees, the Trust’s Secretary will promptly forward all shareholder recommendations to the governance committee’s chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committee for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committee is not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committee may dispose of the shareholder recommendation.

In addition to the above committees, there is a valuation designee, appointed by the Board of Trustees, comprised of officers of the Trust and employees of Calamos Advisors.

The following table identifies the number of meetings the Board of Trustees and each committee held during the fiscal period ended July 31, 2025:

NUMBER OF MEETINGS DURING FISCAL PERIOD ENDED July 31, 2025
Board	9
Executive Committee	0
Audit Committee	4
Governance Committee	4
Dividend Committee	12
Valuation Committee	4

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LEADERSHIP STRUCTURE AND QUALIFICATIONS OF THE BOARD OF TRUSTEES. The Board of Trustees is responsible for oversight of the Trust. The Trust has engaged Calamos Advisors to manage a Fund on a day-to-day basis. The Board of Trustees oversees Calamos Advisors and certain other principal service providers in the operations of each Fund. The Board of Trustees is currently composed of ten members, eight of whom are non-interested trustees. The Board of Trustees meets in-person at regularly scheduled meetings four times throughout the year. In addition, the board may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board of Trustees has established five standing committees — Audit, Dividend, Executive, Governance and Valuation — and may establish ad hoc committees or working groups from time to time to assist the Board of Trustees in fulfilling its oversight responsibilities. The non-interested trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to the Trust.

The chairman of the Board of Trustees is an “interested person” of the Trust (as such term is defined in the 1940 Act). The non-interested trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between Calamos Advisors and the non-interested trustees and leads the non-interested trustees in all aspects of their oversight of a Fund. Among other things, the lead independent trustee reviews and approves, with the chairman, the agenda for each board and committee meeting and facilitates communication among the Trust’s non-interested trustees. The trustees believe that the board’s leadership structure is appropriate given the characteristics and circumstances of the Trust. The trustees also believe that this structure facilitates the exercise of the board’s independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

The Board of Trustees has concluded that, based on each trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees, each trustee should serve as a member of the board. In making this determination, the board has taken into account the actual service of the trustees during their tenure in concluding that each should continue to serve. The board also has considered each trustee’s background and experience. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each trustee that led the board to conclude that he or she should serve as a trustee.

Each of Mses. Breen and Stuckey and Messrs. Calamos, Neal, Rybak, Toub, and Wennlund has served for multiple years as a trustee of the Trust. In addition, each of Mses. Breen and Stuckey and Messrs. Armstrong, Calamos, Koudounis, Neal, Phlegar, Rybak, Toub, and Wennlund has more than 25 years of experience in the financial services industry. Each of Mses. Breen and Stuckey and Messrs. Calamos, Koudounis, Neal, Phlegar, Rybak, Toub, and Wennlund has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Neal, Phlegar, Rybak , Toub, and Wennlund has earned a Masters of Business Administration degree.

RISK OVERSIGHT. The operation of an ETF, including its investment activities, generally involves a variety of risks. As part of its oversight of a Fund, the Board of Trustees oversees risk through various regular board and committee activities. The Board of Trustees, directly or through its committees, reviews reports from, among others, Calamos Advisors, the Trust’s Compliance Officer, the Trust’s independent registered public accounting firm, outside legal counsel, and internal auditors of Calamos Advisors or its affiliates, as appropriate, regarding risks faced by a Fund and the risk management programs Calamos Advisors and certain service providers. The actual day-to-day risk management with respect to a Fund resides with Calamos Advisors and other service providers to a Fund. Although the risk management policies of Calamos Advisors and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect a Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board of Trustees or Calamos Advisors, its affiliates or other service providers.

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TRUSTEE AND OFFICER COMPENSATION. John P. Calamos, Sr., and John S. Koudounis, the trustees who are an “interested person” of the Fund, do not receive compensation from the Fund. Although they are compensated, the non-interested trustees do not receive any pension or retirement benefits from the Fund. Mr. Kelly is the only Trust officer who receives compensation from the Fund. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Fund during the period indicated to each of the current trustees and officers compensated by the Fund.

	Aggregate	Total Compensation
	Compensation	from Calamos
	from the Fund	Funds Complex
Name	9/9/24-7/31/25[a]	8/1/24-7/31/25
John P. Calamos	$-	$-
John S. Koudounis***	$-	$-
Hugh P. Armstrong***	$-	$-
Virginia Breen	$1,284	$220,000
John E. Neal*	$1,459	$310,000	**
Jeffrey S. Phlegar***	$-	$-
William R. Rybak	$1,342	$230,000
Karen Stuckey	$1,226	$210,000
Christopher Toub	$1,226	$210,000
Lloyd A. Wennlund	$1,284	$220,000
Walter Kelly****	$9	$1,510

(a) The Fund commenced operations on September 9, 2024.

*Includes fees deferred during the relevant period pursuant to a deferred compensation plan. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Funds as selected by the trustee. As of July 31, 2025 the value of the deferred compensation accounts for Mr. Neal was $3,564,427.

**Includes compensation received in the aggregate from the Calamos Aksia Alternative Credit and Income Fund and Calamos Aksia Private Equity and Alternatives Fund in the amount of $60,000. Such compensation is subject to a different compensation schedule and allocation.

*** Messrs. Armstrong, Koudounis, and Phlegar were elected to the Board effective September 1, 2025.

**** Mr. Kelly was designated as Chief Compliance Officer effective July 29, 2025.

The compensation paid to the non-interested trustees of Calamos Funds for their services as such consists of an annual retainer fee in the amount of $210,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee receives a meeting attendance fee of $7,000 for any special board meeting attended in person or $3,500 for any special board meeting attended by telephone.

Compensation paid to the non-interested trustees is allocated among the series of the Calamos Funds in accordance with a procedure determined from time to time by the board.

The Trust has adopted a deferred compensation plan for non-interested trustees (the “Plan”). Under the Plan, a trustee who is not an “interested person” of Calamos Advisors and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his or her compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee’s deferred compensation account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee’s deferred compensation account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in shares of one or more of the Funds as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee’s beneficiaries. A Fund’s obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund’s obligations to make payments under the Plan.

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As of December 31, 2024, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (“1934 Act”)) Fund Shares of all funds in a Fund Complex having values within the indicated dollar ranges.*

	CALAMOS Laddered S&P 500® Structured Alt Protection ETF®	AGGREGATE DOLLAR RANGE OF SHARES OF ALL FUNDS IN THE FUND COMPLEX
John P. Calamos, Sr.(1)	Over $100,000	Over $100,000
John S. Koudounis(2)	None	Over $100,000
Hugh Armstrong(2)	None	None
Virginia G. Breen	None	Over $100,000
John E. Neal	None	Over $100,000
Jeffrey Phlegar(2)	None	None
William R. Rybak	None	Over $100,000
Karen L. Stuckey	None	Over $100,000
Christopher M. Toub	None	Over $100,000
Lloyd A. Wennlund	None	Over $100,000

(1)	Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.
(2)	Messrs. Armstrong, Koudounis, and Phlegar were elected to the Board effective September 1, 2025.

*  Valuation as of December 31, 2024.

CODE OF ETHICS. Personnel of Calamos Advisors and Calamos Financial Services LLC (“CFS”), the Funds’ distributor, are permitted to make personal securities transactions, including transactions in securities that the Trust may purchase, sell or hold, subject to requirements and restrictions set forth in the Code of Ethics of the Trust and the Code of Ethics of Calamos Advisors and CFS. The Codes of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos Advisors and CFS personnel and the interests of investment advisory clients such as the Trust. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

Affiliates of Calamos Advisors and CFS, CAM, CILLC, Calamos Partners LLC (“CPL”), Calamos Family Partners, Inc. (“CFP”) and the owners of these affiliates, which include John P. Calamos, Sr. and members of his family (“Calamos Family”), may invest in products managed by Calamos Advisors to support the continued growth of our investment products and strategies, including investments to seed new products. Notwithstanding any provision to the contrary in the Code of Ethics, investments and corresponding hedging transactions made by Calamos Advisors, CFS, CAM, CILLC, CPL, CFP and the Calamos Family in Calamos products (excluding Closed-End Funds and ETFs) are not subject to restrictions of the Code of Ethics, such as the short-term trading ban. However, these hedging transactions are subject to pre-clearance by the Corporate Investment Committee. Calamos Advisors’ CCO and Funds’ CCO are copied in the approval process. In addition, these entities do not receive preferential treatment over clients. (They may, however, be traded together with discretionary client transactions.).

The General Counsel may approve additional strategies or instruments based on unusual market circumstances and on the determination that the transactions would not impact the broader market or conflict with any customer activity.

PROXY VOTING PROCEDURES. The Fund has delegated proxy voting responsibilities to Calamos Advisors, subject to the board of trustees’ general oversight. The Fund expects Calamos Advisors to vote proxies related to that Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. Calamos Advisors has adopted its own Proxy Voting Policies and Procedures (the “Policies”). The Policies address, among other things, conflicts of interest that may arise between the Funds’ interests, and the interests of Calamos Advisors and its affiliates.

The following is a summary of the Policies used by Calamos Advisors in voting proxies.

To assist it in voting proxies, Calamos Advisors has established a Proxy Review Committee (“committee”) comprised of members of its Portfolio Management (which may include portfolio managers and/or research analysts), Operations, Legal and Compliance Departments. The committee and/or its members will vote proxies using the following guidelines.

In general, if Calamos Advisors believes that a company’s management and board have interests sufficiently aligned with the Fund’s interest, Calamos Advisors will vote in favor of proposals recommended by the company’s board. More specifically, Calamos Advisors seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Calamos generally prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors.

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Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-takeover measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of the Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos Advisors will vote on a case-by-case basis on proposals presenting these transactions.

Calamos Advisors has assigned its administrative duties with respect to the proxy analysis and voting decisions to the “Proxy Group” (the Investment team - research analysts and portfolio management), and administrative processing to its Corporate Actions Group within the Operations Department. To assist it in analyzing proxies, Calamos subscribes to Glass Lewis an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, and voting recommendations. Glass Lewis facilitates the voting of each proxy by applying Calamos’ custom proxy voting rules (“proxy voting policy”) to the proposal(s). Any proxy proposal that is not covered by the proxy voting guidelines is reviewed and considered by Calamos’ proxy group and voted in accordance with that review. Calamos has two sets of custom proxy voting rules: environmental, social and governance (“ESG”) proxy voting rules, and non-ESG proxy voting rules.

Finally, Calamos Advisors has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Funds. Calamos will generally apply its proxy voting policy to proxy proposals regardless of whether a conflict has been identified. However, in these situations, the Proxy Group will refer the proxy proposal, along with the recommended course of action, if any, to the Proxy Review Committee or a subcommittee thereof (each, a “committee”) for evaluation. The committee will independently review the proposals and determine the appropriate action to be taken. The committee will then memorialize the conflict and the procedures used to address the conflict.

The Trust is required to file with the SEC on Form N-PX its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. The Trust’s proxy voting record for the most recent 12-month period ending June 30 will be available by August 31 of each year (1) on the SEC’s website at www.sec.gov, and (2) on the Calamos Funds’ website at www.calamos.com, and (3) without charge, upon request, by calling 866.363.9219 or emailing caminfo@calamos.com.

You may obtain a copy of Calamos Advisors’ Policies by calling 866.363.9219 or by writing Calamos Advisors at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Trust and Calamos Advisors will not disseminate non-public information concerning the Trust.

Calamos Advisors and CFS carry out the policies and procedures governing disclosure of portfolio security holdings, and as such have access to information regarding portfolio security holdings on a daily basis and may disclose that information to the Fund’s service providers and other third parties only in accordance with the policies and procedures adopted by the Board of Trustees.

NON-PUBLIC DISCLOSURE

Disclosures required by Applicable Law. The Funds, Calamos Advisors and CFS may disclose portfolio security holdings information of the Fund as may be required by applicable law, rule, regulation or court order. Any officer of the Fund, Calamos Advisors or CFS is authorized to disclose portfolio security holdings pursuant to these policies and procedures.

As part of the Fund’s compliance program under Rule 38a-1 under the 1940 Act, the Trust’s Chief Compliance Officer periodically will review or cause to be reviewed portfolio security holding disclosures in order to seek compliance with these policies and procedures. The Board of Trustees oversees disclosures through the reporting of the Chief Compliance Officer.

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The Fund, Calamos Advisors and CFS do not receive compensation or other consideration for the disclosure of portfolio security holdings.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding Fund Shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control.

All shares of the Funds are entered on the records of Depository Trust Company (“DTC”), a security depository, in the name of its nominee for the account of a participant of DTC (“DTC Participant”). As of October 31, 2025, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of Calamos Laddered S&P 500® Structured Alt Protection ETF® were as follows:

Fund	Registration	Number of Shares % Fund
Calamos Laddered S&P 500® Structured Alt Protection ETF®	CHARLES SCHWAB & CO., INC.	1,495,963.00
	2423 E LINCOLN DRIVE	48.26%
	PHOENIX AZ 85016-1215

	NATIONAL FINANCIAL SERVICES LLC	1,194,084.00
	499 WASHINGTON BLVD	38.52%
	JERSEY CITY NJ 07310

	PERSHING LLC	227,021.00
	ONE PERSHING PLAZA	7.32%
	JERSEY CITY NJ 07399

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, Calamos Investments, LLC is the only person known to own beneficially* (as determined in accordance with Rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of the Fund at October 31, 2025. It owned 14.46% of the Fund.

As of October 31, 2025, the trustees and officers as a group owned less than 15%* of the outstanding shares of Calamos Laddered S&P 500® Structured Alt Protection ETF®.

INVESTMENT ADVISORY SERVICES

Investment Adviser

Investment management and certain other services are provided to the Trust by Calamos Advisors pursuant to a Management Agreement (the “Management Agreement”) dated September 1, 2023, as amended. Calamos Advisors also furnishes office space, equipment and management personnel to the Trust.

The Fund pays Calamos Advisors a fee based on its average daily net assets that is accrued daily and paid on a quarterly basis. The Fund pays a fee on its average daily net assets at the annual rate of 0.10% on average daily net assets.

With respect to a Fund in the Calamos Family of Funds (each an “Acquiring Fund”) that invests in Fund Shares of Calamos Laddered S&P 500® Structured Alt Protection ETF®, Calamos Advisors agrees to waive an amount equal to the portion of the advisory fee payable to the Fund that is attributable to the Acquiring Fund’s investment in the Fund, based on daily net assets.

Calamos Advisors is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”). Calamos Asset Management, Inc. (“CAM”) is the sole manager of CILLC. As of July 31, 2025, approximately 22.4% of the outstanding interests of CILLC was owned by CAM, 77.72% by Calamos Partners LLC (“CPL”), and 0.04% by Calamos Equity Partners LLC (“CEP”). CAM is owned by John P. Calamos, Sr. and John S. Koudounis. CPL is owned by Calamos Family Partners, Inc. (“CFP”) and John S. Koudounis. CFP is beneficially owned by members of the Calamos family, including John P. Calamos, Sr. CEP is owned by John S. Koudounis and Daniel L. Dufresne. John P. Calamos, Sr., is an affiliated person of each Fund and Calamos Advisors by virtue of his position as Chairman, Trustee and President of the Trust and Chairman and Global Chief Investment Officer (“Global CIO”) of Calamos Advisors. John S. Koudounis, Thomas P. Kiley, Thomas E. Herman, Erik D. Ojala, Stephen Atkins, Daniel Dufresne, and Walter Kelly are affiliated persons of each Fund and Calamos Advisors by virtue of their positions as Trustee and Vice President; Vice President; Vice President and Chief Financial Officer; Vice President and Secretary; Treasurer; Vice President; and Chief Compliance Officer of the Trust; respectively, and as President and Chief Executive Officer; Senior Vice President and Chief Distribution Officer; Executive Vice President and Chief Financial Officer; Senior Vice President, General Counsel and Secretary; Senior Vice President and Head of Fund Administration; Executive Vice President and Chief Operating Officer; and Co-Chief Compliance Officer of Calamos Advisors, respectively.

During the periods shown below, each of the Funds paid total advisory fees and was reimbursed by Calamos Advisors for expenses in excess of applicable expense limitations or due to contractual fee waivers. Payments were as follows:

		Year Ended	Year Ended	Year Ended
Fund	Advisory fee	7/31/25	7/31/24	7/31/23
Calamos Laddered S&P 500® Structured Alt Protection ETF	0.10%	$43,301	$-	$-

The use of the name “Calamos” in the name of the Trust and in the name of the Funds are pursuant to licenses granted by Calamos Investments LLC, and the Trust has agreed to change the names to remove those references if Calamos Advisors ceases to act as Adviser to the Funds.

EXPENSES

Out of its management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Fees and expenses related to the Fund’s organization and registration and qualification of the Fund and its Fund Shares under federal and state securities laws will be borne by the Adviser.

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MANAGEMENT APPROACH

Calamos Advisors employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of five (5) Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers and Associate Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross-team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of Calamos Advisors’ Investment Committee, made up of the Global CIO, the Co-CIO team, and the Global Head of Trading. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

• Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

• Promotes collaboration between teams; and

• Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

• Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.

• Establish firm-wide secular and cyclical themes for review.

• Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

• Review firm-wide, portfolio and individual security liquidity constraints.

• Evaluate firm-wide and portfolio investment performance.

• Evaluate firm-wide and portfolio hedging policies and execution.

• Evaluate enhancements to the overall investment process.

David O’Donohue, Jimmy Young, Eli Pars, Jason Hill, and Anthony Vecchiolla are the Funds’ portfolio managers and are collectively referred to within this registration statement as “Portfolio Managers”. The Portfolio Managers have responsibility for allocating the portfolio across the market capitalization spectrum, sectors, and geographies within the portfolio’s eligible investment universe and for reviewing the overall composition of the portfolio to ensure compliance with its stated investment objective. The Portfolio Managers, in collaboration with other members of the Calamos Advisors investment teams, have the responsibility of overseeing the integration of the Fund’s investment approach and framework to ensure compliance with the Fund’s stated investment approach.

The Portfolio Managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts (and inclusive of the Fund) as of July 31, 2025 is set forth below.

Other Accounts Managed and Assets by Account Type as of July 31, 2025

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
David O’Donohue	34	18,207,836,590	2	11,045,646	0	-
Jimmy Young	33	18,007,379,867	0	-	0	-
Eli Pars	51	32,850,893,729	6	1,030,204,104	5,163	4,530,888,074
Jason Hill	33	18,007,379,867	0	-	0	-
Anthony Vecchiolla	34	18,151,462,555	0	-	0	-
Jordan Rosenfeld	1	64,266,535	0	-	0	-

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Number of Accounts and Assets for which Advisory Fee is Performance Based as of July 31, 2025

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
David O’Donohue	0	-	0	-	0	-
Jimmy Young	0	-	0	-	0	-
Eli Pars	2	416,375,322	0	-	0	-
Jason Hill	0	-	0	-	0	-
Anthony Vecchiolla	0	-	0	-	0	-
Jordan Rosenfeld	0	-	0	-	0	-

The Portfolio Managers may invest for their own benefit in securities held in brokerage and fund accounts. The information shown in the table does not include information about those accounts where the Portfolio Managers or members of their family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors or any of its affiliates.

The Fund’s Portfolio Managers are responsible for managing both the Fund and other accounts, including separate accounts.

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to Calamos Advisors’ Chief Compliance Officer on a monthly basis. Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

As of March 31, 2025, Messrs. O’Donohue, Young, Pars, Hill, Rosenfeld, and Vecchiolla receive all of their compensation from Calamos Advisors. Compensation for portfolio management team members includes a competitive base salary, and an annual cash bonus (driven by investment, company, and individual performance). Portfolio managers are also eligible for Calamos Advisors’ Long-Term Incentive (“LTI”) program, which is an incentive award vesting over time that reflects appreciation and depreciation in the value of both the funds managed by such professional and the company generally. LTI awards granted in 2023 vest on a three-year schedule (25% on or about the first anniversary of the award grant, 25% on or about the second anniversary of the award grant, and 50% on or about the third anniversary of the award grant). Each investment team LTI award will be allocated as follows: (i) 33.3% to track the value of the associate’s managed strategies, (ii) 33.3% to track the Calamos strategy of the associate’s choice, and (iii) 33.3% to track the value of the firm; all over the vesting period.

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The existence of these separate asset or fee-based payments could create a conflict of interest with regard to each portfolio manager’s allocation of investment opportunities among the accounts for which they act as portfolio manager. Calamos Advisors maintains policies and procedures reasonably designed to mitigate such conflicts of interest.

This compensation structure considers annually the performance of the various strategies managed by the portfolio managers, among other factors, including, without limitation, the overall performance of the firm.

As of July 31, 2025, the portfolio managers held the following amounts in the Fund:

Portfolio Managers	Calamos Laddered S&P 500® Structured Alt Protection ETF®
Jason Hill	None
David O’Donohue	None
Eli Pars	None
Anthony Vecchiolla	None
Jimmy Young	None
Jordan Rosenfeld	None

DISTRIBUTOR

The Fund’s distributor is Calamos Financial Services LLC (“CFS” or the “Distributor”), 2020 Calamos Court, Naperville, Illinois, 60563. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes Fund Shares.

Fund Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Transactions in Creation Units.” Fund Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Fund Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc.

The Distributor has no role in determining the investment policies of the Funds, or which securities are to be purchased or sold by the Funds.

12b-1 Plan. The Board has adopted a distribution and service plan (“Distribution and Service Plan”) pursuant to Rule 12b-1 under the Investment Company Act (“Plan”). In accordance with its Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. In addition, if the payment of management fees by the Fund is deemed to be indirect financing by the Fund of the distribution of its Fund Shares, such payment is authorized by the Plan. Calamos Advisors may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund Shares. Calamos Advisors may pay amounts to third parties for distribution or marketing services on behalf of the Fund.

The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. No fees are currently paid by the Fund under the Plan, however, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis. If fees were charged under the Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan will remain in effect for a period of one year and is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by the Fund unless such amendment is approved by majority vote of the outstanding Fund Shares and by the independent trustees in the manner described above. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the independent trustees or by 1940 Act majority vote of the outstanding Fund Shares.

OTHER COMPENSATION TO INTERMEDIARIES

Calamos Advisors and its affiliates are currently subject to supplemental compensation payment requests by certain securities broker-dealers, banks or other intermediaries, including third party administrators of qualified plans (each an “Intermediary”) whose customers have purchased Fund Shares. In their discretion, Calamos Advisors and its affiliates may make payments to an Intermediary for various purposes. These payments do not increase the amount paid by you or the Fund, as they are paid from the legitimate profits from these entities in what is generally referred to as “revenue sharing.”

Revenue sharing payments are generally a percentage of the account’s average annual net assets. Calamos Advisors and its affiliates may make these payments to an Intermediary for various purposes, including to help defray costs incurred by the Intermediary to educate financial advisers about the Fund so they can make recommendations and provide services that are suitable and meet shareholder needs, to access the Intermediary’s representatives, to provide marketing support and other specified services. To the extent that the Fund does not pay for these costs directly, Calamos Advisors and its affiliates may also make payments to certain financial intermediaries for administrative services such as record keeping, sub-accounting for shareholder accounts, client account maintenance support, statement preparation, transaction processing, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain trading systems, or one-time payments for services such as setting up the Fund on a intermediary’s trading system.

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In addition, Calamos Advisors and its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. Calamos Advisors and its affiliates may make payments to participate in intermediary marketing support programs which may provide Calamos Advisors, as applicable, with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data and data analytics, business planning and strategy sessions with intermediary personnel, information on industry- or platform specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of the Fund and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Fund to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Fund available to their customers.

These payments may provide Intermediaries with an incentive to favor Fund Shares of the Fund over sales of shares of other ETFs or non-ETF investments. These payments may influence the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund Shares and you should discuss this matter with your Intermediary and its representatives. The Fund may utilize an Intermediary that offers and sells Fund Shares to execute portfolio transactions for the Fund. The Funds and Calamos Advisors do not consider sales of Fund Shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

PORTFOLIO TRANSACTIONS

Calamos Advisors is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. Calamos Advisors may purchase options, futures or use other derivative instruments. Subject to applicable law, Calamos Advisors may determine to cross-trade securities or other instruments between client accounts.

Portfolio transactions on behalf of the Fund effected on stock or futures exchanges typically involve the payment of negotiated commissions. There is generally no stated commission in the case of securities or other instruments traded in the OTC markets, but the price the Fund pays usually includes an undisclosed dealer commission or mark-up (known as a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security or other instrument at the time, and includes the dealer’s normal profit). For securities purchased in an underwritten offering, the price the Fund pays includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In executing portfolio transactions, Calamos Advisors uses its best efforts to obtain for the Fund the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos Advisors considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker- dealer and the quality of service rendered by the broker-dealer in other transactions. In certain circumstances, a Fund may determine that it is in the best interest of the Fund to waive, reimburse or prepay commissions or fees that would otherwise be applicable to the Fund’s securities or derivatives transactions.

In allocating the Fund’s portfolio brokerage transactions to unaffiliated broker-dealers, Calamos Advisors may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. Although Calamos Advisors believes these services have substantial value, they are considered supplemental to Calamos Advisors’ own efforts in performing its duties under the Management Agreement.

For purchases and sales of derivatives (i.e., financial instruments whose value is derived from the value of an underlying asset, interest rate or index) Calamos Advisors generally evaluates counterparties based on one or more of the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.

Calamos Advisors does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Calamos Advisors does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Calamos Advisors has entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Calamos Advisors with research or brokerage services, as permitted under Section 28(e) of the Exchange Act. CCAs allow Calamos Advisors to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Calamos Advisors are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Calamos Advisors and such research may not necessarily be used by Calamos Advisors in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services.

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As permitted by Section 28(e) of the 1934 Act, Calamos Advisors may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if Calamos Advisors believes the amount to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos Advisors may indirectly benefit from the availability of these services to Calamos Advisors, and the Fund may indirectly benefit from services available to Calamos Advisors as a result of research services received by Calamos Advisors through transactions for other clients. In addition, Calamos Advisors may execute portfolio transactions for the Fund, to the extent permitted by law, through broker-dealers affiliated with the Fund, Calamos Advisors, CFS, or other broker-dealers distributing Fund Shares of the Fund if it reasonably believes that the combination of price and execution is at least as favorable as with unaffiliated broker-dealers, and in such transactions any such broker-dealer would receive brokerage commissions paid by the Fund.

In certain cases, Calamos Advisors may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Calamos Advisors makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Calamos Advisors personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by Calamos Advisors through brokerage commissions generated by transactions of its clients, including the Fund. Calamos Advisors pays the provider in cash for the non-research portion of its use of these products or services.

Subject to applicable law, Calamos Advisors may select brokers that furnish Calamos Advisors, the Funds, other Calamos Advisors client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in Calamos Advisors’ view, appropriate assistance to Calamos Advisors in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

For the periods presented below, Calamos Advisors did not execute trades through CFS, its affiliated broker-dealer. For the periods indicated, the following table shows the amount of aggregate commissions related to the portfolio transactions executed for the Fund through unaffiliated broker-dealers.

	Year Ended 07/31/25	Year Ended 07/31/24*	Year Ended 07/31/23*
	Aggregate	Aggregate	Aggregate
Description	Commissions	Commissions	Commissions
Calamos Laddered S&P 500® Structured Alt Protection ETF®	$22,813	-	-

The following table shows the brokerage commissions paid by each Fund to brokers who furnished research services to the Fund or Calamos Advisors, and aggregate dollar amounts involved in those transactions, during the period indicated.

	FISCAL YEAR ENDED July 31, 2025
	Aggregate	Aggregate	% Of Aggregate
Fund	Portfolio Transactions	Commissions Paid	Commissions
Calamos Laddered S&P 500® Structured Alt Protection ETF®	$57,354,726	$22,813	0.0%

*The Fund commenced operations on September 9, 2024.

ADDITIONAL INFORMATION CONCERNING THE FUND SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on June 17, 2013, and has authorized capital of unlimited Fund Shares of beneficial interest of no-par value that may be issued in more than one class or series. Currently, the Trust consists of forty-four actively managed series. The Board of Trustees may designate additional series.

Under Delaware law, the Trust is not required to hold an annual shareholders’ meeting if the 1940 Act does not require such a meeting. Shareholders holding two-thirds of Fund Shares outstanding of the relevant Fund may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Fund Shares are freely transferable. Fund Shares will not have preemptive rights or cumulative voting rights, and none of the Fund Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Fund Shares have equal voting rights. The Trust Instrument confers upon the Board the power, by resolution, to alter the number of Fund Shares constituting a Creation Unit or to specify that Fund Shares of the Fund may be individually redeemable. The Trust reserves the right to adjust the stock prices of Fund Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the NAV of the Fund.

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification out of the Fund’s property for all loss and expense of the Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

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If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Fund Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled “Fund Facts - Book Entry.”

The Depository Trust Company (“DTC”) acts as Securities Depository for Fund Shares. Fund Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Fund Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant written confirmation relating to their purchase and sale of Fund Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Fund Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Fund Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Fund Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Fund Shares held through such DTC Participants will be governed by standing instructions and customary practices, and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Fund Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Fund Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

The Trust is required to disclose on a quarterly basis the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust is available on the SEC’s website at https://www.sec.gov. The Fund’s Form N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-PORT are available without charge, upon request, by calling (866) 363-9219 or by writing to Calamos ETF Trust, 2020 Calamos Court, Naperville, IL 60563.

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CREATION AND REDEMPTION OF CREATION UNITS

General

The Fund will issue and sell Fund Shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Distribution of Fund Shares

In connection with its launch, the Fund was seeded through the sale of one or more Creation Units to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants or a lead market maker, other third party investor or an affiliate of the Fund or the Adviser purchasing from an Authorized Participant. Each such initial investor may sell some or all of the Fund Shares underlying the Creation Unit(s) held by them pursuant to the registration statement for the Fund (each, a “Selling Shareholder”), which Fund Shares have been registered to permit the resale from time to time after purchase. No Fund will receive any of the proceeds from the resale by the Selling Shareholders of these Fund Shares. Selling Shareholders may sell Fund Shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the Fund Shares may be listed or quoted at the time of sale, through trading systems, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the Fund Shares held in Creation Unit size by them through an Authorized Participant. Any Selling Shareholder and any broker-dealer or agents participating in the distribution of Fund Shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act, in connection with such sales. Any Selling Shareholder and any other person participating in such distribution will be subject to any applicable provisions of the Exchange Act and the rules and regulations thereunder.

Fund Deposit

The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, and the Cash Component (defined below), computed as described below. The Trust reserves the right to permit or require the substitution of Deposit Cash to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. Certain fees/costs associated with creation transactions may be waived in certain circumstances.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Fund Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The Fund, through NSCC, make available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Fund Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

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The identity and number of Fund Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit from certain corporate actions.

Procedures for Purchase of Creation Units

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker- dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Fund Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units is expected to be 2:00 p.m. Eastern Time which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Transfer Agent no later than 2:30 p.m. Eastern Time or such earlier time as may be designated by the Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Fund Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failures may impede the ability to reach the Transfer Agent or an Authorized Participant.

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Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to up to 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases.

The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

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Acceptance of Orders of Creation Units

The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Fund Shares ordered, would own 80% or more of the currently outstanding Fund Shares; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Fund Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund is $250 for in-kind Creation Units or $100 for cash Creation Units, or such other amount as agreed to in writing between the parties, regardless of the number of Creation Units created in the transaction. The Fund may waive or adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to prepay certain commissions or to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Fund Shares may be issued on an ongoing basis, a “distribution” of Fund Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Fund Shares, and sells those Fund Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Fund Shares with an active selling effort involving solicitation of secondary-market demand for Fund Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

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Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Fund Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemptions

Fund Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. Except upon liquidation of the Fund, the Trust will not redeem Fund Shares in amounts less than Creation Units. Investors must accumulate enough Fund Shares in the secondary market to constitute a Creation Unit to have such Fund Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit. Certain fees/costs associated with redemption transactions may be waived in certain circumstances.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Fund Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee

A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund is $250 for in-kind Creation Units or $100 for cash Creation Units, or such other amount as agreed to in writing between the parties, regardless of the number of Creation Units redeemed in the transaction. The Fund may waive or adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to prepay certain commissions or to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Fund Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

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The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Fund Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures

In connection with taking delivery of Fund Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

The Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Fund Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Fund Shares or determination of the NAV of Fund Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

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The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for the Fund. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Custom Baskets

Creation and Redemption baskets may differ and the Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Fund’s portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant on a single day. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and their shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of the Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. The Adviser has established a governance process to oversee basket compliance for the Fund, as set forth in the Fund’s policies and procedures.

DETERMINATION OF NET ASSET VALUE

The NAV of Fund Shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the NYSE is open. NAV is computed by determining the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of Fund Shares outstanding ((assets-liabilities)/number of Fund Shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of Fund Shares, as well as all requests for the redemption of Fund Shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Futures, swaps and options contracts listed for trading on a futures or options exchange or board of trade for which market quotations are generally available are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price. Total return swaps on exchange-listed securities are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price.

If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security or other asset may be materially different than the value that could be realized upon the sale of that security or other asset. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to Calamos Advisors as “valuation designee” for the Fund. Calamos Advisors may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. Calamos Advisors reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

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The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its Fund Shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund Shares.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAVs by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.”

General Policies

The Fund expects to declare and distribute all of its net investment income and capital gains, if any, to shareholders as dividends at least annually. The Fund may distribute such investment income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Dividend Distributions

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Fund Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both investment income and realized gains will be automatically reinvested in additional whole Fund Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Fund Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Fund Shares to the same extent as if such distributions had been received in cash.

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TAXATION

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code. The Fund’s ability to qualify as a regulated investment company depends upon the Underlying ETFs themselves qualifying as regulated investment companies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

For purposes of the diversification tests, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of such investment. Because there is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of various derivatives that the Underlying ETFs may enter into, there is a risk that the Underlying ETFs will not meet the Code’s diversification requirements and will not qualify, or will be disqualified, as regulated investment companies. If the Underlying ETFs failed to qualify as regulated investment companies, the Fund also would not meet the Code’s diversification requirements and would not qualify, or would be disqualified, as a regulated investment company. See discussion under heading “Tax Risk.”

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. However, if the Fund retains any net capital gain, the Fund may report the retained amount as undistributed capital gains to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If the Fund makes this designation, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder.

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In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders), and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions paid by the Fund may be taxed at long-term capital gains tax rates. In particular, dividends received by an individual shareholder from a regulated investment company such as the Fund may be treated as “qualified dividend income” that is eligible to be taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied by both the Fund and shareholder and provided the dividends are attributable to qualifying dividends received by the Fund itself.

The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the long-term capital gains tax rates. If the Fund receives dividends from an Underlying ETF and the Underlying ETF reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying ETF. The Underlying ETFs and therefore the Fund do not anticipate that they will have qualified dividend income.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A portion of dividends from the Fund also may be eligible for the dividends-received deduction allowed to corporations, provided certain holding period and other requirements are satisfied. The eligible portion is not permitted to exceed the aggregate dividends the Fund receives from U.S. corporations. Funds with higher concentrations of securities other than stock of U.S. corporations are generally not expected to designate a significant portion of their distributions as qualifying for the dividends-received deduction. If the Fund receives dividends from an Underlying ETF and the Underlying ETF reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets holding period and other requirements with respect to shares of the Underlying ETF. The Underlying ETFs and therefore the Fund do not anticipate that they will make distributions eligible for the dividends-received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. The Internal Revenue Service and the Department of the Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Shareholders receiving distributions in the form of additional Fund Shares, rather than cash, generally will have a tax basis in each such Fund Share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Fund Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Fund Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Fund Shares.

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Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Fund Shares will receive a report as to the value of those Fund Shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of Fund Shares, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Fund Shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that Fund Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Fund Shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In such a case, the basis of the Fund Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Fund Shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units, the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time plus (or minus) any Cash Component received (or paid) and the shareholder’s aggregate basis in the securities surrendered. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the aggregate market value of the securities received, plus (or minus) any Cash Redemption Amount received (or paid), and such shareholder’s basis in the Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. In addition, when a regulated investment company redeems a shareholder in kind, the regulated investment company generally is not required to recognize taxable gains in respect of the portfolio securities it distributes to the redeeming shareholder. However, the Fund may be required to recognize taxable gain on the distribution of certain securities, and the Internal Revenue Service may assert that the Fund must recognize taxable gain in respect of certain other securities that the Fund distributes to a shareholder in exchange for Creation Units, which may increase the amount of taxable gains that the Fund would otherwise be required to distribute in order to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Authorized Participants that are dealers may be subject to special tax rules and should consult their own tax advisors regarding the tax consequences of purchasing and redeeming Creation Units in their capacity as dealers.

Investment in Underlying ETFs

The Fund’s investments in shares of the Underlying ETFs can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the Underlying ETF, rather than in shares of the Underlying ETF. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying ETF.

Because the Fund will invest all of its assets in shares of the Underlying ETFs, its distributable income and gains will normally consist entirely of distributions from the Underlying ETFs and gains and losses on the disposition of shares of the Underlying ETFs. To the extent that an Underlying ETF realizes net losses on its investments for a given taxable year, the Fund will not be able to benefit from those losses until and only to the extent that (i) the Underlying ETF realizes gains that it can reduce by those losses, or (ii) the Fund recognizes its share of those losses (so as to offset distributions or capital gains from other Underlying ETFs) when it disposes of shares of the Underlying ETF in a transaction qualifying for sale or exchange treatment. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Underlying ETF shares against its ordinary income (including distributions deriving from net short-term capital gains realized by an Underlying ETF).

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In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the Fund’s sales of Underlying ETF shares that have generated losses. A wash sale occurs if shares of an Underlying ETF are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying ETF 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying ETF shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying ETFs, rather than investing in shares of the Underlying ETF. For similar reasons, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying ETFs.

If the Fund was to own 20% or more of the voting interests of an Underlying ETF, subject to a safe harbor in respect of certain fund of funds arrangements, the Fund would be required to “look through” the Underlying ETF to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the Underlying ETF’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described above.

Treatment of FLEX Options

The FLEX Options included in each Underlying ETF’s portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Underlying ETFs do not believe that the positions they hold in FLEX Options will be subject to Section 1256 or be marked to market, but the positions will be subject to the straddle rules. See discussion under heading “Options, Futures and Forward Contracts, and Swap Agreements or Derivatives.”

Options, Futures and Forward Contracts, and Swap Agreements or Derivatives

In general, option premiums received by each Underlying ETF are not immediately included in the income of the Underlying ETF. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Underlying ETF transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by an Underlying ETF is exercised and the Underlying ETF sells or delivers the underlying stock, the Underlying ETF generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Underlying ETF minus (b) the Underlying ETF’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Underlying ETF pursuant to the exercise of a put option written by it, the Underlying ETF generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of an Underlying ETF’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Underlying ETF is greater or less than the amount paid by the Underlying ETF (if any) in terminating the transaction. Thus, for example, if an option written by an Underlying ETF expires unexercised, the Underlying ETF generally will recognize short-term gain equal to the premium received.

The tax treatment of certain positions entered into by the Underlying ETFs (including options, futures contracts, forward contracts, foreign currency positions and swap agreements) may be governed by Section 1256 of the Code (“Section 1256 contracts”). Any gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Underlying ETFs at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. The Underlying ETFs do not believe that the positions they hold in FLEX Options will be subject to Section 1256.

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The Underlying ETF’s options activities, including FLEX Options, may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the straddle rules contained primarily in Section 1092 of the Code. In some cases, the straddle rules also could apply in connection with swap agreements. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. The straddle rules and the rules governing qualified covered calls may affect the character of gains (or losses) realized by an Underlying ETF by causing gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be. In addition, losses realized by an Underlying ETF on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Underlying ETFs of transactions in options, futures, forward contracts, and swap agreements are not entirely clear.

The Underlying ETFs may make one or more of the elections available under the Code which are applicable to straddles. If an Underlying ETF makes any of the elections, the amount, character and timing of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders (including the Fund), and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to an Underlying ETF that did not engage in such hedging transactions.

In addition, the Underlying ETF’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules), which could affect the amount, timing and/or character of distributions to shareholders (including the Fund). The qualifying income and diversification requirements applicable to an Underlying ETF’s assets may limit the extent to which the Underlying ETF will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements, and other derivative instruments.

Rules governing the tax aspects of swap agreements and other derivative instruments are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Underlying ETFs intend to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Underlying ETFs as regulated investment companies - and consequently the status of the Fund as a regulated investment company - might be affected. Calamos Advisors intends to monitor developments in this area.

An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Underlying ETFs have has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain their qualification as regulated investment companies, which may affect whether the Fund has satisfied its relevant requirements to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Nature of Fund Investments

Certain of the Underlying ETF’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Underlying ETF to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions. These provisions may therefor affect the amount, timing and character of distributions by the Underlying ETFs to the Fund and therefore to Fund shareholders.

Non-U.S. Taxes

Income and proceeds received by an Underlying ETF from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Underlying ETF’s return on investments in such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. The Underlying Funds do not expect to be permitted to elect to pass to their shareholders non-income or other similar taxes paid or treated as paid by the Underlying ETFs, so shareholders of the Fund will not be entitled separately to claim a credit or deduction in respect of such payments. In addition, the Underlying ETF’s investments in foreign securities or foreign currencies may increase or accelerate the Underlying ETF’s recognition of ordinary income and may affect the timing or amount of the Underlying ETF’s distributions, and therefore may affect the timing or amount of the Fund’s distributions.

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Investments in Certain Non-U.S. Corporations

If an Underlying ETF holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Underlying ETF could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to the Fund. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Underlying ETF may be able to make an election that could ameliorate these adverse tax consequences. For instance, the Underlying ETF may elect to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Underlying ETF’s taxable year. If the Underlying ETF was to make a mark-to-market election, the Underlying ETF would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Underlying ETF might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the Department of the Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the Department of the Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. The Internal Revenue Service and the Department of the Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gains dividends that the Fund pays.

Distributions to non-financial non-U.S. entities (other than publicly traded non-U.S. entities, entities owned by residents of U.S. possessions, non-U.S. governments, international organizations, or non-U.S. central banks), will also be subject to a withholding tax of 30% if the entity does not (i) certify that the entity does not have any substantial U.S. owners (ii) or provide the name, address and TIN of each substantial U.S. owner. The Internal Revenue Service and the Department of the Treasury have issued proposed regulations providing that these withholding rules will also not be applicable to the gross proceeds of share redemptions or capital gains dividends that the Fund pays.

Income Not Effectively Connected

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

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Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Fund Shares in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. tax return.

Income Effectively Connected

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of Fund Shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Capital Loss Carryforward

Net capital gains of the Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), One Congress Street, Boston, Massachusetts 02114-2016, is the custodian for the assets of the Fund. The custodian is responsible for holding all cash and securities of the Fund, directly or through a book entry system, delivering and receiving payment for securities sold by the Fund, receiving and paying for securities purchased by the Fund, collecting income from investments of the Fund and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by the Fund, payment of dividends or payment of expenses of the Fund.

State Street also serves as transfer agent and dividend paying agent for the Fund.

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FUND ACCOUNTING AND FINANCIAL ACCOUNTING AGENT

Under the arrangements with State Street to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating NAV; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Fund. The Fund has also entered into an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Fund. These services include: monitoring the calculation of expense accrual amounts for the Fund and making any necessary modifications; managing the Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for the Fund; preparing financial reporting statements for the Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds. State Street receives compensation for these services from the Adviser out of its management fee. For the period from September 9, 2024 to July 31, 2024, the Adviser paid State Street $2,880 for fund accounting services. For the period from September 9, 2024 to July 31, 2024, the Adviser paid State Street $5,588, for administration services.

MISCELLANEOUS

Counsel. Ropes & Gray LLP, located at 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606, is counsel to the Trust.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, an independent registered public accounting firm, is the Trust’s independent auditor and is located at 111 South Wacker Drive, Chicago, IL 60606. Deloitte & Touche LLP audits and reports on a Fund’s annual financial statements and performs audit, audit-related and other services when approved by the Trust’s audit committee.

FINANCIAL STATEMENTS

The Funds’ financial statements and financial highlights for the fiscal period year ended July 31, 2025, as well as the report of the independent registered public accounting firm, are incorporated herein by reference from the Funds’ annual report to shareholders. See the front cover of the Funds’ statement of additional information or the back cover of the Funds’ prospectus for information on how to obtain the Funds’ annual report to shareholders.

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EXHIBIT A-DESCRIPTION OF RATINGS7

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Calamos Advisors believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”).

MOODY’S GLOBAL SHORT-TERM RATING SCALE

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

MOODY’S GLOBAL LONG-TERM RATING SCALE

Aaa-Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa-Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A-Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa-Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba-Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B-Obligations rated B are considered speculative and are subject to high credit risk.

Caa-Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca-Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C-Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

S&P SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

7 The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the rating indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund’s fiscal year-end.

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

A-1

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

S&P LONG-TERM ISSUE CREDIT RATINGS*

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

• The likelihood of payment - the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

• The nature and provisions of the financial obligation, and the promise we impute; and

• The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA-An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA-An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A-An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB-An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C-Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB-An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

* Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-2

B-An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC-An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C-An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D-An obligation rated ‘D’ is in payment default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR-indicates that a rating has not been assigned or is no longer assigned.

Local Currency and Foreign Currency Ratings

S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

A-3

Dated November 28, 2025

STATEMENT OF ADDITIONAL INFORMATION

Fund	Ticker
Calamos Laddered Bitcoin Structured Alt Protection ETF®	CBOL
Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®	CBXL
Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®	CBTL

2020 Calamos Court
Naperville, Illinois 60563
866.363.9219

This Statement of Additional Information (“SAI”) relates to Calamos Laddered Bitcoin Structured Alt Protection ETF®, Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®, and Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF® (each, a “Fund” and collectively, the “Funds”), each of which is a series of the Calamos ETF Trust (the “Trust”). This is not a prospectus but provides information that should be read in conjunction with the prospectus for each Fund, dated November 28, 2025 and any supplements thereto, which are incorporated herein by reference. Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. A copy of the Prospectus for each of the Funds may be obtained without charge by calling a Fund at (866) 363-9219, visiting a Fund’s website at www.calamos.com or through your financial advisor.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.

THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on June 17, 2013. The Trust is an open-end, registered management investment company. The Trust currently offers Fund shares (“Fund Shares”) in forty-two series of the Trust. Series other than the Funds are offered through separate prospectuses and statements of additional information and are not further discussed herein. The offering of Fund Shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Each Fund is a non- diversified, actively managed exchange-traded fund (“ETF”). Each Fund offers and issues Fund Shares at net asset value (“NAV”) only in aggregations of a specified number of Fund Shares, generally in exchange for a basket of securities constituting the portfolio holdings of a Fund, together with the deposit of a specified cash payment, or, in certain circumstances, for an all-cash payment. Fund Shares of each Fund are listed and principally trade on the CBOE BZX Exchange, Inc. (the “Exchange”). Fund Shares trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual funds, Fund Shares are not individually redeemable securities. Rather, a Fund issues and redeems Fund Shares on a continuous basis at NAV in aggregations of a specified number of Fund Shares (each, a “Creation Unit”). In the event of the liquidation of a Fund, the Trust may lower the number of Fund Shares in a Creation Unit. Financial entities known as “authorized participants” (which are discussed in greater detail below) have contractual arrangements with a Fund or the Distributor to purchase and redeem Fund Shares directly with a Fund in Creation Units in exchange for the securities comprising a Fund and/or cash, or some combination thereof. Fund Shares are traded in the secondary market and elsewhere at market prices that may be at, above, or below a Fund’s NAV. Fund Shares are only redeemable in Creation Units by authorized participants. An authorized participant that purchases a Creation Unit of Fund Shares deposits with a Fund a “basket” of securities and/or other assets identified by a Fund that day, and then receives the Creation Unit of Fund Shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund Shares for a basket of securities and other assets. The basket is generally representative of a Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of a Fund Shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act (“Rule 6c-11”), a Fund may utilize baskets that are not representative of a Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creation and Redemption of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of Fund Shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Unlike index-based ETFs, each Fund is “actively managed” and does not seek to replicate the performance of a specified index.

The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Fund Shares of any series may also be divided into one or more classes at the discretion of the Trustees. The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

EXCHANGE LISTING AND TRADING

Fund Shares of each Fund are listed and traded on the CBOE BZX Exchange, Inc. (the “Exchange”). Fund Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV or intraday indicative value, because such prices may be affected by market forces (such as supply and demand for Fund Shares). As is the case of other securities traded on an exchange, when you buy or sell Fund Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges. Further, the Trust reserves the right to adjust the price of Fund Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Fund Shares of the Fund will continue to be met.

1

The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Fund Shares of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of a Fund to achieve its objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about a Fund’s portfolio securities. Under the policy, portfolio holdings of a Fund, which will form the basis for the calculation of NAV on any day on which the Trust is open for business (“Business Day”), are publicly disseminated prior to the opening of trading on the Exchange that Business Day through financial reporting or news services, including the website www.calamos.com. In addition, each Business Day a portfolio composition file, which displays the basket of securities to be deposited to purchase Creation Units of a Fund (“In-Kind Creation Basket”) and the amount of cash necessary to equal the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation Basket (“Cash Component”), is publicly disseminated prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

INVESTMENT OBJECTIVES

Each Fund’s investment objectives are shown below:

Calamos Laddered Bitcoin Structured Alt Protection ETF® seeks to provide exposure to the price of Bitcoin.

Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF® seeks to provide exposure to the price of Bitcoin.

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF® seeks to provide exposure to the price of Bitcoin.

2

Each Fund’s investment objective is non-fundamental and may be changed by a vote of the Fund’s Board, without shareholder approval.

Each Fund has adopted a non-fundamental operating policy that requires it, under normal circumstances, to invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in ETFs. Each of the four Calamos Bitcoin Structured Alt Protection ETFs (“Underlying ETFs”) has adopted a non-fundamental operating policy that requires it, under normal circumstances, to invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in investments that provide exposure to Spot bitcoin. The investments that the Underlying ETF intends to utilize for its 80% investment policy may include OTC options and/or FLEX Options and/or Listed Options in one or more of the Underlying ETPs and/or Bitcoin Index. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. Although this requirement may be changed by the Board of Trustees without shareholder approval, a Fund will notify shareholders in writing at least 60 days prior to any change in its 80% policy.

Each Fund is an actively managed ETF that is designed to provide investors with the opportunity to track increases in the price of Spot bitcoin up to the stated cap over a specified period of time of approximately one (1) year (the “Outcome Period”), while seeking to provide protection against decreases in the price of Spot bitcoin over the same Outcome Period (before taking total fund operating fees and expenses into account). The “Spot bitcoin price” for determining the Cap for any Outcome Period will be determined by taking the CME CF Bitcoin Reference Rate – New York Variant (“BRRNY”) (“Spot bitcoin”) as of the first day of the Outcome Period. The BRRNY is a once a day benchmark index price for bitcoin that aggregates trade data from multiple bitcoin-USD markets operated by major cryptocurrency exchanges that conform to the CME CF Constituent Exchange Criteria.1

Based on market conditions and other factors at the commencement of the Outcome Period for each Underlying ETF, Calamos Advisors LLC (“Calamos Advisors” or the “Advisor”) seeks to provide investment exposure to the price performance of Spot bitcoin through various means of portfolio construction and management, including the two methods/approaches as may be implemented by the Advisor in its discretion as described below.

In the first method/approach, each Underlying ETF’s portfolio will be comprised of options, cash and cash equivalents, and/or U.S. Treasuries. Under this approach, and under normal market conditions, the Underlying ETFs will invest substantially all of their assets in U.S. Treasury securities with remaining maturities of one (1) year or less (the “Treasury Portfolio”), cash, cash equivalents, box spreads, and over-the-counter Options (“OTC Options”), FLexible EXchange Options (“FLEX Options”) and/or listed exchange traded options (“Listed Options”).

Options used by an Underlying ETF in utilizing box spreads will reference the underlying asset of the box spread trade, which is expected to be the SPX or SPY. Options utilized in seeking to track the positive price return of Spot bitcoin will each reference the price performance of either: (A) one or more of the iShares Bitcoin Trust ETF (IBIT), Grayscale Bitcoin Mini Trust (“BTC”), Bitwise Bitcoin ETF (“BITB”), Fidelity® Wise Origin® Bitcoin Fund (“FBTC”) and ARK 21 Shares Bitcoin ETF (“ARKB”) (each an “Underlying ETP” and collectively, the “Underlying ETPs”) and/or (B) one or more indexes that are designed to track the price of bitcoin (“Bitcoin Index”). One example of a Bitcoin Index is the Cboe Bitcoin U.S. ETF Index (ticker: CBTX), which is designed to reflect the price return performance of U.S. exchange-listed spot Bitcoin ETPs. The ETPs whose price return performance a Bitcoin Index seeks to reflect can include the BITB, FBTC, and ARKB, among others.

In the second method/approach, each Underlying ETF’s portfolio will be comprised of options, and cash and cash equivalents. Under this approach, and under normal market conditions, the Underlying ETF will invest substantially all of its assets in cash and cash equivalents and FLEX Options and/or Listed Options. The FLEX Options and/or Listed Options will each reference the price performance of either: (A) one or more of the Underlying ETPs and/or(B) a Bitcoin Index.

1 The Constituent Exchange Criteria requires each Constituent Exchange to implement policies and procedures designed to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. Additionally, each Constituent Exchange must comply with, among other things, capital market regulations, money transmission regulations, client money custody regulations, know-your-client regulations and anti-money laundering regulations.

3

With respect to each method/approach described above, each of the Underlying ETPs has as a primary investment objective to seek investment results that generally correspond to the price performance of bitcoin (as measured to a stated index or defined bitcoin reference rate) and therefore the performance of each Underlying ETP is expected to be positively correlated to the price performance of Spot bitcoin. Each Bitcoin Index will be designed to track the price performance of bitcoin and therefore each Bitcoin Index is expected to be positively correlated to the price performance of Spot bitcoin.

Each Underlying ETF has adopted a non-fundamental operating policy that requires it, under normal circumstances, to invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in investments that provide exposure to Spot bitcoin. The investments that the Underlying ETF intends to utilize for its 80% investment policy may include OTC Options and FLEX Options and/or Listed Options in one or more of the Underlying ETPs and/or one or more Bitcoin Indexes. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. Although this requirement may be changed by the Board of Trustees without shareholder approval, each Fund will notify shareholders in writing at least 60 days prior to any change in its 80% policy.

INVESTMENT PRACTICES

Each Fund’s prospectus contains information concerning the Fund’s investment objective and principal investment strategies and risks. This Statement of Additional Information provides additional information concerning certain securities and strategies used by the Funds and their associated risks. References to each Fund’s investments also generally refer to the Underlying ETFs’ investments.

In pursuing its investment objective, a Fund will invest as described below and in a Fund’s prospectus. The table below indicates whether an Underlying ETF invests in the securities and instruments listed as part of its principal (P) or non-principal (N) investment strategies.

4

Unless otherwise noted, all investment policies and restrictions described in the Prospectus and Statement of Additional Information are measured at the time of the transaction in the security. If market action affecting fund securities (including, but not limited to, appreciation, depreciation, or a credit rating event) causes a Fund to exceed an investment policy or restriction, Calamos Advisors LLC (“Calamos Advisors” or the “Advisor”) is not required to take immediate action. Under normal market conditions, however, Calamos Advisors will not make any acquisitions that will make a Fund further outside the investment restriction.

INVESTMENTS AND INVESTMENT-RELATED PRACTICES	CALAMOS LADDERED BITCOIN STRUCTURED ALT PROTECTION ETF®	CALAMOS LADDERED BITCOIN 90 SERIES STRUCTURED ALT PROTECTION ETF®	CALAMOS LADDERED BITCOIN 80 SERIES STRUCTURED ALT PROTECTION ETF®
Digital Assets (Bitcoin)	P	P	P
Exchange Traded Products	P	P	P
FLEX Options	P	P	P
Options on Securities and Indexes	P	P	P
Other Investment Companies	P	P	P
Temporary Investments	N	N	N
U.S. Government Obligations	P	P	P
U.S. Treasury Securities	P	P	P

DIGITAL ASSETS

Bitcoin is a digital asset that is created and transmitted through the operations of the peer-to-peer bitcoin network, a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the bitcoin network, the infrastructure of which is collectively maintained by its user base. The bitcoin network allows people to exchange tokens of value, called bitcoin, which are recorded on a public transaction ledger known as the Bitcoin Blockchain. Bitcoin can be used to pay for goods and services, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on bitcoin platforms that enable trading in bitcoin or in individual end-user-to-end-user transactions under a barter system.

The bitcoin network is commonly understood to be decentralized and does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of bitcoin. Rather, bitcoin is created and allocated by the bitcoin network protocol through a “mining” process. The value of bitcoin is determined by the supply of and demand for bitcoin-on-bitcoin platforms or in private end-user-to-end-user transactions.

New bitcoin are created and rewarded to the miners of a block in the Bitcoin Blockchain for verifying transactions. The Bitcoin Blockchain is a shared database that includes all blocks that have been solved by miners and it is updated to include new blocks as they are solved. Each bitcoin transaction is broadcast to the bitcoin network and, when included in a block, recorded in the Bitcoin Blockchain. As each new block records outstanding bitcoin transactions, and outstanding transactions are settled and validated through such recording, the Bitcoin Blockchain represents a complete, transparent and unbroken history of all transactions of the bitcoin network.

The bitcoin network was initially contemplated in a white paper that also described bitcoin and the operating software to govern the bitcoin network. The white paper was purportedly authored by Satoshi Nakamoto. However, no individual with that name has been reliably identified as bitcoin’s creator, and the general consensus is that the name is a pseudonym for the actual inventor or inventors. The first bitcoins were created in 2009 after Nakamoto released the bitcoin network source code (the software and protocol that created and launched the Bitcoin network). The bitcoin network has been under active development since that time by a loose group of software developers who have come to be known as core developers.

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The bitcoin network is kept running by computers all over the world. In order to incentivize those who incur the computational costs of securing the network by validating transactions (e.g., “miners”), there is a reward that is given to the computer that was able to create the latest block on the chain. Every 10 minutes, on average, a new block is added to the Bitcoin Blockchain with the latest transactions processed by the network, and the computer that generated this block is currently awarded 3.125 bitcoin. Over time, rewards are expected to be proportionate to the computational power of each machine. New bitcoins are only created through the mining process. This deliberately controlled rate of bitcoin creation means that the number of bitcoin in existence will increase at a controlled rate until the number of bitcoin in existence reaches the pre-determined 21 million bitcoin. As of December 31, 2023, approximately 19.6 million bitcoins were outstanding and the date when the 21 million bitcoin limitation will be reached is estimated to be the year 2140. However, the 21 million supply limit could be changed in a hard fork meaning a protocol change that creates a new set of rules for the computers that make up the blockchain network.

Each bitcoin network address, or wallet, is associated with a unique “public key” and “private key” pair. To receive bitcoin, the bitcoin recipient must provide its public key to the party initiating the transfer. This activity is analogous to a recipient for a transaction in U.S. dollars providing a routing address in wire instructions to the payor so that cash may be wired to the recipient’s account. The payor approves the transfer to the address provided by the recipient by “signing” a transaction that consists of the recipient’s public key with the private key of the address from where the payor is transferring the bitcoin. The recipient, however, does not make public or provide to the sender its related private key. Since every computation on the bitcoin network requires the payment of bitcoin, including verification and memorialization of bitcoin transfers, there is a transaction fee involved with the transfer, which is based on computation complexity and not on the value of the transfer and is paid by the payor with a fractional number of bitcoin.

Neither the recipient nor the sender reveals their private keys in a transaction because the private key authorizes transfer of the funds in that address to other users. Therefore, if a user loses his private key, the user may permanently lose access to the bitcoin contained in the associated address. Likewise, bitcoin is irretrievably lost if the private key associated with them is deleted and no backup has been made. When sending bitcoin, a user’s bitcoin network software program must validate the transaction with the associated private key. The resulting digitally validated transaction is sent by the user’s bitcoin network software program to the Bitcoin network to allow transaction confirmation.

Upon the addition of a block included in the Bitcoin Blockchain, the bitcoin network software program of both the spending party and the receiving party will show confirmation of the transaction on the Bitcoin Blockchain and reflect an adjustment to the bitcoin balance in each party’s bitcoin network public key, completing the bitcoin transaction. Once a transaction is confirmed on the Bitcoin Blockchain, it is irreversible.

Some bitcoin transactions are conducted “off-blockchain” and are therefore not recorded in the Bitcoin Blockchain. Some “off-blockchain transactions” involve the transfer of control over, or ownership of, a specific digital wallet holding bitcoin or the reallocation of ownership of certain bitcoin in a digital wallet containing assets owned by multiple persons, such as a digital wallet maintained by a digital assets platform. In contrast to on-blockchain transactions, which are publicly recorded on the Bitcoin Blockchain, information and data regarding off-blockchain transactions are generally not publicly available.

Therefore, off-blockchain transactions are not truly bitcoin transactions in that they do not involve the transfer of transaction data on the bitcoin network and do not reflect a movement of bitcoin between addresses recorded in the Bitcoin Blockchain. For these reasons, off-blockchain transactions are subject to risks as any such transfer of bitcoin ownership is not protected by the protocol behind the bitcoin network or recorded in, and validated through, the blockchain mechanism.

6

The Bitcoin Blockchain has a number of impediments that would need to be addressed in order for it to be adopted as a more mainstream payment system, including:

●	Scalability: Blockchain networks can be slow and inefficient due to the high computational requirements needed to validate transactions. As the number of users, transactions, and applications increases, the ability of blockchain networks to process and validate them in a timely way becomes strained. This makes blockchain networks difficult to use in applications that require fast transaction processing speeds.

●	Transaction fees: Bitcoin’s network requires fees to process transactions, which can fluctuate dramatically based on network congestion and the data size of a transaction. During periods of high demand, these fees can increase greatly, making small, everyday transactions, like buying a coffee, impractical. This volatility in transaction costs significantly undermines Bitcoin’s utility as a medium for daily financial activities.

●	Volatility of bitcoin: The price of bitcoin is primarily determined by supply and demand in the cryptocurrency markets. As a relatively new and speculative asset, its price can fluctuate wildly based on investor sentiment, news, and market trends. It also has a fixed maximum supply of 21 million coins, which scarcity can lead to price volatility as demand fluctuates against a capped supply. Further, unlike traditional currencies backed by governments or commodities with industrial uses, bitcoin’s value is largely based on belief in its future potential, making it susceptible to rapid changes in public perception.

●	Interoperability: There are currently many different blockchain platforms — each with its own protocols and standards – and they often do not work well together. This lack of interoperability can lead to inefficiencies, as individuals and companies may need to navigate multiple platforms and use a number of tokens or cryptocurrencies to interact with different networks. This fragmentation can also hinder collaboration, stifle innovation, and prevent the seamless exchange of data and value between different blockchain ecosystems.

Further development of the Bitcoin Blockchain is increasingly dependent on the development of second-layer protocols due to inherent scalability limitations in its base layer. Bitcoin’s primary blockchain prioritizes security and decentralization, which comes at the cost of limited transaction throughput and higher fees during periods of high demand. Second-layer protocols, such as the Lightning Network, aim to address these limitations by enabling faster and cheaper transactions off-chain while still leveraging bitcoin’s security model. These protocols allow for micropayments, increased privacy, and improved scalability without compromising the core principles of the bitcoin network. As adoption grows, second-layer solutions become crucial for bitcoin to function as a viable medium of exchange for everyday transactions, in addition to its role as a store of value.

The bitcoin network was first launched in 2009 and bitcoins were the first cryptographic digital assets created to gain global adoption and critical mass. Although the bitcoin network is the most established digital asset network, the bitcoin network and other cryptographic and algorithmic protocols governing the issuance of digital assets represent a new and rapidly evolving industry that is subject to a variety of factors that are difficult to evaluate. Moreover, because digital assets, including bitcoin, have been in existence for a short period of time and are continuing to develop, there may be additional risks in the future that are impossible to predict as of the date of this prospectus. Digital assets represent a new and rapidly evolving industry, and the value of the Underlying ETPs and of Bitcoin Indexes depend on the acceptance of bitcoin. The realization of one or more of the following risks could materially adversely affect the value of the Underlying ETPs and/or Bitcoin Index.

Digital assets, including bitcoin, are controllable only by the possessor of both the unique public key and private key or keys relating to the bitcoin network address, or “wallet”, at which the digital assets are held. Private keys must be safeguarded and kept private in order to prevent a third-party from accessing the digital asset held in such wallet. The loss, theft, compromise or destruction of a private key required to access a digital asset may be irreversible. If a private key is lost, stolen, destroyed or otherwise compromised and no backup of the private key is accessible, the owner would be unable to access the digital asset corresponding to that private key and the private key will not be capable of being restored by the digital asset network resulting in the total loss of the value of the digital asset linked to the private key.

Over the past decade, bitcoin mining operations have evolved from individual users mining with computer processors, graphics processing units and first-generation application specific integrated circuit machines to “professionalized” mining operations using proprietary hardware or sophisticated machines. If the profit margins of bitcoin mining operations are not sufficiently high, including due to an increase in electricity costs or a decline in the market price of bitcoin, or if bitcoin mining operations are unable to arrange alternative sources of financing (e.g., if lenders refuse to make loans to such miners), bitcoin miners are more likely to immediately sell more bitcoins than they otherwise would, resulting in an increase in liquid supply of bitcoin, which would generally tend to reduce bitcoin’s market price.

7

More than 10,000 other digital assets have been developed since the inception of bitcoin. However, bitcoin is currently the most developed digital asset because of the length of time it has been in existence, the investment in the infrastructure that supports it, and the network of individuals and entities that are using bitcoin in transactions. Some industry groups are also creating private, permissioned blockchain versions of digital assets.

Risk factors related to digital assets include:

- The trading prices of many digital assets, including bitcoin, have experienced extreme volatility and may continue to do so. Extreme volatility in the future, including further declines in the trading prices of bitcoin, could have a material adverse effect on the value of the Underlying ETPs and/or Bitcoin Index and the Underlying ETPs and/or Bitcoin Index could lose all or substantially all of their value.

- The value of the Underlying ETPs and/or Bitcoin Index are subject to a number of factors relating to the fundamental investment characteristics of bitcoin as a digital asset, including the fact that digital assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies such as the Bitcoin Blockchain.

- Digital assets represent a new and rapidly evolving industry, and the value of the Underlying ETPs and/or Bitcoin Index depends on the acceptance of bitcoin.

- Changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

Risk factors related to digital asset markets include:

- The value of the Underlying ETPs and/or Bitcoin Index relates to the value of bitcoins, the value of which may be highly volatile and subject to fluctuations due to a number of factors.

- The BRRNY and similar pricing sources have a limited performance history, their rates price could fail to track the global bitcoin price, and a failure of the price could adversely affect the value of the respective Underlying ETPs and/or Bitcoin Index.

- The pricing sources used to calculate the value of the Underlying ETPs’ bitcoin and the price of Bitcoin Indexes may be volatile, adversely affecting the value of the Underlying ETFs.

- While each Underlying ETF’s investment objective is to track the positive price return of the BRRNY in the manner described previously, the BRRNY is only one source of spot bitcoin pricing and it may not track to a generally accepted bitcoin price.

- The indexes prices used to calculate the value of the Underlying ETPs’ bitcoin may be volatile, adversely affecting the value of the Shares.

The value of the Underlying ETPs and/or Bitcoin Index relates directly to the value of bitcoin, the value of which may be highly volatile and subject to fluctuations due to a number of factors that could adversely affect the value of the respective Underlying ETPs and/or Bitcoin Index. Those factors include:

- an increase in the global bitcoin supply or a decrease in global bitcoin demand;

- market conditions of, and overall sentiment towards, the digital assets and blockchain technology industry;

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- the adoption of bitcoin as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of the open-source software protocol of the bitcoin network, and its ability to meet user demands;

- manipulative trading activity on digital asset trading platforms, which, in many cases, are largely unregulated;

- forks in the bitcoin network;

- investors’ expectations with respect to interest rates, the rates of inflation of fiat currencies or bitcoin, and digital asset exchange rates;

- consumer preferences and perceptions of bitcoin specifically and digital assets generally;

- negative events, publicity, and social media coverage relating to the digital assets and blockchain technology industry;

- fiat currency withdrawal and deposit policies on digital asset trading platforms;

- the liquidity of digital asset markets and any increase or decrease in trading volume or market making on digital asset markets;

- business failures, bankruptcies, hacking, fraud, crime, government investigations, or other negative developments affecting digital asset businesses, including digital asset trading platforms, or banks or other financial institutions and service providers which provide services to the digital assets industry; the use of leverage in digital asset markets, including the unwinding of positions, “margin calls”, collateral liquidations and similar events;

- investment and trading activities of large or active consumer and institutional users, speculators, miners, and investors in bitcoin;

- an active derivatives market for bitcoin or for digital assets generally;

- monetary policies of governments, legislation or regulation, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of bitcoin as a form of payment or the purchase of bitcoin on the digital asset markets;

- global or regional political, economic or financial conditions, events and situations, or major public issues;

- fees associated with processing a bitcoin transaction and the speed at which bitcoin transactions are settled;

- the maintenance, troubleshooting, and development of the bitcoin network including by miners and developers worldwide;

- the ability for the bitcoin network to attract and retain miners to secure and confirm transactions accurately and efficiently;

- ongoing technological viability and security of the bitcoin network and bitcoin transactions, including vulnerabilities against hacks and scalability;

- financial strength of market participants;

- the availability and cost of funding and capital;

- the liquidity and credit risk of digital asset trading platforms;

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- interruptions in service from or closures or failures of major digital asset trading platforms or their banking partners, or outages or system failures affecting the bitcoin network;

- decreased confidence in digital assets and digital assets trading platforms;

- poor risk management or fraud by entities in the digital assets ecosystem;

- increased competition from other forms of digital assets or payment services; and

- each Underlying ETP’s own acquisitions or dispositions of bitcoin, since there is no limit on the number of bitcoin that the Underlying ETPs may acquire.

The trading prices of many digital assets, including bitcoin, have experienced extreme volatility and may continue to do so. Extreme volatility in the future, including declines in the trading prices of bitcoin, could have a material adverse effect on the value of the Underlying ETPs and/or Bitcoin Index and Fund shares could lose all or substantially all of their value. The digital asset markets may still be experiencing a bubble or may experience a bubble again in the future. The value of a bitcoin is subject to momentum pricing due to speculation regarding future appreciation in value rather than robust fundamental analysis, leading to greater volatility.

Digital assets represent a new and rapidly evolving industry, and the value of the Underlying ETPs and/or Bitcoin Index depends on the market acceptance of bitcoin. Digital asset networks, including the Bitcoin peer-to-peer network and associated blockchain ledger (the “Bitcoin Blockchain” and together the “bitcoin network”), and the software used to operate them are in the early stages of development. Given the recentness of the development of digital asset networks, digital assets may not function as intended and parties may be unwilling to use digital assets, which would dampen the growth, if any, of digital asset networks. Because bitcoin is a digital asset, the value of the Underlying ETP and/or Bitcoin Index is subject to a number of factors relating to the fundamental investment characteristics of digital assets, including the fact that digital assets are bearer instruments and loss, theft, compromise, or destruction of the associated private keys could result in permanent loss of the asset. In addition, the Bitcoin Blockchain has experienced in the past, and may experience in the future, several quirks and unique events, including the first block of bitcoin being untradeable; a 2013 change in how transactions were processed leading to a temporary split in the blockchain; the blockchain experiencing small reorganizations due to network propagation issues or miner behavior; and the block subsidy halving in 2020 taking longer than expected due to slower block times.

Digital asset networks are dependent upon the internet. A disruption of the internet or a digital asset network, such as the bitcoin network, would affect the ability to transfer digital assets, including bitcoin, and, consequently, their value.

To the extent that any miners cease to record transactions that do not include the payment of a transaction fee in solved blocks or do not record a transaction because the transaction fee is too low, such transactions will not be recorded on the Bitcoin Blockchain until a block is mined by a miner who does not require the payment of transaction fees or is willing to accept a lower fee. Any widespread delays in the recording of transactions could result in a loss of confidence in a digital asset network.

If the digital asset award for mining blocks and transaction fees for recording transactions on the bitcoin network are not sufficiently high to incentivize miners, or if certain jurisdictions continue to limit mining activities, miners may cease expanding processing power to mine blocks, could demand high transaction fees or confirmations of transactions on the Bitcoin Blockchain could be slowed, each of which could negatively impact the value of bitcoin and the value of the Underlying ETP and/or Bitcoin Index.

Digital asset mining operations can consume significant amounts of electricity, which may have a negative environmental impact and give rise to public opinion against allowing, or government regulations restricting, the use of electricity for mining operations. Additionally, miners may be forced to cease operations during an electricity shortage or power outage, or if electricity prices increase where the mining activities are performed.

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The open-source structure of many digital asset network protocols, such as the protocol for the bitcoin network, means that developers and other contributors are generally not directly compensated for their contributions in maintaining and developing such protocols. A loose community referred to as the “core developers” and other contributors to the bitcoin network are generally not directly compensated for their contributions in maintaining and developing the bitcoin network protocol. A failure to properly monitor and upgrade the bitcoin network protocol could damage the bitcoin network and negatively impact the value of the Underlying ETPs and/or Bitcoin Index. Bitcoin is rewarded solely for mining activity and is not sold to raise capital for the Bitcoin network, and the bitcoin network protocol itself is made available for free rather than sold or made available subject to licensing or subscription fees and its use does not generate revenues for its development team. Consequently, there is a lack of financial incentive for developers to maintain or develop the bitcoin network and the core developers may lack the resources to adequately address emerging issues with the bitcoin network protocol. Although the bitcoin network is currently supported by the core developers, there can be no guarantee that such support will continue or be sufficient in the future. For example, the bitcoin network is maintained and developed largely on a GitHub resource section dedicated to bitcoin development, and there have been recent reports that the number of core developers who have the authority to make amendments to the bitcoin network’s source code in the GitHub repository is relatively small, although there are believed to be a larger number of developers who contribute to the overall development of the source code of the bitcoin network. Alternatively, some developers may be funded by entities whose interests are at odds with other participants in the bitcoin network. In addition, a bad actor could also attempt to interfere with the operation of the bitcoin network by attempting to exercise a malign influence over a core developer. To the extent that material issues arise with the bitcoin network protocol and the core developers and open-source contributors are unable to address the issues adequately or in a timely manner, the bitcoin network and the value of the Underlying ETPs and/or Bitcoin Index may be adversely affected.

The core developers can propose amendments to the bitcoin network’s source code that, if accepted by miners and users, could alter the protocols and software of the bitcoin network and the properties of bitcoin. These alterations would occur through software upgrades, and could potentially include changes to the irreversibility of transactions and limitations on the mining of new bitcoin, which could undermine the appeal and market value of bitcoin. Alternatively, software upgrades and other changes to the protocols of the bitcoin network could fail to work as intended or could introduce bugs, security risks, or otherwise adversely affect, the speed, security, usability, or value of the bitcoin network or bitcoins. As a result, the bitcoin network could be subject to changes to its protocols and software in the future that may adversely affect the value of the Underlying ETPs and Bitcoin Indexes. The acceptance of software patches or upgrades by a significant, but not overwhelming, percentage of the users and miners in a digital asset network, such as the bitcoin network, could result in a “fork” in such network’s blockchain, including the Bitcoin Blockchain, resulting in the operation of multiple separate networks. A fork can introduce new security and operability risks to the original and the new networks, and may adversely impact confidence in the digital assets, and consequentially, their value. Even where amendments are approved by all or substantially all of the users and miners of bitcoin network, those amendments to the protocols and software could adversely affect the value of the Underlying ETPs and Bitcoin Indexes. The Bitcoin Blockchain has experienced forks previously.

The governance of decentralized networks, such as the bitcoin network, is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of any particular decentralized digital asset network, which may stymie such network’s utility and ability to grow and face challenges. As a result, there may be a lack of consensus or clarity on the governance of the bitcoin network, which may stymie the bitcoin network’s utility and ability to grow and face challenges. In particular, it may be difficult to find solutions or martial sufficient effort to overcome any future problems on the bitcoin network, especially long-term problems. Further, changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network’s ability to grow and respond to challenges. The foregoing notwithstanding, the protocols for some decentralized networks, such as the bitcoin network, are informally managed by a group of core developers that propose amendments to the relevant network’s source code. Core developers’ roles evolve over time, largely based on self-determined participation. As a result of the foregoing, it may be difficult to find solutions or marshal sufficient effort to overcome any future problems, especially long-term problems, on digital asset networks. If a significant majority of users and miners adopt amendments to a decentralized network based on the proposals of such core developers, such network will be subject to new protocols that may adversely affect the value of the relevant digital asset.

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The Underlying ETPs are not actively managed and will not have any formal strategy relating to the development of the bitcoin network.

Moreover, in the past, flaws in the source code for digital assets have been exposed and exploited, including flaws that disabled some functionality for users, exposed users’ personal information and/or resulted in the theft of users’ digital assets. The cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the bitcoin network or take the Underlying ETPs’ bitcoin, which would adversely affect the value of the subject Underlying ETPs. Moreover, functionality of the bitcoin network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for bitcoin. Even if another digital asset other than bitcoin were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of the Underlying ETPs.

All networked systems are vulnerable to various kinds of attacks. As with any computer network, the bitcoin network contains certain flaws. For example, the bitcoin network is currently vulnerable to a “51% attack” where, if a miner or mining pool were to gain control of more than 50% of the hash rate for a bitcoin network, it would be able to prevent new transactions from being confirmed, and reverse new transactions that are completed while they are in control of the network, effectively enabling them to double-spend their bitcoins. In addition, many digital asset networks have been subjected to a number of denial-of-service attacks, which has led to temporary delays in block creation and in the transfer of bitcoin. Any similar attacks on the bitcoin network that impact the ability to transfer bitcoin could have a material adverse effect on the price of bitcoin and the value of the Fund Shares.

Bitcoin has only recently become selectively accepted as a means of payment by retail and commercial outlets, and use of bitcoin by consumers to pay such retail and commercial outlets remains limited. Banks and other established financial institutions may refuse to process funds for bitcoin transactions, process wire transfers to or from digital asset trading platforms, bitcoin-related companies or service providers or maintain accounts for persons or entities transacting in bitcoin. As a result, the price of bitcoin may be influenced to a significant extent by speculators and miners, thus contributing to price volatility that makes retailers less likely to accept it as a form of payment in the future. Volatility in the price of digital assets may dampen liquidity in the market and damage the public perception of digital assets generally or any one digital asset in particular, such as bitcoin, and their or its utility as a payment system, which could decrease the price of digital assets generally or individually. Further, the lack of availability of banking services could prevent the Underlying ETPs from being able to complete creations and redemptions of Baskets, the timely liquidation of bitcoin and withdrawal of assets from the custodians on behalf of the respective Underlying ETPs, even if the Underlying ETPs’ sponsors determined that such liquidation was appropriate or suitable, or otherwise disrupt the Underlying ETPs’ operations.

Certain privacy-preserving features have been or are expected to be introduced to digital asset networks, such as the bitcoin network, and platforms or businesses that facilitate transactions in bitcoin may be at an increased risk of criminal or civil lawsuits, or of having banking services cut off, if there is a concern that these features interfere with the performance of anti-money laundering duties and economic sanctions checks or facilitate illicit financing or crime.

Users, developers and miners may otherwise switch to or adopt certain digital assets at the expense of their engagement with other digital asset networks, which may negatively impact those networks, including the bitcoin network. Competition from the emergence or growth of other digital assets or methods of investing in bitcoin could have a negative impact on the price of bitcoin and adversely affect the value of the Fund Shares.

Many digital asset networks, including the bitcoin network, face significant scaling challenges due to the fact that public blockchains generally face a tradeoff between security and scalability. One means through which public blockchains achieve security is decentralization, meaning that no intermediary is responsible for securing and maintaining these systems. For example, a greater degree of decentralization generally means a given digital asset network is less susceptible to manipulation or capture. A digital asset network may be limited in the number of transactions it can process by the capabilities of each single fully participating node. Attempts to increase the volume of transactions may not be effective, and such upgrades may fail, resulting in potentially irreparable damage to the bitcoin network and to the value of bitcoin.

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If corresponding increases in network throughput lag behind growth in the use of digital asset networks, average fees and settlement times may increase considerably. For example, the bitcoin network has been, at times, at capacity, which has led to increased transaction fees. Since January 1, 2019, bitcoin transaction fees have increased from $0.18 per-bitcoin transaction, on average, to a high of $60.95 per transaction, on average, on April 20, 2021. As of December 31, 2023, bitcoin transaction fees were $4.45 per transaction, on average, over a one-year trailing basis. Increased fees and decreased settlement speeds could preclude certain uses for bitcoin (e.g., micropayments), and could reduce demand for, and the price of, bitcoin, which could adversely impact the value of the Underlying ETPs and/or Bitcoin Index. In May 2023, events related to the adoption of ordinals, which are a means of inscribing digital content on the Bitcoin Blockchain, caused transaction fees to temporarily spike above $30 per transaction.

There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of the bitcoin network transactions will be effective, or how long these mechanisms will take to become effective, which could cause the bitcoin network to not adequately resolve scaling challenges and adversely impact the adoption of bitcoin as a medium of exchange and the value of the Underlying ETPs and/or Bitcoin Index.

Digital assets may have concentrated ownership — large holders referred to as “whales” — and large sales or distributions by holders of such digital assets could have an adverse effect on the market price of such digital assets. Given the large amount of bitcoin they hold, these holders have the ability to manipulate the price of bitcoin.

The largest bitcoin wallets are believed to hold, in aggregate, a significant percentage of the bitcoins in circulation. Moreover, it is possible that other persons or entities control multiple wallets that collectively hold a significant number of bitcoins, even if they individually only hold a small amount, and it is possible that some of these wallets are controlled by the same person or entity. As a result of this concentration of ownership, large sales or distributions by such holders could have an adverse effect on the market price of bitcoin.

The indexes utilized by the Underlying ETPs have a limited performance history, the index price could fail to track the global bitcoin price, and a failure of the index price could adversely affect the value of the Underlying ETPs’ shares.

The index prices used by the respective Underlying ETPs to calculate the value of the Underlying ETPs’ bitcoin may be volatile, adversely affecting the value of the Underlying ETPs’ shares.

Because the Underlying ETPs hold only bitcoin and cash, an investment in the Underlying ETPs may be more volatile than an investment in a more broadly diversified portfolio. Accordingly, the Underlying ETPs net asset values may be more volatile than another investment vehicle with a more broadly diversified portfolio and may fluctuate substantially over short or long periods of time. Fluctuations in the price of bitcoin are expected to have a direct impact on the value of the Underlying ETPs’ shares.

Digital asset trading platforms are relatively new and, in some cases, unlicensed, unregulated, operate without extensive supervision by governmental authorities. Many operate outside the United States and may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions, may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators. As a result, trading activity on or reported by these digital asset trading platforms is generally significantly less regulated than trading in regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues.

Furthermore, while many prominent digital asset trading platforms provide the public with significant information regarding their ownership structure, management teams, corporate practices, cybersecurity and regulatory compliance, many digital asset trading platforms do not provide this information. Digital asset trading platforms may not be subject to, or may not be operating in compliance with, regulation in a similar manner as other regulated trading platforms, such as national securities exchanges or designated contract markets. As a result, the marketplace may lose confidence in digital asset trading platforms, including prominent platforms that handle a significant volume of bitcoin trading. Digital asset trading platforms are subject to enforcement actions by regulatory authorities and may be operating out of compliance with regulation.

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The bitcoin market globally and in the United States is not subject to comparable regulatory guardrails as exist in regulated securities markets. Furthermore, many bitcoin trading venues lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent “flash crashes,” such as limit-down circuit breakers. As a result, the prices of bitcoin on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Tools to detect and deter fraudulent or manipulative trading activities such as market manipulation, front-running of trades, and wash-trading may not be available to or employed by digital asset trading platforms, or may not exist at all. The SEC has identified possible sources of fraud and manipulation in the bitcoin market generally, including, among others: (1) “wash trading”; (2) persons with a dominant position in bitcoin manipulating bitcoin pricing; (3) hacking of the bitcoin network and trading platforms; (4) malicious control of the bitcoin network; (5) trading based on material, non-public information (for example, plans of market participants to significantly increase or decrease their holdings in bitcoin, new sources of demand for bitcoin) or based on the dissemination of false and misleading information; (6) manipulative activity involving purported “stablecoins,” including Tether (the price of bitcoin may be affected due to stablecoins (including Tether and U.S. Dollar Coin (USDC)), the activities of stablecoin issuers and their regulatory treatment); and (7) fraud and manipulation at bitcoin trading platforms. The effect of potential market manipulation, front-running, wash-trading, and other fraudulent or manipulative trading practices may inflate the volumes actually present in crypto market and/or cause distortions in price, which could adversely affect the Underlying ETPs and/or Bitcoin index and cause losses to the Underlying ETFs.

As digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, OCC, CFTC, FINRA, CFPB, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS and state financial institution regulators) have been examining the operations of digital asset networks, digital asset users and the digital asset trading platform markets, with particular focus on the extent to which digital assets can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises and the safety and soundness of exchanges or other service-providers that hold digital assets for users. Many of these state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, federal and state agencies, and other countries have issued rules or guidance about the treatment of digital asset transactions or requirements for businesses engaged in digital asset activity. However, no U.S. federal or state agency exercises comprehensive supervisory jurisdiction over global or domestic markets for bitcoin.

U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity. The U.S. Treasury Department has expressed concern regarding digital assets’ potential to be used to fund illicit activities and may seek to implement new regulations governing digital asset activities to address these concerns. Digital asset markets in the United States exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of bitcoin or the Fund Shares, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of bitcoins, mining activity, digital wallets, the provision of services related to trading and custodying bitcoin, the operation of the bitcoin network, or the digital asset markets generally.

Various foreign jurisdictions have, and may continue to, in the near future, adopt laws, regulations or directives that may affect the bitcoin network, digital asset trading platforms, and their users, particularly digital asset trading platforms and service providers that fall within such jurisdictions’ regulatory scope. There remains significant uncertainty regarding foreign governments’ future actions with respect to the regulation of digital assets and digital asset trading platforms. Such laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of bitcoin by users, merchants and service providers outside the United States and may therefore impede the growth or sustainability of the bitcoin economy in their jurisdictions or globally, or otherwise negatively affect the value of bitcoin. The effect of any future regulatory change on bitcoin is impossible to predict, but such change could be substantial and adverse to the value of the Fund Shares.

Competition from central bank digital currencies (“CBDCs”) and emerging payments initiatives involving financial institutions could adversely affect the value of bitcoins and other digital assets.

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In addition, over the past several years, some digital asset trading platforms have been closed due to fraud and manipulative activity, business failure or security breaches. In many of these instances, the customers of such digital asset trading platforms were not compensated or made whole for the partial or complete losses of their account balances in such digital asset trading platforms. While, generally speaking, smaller digital asset trading platforms are less likely to have the infrastructure and capitalization that make larger digital asset trading platforms more stable, larger digital asset trading platforms are more likely to be appealing targets for hackers and malware and their shortcomings or ultimate failures are more likely to have contagion effects on the digital asset ecosystem, and therefore may be more likely to be targets of regulatory enforcement action.

Risks Associated with the Index – General

The failure of the respective Index methodology to measure the actual value of bitcoin could have an adverse effect on the corresponding Underlying ETP and on the value of an investment in that Underlying ETP. In addition, the value of bitcoin as calculated by the Index methodology may differ from the value of bitcoin calculated by other methodologies and the price of bitcoin on any single spot market.

The Underlying ETPs may not achieve the desired degree of correlation between its performance and that of their respective Index and thus may not achieve their investment objective. The difference in performance may be due to factors such as fees, transaction costs, redemptions of, and subscriptions for, an Underlying ETP’s shares, pricing differences, differences in the timing of the addition or removal of constituent exchanges underlying the Index or the cost to an Underlying ETP of complying with various new or existing regulatory requirements.

Risks Associated with the Index – UNDERLYING ETPS

A.	IBIT

The Index used by IBIT to determine the net asset value of the iShares Bitcoin Trust ETF on each Business Day is based on the value of bitcoin as reflected by the index was developed by the CF Benchmarks Ltd., the “Index Administrator”. The Index Administrator has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the IBIT’s NAV. Any such changes could affect the present, past and expected levels of the Index and could adversely affect performance of the Index. The Index Administrator does not have any obligation to take the needs of the IBIT fund, the IBIT fund’s shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. By investing in IBIT, shareholders will have no rights against the Index Administrator or any other persons that have discretion over the Index, even though these entities administer, oversee and determine the Index.

Furthermore, because the number of digital asset trading platforms is limited, the Index will necessarily be comprised of a limited number of digital asset trading platforms. If a digital asset trading platform were subjected to regulatory, volatility or other pricing issues, the Index Administrator would have limited ability to remove such digital asset trading platform from the Index, which could skew the price of bitcoin as represented by the Index. Trading on a limited number of digital asset trading platforms may result in less favorable prices and decreased liquidity of bitcoin and, therefore, could have an adverse effect on the value of IBIT’s shares.

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B.	BTC

The Index used to price the shares of BTC is the CoinDesk Bitcoin Price Index (XBX) (the “Index”) developed by CoinDesk indices, Inc. (the “Index Provider”). The Index is a U.S. dollar-denominated composite reference rate for the price of Bitcoin. The Index is designed to (1) mitigate the effects of fraud, manipulation and other anomalous trading activity from impacting the Bitcoin reference rate, (2) provide a real-time, volume-weighted fair value of Bitcoin and (3) appropriately handle and adjust for non-market related events. The Index Provider formally re-evaluates the weighting algorithm quarterly, but maintains discretion to change the way in which an Index Price is calculated based on its periodic review or in extreme circumstances. The exact methodology to calculate the Index Price is not publicly available. The Index is designed to limit exposure to trading or price distortion of any individual Digital Asset Trading Platform that experiences periods of unusual activity or limited liquidity by discounting, in real-time, anomalous price movements at individual Digital Asset Trading Platforms. The Digital Asset Trading Platforms that are included in the Index (the Constituent Trading Platforms) are selected by the Index Provider utilizing a methodology that is guided by the International Organization of Securities Commissions (“IOSCO”) principles for financial benchmarks. For an exchange to become a Constituent Trading Platform (as defined herein), it must satisfy the Inclusion Criteria described in this prospectus, as may be updated by the Index Provider from time to time.

The Index has a limited history and the Index Price is a composite reference rate calculated using trading price data from various Digital Asset Trading Platforms chosen by the Index Provider. The Index Provider may remove or add Digital Asset Trading Platforms to the Index in the future at its discretion. Although the Index is designed to accurately capture the market price of Bitcoin, third parties may be able to purchase and sell Bitcoin on public or private markets not included among the constituent Digital Asset Trading Platforms of the Index, and such transactions may take place at prices materially higher or lower than the Index Price. Moreover, there may be variances in the prices of Bitcoin on the various Digital Asset Trading Platforms, including as a result of differences in fee structures or administrative procedures on different Digital Asset Trading Platforms. The price of Bitcoin on public Digital Asset Trading Platforms has a limited history, and during this history, Bitcoin prices on the Digital Asset Markets more generally, and on Digital Asset Trading Platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. While the Index is designed to limit exposure to the interruption of individual Digital Asset Trading Platforms, the Index Price, and the price of Bitcoin generally, remains subject to volatility experienced by Digital Asset Trading Platforms, and such volatility could adversely affect the value of the Shares. Furthermore, because the number of Digital Asset Trading Platforms is limited, the Index will necessarily be comprised of a limited number of Digital Asset Trading Platforms. If a Digital Asset Trading Platform were subjected to regulatory, volatility or other pricing issues, the Index Provider would have limited ability to remove such Digital Asset Trading Platform from the Index, which could skew the price of Bitcoin as represented by the Index. Trading on a limited number of Digital Asset Trading Platforms may result in less favorable prices and decreased liquidity of Bitcoin and, therefore, could have an adverse effect on the value of the Shares.

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C.	BITB

BITB will establish its net asset value with reference to the CME CF Bitcoin Reference Rate – New York Variant (“BRRNY”) which is a standardized reference rate published by CF Benchmarks Ltd. (the “Benchmark Provider”) that is designed to reflect the performance of bitcoin in U.S. dollars. The BRRNY is calculated by the Benchmark Provider based on an aggregation of executed trade flow of major bitcoin trading platforms (“Constituent Platforms”). The BRRNY currently uses substantially the same methodology as the CME CF Bitcoin Reference Rate (“BRR”), including utilizing the same six Constituent Platforms, which is the underlying rate to determine settlement of Chicago Mercantile Exchange (“CME”) bitcoin futures contracts, except that the BRRNY is calculated as of 4:00 p.m. Eastern time, whereas the BRR is calculated as of 4:00 p.m. London time.

The BRRNY and the BRR have a limited history and their value is an average composite reference rate calculated using volume-weighted trading price data from the Constituent Platforms. A longer history of actual performance through various economic and market conditions would provide greater and more reliable information for an investor to assess BRRNY’s performance. The Benchmark Provider has substantial discretion at any time to change the methodology used to calculate the BRRNY, including the Constituent Platforms that contribute prices to the Bitwise Bitcoin Trust’s NAV. The Benchmark Provider does not have any obligation to take the needs of the Bitwise Bitcoin Trust, the Shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the BRRNY will appropriately track the price of bitcoin in the future. Neither the CME Group nor the Benchmark Provider has any obligation to take the needs of the Bitwise Bitcoin Trust or the Shareholders into consideration in determining, composing, or calculating the BRRNY or in the selection of the Constituent Platforms used. The Constituent Platforms are chosen by the Benchmark Provider, under the oversight of the CME CF Cryptocurrency Pricing Products Oversight Committee. Although the BRRNY is intended to accurately capture the market price of bitcoin, third parties may be able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms, and such transactions may take place at prices materially higher or lower than the BRRNY price. The pricing sources (Constituent Platforms) used by the BRRNY are digital asset trading venues that facilitate the buying and selling of bitcoin and other digital assets.

Although many pricing sources refer to themselves as “exchanges,” they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. These circumstances could affect the price of bitcoin used in BRRNY calculations and, therefore, could adversely affect the bitcoin price as reflected by the BRRNY.

The BRRNY is based on various inputs which may include price data from various third-party digital asset trading platforms. Neither the CME Group nor the Benchmark Provider guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source. BITB utilizes the BRRNY to establish its NAV and NAV per Share. In the event that the BRRNY is incorrectly calculated, is not timely calculated or changes its calculation methodology in the future, such an occurrence may adversely impact an investment in the Shares or the Bitwise Bitcoin Trust’s operations. The CME Bitcoin Real Time Price also has a limited history and shares some of the same structural and methodological features and risks as the BRRNY. The Bitwise Bitcoin Trust utilizes the CME Bitcoin Real Time Price to establish its Indicative Trust Value (“ITV”). The ITV is intended to provide additional information not otherwise available to the public that may be useful to investors and market professionals in connection with the trading of the Shares on the Exchange. It is calculated by using the prior day’s holdings at close of business and the most recently reported price level of the CME Bitcoin Real Time Price. While investors are capable of assessing the intra-day movement of the price of the Shares and the bitcoin market price of bitcoin, Shareholders may use the ITV as a data point in their assessment of the value of the Shares. In the event that the CME Bitcoin Real Time Price is incorrectly calculated, is not timely calculated or changes its calculation methodology in the future, such an occurrence may adversely impact the utility of the ITV to Shareholders. Although the BRRNY and CME Bitcoin Real Time Price are designed to accurately capture the market price of bitcoin, third parties may be able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms of the BRRNY and CME Bitcoin Real Time Price, and such transactions may take place at prices materially higher or lower than the level of the BRRNY used to establish the NAV. To the extent such prices differ materially from the level of the BRRNY used to establish the NAV, investors may lose confidence in the Shares’ ability to track the market price of bitcoin, which could adversely affect an investment in the Shares.

The Sponsor (the manager or organization in charge of creating and administering a given ETP), in its sole discretion, may cause the Bitwise Bitcoin Trust to price its portfolio based upon an index, benchmark or standard other than the BRRNY at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index), benchmark or standard better aligns with the Bitwise Bitcoin Trust’s investment objective and strategy. The Sponsor may make this decision for a number of reasons, including, but not limited to, a determination that the BRRNY price of bitcoin differs materially from the global market price of bitcoin and/or that third parties are able to purchase and sell bitcoin on public or private markets not included among the Constituent Platforms, and such transactions may take place at prices materially higher or lower than the BRRNY price. The Sponsor, however, is under no obligation whatsoever to make such changes in any circumstance. The Constituent Platforms have changed over time.

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The price of bitcoin on public digital asset trading platforms has a limited history, and during this history, bitcoin prices on the digital asset markets more generally, and on digital asset trading platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. While the BRRNY is designed to limit exposure to the interruption of individual digital asset trading platforms, the BRRNY price, and the price of bitcoin generally, remains subject to volatility experienced by digital asset exchanges, and such volatility could adversely affect the value of the Shares. Furthermore, because the number of liquid and credible digital asset trading platforms is limited, the BRRNY will necessarily be composed of a limited number of digital asset trading platforms. If a digital asset trading platform were subjected to regulatory, volatility or other pricing issues, the Benchmark Provider would have limited ability to remove such digital asset trading platform from the BRRNY, which could skew the price of bitcoin as represented by the BRRNY. Trading on a limited number of digital asset trading platforms may result in less favorable prices and decreased liquidity of bitcoin and, therefore, could have an adverse effect on the value of the Shares.

D.	FBTC

The Fidelity Wise Origin Bitcoin Fund seeks to track the performance of bitcoin, as measured by the performance of the Fidelity Bitcoin Reference Rate (the “Index”), adjusted for the Fidelity Wise Origin Bitcoin Fund’s expenses and other liabilities. The Fidelity Bitcoin Reference Rate is designed to reflect the performance of bitcoin in U.S. dollars. The Index is constructed using bitcoin price feeds from eligible bitcoin spot markets and the volume-weighted median price (“VWMP”) methodology, calculated every 15 seconds based on VWMP spot market data over rolling sixty-minute increments to develop a bitcoin price composite. The Index methodology was developed by Fidelity Product Services LLC (the “Index Provider”) and is monitored by the Fidelity Index Committee (the “Committee”) with the assistance of the Fidelity Digital Asset Indices Advisory Committee. Coin Metrics, Inc. is the third-party calculation agent (“Calculation Agent”) for the Index.

The Index was developed by an affiliate of the Sponsor, the Index Provider. The Index Provider has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the Fidelity Wise Origin Bitcoin Fund’s NAV. Any such changes could affect the present, past and expected levels of the Index and could adversely affect performance of the Index. The Index Provider does not have any obligation to take the needs of the Fidelity Wise Origin Bitcoin Fund, the Fidelity Wise Origin Bitcoin Fund’s Shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. The Index Provider has no obligation to take the needs of the Fidelity Wise Origin Bitcoin Fund or the shareholders into consideration in determining, composing, or calculating the Index. By investing in the Fidelity Wise Origin Bitcoin Fund, shareholders will have no rights against the Index Provider or any other persons that have discretion over the Index, even though these entities administer, oversee and determine the Index.

Pricing sources used by the Index are digital asset spot markets that facilitate the buying and selling of bitcoin and other digital assets. Although many pricing sources refer to themselves as “exchanges,” they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. For example, on June 5, 2023, the SEC filed lawsuits against cryptocurrency exchanges Coinbase and Binance alleging, among other things, their operation of an unlicensed securities exchange. These circumstances could affect the price of bitcoin used in Index calculations and, therefore, could adversely affect the level of the Index.

The Index is based on various inputs which include price data from various third-party bitcoin spot markets. The Index Provider does not guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source.

The Sponsor, in its sole discretion, may cause FBTC to track (or price its portfolio based upon) an index or standard other than the Index at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index or standard better reflects the price of bitcoin. The Sponsor, however, is under no obligation whatsoever to make such changes in any circumstance.

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Using a VWMP methodology and price feeds from eligible bitcoin spot markets, the Index intends to represent the U.S. dollar value of one bitcoin every 15 seconds based on VWMP spot market data over rolling sixty-minute increments. As such, the VWMP methodology used to determine the NAV may not be reflective of market events and other developments that occur after its pricing window and thus this methodology may not be reflective of the then-available market price of bitcoin in periods between its calculation. Additionally, as the methodology references a median price, it may not reflect the price of bitcoin available for the Fidelity Wise Origin Bitcoin Fund to transact on any single spot market. The Sponsor does not intend, and disclaims any obligation, to determine whether the methodology used to determine the level of the Index accurately reflects the value of bitcoin or the price at which market transactions in bitcoin could be readily effected at any given time.

E.	ARKB

ARKB investment objective is to track the performance of bitcoin as measured by the performance of the CME CF Bitcoin Reference Rate — New York Variant (the “Index”), adjusted for the ARK 21Shares Bitcoin ETF’s expenses and other liabilities. The Index is calculated by CF Benchmarks Ltd. (the “Index Provider”) based on an aggregation of executed trade flow of major bitcoin spot exchanges. The Index is designed to reflect the performance of bitcoin in U.S. dollars. The Index currently uses substantially the same methodology as the CME CF Bitcoin Reference Rate (“BRR”), including utilizing the same six bitcoin exchanges, which is the underlying rate to determine settlement of CME bitcoin futures contracts, except that the Index is calculated as of 4:00 p.m. Eastern time, whereas the BRR is calculated as of 4:00 p.m. London time. The Shares of the ARK 21Shares Bitcoin ETF are valued daily based on the Index.

The Index was developed by the Index Provider and has a limited performance history. Although the Index is based on materially the same methodology (except calculation time) as the Index Provider’s BRR, which was first introduced in November 2016, the Index itself has only been in operation since February 2022, and the Index has only featured its current roster of Constituent Exchanges since May 2022. A longer history of actual performance through various economic and market conditions would provide greater and more reliable information for an investor to assess the Index’s performance. The Index Provider has substantial discretion at any time to change the methodology used to calculate the Index, including the spot markets that contribute prices to the ARK 21Shares Bitcoin ETF’s NAV. The Index Provider does not have any obligation to take the needs of the ARK 21Shares Bitcoin ETF, the ARK 21Shares Bitcoin ETF’s Shareholders, or anyone else into consideration in connection with such changes. There is no guarantee that the methodology currently used in calculating the Index will appropriately track the price of bitcoin in the future. The Index Provider has no obligation to take the needs of the ARK 21Shares Bitcoin ETF or the Shareholders into consideration in determining, composing, or calculating the Index.

Pricing sources used by the Index are digital asset spot markets that facilitate the buying and selling of bitcoin and other digital assets. Although many pricing sources refer to themselves as “exchanges,” they are not registered with, or supervised by, the SEC or CFTC and do not meet the regulatory standards of a national securities exchange or designated contract market. For these reasons, among others, purchases and sales of bitcoin may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets and government regulation and intervention. These circumstances could affect the price of bitcoin used in Index calculations and, therefore, could adversely affect the bitcoin price as reflected by the Index.

The Index is based on various inputs which include price data from various third-party bitcoin spot markets. The Index Provider does not guarantee the validity of any of these inputs, which may be subject to technological error, manipulative activity, or fraudulent reporting from their initial source.

The Sponsor, in its sole discretion, may cause the ARK 21Shares Bitcoin ETF to track (or price its portfolio based upon) an index or standard other than the Index at any time, with prior notice to the Shareholders, if investment conditions change or the Sponsor believes that another index or standard better aligns with the ARK 21Shares Bitcoin ETF’s investment objective and strategy.

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EXCHANGE TRADED PRODUCTS

Exchange-traded products (ETPs) are instruments that track underlying securities, an index, or other financial products. ETPs trade on exchanges similar to stocks, meaning shares can be purchased, and prices can fluctuate throughout a trading day. ETP share prices are derived from the underlying investments that they track.

ETPs differ from traditional investment options, such as mutual funds, in their structure and tradability. ETP shares are traded on stock exchanges throughout the trading day at market prices, providing intraday liquidity and flexibility. Traditional investment options often involve buying or selling at the end of the trading day at the NAV price. Additionally, ETPs can track various indices, commodities, or currencies, allowing for more targeted investment strategies.

Shareholders of the Underlying ETPs do not have the protections associated with ownership of shares in an investment company registered under the 1940 Act or the protections afforded by the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act” or “CEA”).

The 1940 Act is designed to protect investors by preventing insiders from managing investment companies to their benefit and to the detriment of public investors, such as: the issuance of securities having inequitable or discriminatory provisions; the management of investment companies by irresponsible persons; the use of unsound or misleading methods of computing earnings and asset value; changes in the character of investment companies without the consent of investors; and investment companies from engaging in excessive leveraging. To accomplish these ends, the 1940 Act requires the safekeeping and proper valuation of fund assets, restricts greatly transactions with affiliates, limits leveraging, and imposes governance requirements as a check on fund management.

The Underlying ETPs are not a registered investment companies under the 1940 Act, and the Underlying ETPs’ sponsors believe that they are not required to register under such act. Consequently, the Underlying ETPs’ shareholders do not have the regulatory protections provided to investors in investment companies.

The Underlying ETPs are passive investment vehicles that do not seek to generate returns beyond tracking the price of bitcoin. The Underlying ETPs’ sponsors do not actively manage the bitcoin held by the Underlying ETPs. This means the Underlying ETPs’ Sponsors do not speculatively sell bitcoin at times when their price is high or speculatively acquire bitcoin at low prices in the expectation of future price increases. It also means the Underlying ETPs will not utilize leverage, derivatives or any similar arrangements in seeking to meet their investment objective. Any losses sustained by the Underlying ETPs will adversely affect the value of the Underlying ETPs.

The Underlying ETFs will not invest directly in bitcoin. Instead, each Underlying ETF seeks to provide investment results that, before taking total fund operating fees and expenses into account, track the positive price return of Spot bitcoin by investing in options that reference (i) the price performance of one or more of the Underlying ETPs which, in turn, own bitcoin and/or (ii) one or more indexes that are designed to track the price of bitcoin (“Bitcoin Index”).

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OPTIONS ON SECURITIES AND INDEXES

An Underlying ETF may purchase and sell (write) call options and purchase put options on securities and indexes.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security index, or other instrument at the exercise price. For instance, an Underlying ETF’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving such Underlying ETF the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.

An Underlying ETF’s purchase of a call option on a security, index, or other instrument might be intended to protect it against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An Underlying ETF may purchase and sell (write) call and purchase put exchange listed options and over-the-counter (“OTC”) options. Exchange listed options on securities are issued by a regulated intermediary such as the OCC, which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to sellers or purchasers (“Option Counterparties”) through direct bilateral agreement with such Option Counterparties. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. An Underlying ETF will only sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting an Underlying ETF to require the Option Counterparty to sell the option back to an Underlying ETF at a formula price within seven days. An Underlying ETF generally is expected to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the SEC currently takes the position that OTC options purchased by an Underlying ETF, and portfolio securities “covering” the amount of an Underlying ETF’s obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is “in the money”) are illiquid, and are subject to an Underlying ETF’s limitation on investing no more than 15% of its net assets in illiquid securities.

An Underlying ETF may also purchase call and put and sell (write) call options on securities indexes and other financial indexes. Options on securities indexes and other financial indexes are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

An Underlying ETF will sell (write) call options. A written option will be considered “covered” to the extent it has entered into an offsetting transaction or otherwise has segregated or earmarked cash or liquid assets equal to its uncovered obligations under the written option. For example, a call option written by an Underlying ETF could be covered by purchasing an offsetting call option, by purchasing or holding the underlying reference security or asset (or a security convertible into the underlying reference security or asset), or by segregating or earmarking cash or liquid assets equal to the exercise price of the written option (or such amount as is not otherwise covered by an offsetting transaction). An Underlying ETF writing a call option on an index would be considered as holding an offsetting position to the extent such Underlying ETF owned portfolio securities substantially correlating with the movement of the underlying reference index.

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If an option written by an Underlying ETF expires, an Underlying ETF realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by an Underlying ETF expires, an Underlying ETF realizes a capital loss equal to the premium paid.

An Underlying ETF will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, such Underlying ETF will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, an Underlying ETF will realize a capital gain or, if it is less, an Underlying ETF will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, asset or index in relation to the exercise price of the option, the volatility of the underlying security, asset or index, and the time remaining until the expiration date.

A put or call option purchased by an Underlying ETF is an asset of an Underlying ETF, valued initially at the premium paid for the option. The premium received for an option written by an Underlying ETF is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Calamos Advisors is registered as a commodity pool operator but has claimed an exclusion from the definition of commodity pool operator (“CPO”) with respect to each Fund pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”). Consequently, Calamos Advisors is not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Funds.

Under Rule 4.5, if a Fund has exposure to commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a Fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of a Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operation and/or change the competitive landscape. In this regard, any further amendments to the CEA or its related regulations that subject a Fund to additional regulation may have adverse impacts on a Fund’s operations and expenses.

RISKS ASSOCIATED WITH OPTIONS

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, the markets for the assets referenced by a futures contract, and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve Calamos Advisors’ objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

An Underlying ETF’s ability to utilize options successfully will depend on Calamos Advisors’ ability to predict pertinent market investments, which cannot be assured. An Underlying ETF’s ability to close out its position as a purchaser or seller (writer) of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying asset including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If an Underlying ETF were unable to close out an option that it has purchased on an asset, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If an Underlying ETF were unable to close out a covered call option that it had written on an asset, it would not be able to sell the underlying asset until the option expired. As the writer of a covered call option on an asset, an Underlying ETF foregoes, during the option’s life, the opportunity to profit from increases in the market value of the asset covering the call option above the sum of the premium and the exercise price of the call.

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The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Option Counterparty (as described above under “Options on Securities and Indexes”) fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with an Underlying ETF or fails to make a cash settlement payment due in accordance with the terms of that option, an Underlying ETF will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos Advisors must assess the creditworthiness of each such Option Counterparty or any guarantor or credit enhancement of the Option Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. If an Underlying ETF purchases an OTC option from a counterparty that is not registered with and regulated by any financial regulator, these risks will be particularly pronounced. Such a counterparty is not subject to the same degree of regulation as a U.S. regulated financial institution, such as a bank, registered broker-dealer or registered swap dealer. They may be subject to different, often less comprehensive, compliance, risk management, reporting, disclosure and capital requirements than registered financial institutions, and may be subject to no such requirements. For example, counterparties that are registered with a financial regulator typically are subject to examination and enforcement authority of a regulator, and to fitness and financial requirements and requirements to segregate customer funds from their own funds, to account separately for customer funds and positions, to implement and maintain compliance policies and procedures, and to make books and records available for inspection by the SEC, the CFTC, self-regulatory organizations or banking regulators. Financial difficulty, fraud or misrepresentation at any of these institutions could lead to significant losses as well as materially impair the operational capabilities or financial position of the Underlying ETF.

The Underlying ETFs are not subject to any limit on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a minimum credit rating. An Underlying ETF may invest in OTC options through a limited number of counterparties and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Underlying ETF. Arrangements to trade OTC options may be available with only one or a few counterparties, and liquidity problems therefore might be greater than when numerous counterparties are available to enter into such arrangements. An Underlying ETF is not restricted from dealing with any particular counterparty or from concentrating any or all transactions with one counterparty. The ability of an Underlying ETF to transact business with any one of a number of counterparties, the lack of any meaningful and independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Underlying ETF .

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An Underlying ETF may purchase and sell (write) call options on securities and indexes. Even though an Underlying ETF will receive the option premium to help protect it against loss, a call sold by an Underlying ETF exposes such Underlying ETF during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require an Underlying ETF to hold the security or instrument that it might otherwise have sold. In addition, a loss on a call option sold may be greater than the premium received.

FLEX OPTIONS

FLexible EXchange® Options (“FLEX Options”) are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are listed on a U.S. national securities exchange. FLEX Options provide investors with the ability to customize assets referenced by the options, exercise prices, exercise styles (i.e., American-style, exercisable any time prior as well as on to the expiration date, or European-style, exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. Each option contract entitles the holder thereof to purchase (for the call options) or sell (for the put options) Underlying ETF Shares of the reference asset at the strike price.

The OCC guarantees performance by each of the counterparties to the FLEX Options and Listed Options, becoming the “buyer for every seller and the seller for every buyer”, with the goal of protecting clearing members and options traders from counterparty risk.

Trading FLEX Options involves risks different from, and possibly greater than, the risks associated with investing directly in securities or in other types of options. FLEX Options, like other listed options, are traded on the U.S. options markets and are issued by OCC. However, unlike other options, the terms of FLEX Options are not all standardized. When a FLEX Option is purchased and sold in an opening transaction, the parties to the transaction have the flexibility, within limitations set forth in the rules of the options market on which the transaction occurs, to fix certain of the option’s terms. The flexibility to fix certain terms is what makes FLEX Options different from other types of options. Because many of the terms of FLEX Options are not standardized, it is less likely that there will be an active secondary market in which holders and writers of such options will be able to close out their positions by offsetting sales and purchases. Because FLEX Options have variable terms that are fixed by the parties, there are no preestablished series of FLEX Options. Rather, any different series of FLEX Options may be created and outstanding at any given time as a result of the various designations of variable terms that are made in different transactions. Secondary trading interest in FLEX Options may therefore be spread over a larger number of series than the trading interest in other options, the trading interest in any particular series of FLEX Options may be very limited, the secondary markets in FLEX Options may be less deep, liquid and continuous than the markets in other options on the same underlying interests, and the premiums for FLEX Options may not correlate with premiums for such other options.

In the event that trading in the FLEX Options is limited or absent, the value of the Underlying ETF’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Underlying ETF Shares and result in the Underlying ETF being unable to achieve its investment objective. Less liquidity in the trading of the Underlying ETF’s FLEX Options could have an impact on the prices paid or received by the Underlying ETF for the FLEX Options in connection with creations and redemptions of the Underlying ETF Shares. Depending on the nature of this impact to pricing, the Underlying ETF may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Underlying ETF and whether the Underlying ETF can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. The Underlying ETF also is subject to the risk that the OCC will become insolvent or otherwise be unable to meet its obligations, which could cause the Underlying ETF to suffer losses which may be significant.

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The Underlying ETF may not experience substantial upside participation from specific FLEX Option positions and certain FLEX Option positions may expire worthless.

OCC may base its calculations of the margin requirements for positions in a series of FLEX Options on an estimate derived from data and factors OCC deems pertinent in respect of quotations and transactions in that options series and in other options series. Alternatively, OCC may fix such margin requirements at a level it deems necessary to protect the respective interests of OCC, the clearing members and the public. As a result, the Underlying ETF’s margin requirements for positions in FLEX Options may differ from—and may be significantly greater than—the margin requirements applicable to similar positions in other options on the same underlying interest.

Risks Associated with Options Referencing the Underlying ETPs and/or Bitcoin Indexes. The OTC Options and FLEX Options and/or Listed Options in which each Underlying ETF invests will be options that reference the price performance of one or more of the Underlying ETPs and/or Bitcoin Indexes. As such, the value of the Underlying ETF’s options will fluctuate with changes in the value of bitcoin. In addition to the value of the Underlying ETPs and/or Bitcoin Index, the value of an option contract, in general, will reflect, among other things, the time remaining until its expiration date, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

Each of the options exchanges has established limitations governing the maximum number of call options on the same asset that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Calamos Advisors are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.

These position limits may restrict the number of listed options that each Underlying ETF may buy or sell. The calls on the Underlying ETPs entitle the purchaser of the option the right to purchase (for a call option) the Underlying ETPs at a predetermined specified price (the “strike price”). When each Underlying ETF writes a physically-settled call on the Underlying ETPs, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from each Underlying ETF the delivery of an amount of cash or a specified number of Underlying ETF Shares of the Underlying ETPs in exchange for the strike price. When each Underlying ETF buys a physically settled call on the Underlying ETPs, it pays a premium and has the same rights to such call as indicated above. Cash-settled option contracts give the holder the right to receive an amount (or owe an amount) of cash upon the exercise of the option contract. Gain or loss depends on changes in the value of the Underlying ETPs and/or Bitcoin Index price return relative to the strike price for a given option contract. The amount of cash is equal to the difference between the closing price of the Underlying ETPs and/or Bitcoin Index price return and the exercise price of the option contract times a specified multiple (“multiplier”), which determines the total value for each point of such difference.

If the Underlying ETF has purchased an option and exercises it before the closing value for that day is available, it runs the risk that the Underlying ETP’s price return of the Underlying ETP and/or Bitcoin Index may subsequently change. If such a change causes the exercised option to fall out of the money, the Underlying ETF will be required to pay the difference between the closing value of the Underlying ETPs and/or Bitcoin Index and the exercise price of the option (times the applicable multiplier) to the assigned writer.

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OTHER INVESTMENT COMPANIES

Each Fund invests primarily in other ETFs. An ETF is a fund that holds a portfolio of securities and trades on a securities exchange and its shares may, at times, trade at a premium or discount to its net asset value. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of that vehicle’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other pooled asset vehicles. In addition, the Fund will also incur brokerage costs when purchasing and selling shares of ETFs Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities.

Each Fund will invest in the Underlying ETFs beyond these statutory limitations in reliance on Section 12(d)(1)(G) of the 1940 Act.

TEMPORARY INVESTMENTS

A Fund may make temporary investments without limitation when Calamos Advisors determines that a defensive position is warranted, or as a reserve for possible cash needs. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; cash; and repurchase agreements. See “Exhibit A — Description of Ratings” for a description of ratings of certain rating agencies and their significance.

U.S. GOVERNMENT OBLIGATIONS

U.S. Government Obligations include securities that are issued or guaranteed by the U.S. Treasury or by various U.S. Government agencies and instrumentalities. U.S. Treasury obligations (“U.S. Treasuries”) include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasuries also include the separate principal and interest components of U.S. Treasuries that are traded under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Obligations issued or guaranteed by U.S. Government agencies and instrumentalities may be supported by any of the following: (a) the full faith and credit of the U.S., (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such Government agency or instrumentality, or (d) the credit of the agency or instrumentality.

Government agencies that issue or guarantee securities backed by the full faith and credit of the U.S. include the Government National Mortgage Association (“GNMA”) and the Small Business Administration. Government agencies and instrumentalities that issue or guarantee securities not backed by the full faith and credit of the U.S. include the Federal Farm Credit Banks, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”), the Federal Land Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. in the event the agency or instrumentality does not meet its commitment.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. Since that time, FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. The FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. No assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

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In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by FNMA and FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

A Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency established or sponsored by the U.S. Government, provided that the securities are otherwise permissible investments of a Fund. Certain U.S. Government Obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

A Fund’s yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors. The prepayment experience of the mortgages underlying mortgage-related securities, such as obligations issued by GNMA, may affect the value of, and return on, an investment in such securities.

U.S. TREASURY SECURITIES

U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury that are backed by the full faith and credit of the United States Government. The Underlying ETFs will invest in U.S. Treasury securities to provide downside protection for the Underlying ETFs’ investment strategy as described in the Underlying ETFs’ prospectuses.

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RECENT MARKET CONDITIONS

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars, terror attacks and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, and new monetary programs.

Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or affect the issuers of such instruments, in ways that are unforeseeable. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. The U.S. government has enacted and is continuing to implement legislation that provides for regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC, SEC, and other federal regulators have adopted and continue to develop rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act has and will continue to change the way in which the U.S. financial system is supervised and regulated.

Global regulation of the derivatives market in particular has undergone substantial change in the past decade, including clearing, margin, trade execution, reporting and registration requirements. Because these requirements continue to evolve, their impact on the Funds remains unclear. These and other new rules and regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions, and the Fund may be unable to execute its investment strategy as a result. Global requirements may also result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union or the United Kingdom, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Governments or their regulatory agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings.

Following financial crises, such as the global financial crisis fueled by the COVID-19 pandemic, the Federal Reserve generally attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate low. Following such periods, the Federal Reserve terminated certain of its market support activities and raised interest rates. With continued economic recovery and the cessation of certain market support activities, a Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. These policy changes may reduce liquidity for certain of a Fund’s investments, causing the value of a Fund’s investments and share price to decline.

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As economies and financial markets throughout the world are increasingly interconnected, the likelihood increases that geopolitical conflicts in one country or region will adversely impact markets or issuers in other countries or regions, including in ways that are difficult to predict or foresee. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, rapid technological developments, such as artificial intelligence, and other circumstances in one country or region could have profound impacts on global economies or markets. Widespread disease and virus epidemics, such as the recent coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The impacts of these conflicts or events can be exacerbated by failures of governments and societies to respond adequately to a geopolitical conflict and subsequent emerging events or threats. As a result, whether or not the Funds invest in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Funds’ investments may be negatively affected.

Trade disputes may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has indicated its intent to alter its approach to international trade policy and, in some cases, to renegotiate or potentially terminate certain existing bilateral or multilateral trade agreements and treaties with foreign countries and has made proposals and taken actions related thereto. In addition, the U.S. government has recently imposed tariffs on certain foreign goods and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Other countries, including Mexico, have threatened retaliatory tariffs on certain U.S. products. Global trade disruption, significant introductions of trade barriers, and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of a Fund and its investments. U.S. trade policy has changed rapidly in the past, and may do so in the future, and it may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which a Fund invests and other adverse impacts on the Funds’ overall performance.

INFLATION RISK

Inflation may reduce the intrinsic value of increases in the value of an Underlying ETF. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of an Underlying ETF’s assets can decline.

INVESTMENT IN A SUBSIDIARY

As determined necessary or advisable by each Underlying ETF, each Underlying ETF may invest a portion of its assets in a wholly-owned subsidiary (each, a “Subsidiary”), organized under the laws of the Cayman Islands. Investment in the Subsidiary is expected to provide the Underlying ETF with exposure to Spot bitcoin within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Internal Revenue Service guidance. The Subsidiary may invest primarily in derivative instruments, including options on the Underlying ETPs and/or Bitcoin Index. To the extent that a Underlying ETF invests in the Subsidiary, the Underlying ETF may be subject to the risks associated with the above-mentioned derivative instruments and other securities, which are discussed elsewhere in each Underlying ETF’s Prospectus and this SAI. To comply with the asset diversification test applicable to a RIC (discussed elsewhere in this SAI), each Underlying ETF intends to limit its investments in such subsidiary to 25% of the Underlying ETF’s total assets at the end of each taxable quarter.

Although the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in each Underlying ETF’s Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. The Board of Trustees, however, has oversight responsibility for the investment activities of each Underlying ETF, including its investment in its respective subsidiary. In addition, each Underlying ETF is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of a Subsidiary will be sold or offered to other investors.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Underlying ETF and/or a Subsidiary to operate as described in the Underlying ETF’s Prospectus and this SAI and could negatively affect a Underlying ETF and its shareholders.

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TAX RISK

Each Fund and each Underlying ETF intend to elect and to qualify each year to be treated as a “regulated investment company” (“RIC”) as defined by Subchapter M of the Code of 1986, as amended (the “Code”).

To qualify and maintain its status as a RIC, the Funds and each Underlying ETF must derive at least 90% of its gross income each year from “qualifying income,” meet certain diversification tests at the end of each quarter and meet an annual distribution test. For purposes of the qualifying income requirement, the treatment of derivatives that provide exposure to the Underlying ETPs or bitcoin is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. If the Underlying ETFs were to treat income or gain from particular instruments linked to bitcoin as qualifying income, an adverse determination or future guidance by the Internal Revenue Service with respect to the treatment of income or gain from those investments may adversely affect each Fund’s ability to qualify as a RIC.

For purposes of the diversification tests, the identification of the issuer (or, in some cases, issuers) of a particular Underlying ETF investment can depend on the terms and conditions of that investment. In particular, there is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that each Underlying ETF will enter into. The Underlying ETPs are expected to be treated as the issuer of certain of each Underlying ETF’s investments, which may make it more difficult for the Underlying ETFs to meet the diversification tests. In addition, an adverse determination or future guidance by the Internal Revenue Service with respect to issuer identification for the Underlying ETFs’ investments may adversely affect each Underlying ETF and each Fund’s ability to qualify as a RIC. The Underlying ETFs will attempt to manage their investments in a manner that complies with the diversification and qualifying income tests, which may cause an Underlying ETF to dispose of investments when it otherwise is not advantageous to do so. There is no assurance that the Underlying ETFs will be able to satisfy the requirements to qualify as a RIC.

If an Underlying ETF were to lose its status as a RIC for purposes of the Code, the Fund investing in such Underlying ETF may fail their requirement to have a diversified portfolio and thus lose its own RIC status. If a Fund does not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors in such Fund to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that a Fund fails to qualify as a RIC, such Fund will promptly notify shareholders of the implications of that failure.

ARTIFICIAL INTELLIGENCE

Artificial intelligence (“AI”) refers to computer systems that can perform tasks that would otherwise require human intelligence. AI is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems. AI can be categorized into two types: narrow AI, which is designed for specific tasks, and general AI, which has the ability to perform any intellectual task that a human can do and includes generative AI (“GAI”). GAI is a type of AI technology that produces new text, images, audio, and other content based on training data that includes examples of the desired output. Typically, users enter questions, queries, or other inputs that prompt the GAI model or tool to produce output. In addition, some software uses GAI to suggest changes, summarize information, or translate text. AI has various applications in many fields such as healthcare, finance, transportation, and law.

Recent technological developments in, and the increasingly widespread use of, AI technologies may pose risks to a Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI technologies. As AI technologies are used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund. AI is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by AI. Therefore, it is possible that the information provided through use of AI could be insufficient, incomplete, inaccurate or biased. AI and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations or their impact on the Adviser or a Fund.

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INVESTMENT RESTRICTIONS

Each Fund is classified as a non-diversified, open-end management investment company. Except as noted below, each Fund operates under the following investment restrictions and may not:

(i)  act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(ii)  purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that each Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

(iii)  make loans, but this restriction shall not prevent a Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided, however, that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(iv)  borrow, except from banks, other affiliated funds and other entities to the extent permitted under the 1940 Act;1, 2

(v)  invest in a security if more than 25% of a Fund’s total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry or group of industries, except that the Fund may invest more than 25% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities of other investment companies, and investments that provide exposure to bitcoin.

(vi)  issue any senior security, except to the extent permitted under the 1940 Act;3

The above restrictions are fundamental policies and may not be changed with respect to a Fund without the approval of a “majority” of the outstanding shares of a Fund, which for this purpose means the approval of the lesser of (a) more than 50% of the outstanding voting securities of a Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of a Fund are present or represented at the meeting by proxy.

1 A Fund’s borrowing practices are limited by the 1940 Act. Currently, under the 1940 Act, a Fund may borrow in an aggregate amount not exceeding 33 1/3% of its total assets, including the proceeds of borrowings, for any purpose, but borrowings from entities other than banks may not exceed 5% of its total assets and may be only as a temporary measure for extraordinary or emergency purposes, unless a Fund has received an exemptive order from the SEC permitting it to borrow from other affiliated funds in excess of 5% of its total assets.

2 Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with Rule 18f-4 under the 1940 Act, when a Fund engages in reverse repurchase agreements and similar financing transactions, a Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

3 Currently, under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where the indebtedness is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

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In addition to the fundamental restrictions listed above, each Fund has adopted the following as non-fundamental policies:

(a)  Each Fund intends to rely on Section 12(d)(1)(G) of the 1940 Act to invest in ETFs in excess of the limits imposed under the 1940 Act on investments in other investment companies. 4

(b)  A Fund may not invest in companies for the purpose of exercising control or management;

(c)  A Fund may not purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

(d)  A Fund may not make short sales of securities, except that a Fund may make short sales of securities (i) if a Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities, (ii) other than those described in clause (i), provided that no more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales other than those described in clause (i);

The non-fundamental investment restrictions above may be changed by the Board of Trustees without shareholder approval. Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund’s portfolio securities with the result that a Fund would be forced either to sell securities at a time when it might not otherwise have done so or to forego exercising the rights.

4 Under Section 12(d)(1)(A) of the 1940 Act, a Fund generally must limit its investment in other investment companies so that, as determined immediately after a Fund invests in another investment company: (i) not more than 3% of the outstanding voting shares of any one investment company will be owned by a Fund; (ii) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; and (iii) not more than 20% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, except as permitted under the 1940 Act, the rules thereunder or SEC exemptive relief. Currently, under the 1940 Act, the rules thereunder and SEC exemptive relief, a Fund may invest in other investment companies in excess of the above limitations if certain requirements are met, including (i) that a Fund complies with Rule 12d1-4 under the 1940 Act or (ii) that any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1) (F) or Section 12(d)(1)(G) of the 1940 Act. A Fund may also invest without limitation in money market funds, provided a Fund complies with Rule 12d1-1 under the 1940 Act. These limitations do not apply in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

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MANAGEMENT

TRUSTEES AND OFFICERS

The management of the Trust, including general supervision of the duties performed for the Funds under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its Board of Trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, year of birth, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each series of the Trust, including each Fund.

TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
John P. Calamos, Sr. (1940)*	Chairman, Trustee and President (since 2014)	72	Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”); Global Chief Investment Officer, Calamos Antetokounmpo Asset Management LLC, doing business as CGAM (“CGAM”); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree
John S. Koudounis (1966)*	Trustee (since September 2025) and Vice President (since 2016)	75^^	President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Chairman and Chief Executive Officer (since 2022), CGAM; Director, CAM (since 2016); prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies

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TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Hugh P. Armstrong (1961)	Trustee (since September 2025)	72	Partner (1997-2021) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1988-1997); Chair of the Board of Trustees of Escuela De Guadalupe School (since 2024 and Trustee 2014-2017 and since 2021); Trustee and Treasurer of Denver Ballet Guild Endowment Trust (since 2021); Director of the Friends of Queen’s University of Belfast (since 2024); Former Chair of the Board and Trustee of St. Mary’s Academy (2004-2012); Former Chair and President of the Learning Source (1999-2004)	More than 25 years of experience in the financial services industry
Virginia G. Breen (1964)	Trustee (since 2015)	72	Private Investor; Trustee, UBS NY Fund Cluster (open-end funds) (since 2023)***; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (2004-2023); Director, Tech and Energy Transition Corporation (blank check company) (2021-2023)	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree
John E. Neal (1950)	Trustee (since 2014); Lead Independent Trustee (since 2019)	75^^	Retired; private investor; Director, Creation Investments (private international microfinance company); Director, Equity Residential Trust (publicly-owned REIT); Director, Centrust Bank (Northbrook, Illinois community bank); formerly, Director, Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021); formerly, Partner, Linden LLC (health care private equity) (until 2018)	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

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Jeffrey S. Phlegar (1966)	Trustee (since September 2025)	72	Chairman and CEO of MacKay Shields (2011-2024); EVP and Chief Investment Officer AllianceBernstein (1988-2011); former Senior member of the Management and M&A Committees of New York Life Investment Management, LLC (2018-Q1/2024); Chairman of the Plainview Funds (Irish QIAF) Board of Directors (2013-Q1/2024); Advisory Committee Member – Brewer Lane Ventures Fund I & II (2020-Present)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree
William R. Rybak (1951)	Trustee (since 2014)	72	Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, Jackson Credit Opportunities Fund (since 2023), Jackson Real Assets Fund (since 2024) (interval funds), JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020) and JNL Strategic Income Fund LLC (2007-2018), (open-end mutual funds)*****; formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree
Karen L. Stuckey (1953)	Trustee (since 2022)	72	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1975-1990); Member of Executive, Nominating, and Audit Committees and Chair of Finance Committee (1992-2006); formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies
Christopher M. Toub (1959)	Trustee (since 2022)	75^^	Private investor; formerly Director of Equities, AllianceBernstein LP (until 2012)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

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Lloyd A. Wennlund (1957)	Trustee (since 2022)	72	Board Member, Mutual Fund Directors Forum (2023-present); Trustee and Chairman, Datum One Series Trust (since 2020)******; Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies and earned a Masters of Business Administration degree

^ The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust and Calamos Aksia Alternative Credit and Income Fund, Calamos Aksia Private Equity and Alternatives Fund, and Calamos Aksia Hedged Strategies Fund.

^^ Messrs. Koudounis, Neal, and Toub are the only Trustees of the Trust who oversee Calamos Aksia Alternative Credit and Income Fund, Calamos Aksia Private Equity and Alternatives Fund, and Calamos Aksia Hedged Strategies Fund.

* Messrs. Calamos and Koudounis are trustees who are each an “interested person” of the Trust as defined in the 1940 Act because each is an officer of the Trust and is an affiliated person of Calamos Advisors and CFS.

** Overseeing forty-one portfolios in fund complex.

*** Overseeing nineteen portfolios in fund complex.

**** Overseeing four portfolios in fund complex.

***** Overseeing 134 portfolios in fund complex.

****** Overseeing eleven portfolios in fund complex.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

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OFFICERS. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee, and President of the Trust and John S. Koudounis, who is Trustee and Vice President of the Trust. The following table sets forth each other officer’s name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S)
Stephen Atkins (1965)	Treasurer (since 2022)	Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)
Daniel Dufresne (1974)	Vice President (since 2022)	Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since April 2021); President, CGAM (since 2022); prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020)
Thomas E. Herman (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since 2019)	Executive Vice President (since February 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer and Treasurer, CGAM (since 2022); prior thereto, Chief Financial Officer and Treasurer, Harris Associates (2010-2016)
Walter Kelly (1970)	Chief Compliance Officer (since 2025)	Senior Vice President, Chief Compliance Officer – Calamos Funds, Co- Chief Compliance Officer - Calamos Advisors (since 2025); prior thereto, General Counsel, Cedar Pine, LLC (2021-2025); Chief Compliance Officer SBB Research Group, LLC (2021-2025); Managing Director Nuveen Investments (2017-2020), Senior Vice President (2008-2017) and Chief Compliance Officer Nuveen Funds (2006-2020)
Thomas P. Kiley III (1968)	Vice President (since 2024)	Senior Vice President, Chief Distribution Officer (since 2024), CAM, CILLC, and Calamos Advisors; Principal Executive Officer and Chief Distribution Officer (since 2024), CFS; Vice President (since 2024), CGAM; prior thereto Managing Director, RIA Eastern Divisional Sales Manager, Blackrock Investments, Inc. (2017-2024)
Erik D. Ojala (1975)	Vice President and Secretary (since 2023)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); prior thereto, Executive Vice President and General Counsel (2017-2023), Secretary (2010-2023) and Chief Compliance Officer (2021-2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019-2023) and Chief Compliance Officer (2022-2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-2023) and Chief Compliance Officer (2017-2021, 2022-2023), Harbor Funds Distributors, Inc.; Director (2017-2023), Assistant Secretary (2014-2023) and Chief Compliance Officer (2022-2023), Harbor Services Group, Inc.; Chief Compliance Officer, Harbor ETF Trust (2021-2023); and Chief Compliance Officer of Harbor Funds (2017-2023)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

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COMMITTEES OF THE BOARD OF TRUSTEES. The Trust’s Board of Trustees has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Valuation Committee and the Governance Committee.

Executive Committee. Messrs. John Calamos and John E. Neal are members of the executive committee, which has authority during intervals between meetings of the Board of Trustees to exercise the powers of the board, with certain exceptions. John Calamos is an interested trustee of the Trust.

Dividend Committee. Mr. John Calamos serves as the sole member of the dividend committee. The dividend committee is authorized, subject to Board review, to declare distributions on the Fund Shares of the Trust’s series in accordance with such series’ distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Audit Committee. Messrs. Armstrong, Neal, Phlegar, Rybak (Chair), Toub and Wennlund and Mses. Breen and Stuckey serve on the audit committee. The audit committee operates under a written charter adopted and approved by the board. The audit committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors’ performance, reviews the results of the Trust’s audit and responds to other matters deemed appropriate by the board. All members of the audit committee are independent trustees of the Trust.

Valuation Committee. Messrs. Armstrong, Neal, Phlegar, Rybak, Toub, and Wennlund (Chair) and Mses. Breen and Stuckey serve on the valuation committee. The valuation committee operates under a written charter approved by the board. The valuation committee oversees valuation matters of the Trust delegated to the valuation designee, including the fair valuation determinations and methodologies proposed and utilized by the valuation designee, reviews the Trust’s valuation procedures and their application by the valuation designee, reviews pricing errors and procedures for calculation of net asset value of each series of the Trust and responds to other matters deemed appropriate by the board.

Governance Committee. Messrs. Armstrong, Neal, Phlegar, Rybak, Toub and Wennlund and Mses. Breen (Chair) and Stuckey serve on the governance committee. The governance committee operates under a written charter adopted and approved by the board. The governance committee oversees the independence and effective functioning of the Board of Trustees and endeavors to be informed about good practices for fund boards. It also makes recommendations to the board regarding compensation of independent trustees. The governance committee also functions as a nominating committee by making recommendations to the Board of Trustees regarding candidates for election as non- interested trustees. The governance committee looks to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of a Fund, search firms that are compensated for their services and other third-party sources. Any such search firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committee with respect to the individual candidates and the market for available candidates. In making trustee recommendations, the governance committee considers a number of factors, including a candidate’s background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the committee’s charter. Any prospective candidate is interviewed by the trustees and officers, and references are checked. The governance committee will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committee for its consideration.

A Fund shareholder who wishes to propose a trustee candidate must submit any such recommendation in writing via regular mail to the attention of the Trust’s Secretary, at the address of the Trust’s principal executive offices. The shareholder recommendation must include:

● the number and class of all shares of the Trust’s series owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially.

●  a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

●  information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Trust, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the committee to make such determination;

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● the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected;

● a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

● the class or series and number of all shares of the Trust’s series owned of record or beneficially by the candidate, as reported by the candidate; and

● such other information that would be helpful to the governance committee in evaluating the candidate.

The governance committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committee, the recommendation of such candidate will be deemed not properly submitted for consideration, and the governance committee is not required to consider such candidate.

Unless otherwise specified by the governance committee’s chairman or by legal counsel to the non-interested trustees, the Trust’s Secretary will promptly forward all shareholder recommendations to the governance committee’s chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committee for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committee is not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committee may dispose of the shareholder recommendation.

In addition to the above committees, there is a valuation designee, appointed by the Board of Trustees, comprised of officers of the Trust and employees of Calamos Advisors.

The following table identifies the number of meetings the Board of Trustees and each committee held during the fiscal period ended July 31, 2025:

NUMBER OF MEETINGS DURING FISCAL PERIOD ENDED July 31, 2025
Board	9
Executive Committee	0
Audit Committee	4
Governance Committee	4
Dividend Committee	12
Valuation Committee	4

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF THE BOARD OF TRUSTEES. The Board of Trustees is responsible for oversight of the Trust. The Trust has engaged Calamos Advisors to manage a Fund on a day-to-day basis. The Board of Trustees oversees Calamos Advisors and certain other principal service providers in the operations of each Fund. The Board of Trustees is currently composed of ten members, eight of whom are non-interested trustees. The Board of Trustees meets in-person at regularly scheduled meetings four times throughout the year. In addition, the board may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board of Trustees has established five standing committees — Audit, Dividend, Executive, Governance and Valuation — and may establish ad hoc committees or working groups from time to time to assist the Board of Trustees in fulfilling its oversight responsibilities. The non-interested trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to the Trust.

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The chairman of the Board of Trustees is an “interested person” of the Trust (as such term is defined in the 1940 Act). The non-interested trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between Calamos Advisors and the non-interested trustees and leads the non-interested trustees in all aspects of their oversight of a Fund. Among other things, the lead independent trustee reviews and approves, with the chairman, the agenda for each board and committee meeting and facilitates communication among the Trust’s non-interested trustees. The trustees believe that the board’s leadership structure is appropriate given the characteristics and circumstances of the Trust. The trustees also believe that this structure facilitates the exercise of the board’s independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

The Board of Trustees has concluded that, based on each trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees, each trustee should serve as a member of the board. In making this determination, the board has taken into account the actual service of the trustees during their tenure in concluding that each should continue to serve. The board also has considered each trustee’s background and experience. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each trustee that led the board to conclude that he or she should serve as a trustee.

Each of Mses. Breen and Stuckey and Messrs. Calamos, Neal, Rybak, Toub, and Wennlund has served for multiple years as a trustee of the Trust. In addition, each of Mses. Breen and Stuckey and Messrs. Armstrong, Calamos, Koudounis, Neal, Phlegar, Rybak, Toub, and Wennlund has more than 25 years of experience in the financial services industry. Each of Mses. Breen and Stuckey and Messrs. Calamos, Koudounis, Neal, Phlegar, Rybak, Toub, and Wennlund has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Neal, Phlegar, Rybak, Toub, and Wennlund has earned a Masters of Business Administration degree.

RISK OVERSIGHT. The operation of an ETF, including its investment activities, generally involves a variety of risks. As part of its oversight of a Fund, the Board of Trustees oversees risk through various regular board and committee activities. The Board of Trustees, directly or through its committees, reviews reports from, among others, Calamos Advisors, the Trust’s Compliance Officer, the Trust’s independent registered public accounting firm, outside legal counsel, and internal auditors of Calamos Advisors or its affiliates, as appropriate, regarding risks faced by a Fund and the risk management programs Calamos Advisors and certain service providers. The actual day-to-day risk management with respect to a Fund resides with Calamos Advisors and other service providers to a Fund. Although the risk management policies of Calamos Advisors and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect a Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board of Trustees or Calamos Advisors, its affiliates or other service providers.

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TRUSTEE AND OFFICER COMPENSATION. John P. Calamos, Sr., and John S. Koudounis, the trustees who are an “interested person” of the Funds, do not receive compensation from the Funds. Although they are compensated, the non-interested trustees do not receive any pension or retirement benefits from the Funds. Mr. Kelly is the only Trust officer who receives compensation from the Funds. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Funds during the periods indicated to each of the current trustees and officers compensated by the Funds. As the Funds were not in operation as of July 31, 2025, no Trustee received any compensation from the Funds during the fiscal year ended July 31, 2025.

	Aggregate	Total Compensation
	Compensation	from Calamos
	from the Funds	Funds Complex
Name	8/1/24-7/31/25	8/1/24-7/31/25
John P. Calamos	$-	$-
John S. Koudounis***	$-	$-
Hugh P. Armstrong***	$-	$-
Virginia Breen	$-	$220,000
John E. Neal*	$-	$310,000	**
Jeffrey S. Phlegar***	$-	$-
William R. Rybak	$-	$230,000
Karen Stuckey	$-	$210,000
Christopher Toub	$-	$210,000
Lloyd A. Wennlund	$-	$220,000
Walter Kelly****	$-	$1,510

*Includes fees deferred during the relevant period pursuant to a deferred compensation plan. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Funds as selected by the trustee. As of July 31, 2025 the value of the deferred compensation accounts for Mr. Neal was $3,564,427.

**Includes compensation received in the aggregate from the Calamos Aksia Alternative Credit and Income Fund and Calamos Aksia Private Equity and Alternatives Fund in the amount of $60,000. Such compensation is subject to a different compensation schedule and allocation.

*** Messrs. Armstrong, Koudounis, and Phlegar were elected to the Board effective September 1, 2025.

**** Mr. Kelly was designated as Chief Compliance Officer effective July 29, 2025.

The compensation paid to the non-interested trustees of Calamos Funds for their services as such consists of an annual retainer fee in the amount of $210,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee receives a meeting attendance fee of $7,000 for any special board meeting attended in person or $3,500 for any special board meeting attended by telephone.

Compensation paid to the non-interested trustees is allocated among the series of the Calamos Funds in accordance with a procedure determined from time to time by the board.

The Trust has adopted a deferred compensation plan for non-interested trustees (the “Plan”). Under the Plan, a trustee who is not an “interested person” of Calamos Advisors and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his or her compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee’s deferred compensation account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee’s deferred compensation account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in shares of one or more of the Funds as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee’s beneficiaries. A Fund’s obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund’s obligations to make payments under the Plan.

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As of December 31, 2024, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (“1934 Act”)) Fund Shares of all funds in a Fund Complex having values within the indicated dollar ranges.*

	Calamos Laddered Bitcoin Structured Alt Protection ETF®	Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®	Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®	AGGREGATE DOLLAR RANGE OF SHARES OF ALL FUNDS IN THE FUND COMPLEX
John P. Calamos, Sr.(1)	None	None	None	Over $100,000
John S. Koudounis(2)	None	None	None	Over $100,000
Hugh Armstrong(2)	None	None	None	None
Virginia G. Breen	None	None	None	Over $100,000
John E. Neal	None	None	None	Over $100,000
Jeffrey Phlegar(2)	None	None	None	None
William R. Rybak	None	None	None	Over $100,000
Karen L. Stuckey	None	None	None	Over $100,000
Christopher M. Toub	None	None	None	Over $100,000
Lloyd A. Wennlund	None	None	None	Over $100,000

(1)	Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.
(2)	Messrs. Armstrong, Koudounis, and Phlegar were elected to the Board effective September 1, 2025.

*  Valuation as of December 31, 2024.

CODE OF ETHICS. Personnel of Calamos Advisors and Calamos Financial Services LLC (“CFS”), the Funds’ distributor, are permitted to make personal securities transactions, including transactions in securities that the Trust may purchase, sell or hold, subject to requirements and restrictions set forth in the Code of Ethics of the Trust and the Code of Ethics of Calamos Advisors and CFS. The Codes of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos Advisors and CFS personnel and the interests of investment advisory clients such as the Trust. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

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Affiliates of Calamos Advisors and CFS, CAM, CILLC, Calamos Partners LLC (“CPL”), Calamos Family Partners, Inc. (“CFP”) and the owners of these affiliates, which include John P. Calamos, Sr. and members of his family (“Calamos Family”), may invest in products managed by Calamos Advisors to support the continued growth of our investment products and strategies, including investments to seed new products. Notwithstanding any provision to the contrary in the Code of Ethics, investments and corresponding hedging transactions made by Calamos Advisors, CFS, CAM, CILLC, CPL, CFP and the Calamos Family in Calamos products (excluding Closed-End Funds and ETFs) are not subject to restrictions of the Code of Ethics, such as the short-term trading ban. However, these hedging transactions are subject to pre-clearance by the Corporate Investment Committee. Calamos Advisors’ CCO and Funds’ CCO are copied in the approval process. In addition, these entities do not receive preferential treatment over clients. (They may, however, be traded together with discretionary client transactions.).

The General Counsel may approve additional strategies or instruments based on unusual market circumstances and on the determination that the transactions would not impact the broader market or conflict with any customer activity.

PROXY VOTING PROCEDURES. Each Fund has delegated proxy voting responsibilities to Calamos Advisors, subject to the board of trustees’ general oversight. Each Fund expects Calamos Advisors to vote proxies related to that Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. Calamos Advisors has adopted its own Proxy Voting Policies and Procedures (the “Policies”). The Policies address, among other things, conflicts of interest that may arise between the Funds’ interests, and the interests of Calamos Advisors and its affiliates.

The following is a summary of the Policies used by Calamos Advisors in voting proxies.

To assist it in voting proxies, Calamos Advisors has established a Proxy Review Committee (“committee”) comprised of representatives of its Portfolio Management (which may include portfolio managers and/or research analysts), Operations, and advisory, non-voting members from the Legal and Compliance Departments. The committee and/or its members will vote proxies using the following guidelines.

In general, if Calamos Advisors believes that a company’s management and board have interests sufficiently aligned with the Fund’s interest, Calamos Advisors will vote in favor of proposals recommended by the company’s management, including, but not by way of limitation, management’s recommendations on the election of directors but will consider both meeting attendance and number of boards each board member sits on when determining its vote.

Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, reorganizations, shareholder rights plans, “poison pills”, severance compensation packages, golden parachutes, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of a Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos Advisors will vote on a case-by-case basis on proposals presenting these transactions.

Calamos Advisors has assigned its administrative duties with respect to the proxy analysis and voting decisions to the “Proxy Group” (the Investment team — research analysts and portfolio management), and administrative processing to its Corporate Actions Group within the Operations Department. To assist it in analyzing proxies, Calamos subscribes to Glass Lewis, an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and voting recommendations. Glass Lewis facilitates the voting of each proxy by applying Calamos’ custom proxy voting rules (“proxy voting policy”) to the proposal(s). Any proxy proposal that is not covered by the proxy voting guidelines is reviewed and considered by Calamos’ Proxy Group and voted in accordance with that review.

Finally, Calamos Advisors has established procedures to help identify and resolve conflicts of interest that might arise when voting proxies for the Funds. Calamos will generally apply its proxy voting policy to proxy proposals regardless of whether a conflict has been identified. However, in these situations, the Proxy Group will refer the proxy proposal, along with the recommended course of action, if any, to the Proxy Review Committee or a subcommittee thereof (each, a “committee”) for evaluation. The committee will independently review the proposals and determine the appropriate action to be taken. The Corporate Actions Group will then memorialize the conflict(s) and the procedures used to address the conflict.

The Trust is required to file with the SEC on Form N-PX its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. The Trust’s proxy voting record for the most recent 12-month period ending June 30 will be available by August 31 of each year (1) on the SEC’s website at www.sec.gov, (2) on the Calamos Funds’ website at www.calamos.com, and (3) without charge, upon request, by calling 866.363.9219 or emailing caminfo@calamos.com.

You may obtain a copy of Calamos Advisors’ Policies by calling 866.363.9219, by emailing caminfo@calamos.com, or by writing Calamos Advisors at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC’s website at www.sec.gov.

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You may obtain a copy of Calamos Advisors’ Policies by calling 866.363.9219 or by writing Calamos Advisors at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy. A Fund’s portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust and Calamos Advisors will not disseminate non-public information concerning the Trust.

Calamos Advisors and CFS carry out the policies and procedures governing disclosure of portfolio security holdings, and as such have access to information regarding portfolio security holdings on a daily basis and may disclose that information to a Fund’s service providers and other third parties only in accordance with the policies and procedures adopted by the Board of Trustees.

NON-PUBLIC DISCLOSURE

Disclosures required by Applicable Law. The Funds, Calamos Advisors and CFS may disclose portfolio security holdings information of a Fund as may be required by applicable law, rule, regulation or court order. Any officer of a Fund, Calamos Advisors or CFS is authorized to disclose portfolio security holdings pursuant to these policies and procedures.

As part of each Fund’s compliance program under Rule 38a-1 under the 1940 Act, the Trust’s Chief Compliance Officer periodically will review or cause to be reviewed portfolio security holding disclosures in order to seek compliance with these policies and procedures. The Board of Trustees oversees disclosures through the reporting of the Chief Compliance Officer.

The Funds, Calamos Advisors and CFS do not receive compensation or other consideration for the disclosure of portfolio security holdings.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding Fund Shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control.

All shares of the Funds are entered on the records of Depository Trust Company (“DTC”), a security depository, in the name of its nominee for the account of a participant of DTC (“DTC Participant”). As of October 31, 2025, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of Calamos Laddered Bitcoin Structured Alt Protection ETF® were as follows:

Fund	Registration	Number of Shares % Fund
Calamos Laddered Bitcoin Structured Alt Protection ETF	WELLS FARGO SECURITIES, LLC	55,060.00
	1525 WEST W.T. HARRIS BLVD, 1B1	73.41%
	CHARLOTTE NC 28262

	BOFA SECURITIES, INC.	9,381.00
	9000 SOUTHSIDE BLVD	12.51%
	BLDG 300
	JACKSONVILLE FL 32256

	CHARLES SCHWAB & CO., INC.	5,028.00
	2423 E LINCOLN DRIVE	6.7%
	PHOENIX AZ 85016-1215

As of October 31, 2025, the trustees and officers as a group owned less than 1% of the outstanding shares of Calamos Laddered Bitcoin Structured Alt Protection ETF®.

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All shares of the Funds are entered on the records of Depository Trust Company (“DTC”), a security depository, in the name of its nominee for the account of a participant of DTC (“DTC Participant”). As of October 31, 2025, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF® were as follows:

Fund	Registration	Number of Shares % Fund
Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF	WELLS FARGO SECURITIES, LLC	41,711.00
	1525 WEST W.T. HARRIS BLVD, 1B1	83.42%
	CHARLOTTE NC 28262

	CETERA INVESTMENT SERVICES LLC	4,062.00
	400 FIRST STREET SOUTH, SUITE 300	8.12%
	ST. CLOUD MN 56301

As of October 31, 2025, the trustees and officers as a group owned less than 1% of the outstanding shares of Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®.

All shares of the Funds are entered on the records of Depository Trust Company (“DTC”), a security depository, in the name of its nominee for the account of a participant of DTC (“DTC Participant”). As of October 31, 2025, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of Calamos Laddered 80 Series Bitcoin Structured Alt Protection ETF® were as follows:

Fund	Registration	Number of Shares % Fund
Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF	J.P. MORGAN SECURITIES LLC/JPMC	43,725.00
	383 MADISON AVENUE	87.45%
	NEW YORK, NY 10179 UNITED STATES

As of October 31, 2025, the trustees and officers as a group owned less than 1%* of the outstanding shares of Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®.

* Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company, Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, this percentage reflects any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr., as applicable.

INVESTMENT ADVISORY SERVICES

Investment Adviser

Investment management and certain other services are provided to the Trust by Calamos Advisors pursuant to a Management Agreement (the “Management Agreement”) dated September 1, 2023, as amended. Calamos Advisors also furnishes office space, equipment and management personnel to the Trust.

Each Fund pays Calamos Advisors a fee based on its average daily net assets that is accrued daily and paid on a quarterly basis.

Calamos Laddered Bitcoin Structured Alt Protection ETF®  pays a fee on its average daily net assets at the annual rate of 0.10% on average daily net assets.

With respect to a Fund in the Calamos Family of Funds (each an “Acquiring Fund”) that invests in Fund Shares of Calamos Laddered Bitcoin Structured Alt Protection ETF®, Calamos Advisors agrees to waive an amount equal to the portion of the advisory fee payable to a Fund that is attributable to the Acquiring Fund’s investment in the Fund, based on daily net assets.

Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF® pays a fee on its average daily net assets at the annual rate of 0.10% on average daily net assets.

With respect to a Fund in the Calamos Family of Funds (each an “Acquiring Fund”) that invests in Fund Shares of Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®, Calamos Advisors agrees to waive an amount equal to the portion of the advisory fee payable to a Fund that is attributable to the Acquiring Fund’s investment in the Fund, based on daily net assets.

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF® pays a fee on its average daily net assets at the annual rate of 0.10% on average daily net assets.

With respect to a Fund in the Calamos Family of Funds (each an “Acquiring Fund”) that invests in Fund Shares of Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®, Calamos Advisors agrees to waive an amount equal to the portion of the advisory fee payable to a Fund that is attributable to the Acquiring Fund’s investment in a Fund, based on daily net assets.

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Calamos Advisors is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”). Calamos Asset Management, Inc. (“CAM”) is the sole manager of CILLC. As of July 31, 2025, approximately 22.4% of the outstanding interests of CILLC was owned by CAM, 77.72% by Calamos Partners LLC (“CPL”), and 0.04% by Calamos Equity Partners LLC (“CEP”). CAM is owned by John P. Calamos, Sr. and John S. Koudounis. CPL is owned by Calamos Family Partners, Inc. (“CFP”) and John S. Koudounis. CFP is beneficially owned by members of the Calamos family, including John P. Calamos, Sr. CEP is owned by John S. Koudounis and Daniel L. Dufresne. John P. Calamos, Sr., is an affiliated person of each Fund and Calamos Advisors by virtue of his position as Chairman, Trustee and President of the Trust and Chairman and Global Chief Investment Officer (“Global CIO”) of Calamos Advisors. John S. Koudounis, Thomas P. Kiley, Thomas E. Herman, Erik D. Ojala, Stephen Atkins, Daniel Dufresne, and Walter Kelly are affiliated persons of each Fund and Calamos Advisors by virtue of their positions as Trustee and Vice President; Vice President; Vice President and Chief Financial Officer; Vice President and Secretary; Treasurer; Vice President; and Chief Compliance Officer of the Trust; respectively, and as President and Chief Executive Officer; Senior Vice President and Chief Distribution Officer; Executive Vice President and Chief Financial Officer; Senior Vice President, General Counsel and Secretary; Senior Vice President and Head of Fund Administration; Executive Vice President and Chief Operating Officer; and Co-Chief Compliance Officer of Calamos Advisors, respectively.

The use of the name “Calamos” in the name of the Trust and in the name of the Funds are pursuant to licenses granted by Calamos Investments LLC, and the Trust has agreed to change the names to remove those references if Calamos Advisors ceases to act as Advisor to the Funds.

EXPENSES

Out of its management fee, the Advisor pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Fees and expenses related to a Fund’s organization and registration and qualification of a Fund and its Fund Shares under federal and state securities laws will be borne by the Advisor.

MANAGEMENT APPROACH

Calamos Advisors employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of five (5) Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers and Associate Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross-team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of Calamos Advisors’ Investment Committee, made up of the Global CIO, the Co-CIO team, and the Global Head of Trading. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

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The structure and composition of the Investment Committee results in a number of benefits, as it:

● Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus.

● Promotes collaboration between teams; and

● Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

● Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.

● Establish firm-wide secular and cyclical themes for review.

● Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

● Review firm-wide, portfolio and individual security liquidity constraints.

● Evaluate firm-wide and portfolio investment performance.

● Evaluate firm-wide and portfolio hedging policies and execution.

● Evaluate enhancements to the overall investment process.

David O’Donohue, Jimmy Young, Eli Pars, Jason Hill, Anthony Vecchiolla and Jordan Rosenfeld* are the Funds’ portfolio managers and are collectively referred to within this registration statement as “Portfolio Managers”. The Portfolio Managers have responsibility for allocating the portfolio across the market capitalization spectrum, sectors, and geographies within the portfolio’s eligible investment universe and for reviewing the overall composition of the portfolio to ensure compliance with its stated investment objective. The Portfolio Managers, in collaboration with other members of the Calamos Advisors investment teams, have the responsibility of overseeing the integration of each Fund’s investment approach and framework to ensure compliance with each Fund’s stated investment approach.

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The Portfolio Managers also have responsibility for the day-to-day management of accounts other than a Fund. Information regarding these other accounts (and inclusive of the Funds) as of July 31, 2025 is set forth below.

Other Accounts Managed and Assets by Account Type as of July 31, 2025

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
David O’Donohue	34	18,207,836,590	2	11,045,646	0	-
Jimmy Young	33	18,007,379,867	0	-	0	-
Eli Pars	51	32,850,893,729	6	1,030,204,104	5,163	4,530,888,074
Jason Hill	33	18,007,379,867	0	-	0	-
Anthony Vecchiolla	34	18,151,462,555	0	-	0	-
Jordan Rosenfeld	1	64,266,535	0	-	0	-

Number of Accounts and Assets for which Advisory Fee is Performance Based as of July 31, 2025

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
David O’Donohue	0	-	0	-	0	-
Jimmy Young	0	-	0	-	0	-
Eli Pars	2	416,375,322	0	-	0	-
Jason Hill	0	-	0	-	0	-
Anthony Vecchiolla	0	-	0	-	0	-
Jordan Rosenfeld	0	-	0	-	0	-

The Portfolio Managers may invest for their own benefit in securities held in brokerage and fund accounts. The information shown in the table does not include information about those accounts where the Portfolio Managers or members of their family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors or any of its affiliates.

Each Fund’s Portfolio Managers are responsible for managing both the Fund and other accounts, including separate accounts.

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Other than potential conflicts between investment strategies, the side-by-side management of both a Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by a Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to Calamos Advisors’ Chief Compliance Officer on a monthly basis. Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

As of July 31, 2025, Messrs. O’Donohue, Young, Pars, Hill, Vecchiolla and Rosenfeld receive all of their compensation from Calamos Advisors. Compensation for portfolio management team members includes a competitive base salary, and an annual cash bonus (driven by investment, company, and individual performance). Portfolio managers are also eligible for Calamos Advisors’ Long-Term Incentive (“LTI”) program, which is an incentive award vesting over time that reflects appreciation and depreciation in the value of both the funds managed by such professional and the company generally. LTI awards vest on a three-year schedule (25% on or about the first anniversary of the award grant, 25% on or about the second anniversary of the award grant, and 50% on or about the third anniversary of the award grant). Each investment team LTI award will be allocated as follows: (i) 33.3% to track the value of the associate’s managed strategies, (ii) 33.3% to track the Calamos strategy of the associate’s choice, and (iii) 33.3% to track the value of the firm; all over the vesting period.

The existence of these separate asset or fee-based payments could create a conflict of interest with regard to each portfolio manager’s allocation of investment opportunities among the accounts for which they act as portfolio manager. Calamos Advisors maintains policies and procedures reasonably designed to mitigate such conflicts of interest.

This compensation structure considers annually the performance of the various strategies managed by the portfolio managers, among other factors, including, without limitation, the overall performance of the firm.

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The Laddered Bitcoin ETFs had not yet publicly offered any Fund Shares for sale prior to July 31, 2025. Accordingly, the portfolio managers did not own any Fund Shares of these Funds as of July 31, 2025.

Portfolio Managers	Calamos Laddered Bitcoin Structured Alt Protection ETF	Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF	Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF
Jason Hill	None	None	None
David O’Donohue	None	None	None
Eli Pars	None	None	None
Anthony Vecchiolla	None	None	None
Jimmy Young	None	None	None
Jordan Rosenfeld	None	None	None

DISTRIBUTOR

The Funds’ distributor is Calamos Financial Services LLC (“CFS” or the “Distributor”), 2020 Calamos Courts, Naperville, Illinois, 60563. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes Fund Shares.

Fund Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Transactions in Creation Units.” Fund Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Fund Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. The Distributor has no role in determining the investment policies of the Funds, or which securities are to be purchased or sold by the Funds.

12b-1 Plan. The Board has adopted a distribution and service plan (“Distribution and Service Plan”) pursuant to Rule 12b-1 under the Investment Company Act (“Plan”). In accordance with its Plan, a Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. In addition, if the payment of management fees by a Fund is deemed to be indirect financing by the Fund of the distribution of its Fund Shares, such payment is authorized by the Plan. Calamos Advisors may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund Shares. Calamos Advisors may pay amounts to third parties for distribution or marketing services on behalf of a Fund.

The Plan was adopted in order to permit the implementation of a Fund’s method of distribution. No fees are currently paid by a Fund under the Plan, however, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in a Fund because they would be paid on an ongoing basis. If fees were charged under the Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan will remain in effect for a period of one year and is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by a Fund unless such amendment is approved by majority vote of the outstanding Fund Shares and by the independent trustees in the manner described above. The Plan is terminable with respect to a Fund at any time by a vote of a majority of the independent trustees or by 1940 Act majority vote of the outstanding Fund Shares.

OTHER COMPENSATION TO INTERMEDIARIES

Calamos Advisors and its affiliates are currently subject to supplemental compensation payment requests by certain securities broker-dealers, banks or other intermediaries, including third party administrators of qualified plans (each an “Intermediary”) whose customers have purchased Fund Shares. In their discretion, Calamos Advisors and its affiliates may make payments to an Intermediary for various purposes. These payments do not increase the amount paid by you or a Fund, as they are paid from the legitimate profits from these entities in what is generally referred to as “revenue sharing.”

Revenue sharing payments are generally a percentage of the account’s average annual net assets. Calamos Advisors and its affiliates may make these payments to an Intermediary for various purposes, including to help defray costs incurred by the Intermediary to educate financial advisers about a Fund so they can make recommendations and provide services that are suitable and meet shareholder needs, to access the Intermediary’s representatives, to provide marketing support and other specified services. To the extent that a Fund does not pay for these costs directly, Calamos Advisors and its affiliates may also make payments to certain financial intermediaries for administrative services such as record keeping, sub-accounting for shareholder accounts, client account maintenance support, statement preparation, transaction processing, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain trading systems, or one-time payments for services such as setting up a Fund on a intermediary’s trading system.

In addition, Calamos Advisors and its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of a Fund. Calamos Advisors and its affiliates may make payments to participate in intermediary marketing support programs which may provide Calamos Advisors, as applicable, with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data and data analytics, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of the Fund and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Fund to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Fund available to their customers.

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These payments may provide Intermediaries with an incentive to favor Fund Shares of a Fund over sales of shares of other ETFs or non-ETF investments. These payments may influence the Intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund Shares and you should discuss this matter with your Intermediary and its representatives. A Fund may utilize an Intermediary that offers and sells Fund Shares to execute portfolio transactions for the Fund. The Funds and Calamos Advisors do not consider sales of Fund Shares as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund.

PORTFOLIO TRANSACTIONS

Calamos Advisors is responsible for decisions to buy and sell securities for a Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. Calamos Advisors may purchase options, futures or use other derivative instruments. Subject to applicable law, Calamos Advisors may determine to cross-trade securities or other instruments between client accounts.

Portfolio transactions on behalf of a Fund effected on stock or futures exchanges typically involve the payment of negotiated commissions. There is generally no stated commission in the case of securities or other instruments traded in the OTC markets, but the price a Fund pays usually includes an undisclosed dealer commission or mark-up (known as a “spread” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security or other instrument at the time, and includes the dealer’s normal profit). For securities purchased in an underwritten offering, the price a Fund pays includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In executing portfolio transactions, Calamos Advisors uses its best efforts to obtain for a Fund the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos Advisors considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions. In certain circumstances, a Fund may determine that it is in the best interest of the Fund to waive, reimburse or prepay commissions or fees that would otherwise be applicable to the Fund’s securities or derivatives transactions.

In allocating a Fund’s portfolio brokerage transactions to unaffiliated broker-dealers, Calamos Advisors may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. Although Calamos Advisors believes these services have substantial value, they are considered supplemental to Calamos Advisors’ own efforts in performing its duties under the Management Agreement.

For purchases and sales of derivatives (i.e., financial instruments whose value is derived from the value of an underlying asset, interest rate or index) Calamos Advisors generally evaluates counterparties based on one or more of the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.

Calamos Advisors does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Calamos Advisors does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Calamos Advisors has entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Calamos Advisors with research or brokerage services, as permitted under Section 28(e) of the Exchange Act. CCAs allow Calamos Advisors to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Calamos Advisors are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Calamos Advisors and such research may not necessarily be used by Calamos Advisors in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services.

As permitted by Section 28(e) of the 1934 Act, Calamos Advisors may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if Calamos Advisors believes the amount to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos Advisors may indirectly benefit from the availability of these services to Calamos Advisors, and a Fund may indirectly benefit from services available to Calamos Advisors as a result of research services received by Calamos Advisors through transactions for other clients. In addition, Calamos Advisors may execute portfolio transactions for a Fund, to the extent permitted by law, through broker-dealers affiliated with a Fund, Calamos Advisors, CFS, or other broker-dealers distributing Fund Shares of a Fund if it reasonably believes that the combination of price and execution is at least as favorable as with unaffiliated broker-dealers, and in such transactions any such broker-dealer would receive brokerage commissions paid by a Fund.

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In certain cases, Calamos Advisors may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Calamos Advisors makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Calamos Advisors personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by Calamos Advisors through brokerage commissions generated by transactions of its clients, including a Fund. Calamos Advisors pays the provider in cash for the non-research portion of its use of these products or services.

Subject to applicable law, Calamos Advisors may select brokers that furnish Calamos Advisors, the Funds, other Calamos Advisors client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in Calamos Advisors’ view, appropriate assistance to Calamos Advisors in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

ADDITIONAL INFORMATION CONCERNING THE FUND SHARES

Organization and Description of Fund Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on June 17, 2013, and has authorized capital of unlimited Fund Shares of beneficial interest of no-par value that may be issued in more than one class or series. Currently, the Trust consists of forty-four actively managed series. The Board of Trustees may designate additional series.

Under Delaware law, the Trust is not required to hold an annual shareholders’ meeting if the 1940 Act does not require such a meeting. Shareholders holding two-thirds of Fund Shares outstanding of the relevant Fund may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Fund Shares are freely transferable. Fund Shares will not have preemptive rights or cumulative voting rights, and none of the Fund Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Fund Shares have equal voting rights. The Trust Instrument confers upon the Board the power, by resolution, to alter the number of Fund Shares constituting a Creation Unit or to specify that Fund Shares may be individually redeemable. The Trust reserves the right to adjust the stock prices of Fund Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the NAV of a Fund.

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification out of a Fund’s property for all loss and expense of a Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, a Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Fund Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled “Fund Facts — Book Entry.”

The Depository Trust Company (“DTC”) acts as Securities Depository for Fund Shares. Fund Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

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Beneficial ownership of Fund Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant written confirmation relating to their purchase and sale of Fund Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Fund Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Fund Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Fund Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Fund Shares held through such DTC Participants will be governed by standing instructions and customary practices, and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Fund Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Fund Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

The Trust is required to disclose on a quarterly basis the complete schedule of a Fund’s portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust is available on the SEC’s website at https://www.sec.gov. A Fund’s Form N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-PORT are available without charge, upon request, by calling (866) 363-9219 or by writing to Calamos ETF Trust, 2020 Calamos Court, Naperville, IL 60563.

CREATION AND REDEMPTION OF CREATION UNITS

General

A Fund will issue and sell Fund Shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to a Fund is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Distribution of Fund Shares

In connection with its launch, a Fund was seeded through the sale of one or more Creation Units to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants or a lead market maker, other third-party investor or an affiliate of a Fund or the Advisor purchasing from an Authorized Participant. Each such initial investor may sell some or all of the Fund Shares underlying the Creation Unit(s) held by them pursuant to the registration statement for a Fund (each, a “Selling Shareholder”), which Fund Shares have been registered to permit the resale from time to time after purchase. No Fund will receive any of the proceeds from the resale by the Selling Shareholders of these Fund Shares. Selling Shareholders may sell Fund Shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the Fund Shares may be listed or quoted at the time of sale, through trading systems, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the Fund Shares held in Creation Unit size by them through an Authorized Participant. Any Selling Shareholder and any broker-dealer or agents participating in the distribution of Fund Shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act, in connection with such sales. Any Selling Shareholder and any other person participating in such distribution will be subject to any applicable provisions of the Exchange Act and the rules and regulations thereunder.

Fund Deposit

The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, and the Cash Component (defined below), computed as described below. The Trust reserves the right to permit or require the substitution of Deposit Cash to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. Certain fees/costs associated with creation transactions may be waived in certain circumstances.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of Fund Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

A Fund, through NSCC, make available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Fund Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Fund Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of a Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes known to the Advisor on the date of announcement to be in effect by the time of delivery of a Fund Deposit from certain corporate actions.

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Procedures for Purchase of Creation Units

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Fund Shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for a Fund for orders to purchase Creation Units is expected to be 2:00 p.m. Eastern Time which time may be modified by a Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Transfer Agent no later than 2:30 p.m. Eastern Time or such earlier time as may be designated by a Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Fund Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, a Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of a Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failures may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. The “Settlement Date” for a Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.

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The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Transfer Agent and the Advisor shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to up to 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases.

The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Fund Shares ordered, would own 80% or more of the currently outstanding Fund Shares; (d) the acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Advisor make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

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All questions as to the number of Fund Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee, payable to a Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for a Fund is $250 for in-kind Creation Units or $100 for cash Creation Units, or such other amount as agreed to in writing between the parties, regardless of the number of Creation Units created in the transaction. A Fund may waive or adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if a Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Advisor, has agreed to pay such fee.

In addition, a variable fee, payable to a Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. A Fund may determine to prepay certain commissions or to not charge a variable fee on certain orders when the Advisor has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring a Fund Securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Fund Shares may be issued on an ongoing basis, a “distribution” of Fund Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Fund Shares, and sells those Fund Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Fund Shares with an active selling effort involving solicitation of secondary-market demand for Fund Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Fund Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemptions

Fund Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. Except upon liquidation of a Fund, the Trust will not redeem Fund Shares in amounts less than Creation Units. Investors must accumulate enough Fund Shares in the secondary market to constitute a Creation Unit to have such Fund Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit. Certain fees/costs associated with redemption transactions may be waived in certain circumstances.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of a Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

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Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities — as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of a Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that a Fund Securities have a value greater than the NAV of Fund Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee

A fixed redemption transaction fee, payable to a Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for a Fund is $250 for in-kind Creation Units or $100 for cash Creation Units, or such other amount as agreed to in writing between the parties, regardless of the number of Creation Units redeemed in the transaction. A Fund may waive or adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if a Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Advisor, has agreed to pay such fee.

In addition, a variable fee, payable to a Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. A Fund may determine to prepay certain commissions or to not charge a variable fee on certain orders when the Advisor has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring a Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Fund Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Fund Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures

In connection with taking delivery of Fund Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of a Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

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The Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Fund Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of a Fund Securities but does not differ in NAV.

Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering a Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in a Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Fund Shares or determination of the NAV of Fund Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for a Fund. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for a Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Custom Baskets

Creation and Redemption baskets may differ and a Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant on a single day. Each Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of a Fund and their shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Advisor who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of a Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. The Advisor has established a governance process to oversee basket compliance for a Fund, as set forth in a Fund’s policies and procedures.

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DETERMINATION OF NET ASSET VALUE

The NAV of Fund Shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the NYSE is open. NAV is computed by determining the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of Fund Shares outstanding ((assets-liabilities)/number of Fund Shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a Fund for a particular day is applicable to all applications for the purchase of Fund Shares, as well as all requests for the redemption of Fund Shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Futures, swaps and options contracts listed for trading on a futures or options exchange or board of trade for which market quotations are generally available are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price. Total return swaps on exchange-listed securities are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price.

If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined in good faith by the Advisor in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security or other asset may be materially different than the value that could be realized upon the sale of that security or other asset. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to Calamos Advisors as “valuation designee” for a Fund. Calamos Advisors may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. Calamos Advisors reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

A Fund may use independent pricing services to assist in calculating the value of a Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. Because a Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when a Fund does not price its Fund Shares, the value of some of a Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund Shares.

In computing the NAV, a Fund values foreign securities held by a Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before a Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using a Fund’ fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAVs by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

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With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, a Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions and Taxes”

General Policies

Each Fund expects to declare and distribute all of its net investment income and capital gains, if any, to shareholders as dividends at least annually. A Fund may distribute such investment income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Dividend Distributions

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Fund Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both investment income and realized gains will be automatically reinvested in additional whole Fund Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Fund Shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Fund Shares to the same extent as if such distributions had been received in cash.

TAXATION

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of a Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code. Each Fund’s ability to qualify as a regulated investment company depends upon the Underlying ETFs themselves qualifying as regulated investment companies.

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To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

For purposes of the diversification tests, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of such investment. Because there is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of various derivatives that the Underlying ETFs may enter into, there is a risk that the Underlying ETFs will not meet the Code’s diversification requirements and will not qualify, or will be disqualified, as regulated investment companies. If the Underlying ETFs failed to qualify as regulated investment companies, the Funds also would not meet the Code’s diversification requirements and would not qualify, or would be disqualified, as a regulated investment company. See discussion under heading “Tax Risk.”

For purposes of the qualifying income test, the treatment of derivatives that provide exposure to the Underlying ETPs or bitcoin is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. An adverse determination or future guidance by the Internal Revenue Service with respect to the treatment of income or gain from those investments may adversely affect the Fund’s ability to qualify as a regulated investment company. See discussion under heading “Tax Risk.”

An Underlying ETF may invest a portion of its assets in a Subsidiary, which is expected to provide the Fund with exposure to Spot bitcoin within the limitations of the qualifying income and diversification tests.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. However, if a Fund retains any net capital gain, the Fund may report the retained amount as undistributed capital gains to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder.

In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, a Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of a Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of a Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions paid by a Fund may be taxed at long-term capital gains tax rates. In particular, dividends received by an individual shareholder from a regulated investment company such as a Fund may be treated as “qualified dividend income” that is eligible to be taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied by both the Fund and shareholder and provided the dividends are attributable to qualifying dividends received by the Fund itself.

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Each Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend that is eligible for the long-term capital gains tax rates. If the Funds receive dividends from an Underlying ETF and the Underlying ETF reports such dividends as qualified dividend income, then each Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the applicable Fund meets holding period and other requirements with respect to shares of the Underlying ETF. The Underlying ETFs and therefore the Funds do not anticipate that they will have qualified dividend income.

Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A portion of dividends from a Fund also may be eligible for the dividends-received deduction allowed to corporations, provided certain holding period and other requirements are satisfied. The eligible portion is not permitted to exceed the aggregate dividends a Fund receives from U.S. corporations. Funds with higher concentrations of securities other than stock of U.S. corporations are generally not expected to designate a significant portion of their distributions as qualifying for the dividends-received deduction. If the Funds receive dividends from an Underlying ETF and the Underlying ETFs report such dividends as eligible for the dividends-received deduction, then the Funds are permitted in turn to report a portion of their distributions as eligible for the dividends-received deduction, provided the Funds meets holding period and other requirements with respect to shares of the Underlying ETF. The Underlying ETFs and therefore the Funds do not anticipate that they will make distributions eligible for the dividends-received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. Each Underlying ETF’s option strategy may reduce the amount of dividends that might otherwise qualify as capital gains dividends. In addition, the Internal Revenue Service and the Department of the Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.

Shareholders receiving distributions in the form of additional Fund Shares, rather than cash, generally will have a tax basis in each such Fund Share equal to the value of a share of that Fund on the reinvestment date. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Fund Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Fund Shares, the excess will be treated by the shareholder as gain from a sale or exchange of Fund Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Fund Shares will receive a report as to the value of those Fund Shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of Fund Shares, that a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for Fund Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if Fund Shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that Fund Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Fund Shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In such a case, the basis of the Fund Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Fund Shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units, the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time plus (or minus) any Cash Component received (or paid) and the shareholder’s aggregate basis in the securities surrendered. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the aggregate market value of the securities received, plus (or minus) any Cash Redemption Amount received (or paid), and such shareholder’s basis in the Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. In addition, when a regulated investment company redeems a shareholder in kind, the regulated investment company generally is not required to recognize taxable gains in respect of the portfolio securities it distributes to the redeeming shareholder. However, a Fund may be required to recognize taxable gain on the distribution of certain securities, and the Internal Revenue Service may assert that a Fund must recognize taxable gain in respect of certain other securities that the Fund distributes to a shareholder in exchange for Creation Units, which may increase the amount of taxable gains that the Fund would otherwise be required to distribute in order to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

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Authorized Participants that are dealers may be subject to special tax rules and should consult their own tax advisors regarding the tax consequences of purchasing and redeeming Creation Units in their capacity as dealers.

Investment in Underlying ETFs

Each Fund’s investments in shares of the Underlying ETFs can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the Underlying ETFs, rather than in shares of the Underlying ETFs. Further, the amount or timing of distributions from the Funds qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Funds invested directly in the securities held by the Underlying ETFs.

Because the Funds will invest all of their assets in shares of the Underlying ETFs, their distributable income and gains will normally consist entirely of distributions from the Underlying ETFs and gains and losses on the disposition of shares of the Underlying ETFs. To the extent that an Underlying ETF realizes net losses on its investments for a given taxable year, a Fund will not be able to benefit from those losses until and only to the extent that (i) the Underlying ETFs realize gains that they can reduce by those losses, or (ii) the Fund recognizes its share of those losses (so as to offset distributions or capital gains from other Underlying ETFs) when it disposes of shares of the Underlying ETF in a transaction qualifying for sale or exchange treatment. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of Underlying ETF shares against its ordinary income (including distributions deriving from net short-term capital gains realized by an Underlying ETF).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the Funds’ sales of Underlying ETF shares that have generated losses. A wash sale occurs if shares of an Underlying ETF are sold by a Fund at a loss and a Fund acquires additional shares of that same Underlying ETF 30 days before or after the date of the sale. The wash-sale rules could defer losses in a Fund’s hands on sales of Underlying ETF shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that the Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying ETFs, rather than investing in shares of the Underlying ETF. For similar reasons, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying ETFs.

If any Fund were to own 20% or more of the voting interests of an Underlying ETF, subject to a safe harbor in respect of certain fund of funds arrangements, the Fund would be required to “look through” the Underlying ETF to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the Underlying ETF’s assets with each Fund’s assets for purposes of satisfying the 25% diversification test described above.

Options, Futures and Forward Contracts, and Swap Agreements or Derivatives

In general, option premiums received by an Underlying ETF are not immediately included in the income of a Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Underlying ETF transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by an Underlying ETF is exercised and the Underlying ETF sells or delivers the underlying stock, the Underlying ETF generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Underlying ETF minus (b) the Underlying ETF’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by an Underlying ETF pursuant to the exercise of a put option written by it, the Underlying ETF generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of an Underlying ETF’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Underlying ETF is greater or less than the amount paid by the Underlying ETF (if any) in terminating the transaction. Thus, for example, if an option written by an Underlying ETF expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain positions entered into by the Underlying ETFs (including any options, Box Spreads, futures contracts, forward contracts, foreign currency positions and swap agreements) may be governed by Section 1256 of the Code (“Section 1256 contracts”). Any gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Underlying ETFs at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. The FLEX Options included in an Underlying ETF’s portfolio are exchange-traded options and may be Section 1256 contracts.

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The Underlying ETFs’ options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the straddle rules contained primarily in Section 1092 of the Code. In some cases, the straddle rules also could apply in connection with swap agreements, Box Spreads and other derivatives. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. The straddle rules and the rules governing qualified covered calls may affect the character of gains (or losses) realized by the Underlying ETFs by causing gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be. In addition, losses realized by the Underlying ETFs on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of transactions in options, Box Spreads, futures, forward contracts, and swap agreements are not entirely clear.

The Underlying ETFs may make one or more of the elections available under the Code which are applicable to straddles. If an Underlying ETF makes any of the elections, the amount, character and timing of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders (including the Fund), and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to an Underlying ETF that did not engage in such hedging transactions.

In addition, an Underlying ETF’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules), which could affect the amount, timing and/or character of distributions to shareholders (including the Fund). The qualifying income and diversification requirements applicable to an Underlying ETF’s assets may limit the extent to which the Underlying ETF will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements, and other derivative instruments.

Rules governing the tax aspects of swap agreements, Box Spreads, and other derivative instruments are not entirely clear in certain respects. Accordingly, while the Underlying ETFs intend to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of each Underlying ETF as regulated investment companies – and consequently the status of the Fund as a regulated investment company might be affected. Calamos Advisors intends to monitor developments in this area.

An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether an Underlying ETF has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain their qualification as regulated investment companies, which may affect whether the Fund has satisfied its relevant requirements to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Nature of Fund Investments

Certain of the Underlying ETF’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause an Underlying ETF to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions. These provisions may therefore affect the amount, timing and character of distributions by the Underlying ETFs to a Fund and therefore to Fund shareholders.

Non-U.S. Taxes

Income and proceeds received by an Underlying ETF from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Underlying ETF’s return on investments in such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. The Underlying ETFs do not expect to be permitted to elect to pass to their shareholders non-income or other similar taxes paid or treated as paid by the Underlying ETFs, so shareholders of the Fund will not be entitled separately to claim a credit or deduction in respect of such payments. In addition, an Underlying ETF’s investments in foreign securities or foreign currencies may increase or accelerate the Underlying ETF’s recognition of ordinary income and may affect the timing or amount of the Underlying ETF’s distributions, and therefore may affect the timing or amount of the Fund’s distributions.

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Investments in Certain Non-U.S. Corporations

If an Underlying ETF holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Underlying ETF could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. An Underlying ETF will not be able to pass through to its shareholders any credit or deduction for such taxes. An Underlying ETF may be able to make an election that could ameliorate these adverse tax consequences. For instance, an Underlying ETF may elect to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Underlying ETF’s taxable year. If a an Underlying ETF were to make a mark-to-market election, the Underlying ETF would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, an Underlying ETF might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Investments in a Subsidiary

If an Underlying ETF invests in a Subsidiary, such Subsidiary is expected to be a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes, in which the Underlying ETF owning the Subsidiary will be a U.S. Shareholder. If the Fund is a U.S. Shareholder of a CFC, such Underlying ETF will be required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC. Subpart F income generally includes net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from an Underlying ETF’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. The Subsidiary may be required to sell investments in order to make cash payments to the Underlying ETF, including at a time when it may be disadvantageous to do so.

In addition, if any income earned by a Subsidiary were treated as “effectively connected” with the conduct of a trade or business in the United States (effectively connected income or ECI), such income would be subject to both a so-called “branch profits tax” and a U.S. federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, a Subsidiary were to earn ECI in connection with its direct investment activities, a portion or all of the Subsidiary’s income would be subject to these U.S. taxes. The Underlying ETFs that own a Subsidiary expect that, in general, the activities of the Subsidiary will be conducted in such a manner that it will not be treated as engaged in a U.S. trade or business, but there can be no assurance that the entity will not recognize any effectively connected income. The imposition of U.S. taxes on ECI could significantly reduce shareholders’ returns on their investments in a Fund when such Fund’s Underlying ETF owns a Subsidiary subject to such taxes.

Under Treasury regulations, subpart F inclusions included in an Underlying ETF’s annual income for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to a Fund’s business of investing in stock, securities or currencies.

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Backup Withholding

A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (“non-U.S. shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the Department of the Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the Department of the Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. The Internal Revenue Service and the Department of the Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gains dividends that a Fund pays.

Distributions to non-financial non-U.S. entities (other than publicly traded non-U.S. entities, entities owned by residents of U.S. possessions, non-U.S. governments, international organizations, or non-U.S. central banks), will also be subject to a withholding tax of 30% if the entity does not (i) certify that the entity does not have any substantial U.S. owners or (ii) provide the name, address and TIN of each substantial U.S. owner. The Internal Revenue Service and the Department of the Treasury have issued proposed regulations providing that these withholding rules will also not be applicable to the gross proceeds of share redemptions or capital gains dividends that a Fund pays.

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Income Not Effectively Connected

If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, a Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Fund Shares in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from a Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. tax return.

Income Effectively Connected

If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of Fund Shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Capital Loss Carryforward

Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

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CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), One Congress Street, Boston, Massachusetts 02114-2016, is the custodian for the assets of a Fund. The custodian is responsible for holding all cash and securities of a Fund, directly or through a book entry system, delivering and receiving payment for securities sold by a Fund, receiving and paying for securities purchased by a Fund, collecting income from investments of a Fund and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by a Fund, payment of dividends or payment of expenses of a Fund.

State Street also serves as transfer agent and dividend paying agent for a Fund.

FUND ACCOUNTING AND FINANCIAL ACCOUNTING AGENT

Under the arrangements with State Street to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating NAV; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to a Fund. A Fund has also entered into an agreement with State Street pursuant to which State Street provides certain administration treasury services to a Fund. These services include: monitoring the calculation of expense accrual amounts for a Fund and making any necessary modifications; managing a Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for a Fund; preparing financial reporting statements for a Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

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MISCELLANEOUS

Counsel. Ropes & Gray LLP, located at 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606, is counsel to the Trust.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, an independent registered public accounting firm, is the Trust’s independent auditor and is located at 111 South Wacker Drive, Chicago, IL 60606. Deloitte & Touche LLP audits and reports on a Fund’s annual financial statements and performs audit, audit-related and other services when approved by the Trust’s audit committee.

FINANCIAL STATEMENTS

Because the Funds have only recently commenced operations as of the date of this SAI, financial statements are not yet available for the Funds. A copy of a Fund’s Annual Report, once available, may be obtained upon request and without charge by writing or by calling a Fund at 1-866-363-9219.

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EXHIBIT A—DESCRIPTION OF RATINGS6

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Calamos Advisors believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”).

MOODY’S GLOBAL SHORT-TERM RATING SCALE

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

MOODY’S GLOBAL LONG-TERM RATING SCALE

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

S&P SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

(6)  The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the rating indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund’s fiscal year-end.

*  By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

A-1

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

S&P LONG-TERM ISSUE CREDIT RATINGS*

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

● The likelihood of payment — the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

● The nature and provisions of the financial obligation, and the promise we impute; and

● The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

*  Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-2

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated ‘D’ is in payment default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR—indicates that a rating has not been assigned or is no longer assigned.

Local Currency and Foreign Currency Ratings

S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

A-3

CALAMOS ETF TRUST

PART C

OTHER INFORMATION

Item 28. EXHIBITS.

(a)	(i)	Amended and Restated Certificate of Trust of the Registrant (incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(ii)	Second Amended and Restated Trust Instrument (incorporated by reference to Exhibit (a)(iii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
(b)		Bylaws of the Registrant (incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
(c)		See Articles IV, V, and VI of Exhibit (a)(ii) above and Article V of Exhibit (b) above.
(d)	(i)	Investment Advisory Agreement dated January 10, 2023 by and between Calamos ETF Trust and Calamos Antetokounmpo Asset Management LLC (incorporated by reference to Exhibit (d)(i) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(ii)	Sub-Advisory Agreement dated January 10, 2023 by and among Calamos Antetokounmpo Asset Management LLC, Calamos Advisors LLC and Calamos ETF Trust (incorporated by reference to Exhibit (d)(ii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(iii)	Investment Advisory Agreement dated September 1, 2023 by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(iii) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A, filed on September 28, 2023).
	(iv)	Amendment, dated September 26, 2023, regarding Calamos CEF Income & Arbitrage ETF, to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(iv) to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2023).
	(v)	Amendment, dated December 12, 2023, regarding Calamos Alternative Nasdaq® & Bond ETF, to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(v) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).

(vi)	Amendment, dated April 18, 2024, regarding Calamos S&P 500 Structured Alt Protection ETF® - May, Calamos S&P 500 Structured Alt Protection ETF® - August, Calamos S&P 500 Structured Alt Protection ETF® - July (formerly, Calamos S&P 500 Structured Alt Protection ETF® - November), Calamos S&P 500 Structured Alt Protection ETF® - September (formerly, Calamos S&P 500 Structured Alt Protection ETF® - February), Calamos Nasdaq-100® Structured Alt Protection ETF® - June, Calamos Nasdaq-100® Structured Alt Protection ETF® - September, Calamos Nasdaq-100® Structured Alt Protection ETF® - December, and Calamos Nasdaq-100® Structured Alt Protection ETF® - March, to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(vi) to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A, filed on April 22, 2024).
(vii)	Amendment, dated May 22, 2024 regarding Calamos Russell 2000® Structured Alt Protection ETF® - July, Calamos Russell 2000® Structured Alt Protection ETF® - October, Calamos Russell 2000® Structured Alt Protection ETF® - January, and Calamos Russell 2000® Structured Alt Protection ETF® - April to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(vii) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
(viii)	Amendment, dated August 12, 2024 regarding Calamos Laddered S&P 500® Structured Alt Protection ETF®, Calamos S&P 500® Structured Alt Protection ETF® - January, Calamos S&P 500® Structured Alt Protection ETF® - February, Calamos S&P 500® Structured Alt Protection ETF® - March, Calamos S&P 500® Structured Alt Protection ETF® - April, Calamos S&P 500® Structured Alt Protection ETF® - June, Calamos S&P 500® Structured Alt Protection ETF® - October, Calamos S&P 500® Structured Alt Protection ETF® - November, and Calamos S&P 500® Structured Alt Protection ETF® - December to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(viii) to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, filed on August 23, 2024).
(ix)	Amendment, dated January 10, 2025 regarding Calamos Bitcoin Structured Alt Protection ETF® - January, Calamos Bitcoin Structured Alt Protection ETF® - April, Calamos Bitcoin Structured Alt Protection ETF® - July and Calamos Bitcoin Structured Alt Protection ETF® - October to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(ix) to Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A, filed on January 17, 2025).
(x)	Amendment, dated January 23, 2025 regarding Calamos Bitcoin 90 Series Structured Alt Protection ETF® - January, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - April, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - July, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - October, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - January, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - April, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - July, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - October, Calamos Bitcoin Structured Alt Protection ETF® - 6 Mo Jan/Jul and Calamos Bitcoin Structured Alt Protection ETF® - 6 Mo Apr/Oct to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(xi) to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, filed on January 31, 2025).

(xi)	Amendment, dated May 2, 2025, regarding name change of Calamos Alternative Nasdaq® & Bond ETF to Calamos Nasdaq® Equity & Income ETF to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(xi) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).
(xii)	Amendment, dated June 18, 2025, regarding Calamos Autocallable Income ETF to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(xii) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).
(xiii)	Amendment, dated August 20, 2025 regarding Calamos Laddered Bitcoin Structured Alt Protection ETF®, Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®, and Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF® to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(xiii) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on September 26, 2025).
(xiv)	Amendment, dated October 9, 2025, regarding Calamos Nasdaq® Autocallable Income ETF to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(xiv) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A, filed on November 5, 2025).
(xv)	Investment Advisory Agreement dated June 18, 2025 between Calamos Advisors LLC and Calamos Bitcoin Structured Alt Protection ETF® - January Sub 1, Calamos Bitcoin Structured Alt Protection ETF® - April Sub 1, Calamos Bitcoin Structured Alt Protection ETF® - July Sub 1, Calamos Bitcoin Structured Alt Protection ETF® - October Sub 1, Calamos Bitcoin Structured Alt Protection ETF® - 6 Mo Jan/Jul Sub 1, Calamos Bitcoin Structured Alt Protection ETF® - 6 Mo Apr/Oct Sub 1, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - January Sub 1, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - April Sub 1, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - July Sub 1, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - October Sub 1, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - January Sub 1, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - April Sub 1, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - July Sub 1, and Calamos Bitcoin 80 Series Structured Alt Protection ETF® - October Sub 1 (incorporated by reference to Exhibit (d)(xiii) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).

	(xvi)	Amendment, dated September 11, 2025 regarding fund name changes to Investment Advisory Agreement by and between Calamos Advisors LLC and Calamos Bitcoin Structured Alt Protection ETF® - January Sub 1, Calamos Bitcoin Structured Alt Protection ETF - April® Sub 1, Calamos Bitcoin Structured Alt Protection ETF® - July Sub 1, Calamos Bitcoin Structured Alt Protection ETF® - October Sub 1, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - January Sub 1, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - April Sub 1, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - July Sub 1, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - October Sub 1, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - January Sub 1, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - April Sub 1, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - July Sub 1, and Calamos Bitcoin 80 Series Structured Alt Protection ETF® - October Sub 1 (incorporated by reference to Exhibit (d)(xv) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on September 26, 2025).
	(xvii)	Investment Advisory Agreement dated June 18, 2025 between Calamos Advisors LLC and Calamos Autocallable Income ETF - Sub 1 (incorporated by reference to Exhibit (d)(xiv) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).
	(xviii)	Investment Advisory Agreement dated October 9, 2025 between Calamos Advisors LLC and Calamos Nasdaq® Autocallable Income ETF - Sub 1 (incorporated by reference to Exhibit (d)(xviii) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A, filed on November 5, 2025).
(e)	(i)	ETF Distribution Agreement dated December 19, 2023 between Calamos ETF Trust and Calamos Financial Services LLC (incorporated by reference to Exhibit (e)(iv) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
	(ii)	First Amendment to ETF Distribution Agreement dated April 18, 2024 (incorporated by reference to Exhibit (e)(ii) to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A, filed on April 22, 2024).
	(iii)	Second Amendment to ETF Distribution Agreement dated May 22, 2024 (incorporated by reference to Exhibit (e)(iii) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
	(iv)	Third Amendment to ETF Distribution Agreement dated August 12, 2024 (incorporated by reference to Exhibit (e)(iv) to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, filed on August 23, 2024).
	(v)	Fourth Amendment to ETF Distribution Agreement dated January 10, 2025 (incorporated by reference to Exhibit (e)(v) to Post Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A, filed on January 17, 2025).
	(vi)	Fifth Amendment to ETF Distribution Agreement dated January 23, 2025 (incorporated by reference to Exhibit (e)(vi) to Post Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, filed on January 31, 2025).

	(vii)	Sixth Amendment to ETF Distribution Agreement dated June 12, 2025 (incorporated by reference to Exhibit (e)(vii) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).
	(viii)	Seventh Amendment to ETF Distribution Agreement dated August 20, 2025 (incorporated by reference to Exhibit (e)(viii) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on September 26, 2025).
	(ix)	Eighth Amendment to ETF Distribution Agreement dated October 9, 2025 (incorporated by reference to Exhibit (d)(xiii) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A, filed on November 5, 2025).
(f)		Not applicable.
(g)	(i)	Master Custodian Agreement with State Street Bank and Trust Company, dated September 11, 2009 (incorporated by reference to Exhibit (g)(i) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(ii)	Notification of Additional Fund, dated December 21, 2022, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(ii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(iii)	Notification of Additional Funds, dated September 26, 2023, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(iii) to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, filed on October 6, 2023).
	(iv)	Notification of Additional Fund, dated December 12, 2023, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(iv) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
	(v)	Notification of Additional Funds, dated April 24, 2024, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(v) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
	(vi)	Notification of Additional Funds, dated May 29, 2024, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(vi) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
	(vii)	Notification of Additional Funds, dated July 1, 2024, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(vii) to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, filed on August 23, 2024).

	(viii)	Notification of Additional Funds, dated August 26, 2024, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(viii) to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A, filed on August 30, 2024).
	(ix)	Notification of Additional Funds, dated September 30, 2024, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(ix) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2024).
	(x)	Notification of Additional Funds, dated November 6, 2024, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(x) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2024).
	(xi)	Notification of Additional Funds, dated January 24, 2025, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(xi) to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, filed on January 31, 2025).
	(xii)	Notification of Additional Funds, dated June 20, 2025, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(xii) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).
	(xiii)	Notification of Additional Funds, dated September 19, 2025, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(xiii) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on September 26, 2025).
	(xiv)	Notification of Additional Funds, dated October 23, 2025, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(xiv) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A, filed on November 5, 2025).
(h)		Other Material Contracts.
	(i)	Transfer Agency and Service Agreement, with State Street Bank and Trust Company dated as of March 21, 2014 (incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed on May 28, 2014).
	(ii)	Notification of Additional Fund, dated December 21, 2022, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(ii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(iii)	Notification of Additional Funds, dated September 26, 2023, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(iii) to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, filed on October 6, 2023).

(iv)	Notification of Additional Fund, dated December 12, 2023, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(iv) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
(v)	Notification of Additional Funds, dated April 24, 2024, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(v) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
(vi)	Notification of Additional Funds, dated May 29, 2024, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(vi) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
(vii)	Notification of Additional Funds, dated July 1, 2024, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(vii) to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, filed on August 23, 2024).
(viii)	Notification of Additional Funds, dated August 26, 2024, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(viii) to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A, filed on August 30, 2024).
(ix)	Notification of Additional Funds, dated September 30, 2024, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(ix) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2024).
(x)	Notification of Additional Funds, dated November 8, 2024, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(x) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2024).
(xi)	Notification of Additional Funds, dated January 24, 2025, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(xi) to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, filed on January 31, 2025).
(xii)	Notification of Additional Funds, dated June 20, 2025, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(xii) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).
(xiii)	Notification of Additional Funds, dated September 19, 2025, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(xiii) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on September 26, 2025).

(xiv)	Notification of Additional Funds, dated October 23, 2025, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(xiv) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A, filed on November 5, 2025).
(xv)	Administration Agreement, effective November 1, 2018, with State Street Bank (incorporated by reference to Exhibit (h)(iii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
(xvi)	Notification of Additional Fund, dated December 21, 2022, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(iv) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
(xvii)	Notification of Additional Funds, dated October 3, 2023, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(vi) to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, filed on October 6, 2023).
(xviii)	Amendment to Administration Agreement, dated January 4, 2024 (incorporated by reference to Exhibit (h)(viii) to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A, filed on February 8, 2024).
(xix)	Notification of Additional Funds, dated April 24, 2024, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xii) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
(xx)	Notification of Additional Funds, dated May 29, 2024, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xiii) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
(xxi)	Notification of Additional Funds, dated July 1, 2024, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xv) to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, filed on August 23, 2024).
(xxii)	Notification of Additional Funds, dated August 26, 2024, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xvi) to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A, filed on August 30, 2024).
(xxiii)	Notification of Additional Funds, dated September 30, 2024, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xix) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2024).

(xxiv)	Notification of Additional Funds, dated November 8, 2024, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xx) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2024).
(xxv)	Notification of Additional Funds, dated January 24, 2025, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xxii) to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, filed on January 31, 2025).
(xxvi)	Notification of Additional Funds, dated June 20, 2025, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xxiv) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).
(xxvii)	Notification of Additional Funds, dated September 19, 2025, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xxvi) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on September 26, 2025).
(xxviii)	Notification of Additional Funds, dated October 23, 2025, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xxviii) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A, filed on November 5, 2025).
(xxix)	Master Services Agreement, dated March 15, 2004, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h)(v) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
(xxx)	Notification of Additional Funds, dated December 21, 2022, pursuant to the Master Services Agreement (incorporated by reference to Exhibit (h)(vi) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
(xxxi)	Notification of Additional Funds, dated September 26, 2023, pursuant to the Master Services Agreement (incorporated by reference to Exhibit (h)(ix) to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, filed on October 6, 2023).
(xxxii)	Notification of Additional Fund, dated December 12, 2023, pursuant to the Master Services Agreement (incorporated by reference to Exhibit (h)(xii) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
(xxxiii)	Notification of Additional Funds, dated April 24, 2024, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xix) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
(xxxiv)	Notification of Additional Funds, dated May 29, 2024, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xx) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).

(xxxv)	Notification of Additional Funds, dated July 1, 2024, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xxiii) to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, filed on August 23, 2024).
(xxxvi)	Notification of Additional Funds, dated August 26, 2024, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xxiv) to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A, filed on August 30, 2024).
(xxxvii)	Notification of Additional Funds, dated September 30, 2024, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xxix) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2024).
(xxxviii)	Notification of Additional Funds, dated November 8, 2024, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xxx) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2024).
(xxxix)	Notification of Additional Funds, dated January 24, 2025, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xxxiii) to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, filed on January 31, 2025).
(xl)	Notification of Additional Funds, dated June 20, 2025, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xxxvi) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).
(xli)	Notification of Additional Funds, dated September 19, 2025, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xxxix) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on September 26, 2025).
(xlii)	Notification of Additional Funds, dated October 23, 2025, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xlii) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A, filed on November 5, 2025).
(xliii)	Master Services Agreement, effective as of October 16, 2023, with Ernst & Young LLP (incorporated by reference to Exhibit (h)(xvi) to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A, filed on April 12, 2024).

	(xliv)	Form of Authorized Participant Agreement (incorporated by reference to Exhibit (h)(vii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(xlv)	Revised Form of Authorized Participant Agreement (incorporated by reference to Exhibit (h)(xiv) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
(i)		Legal Opinion and Consent (filed herewith).
(j)		Consent of Independent Registered Public Accounting Firm (filed herewith).
(k)		Not applicable.
(l)		Not applicable.
(m)		Rule 12b-1 Plan (incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(i)	Amendment to Rule 12b-1 Plan dated September 26, 2023 (incorporated by reference to Exhibit (m)(i) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A, filed on September 28, 2023).
	(ii)	Amendment to Rule 12b-1 Plan dated December 12, 2023 (incorporated by reference to Exhibit (m)(ii) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
	(iii)	Amendment to Rule 12b-1 Plan dated April 18, 2024 (incorporated by reference to Exhibit (m)(iii) to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A, filed on April 22, 2024).
	(iv)	Amendment to Rule 12b-1 Plan dated May 22, 2024 (incorporated by reference to Exhibit (m)(iv) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
	(v)	Amendment to Rule 12b-1 Plan dated August 12, 2024 (incorporated by reference to Exhibit (m)(v) to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, filed on August 23, 2024).
	(vi)	Amendment to Rule 12b-1 Plan dated January 10, 2025 (incorporated by reference to Exhibit (m)(vi) to Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A, filed on January 17, 2025).
	(vii)	Amendment to Rule 12b-1 Plan dated January 23, 2025 (incorporated by reference to Exhibit (m)(vii) to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, filed on January 31, 2025).
	(viii)	Amendment to Rule 12b-1 Plan dated June 18, 2025 (incorporated by reference to Exhibit (m)(viii) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).

	(ix)	Amendment to Rule 12b-1 Plan dated August 20, 2025 (incorporated by reference to Exhibit (m)(ix) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on September 26, 2025).
	(x)	Amendment to Rule 12b-1 Plan dated October 9, 2025 (incorporated by reference to Exhibit (m)(x) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A, filed on November 5, 2025).
(n)		Not applicable.
(o)		Not applicable.
(p)		Code of Ethics.
	(i)	Code of Ethics of Calamos Antetokounmpo Asset Management LLC (“CGAM”), dated October 9, 2025 (incorporated by reference to Exhibit (p)(i) to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A, filed on October 17, 2025).
	(ii)	Code of Ethics and Insider Trading Policy of Registrant, Calamos Advisors LLC, Calamos Financial Services LLC and certain affiliated entities, dated October 9, 2025 (incorporated by reference to Exhibit (p)(ii) to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A, filed on October 17, 2025).
(q)	(i)	Powers of Attorney for Messrs. Neal, Rybak, Wennlund, Toub and Mses. Breen and Stuckey (incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A, filed on April 12, 2024).
	(ii)	Powers of Attorney for Messrs. Koudounis, Armstrong, and Phlegar (incorporated by reference to Exhibit (q)(ii) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on September 26, 2025).

Item 29. CONTROL PERSONS.

No person is directly or indirectly controlled by or under common control with Calamos Laddered S&P 500® Structured Alt Protection ETF®, Calamos Laddered Bitcoin Structured Alt Protection ETF®, Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®, Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®.

Item 30. INDEMNIFICATION.

Article IX of the Second Amended and Restated Trust Instrument of the Registrant (the “Trust Instrument”) (Exhibit (a)(ii) to this registration statement) provides that, subject to certain exceptions and limitations, every person who is, or has been, a trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof. To the extent required under the Investment Company Act of 1940, as amended, but only to such extent, no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

The Trust Instrument also provides that if any shareholder or former shareholder of any series is held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected series, shall, upon request by such shareholder or former shareholder, assume the defense of any claim made against him or her for any act or obligation of the series and satisfy any judgment thereon from the assets belonging to the series. Neither the Trust nor the applicable series shall be responsible for satisfying any obligation arising from such a claim that has been settled by the shareholder without the prior written notice to, and consent of, the Trust. Except as otherwise specifically provided in this Trust Instrument or in the Bylaws, the Trust shall have no obligation to indemnify or hold harmless any shareholder against any loss or expense arising under any circumstances whether in connection with a proceeding of any kind or otherwise.

The Registrant, its trustees and officers, its investment adviser, the other investment companies advised by the Advisor and certain persons affiliated with them are insured, within the limits and subject to the limitations of the insurance, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings. The insurance expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The information in the Statement of Additional Information under the captions “Management” and “Investment Advisory Services” is incorporated by reference.

Item 32. PRINCIPAL UNDERWRITER.

(a)	Calamos Financial Services LLC (“CFS”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Calamos Investment Trust, Calamos Advisors Trust, Calamos Antetokounmpo Sustainable Equities Trust, Calamos ETF Trust, Calamos Aksia Alternative Credit and Income Fund, and Calamos Aksia Private Equity and Alternatives Fund.

(b)	Information on the officers of CFS is set forth below. CFS does not have any directors. The principal business address for all named individuals, except Messrs. Kiley, and Ojala, is 2020 Calamos Court, Naperville, Illinois 60563. The principal business address for Mr. Kiley is 50 Rockefeller Plaza, Suite 1600, New York, NY 10020, and the principal business address for Mr. Ojala is 215 North Peoria Street, Chicago, Illinois 60607.

Name	Position with Underwriter	Position with Registrant
John S. Koudounis	President and Chief Executive Officer	Trustee and Vice President
Thomas Kiley	Principal Executive Officer and Chief Distribution Officer	Vice President
Daniel Dufresne	Executive Vice President, Chief Operating Officer	Vice President
Christian A. Helmetag	Principal Financial Officer and Principal Operations Officer	None
Erik D. Ojala	General Counsel and Secretary	Vice President and Secretary
Jacqueline E. Sinker	Chief Compliance Officer	None

(c)	There are no commissions or other compensation received from the Registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of an affiliated person.

Item 33. LOCATION OF ACCOUNTS AND RECORDS.

All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment adviser, Calamos Advisors LLC, and CFS, the Registrant’s principal underwriter, 2020 Calamos Court, Naperville, Illinois 60563, or at the offices of the custodian and transfer agent, State Street Bank & Trust Company, N.A., 1 Lincoln Street, Boston, Massachusetts, 02111.

Item 34. MANAGEMENT SERVICES.

None.

Item 35. UNDERTAKINGS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Naperville, and the State of Illinois on the 21st day of November 2025.

Calamos ETF Trust

By:	/s/ John P. Calamos, Sr.
John P. Calamos, Sr.
Trustee and President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ John P. Calamos, Sr.	Trustee and President	November 21, 2025
John P. Calamos, Sr.	(principal executive officer)

/s/ John S. Koudounis**	Trustee and Vice President	November 21, 2025
John S. Koudounis

/s/ John E. Neal*	Trustee	November 21, 2025
John E. Neal

/s/ William Rybak*	Trustee	November 21, 2025
William Rybak

/s/ Virginia G. Breen*	Trustee	November 21, 2025
Virginia G. Breen

/s/ Lloyd A. Wennlund*	Trustee	November 21, 2025
Lloyd A. Wennlund

/s/ Karen L. Stuckey*	Trustee	November 21, 2025
Karen L. Stuckey

/s/ Christopher M. Toub*	Trustee	November 21, 2025
Christopher M. Toub

/s/ Hugh Armstrong**	Trustee	November 21, 2025
Hugh Armstrong

/s/ Jeffrey S. Phlegar**	Trustee	November 21, 2025
Jeffrey S. Phlegar

/s/ Thomas E. Herman	Vice President and Chief Financial Officer	November 21, 2025
Thomas E. Herman	(principal accounting officer)

*	An original power of attorney authorizing John P. Calamos, Sr. to execute this Registration Statement, and amendments thereto, for Messrs. Neal, Rybak, Wennlund, Toub and Mses. Breen and Stuckey, each a trustee of the Registrant on whose behalf this Registration Statement is filed, was previously executed, and previously filed as an exhibit.

**	An original power of attorney authorizing John P. Calamos, Sr. to execute this Registration Statement, and amendments thereto, for Messrs. Koudounis, Armstrong, and Phlegar, each a trustee of the Registrant on whose behalf this Registration Statement is filed, was previously executed, and previously filed as an exhibit.

By:	/s/ John P. Calamos, Sr.
John P. Calamos, Sr.
Attorney-in-Fact
November 21, 2025

Exhibit Index

(i)	Legal Opinion and Consent.
(j)	Consent of Independent Registered Public Accounting Firm.